UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary information statement
□	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))
□	Definitive information statement

EQUUS TOTAL RETURN, INC.

(Name of Registrant as Specified in Its Charter)

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(1)	Title of each class of securities to which transaction applies:
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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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 EQUUS TOTAL RETURN, INC.

700 Louisiana Street, 48th Floor

Houston, Texas 77002

May ____, 2017

Dear Stockholders:

This Notice and accompanying Information Statement is being furnished to the holders of common stock of Equus Total Return, Inc. (“we,” “us,” “our,” or the “Company”), a Delaware corporation. We are not soliciting your proxy and you are requested not to send us a proxy. This Information Statement follows a previous information statement provided to our stockholders on or about January 18, 2017, wherein our Board of Directors (“Board”) was authorized to withdraw the Company’s election to be classified as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”) as part of a Plan of Reorganization within the meaning of Section 2(a)(33) of the 1940 Act.

In connection with the foregoing, and in furtherance of the Plan of Reorganization, we are notifying you of the following additional actions taken by holders of a majority of our voting shares:

•	approval of the acquisition by the Company of 90.3% of the capital stock of U.S. Gas & Electric, Inc. (“USG&E”) (hereinafter, the “Acquisition”);

•	approval of the merger of ETR Merger Sub, Inc. (“Merger Sub”), a newly formed wholly-owned subsidiary of the Company, with and into USG&E, with USG&E surviving the merger as a wholly-owned subsidiary of the Company (the “Merger”, and together with the Acquisition, the “Consolidation”);

•	in connection with the Consolidation, the issuance of an aggregate of 32,606,539 shares of Company common stock, and $40 million worth of shares of Company 7.5% Series A Convertible Preferred Stock, on a pro-rata basis to the stockholders of USG&E in exchange for their USG&E shares (the common stock and 7.5% Series A Convertible Preferred Stock issued to the USG&E stockholders are collectively referred to herein as the “Consideration Shares”);

•	approval and authorization of a 1-for-3 reverse split of the Company’s common stock following the closing of the Acquisition (“Reverse Split”), to enable the Company to meet the minimum share trading price threshold for operating companies listed on the New York Stock Exchange (“NYSE”);

•	conditional upon closing of the Acquisition, approval of the Company’s 2017 Equity Incentive Plan (“Incentive Plan”); and

•	following the closing of the Acquisition, the restatement of the Company’s Certificate of Incorporation and Bylaws (the “Restatement”) to: (i) change the name of the Company to “USG&E, Inc.”, (ii) effect the Reverse Split, (iii) increase the number of authorized shares of common stock from 50,000,000 to 100,000,000, and (iv) include provisions more consistent with the charter and bylaws of an operating company and eliminate provisions related to the operation of the Company as an investment company.

The Acquisition, Merger, the issuance of the Consideration Shares, the Reverse Split, the Incentive Plan, and the Restatement (collectively, the “Actions”) are each described in more detail in the Information Statement attached to this Notice. I encourage you to read the Information Statement in its entirety. This Notice and accompanying Information Statement is being mailed on or about _____________, 2017 to stockholders of record as of the close of business on ____________, 2017.

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BOARD APPROVAL

The Board has unanimously (i) determined that it is advisable, fair to, and in the best interests of the Company and its stockholders to effect the Consolidation by entering into that certain Stock Purchase Agreement and Plan of Merger, dated as of April 24, 2017 (“Merger Agreement”), (ii) adopted the Merger Agreement and approved the transactions contemplated thereby, including the Consolidation and the issuance of the Consideration Shares, (iii) approved the remainder of the Actions, namely the Reverse Split, the Incentive Plan, and the Restatement, and (iv) recommended that the stockholders of the Company approve each of the Actions in their entirety.

RECORD DATE, VOTE REQUIRED AND RELATED INFORMATION

Charter, Statutory, and Exchange Requirements

Equus Certificate of Incorporation. The Tenth Article of our Certificate of Incorporation requires that holders of a majority of the Company’s outstanding voting shares must approve a change in the nature of the business of the Company. The Consolidation and the resultant conversion of the Company into an operating company instead of an investment company, constitutes a change in the business of the Company that requires approval of our shareholders.

Equus Bylaws. Section 2.13 of our Bylaws requires the consent of the holders of a majority of all of the issued and outstanding common stock of the Company to amend, alter, change or repeal, directly or indirectly, our Certificate of Incorporation or our Bylaws. The Consolidation and the resultant conversion of the Company into an operating company instead of an investment company necessitates changes to our Certificate of Incorporation and Bylaws to be more consistent with the charter and bylaws of an operating company, and therefore, requires approval of our shareholders.

Delaware General Corporation Law. The Reverse Split and the Restatement are corporate actions that require stockholder approval under the General Corporation Law of Delaware. This action by our stockholders could either be taken at a special meeting of the stockholders in which a quorum is present in person or by proxy, or through written consent from the holders of a majority of our issued and outstanding voting securities.

New York Stock Exchange Rules. The NYSE Listed Company Manual (hereinafter, the “NYSE Rules”) requires stockholder approval for the issuance of the Consideration Shares and the adoption of the Incentive Plan. The specific sections of the NYSE Rules applicable to the Actions are described in more detail in the Information Statement.

Method of Stockholder Approval

Action by Written Consent Permitted. The authority of our stockholders to take action by written consent, in lieu of a meeting, is provided by Section 228 of the General Corporation Law of Delaware and Section 2.8 of our Bylaws, which provides that any action required to be taken at any annual or special meeting of stockholders of the Company, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. If the Actions were not adopted by majority written consent pursuant to Section 228, each of the Actions would have been required to be considered by our stockholders at a special stockholders’ meeting convened for the specific purpose of approving them.

Vote Obtained. Although our stockholders have approved an increase of our authorized shares as described in more detail herein, as of the Record Date, the Company had authorized capital stock consisting of 50,000,000 shares of common stock. As of the date of this Notice and Information Statement, the Company had 13,518,146 shares of its common stock issued and outstanding. On April 24, 2017, the Secretary of the Company received the written consent of shareholders collectively holding 7,394,336 shares, or 54.7% of our issued and outstanding common stock, approving the Actions. No further vote of our stockholders is required to affect the Actions, which are expected to become effective on or about June ____, 2017.

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The transfer agent for our common stock is American Stock Transfer & Trust Co., LLC, 6201 15th Avenue, 3rd Floor, Brooklyn, New York 11219.

NO MEETING OF STOCKHOLDERS REQUIRED

We are not soliciting any votes in connection with the Actions. The stockholders that have consented to the Actions collectively hold a majority of the Company’s outstanding common stock and, accordingly, such stockholders have sufficient voting rights to approve the Actions.

Under Delaware law, the effective date of the Actions is twenty (20) days following the giving of notice of the Actions to all other stockholders. This Notice and accompanying Information Statement constitutes the required notice under Delaware law, as well as pursuant to applicable requirements of the Securities Exchange Act of 1934, as amended.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Kenneth I. Denos

Kenneth I. Denos

Secretary, Chief Compliance Officer

and Director

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Annex A — Merger Agreement

Annex B — Opinion of Jefferies LLC

Annex C — Restated Certificate of Incorporation

Annex D — 2017 Equity Incentive Plan

Annex E — The Company’s Annual Report on Form 10-K for the Year Ended December 31, 2016

PRELIMINARY INFORMATION STATEMENT

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS

IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

INTRODUCTION

This Information Statement is being sent to stockholders of Equus Total Return, Inc. (hereafter, “we,” “us,” “our,” or the “Company”) in connection with the following actions taken by holders of a majority of our voting shares (collectively referred to in this Information Statement as the “Actions”):

•	approval of the acquisition by the Company of 90.3% of the capital stock of U.S. Gas & Electric, Inc. (“USG&E”) (hereinafter, the “Acquisition”);

•	approval of the merger of ETR Merger Sub, Inc. (“Merger Sub”), a newly formed wholly-owned subsidiary of the Company, with and into USG&E, with USG&E surviving the merger as a wholly-owned subsidiary of the Company (“Merger”, and together with the Acquisition, the “Consolidation”);

•	in connection with the Consolidation, the issuance of an aggregate of 32,606,539 shares of Company common stock (the “Common Consideration Shares”), and $40 million of shares of Company 7.5% Series A Convertible Preferred Stock (the “Preferred Consideration Shares”), on a pro-rata basis to the stockholders of USG&E in exchange for their USG&E shares (the Common Consideration Shares and the Preferred Consideration Shares issued to the USG&E stockholders are collectively referred to herein as the “Consideration Shares”);

•	approval and authorization of a 1-for-3 reverse split of the Company’s common stock following the closing of the Acquisition (“Reverse Split”), to enable the Company to meet the minimum share trading price threshold for operating companies listed on the New York Stock Exchange (“NYSE”);

•	conditional upon closing of the Acquisition, approval of the Company’s 2017 Equity Incentive Plan (“Incentive Plan”); and

•	following the closing of the Acquisition, the restatement of the Company’s Certificate of Incorporation and Bylaws (the “Restatement”) to: (i) change the name of the Company to “USG&E, Inc.”, (ii) effect the Reverse Split, (iii) increase the number of authorized shares of common stock from 50,000,000 to 100,000,000, and (iv) include provisions more consistent with the charter and bylaws of an operating company and eliminate provisions related to the operation of the Company as an investment company.

The Actions, which are described in more detail below, represent the implementation of the final stage of the Plan of Reorganization announced by the Company on May 15, 2014, the result of which will be the conversion of the Company into an operating company whose shares are listed for trading on the NYSE.

Pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and Regulation 14C and Schedule C thereunder, this Information Statement will be mailed out on or about May ____, 2017 (the “Mailing Date”) to the Company’s shareholders of record, as of May ____, 2017 (the “Record Date”). As of the Record Date, we had outstanding 13,518,146 shares of common stock. We have no other shares of voting stock outstanding.

This Information Statement is being circulated to advise our shareholders of the Actions described above. Nevertheless, pursuant to Rule 14c-2 of the Exchange Act, the Actions will not be effective until 20 days after the Mailing Date. We anticipate that the effective date of the Actions to be on or about June ____, 2017 (the “Effective Date”).

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SUMMARY

This summary highlights selected information from this Information Statement with respect to the Stock Purchase Agreement and Plan of Merger, dated April 24, 2017 (“Merger Agreement”) which embodies the proposed Consolidation, the issuance of the Consideration Shares in connection with the Consolidation, and the other Actions approved by holders of a majority of our voting shares. This summary may not contain all of the information that is important to you. To understand the Consolidation, the Actions, and other related matters fully and for a more complete description of the legal terms of the Merger Agreement and the related agreements, you should carefully read this entire Information Statement. You should also read the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 (attached hereto as Annex E). Please see “Where You Can Find More Information” beginning on page 111. We have included references to other portions of this Information Statement to direct you to a more complete description of the topics presented in this summary, which you should review carefully in their entirety.

The Companies

Equus Total Return, Inc. The Company is an internally managed closed-end fund created in 1992 that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). Historically, we have attempted to maximize the return to our stockholders in the form of current investment income and long-term capital gains by investing in the debt and equity securities of companies with a total enterprise value of between $5.0 million and $75.0 million, although we have engaged in transactions with smaller or larger investee companies from time to time. We have also sought to invest primarily in companies pursuing growth either through acquisition or organically, leveraged buyouts, management buyouts and recapitalizations of existing businesses or special situations. Our income-producing investments have consisted principally of debt securities, including bonds, subordinated debt, debt convertible into common or preferred stock, or debt combined with warrants and common and preferred stock. We have further sought to achieve capital appreciation by making investments in equity and equity-oriented securities issued by privately-owned companies or smaller public companies in transactions negotiated directly with such companies. Our shares are traded on the NYSE under the symbol “EQS”.

Our principal executive offices are located at 700 Louisiana Street, 48th Floor, Houston, Texas 77002, and our telephone number is (888) 323-4533. Additional information about the Company is included in documents incorporated by reference into this Information Statement.

ETR Merger Sub, Inc. Merger Sub is a wholly-owned subsidiary of the Company and was formed by us solely in contemplation of the Consolidation. Merger Sub has not carried on any activities to date, except for activities incidental to its incorporation and has no assets, liabilities or other obligations of any nature other than as set forth in the Merger Agreement. The principal executive offices of Merger Sub are located at 700 Louisiana Street, 48th Floor, Houston, Texas 77002, and its telephone number is (888) 323-4533.

U.S. Gas & Electric, Inc. USG&E is a leading retail energy company that sells electricity and natural gas in deregulated utility markets to residential and commercial customers. USG&E sources and schedules the transfer of energy from the point of purchase at the electrical grids and natural gas pipelines to the local utilities that ultimately deliver the energy to our customers. As of January 31, 2017, USG&E served over 375,000 residential customer equivalents (‘‘RCEs’’) in 62 utility markets across the following 11 states and the District of Columbia: Connecticut, Illinois, Indiana, Kentucky, Maryland, Massachusetts, Michigan, New Jersey, New York, Ohio and Pennsylvania. Nationally, USG&E operates under the brand ‘U.S. Gas & Electric’ and operates in various states under local brands, such as ‘New Jersey Gas & Electric’ and ‘Pennsylvania Gas & Electric,’ that promote consumer confidence and service reliability. USG&E’s customer base is primarily comprised of residential and commercial customers in territories with investment-grade Purchase of Receivables (‘‘POR’’) and Consolidated Utility Billing (‘‘CUBS’’) programs. The POR program contractually obligates certain utilities with investment-grade credit profiles to purchase without recourse USG&E’s customer receivables at discounts that range from approximately 0% - 3%. This converts USG&E’s portfolio of individual customer receivables into high quality utility receivables, thereby mitigating any material bad debt expense. USG&E also participates in the CUBS program, which allows its customers to receive one convenient consolidated utility bill that includes USG&E’s invoiced charges. As of January 31, 2017, 53% of USG&E’s RCEs were residential and 47% were commercial.

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The Consolidation (page 37)

Overview. On May 15, 2014, we announced that our Board had adopted a Plan of Reorganization within the meaning of Section 2(a)(33) of the 1940 Act. The essence of the Plan of Reorganization is the transformation of the Company from a BDC into a publicly-traded operating company. Our stated intention to accomplish the Plan of Reorganization was to pursue a “Consolidation,” which is defined in the Plan as a merger or consolidation of the Company with MVC Capital, Inc. (“MVC”), a BDC regulated under the 1940 Act, or with one or more of MVC's portfolio companies. USG&E has been a portfolio investment of MVC since 2007. The Consolidation, which will be accomplished in two stages (referred throughout this Information Statement as the “Acquisition” and the “Merger”), will result in USG&E becoming a wholly-owned subsidiary of the Company, and the operations of USG&E, as an energy services company, becoming the predominant operations within the Company’s group.

Stage 1 – Acquisition of 90.3% of USG&E. The first stage of the Consolidation involves the Acquisition by the Company, from certain USG&E shareholders (the “Initial Sellers”), of 90.3% of the capital stock of USG&E. Throughout this Information Statement, the closing of the Acquisition is referred to as the “Initial Closing”.

Stage 2 – Merger of Merger Sub With and Into USG&E. The second stage of the Consolidation involves the Merger of Merger Sub with and into USG&E, with USG&E as the surviving entity. Notably, the stockholders of USG&E remaining after the Initial Closing (the “Remaining USG&E Shareholders”) will, as a result of the Merger, cease to be stockholders of USG&E and will instead have the right to become stockholders of the Company.

Issuance of Consideration Shares. The consideration tendered by the Company to the stockholders of USG&E consists of 32,606,539 newly-issued Common Consideration Shares and $40 million worth of newly-issued Preferred Consideration Shares having the rights, designations, and preferences described under “The Merger Agreement—Description of Company Preferred Stock—7.5% Series A Convertible Preferred Stock” below.

Expected Timing. We expect to complete the Acquisition during the second quarter of 2017 and the Merger during the third quarter of 2017. However, the Acquisition, which must occur prior to the Merger, is subject to a number of conditions, some of which are beyond the control of the Company and USG&E, and we cannot predict the precise timing for completion of the Acquisition with certainty. See “The Merger Agreement” beginning on page 56 of this Information Statement and “Risk Factors—The Consolidation may not be completed, which could adversely affect our business operations and stock price and subject us to a number of risks” beginning on page 19 of this Information Statement for further information.

Conditions to Completion. The completion of the Consolidation is subject to the satisfaction or, to the extent legally permissible, the waiver of a number of conditions in the Merger Agreement, including:

•	the absence of any injunctions, writs, or orders enjoining the Acquisition, Merger or other transaction contemplated by the Merger Agreement;

•	the withdrawal of the Company’s election to be classified as a BDC under the 1940 Act;

•	the expiration of all applicable waiting periods under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended (“HSR Act”), Delaware law, the Exchange Act, or any other relevant governmental authority;

•	authorization from the Federal Energy Regulatory Commission in accordance with Section 203 of the Federal Power Act;

•	approval by the NYSE for listing of the Common Consideration Shares, the shares of Company common stock issuable upon conversion of the Preferred Consideration Shares and shares of Company common stock held by MVC prior to its entry into the Merger Agreement, and notifications to the NYSE with respect to the Company’s Reverse Split to be effected following closing of the Acquisition;
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•	the accuracy of certain representations and warranties concerning the Company, USG&E, and the stockholders of USG&E as set forth in the Merger Agreement;

•	the compliance of the Company, USG&E, and the Initial Sellers with all applicable covenants as set forth in the Merger Agreement;

•	the filing of certain notices and the receipt of certain consents to the Consolidation by USG&E;

•	the redemption of certain shares of preferred stock issued by USG&E; and

•	with respect to the Merger, the effectiveness of a Registration Statement on Form S-4 registering the Common Consideration Shares received by the Remaining USG&E Shareholders pursuant to the Merger.

Termination of the Merger Agreement. The Merger Agreement may be terminated at any time prior to the completion of the Acquisition (the first stage of the Consolidation) in any of the following ways:

•	by the mutual written consent of the parties to the Merger Agreement; and

•	by the Company, USG&E, or MVC as the “Sellers’ Representative” of the Initial Sellers in certain circumstances. See “The Merger Agreement—The Consolidation—Termination of the Merger Agreement” below.

Appraisal Rights. Holders of Company common stock will not be entitled to exercise appraisal or dissenters rights under Delaware law in connection with the Consolidation or the issuance of the Consideration Shares pursuant to the Consolidation

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Reasons for the Consolidation (page 45)

The terms of the Merger Agreement were considered by the Board. The Board: (i) determined that it is advisable, fair to, and in the best interests of the Company and its stockholders to enter into the Merger Agreement, (ii) adopted the Merger Agreement and approved the transactions contemplated thereby, including the Consolidation and the issuance of the Consideration Shares, and (iii) recommended that the stockholders of the Company approve the issuance of the Consideration Shares in connection with the Consolidation.

In making its decision, the Board considered the factors described in the section of this Information Statement entitled “The Consolidation—Reasons for the Consolidation” beginning on page 45 of this Information Statement.

Opinion of the Company’s Financial Advisor (page 47)

The Company retained Jefferies LLC (“Jefferies”), to act as the Company’s financial advisor in connection with the delivery of its opinion as to the fairness, from a financial point of view, to the Company of the Consideration Shares to be paid by the Company pursuant to the Merger Agreement. At the meeting of the Board on April 18, 2017, Jefferies rendered its opinion to the Board to the effect that, as of that date and based upon and subject to the various assumptions made, procedures followed, matters considered and limitations on the scope of the review undertaken as set forth in its opinion, the Consideration Shares to be paid by the Company pursuant to the Merger Agreement was fair, from a financial point of view, to the Company, as more fully described in the section of this Information Statement entitled “The Consolidation – Opinion of the Company’s Financial Advisor” beginning on page 47 of this Information Statement.

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The full text of the written opinion of Jefferies, dated as of April 18, 2017, is attached hereto as Annex B. Jefferies’ opinion sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations on the scope of the review undertaken by Jefferies in rendering its opinion. The Company encourages you to read Jefferies’ opinion carefully and in its entirety. Jefferies’ opinion was directed to the Board and addresses only the fairness, from a financial point of view, of the Consideration Shares to be paid by the Company pursuant to the Merger Agreement as of the date of the opinion. It does not address any other aspects of the Acquisition or the Merger and does not constitute a recommendation as to how any holder of common stock should act with respect to the Acquisition, the Merger or any matter related thereto.

Interests of Executive Officers and Directors of the Company in the Consolidation (page 53)

Other than their continued service as officers and directors and continued entitlement to indemnification, our executive officers and directors do not have any material interests in the Consolidation that are different from, or in addition to, the interests of all Company stockholders.

Approvals Required (page 54)

NYSE Stockholder Approval Requirement. Certain of the Actions require approval of the Company’s stockholders pursuant to Section 312.03 of the NYSE Listed Company Manual (hereafter, the “NYSE Rules”), namely: (i) the issuance of the Consideration Shares in connection with the Consolidation; and (ii) the adoption of the Incentive Plan.

DGCL Stockholder Approval Requirement. The Reverse Split and the Restatement are corporate actions that require stockholder approval under the General Corporation Law of Delaware (hereafter, the “DGCL”). Section 228 of the DGCL permits holders of a majority of the Company’s voting shares to execute a written consent to these actions, as well as to the Consolidation, the issuance of the Consideration Shares, and the Incentive Plan, so long as notice thereof is provided to all other stockholders. This Information Statement constitutes the required notice under the DGCL.

Impact of Issuance of Consideration Shares on Existing Stockholders (page 53)

The issuance of the Consideration Shares will dilute the ownership percentage and voting interests of the Company’s existing stockholders. Following consummation of the Consolidation, based on the Company’s capitalization as of April 21, 2017, we estimate that the current USG&E stockholders, which also include current shareholders of the Company, will own approximately 84.4% of the outstanding shares of common stock and voting power of the combined company on a fully-diluted basis, which assumes conversion of the Preferred Consideration Shares into common stock of the Company at $3.28 per share. Therefore, the ownership and voting interests of the Company’s existing stockholders will be proportionately reduced.

In addition, under the terms of the Merger Agreement, the Company will, among other things, prepare and file with the Securities and Exchange Commission (“SEC”), as soon as practicable after the Initial Closing, a registration statement on Form S-4 with respect to the resale of the Consideration Shares to be issued to the Remaining USG&E Shareholders, and will prepare and file with the SEC, as soon as practicable after the Initial Closing, a registration statement on Form S-3 with respect to the resale of the Consideration Shares issued in connection with the Initial Closing.

U.S. Federal Income Tax Consequences of the Consolidation to the Company and its Stockholders (page 54)

There are no material U.S. federal income tax consequences to the Company’s existing stockholders that will result from the issuance of the Consideration Shares in connection with the Consolidation.

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Anticipated Accounting Treatment (page 54)

The Consolidation will be accounted for as a reverse acquisition under the acquisition method of accounting. Under the acquisition method of accounting, USG&E will be treated as the accounting acquirer and the Company will be treated as the ”acquired“ company for financial reporting purposes because, immediately upon completion of the Acquisition, the first stage of the Consolidation, the Initial Sellers will hold a majority of the voting interest of the combined company. Therefore, the consideration paid in connection with the Acquisition, and later the Merger, will be allocated to the Company’s acquired assets and liabilities assumed based on their fair market values. The assets and liabilities and results of operations of the Company will be consolidated into the results of operations of USG&E as of the effective time of the Acquisition. These allocations will be based upon a valuation that has not yet been finalized.

Concurrent with the Consolidation, we will withdraw the Company’s election to be treated as a BDC under the 1940 Act. As an operating company, we will be required to classify our publicly-traded investments in debt and equity securities into three categories: (i) trading securities, (ii) available-for-sale securities or (iii) held-to maturity securities. Publicly-traded securities are classified as trading securities and reported at fair value, with changes in fair value recorded in the “Other Income” section of our Statement of Operations. Private securities, other than our two wholly-owned subsidiaries, Equus Energy and EMDC, will be reported at fair value pursuant to the fair value option for financial assets and financial liabilities available under provisions of accounting principles generally accepted in the United States of America (“GAAP”), with changes in fair value also recorded in the “Other Income” section of our Statement of Operations. We will also be required to consolidate the financial presentation and results of operations of Equus Energy and EMDC pursuant to FASB Accounting Standards Codification 810 (“ASC”), Consolidation, from the date of our withdrawal as a BDC. Other changes to the format of our financial statements included the removal of the “Schedule of Investments” and the “Financial Highlights” sections.

The Reverse Split (page 103)

Effective upon the Initial Closing (completion of the first stage of the Consolidation), the Company will become an operating company and will no longer be classified as a BDC. Consequently, the Company will not be able to avail itself of NYSE listing standards that apply to BDCs but will instead be subject to the NYSE listing standards which apply to operating companies. One such operating company listing standard is the requirement that such company’s initial share price on the date of listing be at least $4.00. On April 21, 2017, the most recent practicable date prior to the filing of this Information Statement, the closing trade price of our shares was $2.46. The 1-for-3 Reverse Split of our common stock is, therefore, intended to enable the Company to meet this listing standard.

The Incentive Plan (page 107)

The Company has adopted the Incentive Plan to become effective on the Initial Closing. The Incentive Plan, which will be administered by the Compensation Committee of the Board, provides for grants of common stock purchase options, restricted stock, stock appreciation rights, restricted stock units, performance shares, and stock bonuses to directors, officers, employees, consultants, and independent contractors of the Company and its subsidiaries who are deemed eligible for participation therein. We have reserved 650,000 shares of our common stock, on a post-Reverse Split basis, for issuance under the Incentive Plan. The Incentive Plan will terminate ten years from its effective date unless sooner terminated by our Board.

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The Restatement (page 105)

Promptly after the Initial Closing, we will restate our Certificate of Incorporation and Bylaws in their entirety to reflect a corporate charter and bylaws that are more consistent with an operating company instead of a BDC. Conditional upon the Initial Closing, we will file a restated Certificate of Incorporation which will contain important changes from our previous charter, including: (i) a change of our corporate name to USG&E, Inc.; (ii) the Reverse Split, (iii) an increase in our authorized shares of common stock from 50,000,000 to 100,000,000; (iv) the elimination of provisions and references to our operation as an investment company and the 1940 Act; (v) the non-application of Section 203 of the DGCL which relates to business combinations with interested stockholders; (vi) the requirement that the Delaware Court of Chancery be the sole and exclusive forum for stockholder litigation matters; and (vii) the substitution of a plurality voting requirement in place of majority stockholder approval for certain matters.

Directors and Officers (page 55)

The composition of our Board will change as a result of the Acquisition. MVC, as the controlling shareholder of the Company, will enter into a voting agreement with the Company at the Initial Closing to continue the incumbency of four existing members of our Board for a period of ten months following the Initial Closing. The other current members of our Board will resign at the Initial Closing. At the Initial Closing, the members who remain on the Board will appoint five new members of the Board as designated by MVC for terms expiring at the next annual meeting of our stockholders to be held in 2018. Michael Tokarz, the Chairman of MVC, will serve as Executive Chairman of the Company. Our executive officers are expected to remain in place following the Acquisition and the Merger. Our Board, however, may appoint other or additional persons to serve as officers of the Company at any time.

Termination of the Merger Agreement (page 60)

Each of the Company, on the one hand, and MVC or USG&E, on the other hand, has the right to terminate the Merger Agreement if it receives an unsolicited acquisition offer that it determines to be superior to the terms and condition of the Consolidation. In such an event, the Company or USG&E, as the case may be, would be liable for a termination fee of $1.5 million and $2.5 million, respectively. The Merger Agreement may also be terminated: (i) by a non-breaching party to the Merger Agreement if the Company or USG&E has breached any of its respective representations, warranties or covenants contained therein; (ii) by mutual agreement; or (iii) by the Company, MVC, or USG&E if the Acquisition has not closed by August 24, 2017.

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Selected Historical and Unaudited Pro Forma Combining Financial Data (page 81)

The following tables present summary historical financial data for each of the Company and USG&E, summary unaudited pro forma condensed combining financial data for the Company and USG&E and comparative historical and unaudited pro forma per share data for the Company and USG&E.

Selected Historical Financial Data of the Company. The following tables summarize the Company’s historical financial data. We derived the following statements of operations for the years ended December 31, 2016, 2015 and 2014 and the balance sheet data as of December 31, 2016, 2015 and 2014 from our audited financial statements and related notes, included elsewhere in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 (“10-K”) as filed with the SEC on March 13, 2017 and incorporated by reference herein. Our historical results are not necessarily indicative of the results that may be expected in the future. The following selected financial data have been derived from our audited financial statements and should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the financial statements and notes thereto appearing in the Company’s 10-K.

	Year Ended December 31,
	2016	2015	2014
	(in thousands, except per share data)
Statement of Operations Data:
Investment income	$748	$446	$965
Expenses	3,199	2,797	3,383
Net investment loss	(2,451)	(2,351)	(2,418)
Net realized gain (loss) of portfolio securities	(13)	(2,483)	660
Net change in unrealized appreciation (depreciation)
of portfolio securities	7,347	6,755	2,116
Net change in unrealized appreciation (depreciation)
of portfolio securities - related party	549	(814)	(1,725)

Net increase (decrease) in net assets resulting
from operations	$5,432	$1,107	$(1,367)

Net increase (decrease) in net assets resulting from
operations per share, basic and diluted	$0.43	$0.08	$(0.11)

Weighted average shares outstanding, basic and diluted	12,674	12,674	11,904

	As of December 31,
	2016	2015	2014
	(in thousands, except per share data)
Balance Sheet Data:
Investments in portfolio securities	$29,661	$19,389	$19,646

Cash and cash equivalents	$11,961	$17,036	$15,697

Total assets	$73,146	$52,530	$52,038

Total liabilities	$30,406	$15,222	$15,837

Net assets	$42,740	$37,308	$36,201

Shares of common stock issued and outstanding	12,674	12,674	12,674

Net asset value per share	$3.37	$2.94	$2.86

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Selected Historical Consolidated Financial Data of USG&E. The following tables summarize USG&E's historical consolidated financial data. USG&E derived the following consolidated statements of operations for the years ended December 31, 2016, 2015 and 2014, and the consolidated balance sheet data as of December 31, 2016 and 2015 from its audited consolidated financial statements and related notes, included elsewhere in this Information Statement. USG&E's historical results are not necessarily indicative of the results that may be expected in the future. The following selected consolidated financial data should be read in conjunction with "USG&E's Management's Discussion and Analysis of Financial Condition and Results of Operations" and the consolidated financial statements and notes thereto appearing elsewhere in this Information Statement.

	Year Ended December 31,
	2016	2015	2014
	(in thousands)
Statement of Operations Data:
Net sales	$255,395	$256,522	$347,854
Operating costs and expenses	217,213	231,241	361,943
Operating income (loss)	38,182	25,281	(14,089)
Other expense	12,434	4,649	8,812
Income before taxes	25,748	20,632	(22,901)
Income tax expense (benefit)	11,504	9,338	(8,478)
Net income (loss)	14,244	11,294	(14,423)
Loss attributable to noncontrolling interests	82	39	33
Net income attributable to controlling interest	$14,326	$11,333	$(14,390)

	As of December 31,
	2016	2015
	(in thousands)
Balance Sheet Data:
Cash and cash equivalents	$5,602	$15,975

Working capital (deficit)	$5,090	$374

Total assets	$104,814	$107,967

Net derivative asset (liability)	$300	$(9,998)

Subordinated debt, stockholder	$10,832	$10,700

Total liabilities	$76,889	$78,682

Total owner's equity	$27,925	$29,285

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Selected Unaudited Pro Forma Condensed Combining Financial Data of the Company and USG&E. The following summary unaudited pro forma condensed combining financial data is intended to show how the Consolidation might have affected historical financial statements of the combined companies if the Consolidation had been completed on January 1, 2016 for the purposes of the statements of operations for the year ended December 31, 2016 and balance sheet as of December 31, 2016, and was prepared based on the historical financial results reported by the Company and USG&E. The following should be read in conjunction with the section entitled "Unaudited Pro Forma Combining Financial Information" beginning on page 95: (i) the Company’s audited historical financial statements and notes thereto included in the Company’s 10-K; (ii) USG&E's audited historical consolidated financial statements and the notes thereto beginning on page F-1; (iii) the section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company’s 10-K; (iv) the section entitled "USG&E's Management's Discussion and Analysis of Financial Condition and Results of Operations" beginning on page 82; and (v) the other information contained in this Information Statement. The following information does not give effect to the Reverse Split of the Company’s common stock described on page 103.

The Consolidation will be accounted for as a reverse acquisition under the acquisition method of accounting. Under the acquisition method of accounting, USG&E will be treated as the accounting acquirer and the Company will be treated as the "acquired" company for financial reporting purposes because, immediately upon completion of the Consolidation, the USG&E stockholders prior to the Consolidation will hold a majority of the voting interest of the combined company. Following the Acquisition, MVC, which is presently the controlling stockholder of USG&E, will be able to control the election of the Company’s Board. The current management of USG&E will remain in their positions within USG&E, and members of the current management of the Company will be responsible for the management of the combined company, although the majority of the combined company's activities will be activities related to USG&E's current business.

The unaudited pro forma condensed combining financial statements were prepared in accordance with the regulations of the SEC. The pro forma adjustments reflecting the completion of the Consolidation are based upon the acquisition method of accounting in accordance with GAAP, and upon the assumptions set forth in the notes to the unaudited pro forma condensed combining financial statements.

The summary unaudited pro forma condensed combining statements of operations for the year ended December 31, 2016 combine the historical statements of operations of the Company and USG&E and give pro forma effect to the Consolidation as if it had been completed on January 1, 2016.

On January 6, 2017, holders of a majority of our voting shares authorized our Board to withdraw our election to be classified as a BDC. If we are reasonably certain that the Acquisition will be consummated, we intend to submit this withdrawal (which is a condition to completion of the Acquisition) shortly before the Initial Closing. If we withdraw our election to be classified as a BDC, we will cease reporting under the AICPA Investment Company Audit Guide, which, in combination with our change to an operating company, will result in a significant change in our financial statement presentation. As an operating company, we will then be required to classify our publicly-traded investments in debt and equity securities into three categories: (i) trading securities, (ii) available-for-sale securities or (iii) held-to maturity securities. Our publicly-traded securities will be classified as trading securities and reported at fair value, with changes in fair value recorded in the “Other Income” section of our Statement of Operations. Our private securities, other than Equus Energy, LLC (“Equus Energy”) and Equus Media Development Company, LLC (“EMDC”), will be reported at fair value pursuant to the fair value option for financial assets and financial liabilities available under provisions of GAAP, with changes in fair value also recorded in the “Other Income” section of our Statement of Operations. We will also be required to consolidate the financial presentation and results of operations of our wholly-owned portfolio companies, Equus Energy and EMDC pursuant to FASB ASC 810, Consolidation, from the date of our withdrawal as a BDC. Other changes to the format of our financial statements will include the removal of the “Schedule of Investments” and the “Financial Highlights” sections.

In order to provide the most meaningful information to you related to the financial statements included in the reports referenced above, we are providing unaudited pro forma condensed combining financial data below as it would have been reported had we consolidated Equus Energy and EMDC for the entire year. Adjustments made to consolidate the results of operations of wholly-owned portfolio companies, Equus Energy and EMDC for the period from January 1, 2016 through December 31, 2016 are reflected in the first column below. Equus Energy was formed

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to make investments in companies in the energy sector, with particular emphasis on income-producing oil and gas properties. EMDC was formed to engage in the acquisition and development of creative properties with the purpose of developing the properties for release in various entertainment mediums. All significant intercompany balances and transactions have been eliminated upon consolidation.

The historical financial data has been adjusted to give pro forma effect to events that are (i) directly attributable to the Consolidation; (ii) factually supportable; and (iii) with respect to the statements of operations, expected to have a continuing impact on the combined results. The pro forma adjustments are preliminary and based on management's estimates of the fair value and useful lives of the assets acquired and liabilities assumed and have been prepared to illustrate the estimated effect of the acquisition and certain other adjustments.

The unaudited pro forma condensed combining financial data is presented for illustrative purposes only and is not necessarily indicative of the financial condition or results of operations of future periods or the financial condition or results of operations that actually would have been realized had these entities been combined with the Company during the periods presented. In addition, as explained in more detail in the accompanying notes to the unaudited pro forma condensed combining financial statements (see the section entitled "Unaudited Pro forma Condensed Combined Financial Information" beginning on page 95), the preliminary acquisition-date fair value of the identifiable assets acquired and liabilities assumed reflected in the unaudited pro forma condensed combining financial statements is subject to adjustment and may vary from the actual amounts that will be recorded upon completion of the Consolidation.

Year Ended
December 31, 2016
(in thousands)
Unaudited Pro Forma Condensed Combined
Statement of Operations Data:
Net sales	$256,078
Operating costs and expenses	220,954
Operating income	35,124
Other expense	3,603
Income before taxes	31,521
Income tax expense (benefit)	11,526
Net income (loss)	19,995
Income attributable to noncontrolling interests, net	(1,300)
Net income attributable to controlling interest	$18,695

As of
December 31, 2016
(in thousands)
Unaudited Pro Forma Combined Balance Sheet Data:
Cash and cash equivalents	$18,366

Working capital (deficit)	$(671)

Total assets	$148,224

Net derivative asset (liability)	$300

Subordinated debt, stockholder	$10,832

Total liabilities	$95,182

Total owner's equity	$53,042

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Exchange Ratio of USG&E Common Stock for the Consideration Shares. As of the date of the Initial Closing, USG&E will have 45,288,031 shares of common stock outstanding. Based on the issuance of an aggregate of 32,606,539 Common Consideration Shares and 399,994 Preferred Consideration Shares, if the Consolidation is completed, the shareholders of USG&E will receive approximately 0.71998 Common Consideration Shares and 0.00883 Preferred Consideration Shares (collectively, the “Exchange Ratio”) for shares of USG&E common capital that they own. The Exchange Ratio is fixed and will not be adjusted to reflect changes in the Company’s stock price on the NYSE before the Initial Closing, although the number of shares of Company common stock issuable from the conversion of the Preferred Consideration Shares may vary from 9.8 million to 12.2 million, depending on the trading price of our shares at the time of conversion. The number of Common Consideration Shares and the number of shares of Common Stock issuable from the conversion of the Preferred Consideration Shares are each subject to a reduction by two-thirds (2/3) as a consequence of the Reverse Split described on page 103 of this Information Statement.

Comparative Historical and Unaudited Pro Forma Per Share Data. The following table sets forth certain historical, unaudited pro forma condensed combining and pro forma condensed combining equivalent financial information and reflects:

•	Company and USG&E Historical Data: our historical net income and book value per share of our common stock and the historical USG&E net loss and book value per share of USG&E common stock;

•	Combined Company Pro Forma Data: the unaudited pro forma combining company net income after giving effect to the Consolidation on a purchase basis as if the Consolidation had been completed on January 1, 2016; and

•	USG&E Pro Forma Equivalent Data: the unaudited pro forma USG&E equivalent share data, including net income per common share, and book value per share, calculated by multiplying the unaudited pro forma combining company data by the assumed exchange ratio of USG&E common shares for the Consideration Shares to be received in connection with the Consolidation.

The following information does not give effect to the 1-for-3 Reverse Split of our common stock described beginning on page 103 of this Information Statement. You should read the table below in conjunction with the financial statements of the Company included in its 10-K and the financial statements of USG&E beginning on page F-1 of this Information Statement, and the related notes thereto. You are urged to also read the section entitled "Unaudited Pro forma Condensed Combining Financial Information" beginning on page 95.

Year Ended
December 31, 2016
Equus Historical Data:
Basic and diluted net increase in net assets
resulting from operations per common share	$0.43

USG&E Historical Data:
Net income per common share
Basic	$0.44
Diluted	$0.32

Combined Company Pro Forma Data:
Net income per common share
Basic	$0.44
Diluted	$0.35

USG&E Pro Forma Equivalent Data*:
Net income per common share
Basic	$0.34
Diluted	$0.27

* In comparison, if the USG&E Pro Forma Equivalent Data were calculated by multiplying the unaudited pro forma combining company data by 76.8%, which represents the estimated percentage of ownership of the combined company expected to be held by the current USG&E stockholders as of immediately following the completion of the Consolidation, calculated on a fully-diluted basis (without taking into account any shares of Equus common stock held by USG&E stockholders prior to the completion of the Consolidation and assuming conversion of the Preferred Consideration Shares, at 30.49 shares of common, per share), as determined pursuant to the Exchange Ratio, the basic and diluted net income per common share for the year ended December 31, 2016 would have been $0.34 and 0.27, respectively.

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QUESTIONS AND ANSWERS

The following questions and answers address briefly some questions you may have regarding the Consolidation, the Merger Agreement, the issuance of the Consideration Shares, and the other Actions taken by the Company. These questions and answers may not address all questions that may be important to you as a stockholder of the Company. Please refer to the more detailed information contained elsewhere in this Information Statement, the annexes to this Information Statement and the documents referred to in this Information Statement.

Why has the Company decided to acquire USG&E?

We believe that the Consolidation with USG&E will provide substantial strategic and financial benefits to our Company and our stockholders, including the following:

•	the ability to combine the resources afforded to us as a publicly-traded operating company with USG&E’s core business to capitalize on additional growth and development opportunities, as well as acquisition prospects;

•	the valuation of our Company by the investing public based on traditional criteria applicable to operating companies, such as revenue, gross profit, and net earnings instead of the value of the Company’s portfolio investments;

•	an increase in the aggregate market capitalization of our Company, as well as an increase in the diversification of our shareholder base, to facilitate greater liquidity for our stockholders;

•	an increase in the size of our Company on a consolidated basis to enhance the visibility of our Company to market researchers, analysts, industry publications, and trading firms; and

•	the reduction in proportional compliance costs of our Company relative to the size of our combined operations.

Please see “Reasons for the Consolidation” beginning on page 45 for a detailed discussion of the reasons for and anticipated benefits of the Consolidation.

Did the Board approve and recommend the Consolidation and the other Actions?

Yes. The Board has unanimously (i) determined that it is advisable, fair to, and in the best interests of the Company and its stockholders to effect the Consolidation by entering into the Merger Agreement, (ii) adopted the Merger Agreement and approved the transactions contemplated thereby, including the Consolidation and the issuance of the Consideration Shares, (iii) approved the remainder of the Actions, namely the Reverse Split, the Incentive Plan, and the Restatement, and (iv) recommended that the stockholders of the Company approve each of the Actions in their entirety.

To review the Board’s reasons for approving the Consolidation and recommending the same to our stockholders, see “Reasons for the Consolidation” beginning on page 45.

What will happen in the Acquisition?

Pursuant to the Merger Agreement, upon the Initial Closing, the Company will withdraw its election to be classified as a BDC. At the Initial Closing, the Company will acquire 90.3% of the common capital of USG&E, which will become a controlled subsidiary of the Company. Also, promptly following the Initial Closing, the Company will restate its Certificate of Incorporation and Bylaws, effect the Reverse Split, and adopt the Incentive Plan. The Company will thereafter continue its existence as an operating company instead of an investment Company subject to the 1940 Act, and the operations of USG&E will be the predominant operations within the group. Further, following the Initial Closing, the Company will seek to complete the Merger.

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What will happen in the Merger?

Pursuant to the Merger Agreement, at the Merger Closing, Merger Sub will merge with and into USG&E, with USG&E as the surviving entity. Upon the completion of the Merger, the separate corporate existence of Merger Sub will cease and USG&E will continue as the surviving corporation and a wholly-owned subsidiary of the Company.

What will the current stockholders of USG&E receive in the Consolidation?

The proceeds to be paid to the stockholders of USG&E are expected to consist of solely of the Consideration Shares. The USG&E stockholders will not be receiving cash or any other tangible or intangible property in connection with the Consolidation.

What percentage of Company Common Stock will USG&E’s current stockholders own, in the aggregate, after the Consolidation?

Following consummation of the Consolidation, based on the Company’s capitalization as of April 21, 2017 and assuming conversion of the Preferred Consideration Shares at a conversion price of $3.28, we estimate that the current USG&E stockholders will own, together with their existing ownership of the Company, approximately 84.4% of our outstanding shares of common stock and control approximately 84.4% of the voting power of the combined company on a fully-diluted basis. Therefore, the issuance of Consideration Shares in connection with the Consolidation will cause a significant reduction in the relative percentage interests of our existing stockholders who are not also stockholders of USG&E in the earnings, voting power and market value of the Company. See “Security Ownership of Certain Beneficial Owners and Management as of the Date of the Merger Agreement” on page 75, and “Security Ownership of Certain Beneficial Owners and Management as of Closing Date of the Consolidation” on page 76.

What will be the composition of the Board of Directors of the Company following the Acquisition?

The composition of our Board will change as a result of the Acquisition. MVC, as the controlling shareholder of the Company, will enter into a voting agreement with the Company at the Initial Closing to continue the incumbency of four existing Board members for a period of ten months following the Initial Closing. The other current members of our Board will resign at the Initial Closing. At the Initial Closing, the members who remain on the Board will appoint five new members of the Board as designated by MVC for terms expiring at the annual meeting of our stockholders to be held in 2018. Michael Tokarz, the Chairman of MVC, will serve as Executive Chairman of the Company.

Who will be the officers of the Company following the Acquisition?

The composition of the Company’s executive officers is not expected to change as a result of the closing of the Acquisition. Our Board, however, may appoint other or additional persons to serve as officers of the Company at any time.

When do you expect the Consolidation to be completed?

We are working to complete the Consolidation as quickly as possible. We expect to complete the Acquisition, the first stage of the Consolidation, during the second quarter of 2017, assuming that all of the conditions set forth in the Merger Agreement have been satisfied or waived. We expect to complete the Merger, the second stage of the Consolidation, during the third quarter of 2017. However, because the Consolidation is subject to a number of conditions, some of which are beyond the control of the Company and USG&E, the precise timing for completion of the Consolidation cannot be predicted with certainty. For a discussion of the conditions to the completion of the Consolidation and of the risks associated with the failure to satisfy such conditions, please see “The Merger Agreement” beginning on page 56 and “Risk Factors—The Consolidation may not be completed, which could adversely affect our business operations and stock price and subject us to a number of risks” on page 19.

What if the Consolidation does not close?

If the closing of the Consolidation does not occur, then USG&E and its business will not be combined with the Company, the Company will continue to operate its business as a separate entity and the Company will not issue the Consideration Shares.

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Furthermore, if the Consolidation is not completed, and depending on the circumstances that would have caused the Consolidation not to be completed, it is likely that the price of our common stock will decline. If that were to occur, it is uncertain when, if ever, the price of our common stock would return to the price at which it trades as of the date of this Information Statement.

Is stockholder approval of the Consolidation or the Merger Agreement necessary?

Under the DGCL, our stockholders are not required to approve the Consolidation. However, our stockholders are required to approve the Reverse Split and the Restatement. In addition, Section 312.03 of the NYSE Rules requires stockholder approval for the issuance of the Consideration Shares and for adoption of the Incentive Plan. Further, under the 1940 Act, stockholder approval is required for the Company to enter into the Merger Agreement.

Stockholder approval for the issuance of the Consideration Shares is required under Section 312.03(b) of the NYSE Rules, which requires stockholder approval prior to the issuance of common stock, or of securities convertible into or exercisable for common stock, in any transaction or series of related transactions, to a director, officer or substantial security holder of the Company if the number of shares of common stock to be issued, or if the number of shares of common stock into which the securities may be convertible or exercisable, exceeds either one percent of the number of shares of common stock or one percent of the voting power outstanding before the issuance. MVC currently holds 32.9% of our common stock, making it a substantial security holder under the NYSE Rules, and holds approximately 76.4% of USG&E. MVC will receive approximately 24.9 million Common Consideration Shares and approximately $30.6 million in Preferred Consideration Shares in connection with the Consolidation.

Further, stockholder approval for the issuance of the Consideration Shares is also required under Section 312.03(c) of the NYSE Rules, which requires stockholder approval prior to the issuance of common stock, or of securities convertible into or exercisable for common stock, in any transaction or series of related transactions if (1) the common stock has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such stock or of securities convertible into or exercisable for common stock; or (2) the number of shares of common stock to be issued is, or will be upon issuance, equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the common stock or of securities convertible into or exercisable for common stock. Assuming conversion of the Preferred Consideration Shares at a price of $3.28 per share, the Consideration Shares will equal approximately 4.3 times the number of shares of Company common stock outstanding immediately prior to the effective time of the Consolidation.

Why am I not being asked to vote on the issuance of the Consideration Shares in connection with the Consolidation?

On April 24, 2017, Company stockholders representing, in the aggregate, approximately 54.7% of the voting power of our issued and outstanding common stock, executed a written consent approving the issuance of the Consideration Shares in accordance with NYSE Rules. As a result, because stockholder approval has already been obtained, no further action by any other stockholder of the Company is required. The approval of the issuance of the Consideration Shares and the other Actions approved by holders of a majority of our voting shares will not be effective until the date that is 20 calendar days after this Information Statement is first sent or given to our stockholders.

Is the Company taking any additional actions in connection with the Consolidation?

Yes. In addition to the Consolidation and the issuance of the Consideration Shares, the Company is implementing the Reverse Split, the Restatement, and the adoption of the Incentive Plan. Each of these items is discussed in detail in this Information Statement.

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What is the 1-for-3 Reverse Split and Why is it Necessary?

In connection with the Initial Closing, our outstanding shares of common stock will be reduced by two-thirds. Since the Acquisition will result in the Company becoming and operating company instead of a BDC, and because the Acquisition constitutes a "reverse merger" under applicable marketplace rules established by the NYSE, the combined company is required to comply with the initial listing standards applicable to operating companies to continue to be listed thereon following the Acquisition. The NYSE Rules require an operating company to have, among other things, a $4.00 per share minimum bid price. Because the current price of the Company’s common stock is less than the required minimum bid price required by the NYSE, the 1-for-3 Reverse Split is necessary to facilitate the Company’s continued listing on the NYSE.

Why did I receive this Information Statement?

Provisions of federal securities laws and regulations and Delaware law require us to provide you with information regarding the Actions and require us to provide you with notice of approval of the Actions delivered by the holders of our common stock having not less than the minimum number of votes that would be necessary to authorize or take such Actions, even though your vote or consent is neither required nor requested in connection therewith.

Am I entitled to appraisal rights?

No. Holders of our common stock will not be entitled to exercise appraisal or dissenters’ rights under Delaware law in connection with the Consolidation, the issuance of Consideration Shares in connection with the Consolidation, or any of the Actions.

Who can answer additional questions?

If you have any questions after reading this Information Statement, please write to Equus Total Return, Inc., Attention: Secretary, 700 Louisiana Street, 48th Floor, Houston, Texas 77002.

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CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement contains “forward-looking statements” about us and USG&E within the meaning of the Private Securities Litigation Reform Act of 1995, which relate to future, not past, events. All statements other than statements of historical fact included in this document are forward-looking statements. These forward-looking statements are based on the current beliefs and expectations of our management and are subject to known and unknown risks and uncertainties. Words or expressions such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” “may,” “will,” “plans,” “projects,” “could,” “should,” “would,” “seek,” “forecast,” or other similar expressions help identify forward-looking statements.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions, we can give no assurance that the expectations will be attained or that any deviation will not be material. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company and USG&E undertake no obligation to update or revise any forward-looking statements.

Forward-looking statements involve a number of risks and uncertainties, and actual results or events may differ materially from those projected or implied in those statements. Factors that could cause actual results or events to differ materially from these forward-looking statements include, but are not limited to:

•	The risk that the Consolidation may not be completed within the expected timeframe, or at all;

•	The risk that our share price may decline because the investing public may assign lower values to USG&E’s business than the values we have used in negotiating the terms of the Consolidation;

•	The risk that the Consolidation may not be accretive to our existing stockholders;

•	The risk that any goodwill or identifiable intangible assets we record due to the Consolidation could become impaired;

•	The risk that the Consolidation, either during its pendency or after completion thereof, might prevent us from pursuing other opportunities that could benefit our stockholders;

•	The risk that, following completion of the Consolidation, the combined operating results of the Company and USG&E do not meet expectations of the investing public; and

•	The failure to successfully integrate the businesses of the Company and USG&E.

All written and oral forward-looking statements attributable to the Company or USG&E, or persons acting on behalf of the Company or USG&E, are expressly qualified in their entirety by such factors. For additional information with respect to these factors, please see the section entitled “Where You Can Find More Information” beginning on page 111 of this Information Statement.

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RISK FACTORS

You should carefully read and consider the following risk factors, as well as the other information contained and referred to in this Information Statement, including matters addressed in the section entitled “Cautionary Note Regarding Forward-Looking Statements” and the financial statements and notes to the financial statements included herein. In addition, you should carefully read and consider the risks associated with the business of the Company as disclosed in the Company’s 10-K (attached hereto as Annex E) as updated by subsequent Quarterly Reports on Form 10-Q, all of which are filed with the SEC.

Risks Related to the Consolidation

The Consolidation may not be completed within the expected timeframe, or at all, which could adversely affect our business operations and stock price and subject us to a number of risks.

On April 24, 2017, we entered into the Merger Agreement, which if consummated, will effect the Consolidation. Pursuant to the Merger Agreement, if the Consolidation is not completed for any reason, we would still remain liable for significant transaction costs, including, in certain circumstances, termination fees of up to $1.5 million, and the focus of our management would have been diverted from seeking other potential strategic opportunities, in each case without realizing any benefits of a completed Consolidation. For these and other reasons, a failed Consolidation could adversely affect our financial condition and results of operations. Furthermore, if we do not complete the Consolidation, the market price of our common stock may decline significantly from the current market price and our current stockholders will not enjoy the benefits of holding stock in the combined company. Certain costs associated with the Consolidation have already been incurred and will likely be payable even if the Consolidation is not completed.

Further, a failed transaction may result in negative publicity or a negative impression of us in the investment community. And any disruptions to our business resulting from the announcement and pendency of the Consolidation, including any adverse changes in our relationships with our portfolio investments and employees could continue or accelerate in the event of a failed transaction.

Any failure to successfully integrate USG&E could adversely affect our business, and we may not realize the full benefits of the Consolidation.

Our ability to realize the anticipated benefits of the Consolidation will depend, to a large extent, on our ability to successfully integrate our business with USG&E. Integrating and coordinating certain aspects of the operations and personnel of multiple businesses and managing the expansion in the scope of our operations and financial systems involves complex operational, technological and personnel-related challenges. The potential difficulties, and resulting costs and delays, relating to the integration of our business and USG&E include:

•	the difficulty in integrating USG&E’s business and operations in an efficient and effective manner;

•	the challenges in achieving strategic objectives, cost savings and other benefits expected from the Consolidation;

•	the diversion of management’s attention from our day-to-day operations;

•	additional demands on management related to the increased size and scope of our Company following the Consolidation;

•	the assimilation of employees and the integration of different business cultures;

•	challenges in attracting and retaining key personnel; and

•	the need to integrate information, accounting, finance, sales, billing, payroll and regulatory compliance systems.

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In addition, the integration process may cause an interruption of, or loss of momentum in, the activities of our combined business. If management is not able to effectively manage the integration process, or if any significant business activities are interrupted as a result of the integration process, our business could suffer and our results of operations and financial condition may be harmed.

Even if our businesses are successfully integrated, we may not realize the full benefits of the Consolidation, including anticipated synergies, cost savings or growth opportunities, within the expected timeframes or at all. In addition, we have incurred, and may incur additional, significant integration and restructuring expenses to realize synergies. However, many of the expenses that will be incurred are, by their nature, difficult to estimate accurately. These expenses could, particularly in the near term, exceed the savings that we expect to achieve from elimination of duplicative expenses and the realization of economies of scale and cost savings. Although we expect that the realization of efficiencies related to the integration of the businesses may offset incremental transaction, Consolidation-related and restructuring costs over time, we cannot give any assurance that this net benefit will be achieved in the near term, or at all. Any of these matters could materially adversely affect our businesses or harm our financial condition, results of operations and prospects.

We will incur significant transaction and other Consolidation-related fees and costs.

We expect to incur costs associated with combining the operations of our business with those of USG&E, as well as transaction fees and other costs related to the Consolidation. The total transaction costs to consummate the Consolidation are estimated to be approximately $2.25 million, which do not include any costs to be borne by USG&E. The amount of transaction costs expected to be incurred is a preliminary estimate and subject to change. In addition, it is expected that our costs related to legal and regulatory compliance may increase substantially in the near term and on an ongoing basis because USG&E has not previously been required to comply with the reporting, internal control, public disclosure and similar legal and regulatory compliance obligations applicable to subsidiaries of publicly traded companies. Although we expect that the realization of efficiencies related to the integration of the businesses may offset incremental transaction and Consolidation-related costs over time, this net benefit may not be achieved in the near term or at all.

Further, while the Consolidation is pending, we will continue to incur costs, fees, expenses and charges related to the Consolidation, which may materially and adversely affect our financial condition and results of operations. These costs, fees and expenses may exceed the expected level of such liabilities and materially affect the benefit of the Consolidation to the Company and our stockholders.

The Consolidation will subject us to numerous risks in connection with Section 404 of the Sarbanes-Oxley Act.

We are considered a “non-accelerated filer” under applicable SEC rules, which exempts us from certain requirements of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”). If we complete the Acquisition, we will be considered an “accelerated filer” which will cause us and USG&E to be subject to Section 404(b) of Sarbanes-Oxley, which requires, among other things, the Company’s independent auditors to attest to, and report on, our management’s assessment of its internal controls, which will include the internal controls of USG&E. We therefore expect to incur additional expenses and a diversion of management's time to comply with these additional requirements. We may not be able to accomplish this because the applicable requirements are complex and time-consuming. In addition, as a result of our evaluation of internal control over financial reporting and related systems, we or our auditors may identify one or more material weaknesses in our internal control over financial reporting.

Further, internal control over financial reporting may not prevent or detect misstatements because of its inherent limitations, including the possibility of human error, the circumvention or overriding of controls, or fraud. Therefore, even effective internal controls can provide only reasonable assurance with respect to the preparation and fair presentation of our consolidated financial statements. Further, the effectiveness of internal controls in future periods is subject to the risk that controls may become inadequate because of changes in conditions or because the degree of compliance with the policies or procedures may deteriorate.

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If we fail to evaluate our internal control over financial reporting and related systems in compliance with the requirements of Sarbanes-Oxley, if we or our independent auditors determine that we have a material weakness in our internal controls, if we fail to maintain the adequacy of our internal controls (including any failure to implement required new or improved controls), or if we experience difficulties in their implementation, our business and results of operations could be harmed, we could fail to meet our reporting obligations, and there could be a material adverse effect on the price of our securities.

If the public markets assign lower values to USG&E’s business than the values used in negotiating the terms of the Consolidation, the trading price of our common stock may decline.

The stock of USG&E is not publicly traded, so there is no current market-based valuation for USG&E’s business. The lack of a public market makes it extremely difficult to determine the fair market value of USG&E. In negotiating the Consolidation, we used what we believe to be a reasonable valuation for USG&E. However, the public markets may not value USG&E’s business in the same manner as we have valued it for purposes of negotiating the terms of the Consolidation. Based on the performance of the combined company, the market may conclude that the value assigned to USG&E in the Consolidation was too high. In this event, the trading price of our common stock may decline.

The issuance of as much as 44.8 million shares of our common stock in the Consolidation will substantially reduce the percentage interests of our existing stockholders in the earnings, voting power and market value of the Company.

We will issue approximately 32.6 million Common Consideration Shares and $40 million worth of Preferred Consideration Shares that are convertible into as much as 12.2 million additional shares of common stock in connection with the Consolidation, subject to adjustment for changes in the trading price of our common stock, the Reverse Split, other forward or reverse splits of our common stock, and stock dividends. Upon completion of the Consolidation and the issuance of the Consideration Shares and assuming conversion of the Preferred Consideration Shares at $3.28 per share, we estimate that former stockholders of USG&E, when combined with their existing ownership of the Company, will collectively own approximately 84.4% of the outstanding shares of common stock of the Company. The issuance of the Consideration Shares in connection with the Consolidation will cause a significant reduction in the relative percentage interests of our existing stockholders in the earnings, voting power and market value of the Company.

Holders of the Preferred Consideration Shares have rights that could adversely affect an investment in our common stock.

The market price of our common stock may be influenced by the Preferred Consideration Shares. For example, the Preferred Consideration Shares are entitled to dividends of 7.5% per annum on a cumulative basis prior to any dividend that could be paid to holders of our common stock, which could discourage potential purchasers of our common stock seeking dividend income. Moreover, because the Preferred Consideration Shares may be converted to common stock at any time during the five year period they are outstanding, the market price of our common stock could become more volatile and could be depressed by investors’ anticipation of the potential resale in the market of a substantial number of additional shares of our common stock received upon conversion of the Preferred Consideration Shares. Further, depending on the trading price of our common stock at the time of conversion, the Preferred Consideration Shares could be converted into between 9.8 million and 12.2 million shares of Company common stock, and possibly more if dividends accrued on the Preferred Consideration Shares have not been paid by the conversion date and are also converted into common stock. These dividend and conversion rights could dilute our common shareholders’ interest and may otherwise adversely affect an investment in our common stock. The holders of the Preferred Consideration Shares are also entitled to vote on matters that come before the stockholders of the Company (on an as-converted to common stock basis) which will cause a significant reduction in the voting power of our existing stockholders.

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The Consolidation may not be accretive to our current stockholders.

Excluding transaction costs, the Consolidation is expected to be accretive to our operating results immediately upon the Initial Closing (inclusive of expected financial and operating synergies). The extent and duration of any accretion will depend on several factors, including the amount of Consolidation-related expenses we incur that are charged against our earnings and the results of operations of the USG&E business, which will not be known until after the Consolidation is completed. If expenses charged against earnings are higher than we expect or the USG&E business does not achieve the revenue and earnings growth we project, the Consolidation may not be accretive at all. In such event, the trading price of our common stock may decline.

The Consolidation may prevent us from acting on future opportunities that may enhance stockholder value.

In the future, opportunities for a business combination could become available that might permit us to enhance our ability to compete and enhance stockholder value on more favorable terms than the Consolidation currently presents. The fact that the Consolidation was either completed or not completed or is pending could prevent us from pursuing such opportunities.

While the Consolidation is pending, we are subject to business uncertainties and contractual restrictions that could disrupt our business or give rise to the termination of the Merger Agreement.

The Merger Agreement contains customary representations, warranties and covenants of the parties, including, among others, covenants to conduct our respective businesses in the ordinary course between the execution and delivery of the Merger Agreement and the consummation of the Consolidation, and not to engage in certain kinds of transactions during such period. These restrictions could be in place for an extended period of time if the consummation of the Consolidation is delayed, which could adversely affect our financial condition and results of operations. In addition to the closing conditions detailed above, the occurrence of certain events, changes in circumstances, or other factors could lead the termination of the Merger Agreement, which could adversely affect our financial condition and results of operations.

If we consummate the Acquisition, we will be required to operate our business solely in the energy services sector.

We have executed a conditional undertaking with Macquarie Energy, LLC and Macquarie Bank Limited, the senior lender to USG&E, to operate the combined business following the Acquisition solely in the energy services sector. This undertaking may limit our ability to explore other accretive opportunities for the Company that would otherwise be available to us.

As a result of the Consolidation, we may be unable to utilize our capital losses.

We may lose our ability to utilize historical capital losses if we consummate the Consolidation. The Consolidation will likely constitute an ownership change as defined under the Section 382 of the Code, which results from a cumulative change in ownership of 50% of certain stockholders occurring within a three-year period. As of December 31, 2016, we have incurred cumulative capital losses of $31.3 million, of which $14.4 million will begin expiring after 2017, with the remainder carried over indefinitely. If we are unable to offset future income against these capital losses, the result could have a material adverse effect on our future operating results and our financial condition.

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Risks Related to the Reverse Split

The Reverse Split may not increase our stock price over the long-term.

The principal purpose of the Reverse Split is to increase the per-share market price of our common stock above the minimum bid price requirement under applicable NYSE Rules for operating companies following completion of the Initial Closing. We cannot assure you, however, that the Reverse Split will accomplish this objective for any meaningful period of time. While we expect that the reduction by two-thirds in the number of outstanding shares of common stock will proportionally increase the market price of our common stock, we cannot assure you that the 1-for-3 Reverse Split will increase the market price of our common stock by a factor of three – the inverse of this ratio – or result in any permanent or sustained increase in the market price of our common stock, which is dependent upon many factors, including our business and financial performance, general market conditions, and prospects for future success. Thus, while the stock price of the combined company might meet the continued listing requirements of the NYSE Rules, we cannot assure you that it will continue to do so.

The Reverse Split may decrease the liquidity of our common stock.

Although the Board believes that the Consolidation and the anticipated increase in the market price of our common stock resulting from the Reverse Split could encourage interest in our common stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Split. The reduction in the number of outstanding shares may lead to reduced trading and a smaller number of market makers for our common stock.

The Reverse Split may lead to a decrease in our overall market capitalization.

Should the market price of our common stock decline after the Reverse Split, the percentage decline may be greater, due to the smaller number of shares outstanding, than it would have been prior to the Reverse Split. A reverse stock split is often viewed negatively by the market and, consequently, can lead to a decrease in our overall market capitalization. If the per share market price does not increase in proportion to the ratio of the Reverse Split, then the value of the combined company, as measured by our aggregate market capitalization, will be reduced. In some cases, the per-share stock price of companies that have effected reverse stock splits subsequently declined back to pre-reverse split levels, and accordingly, we cannot assure you that the total market value of the Company’s common stock will remain the same after the Reverse Split is effected, or that the Reverse Split will not have an adverse effect on our stock price due to the reduced number of shares outstanding after the Reverse Split.

Risks Related to USG&E’s Business and Industry

USG&E is able to operate in deregulated segments of the natural gas and electricity industries under currently effective state and federal regulations. If the competitive restructuring of the natural gas and electricity utility industries is altered, reversed, discontinued or delayed, USG&E’s business, financial condition, results of operations and cash flows could be materially adversely affected.

Traditionally, the natural gas and electricity retail sales industry is highly regulated. The regulatory environment applicable to the electricity and natural gas local distribution utility, or LDU, distribution systems has undergone substantial change over the past several years as a result of restructuring initiatives at both the state and federal levels. USG&E has targeted the deregulated segments of the electricity and natural gas markets created by these initiatives. Regulations may be revised or reinterpreted, or new laws and regulations may be adopted or become applicable to USG&E or its operations. Such changes may have a detrimental impact on USG&E’s business, including its ability to use its established marketing channels.

In certain deregulated electricity markets, proposals have been made by governmental agencies and/or other interested parties to partially or fully re-regulate areas of these markets. Other proposals to re-regulate may be made and legislated or other attention to the electric and gas restructuring process may: (i) delay or reverse the deregulation process; (ii) interfere with USG&E’s ability to do business; (iii) inhibit its growth; (iv) increase its commodity, operating or financing costs; or (v) otherwise impact USG&E’s profitability. If competitive restructuring of electricity and natural gas markets is altered, reversed, discontinued or delayed, USG&E’s business, financial condition, results of operations and cash flows could be adversely affected.

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USG&E faces risks due to increasing trends in regulation of the retail energy industry at the state level.

Some states are beginning to increase their regulation of their retail electricity and natural gas markets in an effort to eliminate deceptive marketing practices. For example, on June 23, 2015, the Connecticut Legislature passed Public Act 15-90, or Act 15-90, which was affirmed in an Interim Decision by the Public Utilities Regulatory Authority of Connecticut on September 30, 2015. Act 15-90 provides that effective October 1, 2015, licensed electric suppliers in Connecticut can no longer offer variable rate products. Upon expiration of current variable rate products, suppliers must either: (i) return the customer to the utility; (ii) keep the customer at the original fixed contract rate until a new contract is entered into or the supplier returns the customer to the utility; or (iii) renew the customer to a new fixed term of no less than four billing cycles. The Public Utilities Regulatory Authority of Connecticut has yet to rule on whether this ban on variable rates under Act 15-90 will become permanent. The inability to offer variable rate products in Connecticut could have the effect of reducing the profitability of operating in that state.

Additionally, on February 23, 2016, the Public Service Commission of the New York issued an order resetting retail energy markets, which would limit the types of competitive products that energy service companies, or ESCOs, such as USG&E, can offer in New York. The order, which has an effective date of 10 days from the date of the order, states that all new mass market or residential customers must be enrolled in a contract that offers either: (i) a guarantee that the customer will pay no more than what the customer would pay as a full service utility customer or (ii) an electricity product that is at least 30% derived from specific renewable sources either in the state of New York or in adjacent market areas. The types of renewable sources that may be used to comply with the new standards are very limited and may be more expensive than sources historically used by ESCOs to fulfill these requirements.

In connection with their existing customers, the ESCOs would be obligated to obtain affirmative consent from a customer prior to renewing that customer from a fixed rate or guaranteed savings contract into a contract that provides renewable energy, but does not guarantee savings. ESCOs that currently serve customers through month-to-month variable rate agreements must enroll those customers in a compliant product at the end of the current billing cycle or return the customers to the utility supply service. ESCOs could lose a significant portion of their customer base to the extent they must seek affirmative consent upon renewal. Most of the order was vacated by a New York state court on July 22, 2016, noting in its decision that the order “appears to be irrational, arbitrary, and capricious.” However, an appeal by certain ESCOs is ongoing as to whether the Public Service Commission of the New York has jurisdiction over ESCO pricing of products. The Public Service Commission of the New York has cross-appealed the decision as well. In the event that all or significant components of the order are re-implemented, ESCOs, including USG&E, could be obligated to, among other things, seek affirmative consent from fixed and variable rate customers upon renewal, which may be difficult to obtain. As of March 31, 2017, approximately 10% of USG&E’s customers on an RCE basis may be influenced by the current form of this order issued by the NYPSC.

The Public Service Commission of New York has also increased its scrutiny of individual ESCOs in 2016 and 2017. Many ESCOs, including USG&E, doing business as NYG&E, are the subject of a variety of investigative proceedings regarding their marketing efforts in New York. The Company has responded to inquiries from the New York Public Service Commission and the New York State Attorney General. While investigations of this nature have become common and are often resolved in a manner that allows the ESCO to continue operating in New York, we cannot assure you that these agencies of the state of New York will not take more severe action on individual ESCOs, including NYG&E.

Similarly, several other states are taking preliminary actions to more closely monitor and control marketing activities, in particular as those activities relate to retail electricity markets. For example, in January 2017 two bills that address electricity market regulations were proposed in Maine’s state legislature. Similar bills have been proposed in other states, such as Pennsylvania and Maryland. If passed into law, these bills could significantly impact USG&E’s business.

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USG&E is subject to regulatory scrutiny in all of its markets. Failure to follow prescribed regulatory guidelines could result in customer complaints and regulatory sanctions.

USG&E generally must apply to become a retail marketer of natural gas and electricity in the markets that it serves. Approval by the local regulatory body is subject to USG&E’s understanding of and compliance with various federal, state and local regulations that govern the activities of retail marketers. Additionally, the political environment in the states in which it operates may change and both USG&E and its industry may face increased or additional scrutiny from various federal, state and local authorities, including state Attorneys General and regulators.

State, federal and local rules and regulations affecting the retail energy business are subject to change, which may adversely impact USG&E;s business model. Its costs of doing business may fluctuate based on these regulatory changes. For example, many electricity markets have rate caps, and changes to these rate caps by regulators can impact future price exposure. Similarly, regulatory changes can result in new fees or charges that may not have been anticipated when existing retail contracts were drafted, which can create financial exposure. For example, mandates to purchase a certain quantity or type of electricity capacity can create unanticipated costs. USG&E’s ability to manage cost increases that result from regulatory changes will depend, in part, on how the “change in law provisions” of its contracts are interpreted and enforced, among other factors.

Operators of systems providing for the delivery of natural gas and electricity maintain detailed tariffs that are kept on file with regulators. These tariffs and market rules applicable to operators are often very long and complex, and often are subject to service provider proposals to change them. USG&E may not be able to prevent adoption of adverse tariff changes. Users of energy delivery systems also have rules and obligations applicable to them that are established by regulators. For instance, transactions involving a shipper’s release of interstate pipeline capacity are subject to regulation at the federal level. USG&E’s failure to abide by tariffs, market rules or other delivery system rules may result in fines, penalties and damages.

USG&E is also subject to regulatory scrutiny in all of its markets that can give rise to compliance fees, licensing fees, or enforcement penalties. Regulations vary widely in the markets in which it operates, and these regulations change from time to time. Failure to follow prescribed regulatory guidelines could result in customer complaints and regulatory sanctions.

In addition, regulators are continuously examining certain aspects of USG&E’s industry. For example, due to the harsh weather conditions during the 2013-2014 winter season, a number of public utility commissions in the northeast have placed additional obligations on retailers in various markets to provide more detailed disclosures to consumers as well as additional and more stringent requirements on notifying customers when their fixed contract converts to variable pricing. These new regulations could adversely affect USG&E customer attrition rates and cause it to incur higher compliance costs.

If USG&E fails to comply with all such regulations and investigations or if it faces such increased or additional scrutiny, it could suffer certain consequences, which may include:

•	higher customer complaints and attrition;.

•	increased regulatory scrutiny and sanctions, up to and including termination of USG&E’s license or ability to operate in those markets; and

•	damage to USG&E’s reputation with customers and regulators.

USG&E’s business model is dependent on continuing to be licensed in existing markets. If it has a license revoked or is not granted renewal of a license, or if an existing license is adversely conditioned or modified (e.g., by increased bond posting obligations), USG&E’s financial results could be materially negatively impacted, which could materially negatively impact our financial results and the trading price of our common stock. For example, in February of 2016, the New Jersey subsidiary of USG&E, New Jersey Gas & Electric, or NJG&E, received a complaint from the office of the New Jersey Attorney General. The Attorney General requested information from NJG&E regarding its customer agreement, pricing and complaints received in connection with the harsh weather conditions during the 2013-2014 winter season. NJG&E has responded to all of the New Jersey Attorney General’s requests, but pending the resolution of the issue, the New Jersey Attorney General has advised the New Jersey

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Public Board of Utilities to postpone renewing NJG&E’s licenses. While NJG&E’s licenses are currently operational in New Jersey, the failure of the New Jersey Public Board of Utilities to renew its licenses in New Jersey, or the occurrence of a similar situation in any of the other states in which USG&E operates, could affect our ability to operate in that state, which could materially negatively impact our business and financial results.

In addition, FERC regulates the sale of wholesale electricity by requiring USG&E and other companies who sell into the wholesale market to obtain market-based rate authority. If that authority were revoked, the post-Consolidation company’s financial results and the trading price of our common stock could be materially adversely affected.

Liability under the Telephone Consumer Protection Act (the “TCPA”) has increased significantly in recent years and we faces risks if we fail to comply with the TCPA.

USG&E relies heavily on telemarketing to recruit new customers. Telemarketing activities are subject to federal, and in some jurisdictions, local regulation, which change from time to time and may impact the manner in which USG&E is able to recruit new customers. USG&E’s outbound telemarketing efforts and use of mobile messaging to communicate with its customers subjects it to regulation under the TCPA. Over the last several years, companies have been subject to significant liabilities as a result of violations of the TCPA, including penalties, fines and damages under class action lawsuits. In addition, the increased use by USG&E and other consumer retailers of mobile messaging to communicate with its customers has created new issues of application of the TCPA to these communications. In 2015, the Federal Communications Commission issued several rulings that made compliance with the TCPA more difficult and costly. Specifically, the definition of “autodialer” and the treatment of calls to reassigned mobile numbers have made compliance more difficult and costly. USG&E’s failure to effectively monitor and comply with its activities that are subject to the TCPA could result in significant penalties and the adverse effects of having to defend and ultimately suffer liability in a class action lawsuit related to such non-compliance.

USG&E is also subject to liability under the TCPA for actions of its third-party vendors who are engaging in outbound telemarketing efforts on its behalf. The issue of vicarious liability for the actions of third parties in violation of the TCPA remains unclear and has been the subject of conflicting precedent in the federal appellate courts. There can be no assurance that USG&E may not be subject to significant damages as a result of a class action lawsuit for actions of its vendors that it may not be able to control. If any violation of the TCPA were to occur, USG&E’s financial results and the viability of its business could be adversely affected.

Similarly, in the state jurisdictions in which USG&E operates, USG&E is also subject to state and local regulations of marketing efforts, which are rapidly evolving. For example, in January 2017, the New York state assembly proposed a bill that would raise the maximum fine for persons who violate the law regulating telemarketing to $20,000, and further raises the cost for telemarketing violations, putting additional pressure on companies like USG&E to maintain robust compliance programs.

USG&E is subject to risks of significant liability resulting from class action and state attorney general lawsuits.

In recent years, retail energy providers, including USG&E, have been named as defendants in class action lawsuits relating to pricing and sales practices, among other matters. A number of these lawsuits have resulted in substantial jury awards or settlements. USG&E is currently a defendant in two class action lawsuits involving sales practices in Pennsylvania and New Jersey. In the state of New Jersey, USG&E, doing business as NJG&E, is the subject of a class action complaint that was received in June 2014 related to NJG&E’s marketing practices and disclosure regarding NJG&E’s pricing of gas and electricity. USG&E has reached a settlement with the plaintiffs that is in the process of being finalized. In the state of Pennsylvania, USG&E, doing business as Pennsylvania Gas & Electric, or PAG&E, is the subject of a class action complaint related to pricing and rates that was received in September 2014. The parties have reached a settlement agreement that is in the process of being finalized.

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Similarly, USG&E and other ESCOs are the subject of several actions by state attorneys general and other state regulatory authorities. In New York, the state Attorney General initiated requests of information to USG&E, doing business as New York Gas & Electric, or NYG&E, regarding its marketing and information on customer complaints, pricing and marketing practices since January 1, 2010. NYG&E has responded to all of the Attorney General’s requests, and entered into discussions of the terms of an Assurance of Discontinuance, which is intended to be a pre-action settlement document consisting of monetary and non-monetary relief. These discussions are still ongoing and resolution of this matter is pending. In New Jersey, the state Attorney General initiated requests of information related to NJG&E regarding its customer agreements, pricing and complaints received in February 2016. NJG&E responded to the Attorney General’s requests and the matter remains pending. USG&E is also subject to regulatory actions by the New York Public Service Commission and the Maryland Public Service Commission that are ongoing and pending resolution. Negative outcomes in these matters or any future litigation or regulatory actions could result in significant settlements, damages or other penalties and could also increase legal costs, divert management attention from other business issues or harm USG&E’s reputation with customers, any of which could adversely affect USG&E’s financial results and the viability of its business.

USG&E’s ability to meet customers’ natural gas and electricity requirements would be impaired if Macquarie Energy is unable to finance USG&E’s supply requirements or if the contracted supply is not available or delivered in a timely manner.

In order to deliver natural gas and electric supplies to serve the demand of its customers, USG&E is dependent upon the natural gas producers, pipeline gatherers, natural gas processors, interstate pipelines, suppliers of electricity, and regional electric transmission operators. If USG&E is unable to secure adequate supplies in a timely manner, due to the failure of Macquarie Energy to finance USG&E’s supply requirements or deliver the contracted commodity, the failure of USG&E’s other suppliers to deliver the contracted commodity, or its inability to secure additional quantities during significant abnormal weather conditions, USG&E may be unable to meet its customer requirements, thereby causing LDUs to ensure that those customer requirements are met. USG&E’s inability to meet delivery obligations to its customers could result in it experiencing defaults on contractual terms with USG&E’s customers, incurring penalties and financial damage payments, the loss of certain licenses and operating authorities, or a need to return customers to LDUs. Such outcomes would adversely affect USG&E’s business, financial condition, results of operations and cash flows. Additionally, if USG&E’s agreement with Macquarie Energy were to terminate, it may be unable to find replacement financing arrangements on similar terms or at all. USG&E’s inability to find such a replacement would have a material adverse effect on its business, financial condition, and results of operations.

USG&E’s sales are highly concentrated in two states, and the loss of access to customers in those states would have a material adverse effect on its results of operations and financial condition.

USG&E’s two largest state markets, New York and Pennsylvania, each represented approximately 26% of its revenue in the 12 months ended December 31, 2016. USG&E expects that sales to these states will continue to account for a high percentage of its total sales for the foreseeable future. It is possible that, because of changes in the regulatory environment in such states, USG&E could no longer be permitted to operate in one or both of these states. It is also possible that due to negative publicity resulting from regulatory changes, class action suits or state attorneys general or other regulatory actions, or the inability to effectively market its business in such states or otherwise, USG&E may no longer attract or could even lose a significant number of customers in one or both of these states. The loss of access to customers in these states, or a material reduction in the amount of customers USG&E has in these states, would have an adverse effect on the viability of its business.

USG&E relies on the use of its local brand names, such as NYG&E and PAG&E, and the inability to use those brands in the future would have a material adverse effect on USG&E’s results of operations and financial condition.

USG&E relies heavily on its local brand names, such as NYG&E and PAG&E, as key marketing tools in attracting new customers in the individual states in which it operates. In recent years, USG&E has been subject to investigation and litigation brought by a state attorney general whereby the future use of one of its brand names was threatened. Although the company prevailed in such litigation, USG&E cannot guarantee that future investigations and litigation will not prohibit the use of one or more of its brand names. Such a prohibition could materially impact its business in the state in which USG&E uses such brand name, which could adversely affect its business, financial condition, results of operations and cash flows.

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USG&E’s risk management strategies and related hedging activities may not be effective in managing risks and may adversely affect its business, financial condition, results of operations and cash flows.

USG&E is exposed to commodity price risk to the extent its natural gas and electricity purchases are not closely matched to sales commitments in terms of volume and pricing. The company attempts to manage exposure to commodity price risk, as well as exposure to weather and credit risks by hedging, setting risk limits, and employing other risk management tools and procedures. These risk management activities may not be as effective as planned, and cannot eliminate all of its risks. USG&E may not have sufficient liquidity or credit capacity to hedge market risks, to continue to grow its business, or to operate effectively.

Certain of USG&E’s LDU, transportation and storage agreements require it to maintain cash deposits or letters of credit as collateral for the performance risk associated with the future delivery of natural gas. These collateral requirements may increase as its customer base grows or as a result of movements in the market prices of commodities. The effectiveness of USG&E’s operations and future growth depends in part on the amount of cash and letters of credit available to enter into or maintain these contracts. Such liquidity requirements may be greater than the company anticipates or is able to meet.

To provide energy to USG&E’s customers, USG&E purchases the relevant commodity in the wholesale energy markets, which are often highly volatile. Its commodity risk management strategy is designed to hedge substantially all of its forecasted volumes on its fixed-price customer contracts, as well as a portion of the near-term volumes on its variable-price customer contracts. USG&E uses both physical and financial products to hedge its price exposure. The efficacy of its risk management program may be adversely impacted by unanticipated events and costs that it is not able to effectively hedge, including abnormal customer attrition and consumption, certain variable costs associated with electricity grid reliability, pricing differences in the local markets for local delivery of commodities, unanticipated events that impact supply and demand, such as extreme weather, and abrupt changes in the markets for, or availability or cost of, financial instruments that help to hedge commodity price.

USG&E is exposed to basis risk in its operations when the commodities it hedges are sold at different delivery points from the exposure it is seeking to hedge. For example, if USG&E hedges its natural gas commodity price with Chicago basis but physical supply must be delivered to the individual delivery points of specific utility systems around the Chicago metropolitan area, it is exposed to basis risk between the Chicago basis and the individual utility system delivery points. These differences can be significant from time to time, particularly during extreme, unforecasted cold weather conditions. Similarly, in certain of USG&E’s electricity markets, customers pay the load zone price for electricity, so if USG&E purchases supply to be delivered at a hub, it may have basis risk between the hub and the load zone electricity prices due to local congestion that is not reflected in the hub price. USG&E attempts to hedge basis risk where possible, but hedging instruments are sometimes not economically feasible or available in the smaller quantities that it requires.

In addition, USG&E incurs costs monthly for ancillary charges such as reserves and capacity in the electricity sector by independent system operators, or ISOs. For instance, the ISOs will charge all retail electricity providers for monthly reserves that the ISO determines are necessary to protect the integrity of the grid. USG&E attempts to estimate such amounts, but they are difficult to estimate because they are charged in arrears by the ISOs and are subject to fluctuations based on weather and other market conditions. USG&E may be unable to fully pass the higher cost of ancillary reserves and reliability services through to its customers, and increases in the cost of these ancillary reserves and reliability services could negatively impact its results of operations.

Additionally, assumptions that USG&E uses in establishing its hedges may reduce the effectiveness of its hedging instruments. Considerations that may affect its hedging policies include, but are not limited to, human error, assumptions about customer attrition, the relationship of prices at different trading or delivery points, assumptions about future weather, and its load forecasting models.

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Many of the natural gas utilities USG&E serves allocate a share of transportation and storage capacity to USG&E as a part of their competitive market operations. USG&E is required to fill its allocated storage capacity with natural gas, which creates commodity supply and price risk. Sometimes USG&E cannot hedge the volumes associated with these assets because they are too small compared to the much larger bulk transaction volumes required for trades in the wholesale market or it is not economically feasible to do so. In some regulatory programs or under some contracts, this capacity may be subject to recall by the utilities, which could have the effect of USG&E being required to access the spot market to cover such recall.

In general, if USG&E is unable to effectively manage its risk management policies and hedging procedures, its financial results and viability of its business could be adversely affected.

Despite USG&E’s efforts to hedge risk and accurately forecast demand, its financial results are susceptible to seasonality, changing weather conditions and commodity price fluctuations and therefore will vary on a seasonal and quarterly basis.

USG&E’s overall operating results fluctuate substantially on a seasonal basis, and the pattern of this fluctuation may change depending on: (1) the geographic mix of its customer base; (2) the terms of any contract to which it becomes a party; (3) weather conditions, which directly influence the demand for electricity and natural gas and affect the prices of energy commodities; (4) variability in market prices for natural gas and electricity; and (5) changes in the cost of delivery of such commodities through energy delivery networks.

Generally, demand for electricity peaks in the summer with a secondary peak during the winter. Demand for natural gas peaks in the winter. Recent growth in natural gas-fired electric generation has introduced a secondary peak for natural gas in the summer. Typically, when winters are warmer than expected and summers are cooler than expected, demand for energy is lower, resulting in less natural gas and electricity consumption than forecasted. Likewise, when winters are colder or summers are warmer than expected, consumption may be greater than USG&E has hedged and, in the case of natural gas, may be greater than the company is able to meet with storage or swing supply. Depending on prevailing market prices for electricity and gas, these and other unexpected conditions may reduce USG&E’s sales or increase its costs, negatively impacting its results of operations. USG&E may experience lower consumption volumes, and therefore, lower sales. USG&E may also experience losses from the purchase of additional volumes at higher prices or the sale of excess volumes at prices below its acquisition cost. USG&E’s failure to anticipate changing weather-related demands or to effectively manage its supply in response to changing demands could negatively impact its financial results.

The impact of rapidly rising or falling commodity prices also depends greatly on the period of time that such variance occurs within USG&E’s fiscal year. Although operating results for a full fiscal year may not be impacted materially by such trends due to USG&E’s commodity hedging and contract pricing strategies, they can have material short-term impacts on monthly and quarterly operating results.

Large fluctuations in the market price of natural gas and electricity within short periods of time also may have a negative impact on the availability of credit necessary to operate USG&E’s business.

USG&E’s success depends on key members of its management, the loss of whom could disrupt its business operations.

USG&E’s success depends on the continued employment and performance of key management personnel, consisting of David Weinberg, Kevin McMinn, Greg Taffet and Eric Hansen. These senior executives have substantial experience in consumer and energy markets that have undergone regulatory restructuring and have extensive risk management and hedging expertise. USG&E believes their experience is important to its continued success. If USG&E’s key executives do not continue in their present roles or are not adequately replaced, its business operations could be adversely affected. In addition, failure to retain or adequately replace its chief operating officer or chief financial officer could give rise to a default under its credit and supply facilities with Macquarie Energy.

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One of our stockholders, MVC, which holds 32.9% of our voting stock, also owns 76.4% of the voting stock of USG&E and, after the Consolidation, will be our largest stockholder and will be able to exert a significant amount of control over matters subject to stockholder approval.

As of the date of this Information Statement, approximately 32.9% of our voting stock is beneficially owned by MVC, a BDC managed and directed by The Tokarz Group Advisers, LLC, an investment adviser registered pursuant to the Investment Advisers Act of 1940. MVC also holds 76.4% of the voting stock of USG&E.

Upon the completion of the Consolidation, MVC will beneficially own approximately 63.7% of the outstanding voting stock of the consolidated company (based on the number of shares of our common stock outstanding as of the date immediately prior to the filing of this Information Statement) and, assuming conversion of the Preferred Consideration Shares into shares of our common stock at $3.28 per share, could own in excess of 66.3% of our common stock. After the Consolidation, MVC will have the ability to control us through this ownership position, and may be able to determine all matters requiring stockholder approval. For example, MVC may be able to control elections of directors, amendments of our organizational documents, or approval of any merger, sale of assets or other major corporate transaction. This may prevent or discourage unsolicited acquisition proposals or offers for our common stock that you may feel are in your best interest as one of our stockholders. The interests of this group of stockholders may not always coincide with your interests or the interests of other stockholders and they may act in a manner that advances their best interests and not necessarily those of other stockholders, including seeking a premium value for their common stock, and might affect the prevailing market price for our common stock.

USG&E relies on a capable, well-trained workforce to operate effectively. Retention of employees with strong industry or operational knowledge is essential to its ongoing success.

Many of the employee positions within USG&E’s customer operations, information systems, pricing, marketing, risk management and finance functions require extensive industry, operational or financial experience that may not be easily replaced if an employee were to leave employment with USG&E. While some normal employee turnover is expected, unusually high turnover could strain the company’s ability to manage its ongoing operations as well as inhibit organic and acquisition growth.

The successes, failures or activities of various LDUs and other retail marketers within the markets that USG&E serves may impact the perception of USG&E.

The general perception on the part of customers and regulators of utilities and retail energy marketers in general, and USG&E in particular, is essential for its continued growth and success. Questionable pricing, billing, collections or customer service practices on the part of any utility or retail marketer can damage the reputation of all market participants, which could result in lower customer renewals and impact USG&E’s ability to sign-on new customers. Any utility or retail marketer that defaults on its obligations to its customers, suppliers, lenders, hedge counterparties, or employees can have a similar impact on the retail energy industry as a whole and on USG&E’s operations in particular.

USG&E expends extensive resources to convert, improve and maintain its information systems and related computer hardware. Failure to continue to successfully do so may result in a negative impact on its results of operations, financial condition, cash flow and reputation with its customers and/or regulators.

USG&E’s operations rely heavily on the quality of its information systems, computer hardware and the employees that are responsible to manage them. If any of USG&E’s system conversion or improvement projects is unsuccessful, if it experiences a catastrophic malfunction in any of its hardware or software, or if USG&E’s processes for managing and maintaining its information systems are inadequate, it could be subjected to:

•	inaccurate or untimely financial accounting and reporting information;

•	inaccurate or untimely customer billing information;

•	customer complaints;

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•	increased regulatory scrutiny

•	inability to successfully complete future business combinations or other customer acquisitions; and/or

•	inaccurate forecasts of expected customer consumption requirements, potentially resulting in misalignment with hedged positions and related impact on gross profit.

USG&E’s business is subject to cyber-attacks and data breaches, including the risk that sensitive customer data may be compromised, which could result in an adverse impact to its reputation and results of operations.

USG&E is dependent on information technology systems that it owns and that are owned and managed by third parties. Parties that wish to disrupt USG&E’s operations could view its computer systems or networks and those of its third-party providers as attractive targets for cyber-attack. USG&E’s business requires access to sensitive customer data in the ordinary course of business. Examples of sensitive customer data are names, addresses, account information, historical electricity usage, expected patterns of use, payment history, credit bureau data, credit and debit card account numbers, drivers’ license numbers, social security numbers and bank account information. USG&E provides sensitive customer data to vendors and service providers who require access to this information in order to provide billing and transaction services.

A successful cyber-attack on the systems that control USG&E’s billing and transaction and customer information systems could severely disrupt business operations, preventing USG&E from billing and collecting revenues. A cyber-attack on or security breach of the company or its third-party providers could result in significant expenses to investigate and repair security breaches or system damage, and could lead to litigation, fines, other remedial action, heightened regulatory scrutiny, diminished customer confidence and damage to USG&E’s reputation. In addition, the misappropriation, corruption or loss of personally identifiable information and other confidential data could lead to significant breach notification expenses and mitigation expenses. USG&E does not maintain cyber-liability insurance that covers certain damage caused by potential cyber-attacks. A significant cyber-attack could materially and adversely affect USG&E’s business, financial condition and results of operations.

USG&E may have difficulty retaining its existing customers or obtaining a sufficient number of new customers.

As of December 31, 2016, approximately 29% of USG&E’s natural gas RCEs were fixed-price, and the remaining 71% of its natural gas RCEs were variable-price. As of December 31, 2016, approximately 48% of USG&E’s electricity RCEs were fixed-price, and the remaining 52% of its electricity RCEs were variable-price. A significant decrease in the retail price of natural gas or electricity may cause USG&E’s customers to switch retail energy service providers during their contract terms to obtain more favorable prices. Although USG&E generally has a right to collect a termination fee from each customer on a fixed-price contract who terminates their contract following such an event, it may not be able to collect the termination fees in full or at all. USG&E’s variable-price contracts typically may be terminated by its customers at any time without penalty.

Furthermore, significant ongoing competition exists for customers in the markets where USG&E operates, and USG&E cannot guarantee that it will be able to retain its existing customers or obtain a sufficient number of new customers. We anticipate that USG&E will incur significant costs as it enters new markets and pursues customers by utilizing a variety of marketing methods. In order for USG&E to recover these expenses, it must attract and retain these customers on economic terms and for extended periods. We cannot be certain that USG&E’s future efforts to retain its customers or secure additional customers will generate sufficient gross margins for it to expand into additional markets or that it will be able to prevent customer attrition and attract new customers in existing markets. If its marketing strategy is not successful, USG&E’s financial results could be adversely affected.

USG&E is subject to significant competition in each of the markets that it serves.

USG&E operates only in markets that are open to alternative energy suppliers, which limits barriers to entry. Competition is based primarily on product offering, price and customer service. USG&E generally faces competition in those markets from utility-affiliated retail marketers and small to mid-size independent retail energy companies. Some of these competitors or potential competitors may be larger and better capitalized than USG&E.

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USG&E’s ability to increase its market share depends in part on its ability to convince customers to switch to its service. The LDUs have the advantage of long-standing relationships with their customers, longer operating histories, greater financial strength and greater name recognition than USG&E does. In addition, customers may be less familiar with USG&E’s product offerings, and USG&E may not be successful in educating potential customers about the benefits of the products it offers. Convincing customers to switch to a new company for the supply of a critical commodity such as electricity or natural gas is a challenge. If USG&E’s marketing strategy is not successful, its business, financial condition, results of operations and cash flows will be adversely affected.

In addition, USG&E’s marketing efforts may be hindered in a market where its offerings are more expensive from time to time relative to offerings of the utilities or other marketers. Utilities historically react more slowly to changing commodity prices, whereas USG&E’s products generally reflect the prevailing market prices. These factors may result in less effective marketing or higher than anticipated attrition.

USG&E may not be able to manage its growth successfully, which could strain its liquidity and other resources and lead to poor customer satisfaction with USG&E services.

USG&E intends to continue to assess new product offerings, apply new technologies for its business development and make investments in acquisitions of complementary companies. If USG&E buys a company or business, it may experience difficulty integrating that company’s personnel and operations, or key personnel of the acquired company may decide not to work for USG&E. Furthermore, if USG&E acquires the residential or small commercial businesses of an incumbent utility or other energy provider in a particular market, the customers of that entity may not be under any obligation to use USG&E’s services. If USG&E make other types of acquisitions, it may experience difficulty in assimilating the acquired technology or products into its operations or information systems. These difficulties could disrupt USG&E’s ongoing business, distract management and employees and increase its expenses.

Among other things, the growth of USG&E’s operations will depend upon its ability to expand its customer base in our existing markets and to enter new markets in a timely manner at reasonable costs. USG&E anticipates that its employee base will grow to accommodate its increased customer base. As USG&E expands its operations, it may encounter difficulties integrating new customers and employees as well as any legacy systems of acquired entities. It also may experience difficulty managing the growth of a portfolio of customers that is diverse with respect to the types of service offerings, applicable market rules and the infrastructure for product delivery.

The expansion of USG&E operations could result in increased liquidity needs to support working capital, for the purchase of natural gas and electricity supply to meet its customers’ needs, for the credit requirements of forward physical supply and for generally higher operating expenses. The Macquarie Energy credit and supply facilities may not be adequate to meet these higher liquidity requirements.

Expanding operations also may require continued development of USG&E’s operating and financial controls and may place additional stress on its management and operational resources. If USG&E is unable to manage its growth and development successfully, its operating results, financial condition and internal controls over financial reporting could be adversely affected.

USG&E is susceptible to downturns in general economic conditions, which could have a material adverse effect on its business, financial condition, results of operations and cash flows.

The natural gas and electricity industries have historically been affected by general economic downturns, including conditions within the housing market. Periods of slowed economic activity generally result in decreased natural gas and electricity consumption, and could result in increased customer attrition. As a consequence, national or regional recessions or downturns in economic activity that impact USG&E’s industrial, commercial and residential customers could adversely affect its revenues, its collections of billed accounts receivable and its cash flows, and could restrict USG&E’s future growth in certain markets, any of which could have an adverse effect on its business, financial condition, results of operations and cash flows.

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General economic conditions can also impact the performance of various counterparties to various arrangements, including:

•	the failure of a supplier to deliver commodities at a specified time for a specified price under existing supply agreements, which could result in penalty assessments against USG&E and/or could result in higher commodity prices from purchasing replacement commodities on the spot market;

•	the failure of local transportation and transmission facilities to allow their facilities to be utilized in accordance with related agreements, which could result in significant delays in delivery or higher costs associated with alternate facilities;

•	the failure of other contracted entities to deliver goods or services when due or requested; and

•	the failure of performance by a counterparty to USG&E’s hedge positions or lending agreements.

Such failures to perform by USG&E’s business counterparties could have an adverse effect on its business, financial condition, results of operations and cash flows.

Settlements of receivables from certain LDUs and independent system operators for delivered volume surpluses may be subject to such LDUs’ or independent system operators’ ability to settle their imbalanced receivables from other retail marketers for delivered volume deficits.

Retail energy marketers are responsible for providing adequate natural gas to LDUs and electricity to ISOs for ultimate delivery to customers. Commodity amounts provided are generally based on estimates of customer usage over a prescribed period. Surplus imbalances occur when commodity amounts delivered by USG&E to an LDU (for natural gas) or an ISO (for electricity) exceed amounts consumed by USG&E’s customers (resulting in a receivable from the LDU or ISO) or deficit imbalances occur when commodity amounts consumed by USG&E’s customers exceed amounts delivered by it to the LDU or ISO (resulting in a payable to the LDU or ISO). Certain LDUs and ISOs rely on collection of imbalances payable to them in order to settle imbalances payable by them to retail marketers. If retail marketers default on their obligations to settle an imbalance owed to an LDU or an ISO, such LDU or ISO may not have adequate resources to satisfy its obligation to settle imbalances owed to marketers. Therefore, the inability of an LDU or an ISO to collect imbalance amounts from other retail energy marketers may hinder USG&E’s ability to collect imbalance amounts owed to it by such an LDU or ISO.

USG&E’s operations in Florida are vulnerable to hurricanes.

The southeastern coast of Florida is vulnerable to hurricanes, which can cause significant damage to property and public infrastructure. In particular, damage to property and disruption of electrical and other basic utilities for extended periods can have a devastating impact on areas struck by hurricanes, including USG&E’s leased facilities in Miramar, Florida and the surrounding communities where its employees live. USG&E has a business continuity plan that is periodically reviewed and enhanced to ensure that the effects of such disruptions on its operations result in minimal impact on service provided to its customers and on its results of operations. If USG&E’s business continuity plan does not function as planned, its operations, financial position and results of operations may be negatively impacted.

The accounting method USG&E uses for its hedging activities results in volatility in its quarterly and annual financial results.

USG&E enters into a variety of financial derivative and physical contracts to manage commodity price risk which are accounted for at fair value each reporting period. These derivative instruments are economic risk hedges versus accounting hedges whereby under the fair value accounting method, changes in the fair value of its hedging instruments, even if not yet settled, are recognized immediately in earnings. As a result of this accounting treatment, changes in the forward prices of natural gas and electricity cause volatility in USG&E’s quarterly and annual earnings, which we and USG&E are unable to fully anticipate.

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USG&E could also incur volatility from quarter to quarter associated with gains and losses on settled hedges relating to natural gas held in inventory. USG&E typically purchases natural gas inventory and stores it from April to October for withdrawal from November through March. Since a portion of the inventory is used to satisfy delivery obligations to fixed-price customers over the winter months, USG&E hedges a significant portion of the associated price risk using derivative contracts. Any gains or losses associated with settled derivative contracts are reflected in the statement of operations as a component of retail cost of sales.

USG&E’s tax liabilities may be greater than anticipated.

The U.S. tax laws applicable to USG&E’s business activities are subject to interpretation. USG&E is subject to audit by the Internal Revenue Service and by taxing authorities of the state and local jurisdictions in which it operates. Taxing authorities may challenge USG&E’s tax positions and methodologies for evaluating its tax liabilities. Any adverse outcomes of such challenges to USG&E’s tax positions could result in additional taxes for prior periods, interest, and penalties, as well as higher future taxes. For example, in Pennsylvania, for the tax years of 2012, 2013 and 2014, USG&E has received assessment notices totaling $3.2 million (excluding interest), which it is disputing. The dispute is related to a difference in opinion between USG&E and the Pennsylvania state tax authorities as to whether electricity is considered tangible personal property under Pennsylvania law and whether USG&E is able to avail itself of Public Law 86-272, which grants immunity from state corporate income taxes in certain circumstances. USG&E is currently in settlement discussions with Pennsylvania to resolve the dispute. Similarly, in New York, USG&E has recently settled with state tax authorities regarding prior year corporate income tax liabilities and with certain municipal tax authorities regarding prior year utility tax and corporate income tax liabilities. These liabilities have been paid or are included in “current liabilities” in USG&E’s balance sheet at December 31, 2016.

In addition, USG&E’s future tax expense could increase as a result of changes in tax laws, regulations, or accounting principles, or as a result of earning income in jurisdictions that have higher tax rates. An increase in USG&E’s tax expense could have a negative effect on its financial position and results of operations. Moreover, the determination of USG&E’s provision (benefit) for income taxes and other tax liabilities requires significant estimates and judgment by its management, and the tax treatment of certain transactions is uncertain. Although USG&E believes it makes reasonable estimates and judgments, the ultimate outcome of any particular issue may differ from the amounts previously recorded in its financial statements and any such occurrence could materially affect its financial position and results of operations.

USG&E is subject to credit, operational and financial risks related to certain LDUs that provide billing services and guarantee the customer receivables for their markets.

In most of USG&E’s markets, it relies on LDUs to guarantee customer accounts receivable under purchase of receivables programs and to perform timely and accurate billing in accordance with consolidated utility billing programs. Sales within these guaranteed markets represented approximately 99% of its total sales of natural gas and electricity during the year ended December 31, 2016. The bankruptcy of an LDU could result in a default in such LDU’s payment obligations to USG&E.

In addition, LDUs that provide billing services and guarantee customer accounts receivable rely on USG&E for accurate and timely communication of contract rates and other information necessary for accurate billing to customers, which requires considerable management, personnel and information system resources across the territories within which USG&E provides natural gas and electricity. Each territory requires unique and often varied electronic data interface systems. Rules that govern the exchange of data may be changed by the LDUs. In certain instances, USG&E must rely on manual processes and procedures to communicate data to LDUs for inclusion in customer bills. Failure to provide accurate data to LDUs on a timely basis could adversely affect USG&E’s business, financial condition, results of operations and cash flows.

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USG&E is subject to direct credit risk for certain customers who may fail to pay their bills as they become due.

USG&E bears direct credit risk related to its customers located in markets where accounts receivable are not guaranteed by LDUs. This group of customers represented approximately 1% of USG&E’s sales of natural gas and electricity during the year ended December 31, 2016. USG&E has the ability to terminate its agreements with customers in the event of non-payment, but it cannot terminate their electricity or natural gas service. Even if USG&E terminates service to customers who fail to pay their utility bill, it remains liable to its suppliers of electricity and natural gas for the cost of those commodities. Changing economic factors, such as rising unemployment rates and energy prices, also result in a higher risk of customers being unable to pay their bills when due.

The failure of USG&E’s customers to pay their bills or its failure to maintain adequate billing and collection procedures could adversely affect its business, financial condition, results of operations and cash flows.

Actual customer attrition may exceed or fall below expected customer attrition, which could result in a cost to cover previously purchased fixed price hedges and physical commodity supply, or an incremental cost to source additional commodity supply.

Although USG&E’s fixed price contracts with residential customers generally have terms of up to two years, these customers may terminate their contracts at any time for a termination fee that, in most cases, is relatively modest and does not bear any relation to USG&E’s costs or lost profit with respect to the remainder of the contract. Most of its small and mid-market commercial customers cannot terminate their fixed price contracts without triggering a damages provision designed to cover termination costs. For larger commercial customers, USG&E utilizes various means to ensure that it recovers its costs, including legal remedies if appropriate. Overall, however, USG&E depends on its hedging strategies to cover termination-related costs. To hedge effectively against terminations, USG&E must, at the inception of the contracts, attempt to accurately forecast the number of residential and commercial customers and their related RCEs that will terminate their contracts prior to the end of their term. USG&E has historically experienced significant attrition. If it experiences higher customer attrition than originally forecasted, or if it is not able to replace terminating customers with new customers, USG&E’s financial results would be negatively impacted. Conversely, if actual customer attrition falls below expected customer attrition, USG&E is at risk for having to source additional hedges or supply at potentially higher market prices. These price increases cannot be passed on to customers through the duration of their contract terms.

In addition, USG&E’s attrition rate may not be comparable to the attrition rate provided by other companies that calculate this metric differently. USG&E calculates its attrition rate by dividing the number of customers who choose not to renew its services for a certain time period, referred to as the “non-renewing customers,” by the sum of (i) the non-renewing customers and (ii) the number of customers at the end of that time period.

USG&E depends on transportation and transmission facilities of third parties to supply its customers. Its business, financial condition, results of operations and cash flows may be harmed if transportation and transmission availability is limited or unreliable.

USG&E depends on transportation and transmission facilities owned and operated by utilities and other energy companies to deliver the electricity and natural gas it sells to customers. Under the regulatory structures adopted in most jurisdictions, USG&E is required to enter into agreements with local incumbent utilities for use of the local distribution systems and to establish functional data interfaces necessary to serve USG&E customers. Any delay in the negotiation of such agreements or inability to enter into reasonable agreements could delay or negatively impact USG&E’s ability to serve customers in those jurisdictions, which could have an adverse impact on its business, financial condition, results of operations and cash flows.

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USG&E also depends on LDUs for maintenance of the infrastructure through which it delivers electricity and natural gas to its customers. USG&E is unable to control the level of service the utilities provide to its customers. Any infrastructure failure that interrupts or impairs delivery of electricity or natural gas to USG&E customers could cause customer dissatisfaction, which could adversely affect its business. If transportation or transmission is disrupted, or if transportation or transmission capacity is inadequate, USG&E’s ability to sell and deliver products may be hindered. Such disruptions could also hinder its ability to provide electricity or natural gas to its customers and adversely impact USG&E’s risk management policies, hedge contracts, and financial results and condition.

For delivery of natural gas to customers, USG&E is dependent on natural gas pipelines and distribution systems owned by other companies. To deliver electricity to customers, USG&E is dependent on the transmission facilities and distribution facilities owned by other companies. The terms on which it has access to these facilities are subject to federal and state regulation. Changes in these regulations could affect USG&E’s cost of access to these facilities or the extent of its ability to access these facilities in situations where the capacity of the facilities is less than the demand for their use.

Regulations in many markets require that meter reading and the billing and collection processes be retained by the LDU. In those states, USG&E is also required to rely on the LDU to provide USG&E with its customers’ information regarding energy usage. USG&E’s inability to confirm information received from the utilities could negatively impact its reputation with customers and, therefore, its sales and results of operations.

USG&E’s supply contracts expose it to counterparty credit risk.

USG&E does not independently produce natural gas and electricity and depends upon third parties for its supply. If the counterparties to its supply contracts are unable to perform their obligations, USG&E may suffer losses, including as a result of being unable to secure replacement supplies of natural gas or electricity on a timely and cost-effective basis or at all. If USG&E cannot identify alternative supplies of natural gas or electricity, or secure natural gas or electricity in a timely fashion, its financial results could be adversely affected.

USG&E’s reliance on the electrical power generation and transmission infrastructure within the U.S. and Canada makes it vulnerable to large-scale power blackouts.

The power generation and transmission infrastructure in the United States is very complex. Maintaining reliability of the infrastructure requires appropriate oversight by regulatory agencies, careful planning and design, trained and skilled operators, sophisticated information technology and communication systems, ongoing monitoring and, where necessary, improvements to various components of the infrastructure. Despite extensive oversight and development of numerous safeguards, major electric power blackouts are possible, which could disrupt electrical service for extended periods of time to large geographic regions of the United States and Canada. If such a major blackout were to occur, USG&E may be unable to deliver electricity to its customers in the affected region, which would have an adverse impact on its business, financial condition, results of operations and cash flows.

The adoption of derivatives legislation by the U.S. Congress has had, and will continue to have, an adverse impact on USG&E’s ability to hedge risks associated with its business.

The Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, enacted on July 21, 2010, established federal oversight and regulation of the over-the-counter derivatives market and entities, such as USG&E, that participate in that market. Although USG&E qualifies for the end-user exception to the mandatory clearing and uncleared swap margin requirements for swaps to hedge its commercial risks, the application of such requirements to other market participants, such as swap dealers, has changed the cost and availability of the swaps that USG&E uses for hedging.

The Dodd-Frank Act and any new regulations promulgated under the Dodd-Frank Act could significantly increase the cost of derivative transactions, materially alter the terms of derivative contracts, reduce the availability of derivatives to protect against risks that USG&E encounters, or reduce USG&E’s ability to monetize or restructure its existing derivative contracts. If USG&E reduces its use of derivatives as a result of the Dodd-Frank Act and related regulations, its results of operations may become more volatile and its cash flows may be less predictable, which could adversely affect its ability to plan for and fund capital expenditures. Any of these consequences could have a material adverse effect USG&E’s financial result.

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Increases in state renewable portfolio standards or an increase in the cost of renewable energy credit and carbon offsets may adversely impact the price, availability and marketability of USG&E’s products.

Pursuant to state renewable portfolio standards, USG&E must purchase a specified amount of renewable energy credits, or RECs, based on the amount of electricity it sells in a state in a year. In addition, USG&E has contracts with certain customers that require it to purchase RECs or carbon offsets. If a state increases its renewable portfolio standards, the demand for RECs within that state will increase and therefore the market price for RECs could increase. USG&E attempts to forecast the price for the required RECs and carbon offsets and incorporate this forecast into its customer pricing models, but the price paid for RECs and carbon offsets may be higher than forecasted. USG&E may be unable to fully pass the higher cost of RECs through to its customers, and increases in the price of RECs may decrease its results of operations and affect its ability to compete with other energy retailers that have not contracted with customers to purchase RECs or carbon offsets.

Further, a price increase for RECs or carbon offsets may require USG&E to decrease the renewable portion of its energy products, which may result in a loss of customers. A further reduction in benefits received by local regulated utilities from production tax credits in respect of renewable energy may adversely impact the availability to USG&E, and marketability by USG&E, of renewable energy under its brands. Accordingly, such decrease may result in reduced revenue and may negatively impact its financial results.

The suppliers from which USG&E purchases its natural gas and electricity are subject to environmental laws and regulations that impose extensive and increasingly stringent requirements on their operations.

The assets of the suppliers from which USG&E purchases natural gas and electricity are subject to numerous and significant federal, state and local laws, including statutes, regulations, guidelines, policies, directives and other requirements governing or relating to, among other things: protection of wildlife, including threatened and endangered species; air emissions; discharges into water; water use; the storage, handling, use, transportation and distribution of dangerous goods and hazardous, residual and other regulated materials, such as chemicals; the prevention of releases of hazardous materials into the environment; the prevention, presence and remediation of hazardous materials in soil and groundwater, both on and offsite; land use and zoning matters; and workers’ health and safety matters.

Environmental laws and regulations have generally become more stringent over time. Significant costs may be incurred for capital expenditures under environmental programs to keep the assets compliant with such environmental laws and regulations, which could have a material adverse impact on the businesses of USG&E’s producers, which may increase the prices they charge USG&E for natural gas and electricity and have a material adverse effect on USG&E’s financial results.

Technological improvements and changing consumer preferences could reduce demand and alter consumption patterns.

Technological improvements in energy efficiency could potentially reduce the overall demand for natural gas and electricity. Additionally, increased competitiveness of alternative energy sources or consumer preferences that alter fuel choices could potentially reduce the demand for natural gas and electricity. A prolonged decrease in demand for natural gas and electricity in the retail energy markets would adversely affect USG&E’s financial results.

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THE CONSOLIDATION

This discussion of the Consolidation is qualified in its entirety by reference to the Merger Agreement, which is attached to this Information Statement as Annex A. You should read the entire Merger Agreement carefully, as it is the legal document that governs the Consolidation.

The Companies

Equus Total Return, Inc. The Company is an internally managed closed-end fund created in 1992 that has elected to be treated as a BDC under the 1940 Act. Historically, we have attempted to maximize the return to our stockholders in the form of current investment income and long-term capital gains by investing in the debt and equity securities of companies with a total enterprise value of between $5.0 million and $75.0 million, although we have engaged in transactions with smaller or larger investee companies from time to time. We have also sought to invest primarily in companies pursuing growth either through acquisition or organically, leveraged buyouts, management buyouts and recapitalizations of existing businesses or special situations. Our income-producing investments have consisted principally of debt securities, including bonds, subordinated debt, debt convertible into common or preferred stock, or debt combined with warrants and common and preferred stock. We have further sought to achieve capital appreciation by making investments in equity and equity-oriented securities issued by privately-owned companies or smaller public companies in transactions negotiated directly with such companies. Our shares are traded on the NYSE under the symbol “EQS”.

Our principal executive offices are located at 700 Louisiana Street, 48th Floor, Houston, Texas 77002, and our telephone number is (888) 323-4533. Additional information about the Company is included in documents incorporated by reference into this Information Statement.

ETR Merger Sub, Inc. Merger Sub is a wholly-owned subsidiary of the Company and was formed by us solely in contemplation of the Consolidation. Merger Sub has not carried on any activities to date, except for activities incidental to its incorporation and has no assets, liabilities or other obligations of any nature other than as set forth in the Merger Agreement. The principal executive offices of Merger Sub are located at 700 Louisiana Street, 48th Floor, Houston, Texas 77002, and its telephone number is (888) 323-4533.

U.S. Gas & Electric, Inc. USG&E is a leading retail energy company that sells electricity and natural gas in deregulated utility markets to residential and commercial customers. USG&E sources and schedules the transfer of energy from the point of purchase at the electrical grids and natural gas pipelines to the local utilities that ultimately deliver the energy to our customers. As of January 31, 2017, USG&E served over 375,000 RCEs in 62 utility markets across 11 states and the District of Columbia: Connecticut, Illinois, Indiana, Kentucky, Maryland, Massachusetts, Michigan, New Jersey, New York, Ohio and Pennsylvania. Nationally, USG&E operates under the brand ‘U.S. Gas & Electric’ and operates in various states under local brands, such as ‘New Jersey Gas & Electric’ and ‘Pennsylvania Gas & Electric,’ that promote consumer confidence and service reliability. USG&E’s customer base is primarily comprised of residential and commercial customers in territories with investment-grade POR and CUBS programs. The POR program contractually obligates certain utilities with investment-grade credit profiles to purchase without recourse USG&E’s customer receivables at discounts that range from approximately 0% - 3%. This converts USG&E’s portfolio of individual customer receivables into high quality utility receivables, thereby mitigating any material bad debt expense. USG&E also participates in the CUBS program, which allows its customers to receive one convenient consolidated utility bill that includes USG&E’s invoiced charges. As of January 31, 2017, 53% of USG&E’s RCEs were residential and 47% were commercial.

General Description of the Consolidation

The Consolidation represents the final step in the Company’s Plan of Reorganization that we announced on May 15, 2014. The Consolidation will be accomplished in two stages. The first stage is the Company’s Acquisition of 90.3% of the outstanding shares of USG&E, and the second stage is the Merger of Merger Sub with and into USG&E, with USG&E as the surviving entity. After completion of the Merger, the Remaining USG&E Stockholders, as a result thereof, will cease to be stockholders of USG&E and will instead have the right to become stockholders of the Company. The Consolidation, if effected, will result in USG&E becoming a wholly-owned subsidiary of the Company and the operations of USG&E, as an energy services company, becoming the predominant operations within the group. The consideration tendered by the Company to the stockholders of

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USG&E consists of 32,606,539 newly-issued Common Consideration Shares and $40 million worth of newly-issued Preferred Consideration Shares having the rights, designations, and preferences described under “The Merger Agreement—Description of Company Preferred Stock—7.5% Series A Convertible Preferred Stock” below. The Acquisition and the Merger are each subject to a number of conditions described in detail herein. Assuming the satisfaction or waiver of these conditions, we expect to complete the Acquisition during the second quarter of 2017 and the Merger during the third quarter of 2017. Nevertheless, we cannot predict the precise timing for completion of the Acquisition with certainty. See “The Merger Agreement” beginning on page 56 of this Information Statement and “Risk Factors—The Consolidation may not be completed, which could adversely affect our business operations and stock price and subject us to a number of risks” beginning on page 19 of this Information Statement for further information.

NYSE Stockholder Approval Requirement

Our common stock is listed on the NYSE. We are required to obtain stockholder approval of certain aspects of the transaction described below to ensure compliance with Section 312.03 of the NYSE Rules. The adoption of the Incentive Plan requires stockholder approval under Section 312.03(a). The issuance of the Consideration Shares in the Consolidation requires stockholder approval under Section 312.03(b), which requires stockholder approval prior to the issuance of common stock, or of securities convertible into or exercisable for common stock, in any transaction or series of related transactions, to a director, officer or substantial security holder of the company if the number of shares of common stock to be issued, or if the number of shares of common stock into which the securities may be convertible or exercisable, exceeds either one percent of the number of shares of common stock or one percent of the voting power outstanding before the issuance. MVC holds 32.9% of our Common Stock, making it a substantial security holder under the NYSE Rules, and holds 76.4% of USG&E. MVC will receive 24,921,776 Common Consideration Shares and approximately $30.6 million worth of Preferred Consideration Shares.

The issuance of the Consideration Shares also requires stockholder approval under Section 312.03(c) of the NYSE Rules, which requires stockholder approval prior to the issuance of common stock, or or of securities convertible into or exercisable for common stock, in any transaction or series of related transactions if (1) the common stock has, or will have upon issuance, voting power equal to or in excess of 20 percent of the voting power outstanding before the issuance of such stock or of securities convertible into or exercisable for common stock; or (2) the number of shares of common stock to be issued is, or will be upon issuance, equal to or in excess of 20 percent of the number of shares of common stock outstanding before the issuance of the common stock or of securities convertible into or exercisable for common stock. Assuming conversion of the Preferred Consideration Shares at a price of $3.28 per share, the Consideration Shares will equal approximately 4.3 times the number of shares of Company common stock outstanding immediately prior to the effective time of the Consolidation.

Stockholder Action by Written Consent

On April 24, 2017, the Company stockholders, representing, in the aggregate, approximately 54.7% of the voting power of our issued and outstanding common stock, executed a written consent in lieu of a meeting, authorizing and approving the Merger Agreement, the Consolidation and the issuance of the Consideration Shares, the Restatement, the Reverse Split, and the Incentive Plan.

Accordingly, because majority stockholder approval has already been obtained, no further action by any other stockholder of the Company is required to approve the issuance of the Consideration Shares under the rules of the NYSE Rules. There is no requirement under Delaware law requiring consent of the stockholders of the Company to the Consolidation itself. The approval of the Actions by a majority of our stockholders will become effective on the date that is 20 calendar days after this Information Statement is first sent or given to our stockholders.

Background of the Consolidation

The following chronology summarizes the key meetings and events among representatives of the Company, MVC and USG&E and certain of their advisors during the period leading to the signing of the Merger Agreement. The following chronology does not purport to describe every interaction among representatives of the Company, MVC or USG&E or any of their advisors, as the case may be.

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The Company’s Board, together with management, regularly reviews and evaluates the Company’s performance, prospects and long-term strategic plans in light of the Company’s business and the industries in which it invests. These reviews have included periodic consideration of potential strategic transactions to maximize value to shareholders. Commencing in September 2012, management of the Company began to explore various strategic options to maximize shareholder value that could, if effected, result in the acquisition of the Company by another corporation or a change the Company’s structure from a BDC into an operating company. During September 24-27, 2012, and again from October 23-26, 2012, John A. Hardy, the Company’s Chief Executive Officer, met with representatives of The Tokarz Group Advisers, LLC (“TTGA”) an investment adviser registered under the Investment Advisers Act of 1940 and the investment advisor to MVC, to discuss possible alternatives for the Company that could involve MVC or one or more of MVC’s portfolio companies. On October 11, 2012, Mr. Hardy received a letter from MVC offering to acquire all of the shares of the Company in exchange for certain convertible notes of MVC. In a separate letter from MVC to Mr. Hardy on October 11, 2012, MVC also proposed an acquisition by the Company of one of MVC’s portfolio investments engaged in the manufacture of consumer hygiene chemicals. Neither of these proposals from MVC were considered by the Board, nor was any formal due diligence undertaken by the Company in connection therewith.

Over the remainder of 2012 and continuing into April 2016, the Board and Company management continued to examine other possible transformative transactions and structures including, but not limited to, a proposal in November 2012 to convert the Company into a real estate investment trust, and various other transactions involving real estate, oil and gas exploration and development, photovoltaic energy infrastructure development, financial services, and construction materials.

On June 13, 2013, the Board established a special committee comprised of three of its members for the purpose of analyzing and exploring structural and commercial alternatives available to the Company in becoming an operating company not subject to the 1940 Act.

During September 2-5, 2013, Mr. Hardy, together with Mr. des Pallieres, met with representatives of TTGA to discuss possible strategic alternatives involving the Company and MVC or one of its portfolio companies, or a combination of the Company with other portfolio investments managed by TTGA. TTGA thereafter proposed to Mr. Hardy that the Company consider the purchase of USG&E, a portfolio investment of MVC, as a possible transformative transaction for the Company. The Board convened on November 7, 2013 and, among other matters, briefly discussed the TTGA proposal but did not undertake to pursue a transaction or conduct formal due diligence in respect of the same.

During January 12-15, 2014, Mr. Hardy met with representatives of MVC to discuss the possible purchase of USG&E by the Company, as well as other strategic possibilities. On February 14, 2014, Mr. Hardy and representatives of MVC discussed via telephone the possibility of the Company acquiring USG&E. On February 17, 2014, MVC transmitted various documents and information concerning USG&E to Mr. Hardy for his review, which were then forwarded by Mr. Hardy to Mr. Kenneth I. Denos, Secretary and Chief Compliance Officer of the Company, on February 18, 2014.

During March 4-6, 2014, Mr. Hardy met with representatives of MVC to discuss the possible purchase of USG&E by the Company, as well as other strategic possibilities.

At a meeting of the Board convened on March 14, 2014, the Board discussed certain strategic alternatives for the Company, including a controlling acquisition or investment in an oil and gas exploration company, an overseas oil and gas infrastructure investment, the purchase of a portfolio of discounted financial instruments in Europe, as well as the potential of acquiring one or more portfolio companies of MVC, including USG&E.

During March 30 through April 1, 2014, Mr. Hardy met and discussed with representatives of MVC the prospect of the Company adopting a “Plan of Reorganization” within the meaning of Section 2(a)(33) of the 1940 Act, wherein the first step of such reorganization would comprise the acquisition by the Company of 395,839 newly-issued shares of MVC in exchange for 2,112,000 newly-issued shares of the Company (hereafter, the “Share Exchange”), which Share Exchange was based on MVC’s and the Company’s respective net asset values per share. On April 8, 2014, Mr. Hardy transmitted a non-binding draft term sheet to MVC summarizing the Plan of Reorganization and the proposed Share Exchange. On April 15, 2014, Messrs. Hardy and Denos had a conference call with representatives of MVC to discuss the Term Sheet, which was executed by the Company and MVC on April 16, 2014.

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On April 21, 2014, a draft of a Share Exchange Agreement, which was intended to memorialize the Share Exchange, was transmitted by Mr. Denos to MVC and its counsel.

During April 27-30, 2014, Mr. Hardy met with representatives of MVC to discuss the possible Share Exchange with MVC, as well as other strategic possibilities involving USG&E.

The Board convened on April 28, 2014 to review in more detail the alternatives discussed at its previous meeting held on March 14, 2014, including the possible acquisition of USG&E. No formal decision was undertaken by the Board at this meeting concerning these alternatives, but the Board authorized Mr. Hardy to engage an investment banking firm to assist and advise the Company in respect of a potential transaction.

On April 29, 2014, Mr. Hardy discussed with JMP Securities, LLC, an investment banking and advisory firm (“JMP’) the possible engagement of JMP by the Company. A formal engagement with JMP was entered into by the Company, effective May 1, 2014.

On May 12, 2014, the Board convened and, among other matters, reviewed and discussed the Plan of Reorganization and Share Exchange.

Also on May 12, 2014, JMP delivered to Messrs. Hardy and Denos its draft fairness opinion and Board presentation regarding the Share Exchange. Mr. Denos then transmitted these materials to the Board, in addition to a draft of the Share Exchange Agreement and a memorandum concerning the Plan of Reorganization and Share Exchange.

On May 13, 2014, the Board convened with JMP present, wherein JMP gave its presentation regarding the Share Exchange. The Board then reviewed, discussed, and adopted the proposed Plan of Reorganization and approved the Share Exchange Agreement.

On May 14, 2014, the Share Exchange Agreement was executed by both MVC and the Company.

On May 15, 2014, the Company issued a press release and filed a Current Report with the SEC on Form 8-K announcing the Plan of Reorganization and the Share Exchange.

During June 15-24, 2014, Mr. Hardy met with representatives of MVC to discuss the Plan of Reorganization and the Share Exchange.

On June 24, 2014, the Board convened and discussed, among other matters, the Plan of Reorganization and the possible Consolidation of the Company (as such term is defined in the Plan of Reorganization) with USG&E or other portfolio companies managed by TTGA.

On August 11, 2014, the Board convened and discussed, among other matters, the Plan of Reorganization and the possible Consolidation of the company with USG&E or other portfolio companies managed by TTGA.

During August 21-24, 2014, Mr. Hardy met with representatives of MVC to discuss the Plan of Reorganization and the possible Consolidation of the Company with USG&E.

During September 7-11, 2014, Mr. Hardy met with representatives of MVC to discuss the Plan of Reorganization and the possible Consolidation of the Company with USG&E.

On October 1, 2014, Mr. Tokarz, the Chief Executive Officer of TTGA and MVC, transmitted financial and other information concerning USG&E to Mr. Hardy.

On November 3, 2014, certain members of the Board had a conference call with Mr. Tokarz to discuss a proposed Consolidation of the Company with USG&E or other portfolio companies managed by TTGA.

During November 7-12, 2014, Mr. Hardy met with representatives of MVC to discuss the Plan of Reorganization and the possible Consolidation of the Company with USG&E.

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On November 7, 2014, the Board convened and discussed, among other matters, the Plan of Reorganization and the possible Consolidation of the Company with USG&E or other portfolio companies managed by TTGA.

During January 19-23, 2015, Mr. Hardy met with representatives of MVC and USG&E to discuss the possible Consolidation of the Company with USG&E.

On March 12, 2015, the Chairman of USG&E transmitted certain financial information concerning USG&E to Mr. Hardy.

On March 13, 2015, the Chairman of USG&E transmitted certain financial information concerning USG&E to Mr. Hardy.

During March 17-19, 2015, Mr. Hardy met with representatives of MVC and USG&E to discuss the possible Consolidation of the Company with USG&E.

On March 19, 2015, the Chairman of USG&E transmitted certain financial and business information concerning USG&E to Mr. Hardy.

On March 12, 2015, the Board convened and discussed, among other matters, the Plan of Reorganization and the possible Consolidation of the Company with USG&E.

On March 27, 2015, USG&E representatives provided Mr. Hardy access to a virtual data room to review information concerning USG&E.

During April 29 through May 1, 2015, Mr. Hardy met with representatives of MVC and USG&E to discuss the possible Consolidation of the Company with USG&E and other portfolio companies managed by TTGA.

On May 14, 2015, the Board convened and discussed, among other matters, the possible Consolidation of the Company with USG&E or other portfolio companies managed by TTGA.

During May 28-29, 2015, Mr. Hardy met with representatives of MVC and USG&E to discuss the possible Consolidation of the Company with USG&E.

During June 10-12, 2015, Mr. Hardy met with representatives of MVC and USG&E to discuss the possible Consolidation of the Company with USG&E and other portfolio companies managed by TTGA.

During July 6-7, 2015, Mr. Hardy met with representatives of MVC and USG&E to discuss the possible Consolidation of the Company with USG&E.

On August 5, 2015, the Board convened and discussed, among other matters, the possible Consolidation of the Company with USG&E and other portfolio companies managed by TTGA.

During September 22-23, 2015, Mr. Hardy met with representatives of MVC and USG&E to discuss the possible Consolidation of the Company with USG&E.

During October 11-14, 2015, Mr. Hardy met with representatives of MVC and USG&E to discuss the possible Consolidation of the Company with USG&E and other portfolio companies managed by TTGA.

During October 24-28, 2015, Mr. Hardy met with representatives of MVC and USG&E to discuss the possible Consolidation of the Company with USG&E and other portfolio companies managed by TTGA.

On February 17, 2016, Mr. Hardy transmitted to Mr. Tokarz a draft non-binding letter of intent regarding the proposed acquisition of USG&E by the Company (“Letter of Intent”).

On March 7, 2016, Mr. Hardy discussed the Letter of Intent with Mr. Tokarz.

On March 11, 2016, the Board convened and discussed, among other matters, the possible Consolidation of the Company with USG&E and the Letter of Intent.

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On March 18, 2016, the Company and USG&E entered into the Letter of Intent.

On May 5, 2016, Mr. Hardy provided the Board an update via email concerning the possible Consolidation of the Company with USG&E.

On May 6, 2016, the Board convened and discussed, among other matters, the possible Consolidation of the Company with USG&E.

n May 20, 2016, the Chairman of USG&E transmitted additional information concerning USG&E to Mr. Hardy.

On June 1, 2016, the Chairman of USG&E transmitted a draft merger agreement and additional information concerning USG&E to Mr. Hardy.

During June 2-3, 2016, Mr. Hardy met with representatives of MVC and USG&E to discuss the possible Consolidation of the Company with USG&E.

During June 13-14, 2016, Mr. Hardy met with representatives of MVC and USG&E to discuss the possible Consolidation of the Company with USG&E and other portfolio companies managed by TTGA.

On June 13, 2016, the Board convened and discussed, among other matters, the possible Consolidation of the Company with USG&E.

On June 15, 2016, the Letter of Intent expired by its terms.

During August 3-5, 2016, Mr. Hardy met with representatives of MVC and USG&E to discuss the possible Consolidation of the Company with USG&E.

On August 4, 2016, the Board convened and discussed, among other matters, the Plan of Reorganization and the possible Consolidation of the Company with USG&E.

On September 28 through October 5, 2016, Mr. Hardy met with representatives of USG&E and MVC to discuss the possible Consolidation.

On September 27, 2016, the Chairman of USG&E transmitted certain financial information concerning USG&E to Mr. Hardy.

On September 29, 2016, USG&E provided Mr. Hardy access to a virtual data room containing financial, legal, and commercial information concerning USG&E.

On October 26, 2016, Mr. Hardy transmitted a list of due diligence questions concerning USG&E to financial advisors of USG&E.

On October 28, 2016, the Company retained the law firm of Orrick Herrington & Sutcliffe LLP (“Orrick”) to represent it in connection with the Consolidation.

On November 8, 2016, the Board convened and discussed, among other matters, the Plan of Reorganization and the possible Consolidation of the Company with USG&E.

Beginning in early November 2016, Company management reached out to Jefferies and other institutions to act as a potential financial advisor to the Company in connection with the delivery of an opinion as to the fairness, from a financial point of view, of the aggregate consideration to be paid by the Company pursuant to the Consolidation.

On November 16, 2016, Messrs. Hardy and Denos had a conference call with representatives of Jefferies to discuss the Consolidation, following which Mr. Hardy transmitted various financial and commercial information to such representatives.

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Beginning on November 17, 2016 and continuing each business day until February 1, 2017, Company management, representatives of MVC and USG&E, and certain advisors to the Company and USG&E held a conference call to discuss the status of the Consolidation and various collateral issues affecting the same.

On November 30, 2016, the Company engaged BDO Transaction Advisory Services (“BDO Advisory”) to assist the Company in evaluating financial information concerning USG&E.

On December 16, 2016, Company management and representatives of BDO USA LLP, independent auditors of the Company (“BDO Audit”), and representatives of BDO Advisory participated in a conference call with the USG&E Chief Financial Officer, representatives of Marcum LLP, independent auditors of USG&E (“Marcum”), and other advisors of USG&E, to discuss various accounting and financial matters in respect of USG&E.

During December 19-21, 2016, Mr. Hardy met with representatives of USG&E and MVC to discuss the Consolidation, including various terms and conditions thereof.

On December 20, 2016, an initial draft of the Merger Agreement was transmitted by Orrick to Locke Lord LLP, counsel to USG&E (“Locke Lord”).

On December 21, 2016, Company management, representatives of BDO Audit, and representatives of BDO Advisory participated in a conference call with the USG&E Chief Financial Officer, representatives of Marcum, and other advisors of USG&E, to discuss various accounting and financial matters in respect of USG&E.

On January 3, 2017, representatives of BDO Advisory met with representatives of the Florida office of Marcum to discuss the proposed Consolidation and financial due diligence information concerning USG&E.

On January 6, 2017, the Secretary of the Company received written consents from holders of a majority of the Company’s voting shares authorizing the Board to withdraw its election to be classified as a BDC under the 1940 Act. The Secretary then filed a Notice and Preliminary Information Statement on Schedule 14C, and a Current Report on Form 8-K, disclosing the nature of the action taken.

Also on January 6, 2017, the Board convened via teleconference and formed a Transaction Committee consisting of three of its members (“Transaction Committee”), to evaluate the possible Consolidation of the Company with USG&E, provide guidance to Mr. Hardy regarding the terms and condition of the Consolidation, and report to the full Board concerning developments in connection therewith. At the meeting, the Board discussed its fiduciary duties and the proper discharge thereof under Delaware law regarding the possible Consolidation.

On January 17, 2017, the Transaction Committee convened at the offices of the Company in Houston, Texas to review and discuss a draft of the Merger Agreement and met with Orrick to discuss various issues in connection with the Consolidation including, among other items, the role and fiduciary duties of the Transaction Committee and the Board in reviewing and approving the Consolidation, the proposed transaction structure, terms, conditions, undertakings, disclosures, expected timing, and potential benefits to the Company’s stockholders. The Transaction Committee also met with the Company’s internal accounting staff and a consultant to discuss financial reporting obligations and requirements in connection with the Consolidation.

During January 15-18, 2017, Mr. Hardy met with representatives of USG&E and MVC to discuss the Consolidation, as well as to review the Merger Agreement and various provisions thereof.

On January 18, 2018, the Company filed a Definitive Information Statement on Schedule 14C regarding the authorization given to the Board by the shareholders of the Company to withdraw the Company’s election to be classified as a BDC.

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On January 20, 2017, the Transaction Committee had a conference call with Mr. Hardy to provide guidance and direction regarding material terms and conditions of the Merger Agreement and the Consolidation.

On January 25, 2017, the Transaction Committee convened at the offices of the Company in Houston, Texas and met with Orrick to continue to review and discuss the terms of the Merger Agreement and the Consolidation. Subsequent to this meeting, the Transaction Committee held another conference call with Mr. Hardy to provide guidance and direction regarding material terms and conditions of the Merger Agreement and the Consolidation.

Beginning on February 3, 2017 and continuing twice per week until April 14, 2017, Company management, representatives of MVC and USG&E, and legal and financial advisors to USG&E and legal advisors to the Company, held a conference call to discuss the status of the Consolidation and various collateral issues affecting the same.

On February 6, 2017, the Board convened via teleconference and discussed various matters relating to the Consolidation as presented by the Transaction Committee and Mr. Hardy.

On February 13, 2017, the Transaction Committee held a meeting via telephone with representatives of Jefferies to discuss, among other matters, the structure and commercial terms of the Consolidation, the consideration that was intended to be provided to the USG&E stockholders by the Company, and the status of Jefferies’ review and financial analyses with respect to USG&E and the proposed Consideration Shares.

On February 16, 2017, representatives of the Company and Orrick held a call with American Stock Transfer & Trust, LLC (“AST”) to discuss the appointment of AST as the Exchange Agent in connection with the Consolidation.

On February 17, 2017, the Company engaged Jefferies to act as financial advisor to the Company in connection with the delivery of an opinion as to the fairness, from a financial point of view, of the aggregate consideration to be paid by the Company in the Consolidation.

On February 23, 2017, representatives of the Company held a call with BDO Advisory regarding an analysis performed by BDO Advisory in respect of USG&E’s hedging activities.

During February 26 through March 4, Mr. Hardy met with representatives of USG&E and MVC to discuss the Consolidation, as well as to review the Merger Agreement and various provisions thereof.

On February 27, 2017, representatives of the Company and Orrick held a call with representatives of USG&E and its legal counsel to discuss certain regulatory and compliance matters affecting USG&E’s business in the various states in which USG&E operates.

On March 2, 2017, the Board convened its regular quarterly meeting and discussed, among other matters, the status of the Consolidation and the principal items affecting the execution of definitive agreements in connection with the Consolidation, as well as completion of the Company’s due diligence review and analysis of USG&E.

On March 7, 2017, the Transaction Committee held a meeting via telephone with representatives of Jefferies to discuss, among other matters, the status of the agreements and negotiations relating to the Consolidation, the status of Jefferies’ review and financial analyses with respect to USG&E and the proposed Consideration Shares and the expected timing for completion of negotiations and for the approval process for the Consolidation by the Board.

On March 13, 2017, the Board convened to discuss, among other matters, the Consolidation and the status thereof. The Transaction Committee gave a progress report to the Board concerning various components of the Acquisition, the Merger, and negotiations relating thereto. At the meeting, the Board again discussed its fiduciary duties and the proper discharge thereof under Delaware law regarding the possible Consolidation.

During the month of March 2017, Company management and members of the Transaction Committee, in negotiations with USG&E and its representatives, concluded a deemed value of $3.28 per share in determining the number of Common Consideration Shares and the terms of the Preferred Consideration Shares to be issued in connection with the Consolidation, which was  based on a number of criteria, including a multiple of USG&E’s adjusted EBITDA for the year ended December 31, 2016, and resulted in a premium to the then-current trading price of the Company’s common stock.  See “How USG&E Evaluates its Operations” on page 83 below for a tabular comparison of adjusted EBITDA over each of three years ended December 31, 2016, 2015, and 2014.

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On March 28, 2017, representatives of the Company and Opportune, LLP held a teleconference to discuss various tax matters pertaining to the Consolidation.

On April 4, 2017, representatives of the Company and USG&E held a teleconference to discuss various disclosure items relating to this Information Statement.

On April 6, 2017, representatives of the Company, USG&E, BDO Audit, and Marcum held a teleconference to discuss various accounting and disclosure items concerning the Consolidation and this Information Statement.

During April 17-21, 2017, representatives of the Company met with representatives of USG&E and MVC to discuss the Consolidation, as well as to review and finalize the Merger Agreement and related transaction documents.

On April 18, 2017, the Transaction Committee held a meeting with representatives of Jefferies in attendance. Representatives from Jefferies reviewed with the Transaction Committee its financial analysis of the proposed Consideration Shares that had been distributed to members of the Board on April 15, 2017, and responded to questions from members of the Transaction Committee regarding its financial analysis.

Also on April 18, 2017, members of the Board held a meeting with representatives of Jefferies in attendance. Representatives from Jefferies reviewed with the Board its financial analysis of the proposed Consideration Shares and responded to questions from members of the Board regarding its financial analysis. Jefferies then delivered its opinion to the Board to the effect that, as of April 18, 2017 and based upon and subject to the various assumptions made, procedures followed, matters considered and limitations on the scope of the review undertaken as set forth in its opinion, the Consideration Shares to be paid by the Company pursuant to the Merger Agreement was fair, from a financial point of view, to the Company. See “—Opinion of the Company’s Financial Advisor”.

On April 19, 2017, the Board convened and again discussed its fiduciary duties and the proper discharge thereof under Delaware law regarding the Consolidation. The Board thereafter approved the Merger Agreement and the various transactional items related to the Consolidation.

On April 24, 2017, holders of a majority of the Company’s voting stock approved the Merger Agreement, the issuance of the Consideration Shares, and the remaining Actions.

Also on April 24, 2017, the Company, Merger Sub, and USG&E entered into the Merger Agreement.

Reasons for the Consolidation

In reaching the decision to proceed with the transactions contemplated by the Merger Agreement, including the Consolidation and the issuance of the Consideration Shares, and recommend the issuance of the Consideration Shares for approval by the Company’s stockholders, the Board consulted with our management and its legal and financial advisors, and considered a variety of factors with respect to such transactions, including those matters discussed in “Background of the Consolidation.” As discussed in greater detail below, these consultations included discussions regarding the Company’s strategic business plan, the costs and risks of executing that business plan, its past and current business operations and financial condition, its future prospects, the strategic rationale for the transaction and the terms and conditions of the Merger Agreement.

The following discussion of the information and factors considered by the Board is not exhaustive. In view of the wide variety of factors considered in connection with the Consolidation, the Board did not consider it practical, nor did it attempt, to quantify or otherwise assign relative weight to different factors it considered in reaching its decision. In addition, individual members of the Board may have given different weight to different factors. The Board considered this information as a whole, and overall considered it to be favorable to, and in support of, its determination and recommendations.

Among the material information and factors considered by the Board were the following:

•	USG&E as a Platform for Organizational Growth. The Consolidation could provide the Company with the ability to combine the resources afforded to us as a publicly-traded operating company with USG&E’s core business to capitalize on additional growth and development opportunities, as well as acquisition prospects;
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•	Valuation as an Operating Company. The Consolidation would result in the Company being valued by the investing public based on traditional criteria applicable to operating companies, such as revenue, gross profit, and net earnings, instead of the value of the Company’s portfolio investments;

•	Increased Market Capitalization and Shareholder Base. The Consolidation would increase the aggregate market capitalization of the Company and would also increase the diversity of our shareholder base, which could facilitate greater liquidity for our stockholders;

•	Increased Visibility. Following completion of the Consolidation, the increased size of the Company on a consolidated basis could increase our visibility to market researchers, analysts, industry publications, and trading firms;

•	Reduced Compliance Burden. The conversion of the Company into an operating company instead of a BDC would be expected to reduce compliance costs of the Company as a proportion of the Company’s combined operations;

•	Premium to Trading Price. The number of Consideration Shares issued to the USG&E stockholders at the deemed issue price of $3.28 per share, based on historical market prices, trading volume, volatility and other trading information with respect to our common stock, represents approximately: (i) an estimated 22.2% premium to the closing price of $2.46 per share on April 18, 2017, the trading day prior approval of the Consolidation by our Board, and (ii) a 23.9% premium to the volume-weighted average closing price of $2.41 per share for the 30-day period ended April 21, 2017;

•	Form of Consideration; No Financing Condition. The consideration paid by us in connection with the Consolidation consists solely of the Consideration Shares and will not require us to pay cash to the USG&E stockholders, nor is a financing condition attached to the consummation of the Consolidation;

•	Prospects of Continuing to Operate as a Standalone Entity. Our Board’s assessment of our prospects for substantially increasing stockholder value as a standalone BDC versus proceeding with the Consolidation;

•	Available Alternatives. The possible alternatives to the Consolidation with USG&E that were discussed or considered by the Board during the previous several years, and the desirability and perceived risks of those alternatives, the potential benefits to our stockholders of these alternatives and the timing and the likelihood of completing such alternatives, as well as the likelihood that such alternatives could result in greater value for our stockholders, taking into account risks of execution as well as business, competitive, industry and market risks;

•	Likelihood of Completion. Our Board considered that the Consolidation would likely be completed based on, among other things, the limited number of closing conditions to the Consolidation contained in the Merger Agreement;

•	Ability to Entertain Unsolicited Bid. Our Board considered that we could entertain an unsolicited bona fide acquisition proposal of the Company that the Board concluded in good faith, after consultation with our financial and legal advisors constituted, or would reasonably be expected to lead to, a superior proposal, and our right to terminate the Merger Agreement in order to accept a superior proposal and enter into a definitive agreement which would incur a termination fee of $1.5 million to the Company, which termination fee is considered customary and reasonable and would not unduly inhibit the Board from approving a superior proposal if such were available; and
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•	Opinion of Jefferies. The opinion of Jefferies to our Board, dated April 18, 2017, to the effect that, as of that date and based upon and subject to the various assumptions made, procedures followed, matters considered and limitations on the scope of the review undertaken by Jefferies as set forth in its opinion, the Consideration Shares to be paid by the Company pursuant to the Merger Agreement was fair, from a financial point of view, to the Company.

The Board also considered the potential risks of the Consolidation, including the following:

•	Risk of Non-Completion. Although the Board considered consummation of the Consolidation as likely, the Board also considered the risk that the Consolidation may not be completed as a result of the non-fulfillment of a condition to closing, or the occurrence of an event that would cause a material adverse effect upon the operations or financial condition of either the Company or USG&E that would prevent completion of the Consolidation or otherwise permit the parties thereto to withdraw from or abandon the Consolidation;

•	Risk of Share Price Decline. The possibility that our share price may decline because the investing public may assign lower values to USG&E’s business than the values we have used in negotiating the terms of the Consolidation;

•	Lack of Accretion; Dilution. The possibility that the Consolidation may not be accretive to our existing stockholders and that the issuance of the Consideration Shares will be dilutive to the value of the holdings of our existing stockholders;

•	Risk of Asset Impairment. The possibility that any goodwill or identifiable intangible assets we record due to the Consolidation could become impaired;

•	Opportunity Costs. The foreclosure of other possible transformative transactions for our Company that cannot be pursued because of the limited resources of our management team to investigate or evaluate any such possible transactions; and

•	Potential Conflicts of Interest. The arrangements and possible conflicts of interest in the Consolidation with certain of our stockholders and executive officers.

The Board believed that, overall, the potential benefits of the Consolidation to the Company and its stockholders outweigh the risks considered by the Board.

After considering the factors discussed above, the Board (i) determined that it is advisable, fair to, and in the best interests of the Company and its stockholders to enter into the Merger Agreement, (ii) adopted the Merger Agreement and approved the transactions contemplated thereby, including the Consolidation and the issuance of the Consideration Shares, and (iii) recommended that the stockholders of the Company approve the issuance of the Consideration Shares in connection with the Consolidation.

The Board realized that there can be no assurance about future results, including results considered or expected as described in the factors listed above. It should be noted that this explanation of the Board’s reasoning and all other information presented in this section are forward-looking in nature and, therefore, should be read in light of the factors discussed under the heading “Cautionary Statement Regarding Forward-Looking Statements” on page 18 of this Information Statement.

Opinion of the Company’s Financial Advisor

The Company retained Jefferies to act as the Company’s financial advisor in connection with the delivery of its opinion as to the fairness, from a financial point of view, to the Company of the Consideration Shares to be paid by the Company pursuant to the Merger Agreement. At the meeting of the Board on April 18, 2017, Jefferies rendered its opinion to the Board to the effect that, as of that date and based upon and subject to the various assumptions made, procedures followed, matters considered and limitations on the scope of the review undertaken as set forth in its opinion, the Consideration Shares to be paid by the Company pursuant to the Merger Agreement was fair, from a financial point of view, to the Company.

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The full text of the written opinion of Jefferies, dated as of April 18, 2017, is attached hereto as Annex B. Jefferies’ opinion sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations on the scope of the review undertaken by Jefferies in rendering its opinion. The Company encourages you to read Jefferies’ opinion carefully and in its entirety. Jefferies’ opinion was directed to the Board and addresses only the fairness, from a financial point of view, of the Consideration Shares to be paid by the Company pursuant to the Merger Agreement as of the date of the opinion. It does not address any other aspects of the Acquisition or the Merger and does not constitute a recommendation as to how any holder of common stock should act with respect to the Acquisition, the Merger or any matter related thereto. The summary of the opinion of Jefferies set forth below is qualified in its entirety by reference to the full text of the opinion.

In arriving at its opinion, Jefferies, among other things:

•	reviewed a draft dated April 14, 2017 of the Merger Agreement, including a draft dated April 14, 2017 of the Certificate of Designation with respect to the Company’s Preferred Consideration Shares;

•	reviewed certain publicly available financial and other information about the Company;

•	reviewed certain publicly available financial and other information about USG&E;

•	reviewed certain information furnished to Jefferies by the Company’s management relating to the business, operations and prospects of the Company, including net asset value information and analyses;

•	reviewed certain information furnished to Jefferies by USG&E’s management and MVC’s management, respectively, relating to the business, operations and prospects of USG&E, including financial forecasts and analyses prepared by USG&E’s management, as such financial forecasts have been adjusted and approved for Jefferies’ use by the Company’s management, and fair value information and analyses relating to USG&E prepared by MVC’s management and approved for Jefferies’ use by the Company’s management;

•	held discussions with members of senior management of the Company concerning the matters described in the second through fifth bullet points above;

•	held discussions with members of senior management of USG&E concerning the matters described in the third through fifth bullet points above;

•	reviewed the share trading price history for the Company and the share trading price history and valuation multiples of certain publicly traded companies that Jefferies deemed relevant;

•	compared the proposed financial terms of the Consolidation with the financial terms of certain other transactions that Jefferies deemed relevant; and

•	conducted such other financial studies, analyses and investigations as Jefferies deemed appropriate.

In Jefferies’ review and analysis and in rendering its opinion, Jefferies assumed and relied upon, but did not assume any responsibility to independently investigate or verify, the accuracy and completeness of all financial and other information that was supplied or otherwise made available by the Company, MVC or USG&E or that was publicly available to Jefferies (including, without limitation, the information described above), or that was otherwise reviewed by Jefferies. Jefferies relied on assurances of the management of the Company that it was not aware of any facts or circumstances that would make such information inaccurate or misleading. In its review, Jefferies did not obtain any independent evaluation or appraisal of any of the assets or liabilities (contingent, off-balance sheet or otherwise) of, and did not conduct a physical inspection of any of the properties or facilities of the Company, USG&E or any other entity, and, other than the net asset and fair value information relating to the Company and USG&E referred to above, Jefferies was not furnished with, and did not assume any responsibility to obtain, any such evaluations, appraisals or physical inspections.

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Jefferies did not receive any financial forecasts related to the Company. With respect to the financial forecasts provided to and examined by Jefferies relating to USG&E prepared by USG&E’s management, and such financial forecasts as adjusted and approved for Jefferies’ use by the Company’s management, Jefferies’ opinion noted that projecting future results of any company is inherently subject to uncertainty. Jefferies assumed that such financial forecasts were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the managements of USG&E and the Company, respectively, as to the future financial performance of USG&E. At the Company’s direction, in Jefferies’ review and analysis and in rendering its opinion, Jefferies relied upon the financial forecasts for USG&E as adjusted and approved for its use by the Company’s management. Jefferies expressed no opinion as to any such financial forecasts or the assumptions on which they were made. Jefferies’ opinion was based on economic, monetary, regulatory, market and other conditions existing and which could be evaluated as of the date of its opinion. Jefferies expressly disclaimed any undertaking or obligation to advise any person of any change in any fact or matter affecting Jefferies’ opinion of which Jefferies became aware after the date of its opinion.

Jefferies made no independent investigation of any legal, regulatory, accounting or tax matters affecting the Company, USG&E or the Consolidation, and Jefferies assumed the correctness in all respects material to Jefferies’ analysis of all legal, regulatory, accounting and tax advice given to the Company and the Board, including, without limitation, advice as to the legal, regulatory, accounting and tax consequences of the terms of, and transactions contemplated by, the Merger Agreement. In addition, in preparing its opinion, Jefferies did not take into account any tax consequences of the Acquisition or the Merger to the Company, any holder of capital stock of the Company or USG&E. The Company advised Jefferies that the Consolidation would qualify as a tax-free reorganization for federal income tax purposes. Jefferies assumed that the final form of the Merger Agreement and the Certificate of Designation with respect to the Company’s Preferred Consideration Shares would be substantially similar to the last draft reviewed by it. Jefferies also assumed that in the course of obtaining the necessary regulatory or third party approvals, consents and releases for the Consolidation, no delay, limitation, restriction or condition would be imposed that would have an adverse effect on the Company, USG&E or the contemplated benefits of the Consolidation.

In addition, Jefferies was not requested to and did not provide advice concerning the structure, the specific amount of the Consideration Shares, or any other aspects of the Consolidation, or to provide services other than the delivery of its opinion. Jefferies was not authorized to and did not solicit any expressions of interest from any other parties with respect to the sale of all or any part of the Company or any other alternative transaction. Jefferies did not participate in negotiations with respect to the terms of the Consolidation and related transactions. Consequently, Jefferies assumed that such terms were the most beneficial terms from the Company’s perspective that could under the circumstances be negotiated among the parties to such transactions, and no opinion was expressed whether any alternative transaction might result in consideration more favorable to the Company or the Company’s stockholders than that contemplated by the Merger Agreement.

Jefferies opinion was for the use and benefit of the Board in its consideration of the Consolidation, and did not address the relative merits of the transactions contemplated by the Merger Agreement as compared to any alternative transaction or opportunity that might be available to the Company, nor did it address the underlying business decision by the Company to engage in the Consolidation or the terms of the Merger Agreement or the documents referred to therein. Jefferies’ opinion addressed the fairness, from a financial point of view, to the Company of the Consideration Shares to be paid by the Company pursuant to the Merger Agreement and did not address the fairness, from a financial point of view, to the Company of the shares to be issued in connection with either the Initial Closing or the Merger, taken individually. Jefferies’ opinion did not constitute a recommendation as to how any stockholder should vote or act in connection with the Consolidation or any matter related thereto. In addition, Jefferies was not asked to address, and its opinion did not address, the fairness to, or any other consideration of, the holders of any class of securities, creditors or other constituencies of the Company or any other party to the Consolidation. Jefferies expressed no opinion as to the actual value of common stock or Series A preferred stock when issued in the Consolidation or the price at which shares of common stock or Series A preferred stock will trade at any time. Furthermore, Jefferies did not express any view or opinion as to the fairness, financial or otherwise, of the amount or nature of any compensation to be received by any officers, directors or employees of any party to the Consolidation, or any class of such persons, in connection with the Consolidation relative to the Consideration Shares or otherwise. Jefferies’ opinion was authorized by the Fairness Committee of Jefferies.

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In preparing its opinion, Jefferies performed a variety of financial and comparative analyses. The preparation of a fairness opinion is a complex process involving various determinations as to the most appropriate and relevant quantitative and qualitative methods of financial analysis and the applications of those methods to the particular circumstances and, therefore, is not necessarily susceptible to partial analysis or summary description. Jefferies believes that its analyses must be considered as a whole. Considering any portion of Jefferies’ analyses or the factors considered by Jefferies, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying the conclusion expressed in Jefferies’ opinion. In addition, Jefferies may have given various analyses more or less weight than other analyses, and may have deemed various assumptions more or less probable than other assumptions, so that implied reference ranges resulting from any particular analysis described below should not be taken to be Jefferies’ view of the actual value of the Company or USG&E. Accordingly, the conclusions reached by Jefferies are based on all analyses and factors taken as a whole and also on the application of Jefferies’ own experience and judgment.

In performing its analyses, Jefferies made numerous assumptions with respect to industry performance, general business, economic, monetary, regulatory, market and other conditions and other matters, many of which are beyond the Company’s and Jefferies’ control. The analyses performed by Jefferies are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by such analyses. In addition, analyses relating to the per share value do not purport to be appraisals or to reflect the prices at which Common Consideration Shares or Preferred Consideration Shares may actually be sold. The analyses performed were prepared solely as part of Jefferies’ analysis of the fairness, from a financial point of view, to the Company of the Consideration Shares to be paid by the Company pursuant to the Merger Agreement, and were provided to the Board in connection with the delivery of Jefferies’ opinion.

The following is a summary of the material financial analyses performed by Jefferies in connection with Jefferies’ delivery of its opinion and presented to the Board at its meeting on April 18, 2017. The financial analyses summarized below include information presented in tabular format. In order to understand fully Jefferies’ financial analyses, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Considering the data described below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Jefferies’ financial analyses. The number of Consideration Shares to be paid by the Company in the analyses summarized below are before giving effect to the proposed Reverse Split.

Transaction Overview. Based on the approximately 32.6 million Common Consideration Shares and 399,994 Preferred Consideration Shares to be issued to stockholders of USG&E in the Consolidation, and the aggregate liquidation preference of Preferred Consideration Stock of approximately $40 million, Jefferies noted that the Consolidation Shares represented an implied value (rounded to the nearest million dollar increment) of approximately:

•	$120.2 million, based on the closing price per share of Company common stock of $2.46 on April 13, 2017, referred to below as the “Market Value Aggregate Consideration”;

•	$143.0 million, based on the Company’s diluted net asset value per share of $3.16 as provided by the Company’s management, referred to below as the “Net Asset Value Aggregate Consideration”; and

•	$146.9 million, based on the deemed value per share of Company common stock of $3.28 provided by Company management, referred to below as the “Deemed Value Aggregate Consideration”.

Selected Companies Analysis. Jefferies reviewed publicly available financial and stock market information of the following three selected public companies that Jefferies in its professional judgment considered generally relevant to USG&E for purposes of its financial analyses, which are referred to herein as the Selected Companies, and compared such information with similar financial data of USG&E provided by the Company’s management to Jefferies:

•	Crius Energy Trust

•	Just Energy Group Inc.; and

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•	Spark Energy, Inc.

In its analysis, Jefferies derived multiples for the Selected Companies, calculated as the enterprise value, calculated as fully-diluted equity value based on the closing stock price on April 13, 2017, plus total debt, preferred stock and non-controlling interests (as applicable), less cash and cash equivalents, divided by estimated earnings before interest, taxes, depreciation and amortization, and, where applicable, excluding stock-based compensation and non-recurring items, or Adjusted EBITDA, for calendar year 2017, which is referred to below as “Enterprise Value/2017E Adjusted EBITDA”, and for calendar year 2018, which is referred to below as “Enterprise Value/2018E Adjusted EBITDA”. For the Selected Companies, where applicable, Jefferies adjusted fiscal years to calendar years.

This analysis indicated the following:

Selected Companies Multiples

Benchmark	High	Low	Mean	Median
Enterprise Value/2017E Adjusted EBITDA	7.9x	5.0x	6.4x	6.4x
Enterprise Value/2018E Adjusted EBITDA	7.4x	4.7x	6.1x	6.2x

Using the reference ranges for the benchmarks set forth below and USG&E’s estimated Adjusted EBITDA for calendar years 2017 and 2018 provided by the Company’s management, Jefferies determined implied enterprise values for USG&E, then subtracted total debt and reserves for litigation, taxes and other contingencies provided by the Company’s management, and added cash and cash equivalents to determine implied equity values for USG&E. This analysis indicated the ranges of implied equity values for USG&E set forth opposite the relevant benchmarks below (values were rounded to the nearest five million dollar increment), compared, in each case, to the Market Value Aggregate Consideration of approximately $120.2 million, the Net Asset Value Aggregate Consideration of approximately $143.0 million, and the Deemed Value Aggregate Consideration of approximately $146.9 million:

Benchmark	Reference Range	Implied Equity Value Range ($ million)
Enterprise Value/2017E Adjusted EBITDA	5.0x - 7.0x	$155 - $230
Enterprise Value/2018E Adjusted EBITDA	4.5x - 6.5x	$155 - $240

None of the Selected Companies is identical to USG&E. In evaluating the selected companies, Jefferies made numerous judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the Company’s, USG&E’s and Jefferies’ control. Mathematical analysis, such as determining the median, is not in itself a meaningful method of using the selected companies’ data.

Selected Transactions Analysis. Using publicly available information, Jefferies reviewed financial data to the extent available relating to five selected transactions listed below that Jefferies in its professional judgment considered generally relevant as transactions involving target companies in the retail energy industry, which are referred to herein as the Selected Transactions. The Selected Transactions, and the month and year each was announced, were as follows:

Month and Year Announced	Target	Acquiror
May 2016	Major Energy (operating subsidiaries)	Spark Energy, Inc. and National Gas & Electric, LLC
July 2015	Champion Energy Services, LLC	Calpine Corporation
July 2013	Hess Corporation (energy marketing business)	Direct Energy Business, LLC
April 2010	Hudson Parent Holdings, LLC and Hudson Energy Corp.	Just Energy (U.S.) Corp.
April 2009	Universal Energy Group Ltd.	Just Energy Income Fund and Just Energy Exchange Corp.
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In its analysis, Jefferies derived multiples for each of the Selected Transactions, calculated as the publicly reported purchase price paid for the target company or business, divided by each target company’s or business’ publicly reported last twelve months Adjusted EBITDA, which is referred to below as “LTM Adjusted EBITDA”, prior to announcement of the transaction.

This analysis indicated the following:

Selected Transactions Multiples

Benchmark	High	Low	Mean	Median
LTM Adjusted EBITDA	6.2x	3.7x	4.6x	4.4x

Using the reference ranges for the benchmarks set forth below and USG&E’s LTM Adjusted EBITDA provided by the Company’s management, Jefferies determined implied enterprise values for USG&E, then subtracted total debt and reserves for litigation, taxes and other contingencies provided by the Company’s management and added cash and cash equivalents to determine implied equity values for USG&E. This analysis indicated the range of implied equity values for USG&E set forth below (values were rounded to the nearest five million dollar increment), compared to the Market Value Aggregate Consideration of approximately $120.2 million, the Net Asset Value Aggregate Consideration of approximately $143.0 million, and the Deemed Value Aggregate Consideration of approximately $146.9 million:

Benchmark	Reference Range	Implied Equity Value Range ($ million)
LTM Adjusted EBITDA	3.5x - 5.5x	$95.0 - $170.0

No transaction selected by Jefferies for its analysis is identical to the Consolidation. In evaluating the Consolidation, Jefferies made numerous judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the Company’s, USG&E’s and Jefferies’ control.

Discounted Cash Flow Analysis. Jefferies performed a discounted cash flow analysis to estimate the present value of USG&E’s unlevered free cash flows, defined as Adjusted EBITDA less depreciation, less taxes, plus depreciation, less capital expenditures, and less changes in working capital, through the fiscal year ending 2021 using financial forecasts provided by the Company’s management. The implied terminal value of USG&E was calculated by applying to USG&E’s calendar year ending December 31, 2021 estimated EBITDA provided by the Company’s management a range of multiples of 5.0x to 7.0x. The present values of the cash flows and terminal value were then calculated using a range of discount rates ranging from 10.1% to 14.1%, which were based on the estimated weighted average cost of capital for USG&E. Jefferies determined implied enterprise values for USG&E, then subtracted total debt and reserves for litigation, taxes and other contingencies provided by the Company’s management and added cash and cash equivalents to determine implied equity values for USG&E. This analysis indicated a range of implied equity values for USG&E (rounded to the nearest five million dollar increment) of $220 million to $305 million, compared to the Market Value Aggregate Consideration of approximately $120.2 million, the Net Asset Value Aggregate Consideration of approximately $143.0 million, and the Deemed Value Aggregate Consideration of approximately $146.9 million.

Preferred Consideration Shares Analysis. Jefferies performed a theoretical analysis of the Preferred Consideration Shares using a Black Scholes valuation methodology. Based on the closing price per share of Company common stock of $2.46 on April 13, 2017, certain terms of the Preferred Consideration Shares (including the annual dividend of the Preferred Consideration Shares of 7.5% per annum, the initial price of $3.28 per Preferred Consideration Share, the threshold appreciation price of $4.10 per Preferred Consideration Share and the Mandatory conversion date), assumed credit spreads for Equus ranging from LIBOR plus 9% to LIBOR plus 13%, assumed volatility of Company common stock of 30%, assumed stock borrowing costs of 1% per annum, and an assumed 5-year US dollar swap rate of approximately 2%, this analysis indicated a range of implied values for the Preferred Consideration Shares of approximately $32.4 million to $36.2 million, compared to the aggregate liquidation preference of the Preferred Consideration Shares of approximately $40 million. This analysis assumed that the

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Preferred Consideration Shares can be hedged and assumed no liquidity discount, and did not represent an opinion as to the actual value of Series A preferred stock when issued in the Consolidation or the price at which shares of Series A preferred stock will trade at any time.

General

Jefferies’ opinion was one of many factors taken into consideration by the Board in making its determination to approve the Consolidation and should not be considered determinative of the view of the Board or Company management with respect to the Consolidation or the consideration thereunder.

Jefferies was selected by the Board based on Jefferies’ qualifications, expertise and reputation. Jefferies is an internationally recognized investment banking and advisory firm. Jefferies, as part of its investment banking business, is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements, financial restructurings and other financial services.

In February 2017, Jefferies was engaged by the Company to act as its financial advisor in connection with the delivery of its opinion. In the two years prior to the date of its opinion, Jefferies did not provide financial advisory or financing services to the Company, MVC or USG&E. For its services, Jefferies will receive a fee of $500,000, which became payable upon delivery of its opinion. Jefferies will also be reimbursed for expenses incurred. The Company has agreed to indemnify Jefferies against liabilities arising out of or in connection with the services rendered and to be rendered by Jefferies under such engagement. In addition, Jefferies maintains a market in the securities of MVC and, in the ordinary course of its business, Jefferies and its affiliates may trade or hold securities of the Company, MVC, USG&E and/or their respective affiliates for its own account and for the accounts of its customers and, accordingly, may at any time hold long or short positions in those securities. In addition, Jefferies may seek to, in the future, provide financial advisory and financing services to the Company, MVC, USG&E and their respective affiliates, for which Jefferies would expect to receive compensation.

Interests of Executive Officers and Directors of the Company in the Consolidation

Other than their continuation of service as an officer or director and continued rights to indemnification, our executive officers and directors do not have any material interests in the Consolidation that are different from, or in addition to, the interests of all stockholders.

Quantification of Payments and Benefits to Executive Officers

There is no compensation payable to any of the Company’s executive officers that is based on or otherwise relates to the Consolidation.

Impact of Stock Issuance on Existing Stockholders

The issuance of the Consideration Shares will dilute the ownership percentage and voting interests of the Company’s existing stockholders. Following consummation of the Consolidation, based on the Company’s capitalization as of April 21, 2017, we estimate that the current USG&E stockholders will, when combined with their existing ownership of the Company, will own approximately 84.4% of the outstanding shares of common stock and voting power of the combined company. Therefore, the ownership and voting interests of the Company’s existing stockholders will be proportionately reduced.

In addition, under the terms of the Merger Agreement, the Company will, among other things, prepare and file with the SEC, as soon as practicable after the Initial Closing, a registration statement on Form S-4 with respect to the issuance of the Consideration Shares to the Remaining USG&E Shareholders and will prepare and file with the SEC, as soon as practicable after the Initial Closing, a registration statement on Form S-3 with respect to the resale of the Consideration Shares issued to the Initial Sellers in connection with the Initial Closing and the shares of the Company’s common stock currently held by MVC.

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U.S. Federal Income Tax Consequences of the Consolidation to the Company and its Stockholders

There are no material U.S. federal income tax consequences to the Company’s existing stockholders that will result from the issuance of the Consideration Shares in connection with the Consolidation.

Anticipated Accounting Treatment

The Consolidation will be accounted for as a reverse acquisition under the acquisition method of accounting. Under the acquisition method of accounting, USG&E will be treated as the accounting acquirer and the Company will be treated as the “acquired” company for financial reporting purposes because, immediately upon completion of the Acquisition, the first stage of the Consolidation, the Initial Sellers will hold a majority of the voting interest of the combined company. Therefore, the consideration paid in connection with the Acquisition, and later the Merger, will be allocated to the Company’s acquired assets and liabilities assumed based on their fair market values. The assets and liabilities and results of operations of the Company will be consolidated into the results of operations of USG&E as of the effective time of the Acquisition. These allocations will be based upon a valuation that has not yet been finalized.

Concurrent with the Consolidation, we will withdraw the Company’s election to be treated as a BDC under the 1940 Act. As an operating company, we will be required to classify our publicly-traded investments in debt and equity securities into three categories: (i) trading securities, (ii) available-for-sale securities or (iii) held-to maturity securities. Publicly-traded securities are classified as trading securities and reported at fair value, with changes in fair value recorded in the “Other Income” section of our Statement of Operations. Private securities, other than our two wholly-owned subsidiaries, Equus Energy and EMDC, will be reported at fair value pursuant to the fair value option for financial assets and financial liabilities available under provisions of GAAP, with changes in fair value also recorded in the “Other Income” section of our Statement of Operations. We will also be required to consolidate the financial presentation and results of operations of Equus Energy and EMDC pursuant to FASB ASC 810, Consolidation, from the date of our withdrawal as a BDC. Other changes to the format of our financial statements included the removal of the “Schedule of Investments” and the “Financial Highlights” sections.

Antitrust Clearance

The transactions contemplated by the Merger Agreement are notifiable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) to the U.S. Antitrust Division of the Department of Justice (the “Antitrust Division”) and the U.S. Federal Trade Commission (the “FTC”). Under the HSR Act and the rules promulgated thereunder by the FTC, certain transactions may not be consummated unless notification has been given and certain information has been furnished to the FTC and the Antitrust Division and certain waiting period requirements have been satisfied. A transaction notifiable under the HSR Act may not be completed until the expiration of a 30-calendar-day waiting period following the filing of appropriate HSR Act notification forms or the early termination of that waiting period. On May 1, 2017, both the Company and MVC (as USG&E’s “ultimate parent” as defined pursuant to the HSR Act) submitted a notification and report form under the HSR Act with the Antitrust Division and the FTC requesting early termination of the waiting period under the HSR Act.

Other Regulatory Approvals and Clearances

In addition to ensuring compliance with the HSR Act, the parties must also receive authorization from the Federal Energy Regulatory Commission with respect to the Acquisition in accordance with Section 203 of the Federal Power Act.

Federal Securities Law Consequences

At the Initial Closing, to acquire 90.3% of the capital stock of USG&E, the Company will issue 29,627,500 Common Consideration Shares and at least $36.0 million in Preferred Consideration Shares to the Initial Sellers. None of the Consideration Shares issued at the Initial Closing will initially be registered under the Securities Act of 1933 (the “Securities Act”). Instead, the Consideration Shares provided to the Initial Sellers will be issued pursuant to a private placement exemption under Section 4(a)(2) of the Securities Act or other available exemptions. As soon as practicable following the Initial Closing, however, the Company will file a registration

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statement with the SEC on Form S-3 to register the Consideration Shares issued to the Initial Sellers and the shares of the Company’s common stock currently held by MVC. Unless and until this registration statement is declared effective by the SEC, such shares may not be resold by the Initial Sellers or MVC except pursuant to an applicable exemption from registration.

Also, as soon as practicable following the Initial Closing, the Company will file a registration statement on Form S-4 (“S-4 Registration Statement”) to register the Consideration Shares to be issued to the Remaining USG&E Shareholders at the Merger Closing. The Merger Closing, which is conditional upon the effectiveness of the S-4 Registration Statement, will result in the Company issuing up to approximately 3.0 million Common Consideration Shares and up to $4.0 million in Preferred Consideration Shares to the Remaining USG&E Shareholders.

In addition to resale restrictions as may be applicable to the Consideration Shares under the Securities Act, MVC, as the recipient of approximately 76.4% of the Consideration Shares, will also be subject to contractual resale restrictions for a period of one year following the Initial Closing.

NYSE Listing

It is a condition to the closing of the Consolidation that the Common Consideration Shares and the common stock of the Company issuable upon conversion of the Preferred Consideration Shares be approved for listing on the NYSE. As discussed above, the Consideration Shares, although approved for listing, may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements (see “—Federal Securities Law Consequences” above). The Company’s currently outstanding shares of common stock will continue to be traded on the NYSE, although the Company’s ticker symbol will likely change from “EQS” to a symbol more readily identifiable with the Company’s new corporate name.

Directors and Officers

The composition of our Board will change as a result of the Acquisition. MVC, as the controlling shareholder of the Company, will enter into a voting agreement with the Company at the Initial Closing to continue the incumbency of four existing members of our Board for a period of ten months following the Initial Closing. The other existing members of our Board will resign at the Initial Closing. At the Initial Closing, the remaining members of our Board will appoint five new members of the Board as designated by MVC for terms expiring at the annual meeting of our stockholders to be held in 2018. Michael Tokarz, the Chairman of MVC, will serve as Executive Chairman of the Company. Our executive officers are expected to remain in place following the Acquisition and the Merger. Our Board, however, may appoint other or additional persons to serve as officers of the Company at any time.

Expected Timing of the Consolidation

We are working to complete the Consolidation as soon as practicable. We expect to complete the Acquisition, the first stage of the Consolidation, during the second quarter of 2017 and the Merger, the second stage of the Consolidation, during the third quarter of 2017. However, the Acquisition, which must occur prior to the Merger, is subject to a number of conditions, some of which are beyond the control of the Company and USG&E, and we cannot predict the precise timing for completion of the Acquisition with certainty. See “The Merger Agreement” beginning on page 56 of this Information Statement and “Risk Factors—The Consolidation may not be completed, which could adversely affect our business operations and stock price and subject us to a number of risks” beginning on page 19 of this Information Statement for further information.

Appraisal Rights

Holders of our common stock will not be entitled to exercise appraisal or dissenters’ rights under Delaware law in connection with the Consolidation or the issuance of the Consideration Shares pursuant to the Consolidation.

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THE MERGER AGREEMENT

The following discussion sets forth the principal terms of the Merger Agreement, a copy of which is attached as Annex A to this Information Statement and is incorporated by reference herein. The rights and obligations of the parties are governed by the express terms and conditions of the Merger Agreement and not by this discussion, which is summary by nature. This discussion is not complete and is qualified in its entirety by reference to the complete text of the Merger Agreement. You are encouraged to read the Merger Agreement carefully in its entirety, as well as this Information Statement and any documents incorporated by reference herein. The Merger Agreement has been attached as an annex to provide investors and stockholders with information regarding its terms. It is not intended to provide any other factual information about USG&E, the Company or Merger Sub. The representations, warranties and covenants contained in the Merger Agreement were made only for the purposes of the Merger Agreement and as of specified dates, were solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations agreed upon by the contracting parties. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors and shareholders accordingly should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of USG&E, the Company, Merger Sub or any of their respective subsidiaries or affiliates. In addition, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure schedules exchanged among USG&E, the Company and Merger Sub in connection with the execution of the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the parties to the Merger Agreement and the Consolidation contained in, or incorporated by reference into, the Information Statement.

The Consolidation

Generally. The Merger Agreement provides for a two-stage transaction to accomplish the Consolidation. The first stage of the Consolidation consists of the Acquisition, which is the acquisition of 90.3% of the capital stock of USG&E by the Company. The second stage of the Consolidation consists of the Merger, which is the merger of Merger Sub, a wholly-owned subsidiary of the Company and a party to the Merger Agreement, with and into USG&E. USG&E will survive the merger as a wholly-owned subsidiary of the Company and the separate corporate existence of Merger Sub will cease. After the completion of the Merger, the Certificate of Incorporation of Merger Sub in effect immediately prior to the effective time will be the Certificate of Incorporation of the surviving entity. After the completion of the Merger, the officers of USG&E immediately prior to the effective time will be the officers of the surviving entity and the current members of the board of directors of USG&E will remain the members of the board of directors of the surviving entity.

Effective Time; Closing. Unless the parties agree otherwise, the closing of the Acquisition will occur as soon as practicable, but in any event within two business days, following the satisfaction or waiver of the conditions to the Acquisition provided in the Merger Agreement (other than conditions that by their nature are to be satisfied at the closing of the Acquisition, but subject to the satisfaction or waiver of those conditions), or at such other date or time as the parties to the Merger Agreement agree, and will take place at 10:00 a.m. (New York time) on that day and be effective as of that day. The closing of the Merger will occur promptly, but no later than five business days following the effectiveness of the S-4 Registration Statement and will take place at 10:00 a.m. (New York time) on that day.

The effective time of the Merger will be at such time as the parties file with the Secretary of State of Delaware a Certificate of Merger, executed in accordance with the relevant provisions of the DCGL, or at such later date or time as agreed to by the parties to the Merger Agreement and specified in the Certificate of Merger.

For further discussion of the conditions to the Acquisition and the Merger, see “—Conditions to Consummation of the Acquisition” and “—Conditions to Consummation of the Merger “below.

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We are working to complete the Consolidation as soon as practicable. We expect to complete the Acquisition, the first stage of the Consolidation, during the second quarter of 2017 and the Merger, the second stage of the Consolidation, during the third quarter of 2017. However, the Acquisition, which must occur prior to the Merger, is subject to a number of conditions, some of which are beyond the control of the Company and USG&E, and we cannot predict the precise timing for completion of the Acquisition, and thus the Consolidation, with certainty. See “The Merger Agreement” beginning on page 56 of this Information Statement and “Risk Factors—The Consolidation may not be completed, which could adversely affect our business operations and stock price and subject us to a number of risks” beginning on page 19 of this Information Statement for further information.

Conditions to Consummation of the Acquisition

Conditions to Each Party’s Obligation to Consummate the Acquisition. The respective obligations of the Company, Merger Sub, USG&E and the Initial Sellers to consummate the Acquisition are subject to the fulfillment (or written waiver), at or prior to the Initial Closing, of each of the following conditions:

•	there must be no outstanding injunction, writ or order of any nature of a governmental authority of competent jurisdiction prohibiting or enjoining the completion of the Acquisition or the other transactions contemplated by the Merger Agreement;

•	the waiting period applicable to the Acquisition under the HSR Act, if any, must have been terminated or expired;

•	the parties must have received authorization from the Federal Energy Regulatory Commission with respect to the Acquisition in accordance with Section 203 of the Federal Power Act;

•	the Company must have received approval from the NYSE for listing of the Common Consideration Shares, the shares of Company common stock issuable upon conversion of the Preferred Consideration Shares and shares of Company common stock held by MVC prior to enter into the Merger Agreement, and notified the NYSE with respect to the Company’s Reverse Split to be effected following closing of the Acquisition;

•	Macquarie Energy shall have funded at least $10 million in to USG&E pursuant to an amendment to the financing documents between Macquarie Energy, its affiliates and USG&E entered into on or prior to the date of the Merger Agreement;

•	the Company shall have resolved all SEC comments to this Information Statement and twenty days shall have passed since distribution of this Information Statement to the Company’s stockholders;

•	USG&E shall have received, as of the closing of Acquisitions, a legal opinion from Locke Lord LLP confirming the qualification of the transactions contemplated by the Merger Agreement when consummated as a reorganization described in Section 368(a)(1)(B) and/or (a)(2)(E) of the Internal Revenue Code of 1986, as amended (the “Code”), or, if Locke Lord LLP is unable or unwilling to provide such opinion, a legal opinion from a nationally recognized law firm reasonably acceptable to the Company and USG&E and

•	MVC shall have converted its shares of Series I Preferred Stock of USG&E into shares of Series B Preferred Stock of USG&E and subsequently convert such shares into shares of USG&E common stock.

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Conditions to the Obligation of the Company and Merger Sub to Consummate the Acquisition. The obligation of the Company and Merger Sub to consummate the Acquisition are subject to the fulfillment (or written waiver by the Company), at or prior to the Initial Closing, of each of the following conditions:

•	(i) The representations and warranties of USG&E and its selling stockholders set forth in the Merger Agreement (other than the “Fundamental Representations,” as such term is defined below and disregarding any qualifications as to “Material Adverse Effect” or a similar materiality qualification) must be true and correct except for inaccuracies that would not, individually or in the aggregate, constitute a Material Adverse Effect with respect to USG&E, its subsidiaries or its selling stockholders at and as of the closing date of the Acquisition as though made at and as of such date; and (ii) the Fundamental Representations of USG&E and its selling stockholders must be true and correct in all respects at and as of the date of the Merger Agreement and at and as of the closing date of the Acquisition as though made at and as of such date except for inaccuracies that would not, individually or in the aggregate, exceed $100,000; provided, however, that representations and warranties that are made as of a particular date or period must be true and correct (in the manner set forth in clauses (i) or (ii) as applicable) only as of such date or period;

•	USG&E and the Initial Sellers must have complied in all material respects with each covenant required to be performed by them pursuant to the Merger Agreement at or prior the closing of the Acquisition;

•	USG&E must have made all notices and filings, and obtained all consents required to consummate the Acquisition;

•	USG&E must have redeemed its Series L Preferred Stock in full;

•	USG&E and the Initial Sellers must have made all of the deliveries required to be made by them pursuant to the Merger Agreement as of the closing date of the Acquisition; and

•	the Company has reasonably determined in good faith, after consultation with USG&E, and after the delivery of any applicable tax forms, that applicable law does not impose an obligation on the Company to deduct and withhold taxes from any consideration payable to USG&E’s selling stockholders under the Merger Agreement.

For the purposes of the Merger Agreement:

•	“Fundamental Representations” are defined as those representations and warranties made by the parties related to their capacity and authorization to execute the Merger Agreement, that the execution, delivery and performance of the Merger Agreement will not contravene the provisions of their respective corporate organizational documents, and that none of the parties will be liable for brokers’ or finders’ fees of any of the other parties. The “Fundamental Representations” also include representations (i) made by the Initial Sellers that they have good title to the USG&E capital stock being conveyed to the Company and (ii) made by the Initial Sellers and USG&E with respect to the corporate organization and capital stock of USG&E and its subsidiaries; and

•	“Material Adverse Effect” is defined as any event, condition, development, occurrence, change or circumstance that has or could reasonably be expected to have a material adverse effect on the assets, liabilities, business, results of operations or condition (financial or otherwise) of any party and its subsidiaries (taken as a whole) but does not include effects resulting from: (i) any change in the general business or economic conditions relating to the industry or territory in which such party operates, (ii) any natural or international political or social conditions including the outbreak of hostilities or terrorist actions, (iii) any fluctuations in the financial, banking or securities markets, (iv) any adverse change relating to changes in GAAP, (v) any adverse change relating to changes (occurring after the date hereof) in law or (vi) the announcement of the Merger Agreement and the transactions contemplated thereby.

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Conditions to the Obligation of USG&E and the Initial Sellers to Consummate the Acquisition. The obligation of USG&E and the Initial Sellers to consummate the Acquisition are subject to the fulfillment (or written waiver by USG&E or Sellers’ Representative, as applicable), at or prior to the Initial Closing, of each of the following conditions:

•	(i) The representations and warranties of the Company and Merger Sub set forth in the Merger Agreement (other than the Fundamental Representations and disregarding any qualifications as to Material Adverse Effect or a similar materiality qualification) must be true and correct except for inaccuracies that would not, individually or in the aggregate, constitute a Material Adverse Effect with respect to the Company and Merger Sub at and as of the closing date of the Acquisition as though made at and as of such date; and (ii) the Fundamental Representations of the Company and Merger Sub must be true and correct in all respects at and as of the closing date of the Acquisition as though made at and as of such date except for inaccuracies that would not, individually or in the aggregate, exceed $100,000; provided, however, that representations and warranties that are made as of a particular date or period must be true and correct (in the manner set forth in clauses (i) or (ii), as applicable) only as of such date or period;

•	the Company and Merger Sub must have complied in all material respects with each covenant required to be performed by them pursuant to the Merger Agreement at or prior the closing of the Acquisition;

•	the Company and Merger Sub must have obtained all consents required to consummate the Acquisition;

•	the Company must have ceased to operate as a BDC under the 1940 Act; and

•	the Company and Merger Sub must have made all required deliveries of documents specified in the Merger Agreement to Buyer and Merger Sub as of the closing date of the Acquisition.

Conditions to Consummation of the Merger. Merger Sub and USG&E may not complete the Merger unless each of the following conditions is satisfied or waived:

•	the Company, USG&E and the Initial Sellers must have consummated the Acquisition;

•	there must be no outstanding injunction, writ, or order of any nature of a competent governmental authority prohibiting or enjoining the completion of the Merger; and

•	the S-4 Registration Statement must have been declared effective by the SEC and must not be subject to a stop order or similar restraining order by the SEC.

Consideration Provided and Effect on Equity Rights of USG&E

Consideration for the Consolidation. At the Initial Closing, to acquire 90.3% of the capital stock of USG&E, which includes Series D Liquidity shares issued by USG&E, the Company will issue 29,627,500 Common Consideration Shares and $36.0 million in Preferred Consideration Shares to the Initial Sellers. At the Merger Closing, the Company will issue approximately 3.0 million Common Consideration Shares (as adjusted for the Reverse Split) and $4.0 million in Preferred Consideration Shares to the Remaining USG&E Shareholders. The aggregate consideration tendered by the Company at the Initial Closing and the Merger Closing to all of the holders of USG&E capital stock will, therefore, consist of 32.6 million Common Consideration Shares and $40.0 million in Preferred Consideration Shares.

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Effective upon the consummation of the Merger:

•	each share of USG&E common stock that remains outstanding and that is not held by the Company will automatically be converted into the right to receive the applicable portion of Common Consideration Shares and Preferred Consideration Shares as set forth in the Merger Agreement;

•	each share of USG&E preferred stock that remains outstanding and that is not held by the Company will automatically be converted into the right to receive the applicable portion of Common Consideration Shares and Preferred Consideration Shares as set forth in the Merger Agreement; and

•	each share of Merger Sub outstanding prior to the merger will automatically be converted into one share of common stock of the surviving entity.

No fractional Common Consideration Shares or Preferred Consideration Shares will be issued in connection with the Acquisition or the Merger. Following the Consolidation, all of issued and outstanding preferred stock of USG&E will be owned and held by the Company as a wholly-owned subsidiary

Dissenting USG&E Shareholders. The Remaining USG&E Shareholders who have submitted a proper demand for payment and appraisal of their shares in accordance with Section 262 of the DGCL will not receive Consideration Shares, but will instead be entitled to have the Delaware Court of Chancery determine the fair value of their shareholding in USG&E.

Other Terms and Conditions of the Merger Agreement

Termination of the Merger Agreement. The Merger Agreement may be terminated prior to the consummation of the Acquisition:

•	by the mutual written consent of the Company, USG&E and the Sellers’ Representative;

•	by either the Company, on the one hand, or USG&E and the “Sellers’ Representative” (on behalf of the selling USG&E stockholders), on the other hand, in the event:

o	there is any applicable law, permanent injunction or other order, ruling or decree issued by a court of competent jurisdiction permanently restraining, making illegal or otherwise prohibiting consummation of (A) the Acquisition or (B) the Merger, and

o	such injunction or order, ruling or decree is or has become final and non-appealable; provided, that the party seeking to terminate the Merger Agreement pursuant to this condition has used its commercially reasonable efforts to have such injunction or other order, ruling or decree vacated or made inapplicable to the transactions contemplated by the Merger Agreement;

•	by USG&E, if:

o	the Company or Merger Sub has breached or failed to perform any of their representations, warranties, covenants or agreements contained in the Merger Agreement, which breach or failure to perform, either individually or in the aggregate, (x) would result in a failure of a condition to the Initial Closing, and (y) cannot be cured on or before the Outside Date (as defined below) or, if curable, is not cured by the Company or Merger Sub within twenty (20) days of receipt by Buyer of written notice of such breach or failure; provided that USG&E and the Initial Sellers may not terminate the Merger Agreement pursuant to this provision if the Initial Sellers or USG&E are then in material breach of any of their representations, warranties, covenants or agreements contained in the Merger Agreement such that the conditions to the Company’s obligation to consummate the Acquisition would not be satisfied; or
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o	the closing of the Acquisition has not occurred on or before four (4) months after the date of the Merger Agreement (the “Outside Date”) provided, that the Sellers’ Representative may not terminate the Merger Agreement pursuant to this condition if the closing is prevented due to the Initial Sellers’ failure to comply in all material respects with their obligations under the Merger Agreement;

o	by MVC, if the board of directors of USG&E or MVC, as applicable, authorizes USG&E or MVC, as applicable, subject to complying with the terms of the Merger Agreement, to enter into definitive transaction documentation providing for a Superior Proposal; and

•	by Company, if:

o	the Board authorizes the Company, subject to complying with the terms of the Merger Agreement, to enter into definitive transaction documentation providing for a Superior Proposal;

o	the Initial Sellers or USG&E have breached or failed to perform any representation, warranty, covenant or agreement contained in the Merger Agreement, which breach or failure to perform, either individually or in the aggregate, (x) would result in a failure of a condition to closing, and (y) cannot be cured on or before the Outside Date or, if curable, is not cured by the Initial Sellers or USG&E, as applicable, within twenty (20) days of receipt by the Initial Sellers of written notice of such breach or failure; provided that the Company may not terminate the Merger Agreement pursuant to this condition if the Company or Merger Sub are then in material breach of any of their representations, warranties, covenants or agreements contained in the Merger Agreement such that the conditions to the Initial Sellers’ obligation to consummate the Acquisition would not be satisfied; or

o	the Acquisition has not closed by the Outside Date; provided, that the Company may not terminate the Merger Agreement pursuant to condition if the Company’s failure to comply in all material respects with its obligations under the Merger Agreement has prevented the consummation of the transactions contemplated by the Merger Agreement.

The Merger Agreement defines a “Superior Proposal” as an unsolicited bona fide written Acquisition Proposal (provided, that for purpose of this definition, the percentages in the definition of Acquisition Proposal will be read as fifty percent (50%) rather than five percent (5%)) made by a third party for a transaction that is on terms that the board of directors of the Company or USG&E, as applicable determines, in good faith, (A) is reasonably likely to be consummated in accordance with its terms, taking into account all the terms and conditions of such proposal and the person or entity making such proposal that are deemed relevant by the board of directors of the Company or USG&E, as applicable, (B) to be more favorable to the Company or USG&E, as applicable, their respective business and strategy, and their respective stockholders, taken as a whole, than the transactions contemplated by the Merger Agreement, taking into account all of the legal, financial, regulatory and other terms and conditions of such Acquisition Proposal and the Merger Agreement (including any offer by the other parties to the Merger Agreement to amend the terms of the Merger Agreement) that are deemed relevant by the Board or USG&E, as applicable.

An “Acquisition Proposal” is defined as any offer or proposal (other than the transactions contemplated by the Merger Agreement) relating to (i) any purchase or acquisition by any person, entity or “group” (as defined under Section 13(d) of the Exchange Act) of more than five percent (5%) of the outstanding voting securities of a person or entity or any merger, consolidation, business combination or similar transaction involving such person or entity; (ii) any sale, lease, exchange, transfer, license, acquisition or disposition of all or substantially all of the properties or assets of a person or entity (other than in the ordinary course of business); or (iii) any liquidation or dissolution of such person or entity.

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Termination Payment and Expenses. If the Company terminates the Merger Agreement because it has been authorized to enter into a definitive transaction document for a Superior Proposal, the Company agrees to pay USG&E a termination fee equal to $1.5 million, and if USG&E and the Sellers’ Representative or MVC terminate the Merger Agreement because they have been authorized to enter into a definitive transaction document for a Superior Proposal, the terminating party will pay the Company a termination fee equal to $2.5 million.

Conduct of Business Pending the Consummation of the Acquisition. Until the Acquisition is consummated or the Merger Agreement is terminated:

•	USG&E and its subsidiaries are required to: (i) conduct their businesses in the ordinary course and in compliance in all material respects with all applicable laws; (ii) use commercially reasonable efforts to maintain the value of the business as a going concern; (iii) use commercially reasonable efforts to preserve the goodwill and business relationships with customers, suppliers, distributors, and other contacts; and (iv) make no capital expenditure equal to or greater than $1,000,000 unless agreed to in writing with the Company; and

•	the Company and Merger Sub are required to: (i) conduct the their businesses in the ordinary course and in compliance in all material respects with all applicable laws; and (ii) make no capital expenditure or investment equal to or greater than $1,000,000.

In addition to the above restrictions, USG&E covenants not to take the following actions with respect to itself and any of its subsidiaries without the prior written consent of the Company:

•	amend its organizational documents, effect any split, combination, reclassification or similar action with respect to its capital stock or other equity interests or adopt or carry out any plan of complete or partial liquidation or dissolution;

•	issue, sell, grant or otherwise dispose of any of its capital stock or other securities (including options and warrants), or amend any term of any of its outstanding capital stock or other securities (including options and warrants), other than the conversion, redemption or cancellation of securities contemplated by the Merger Agreement;

•	(A) make any declaration or payment of, or set aside funds for, any dividend or other distribution with respect to any of its capital stock (other than cash dividends and cash distributions by a USG&E subsidiary to USG&E or a wholly-owned subsidiary of USG&E); or (B) repurchase, redeem, or otherwise acquire or cancel any of its capital stock, except as contemplated in the Merger Agreement or pursuant to employment agreements;

•	(A) incur, assume or otherwise become liable for any indebtedness, contingent or otherwise, other than in the ordinary course of business, pursuant to USG&E’s agreements with Macquarie Energy, or equal to or in excess of $1 million, (B) issue any debt securities, (C) become liable in respect of any guarantee (other than a guarantee by USG&E or any of its subsidiaries of a USG&E liability or the liability of a wholly-owned subsidiary of USG&E that is made in the ordinary course of business); or (D) agree to any amendment, restatement, supplement or modification of or to any financing agreements with Macquarie Energy LLC that may result in a material adverse effect;

•	(A) merge or consolidate with any person or entity , (B) acquire (by merger, consolidation, acquisition of shares, assets or otherwise), directly or indirectly, any material amount of assets, securities, properties, interests or businesses, other than acquisitions of supplies and inventories in the ordinary course of business; or (C) make any loan, advance or capital contribution to, or otherwise make any investment in, any person or entity (other than loans or advances to, or investments in, wholly-owned subsidiaries of USG&E existing on the date of the Merger Agreement that are made in the ordinary course of business);

•	enter into any trades other than hedging or otherwise in the ordinary course of business;

•	settle or compromise any pending or threatened claim (including, without limitation, making payments required by the terms of such settlement or compromise) in an amount in excess of $100,000;

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•	permit any of its assets and properties to become subject to a lien (other than a permitted liens described in the Merger Agreement and blanket liens in existence on the date of the Merger Agreement or liens arising in the Ordinary Course of Business) or sell, lease, license or otherwise dispose of any of its assets and properties other than sales of assets and properties in the ordinary course of business;

•	except as may be required by law or pursuant to the terms of an employee plan or benefit arrangement, disclosed to the Company (A) grant any profit sharing, severance, termination, option, appreciation right, performance unit, equity equivalent or deferred compensation to any manager, officer, director, independent contractor or employee of USG&E or its subsidiaries, (B) materially increase the compensation or fringe benefits of any manager, officer, director, independent contractor or employee of USG&E or its subsidiaries or pay any benefit not required by an employee plan or benefit arrangement as in effect as of the date of the Merger Agreement, other than regular compensation increases in the ordinary course of business, (C) grant any material increase in severance or termination pay to any manager, officer, director, independent contractor or employee of USG&E or its subsidiaries, (D) enter into, adopt, amend or terminate any employee plan or benefit arrangement (or any arrangement that would be an employee plan or benefit arrangement if in existence as of the date of the Merger Agreement), other than the replacement of any employee plan or benefit arrangement with a similar employee plan or benefit arrangement with materially the same benefits, (E) negotiate, enter into, amend or extend any collective bargaining or other agreement with a labor union or other labor organization, or (F) take any action to accelerate any payment or benefit, or the funding of any payment or benefit, payable or to become payable to any managers, officers, directors, independent contractors or employees of USG&E or its subsidiaries;

•	hire or engage any employee or independent contractor who will earn annual base compensation that exceeds $150,000 or terminate the employment or engagement of any employee or independent contractor who earns annual base compensation that exceeds $150,000, except to the extent the termination is for cause or for performance based reasons;

•	(A) make any material change in its methods of accounting or accounting practices (including with respect to reserves) or its pricing policies or payment or credit practices or (B) grant any extensions of credit other than extensions of credit in the ordinary course of business;

•	make, change or revoke any material written tax election; elect or change any material method of accounting for tax purposes; settle any action in respect of material taxes; or enter into any material agreement in respect of taxes with any governmental authority (as such term is defined in the Merger Agreement), except, in each case, as expressly agreed upon in the Merger Agreement;

•	materially change the billing, collection or credit policies and procedures applicable to customers;

•	write up or write down in any material respect any of its assets and properties or revalue its inventory, in each case, except in the ordinary course of business;

•	cancel, terminate or otherwise modify any of the insurance policies disclosed in accordance with the Merger Agreement other than a regular renewal in the ordinary course of business;

•	license or otherwise dispose of the rights to use any material patent, trademark or other intellectual property rights or disclose material trade secrets to a third party;

•	form or commence the operation of any business or any partnership, joint venture or other similar business organization or enter into a new line of business that is material to USG&E or its subsidiaries, taken as a whole;

•	take any action or omit to take any action the primary purpose of which is to prevent, materially delay or impede consummation of the closing of the Acquisition or the Merger; or

•	enter into any agreement or otherwise commit to do any of the items enumerated above.

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The Company covenants not to take the following actions with respect to itself and any of its subsidiaries without the prior written consent of Sellers’ Representative:

•	amend its organizational documents, effect any split, combination, reclassification or similar action with respect to its capital stock or other equity interests or adopt or carry out any plan of complete or partial liquidation or dissolution;

•	(A) make any declaration or payment of, or set aside funds for, any dividend or other distribution with respect to any of its capital stock, or (B) repurchase, redeem, or otherwise acquire or cancel any of its capital stock, except as contemplated in the Merger Agreement or pursuant to employment agreements;

•	(A) incur, assume or otherwise become liable for any indebtedness, contingent or otherwise, other than in the ordinary course of business or equal to or in excess of $1 million, (B) issue any debt securities, or (C) become liable in respect of any guarantee;

•	(A) merge or consolidate with any person or entity, (B) acquire (by merger, consolidation, acquisition of shares, assets or otherwise), directly or indirectly, any material amount of assets, securities, properties, interests or businesses, other than acquisitions of supplies and inventories in the ordinary course of business, or (C) make any loan, advance or capital contribution to, or otherwise make any investment in, any person or entity (other than loans or advances to, or investments in, wholly-owned subsidiaries of the Company existing on the date of the Merger Agreement that are made in the ordinary course of business);

•	except (A) as may be required by law, (B) for awards made pursuant to the Company’s 2016 Equity Incentive Plan and the granting of capital stock upon the exercise or conversion of securities pursuant to their terms, or (C) as previously agreed by contract and disclosed to USG&E and Sellers’ Representative, (1) grant any profit sharing, severance, termination, option, appreciation right, performance unit, equity equivalent or deferred compensation to any manager, officer, director, independent contractor or employee of the Company or its wholly owned subsidiaries, (2) negotiate, enter into, amend or extend any collective bargaining or other agreement with a labor union or other labor organization, or (3) take any action to accelerate any payment or benefit, or the funding of any payment or benefit, payable or to become payable to any managers, officers, directors, independent contractors or employees of the Company or its wholly owned subsidiaries; or

•	enter into any agreement or otherwise commit to do any of the items enumerated above.

Survival and Indemnification. The representations and warranties made by the Initial Sellers (other than the Fundamental Representations) survive the closing of the Acquisition for a period of 15 months, and the Fundamental Representations of the Initial Sellers survive the closing of the Acquisition for 7 years. During such time, the other parties to the Merger Agreement, their affiliates, and their respective representatives may make claims against the Initial Sellers (on a several basis) for any liabilities, obligations, losses, costs or expenses (including settlement amounts, costs of investigation and reasonable attorneys’ fees and expenses) arising out of or relating to any breach or inaccuracy of any representation or warranty made the Initial Sellers. Such right to payment or indemnification will be the sole remedy for Buyer or Merger Sub after the closing of the Acquisition with respect to breaches of representations and warranties by the Initial Sellers. The representations and warranties made by the Company will not survive the closing of the Acquisition.

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Amendment and Waiver. The Merger Agreement may only be amended or supplemented by written agreements signed by, or on behalf of all of the parties to the agreement. No provision of the Merger Agreement may be waived or extended without the written consent of the party against whom the waiver or extension is to be effective.

Remedies; Specific Performance. Prior to the consummation of the Acquisition, in the event any party fails to perform its obligations under the Merger Agreement in accordance with their terms, the other parties may seek to specifically enforce the Merger Agreement against the defaulting party, in addition to any other remedies such party may have at law or equity. Additionally, prior to the consummation of the Acquisition, if not specifically enforced, either party may terminate the Merger Agreement in accordance with the termination provisions summarized above. After the consummation of the Acquisition, other than for claims arising out of a party’s willful breach of the Merger Agreement, the parties’ sole recourse will be to the indemnification provisions of the Merger Agreement summarized above.

Representations and Warranties. Under the Merger Agreement, the Initial Sellers made customary representations and warranties, including those relating to: their capacity and authorization; non-contravention; their title to the shares of USG&E capital stock being sold; litigation; broker’s, finders and investment bankers; certain securities laws matter; and no other representations or warranties.

Under the Merger Agreement, USG&E made customary representations and warranties, including those relating to: organization; capital stock; subsidiaries; noncontravention; assets; financial statements; absence of undisclosed liabilities; Material Adverse Effect; absence of certain developments; litigation; compliance with laws; certain contracts and commitments; tax matters; employees; employee plans and benefit arrangements; intellectual property; customer contracts; environmental matters; regulatory matters; affiliate transactions; certain USG&E transaction bonuses; broker’s, finders and investment bankers; insurance; information provided for the Company’s SEC filings; and the opinion of its financial advisor.

Under the Merger Agreement, the Company and Merger Sub made customary representations and warranties, including those relating to: organization; authorization; required filings and consents; noncontravention; their SEC filings; NYSE compliance; broker’s, finders and investment bankers; their equity interests; financial statements; absence of undisclosed liabilities; Material Adverse Effect; litigation; compliance with laws; tax matters; investment company matters; information provided in the Company’s SEC filings; private placement; valid issuance of the transaction consideration; capitalization and subsidiaries; and the opinion of its financial advisor.

Additional Agreements. In addition to the covenants summarized above, the parties agreed to the following covenants (among others):

•	that neither USG&E nor the Company will solicit, facilitate, discuss or negotiate Acquisition Proposals or enter into any agreement with respect to an Acquisition Proposal; provided, however, that, each company is allowed to discuss any Acquisition Proposal if it receives such Acquisition Proposal on an unsolicited basis;

•	that the parties will use their commercially reasonable efforts to timely complete and file with the Federal Energy Regulatory Commission, any antitrust authority or any other governmental authority all filings required to be made with such entities as a result of the transactions contemplated by the Merger Agreement;

•	that for a period of six months after the closing of the Acquisition, the Company will provide each management-level employee of USG&E who elects to continue employment with the Company with

o	salary, wages and incentive opportunities substantially comparable in the aggregate to those provided to such employee by USG&E prior to the Acquisition; and

o	employee benefits that are substantially comparable in the aggregate to the benefits that are provided by either, at the discretion of the Company, (x) USG&E prior to the Acquisition or (y) the Company and its subsidiaries from time to time;
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•	that Buyer will prepare and file with the SEC the S-4 Registration Statement and S-3 Registration Statement and use its commercially reasonable efforts to have such registration statements declared effective by the SEC as soon as practicable;

•	that the Company shall use its good faith commercially reasonable efforts to monetize and liquidate after the Acquisition certain of its assets that are inconsistent with its planned change in strategy to focus on retail energy marketing;

•	that USG&E shall redeem all shares of its Series L Preferred Stock prior to the closing of the Acquisition; and

•	the Company will adopt and file with the Secretary of State of the State of Delaware the Certificate of Designations with respect to its Series A Preferred Stock prior to the closing of the Acquisitions, and within one business day following the closing of the Acquisition, file with the Secretary of State of the State of Delaware the amended and restated certificate of incorporation and bylaws as approved in the Actions.

Post-Acquisition Organizational Structure. Following completion of the Acquisition, the Company will own 90.3% (on an as converted to common stock, fully-diluted basis) of the capital stock of USG&E and Merger Sub will remain a wholly-owned subsidiary of the Company. Following the completion of the Merger, USG&E will become a wholly-owned subsidiary of the Company and the separate existence of Merger Sub will cease. The board of directors of the Company following the Acquisition will be composed of nine individuals, four of whom will be existing directors of the Company, and five of whom will be designated by MVC in accordance with the voting agreement entered into at the Initial Closing, and the board of directors of USG&E and each of its subsidiaries will be composed of such persons as the Company may determine, provided however; that so long as USG&E remains subject to its existing financing arrangements with Macquarie Bank, Macquarie shall have the right to appoint an independent member of the board of USG&E and each of its subsidiaries.

Anticipated Accounting Treatment

The Consolidation will be accounted for as a reverse acquisition under the acquisition method of accounting. Under the acquisition method of accounting, USG&E will be treated as the accounting acquirer and the Company will be treated as the ”acquired“ company for financial reporting purposes because, immediately upon completion of the Acquisition, the first stage of the Consolidation, the Initial Sellers will hold a majority of the voting interest of the combined company. Therefore, the consideration paid in connection with the Acquisition, and later the Merger, will be allocated to the Company’s acquired assets and liabilities assumed based on their fair market values. The assets and liabilities and results of operations of the Company will be consolidated into the results of operations of USG&E as of the effective time of the Acquisition. These allocations will be based upon a valuation that has not yet been finalized.

Concurrent with the Consolidation, we will withdraw the Company’s election to be treated as a BDC under the 1940 Act. As an operating company, we will be required to classify our publicly-traded investments in debt and equity securities into three categories: (i) trading securities, (ii) available-for-sale securities or (iii) held-to maturity securities. Publicly-traded securities are classified as trading securities and reported at fair value, with changes in fair value recorded in the “Other Income” section of our Statement of Operations. Private securities, other than our two wholly-owned subsidiaries, Equus Energy and EMDC, will be reported at fair value pursuant to the fair value option for financial assets and financial liabilities available under provisions of GAAP, with changes in fair value also recorded in the “Other Income” section of our Statement of Operations. We will also be required to consolidate the financial presentation and results of operations of Equus Energy and EMDC pursuant to FASB ASC 810, Consolidation, from the date of our withdrawal as a BDC. Other changes to the format of our financial statements included the removal of the “Schedule of Investments” and the “Financial Highlights” sections.

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Regulatory Approvals and Required Clearances

Generally. Each party's obligation to effect the Acquisition is conditioned upon, among other things, the expiration or early termination of any waiting period under the HSR Act applicable to the Acquisition and the other transactions contemplated by the Merger Agreement. See “The Merger Agreement—Conditions to Consummation of the Acquisitio” above.

At any time before or after the effective time of the Acquisition, the FTC, the Antitrust Division or others (including states and private parties) could take action under the antitrust laws, including seeking to prevent the Merger, to rescind the Acquisition or to make approval of the Acquisition conditional on the parties taking certain actions. There can be no assurance that a challenge to the Acquisition on antitrust grounds will not be made or, if such a challenge is made, that it would not be successful.

HSR Act. Under the HSR Act and the rules promulgated thereunder by the FTC, certain transactions may not be consummated unless notification has been given and certain information has been furnished to the FTC and the Antitrust Division and certain waiting period requirements have been satisfied. A transaction notifiable under the HSR Act may not be completed until the expiration of a 30-calendar-day waiting period following the filing of appropriate HSR Act notification forms or the early termination of that waiting period. On May 1, 2017, both the Company and MVC (as the “ultimate parent” of USG&E as defined pursuant to the HSR Act) submitted a notification and report form under the HSR Act with the Antitrust Division and the FTC requesting early termination of the waiting period under the HSR Act.

FERC. In addition to ensuring compliance with the HSR Act, the parties must also receive authorization from the Federal Energy Regulatory Commission with respect to the Acquisition in accordance with Section 203 of the Federal Power Act.

Other Governmental Approvals

Neither the Company nor USG&E is aware of any material governmental approvals or actions that are required for completion of the merger other than those described above. It is presently contemplated that if any such additional material governmental approvals or actions are required, those approvals or actions will be sought.

Description of Company Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting privileges. When they are issued, they will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of the Company, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Our common stock trades on the NYSE under the symbol “EQS.”

Description of Company Preferred Stock

7.5% Series A Convertible Preferred Stock

The following is a summary of certain terms of our 7.5% Series A Convertible Preferred Stock, par value $0.001 per share, which we refer to in this Schedule 14C as “Preferred Consideration Shares”, that will be issued to the USG&E stockholders in connection with the Consolidation. A copy of our certificate of designations, which sets forth the specific terms and conditions of the Preferred Consideration Shares summarized herein, and the form of mandatory convertible preferred stock share certificate, are available upon request from us at the address set forth below under “Where You Can Find More Information.” The following summary of the terms of the Preferred Consideration Shares is subject to, and qualified in its entirety by reference to, the provisions of such documents.

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General. Under our current Certificate of Incorporation, our Board is authorized, without further stockholder action, to issue up to 5,000,000 shares of preferred stock, par value $0.001 per share, in one or more series, with such designation, powers, preferences, and rights, and qualifications, limitations or restrictions, as shall be set forth in the resolutions providing therefor. We do not currently have any shares of our preferred stock outstanding. Upon the consummation of the Consolidation, however, we will issue an aggregate of 399,994 Preferred Consideration Shares. When issued, the Preferred Consideration Shares and any common stock issuable upon the conversion thereof will be fully paid and nonassessable. Holders of Preferred Consideration Shares will have no preemptive or preferential rights to purchase or subscribe to stock, obligations, warrants or other securities of the Company of any class. We do not intend to list the Preferred Consideration Shares on any securities exchange or any automated dealer quotation system.

Ranking. With respect to dividend rights and rights upon our liquidation, winding-up or dissolution, the Preferred Consideration Shares rank:

•	senior to (i) our common stock and (ii) each other class of capital stock established after the Initial Closing – the first date of original issue of the Preferred Consideration Shares (which we refer to as the “date of issuance”) the terms of which do not expressly provide that such class ranks either (x) senior to the Preferred Consideration Shares as to dividend rights or rights upon our liquidation, winding-up or dissolution or (y) on a parity with the Preferred Consideration Shares as to dividend rights and rights upon our liquidation, winding-up or dissolution (which we refer to collectively as “junior stock”); and

•	on a parity with any class of capital stock established after the date of issuance the terms of which expressly provide that such class will rank on a parity with the mandatory convertible preferred stock as to dividend rights and rights upon our liquidation, winding-up or dissolution (which we refer to collectively as “parity stock”).

Dividends. Holders of Preferred Consideration Shares will be entitled to receive, when, as and if declared by our Board, out of funds legally available therefor, cumulative dividends at the rate per annum of 7.50% on the sum of the liquidation preference of $100.00 per Preferred Consideration Share, plus all accrued and accumulated dividends thereon, payable in cash. Declared dividends on the Preferred Consideration Shares will be payable quarterly on March 31, June 30, September 30 and December 31 of each year, commencing June 30, 2017 (each, a “dividend payment date”), at such annual rate, and dividends shall accumulate from the most recent dividend payment date as to which dividends shall have been paid or, if no dividends have been paid, from the date of issuance of the Preferred Consideration Shares, whether or not in any dividend period or periods there were funds available to pay dividends. Declared dividends will be payable on the relevant dividend payment date to holders of record as they appear on our stock register on March 15, June 15, September 15 or December 15, as the case may be, immediately preceding the relevant dividend payment date (each, a “record date”), whether or not such holders convert their shares, or such shares are automatically converted, after a record date and on or prior to the immediately succeeding dividend payment date. These record dates will apply regardless of whether a particular record date is a business day. A “business day” means any day other than a Saturday or Sunday or other day on which commercial banks in New York City are authorized or required by law or executive order to close. If a dividend payment date is not a business day, payment will be made on the next succeeding business day, without any interest or other payment in lieu of interest accruing with respect to this delay.

A full dividend period is the period from, and including, a dividend payment date to, but excluding, the next dividend payment date, except that the initial dividend period will commence on, and include, the date of issuance of our mandatory convertible preferred stock and will end on, and exclude, the June 30, 2017 dividend payment date.

Subject to certain limitations, so long as any of the Preferred Consideration Shares remain outstanding, no dividend or distribution shall be declared or paid on our common stock or any other shares of junior stock, and no common stock or other junior stock or parity stock shall be, directly or indirectly, purchased, redeemed or otherwise acquired for consideration by us or any of our subsidiaries unless all accumulated and unpaid dividends for all preceding dividend periods have been declared and paid upon, all outstanding shares of mandatory convertible preferred stock.

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When dividends on shares of the mandatory convertible preferred stock have not been paid in full on any dividend payment date, no dividends may be declared or paid on any parity stock unless dividends are declared on the Preferred Consideration Shares such that the respective amounts of such dividends declared on the Preferred Consideration Shares and each such other class or series of parity stock shall bear the same ratio to each other as all accumulated and unpaid dividends per share on the Preferred Consideration Shares and such class or series of parity stock (subject to their having been declared by the Board, or an authorized committee thereof, out of our funds available to pay dividends) bear to each other, in proportion to their respective liquidation preferences; provided that any unpaid dividends will continue to accumulate.

Redemption. The Preferred Consideration Shares are not redeemable by the Company.

Liquidation Preference. In the event of our voluntary or involuntary liquidation, winding-up or dissolution, each holder of Preferred Consideration Shares will be entitled to receive out of the assets of the Company available for distribution to our stockholders, before any payment shall be made to the holders of junior stock, an amount in cash equal to the greater of (a) a liquidation preference in the amount of $100.00 per Preferred Consideration Share (“liquidation preference”), plus all unpaid accrued and accumulated dividends on all such shares (whether or not declared) or (b) the consideration they would be entitled to receive if they had converted their Preferred Consideration Shares in accordance with the elective conversion procedures described below immediately prior to the voluntary or involuntary liquidation, winding-up or dissolution. If, upon our voluntary or involuntary liquidation, winding-up or dissolution, the amounts payable as described above on the Preferred Consideration Shares and all parity stock are not paid in full, the holders of the Preferred Consideration Shares and any parity stock will share equally and ratably in any distribution of our assets in proportion to the respective amounts to which they are entitled. After payment of the full amount of the liquidation preference and an amount equal to accumulated and unpaid dividends to which they are entitled, the holders of the Preferred Consideration Shares will have no right or claim to any of our remaining assets.

The occurrence of a change of control of the Company will be deemed to be a liquidation. Upon any such change of control, the holders of the Preferred Consideration Shares shall, in consideration for cancellation of their shares, be entitled to the same amounts described above as with respect to a liquidation. For the purposes hereof, “change of control” is defined as (a) any sale, lease or transfer or series of sales, leases or transfers of all or substantially all of the assets of the Company; (b) any sale, transfer or issuance (or series of sales, transfers or issuances) of capital stock by the Company or the holders of common stock and mandatory convertible stock (or other voting stock of the Company) that results in the holders of greater than 50% of the outstanding capital stock of the Company (on an as-converted to common stock basis) immediately prior to the transaction ceasing to hold such percentage immediately after the transaction; or (c) any merger, consolidation, recapitalization or reorganization of the Company with or into another organization (whether or not the Company is the surviving corporation) that results in the holders of greater than fifty percent (50%) of the outstanding capital stock of the Company (on an as-converted to common stock basis) immediately prior to the transaction ceasing to hold such percentage immediately after the transaction.

Voting Rights. Holders of the Preferred Consideration Shares do not have voting rights other than those described in this paragraph, except as specifically required by Delaware law. Each holder of Preferred Consideration Shares shall be entitled to vote with holders of outstanding shares of the Company’s common stock, voting together as a single class, with respect to any and all matters presented to the stockholders of the Company for their action or consideration (whether at a meeting of stockholders of the Company, by written action of stockholders in lieu of a meeting or otherwise), except as provided by law. In any such vote, each Preferred Consideration Share shall be entitled to a number of votes equal to the number of shares of common stock into which the share is convertible pursuant to the mandatory conversion provisions described below as of the record date for such vote or written consent or, if there is no specified record date, as of the date of such vote or written consent.

Mandatory Conversion. Each outstanding Preferred Consideration Share, unless previously converted, will automatically convert on the mandatory conversion date, into a number of shares of common stock equal to the conversion rate described below. If we declare a dividend for the dividend period ending on December 31, 2022, we will pay such dividend to the holders of record as of the applicable record date, as described above under “—Dividends.” If, on or prior to December 15, 2022, we have not declared and paid all or any portion of all accumulated and unpaid dividends on the Preferred Consideration Shares, the holders thereof shall receive an

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additional number of shares of common stock equal to the product of (a) the amount of accumulated and unpaid dividends that have not been declared and/or paid in full, divided by the liquidation preference and (b) the applicable conversion rate.

The conversion rate, which is the number of shares of common stock issuable upon conversion of each of the Preferred Consideration Shares on the mandatory conversion date (excluding any shares of our common stock issued in respect of accumulated but unpaid dividends), will be as follows:

•	if the applicable market value of our common stock is equal to or greater than the “threshold appreciation price” of $4.10, then the conversion rate will be 24.3902 shares of common stock for each Preferred Consideration Share (the “minimum conversion rate”);

•	if the applicable market value of our common stock is less than the threshold appreciation price but equal to or greater than the “initial price” of $3.28, then the conversion rate will be equal to $100.00 divided by the applicable market value of our common stock, rounded to the nearest thousandth of a share; or

•	if the applicable market value of our common stock is less than the initial price, then the conversion rate will be 30.4878 shares of common stock for each Preferred Consideration Share (the “maximum conversion rate”).

We refer to the minimum conversion rate and the maximum conversion rate collectively as the “fixed conversion rates.” The fixed conversion rates, the initial price, the threshold appreciation price and the applicable market value are each subject to adjustment as described under “—Anti-dilution Adjustments” below.

Definitions relating to the Preferred Consideration Shares.

•	“Applicable market value” means the average VWAP per share of our common stock over the final averaging period.

•	“Final averaging period” means the 20 consecutive trading day period beginning on, and including, December 8, 2022.

•	“Mandatory conversion date” means December 31, 2022.

•	“Trading day” means a day on which trading in our common stock generally occurs on the NYSE or, if our common stock is not then listed on the NYSE, on the principal other U.S. national or regional securities exchange on which our common stock is then listed or, if our common stock is not then listed on a U.S. national or regional securities exchange, on the principal other market on which the common stock is then listed or admitted for trading. If our common stock is not so listed or admitted for trading, “Trading day” means a business day.

•	“VWAP” per share of our common stock on any trading day means the per share volume-weighted average price as displayed on the applicable Bloomberg screen (or its equivalent successor if such page is not available) in respect of the period from 9:30 a.m. to 4:00 p.m., New York City time, on such trading day; or, if such price is not available, “VWAP” means the market value per share of common stock on such trading day as determined, using a volume-weighted average method, by a nationally recognized independent investment banking firm retained by the Company for this purpose.

Conversion at the Option of the Holder. Holders of the Preferred Consideration Shares have the right to convert their Preferred Consideration Shares, in whole or in part (but in no event less than one Preferred Consideration Share), at any time prior to the mandatory conversion date, into shares of our common stock at the conversion rate applicable at the time of conversion.

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If, as of the effective date of any early conversion (the “early conversion date”), we have not declared and paid all or any portion of the accumulated and unpaid dividends for all full dividend periods ending on the dividend payment date prior to such early conversion date, the converting holders shall receive an additional number of shares of common stock equal to the product of (a) such amount of accumulated and unpaid dividends that have not been declared and/or paid in full for such full dividend periods, divided by the liquidation preference and (b) the applicable conversion rate.

Fractional Shares. No fractional shares of common stock will be issued to holders of our Preferred Consideration Shares upon conversion. In lieu of any fractional shares of common stock otherwise issuable in respect of the aggregate number of shares of our Preferred Consideration Shares of any holder that are converted, that holder will be entitled to receive an amount in cash (computed to the nearest cent) equal to the product of: (i) that same fraction; and (ii) the average VWAP per share of our common stock over the five consecutive trading day period ending on, and including, the second trading day immediately preceding the relevant conversion date.

If more than one Preferred Consideration Share is surrendered for conversion at one time by or for the same holder, the number of shares of our common stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of Preferred Consideration Shares so surrendered.

Anti-dilution Adjustments. To provide anti-dilution protection to the holders of Preferred Consideration Shares, each fixed conversion rate will be adjusted if (a) we issue common stock to all or substantially all holders of our common stock as a dividend or other distribution; (b) we issue to all or substantially all holders of our common stock rights, options or warrants entitling them to subscribe for or purchase our shares of common stock at less than the current market price of our common stock; (c) we subdivide or combine our common stock; (d) we distribute to all or substantially all holders of our common stock certain evidences of our indebtedness, shares of capital stock, securities, rights, options or warrants to acquire our capital stock, cash or other assets; or (e) we or any of our subsidiaries successfully complete a tender or exchange offer pursuant to a Schedule TO or registration statement on Form S-4 for our common stock (but, for the avoidance of doubt, excluding any securities convertible or exchangeable for our common stock), where the cash and the value of any other consideration included in the payment per share of our common stock exceeds the current market price of our common stock.

To the extent that we have a rights plan in effect with respect to our common stock on any conversion date, upon conversion of any Preferred Consideration Shares, a converting holder will receive, in addition to our common stock, the rights under the rights plan, unless, prior to such conversion date, the rights have separated from our common stock.

In addition, we may make such increases in each fixed conversion rate as we deem advisable if our Board, or an authorized committee thereof, determines that such increase would be in our best interest or in order to avoid or diminish any income tax to holders of our common stock resulting from any dividend or distribution of shares of our common stock (or issuance of rights, options or warrants to acquire shares of our common stock) or from any event treated as such for income tax purposes or for any other reason. We may only make such a discretionary adjustment if we make the same proportionate adjustment to each fixed conversion rate.

No adjustments to the fixed conversion rates will be made if holders may participate (other than in the case of (x) a share subdivision or share combination or (y) a tender or exchange offer), at the same time, upon the same terms and otherwise on the same basis as holders of our common stock and solely as a result of holding Preferred Consideration Shares, in the transaction that would otherwise give rise to such adjustment as if they held, for each Preferred Consideration Share, a number of shares of our common stock equal to the maximum conversion rate then in effect.

If an adjustment is made to the fixed conversion rates, an inversely proportional adjustment also will be made to the threshold appreciation price and the initial price solely for the purposes of determining which clause of the definition of the conversion rate will apply on the mandatory conversion date.

Reclassifications and Changes in Our Common Stock. In the event of:

•	any reclassification of our common stock into securities, including securities other than our common stock; or
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•	any statutory exchange of our securities with another person (other than in connection with a change of control),

in each case, as a result of which our common stock would be converted into, or exchanged for, securities, cash or property (each, a “reorganization event”), each Preferred Consideration Share outstanding immediately prior to such reorganization event shall, without the consent of the holders of the Preferred Consideration Shares, become convertible into the kind of securities, cash and other property that such holder would have been entitled to receive if such holder had converted its Preferred Consideration Shares into common stock immediately prior to such reorganization event.

Reservation of Shares. We will at all times reserve and keep available out of the authorized and unissued common stock or shares of common stock held in treasury by us, solely for issuance upon conversion of the Preferred Consideration Shares, the maximum number of shares of common stock as shall be issuable from time to time upon the conversion of all the Preferred Consideration Shares then outstanding.

“Blank Check” Undesignated Preferred Stock.

Other shares of preferred stock may be issued from time to time by our Board as shares of one or more classes or series. Subject to the provisions of our charter and limitations prescribed by law, our Board is expressly authorized to adopt resolutions to issue the shares, to fix the number of shares, to change the number of shares constituting any series, and to provide for or change the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights (including whether dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any class or series of the preferred stock, in each case without any further action or vote by the stockholders.

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HOUSEHOLDING OF MATERIALS

SEC rules permit registrants to send a single Information Statement to any household at which two or more stockholders reside if the registrant believes they are members of the same family. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces the expense to the registrant. The Company has not implemented these householding rules with respect to its record holders; however, a number of brokerage firms have instituted householding which may impact certain beneficial owners of common stock. If your family has multiple accounts by which you hold common stock, you may have previously received a householding notification from your broker. Please contact your broker directly if you have any questions, require additional copies of the Information Statement or wish to revoke your decision to household, and thereby receive multiple Information Statements. Those options are available to you at any time.

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COMPARATIVE PER SHARE DATA

The following tables present historical per share data for the Company and USG&E; pro forma per share data for the Company after giving effect to the to the proposed Consolidation and unaudited pro forma equivalent per share data for USG&E with respect to the Consideration Shares that will be received by the USG&E shareholders, in addition to the 1-for-3 Reverse Split of the Company’s common stock. Share data is giving effect to the 1-for-3 reverse split of the Company’s common stock. You should read these tables in conjunction with the Company’s historical consolidated financial statements, which are included in the Company’s 10-K (attached hereto as Annex E), and USG&E’s historical consolidated financial statements included herein. See also the sections entitled “Where You Can Find More Information” beginning on page 111 and “USG&E’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 82.

We are providing the unaudited pro forma combined financial data for informational purposes only. It does not necessarily represent or indicate what the financial position and results of operations of the Company would actually have been had the Consolidation with USG&E and other pro forma adjustments in fact occurred at the dates indicated. It also does not necessarily represent or indicate the future financial position or results of operations the Company will achieve after the Consolidation with USG&E.

	U.S. Gas &	Equus Total	Pro Forma
	Electric, Inc.	Return, Inc.	Combined
For the year ended December 31, 2016	(actual)	(actual)	(pro forma)
	(in thousands, except per share data)

Net income (loss) or pro forma net income	$14,244	$5,432	$19,995

Shares used to compute net income (loss) per share:
Weighted average basic shares outstanding	10,869	4,225	15,093
Weighted average diluted shares outstanding	14,934	4,225	19,158

Net income (loss) or pro forma net income per share:
Basic	$1.31	$1.29	$1.32
Diluted	$0.95	$1.29	$1.04

	U.S. Gas &	Equus Total	Pro Forma
	Electric, Inc.	Return, Inc.	Combined
As of and for the year ended December 31, 2016	(actual)	(actual)	(pro forma)
	(in thousands, except per share data)

Shares outstanding	10,869	4,225	15,093

Stockholders' equity	$27,925	$42,740	$53,042

Book value per share or proforma book value per share	$2.57	$10.12	$3.51

Cash dividends declared or pro forma cash dividends declared (1)	$17,162	$—	$—

(1) USG&E dividends declared do not include warrant dividend rights of $1.1 million or preferred stock dividends of $0.6 million.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

AS OF THE DATE OF THE MERGER AGREEMENT

The following table shows the amount of the Company’s common stock beneficially owned (unless otherwise indicated) as of April 21, 2017, the most recent practicable date prior to the date of the Merger Agreement, by (1) any person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company’s common stock, (2) each director of the Company, (3) each named executive officer, and (4) all directors and executive officers as a group.

The number of shares beneficially owned by each entity, person, director, or executive officer is determined under SEC rules and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the entity or individual has sole or shared voting power or investment power and also any shares that the entity or individual had the right to acquire as of April 21, 2017, or within 60 days after April 21, 2017, through the exercise of any stock option or other right. Unless otherwise indicated, to our knowledge each individual has sole investment and voting power, or shares such powers with his spouse, with respect to the shares set forth in the table.

Name	Sole Voting and Investment Power	Other Beneficial Ownership	Total	Percent of Class Outstanding
Fraser Atkinson	21,389	—	21,389	*
Richard F. Bergner	19,500	—	19,500	*
Kenneth I. Denos	265,754	—	265,754	1.97%
Henry W. Hankinson	19,500	—	19,500	*
John A. Hardy	500,000	—	500,000	3.70%
L’Sheryl D. Hudson(1)	—	—	—	*
Robert L. Knauss	92,670	—	92,670	*
MVC Capital, Inc. (2)	—	4,444,644	4,444,644	32.88%
Bertrand des Pallieres(3) (4)	1,057,017	1,142,675	2,199,692	16.27%
All directors and executive officers as a group (8 persons)	1,975,830	1,142,675	3,118,505	23.07%

* Indicates less than one percent.

(1)	Ms. Hudson serves as the Company’s Senior Vice President and Chief Financial Officer. Ms. Hudson is not a director of the Company.
(2)	Includes 4,444,644 shares held directly by MVC, a business development company managed and directed by The Tokarz Group Advisers, LLC (“TTGA”), an investment adviser registered pursuant to the Investment Advisers Act of 1940. MVC’s and TTGA’s business address is 287 Bowman Avenue, 2nd Floor, Purchase, New York 10577.
(3)	Includes 10,000 shares held directly by Mobiquity Investments Limited and indirectly by Mobiquity Investments Corp. and Versatile Systems Inc. Mr. des Pallieres disclaims beneficial ownership of the securities held directly by Mobiquity Investments Limited and Versatile Systems Inc. and nothing herein shall be construed as an admission that he is, for the purpose of Section 13(d) or 13(g) of the Exchange Act, the beneficial owner of any such securities.
(4)	Includes 1,057,017 shares held directly by Mr. des Pallieres. Also includes 145,833 shares held directly by SPQR Capital Holdings S.A., a Luxembourg societe anonyme in which Mr. des Pallieres is a minority stockholder and serves as a director. Also includes 986,842 shares held directly by Lansdowne Capital S.A., a Luxembourg societe anonyme that is indirectly wholly-owned by Mr. des Pallieres.
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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

AS OF THE CLOSING OF THE CONSOLIDATION

The following table shows the amount of the Company’s common stock beneficially owned (unless otherwise indicated) as of the anticipated Merger Closing Date, by (1) any person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company’s common stock, (2) each director of the Company, (3) each named executive officer, and (4) all directors and executive officers as a group. The table assumes that, except in connection with the Consolidation, none of the beneficial owners included therein have acquired additional securities of the Company since the date of the Merger Agreement. The table further does not take into account a reduction in the number of outstanding shares of our common stock resulting from the Reverse Split.

The number of shares beneficially owned by each entity, person, director, or executive officer is determined under SEC rules and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the entity or individual has sole or shared voting power or investment power and also any shares that the entity or individual had the right to acquire as of the date of the Merger Agreement or within 60 days after the date of the Merger Agreement, through the exercise of any stock option or other right. Unless otherwise indicated, to our knowledge each individual has sole investment and voting power, or shares such powers with his spouse, with respect to the shares set forth in the table.

Name	Sole Voting and Investment Power	Other Beneficial Ownership	Total	Percent of Class Outstanding
Fraser Atkinson	21,389	—	21,389	*
Richard F. Bergner	19,500	—	19,500	*
Kenneth I. Denos	265,754	—	265,754	*
Henry W. Hankinson	19,500	—	19,500	*
John A. Hardy	500,000	—	500,000	1.08%
L’Sheryl D. Hudson(1)	—	—	—	*
Robert L. Knauss	92,670	—	92,670	*
Franklin Lewis(2)	3,597,111	—	3,597,111	7.64%
MVC Capital, Inc. (3)(4)	—	38,687,310	38,687,310	69.78%
Bertrand des Pallieres(5)(6)	1,057,017	1,142,675	2,199,692	4.77%
All directors and executive officers as a group (8 persons)	1,975,830	1,142,675	3,118,505	6.76%

* Indicates less than one percent.

(1)	Ms. Hudson serves as the Company’s Senior Vice President and Chief Financial Officer. Ms. Hudson is not a director of the Company.
(2)	Includes the following Consideration Shares received by Mr. Lewis in connection with the Consolidation: (i) 2,618,090 Common Consideration Shares and, (ii) assuming a conversion price of $3.28 per share, 979,177 shares of common stock issuable from the conversion of Preferred Consideration Shares. The percentage held by Mr. Lewis also assumes no conversions into common stock by any other holder of Preferred Consideration Shares.
(3)	Includes 4,444,644 shares held directly by MVC, a business development company managed and directed by The Tokarz Group Advisers, LLC (“TTGA”), an investment adviser registered pursuant to the Investment Advisers Act of 1940. MVC’s and TTGA’s business address is 287 Bowman Avenue, 2nd Floor, Purchase, New York 10577.
(4)	Also includes the following Consideration Shares received by MVC in connection with the Consolidation: (i) 24,921,776 Common Consideration Shares and, (ii) assuming a conversion price of $3.28 per share, 9,320,945 shares of common stock issuable from the conversion of Preferred Consideration Shares. The percentage held by MVC also assumes no conversions into common stock by any other holder of Preferred Consideration Shares.
(5)	Includes 10,000 shares held directly by Mobiquity Investments Limited and indirectly by Mobiquity Investments Corp. and Versatile Systems Inc. Mr. des Pallieres disclaims beneficial ownership of the securities held directly by Mobiquity Investments Limited and Versatile Systems Inc. and nothing herein shall be construed as an admission that he is, for the purpose of Section 13(d) or 13(g) of the Exchange Act, the beneficial owner of any such securities.
(6)	Includes 1,057,017 shares held directly by Mr. des Pallieres. Also includes 145,833 shares held directly by SPQR Capital Holdings S.A., a Luxembourg societe anonyme in which Mr. des Pallieres is a minority stockholder and serves as a director. Also includes 986,842 shares held directly by Lansdowne Capital S.A., a Luxembourg societe anonyme that is indirectly wholly-owned by Mr. des Pallieres.

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INFORMATION ABOUT USG&E

Business of USG&E

USG&E is a leading retail energy company that sells electricity and natural gas in deregulated utility markets to residential and commercial customers. USG&E sources and schedules the transfer of energy from the point of purchase at the electrical grids and natural gas pipelines to the local utilities, which it refers to as local distribution utilities (‘‘LDUs’’), that ultimately deliver the energy to USG&E’s customers. As of January 31, 2017, USG&E served over 375,000 residential customer equivalents (‘‘RCEs’’) in 62 utility markets across the following 11 states and the District of Columbia: Connecticut, Illinois, Indiana, Kentucky, Maryland, Massachusetts, Michigan, New Jersey, New York, Ohio and Pennsylvania. In 2002, USG&E started operating under its national brand, U.S. Gas & Electric, and currently also operates under strong local brands, such as New Jersey Gas & Electric and Pennsylvania Gas & Electric, that promote consumer confidence and service reliability.

USG&E provides an alternative to LDUs and offers a variety of flexible plans that enhance price transparency and can result in cost savings over time. USG&E uses a sophisticated and proprietary forecasting model, referred to as the Power Analytics System (‘‘PAS’’), to project electricity demand for each of its existing customers with adjustments made for season, location and weather. PAS is currently achieving an accuracy rate of approximately 97%. USG&E’s access to such reliable demand forecasting allows it to minimize supply-demand imbalances and reduces its exposure to higher real-time prices during high-demand periods. In addition, such access allows USG&E to take advantage of real-time supply pricing during periods of low demand, when real-time pricing can be significantly lower than day-ahead pricing. For natural gas, USG&E benefits from its geographic scale as it is able to acquire supply at the most cost efficient points of purchase available to it along the interstate pipelines for sale into USG&E’s numerous markets. By comparison, LDUs are only permitted to supply energy to their local markets.

USG&E’s customer base is primarily comprised of residential and commercial customers in territories with investment-grade Purchase of Receivables (“POR”) and Consolidated Utility Billing (“CUBS”) programs. The POR program contractually obligates LDUs with investment-grade credit profiles to purchase without recourse USG&E’s customer receivables at discounts that range from approximately 0% - 3%. This converts USG&E’s portfolio of individual customer receivables into 64 high quality utility receivables, thereby mitigating any material bad debt expense. USG&E also takes advantage of the CUBS program, which allows customers to receive one convenient consolidated utility bill that includes USG&E’s invoiced charges. As of January 31, 2017, 53% of USG&E’s RCEs were residential and 47% were commercial. USG&E specifically focuses on subsets of customers that offer higher profit margin opportunities and more stable energy usage patterns during recessionary periods as compared to large commercial customer segments.

USG&E maintains a sales-driven culture where it incentivizes both our internal and external sales force to maximize high quality customer acquisitions and minimize customer attrition. USG&E focuses on proactive customer marketing strategies, such as telemarketing, door-to-door sales, and broker/agent relationships, and compensates its sales force primarily based on successful customer acquisitions or residuals based on customer billed volumes. As a result, USG&E has low customer acquisition costs of $88 per RCE and has experienced an annual attrition rate of 23% for those customers who have been with USG&E for a minimum of six months and 32% for all customers during the twelve months ended December 31, 2016. USG&E’s internal, outbound telemarketing sales force provides it with a direct line of communication to its customers and allows it to deliver high quality customer service and rapid retention efforts, competitive advantages over the LDUs and other competitors.

For the year ended December 31, 2016, USG&E’s net revenue and Adjusted EBITDA was $255.4 million and $35.5 million, respectively, representing an Adjusted EBITDA margin of 13.9%. For the same period, USG&E’s capital expenditures were $0.8 million. See ‘‘—Summary Historical Consolidated Financial Data.’’

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Industry Overview

Many of the LDUs, in the service territories in which USG&E conducts its business or has targeted for expansion, actively support deregulation and have welcomed the entry of retail energy marketers. Regulated LDUs generally do not profit from commodities supplied to their customers; rather, their rate of return is based on their infrastructure assets or ‘‘rate base.’’ Regulated LDUs typically charge consumers for commodities on a pass-through basis, and, hence, do not earn a return on that supply service. To the extent that LDUs directly provide commodities to retail customers, they will hedge their forward energy costs. As customers migrate to alternative suppliers, the LDUs are able to focus less time and resources on hedging energy risk and more time and resources focusing on their core competency of local distribution, which typically constitutes a significant portion of most customers’ utility bills. Many of the LDUs in the service territories in which USG&E operates assume customer bad debt exposure since this encourages more market entrants and supports continued deregulation. These LDUs may recover the bad debt expense as part of their tariff rates. The interests of retail energy marketers and these LDUs are thus highly aligned, providing crucial support for continued deregulation, while increasing penetration of the retail energy marketer model. USG&E has successfully forged strong relationships with many of the LDUs throughout its service territories.

According to the U.S. Energy Information Administration, residential, commercial and industrial consumers migrating towards retail energy suppliers have grown by more than 53%, from 8.7 million in 2008 to 13.3 million in 2011. In Washington D.C. and the 15 states with retail electricity competition, nearly 50% of load is served by retail energy suppliers, which represents nearly three times 2003 levels.

Electricity Demand. Electricity use in the United States in 2015 was more than 13 times greater than electricity use in 1950. From 1991 to 2015, total electricity retail sales have increased from 2.8 trillion kilowatt hours (‘‘Tkh’’) to 3.86 Tkh, which represents a compound annual growth rate of 1.4%, and are expected to rise to 4.6 Tkh in 2040. In 2015, residential consumers accounted for 38% of total consumption, commercial consumers comprised 36%, and industrial consumers comprised 26%. Through 2040, electricity consumption is expected to steadily increase by approximately 1% per year.

Natural Gas Demand. From 1991 to 2015, U.S. residential and commercial natural gas consumption has increased from 7.0 trillion cubic feet (‘‘Tcf’’) to 7.9 Tcf, which represents a compound annual growth rate of 0.5%, and is expected to remain steady at this level through 2040. Short term demand for natural gas has traditionally been cyclical and highly dependent on seasonal and weather-related changes where demand peaks during the coldest months and hits a trough during the warmest months.

Business Strengths

Leader in the Development of the Deregulated Energy Markets. USG&E is a leading retail energy company with one of the strongest national and local brands in the industry and has taken active leadership roles in the development of the deregulated retail energy markets since the commencement of its current operations in 2003. Examples include members of USG&E’s management team serving in prominent roles for industry associations such as the National Energy Marketers Association, where USG&E’s former Chief Executive Officer acted as the Vice Chairman from January 2010 to January 2012 and Kevin McMinn, its Chief Operating Officer, has served as Co-Chair of Wholesale Natural Gas Policy since 2015. Additionally, USG&E took on highly-visible leadership roles in promoting consumer advocacy and awareness by helping develop the retail energy Consumer Bill of Rights and by co-founding the American Coalition of Competitive Energy Suppliers, a consumer education portal. USG&E believes its active participation in the advancement of the retail energy markets and consumer advocacy will further heighten the visibility of its national and local brands thereby strengthening its sales and marketing capabilities as it looks to grow its customer base.

High Profitability. USG&E has been consistently able to achieve high unit gross margins, low customer acquisition costs and low attrition, which collectively results in high profitability. For the twelve months ended December 31, 2016, USG&E’s unit gross margins were $23.54 per MWh for electricity and $1.93 per Dth for natural gas and we supplied approximately 2.2 million MWh of electricity and 12.3 million Dth of natural gas to its customers. USG&E’s focus on a balanced product offering gives it increased control over maintaining minimum target margins of approximately $19 per MWh and $1.30 per Dth. In addition, USG&E’s customer acquisition cost for the twelve months ended December 31, 2016 was $88 per RCE. USG&E attributes its low customer acquisition

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cost to an efficient commission-based compensation structure for both its internal sales force and external marketing vendors where the predominant portion of their compensation is based on successful sales. USG&E also reduces its customer acquisition costs by primarily focusing our marketing efforts on cost-efficient strategies (such as telemarketing, door-to-door solicitation, and broker relationship development) which allow it to proactively reach out to its potential customers versus lower return-on-investment reactive marketing strategies (such as billboards and traditional media advertising). Lastly, USG&E’s focus on maximizing customer retention has resulted in an attrition rate of 23% for those customers who have been with USG&E for a minimum of six months and 32% for all customers, during the twelve months ended December 31, 2016.

Attractive Geographic, Customer, Product, and Commodity Diversification. USG&E operates in 62 natural gas and electric utility markets across 11 states and Washington DC, offering both fixed- and variable-rate products, serving approximately 247,034 unique customers as of December 31, 2016. This geographic and customer diversification minimizes its exposure to any single local economy, regulatory body or customer. USG&E’s geographic diversity also allows it to utilize any excess capacity to fulfill unexpected supply shortages within its local markets. For the twelve months ended December 31, 2016, USG&E’s largest state (New York) and utility market accounted for 26.4% and 7.5%, respectively, of net revenue and its top 25 customers across all markets represented less than 3% of net revenue. USG&E also benefits from our focus on mass market customers as they exhibit more consistent energy usage patterns during recessionary periods than large commercial and industrial users. As of January 31, 2017, USG&E’s customer base was comprised of 47% small to medium commercial RCEs and 53% residential RCEs with a commodity mix of 61% electric and 39% natural gas based on RCEs.

Sales-Driven Culture. USG&E has cultivated a sales-driven culture that incentivizes its internal and external sales force to maximize customer acquisitions. USG&E’s team of approximately 25 internal telemarketing sales representatives as well as third-party marketing vendors are primarily compensated based on successful sales and are not subject to any caps on the number of customer acquisitions, which results in unlimited earnings potential. This approach differentiates USG&E from many of its competitors who often manage their customer acquisition campaigns to a pre-determined target, thereby limiting the compensation upside of their sales force. Additionally, due to its focus on maximizing customer retention, USG&E promotes its top performing internal sales people to the customer re-enrollment team, which has reported a 34% success rate in re-enrolling dropped customers that were presented for retention during the twelve months ended December 31, 2016.

Proprietary Demand Forecasting System Leads to Purchasing Advantages. PAS is a proprietary bottoms-up electricity forecasting model that utilizes historical consumption patterns to forecast future electricity demand at the customer level adjusted for season, location and weather. PAS is currently achieving an accuracy rate of approximately 95%. USG&E’s access to such reliable demand forecasting allows it to minimize supply-demand imbalances and reduce our exposure to higher real-time supply prices during high-demand periods. In addition, such access allows USG&E to take advantage of real-time pricing during periods of low demand, when real-time pricing can be significantly lower than day-ahead pricing.

For natural gas, USG&E’s geographic scale offers a competitive advantage over LDUs that generally operate in a single market. USG&E is able to identify and purchase its supply at the most efficient price points available to it along the interstate natural gas pipelines.

High-Quality Customer Service. USG&E provides exceptional customer service that it believes differentiates USG&E from LDUs and other competitors. USG&E’s customers are supported by live, in-house customer service representatives, with third-party provided overflow resources (augmented by automated systems) who are trained as a part of its company policy to answer in-bound calls within 60 seconds. For the twelve months ended December 31, 2016, USG&E achieved a 94% success rate of meeting this goal and it performs multiple random audits throughout each day to ensure ongoing compliance. Respected as the voice of the customer, J.D. Power awarded its highest rankings to two subsidiaries of USG&E in its 2016 Retail Electric Provider Residential Customer Satisfaction Study. New Jersey Gas & Electric, Inc. and Maryland Gas & Electric, Inc. were both awarded “Highest in Residential Customer Satisfaction with Retail Electric Service in New Jersey and Maryland.” New Jersey Gas & Electric, Inc. was honored for this award for the second year in a row.

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Experienced Management Team. USG&E’s senior management team has significant industry and retail consumer business knowledge, with an average of over 24 years of relevant experience in retail energy sales, marketing, finance, operations, information technology and supply. The team is led by an executive team that has been with USG&E since 2008, which has a proven track record in the industry and grew the company organically and through acquisitions through multiple economic cycles.

Business Strategy

Expand and Diversify Sales Channels. USG&E currently employs telemarketing and door to door sales as its primary sales channels for mass markets and relies heavily on brokers and aggregators for larger commercial sales. USG&E intends to continue to optimize and expand its current channels, including a focus on the quality of sales, while launching several new channels over the next two years. These channels include, but will not be limited to direct mail, digital marketing, affiliate relationships, direct agent relationships, multi-level marketing partnerships and customer opt-in programs.

Improved Customer Journey. USG&E has invested heavily in our infrastructure in support of the customer lifecycle. The company continues to carefully examine its mass market customer demographics combined with their responses to USG&E’s offerings, communications and direct interactions. USG&E’s focus on the customer journey, from the point of sales contact through onboarding and provision of services, allows it to anticipate, not just react to, and target its customers’ needs. This approach continues to shift the makeup of USG&E’s customer base toward a larger percentage of higher income, well-educated customers living in single family dwellings with higher energy consumption who are less price sensitive.

Market Price of Equity and Dividends

USG&E Common Stock. There is no established public trading market for shares of USG&E common stock. As of December 31, 2016, there were 365 holders of record of USG&E common stock, on an as-if-converted basis. Dividends of approximately $18.1 million payable to holders of record of USG&E’s common stock, on an as-if-converted basis, and other contractual holders of dividend rights were declared during the fiscal year ended December 31, 2016. No such dividends were paid in the fiscal years ending December 31, 2015 and 2014.

USG&E Preferred Stock. There is no established public trading market for shares of USG&E preferred stock. Preferred stock dividends of $0.6 million were declared and paid in the fiscal years ending December 31, 2016, 2015 and 2014. For a more complete description of the different classes of preferred stock, see USG&E’s financial statements and related notes thereto included elsewhere in this Information Statement.

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SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA

The following table sets forth USG&E’s selected historical consolidated financial data as of and for the periods indicated. USG&E derived its selected historical consolidated financial data as of and for the years ended December 31, 2016, 2015 and 2014 from its audited consolidated financial statements, which are included elsewhere in this Information Statement.

	For and as of the Year Ended December 31,
	2016	2015	2014
	(in thousands, except percent data)
Statement of Operations Data:
Net sales:
Electricity	$190,624	$189,832	$242,303
Gas	64,759	66,643	105,551
Other	12	47	—
Total net sales	255,395	256,522	347,854

Operating costs and expenses:
Retail electricity	138,750	139,226	220,123
Retail gas	40,960	49,578	87,479
Other operating costs	76	12	35
Unrealized (gain) loss on derivatives	(10,167)	508	11,645
Depreciation, amortization, and depletion	2,861	2,871	3,070
Selling, general and administrative	44,733	39,046	39,591
Total operating costs and expenses	217,213	231,241	361,943

Operating income (loss)	38,182	25,281	(14,089)

Other expense:
Settlement and other losses	(7,730)	(974)	(4,872)
Interest & financing expense, net of interest income	(3,692)	(3,620)	(2,946)
Transaction expenses	(1,012)	(55)	(994)
Total other expense	(12,434)	(4,649)	(8,812)
Income before taxes	25,748	20,632	(22,901)
Income tax expense (benefit)	11,504	9,338	(8,478)
Net income (loss)	14,244	11,294	(14,423)
Loss attributable to noncontrolling interest	82	39	32
Net income (loss) attributable to USG&E	$14,326	$11,333	$(14,390)

Balance Sheet Data:
Cash and cash equivalents	$5,602	$15,975

Working capital (deficit)	$5,090	$374

Total assets	$104,814	$107,967

Net derivative asset (liability)	$300	$(9,998)

Subordinated debt, stockholder	$10,832	$10,700

Total liabilities	$76,889	$78,682

Total owner's equity	$27,925	$29,285

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USG&E MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

AND RESULTS OF OPERATIONS

The following USG&E Management’s Discussion and Analysis of Financial Condition and Results of Operations contains forward-looking statements that involve risks and uncertainties. See “Cautionary Note Regarding Forward-Looking Statements” elsewhere in this Information Statement. USG&E’s actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including those set forth under “Risk Factors” and elsewhere in this Information Statement. The following discussion should be read in conjunction with USG&E’s financial statements and related notes thereto included elsewhere in this Information Statement.

Overview

USG&E is a leading retail energy company with over 160 employees that sells electricity and natural gas in deregulated utility markets to residential and commercial customers. USG&E sources and schedules the transfer of energy from the point of purchase at the electrical grids and natural gas pipelines to the local utilities that ultimately deliver the energy to our customers. As of January 31, 2017, USG&E served over 375,000 RCEs in 62 utility markets across the following 11 states and the District of Columbia: Connecticut, Illinois, Indiana, Kentucky, Maryland, Massachusetts, Michigan, New Jersey, New York, Ohio and Pennsylvania. Nationally, USG&E operates under the brand ‘U.S. Gas & Electric’ and operates in various states under local brands, such as ‘New Jersey Gas & Electric’ and ‘Pennsylvania Gas & Electric,’ that promote consumer confidence and service reliability. USG&E’s customer base is primarily comprised of residential and commercial customers in territories with investment-grade POR and CUBS programs. The POR program contractually obligates certain utilities with investment-grade credit profiles to purchase without recourse USG&E’s customer receivables at discounts that range from approximately 0% - 3%. This converts USG&E’s portfolio of individual customer receivables into high quality utility receivables, thereby mitigating any material bad debt expense. USG&E also participates in the CUBS program, which allows its customers to receive one convenient consolidated utility bill that includes USG&E’s invoiced charges. As of January 31, 2017, 53% of USG&E’s RCEs were residential and 47% were commercial.

Basis of Presentation

USG&E operates on a fiscal year ending on December 31. Unless otherwise noted, all references to years in this Information Statement indicate fiscal years ended in December. The consolidated financial statements include the accounts of U.S. Gas & Electric, Inc. and its subsidiaries. All intercompany balances have been eliminated in consolidation.

Key Business Drivers

USG&E’s business primarily involves the sale of electricity and natural gas to residential and commercial customers under variable-priced and fixed-price contracts. The demand of USG&E’s products is correlated with weather conditions in areas that it serves with cold weather increasing natural gas demand and warm weather increasing electricity demand. Typically, when winters are colder or summers are warmer than expected, demand for energy is higher, resulting in greater consumption of electricity and natural gas. Likewise, when winters are warmer than expected and summers are cooler than expected, demand for energy is lower. Customer acquisition and retention are major drivers of USG&E’s continued growth. New fixed rate products will create additional opportunities to pursue new customers.

USG&E derives its gross margin from the difference between the price at which it sells the commodities to its customers and the cost it incurs to purchase the associated energy from its supplier and deliver it to the LDU’s distribution systems. Large fluctuations in commodity pricing may directly impact USG&E’s gross margins.

Net revenue

Gas Sales. As of December 31, 2016, USG&E had flowing natural gas RCEs of 137,604. USG&E sells natural gas to customers in the following eight states: Indiana, Kentucky, Maryland, Michigan, New Jersey, New York, Ohio and Pennsylvania. Demand for natural gas generally peaks in the winter. USG&E’s natural gas sales for the twelve months ended December 31, 2016 were $64.8 million.

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Electricity Sales. As of December 31, 2016, USG&E had flowing electricity RCEs of 226,185. USG&E sells electricity to customers in the following eight states and Washington D.C.: Connecticut, Illinois, Maryland, Massachusetts, New Jersey, New York, Ohio and Pennsylvania. Generally, demand for electricity peaks in the summer with a secondary peak during the winter. USG&E’s electricity sales for the twelve months ended December 31, 2016 were $190.6 million.

Operating Costs and Expenses

Cost of Retail Gas Sales. Cost of retail gas sales primarily relates to the cost of natural gas, including related capacity and transportation charges, that USG&E supplies to its customers. Increases in the number of customers, consumption per customer and commodity pricing increase its cost of sales.

Cost of Retail Electricity Sales. Cost of retail electricity sales primarily relates to the cost of electricity, including related capacity, transmission and ancillary charges, that USG&E supplies to its customers, . Increases in the number of customers, consumption per customer and increases in commodity pricing increase its cost of sales.

Unrealized (Gain) Loss on Derivatives. USG&E enters into derivative instruments to hedge portions of its commodity and capacity purchases for its retail gas and electricity sales, which if material are recorded at fair value, with unrealized gains and losses reported each period. See a further discussion in the section titled “Summary of Significant Accounting Policies” on page 93.

Depreciation, Amortization and Depletion. Depreciation, amortization and depletion reflect expenses for all USG&E-owned property and equipment, software, intangible assets and depletion of the natural gas properties held by the Drilling Companies.

Selling, General and Administrative. Selling expense consists primarily of commissions paid to USG&E’s internal and external sales force, as well as other marketing costs incurred to acquire customers. General and administrative expenses consist primarily of expenses related to compensation and benefits for executive officers and all non-sales management and staff, rent, electronic data interchange and other information technology costs, travel & entertainment, professional fees and other general overhead expenses.

Other Expense

Settlement and Other Losses. Settlement and other losses consists primarily of the impact of settlements of legal matters relating to the aftermath of the polar vortex and to a lesser extent, other settlements and losses related to various legal matters, taxing authorities and forgiveness of note receivable from a former officer. See a further discussion in the sections titled “Impact of Adverse Weather Conditions” and “Commitments and Contingencies” on pages F-44 and F-45, respectively.

Interest and Financing Expense, Net of Interest Income. Interest and financing expense consists primarily of interest to MVC for the subordinated debt, but also includes other finance charges for available unused credit, surety bonding, equipment leasing and letters of credit. Non-cash finance charges for changes in the valuation of warrants and amortization of deferred finance charges are also included.

Transaction Expenses. USG&E has explored various strategies with other parties, which have resulted in significant costs. These costs have been expensed as incurred.

How USG&E Evaluates Its Operations

	As of December 31,
	2016	2015	2014
	(in thousands)
Adjusted EBITDA	$35,467	$32,342	$30,307

Retail Gross Margin - Overall	$75,673	$67,671	$40,188

Retail Gross Margin - Gas	$23,799	$17,065	$18,008

Retail Gross Margin - Electric	$51,874	$50,606	$22,180

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Adjusted EBITDA. We define USG&E’s “Adjusted EBITDA” as EBITDA less (i) net unrealized gain on derivative instruments, plus (ii) net unrealized loss on derivative instruments, (iii) non-cash or non-recurring executive compensation expense, (iv) any adjustments for unusual one-time significant events, and (v) other non-operating items. EBITDA is defined as net income (loss) before provision for income taxes, interest expense and depreciation and amortization.

USG&E deducts its net gains (losses) on derivative instruments, excluding current period realized settlements, from the Adjusted EBITDA calculation in order to remove the non-cash impact of net gains and losses on derivative instruments. USG&E also deducts other non-operating, non-recurring or non-cash items, including settlement costs, loss on shut down of subsidiary , forgiveness of former officer’s note receivable, transaction expenses, legal and other expenses for polar vortex-related regulatory matters, expenses incurred in connection with significant, one-time system implementations, and share-based and deferred compensation expenses.

We believe that the presentation of USG&E’s Adjusted EBITDA provides information useful to investors in assessing USG&E’s liquidity and financial condition and results of operations and that Adjusted EBITDA is also useful to investors as a financial indicator of USG&E’s ability to incur and service debt, pay dividends and fund capital expenditures. Adjusted EBITDA is a supplemental financial measure that management and external users of our combined and consolidated financial statements, such as industry analysts, investors, commercial banks and rating agencies, use to assess the following:

•	our combined operating performance as compared to other publicly traded companies in the retail energy industry, without regard to financing methods, capital structure or historical cost basis;

•	the ability of our combined assets to generate earnings sufficient to support cash dividends, if any; and

•	our ability to fund capital expenditures, customer acquisition costs, and incur and service debt.

Retail Gross Margin. We define USG&E’s retail gross margin as operating income (loss) plus (i) depreciation and amortization expenses, and (ii) selling, general and administrative expenses, less (iii) net unrealized gains (losses) on derivative instruments. Retail gross margin is included as a supplemental disclosure because it is a primary performance measure used by USG&E’s management to determine the performance of its retail natural gas and electricity business by removing the impacts of net unrealized income (loss) of its hedging activities.

The GAAP measure most directly comparable to Adjusted EBITDA is net income (loss). The GAAP measure most directly comparable to Retail Gross Margin is operating income (loss). Both of “Retail Gross Margin – Gas” and “Retail Gross Margin – Electric” are components of “Retail Gross Margin – Overall”. USG&E’s non-GAAP financial measures of Adjusted EBITDA and Retail Gross Margin should not be considered as alternatives to net income (loss), net cash provided by operating activities, or operating income (loss). Adjusted EBITDA and Retail Gross Margin are not presentations made in accordance with GAAP and have important limitations as analytical tools. You should not consider Adjusted EBITDA or Retail Gross Margin in isolation or as a substitute for analysis of USG&E’s results as reported under GAAP. Because Adjusted EBITDA and Retail Gross Margin exclude some, but not all, items that affect net income (loss) and net cash provided by operating activities, and are defined differently by different companies in USG&E’s industry, our definition of Adjusted EBITDA and Retail Gross Margin may not be comparable to similarly titled measures of other companies.

USG&E management compensates for the limitations of Adjusted EBITDA and Retail Gross Margin as analytical tools by reviewing the comparable GAAP measures, understanding the differences between the measures and incorporating these data points into management’s decision-making process.

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The following table presents a reconciliation of USG&E’s net income (loss) to Adjusted EBITDA for each of the periods indicated.

	Year Ended December 31,
	2016	2015	2014
	(in thousands)
Reconciliation of Net Income (Loss) to Adjusted EBITDA:
Net income (loss)	$14,244	$11,293	$(14,423)
Interest and financing expense, net of interest income	3,692	3,620	2,946
Income tax expense (benefit)	11,504	9,338	(8,478)
Depreciation, amortization and depletion	2,861	2,871	3,070
EBITDA	32,301	27,122	(16,885)

Other EBITDA adjustments:
Unrealized (gain) loss on derivatives	(10,167)	508	11,645
Settlement and other losses	7,798	974	3,380
Information systems implementation expenses	1,390	42	33
Transaction expenses	1,012	55	994
MVC management and debt service fees	958	700	700
Polar vortex related expenses	816	1,136	2,372
Impact of polar vortex (1)	—	—	24,152
Consolidation of position compensation and legal expenses	722	1,189	2,533
Share based and deferred compensation	637	616	(109)
Loss from shutdown of subsidiary	—	—	1,492
Adjusted EBITDA	$35,467	$32,342	$30,307

(1) Management used historical sales, costs, refunds, increased commodity prices and volumes to estimate the impact of the polar vortex on its operations.

The following table presents a reconciliation of USG&E’s operating income (loss) to Retail Gross Margin for each of the periods indicated.

	Year Ended December 31,
	2016	2015	2014
	(in thousands)
Reconciliation of Operating Income (Loss) to Retail Gross Margin:
Operating income (loss)	$38,182	$25,281	$(14,089)
Adjustments:
Selling, general and administrative	44,733	39,046	39,591
Depreciation, amortization and depletion	2,861	2,871	3,070
Unrealized (gain) loss on derivatives	(10,167)	508	11,645
Other non-retail activities, net	64	(35)	(29)
Retail Gross Margin - Overall	$75,673	$67,671	$40,188

Retail Gross Margin - Gas	$23,799	$17,065	$18,008

Retail Gross Margin - Electric	$51,874	$50,606	$22,180

Critical Accounting Estimates

Accrued receivables consist of amounts due from customers for gas and electric demand that has been consumed by the end of the accounting period, but for which USG&E has not yet submitted an invoice due to the customers’ billing cycle dates. Management estimates the projected usage and billing rates for the days from the customer’s last billing date to month end based on invoicing generated subsequent to month end and other judgments and assumptions.

Imbalance (liabilities) receivables arise when USG&E has (deficit) surplus deliveries to the utility companies in the case of gas and the independent system operators in the case of electricity based on actual customer consumption. Management estimates the imbalances on a monthly basis and depends on judgment and certain underlying assumptions in making these estimates.

USG&E offers products that may involve rebates when certain conditions are met by the customer. Management estimates the rebates liability on a monthly basis and must use judgment and certain underlying assumptions in making these estimates.

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Management’s estimate of the allowance for doubtful accounts is based on periodic reviews of accounts receivable for collectability. Management must use judgment and certain underlying assumptions in making these estimates.

Other items subject to significant estimate include, but are not limited to, potential impairments of intangible assets and goodwill, accounting for derivative instruments and obligations incurred in connection with the purchase of electricity and gas. See a further discussion of these and other policies in the section titled “Summary of Significant Accounting Policies” on page 93.

Results of Operations

Year Ended December 31, 2016 Compared to the Year Ended December 31, 2015

	Year Ended December 31,		Increase (Decrease)
	2016	2015	2016 vs 2015
	(in thousands, except percent data)
Statement of Operations Data:
Net sales:
Electricity	$190,624	$189,832	$792	0.4%
Gas	64,759	66,643	(1,884)	(2.8%)
Other	12	47	(35)	(74.5%)
Total net sales	255,395	256,522	(1,127)	(0.4%)

Operating costs and expenses:
Retail electricity	138,750	139,226	(476)	(0.3%)
Retail gas	40,960	49,578	(8,618)	(17.4%)
Other operating costs	76	12	64	NM
Unrealized (gain) loss on derivatives	(10,167)	508	(10,675)	NM
Depreciation, amortization, and depletion	2,861	2,871	(10)	(0.3%)
Selling, general and administrative	44,733	39,046	5,687	14.6%
Total operating costs and expenses	217,213	231,241	(14,028)	(6.1%)

Operating income	38,182	25,281	12,901	51.0%

Other expense:
Settlement and other losses	(7,730)	(974)	6,756	NM
Interest & financing expense, net of interest income	(3,692)	(3,620)	72	2.0%
Transaction expenses	(1,012)	(55)	957	NM
Total other expense	(12,434)	(4,649)	7,785	167.5%
Income before taxes	25,748	20,632	5,116	24.8%
Income tax expense	11,504	9,338	2,166	23.2%
Net income	14,244	11,294	2,950	26.1%
Loss attributable to noncontrolling interest	82	39	43	NM
Net income attributable to USG&E	$14,326	$11,333	$2,993	26.4%

NM - Not Meaningful

Net Income. Net income was $14.2 million for 2016, compared to $11.3 million for 2015, which represents an increase of $3.0 million or 26.1%.

Total Net sales. Net sales were $255.4 million for 2016, compared to $256.5 million for 2015, which represents a decrease of $1.1 million or 0.4%.

-	Electric. Electric sales was $190.6 million for 2016, compared to $189.8 million for 2015, which represents an increase of $0.8 million or 0.4%. The increase in electric sales was primarily attributed to a 12% increase in electric volume offset by a 10% decrease in the average sales price.
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-	Gas. Gas revenue was $64.8 million for 2016, compared to $66.6 million for 2015, which represents a decrease of $1.8 million or 2.8%. During 2015, the Michigan markets had a change in revenue recognition from recognizing revenue based on delivery to customer consumption, which is the industry standard; the impact of this change in accounting estimate was a reduction of 2015 volume by 8.3% and revenue by $5.8 million. The overall decrease in gas revenue was attributable to 1% lower volumes, primarily due to the change in the revenue recognition method and unfavorable weather, despite growth in the customer base, and a 2% decrease in the average sales price.

Cost of Goods Sold. Cost of goods sold was $179.8 million for 2016, compared to $188.8 million for 2015, which represents a decrease of $9.0 million or 4.8%. As a percentage of net revenue, cost of goods sold was 70.4% for 2016, compared to 73.6% for the same period in 2015. Cost of goods sold as a percentage of net revenue increased primarily due to increased average gas unit margins, offset by lower average electric margins.

-	Electric. Cost of retail electricity sales was $138.8 million for 2016, compared to $139.2 million for 2015, which represents a decrease of $0.5 million or 0.3%, primarily due to lower commodity market prices, offset by the 12% increase in volume.

-	Gas. Cost of retail gas sales was $41.0 million for 2016, compared to $49.6 million for 2015, which represents a decrease of $8.6 million or 17.4%, primarily due to lower commodity market prices and the change in revenue recognition accounting method. The impact of the change in accounting method was to reduce 2015 cost of retail gas sales by $4.1 million.

Selling, General and Administrative Expenses. Selling, general and administrative expenses were $44.7 million for 2016, compared to $39.0 million for 2015, which represents an increase of $5.7 million or 14.6%. The increase was primarily due to increases in marketing expenses, as a result of increased customer sales activity and higher customer acquisition costs, and residual commissions, as a result of an increase in large commercial and door-to-door accounts, and to a lesser extent, higher payroll, printing and postage, professional fees, IT expenses and other expenses, offset by lower bonus accrual, rent and business taxes.

Depreciation, Amortization and Depletion. Depreciation, amortization and depletion expenses were $2.9 for 2016 and 2015.

Unrealized Gain / Loss on Derivatives. Unrealized gain on derivatives was $10.2 million for 2016, compared to an unrealized loss of $0.5 million for 2015, due to the increase in the fair value of the hedge contracts that remained unsettled at December 31, 2016, when compared to the hedge contracts that remained unsettled at December 31, 2015.

Other Expense. Other expense was $12.4 million for 2016, compared to $4.7 million for 2015, which represents an increase of $7.8 million or 167.5%. The increase was primarily due to increased settlement and other losses and transaction expenses.

Income Taxes. Income taxes were $11.5 million for 2016, compared to $9.3 million for 2015, which represents an increase of $2.2 million or 23.2%. The increase is attributable to higher levels of pre-tax income. Our effective tax rate was 44.7% for 2016 and 45.3% for 2015.

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Year Ended December 31, 2015 Compared to the Year Ended December 31, 2014

	Year Ended December 31,		Increase (Decrease)
	2015	2014	2015 vs 2014
	(in thousands, except percent data)
Statement of Operations Data:
Net sales:
Electricity	$189,832	$242,303	$(52,471)	(21.7%)
Gas	66,643	105,551	(38,908)	(36.9%)
Other	47	—	47	NM
Total net sales	256,522	347,854	(91,332)	(26.3%)

Operating costs and expenses:
Retail electricity	139,226	220,123	(80,897)	(36.8%)
Retail gas	49,578	87,479	(37,901)	(43.3%)
Other operating costs	12	35	(23)	(65.7%)
Unrealized loss on derivatives	508	11,645	(11,137)	(95.6%)
Depreciation, amortization, and depletion	2,871	3,070	(199)	(6.5%)
Selling, general and administrative	39,046	39,591	(545)	(1.4%)
Total operating costs and expenses	231,241	361,943	(130,702)	(36.1%)

Operating income (loss)	25,281	(14,089)	39,370	279.4%

Other expense:
Settlement and other losses	(974)	(4,872)	(3,898)	(80.0%)
Interest & financing expense, net of interest income	(3,620)	(2,946)	674	22.9%
Transaction expenses	(55)	(994)	(939)	(94.5%)
Total other expense	(4,649)	(8,812)	(4,163)	(47.2%)
Income before taxes	20,632	(22,901)	43,533	190.1%
Income tax expense (benefit)	9,338	(8,478)	17,816	210.1%
Net income (loss)	11,294	(14,423)	25,717	178.3%
Loss attributable to noncontrolling interest	39	33	6	NM
Net income (loss) attributable to USG&E	$11,333	$(14,390)	$25,723	178.8%

NM - Not Meaningful

Net Income. Net income was $11.3 million for 2015, compared to a net loss of $14.4 million for 2014, which represents an increase of $25.7 million or 178.3%.

Total Net sales. Net sales were $256.5 million for 2015, compared to $347.9 million for 2014, which represents a decrease of $91.3 million or 26.3%.

-	Electric. Electric sales was $189.8 million for 2015, compared to $242.3 million for 2014, which represents a decrease of $52.5 million or 21.7%. The decrease in electric sales was attributable to a 13% decrease in electric volume, primarily due to warmer winter weather and a loss of customers in the aftermath of the polar vortex, and an 11% decrease in the average sales price, as lower commodity market prices were partially offset by higher average unit margins.

-	Gas. Gas sales was $66.6 million for 2015, compared to $105.6 million for 2014, which represents a decrease of $38.9 million or 36.9%. During 2015, the Michigan markets had a change in revenue recognition from recognizing revenue based on delivery to customer consumption, which is the industry standard; the impact of this change in accounting estimate was a reduction of 2015 volume by 8.3% and revenue by $5.8 million. The decrease in gas revenue was attributable to 21% lower
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volumes, primarily due to much warmer winter weather and the change in accounting method, and a 20% decrease in the average sales price, as lower commodity market prices were partially offset by higher average unit margins.

Cost of Goods Sold. Cost of goods sold was $188.8 million for 2015, compared to $307.6 million for 2014, which represents a decrease of $118.8 million or 38.6%. The decrease (in absolute dollar terms) was mainly attributed to higher sales levels and higher commodity market prices in 2014. Cost of goods sold as a percentage of net revenue decreased to 73.6% for 2015, from 88.4% for the same period in 2014 primarily due to increased average electric unit margins.

-	Electric. Cost of retail electricity sales was $139.2 million for 2015, compared to $220.1 million for 2014, which represents a decrease of $80.9 million or 36.8%. The decrease in the cost of retail electricity sales is primarily due to the 13% lower volumes, as well as lower commodity market prices, offset by higher average unit margins.

-	Gas. Cost of retail gas sales was $49.6 million for 2015, compared to $87.5 million for 2014, which represents a decrease of $37.9 million or 43.3%. The decrease in the cost of retail gas sales is primarily due to the 21% lower volumes, as well as lower commodity market prices. The impact of the change in accounting method was to reduce 2015 cost of retail gas sales by $4.1 million.

Selling, General and Administrative Expenses. Selling, general and administrative expenses were $39.0 million for 2015, compared to $39.6 million for 2014, which represents a decrease of $0.5 million or 1.4%. The decrease was primarily due to lower payroll, temporary labor related to the polar vortex, travel and entertainment and various other office expenses, offset by increases in marketing expenses, as a result of increased customer sales activity and higher customer acquisition costs, and bonus accrual.

Depreciation, Amortization and Depletion. Depreciation, amortization and depletion expenses were $2.9 for 2015, compared to $3.1 million for 2014, which represents a decrease of $0.2 million or 6.5%.

Other Expense. Other expense was $4.7 million for 2015, compared to $8.8 million for 2014, which represents a decrease of $4.2 million or 47.2%. The decrease was primarily due to decreased settlement costs and other losses and transaction expenses, offset by an increase in financing costs.

Income Taxes. Income tax expense was $9.3 million for 2015, compared to an $8.5 million income tax benefit for 2014, which represents an increase of $17.8 million or 210.1%. The increase is primarily attributable to higher levels of pre-tax income, as a pre-tax loss was realized in 2014, combined with state income tax audit settlement reserves established in 2015. Our effective tax rate was 45.3% for 2015 and 37.0% for 2014.

Liquidity & Capital Resources

USG&E’s liquidity requirements fluctuate with its customer acquisition costs, collateral posting requirements on its derivative instruments portfolio, distributions, the effects of the timing between payments of payables and receipts of receivables, including bad debt receivables, and general working capital needs for ongoing operations. Borrowings under the Senior Credit and Supply Facilities are also subject to material variations on a seasonal basis due to the timing of commodity purchases to satisfy required natural gas inventory purchases and to meet customer demands during periods of peak usage. Moreover, estimating USG&E’s liquidity requirements is highly dependent on our customers’ actual consumption patterns, which are affected by changes in the weather and other factors, then-current market conditions, including forward prices for natural gas and electricity, and market volatility.

Primary sources of liquidity are cash generated from operations and borrowings under USG&E’s Senior Credit and Supply Facilities.

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The following table details USG&E’s total liquidity as of the date presented, giving effect to the completion of the Consolidation and the borrowing of $10.0 million to redeem its Series L preferred stock (in thousands):

December 31,
2016
Cash and cash equivalents	$5,602
Revolving Facility availability (1)	25,000
Short-term deferral of commodity payables	10,000
Total liquidity	$40,602

(1) Total borrowings and commitments under the facility are available at advance rates from 80% - 100% of certain eligible assets, including cash, prepaid storage gas, accounts receivable, accrued receivables, imbalance receivables and the value of customer contracts, as defined in the facility documents ("credit base"). The availability under this facility changes each period, whereby availability in the future could differ materially.

(2) The Facility provides for a 30 day deferral of up to $10.0 million in commodity trade payables.

Based upon USG&E’s current plans, level of operations and business conditions, its management believes that cash on hand, cash generated from operations, and available borrowings under the Senior Credit and Supply Facilities will be sufficient to meet its capital requirements and working capital needs for the next twelve months. In addition, USG&E management believes that cash generated from these sources will be sufficient to pay required tax assessments, legal settlements, and service its debt obligations for the next twelve months. However, the financing of any additional growth through acquisitions in 2017 may require equity financing and/or further expansion of the Senior Credit and Supply Facilities to accommodate such growth.

Cash Flows

The following table provides a summary of cash flow data:

	Year Ended December 31,
	2016	2015	2014
	(in thousands)
Cash Flow Data:
Cash and cash equivalents,
beginning of period	$15,975	$153	$303
Net cash provided by operating activities	10,320	22,531	10,397
Net cash provided by (used in) investing
activities	(781)	(1,626)	1,068
Net cash used in financing activities	(19,912)	(5,083)	(11,615)
Cash and cash equivalents,
end of period	$5,602	$15,975	$153

As of December 31, 2016, we had $12.5 million of total indebtedness, which includes $10.8 million of subordinated debt owed to MVC and $1.7 million of indebtedness for an equipment note and capital lease obligation.

Cash Flow from Operating Activities

For the year ended December 31, 2016, USG&E generated $10.3 million of cash from operating activities, primarily related to strong operating results reflected by net income of $14.2 million and depreciation and amortization of $2.9 million, offset by an unrealized gain on derivatives of $10.2 million. In addition, other adjustments to reconcile net income to cash flows from operations were increases related to other non-cash losses of $0.1 million, forgiveness of promissory note of $1.6 million, deferred income taxes of $3.9 million, amortization of deferred financing costs of $0.3 million, share based compensation of $0.6 million, fair value of warrants of $1.0

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million, paid-in-kind interest of $0.3 million and deferred consulting fees of $0.3 million. USG&E also had an increase in net working capital, excluding cash, debt, derivative assets and liabilities and items already adjusted for in cash flow from operations, of $4.6 million.

For the year ended December 31, 2015, USG&E generated $22.5 million of cash from operating activities, primarily related to strong operating results reflected by net income of $11.3 million, depreciation and amortization of $2.9 million and unrealized loss on derivatives of $0.5 million. In addition, other adjustments to reconcile net income to cash flows from operations were increases related to amortization of deferred financing costs of $0.3 million, share based compensation of $0.6 million and paid-in-kind interest of $1.1 million, and a decrease related to deferred income taxes of $0.9 million. USG&E also had a decrease in net working capital, excluding cash, debt, derivative liabilities and items already adjusted for in cash flow from operations, of $6.8 million.

For the year ended December 31, 2014, USG&E generated $10.4 million of cash from operating activities, primarily related to poor operating results, resulting from the impact of the polar vortex on the business, reflected by a net loss of $14.4 million, offset by an unrealized loss on derivatives of $11.6 million and depreciation and amortization of $3.1 million. Other adjustments included a decrease related to deferred income taxes of $5.7 million, and increases related to loss on asset impairment of a subsidiary of $1.0 million, amortization of deferred financing costs of $0.6 million and paid-in-kind interest of $0.4 million. USG&E also had a decrease in net working capital, excluding cash, debt, derivative liabilities and items already adjusted for in cash flow from operations, of $13.8 million.

Cash Flow from Investing Activities

Cash used in investing activities primarily related to the purchase of capital expenditures of $0.8 million and $1.6 million for the years ended December 31, 2016 and 2015, respectively.

For the year ended December 31, 2014, USG&E generated $1.1 million of cash from investing activities. Cash received for refunds of security deposits and other assets of $3.9 million was offset by cash paid for the purchase of capital expenditures of $1.7 million and for an acquisition of $1.2 million.

Cash Flow from Financing Activities

For the year ended December 31, 2016, USG&E used $19.9 million in financing activities. This use of cash was primarily related to payments on notes to former officers of $1.0 million, payments of Macquarie warrant dividend rights of $1.1 million, common stock dividends of $16.6 million, preferred stock dividends of $0.6 million and payments on other debt of $0.6 million.

For the year ended December 31, 2015, USG&E used $5.1 million in financing activities. This use of cash was primarily related to payments on notes to former officers of $3.8 million, preferred stock dividends of $0.6 million and payments on other debt of $0.7 million.

For the year ended December 31, 2014, USG&E used $11.6 million in financing activities. This use of cash was primarily related to net payments on its revolving line of credit of $2.9 million, payments of Macquarie deferred warrant dividend rights of $0.5 million, stock repurchases from a former officer of $3.0 million, preferred stock dividends of $0.6 million and payments on other debt of $4.6 million.

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Tabular Disclosure of Contractual Obligations

The following table summarizes USG&E’s contractual obligations and commitments as of December 31, 2016 giving effect to the completion of the Consolidation and the borrowing of $10.0 million to pay its holder of Series L Stock (in thousands):

	Payments Due by Period
	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years
Operating leases	$7,314	$892	$2,796	$2,034	$1,592
Senior Revolving Facility (1)	10,000	10,000	—	—	—
MVC Sub Debt (2)	7,500	—	7,500	—	—
MVC Promissory Note (3)	3,000	—	3,000	—	—
Estimated interest payments (4)	3,625	1,390	2,235	—	—
Capital lease obligations	1,002	313	689	—	—
Equipment lease obligations	682	227	455	—	—
Total	$33,123	$12,822	$16,675	$2,034	$1,592

(1) Represents the borrowing of $10.0 million to pay its holders of Series L Stock. Commitment fees for the unused portion of the facility and debt service fees are not included.
(2) Bearing interest at 13% per annum.
(3) Bearing interest at 14% per annum (10% in cash with 4% paid-in-kind monthly).
(4) Includes $0.5 million accrued paid-in-kind.

The table above excludes (i) $1.8 million liquidity event contingent payments to current senior management for deferred and liquidity event bonuses resulting from the Consolidation and (ii) the impact of NG and Power hedges due to the derivative instruments recorded at a net asset position as of December 31, 2016.

Off-balance Sheet Arrangements

Under the terms of the revolving sub facility of USG&E’s Credit and Supply Facilities, it has outstanding letters of credit issued to meet its collateral posting requirements for various LDUs, public service and utility commissions, pipelines and its surety bond underwriter. USG&E pays interest at the rate of LIBOR plus 5.5% on outstanding letters of credit issued under the sub facility. As of December 31, 2016, the amount of these letters of credit outstanding was $8.0 million.

USG&E posts surety bonds to meet certain collateral posting requirements. As of December 31, 2016, the amount of these outstanding surety bonds was $16.8 million, for which USG&E issued $4.5 million in letters of credit (of the total $8.1 million outstanding) as underlying collateral.

Quantitative and Qualitative Disclosures about Market Risk

USG&E’s primary exposure to market risk is in the pricing applicable to its electricity and natural gas. Pricing for electricity and natural gas purchases has been volatile and unpredictable for several years, and USG&E expects this volatility to continue in the future. The prices USG&E pays for commodity purchases depend on many factors outside of its control, including volatility in the differences between product prices at sales points and the applicable index price.

To partially reduce price risk caused by these market fluctuations, USG&E uses derivatives covering a significant portion of its electricity and natural gas purchases as part of its risk management program. Reducing its exposure to price volatility helps USG&E ensure that it has adequate funds available for its capital programs and customer acquisition activities. USG&E’s decision on the quantity and price at which it chooses to hedge its purchases is based in part on its view of current and future market conditions. While hedging limits the downside risk of adverse price movements, it also may limit future profits from favorable price movements. The use of hedging transactions also involves the risk that a counterparty, which generally is Macquarie, will be unable to meet the financial terms of such transactions.

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Summary of Significant Accounting Policies

Principles of Consolidation. The consolidated financial statements include the accounts of U.S. Gas & Electric, Inc., its wholly-owned subsidiaries, USG&E Solar, Inc., American Power Partners, LLC and Energy Services Providers, Inc. and its wholly-owned subsidiaries: Massachusetts Gas & Electric, Inc., Connecticut Gas & Electric, Inc., Creative Marketing Resources, Inc., Texas Gas & Electric, Inc. and Kansas State Gas & Electric, Inc.; and USG&E Drilling I, LLC, USG&E Drilling II, LLC and USG&E Drilling III, LLC, which are variable interest entities for which the USG&E is considered the primary beneficiary.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ materially from those estimates. Items subject to significant estimate include, but are not limited to, revenue, accrued and unbilled accounts receivable, unearned revenue, rebates, potential impairments of intangible assets and goodwill, derivative instruments, share based compensation and obligations incurred in connection with the purchase of electricity and gas.

Revenue Recognition. Revenues from the sale of natural gas and electricity are recognized when the gas or electricity is consumed by the customer.

USG&E offers a rebate to qualifying customers. These rebates are recorded as a reduction of revenue and are estimated and reserved over the period in which the customer earns the discount. Information considered in developing the estimated reserves include rebate criteria and continued customer eligibility patterns. Estimates of rebates are subject to change in future periods to the extent management determines it necessary to make adjustments based on information that is available at that time.

Accrued and Unbilled Receivables. Accrued and unbilled receivables consist of two components: (a) amounts due from customers for gas and electric that has been consumed but for which USG&E has not submitted an invoice due to the timing of the customers’ billing cycle; and (b) amounts relating to noncancelable contracts executed prior to the end of each month for the purchase and resale of natural gas to be consumed in the subsequent month.

Goodwill and Intangible Assets. Under FASB ASC 350, Intangibles—Goodwill and Other, goodwill and other intangible assets with indefinite lives are not amortized, but are reviewed annually for impairment. Acquired intangibles with definite lives are amortized over their useful lives. On at least an annual basis, USG&E management assesses whether there has been any impairment in the value of goodwill or intangible assets with indefinite lives. If a quantitative analysis of the circumstances indicates that an impairment is more likely than not, an analysis is conducted by comparing the fair value to the net carrying value of the applicable reporting unit. If the carrying value exceeds the estimated fair value, an impairment loss is recognized if the implied fair value of the asset tested is less than its carrying value.

Long-Lived Assets. USG&E evaluates its long-lived assets for possible impairment whenever circumstances indicate that the carrying amount of the asset, or related group of assets, may not be recoverable from estimated future cash flows. If circumstances suggest the recorded amounts cannot be recovered, based upon estimated future undiscounted cash flows, the carrying values of such assets are reduced to fair value.

Income Taxes. USG&E accounts for its income taxes using FASB ASC 740, Income Taxes. Under FASB ASC 740, deferred tax liabilities are recognized for future taxable amounts and deferred tax assets are recognized for future deductions and operating loss carry forwards. A valuation allowance is recognized, if deemed applicable, to reduce the net deferred tax assets to amounts that are more likely than not to be realized. FASB ASC 740 also requires companies to evaluate and account, if necessary, for uncertain positions taken on open income tax returns and positions expected to be taken in a soon to be filed tax return. The standard discusses the recognition threshold methodology for financial statement recognition and guidance on de-recognition, classification, interest and penalties and disclosure. In addition, USG&E routinely assesses uncertain tax positions and, if applicable, accrues for tax positions that are not more-likely-than-not to be sustained upon examination by taxing authorities.

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Derivatives. USG&E purchases fixed-priced, forward, New York Mercantile Exchange natural gas swap contracts and other instruments (the ‘‘NG Hedges’’) and similar financial instruments for power (the ‘‘Power Hedges’’) from Macquarie Energy to hedge commodity price volatility. The NG Hedges are net settled three business days prior to the start of the contract month, and the net increase/(decrease) in the settled value of the contract is received from/(paid to) Macquarie Energy in the following month. The Power Hedges settle on a daily basis against the various ISO’s day-ahead market prices and are net settled with Macquarie Energy on the last day of the month after the flow month.

These contracts are considered derivative instruments under the guidance for derivative instruments and hedging activities, and, if material, are recorded at fair value in the USG&E’s consolidated financial statements with unrealized gains and losses reported in the statement of operations.

Fair Value of Financial Instruments. The respective carrying value of USG&E’s financial instruments approximates their fair values. These instruments include cash and cash equivalents, accounts receivable, accounts payable, accrued expenses and debt. Carrying values are assumed to approximate fair values for those financial instruments, which are short-term in nature or are receivable or payable on demand. USG&E estimates the fair value of debt based on current rates offered to them for debt of comparable maturities and similar collateral requirements. The accounting guidance on fair value measurements and disclosures establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. The hierarchy is broken down into three levels based on the reliability of the inputs as follows:

1.	Level 1 Inputs – Quoted prices (unadjusted) in active markets for identical assets or liabilities.

2.	Level 2 Inputs – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.

3.	Level 3 Inputs – Inputs that are unobservable for the asset or liability.

Assets and liabilities that are recorded at fair value have been categorized based upon the fair value hierarchy. USG&E’s Level 1 items would consist of any assets or liabilities recorded related to certain of the NG Hedges, if material. USG&E’s Level 2 items would consist of any assets or liabilities recorded related to certain other NG Hedges and the Power Hedges, if material. USG&E estimates forward contract prices for the NG Hedges and Power Hedges using data from various sources, including independent exchanges, brokers, ISO auctions, historical observation and settlement reports from Macquarie. USG&E’s Level 3 items consist of the warrants issued to Macquarie; stock appreciation rights (“the SARs”), other shared-based rights and deferred bonuses issued to members of management and intangible assets.

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UNAUDITED PRO FORMA CONDENSED COMBINING FINANCIAL INFORMATION

Unaudited Pro Forma Condensed Combining Financial Statements of the Company and USG&E

The following unaudited pro forma condensed combining financial statements give effect to the Consolidation of the Company with USG&E, in a transaction to be accounted for as a reverse acquisition, with USG&E being deemed the acquiring company for accounting purposes. USG&E is considered the accounting acquirer even though the Company will be the issuer of the Consideration Shares in connection with the Consolidation.

The unaudited pro forma combining balance sheet as of December 31, 2016 and the unaudited pro forma combining statement of operations for the year ended December 31, 2016 presented herein are based on the historical financial statements of USG&E and the Company after giving effect to the proposed Consolidation (for accounting purposes) of the Company by USG&E and the assumptions and adjustments described in the accompanying notes to these unaudited pro forma combining financial statements.

USG&E is considered to be the acquiring company for accounting purposes and the Consolidation will be accounted for by USG&E as a reverse acquisition under the acquisition method of accounting for business combinations due to the following factors:

•	The USG&E stockholders are anticipated to beneficially own, exclusive of any existing shareholding in the Company, approximately 76.8% of the fully-diluted capitalization of the Company immediately following completion of the Consolidation;

•	MVC, which is presently the controlling shareholder of USG&E will, as the controlling shareholder of the Company, have the right to appoint a majority of the directors of the Company and, following a ten-month transition period from the Initial Closing, will thereafter be entitled to appoint all of the members of the Board; and

•	The relative size of USG&E assets, revenues and earnings are significantly larger as compared to the Company.

Accordingly, the consideration provided by the Company in connection with the Consolidation, for accounting purposes, will consist of the Equus common stock to be held by the historic USG&E stockholders immediately following the completion of the Consolidation. Assets and liabilities of the Company will be measured at fair value and added to the assets and liabilities of USG&E, and the historical results of operations of the Company and USG&E will be reflected in the results of operations of the Company following the Consolidation. The unaudited pro forma combining balance sheet as of December 31, 2016 gives effect to the proposed Consolidation as if it occurred on December 31, 2016, and combines the historical balance sheets of USG&E and the Company. The unaudited pro forma combining statement of operations for the year ended December 31, 2016 is presented as if the Consolidation was consummated on January 1, 2016, and combines the historical results of USG&E and the Company for the year ended December 31, 2016.

The unaudited pro forma combining financial statements were prepared in accordance with GAAP and with the regulations of the Securities Exchange Commission. The pro forma adjustments reflecting the completion of the Consolidation are based upon the acquisition method of accounting in accordance with GAAP and upon the assumptions set forth in the notes to the unaudited pro forma combining financial statements.

The historical financial data has been adjusted to give pro forma effect to events that are (i) directly attributable to the Consolidation, (ii) factually supportable, and (iii) with respect to the statement of operations, expected to have a continuing impact on the combined results. The pro forma adjustments are preliminary and based on management's estimates of the fair value and useful lives of the assets acquired and liabilities assumed and have been prepared to illustrate the estimated effect of the Consolidation and certain other adjustments.

The USG&E consolidated balance sheet and consolidated statement of operations information as of and for the year ended December 31, 2016 were derived from its audited consolidated financial statements for the year ended December 31, 2016, included elsewhere in this Information Statement.

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The Company’s balance sheet and statement of operations information as of and for the year ended December 31, 2016 were derived from its audited financial statements included in the Company’s 10-K, as filed with the Securities and Exchange Commission on March 13, 2017.

The estimated number of shares of the Company’s common and preferred stock used to calculate the consideration provided in connection with the Consolidation is determined pursuant to the Merger Agreement. The amount of the consideration provided, assets acquired, and liabilities assumed that will be used in acquisition accounting will be based on their respective fair values as determined at the time of closing, and may differ significantly from these preliminary estimates.

The unaudited pro forma combining financial statements do not give effect to the potential impact of current financial conditions, regulatory matters, operating efficiencies or other savings or expenses that may be associated with the Consolidation. The unaudited pro forma combining financial data also do not include any integration costs. The unaudited pro forma combining financial statements have been prepared for illustrative purposes only and are not necessarily indicative of the financial position or results of operations in future periods or the results that actually would have been realized had USG&E and the Company combined its operations during the specified period. The unaudited pro forma combining financial statements, including the notes thereto, should be read in conjunction with the USG&E historical audited consolidated financial statements for the year ended December 31, 2016 included elsewhere in this Information Statement and in conjunction with the Company’s historical audited financial statements included in its 10-K.

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Unaudited Pro Forma Combining Balance Sheet

			de BDC		Merger
ASSETS	U.S. Gas &	Equus Total	Pro Forma		Pro Forma		Pro Forma
	Electric, Inc.	Return, Inc.	Adjustments	Notes	Adjustments	Notes	Combined
Current Assets:
Cash and cash equivalents	$5,602	$11,961	$803	(a)(b)	$—		$18,366
Restricted cash and temporary cash investments	—	30,294	(30,294)	(b)	—		—
Accounts receivable, net	22,600	—	91	(a)	—		22,691
Accrued and unbilled receivables	32,136	—	—		—		32,136
Derivative asset	300	—	—		—		300
Prepaid gas	3,442	—	—		—		3,442
Other prepaid expenses and current assets	4,337	1,230	(579)	(a)	—		4,988
Total current assets	68,417	43,485	(29,979)		—		81,923

Deferred tax asset	2,897	—	—		—		2,897
Oil and gas properties, net	—		910	(a)	—		910
Furniture, fixtures and equipment, net	3,212	—	—		—		3,212
Deferred financing and offering costs, net	505	—	—		—		505
Goodwill	26,449	—	—		5,795	(c)	32,244
Intangible assets, net	2,569	—	—		—		2,569
Investments and securities, at fair value	—	29,661	(6,462)	(a)	—		23,199
Other assets	765	—	—		—		765
Total assets	$104,814	$73,146	$(35,531)		$5,795		$148,224

LIABILITIES
Current Liabilities:
Accounts payable	$21,085	$269	$74	(a)	$—		$21,428
Accrued expenses and other liabilities	26,293	—	—		—		26,293
Accounts payable to related parties	—	143	—		8,781	(d)	8,924
Unbilled gas	10,760	—	—		—		10,760
Unearned revenue	4,649	—	—		—		4,649
Senior revolving credit facility	—	29,994	(29,994)	(b)	10,000	(e)	10,000
Equipment note and capital lease obligation, current portion	540	—	—		—		540
Total current liabilities	63,327	30,406	(29,920)		18,781		82,594

Non-Current Liabilities:
Subordinated Debt	10,832	—	—		—		10,832
Equipment note and capital lease obligation, net of current portion	1,156	—	—		—		1,156
Macquarie warrant	781	—	—		(781)	(f)	—
Asset retirement obligation	—		184	(a)	—		184
Other long-term liabilities	793	—	—		(377)	(f)	416
Total liabilities	76,889	30,406	(29,736)		17,623		95,182

OWNERS' EQUITY
Capital stock before Transaction	28	13	—		(41)	(g)	—
Common stock, $0.001 par value; 15,053,395 issued and outstanding;
100,000,000 authorized (1)	—	—	—		45	(h)	45
Preferred stock, $0.001 par value; 7.5 % Series A mandatory convertible;
399,994 issued and outstanding; 5,000,000 authorized; liquidation
preference of $100 per share (1)	—	—	—		0	(h)	0
Additional paid-in capital	20,406	54,213	(5,795)	(a)	(25,224)	(c-i)	43,600
Accumulated earnings	5,028	(11,486)	—		10,998	(i)	4,540
	25,462	42,740	(5,795)		(14,222)		48,185
Noncontrolling interests	2,463	—	—		2,394	(i)	4,857
Total owners' equity	27,925	42,740	(5,795)		(11,828)		53,042
Total liabilities and owners' equity	$104,814	$73,146	$(35,531)		$5,795		$148,224

(1) Represents the capital structure and issued shares post merger and 1-for-3 reverse stock split.

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Unaudited Pro Forma Combining Statement of Operations

			de BDC		Merger
	U.S. Gas &	Equus Total	Pro Forma		Pro Forma		Pro Forma
	Electric, Inc.	Return, Inc.	Adjustments	Notes	Adjustments	Notes	Combined
Net Sales
Gas	$64,759	$—	$—		$—		$64,759
Electricity	190,624	—	—		—		190,624
Other revenue	12	—	683	(a)	—		695
Total Net Sales	255,395	—	683		—		256,078

Operating Costs and Expenses:
Cost of retail gas sales	40,960	—	—		—		40,960
Cost of retail electricity sales	138,750	—	—		—		138,750
Other operating costs	8	—	632	(a)	—		640
Unrealized gain on derivatives	(10,167)	—	—		—		(10,167)
Impairment of gas well	68	—	265	(a)	—		333
Depreciation, amortization and depletion	2,861	—	369	(a)	—		3,230
Selling, general and administrative	44,733	3,169	392	(a)	(1,086)	(b)(c)(g)	47,208
Total Operating Costs and Expenses	217,213	3,169	1,658		(1,086)		220,954

Operating Income	38,182	(3,169)	(975)		1,086		35,124

Other Income (Expense):
Change in fair value for investments and securities	—	7,896	(747)	(a)	—		7,149
Settlement and other losses	(7,730)	(13)	—		—		(7,743)
Transaction expenses	(1,012)	—	—		600	(g)	(412)
Interest and financing expense, net of interest income	(3,692)	740	3	(a)	352	(d)(e)	(2,597)
Total Other Expense	(12,434)	8,623	(744)		952		(3,603)

Income Before Taxes	25,748	5,454	(1,719)		2,038		31,521
Income Tax Expense	(11,504)	(22)	—		—		(11,526)
Net Income	14,244	5,432	(1,719)		2,038		19,995
Loss Attributable to Noncontrolling Interests	82	—	—		(1,382)	(f)	(1,300)
Net Income Attributable to USG&E Owners	$14,326	$5,432	$(1,719)		$(656)		$18,695

Net Income (Loss) Per Share:
Basic	$1.31	$1.29	$(0.41)		$—		$1.32
Diluted	$0.95	$1.29	$(0.41)		$—		$1.04

Shares Used to Compute Net Income (Loss) Per Share (1):
Basic	10,868,846	4,224,549	4,224,549		—		15,093,395
Diluted	14,933,887	4,224,549	4,224,549		—		19,158,436

(1) Shares are presented giving effect to the 1-for-3 reverse split of the Company's common stock.

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NOTES TO UNAUDITED PRO FORMA COMBINING

FINANCIAL INFORMATION

1.	Description of Transaction and Basis of Presentation

Description of Transaction

On April 24, 2017, the Company entered into the Merger Agreement with the Initial Sellers. The Merger Agreement contemplates a two-stage transaction: (1) the acquisition of 90.3% of the capital stock of USG&E (“Acquisition”), and (2) the subsequent merger of a newly-formed wholly-owned subsidiary of the Company with and into USG&E, with USG&E as the surviving entity (“Merger”). At the closing of the Acquisition, the Company will be re-named USG&E, Inc. and the operations of USG&E will be the predominant operations within the consolidated group. The references to "the Company" in this footnote 1 refer to Equus Total Return, Inc. following the Consolidation.

Immediately prior to the effective time of the Consolidation, the warrants outstanding in connection with the Senior Revolving Credit and Supply Facility of USG&E will be extinguished, all unearned restricted stock/options and stock appreciation rights (“SARs”) will be cancelled, and then all outstanding preferred stock of USG&E, will convert into common stock of USG&E. At the effective time of the Consolidation, each outstanding share of the common stock of USG&E will be converted into the right to receive that number of Common Consideration Shares and Preferred Consideration Shares (collectively defined in the Information Statement as the “Consideration Shares”) as determined pursuant to the exchange ratios described in the Merger Agreement, and all options, warrants or other rights to purchase shares of capital stock of USG&E, will be exchanged for rights to acquire the Consideration Shares. No fractional Consideration Shares will be issued in connection with the Consolidation.

Upon completion of the Consolidation, USG&E security holders are expected to beneficially own, exclusive of shares of Company common stock currently owned, shares of the Company's common stock representing an aggregate of approximately 76.8 percent on a fully-diluted basis.

Basis of Presentation

The unaudited pro forma condensed combining financial statements were prepared in accordance with the regulations of the SEC and are intended to show how the Consolidation might have affected the historical financial statements if the Consolidation had been completed on January 1, 2016 for the purposes of the statement of operations and December 31, 2016 for the purposes of the balance sheet. The pro forma adjustments reflecting the completion of the Consolidation are based upon the accounting rules for business combinations, specifically, the reverse acquisition method of accounting in accordance with GAAP, and upon the assumptions set forth herein. Based on the terms of the Consolidation, USG&E is deemed to be the accounting acquirer.

Under the reverse acquisition method of accounting, the Company’s identifiable assets acquired and liabilities assumed will be recorded at the acquisition date fair values and added to those of USG&E. The pro forma adjustments are preliminary and based on management's estimates of the fair value and useful lives of the assets acquired and liabilities assumed and have been prepared to illustrate the estimated effect of the Consolidation. These estimates are based on the most recently available information. To the extent there are significant changes to the combined company's business following completion of the Consolidation, the assumptions and estimates set forth in the unaudited pro forma combining financial statements could change significantly. The allocation is dependent upon certain valuation and other studies that will not be completed until subsequent to the completion of the Consolidation. Accordingly, the pro forma purchase price adjustments are subject to further adjustments as additional information becomes available and as additional analyses and final valuations are conducted following completion of the Consolidation. There can be no assurances that these additional analyses and final valuations will not result in material changes to the estimates of fair value.

The unaudited pro forma combining statement of operations for the year ended December 31, 2016 combine the historical statements of operations of the Company and USG&E for their respective year ended December 31, 2016 and gives pro forma effect to the Consolidation as if it had been completed on January 1, 2016.

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The unaudited pro forma condensed combining financial statements assume an exchange ratio of 0.71998 Common Consideration Shares and an exchange ratio of 0.00883 Preferred Consideration Shares for each share of USG&E common stock. The exchange ratio does not give any effect to the Company’s proposed 1-for-3 Reverse Split described in this Information Statement. The exchange ratio, calculated pursuant to the formulas set forth in the Merger Agreement, is based on the number of shares of Company common stock and USG&E capital stock on a fully-diluted basis (in other words, inclusive of all shares of Company common stock issuable upon conversion of any securities convertible into or exercisable or exchangeable for shares of Company or USG&E common stock) as of immediately prior to completion of the Consolidation.

The unaudited pro forma combining financial statements are based on the application of the exchange ratios to the enterprise market value derived from the Company’s market value as of April 21, 2017. The market value of the Company’s common stock at the completion of the Consolidation may be more or less than the market price at April 21, 2017. No adjustments to the exchange ratio will be made based on changes in the trading price of the Company common stock or the value of USG&E capital stock prior to completion of the Consolidation. There is currently no market for the Preferred Consideration Shares, which is indirectly derived from the Company’s market value. As a result, the value of the Consideration Shares issued or issuable to USG&E stockholders in connection with the Consolidation could be substantially less or substantially more than the current market value of the Company’s common stock.

Withdrawal of the Company’s Election to be Treated as a Business Development Company under the Investment Company Act of 1940

On January 6, 2017, holders of a majority of the Company’s voting shares authorized its Board of Directors to withdraw the Company’s election to be classified as a business development company (“BDC”) under the Investment Company Act of 1940. If the Company is reasonably certain that the Acquisition will be consummated, it intends to submit this withdrawal, which is a condition to completion of the Acquisition, shortly before the closing of the first stage of the Consolidation. If the Company withdraws its election to be classified as a BDC, it will cease reporting under the AICPA Investment Company Audit Guide, which, in combination with the Company’s change to an operating company, will result in a significant change in the Company’s financial statement presentation. As an operating company, the Company will now be required to present a classified balance sheet with current and noncurrent presentation and classify its investments in debt and equity securities into three categories: (i) trading securities, (ii) available-for-sale securities or (iii) held-to maturity securities. The Company’s publicly-traded securities will be classified as trading securities and reported at fair value, with changes in fair value recorded in the “Other Income” section of its Statement of Operations. The Company’s private securities, other than Equus Energy, LLC (“Equus Energy”) and Equus Media Development Company, LLC (“EMDC”), will be reported at fair value pursuant to the fair value option for financial assets and financial liabilities available under provisions of GAAP, with changes in fair value also recorded in the “Other Income” section of the Company’s Statement of Operations. The Company will also be required to consolidate the financial presentation and results of operations of its wholly-owned portfolio companies, Equus Energy and EMDC pursuant to FASB ASC 810, Consolidation, from the date of its withdrawal as a BDC. Other changes to the format of the Company’s financial statements will include the removal of the “Schedule of Investments” and the “Financial Highlights” sections.

In order to provide the most meaningful information related to the financial statements included in the reports referenced above, the Company is providing unaudited pro forma condensed combining financial data as it would have been reported had the Company consolidated Equus Energy and EMDC for the entire year. Adjustments made to consolidate the results of operations of wholly-owned portfolio companies, Equus Energy and EMDC for the period from January 1, 2016 through December 31, 2016 are reflected in the Unaudited Pro Forma Combined Balance Sheet and Statement of Operations. Equus Energy was formed to make investments in companies in the energy sector, with particular emphasis on income-producing oil and gas properties. EMDC was formed to engage in the acquisition and development of creative properties with the purpose of developing the properties for release in various entertainment mediums. All significant intercompany balances and transactions have been eliminated upon consolidation.

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2.	Purchase Price

For pro forma purposes, the fair value of the Company’s common stock used in determining the purchase price was $3.16 per share based on the net asset value per share on December 31, 2016 (adjusted from $3.37 due to grants made pursuant to the Company’s 2016 Equity Incentive Plan). The amount of consideration transferred, assets acquired and liabilities assumed in acquisition accounting will be based on their respective fair values as determined at the time of closing, and may differ significantly from these preliminary estimates. The combined company will expense all transaction costs as incurred.

A preliminary estimate of goodwill, calculated as the excess of estimated fair value of consideration transferred for the acquired assets and liabilities assumed based on their estimated fair values as of December 31, 2016 is as follows (in thousands):

Estimated fair value of consideration transferred	$42,740

Less: fair value of net assets transferred:
Cash	12,764
Other current assets	742
Oil and gas properties, net	910
Investments and securities at fair value	23,199
Deferred tax asset, net	—
Accounts payable and other current assets	(486)
Asset retirement obligations	(184)
Net assets transferred	36,945
Estimated goodwill	$5,795

The final determination of the purchase price allocation will be based on the fair values of assets, including identifiable intangible assets acquired, and the fair values of liabilities assumed as of the date that the Consolidation is completed. The Company and USG&E believe that the historical values of the Company's current assets and current liabilities, approximate their fair value based on the short-term nature of such items. The estimated fair values of the assets acquired and liabilities assumed will remain preliminary until the combined company completes a valuation of significant identifiable intangible assets acquired and determines the fair values of other assets and liabilities. Based on such valuation, any excess of the purchase price over the fair value of assets and liabilities acquired will be allocated to goodwill.

Due to a valuation allowance, there is no significant impact from net deferred tax assets. Significant components of the Company’s deferred tax assets are as follows (in thousands):

Deferred tax assets (liabilities):
Capital loss carry forwards	$11,268
Unrealized gains on investments recorded at fair value	(3,698)
Net deferred tax asset - before valuation allowance	7,570

Application of valuation allowance:
Unapplied capital loss carryforward	(7,570)
Net deferred tax asset - after valuation allowance	$—

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The final determination of the fair values is expected to be completed as soon as practicable after completion of the Consolidation. The final amounts could differ from the amounts presented in the unaudited pro forma combining financial statements, because the amounts allocated will not be determined until the completion of the Consolidation.

3.	Pro Forma Adjustments

The pro forma adjustments are based on our preliminary estimates and assumptions that are subject to change. The following adjustments have been reflected in the unaudited pro forma condensed combined financial information:

Adjustments to the unaudited pro forma combining balance sheet as of December 31, 2016

(a)       Represents the impact of consolidating the Company’s wholly-owned subsidiaries, Equus Energy and EMDC.

(b)       Represents the reversal of borrowings of short-term investments of $30.0 million to maintain the Company’s RIC status. As an operating company, this borrowing would not be required or necessary.

(c)       Represents estimated goodwill resulting from the Consolidation.

(d)       Represents the Company’s and USG&E’s estimated transaction costs payable in cash that have not been incurred as of December 31, 2016 reflected as an increase to accounts payable and a corresponding decrease to retained earnings. The Company and USG&E have incurred $0.3 million and $0.6 million, respectively, in transaction costs through December 31, 2016. Transaction costs are expensed as incurred and included in “Other Expense” on the Statement of Operations.

(e)       Represents the impact of borrowing $10.0 million on the Senior Revolving Credit and Supply Facility to extinguish USG&E Series L Stock.

(f)       Represents the impact of extinguished Maquarie warrants of $0.8 million and cancelled SAR’s of $0.4 million.

(g)       Represents the elimination of historical stockholders’ equity of the Company, estimated value of the consideration transferred in the Consolidation of $42.7 million, and the estimated goodwill of $5.8 million resulting from the merger.

(h)       Represents the conversion of USG&E’s preferred stock to USG&E common stock and the subsequent conversion to the Company’s Consideration Shares.

(i)       Represents the impact of the 9.7% noncontrolling interests’ portion of historical USG&E net assets, retained earnings and net income.

           Adjustments to the unaudited pro forma combining statement of operations as of December 31, 2016

(a)       Represents the impact of consolidating the Company’s wholly-owned subsidiaries, Equus Energy and EMDC.

(b)       Represents the impact of $0.7 in reduced management fees to MVC resulting from the Consolidation.

(c)       Represents removal of the associated change in valuation of the cancelled SARs of $0.1 million.

(d)       Represents the removal of the associated change in valuation of the extinguished Maquarie warrants of $0.8 million.

(e)       Represents interest expense of $0.6 million for the $10.0 million borrowing on the Senior Revolving Credit and Supply Facility to extinguish USG&E Series L Stock using the 5.5% plus the 30-day LIBOR (6.27% at December 31, 2016).

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(f)       Represents the impact of the 9.7% noncontrolling interests’ portion of net income.

(g)       Represents transaction costs which the Company and USG&E have incurred, $0.3 million and $0.6 million, respectively, through December 31, 2016. Transaction costs are expensed as incurred and included in “Other Expense” on the Statement of Operations.

THE REVERSE STOCK SPLIT

Reasons for the Reverse Split

Satisfaction of NYSE Listing Requirements. If the Acquisition is completed, we will be treated as an operating company by the NYSE. The NYSE applies different market capitalization and share trading price standards to BDCs than it does to operating companies. With certain exceptions, NYSE-traded BDCs must have a minimum market capitalization of $25 million and trade at a price per share of at least $1.00. Conversely, while NYSE-traded operating companies must also trade at a price of $1.00, the initial listing price of an operating company must be in excess of $4.00. Based upon our share price on April 21, 2017, the most recent practicable date prior to the filing of this Information Statement, the closing trading price of our shares was $2.46. We believe that a 1-for-3 Reverse Split will enable the Company, immediately following the Acquisition, to meet the NYSE’s minimum standard for the share price of an operating company. Moreover, based upon the number of shares currently outstanding and the number of Consideration Shares we intend to issue pursuant to the Acquisition, we expect that the Company will meet the aggregate market capitalization standard for operating companies traded on the NYSE. However, we cannot assure you that the market price of our shares will not decrease following the Reverse Split or that we will otherwise continue to meet the minimum share price and market capitalization standards of the NYSE for operating companies. Further, we are not aware of any present efforts of any persons to accumulate our common stock or to change control of the Company, and the Reverse Split is not intended to be an anti-takeover device.

Marketability. In addition to the requirements of the NYSE, we believe that the increased market price of our common stock which is expected as a result of implementing the Reverse Split could improve the marketability and liquidity of our stock and could also encourage interest and trading in our stock. Theoretically, the number of shares outstanding and the per share price should not, by themselves, affect the marketability of our common stock, the type of investor who acquires them, or our reputation in the financial community. However, in practice, this is not necessarily the case, as many investors look upon low-priced stocks as unduly speculative in nature and, as a matter of policy, avoid investment in such securities. We are aware of the reluctance of many leading brokerage firms to recommend low-priced stocks to their clients. Further, a variety of brokerage house policies and practices tend to discourage individual brokers within those firms from dealing in low-priced stocks

Additionally, in the event our shares become delisted and are trading at below $5.00 per share, our common stock may become considered a penny stock. In the event that this occurs, stockbrokers will have to comply with additional regulatory requirements prior to effecting transactions on behalf of their clients. In addition, the structure of trading commissions tends to have an adverse impact upon holders of low-priced stocks because the brokerage commission on a sale of such securities generally represents a higher percentage of the sales price than the commission on a relatively higher-priced issue.

The Reverse Split is intended, in part, to result in a price level for our common stock that will increase investor interest and eliminate the resistance of brokerage firms. On April 21, 2017, the closing trading price for our common stock, as reported by the NYSE, was $2.46 per share. We cannot assure you that the market price for our common stock will increase in the same proportion as the Reverse Split or, if increased, that such price will be maintained. In addition, we cannot give any assurances that the Reverse Split will increase the price of our common stock to a level in excess of the $5.00 threshold discussed above or otherwise to a level that is attractive to brokerage houses and institutional investors.

Principal Effects of the Reverse Split

As a result of the Reverse Split, each outstanding share of our common stock will immediately and automatically be changed, as of the date the Restatement is filed with the Secretary of State of Delaware, into one-third (⅓) of a share of common stock and the number of shares of our common stock subject to outstanding options issued by the Company, if any, would be reduced by two-thirds (⅔) and the respective exercise prices would be increased by a factor of 3.

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The par value of our common stock would remain unchanged at $.001 per share.

Because the Reverse Split would apply to all of our issued and outstanding shares and outstanding rights to purchase shares of common stock, the Reverse Split would not alter the relative rights and preferences of existing stockholders. Even absent the increase in the number of authorized shares as described below under “The Restatement of the Company’s Certificate of Incorporation” the Reverse Split would effectively increase the number of shares of our common stock available for future issuances by the Board.

As a result of the Reverse Split, some stockholders may consequently own less than one hundred shares of our common stock. A purchase or sale of less than one hundred shares (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than one hundred shares following implementation of the Reverse Split may be required to pay higher transaction costs should they subsequently determine to sell their shares.

Filing Required

Promptly after the Initial Closing, we will file the Restatement with the Secretary of State of the State of Delaware which will effectuate the Reverse Split.

No Dissenters’ or Appraisal Rights

Stockholders are not entitled to dissenters or appraisal rights under Delaware law, our Certificate of Incorporation, or Bylaws, as a result of the Reverse Split, and stockholders will further not have the right to dissent from the payment of cash in lieu of issuing fractional shares in connection with the Reverse Split.

Exchange of Stock Certificates

Our transfer agent is American Stock Transfer & Trust Co., LLC, 6201 15th Avenue, 3rd Floor, Brooklyn, New York 11219 who will also act as our exchange agent (the "Exchange Agent") for registered holders of common stock in implementing the exchange of their physical certificates. On or after the Effective Date, registered shareholders shall be notified and requested to surrender their old certificates to the Exchange Agent in exchange for the proper number of new certificates. Beginning on the Effective Date, each old certificate will be deemed for all corporate purposes to evidence ownership of the reduced number of shares of common stock as a result of the Reverse Split. To the extent a shareholder holds a number of shares not evenly divisible, the Company will pay cash for fractional interests as described below.

Liquidation of Fractional Shares

No scrip or fractional certificates will be issued in connection with the Reverse Stock Split. Shareholders who ostensibly would be entitled to receive fractional shares because they hold a number of shares of common stock not evenly divisible will be entitled, upon surrender to the Exchange Agent of certificates representing such shares, to a cash payment in lieu thereof at a price equal to the closing price of the Company's common stock as reported on the NYSE on the effective date for the Reverse Split each such share of common stock held prior to such effective date.

We will either deposit sufficient cash with the Exchange Agent or set aside sufficient cash for the purchase of the above referenced fractional interests. Registered shareholders are encouraged to surrender their old certificates to the Exchange Agent for new certificates evidencing whole shares of the common stock and to claim the sums, if any, due them for fractional interests, as promptly as possible following the Effective Date. The ownership of a fractional interest will not give the holder thereof any voting, dividend, or other rights except to receive payment therefor as described herein. No service charge will be payable by shareholders in connection with the exchange of certificates or the issuance of cash for fractional interests, all of which costs will be borne and paid by the Company.

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THE RESTATEMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION

The following discussion is a summary of (i) the material terms of the Restatement as they will be in effect following the Acquisition of 90.3% of the capital stock of USG&E and continuing through and after the conclusion of the Merger of Merger Sub with and into USG&E, and (ii) certain applicable provisions of Delaware law. We refer you to the Restatement which is set forth in its entirety as Annex C to this Information Statement.

Background and Reasons for the Restatement

In connection with the Initial Closing we will restate our Certificate of Incorporation in its entirety to reflect a corporate charter that is more consistent with an operating company instead of a BDC. The Restatement, which is conditioned upon the consummation of the first stage of the Consolidation (the Acquisition of 90.3% of the capital stock of USG&E), is a consequence of our Plan of Reorganization announced in May 2014 and the intended transformation of our Company into a publicly-traded operating company. Certain provisions of the Restatement are similar to provisions in our previous Certificate of Incorporation, but we have added and eliminated other provisions as summarized below.

Principal Changes to our Charter

The Restatement contains a number of changes to our Certificate of Incorporation that are substantively different from our previous Certificate of Incorporation, which can be summarized as follows:

Change of Corporate Name. Upon the Effective Date, the official corporate name of the Company, as set forth in the Restatement, will be changed to “USG&E, Inc.”

Increased in Authorized Shares. The Restatement increases the number of shares of common stock authorized for issuance from 50,000,000 to 100,000,000.

Elimination of Provisions and References Applicable to Our Operation as an Investment Company. As an operating company not subject to the provisions of the 1940 Act, we have eliminated all references to the 1940 Act in the Restatement. In particular, the Tenth Article of our prior Certificate of Incorporation which, among other things, required approval of the holders of a majority of our voting shares in the event of conversion of the Company “into an open-end management investment company” has also been eliminated.

Non-Application of Section 203 of the DGCL. The Restatement provides that the provisions of Section 203 of the DGCL, which relate to business combinations with interested stockholders, do not apply to us. Section 203 of the DGCL prohibits a publicly-held Delaware corporation from engaging in a business combination transaction with an interested stockholder (a stockholder who owns more than 15% of our common stock) for a period of three years after the interested stockholder became such unless the transaction fits within an applicable exemption, such as board approval of the business combination or the transaction that resulted in such stockholder becoming an interested stockholder. These provisions would apply even if the business combination could be considered beneficial by some shareholders.

Exclusive Forum. The Restatement provides that, subject to certain exceptions, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for certain stockholder litigation matters. However, it is possible that a court could rule that this provision is unenforceable or inapplicable.

Other Changes. We have eliminated the requirement of majority stockholder approval in our charter provisions to be more consistent with the default requirements of the DGCL and most other state corporate governance laws, wherein certain items, such as the election of directors, may be approved by holders of a plurality of our voting shares.

No Dissenters’ or Appraisal Rights

Stockholders are not entitled to dissenters’ rights under Delaware law, our Certificate of Incorporation, or Bylaws, as a result of the Restatement.

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Dilutive and Other Effects of Potential New Stock Issuances

The additional shares of common stock authorized by the Restatement will have rights that are identical to our currently issued and outstanding shares of common stock. The issuance of additional shares of common stock will result in the dilution of the equity interests of existing holders of common stock, reduce the proportionate voting power of existing common stockholders and may decrease the market value per share of our common stock.

Our stockholders do not have preemptive rights with respect to our common stock and would not have any preferential or participation rights if the Board elects to issue additional shares of common stock.

Anti-Takeover Effect of Increase in Authorized Common Stock

The Restatement contains certain provisions, including, but not limited to, a provision authorizing our Board to issue up to 5,000,000 shares of preferred stock in one or more series and fix the powers, designations, preferences and rights of such shares of preferred stock without any stockholder approval.

The proposed increase in the authorized number of shares of common stock could, in some situations, also have the effect of discouraging unsolicited takeover attempts and may limit the opportunity for stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. However, our Board is not aware of any attempts to take control of the company and has not presented this proposal with the intent that it be utilized as an anti-takeover device.

Effective Date of the Restatement

The effective date of the Restatement will be the date on which the Restatement is filed with the Secretary of State of Delaware, which date will be selected by our Board and will not, in any event, be less than twenty days prior to the mailing of this Information Statement to all stockholders.

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THE COMPANY’S 2017 EQUITY INCENTIVE PLAN

Summary of the Incentive Plan

Conditional upon the closing of the Acquisition, our board of directors and stockholders holding a majority of our voting shares have adopted the Incentive Plan, which will become effective on the Closing date. The following is a summary of the key provisions of the Incentive Plan. This summary does not purport to be a complete description of all provisions of the Incentive Plan and is qualified in its entirety by reference to the complete text of the Incentive Plan which is attached as an exhibit to this Information Statement.

Administration. The Incentive Plan will be administered by our Compensation Committee, all of the members of which are non-employee directors under applicable federal securities laws and outside directors as defined under applicable federal tax laws. The Compensation Committee will have the authority to construe and interpret the Incentive Plan, grant awards and make all other determinations necessary or advisable for the administration of the plan. Awards under the Incentive Plan may be made subject to “performance factors” and other terms in order to qualify as performance based compensation for the purposes of 162(m) of the Code.

Eligibility. Persons eligible to participate in the Plan will be those full or part-time officers, employees, consultants, independent contractors, and non-employee directors of the Company and its subsidiaries as selected from time to time by the Compensation Committee in its discretion (sometimes referred to hereinafter as “Participants” or individually as a “Participant”).

Shares Reserved for Issuance under the Plan. We have reserved 650,000 shares of our common stock, on a post-Reverse Split basis, for issuance under the Incentive Plan. In addition, the following shares of our common stock will again be available for grant or issuance under the Incentive Plan:

•	shares subject to options granted under the Incentive Plan that cease to be subject to the option for any reason other than exercise of the option;

•	shares subject to awards granted under the Incentive Plan that are subsequently forfeited or repurchased by us at the original issue price;

•	shares subject to awards granted under the Incentive Plan that otherwise terminate without shares being issued; and

•	shares surrendered, cancelled, or exchanged for cash.

Term, Termination, and Amendments. The Incentive Plan will terminate ten years from the date it becomes effective, unless it is terminated earlier by our board of directors. However, no such action may adversely affect any rights under any outstanding award without the Participant’s consent. To the extent required under the rules of the NYSE, any amendments that materially change the terms of the Incentive Plan will be subject to approval by our shareholders. Amendments shall also be subject to approval by our shareholders if and to the extent determined by the Compensation Committee to be required by the Code to preserve the qualified status of incentive options.

Types of Awards. The Incentive Plan authorizes the following types of awards:

•	Stock Options. The Incentive Plan provides for the grant of incentive stock options that qualify under Section 422 of the Code only to our employees. All awards other than incentive stock options may be granted to our employees, directors, consultants, independent contractors and advisors, provided the consultants, independent contractors and advisors render services not in connection with the offer and sale of securities in a capital-raising transaction. The exercise price of each stock option must be at least equal to the fair market value of our common stock on the date of grant. The exercise price of incentive stock options granted to 10% stockholders must be at least equal to 110% of that value. The Compensation Committee may provide for options to be exercised only as they vest or to be immediately exercisable with any shares issued on exercise being subject to our right of repurchase that lapses as the shares vest. In general, options will vest over a four-year period. The maximum term of options granted under the Incentive Plan is ten years.
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•	Restricted Stock. A restricted stock award is an offer by us to sell shares of our common stock subject to restrictions. The price (if any) of a restricted stock award will be determined by the Compensation Committee. Unless otherwise determined by the Compensation Committee at the time of award, vesting will cease on the date the participant no longer provides services to us and unvested shares will be forfeited to or repurchased by us.

•	Stock Appreciation Rights. Stock appreciation rights provide for a payment, or payments, in cash or shares of our common stock, to the holder based upon the difference between the fair market value of our common stock on the date of exercise and the stated exercise price up to a maximum amount of cash or number of shares. Stock appreciation rights may vest based on time or achievement of performance conditions.

•	Restricted Stock Units. An RSU is an award that covers a number of shares of our common stock that may be settled upon vesting in cash, by the issuance of the underlying shares or a combination of both. These awards are subject to forfeiture prior to settlement because of termination of employment or failure to achieve certain performance conditions.

•	Performance Shares. A performance share is an award that covers a number of shares of our common stock that may be settled upon achievement of the pre-established performance conditions in cash or by issuance of the underlying shares. These awards are subject to forfeiture prior to settlement because of termination of employment or failure to achieve the performance conditions.

•	Stock Bonus Awards. Stock bonus awards may be granted as additional compensation for services or performance, and therefore, may not be issued in exchange for cash.

Additional Provisions. Awards granted under our Incentive Plan may not be transferred in any manner other than by will or by the laws of descent and distribution, or as determined by our compensation committee. Unless otherwise restricted by our compensation committee, awards that are nonstatutory stock options may be exercised during the lifetime of the optionee only by the optionee, the optionee’s guardian or legal representative, or a family member of the optionee who has acquired the option by a permitted transfer. Awards that are incentive stock options may be exercised during the lifetime of the optionee only by the optionee or the optionee’s guardian or legal representative. Options granted under the Incentive Plan generally may be exercised for a period of three months after the termination of the optionee’s service to us, except in the case of death or permanent disability, in which case the options may be exercised for up to 12 months or six months, respectively, following termination of the optionee’s service to us.

Adjustments for Stock Dividends, Stock Splits, Etc. Depending upon the terms set forth in a Participant’s Award Agreement, the number of Shares underlying any such award may be adjusted to reflect stock dividends, stock splits, extraordinary cash dividends and similar events.

Tax Withholding. Participants in the Incentive Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. The Compensation Committee may require a Participant to remit to the Company an amount necessary to satisfy any such tax obligations or may withhold shares of common stock that would otherwise be received by a Participant in order to satisfy such obligations.

Change of Control or Significant Transaction. If we experience a change of control or a substantive transaction involving a merger, acquisition, or business combination involving one or more of our businesses, outstanding awards, including any vesting provisions applicable to unvested portions of awards, may be assumed or substituted by the successor company. Outstanding awards that are not assumed or substituted will be exercisable for a period of time and will expire upon the closing of a change in control transaction. In the discretion of the Compensation Committee, the vesting of these awards may be accelerated upon the occurrence of these types of transactions.

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Federal Income Tax Considerations

The following is a summary of the principal federal income tax consequences of certain awards under the Incentive Plan. It does not describe all federal tax consequences under the Incentive Plan, nor does it describe state or local tax consequences. This discussion does not address all aspects of the United States federal income tax consequences of participating in the Incentive Plan that may be relevant to Participants in light of their personal investment or tax circumstances and does not discuss any state, local or non-United States tax consequences of participating in the Incentive Plan. The tax consequences of awards may vary depending upon the particular circumstances, and it should be noted that the income tax laws, regulations and interpretations thereof change frequently. Participants should rely upon their own tax advisors for advice concerning the specific tax consequences applicable to them, including the applicability and effect of state, local, and foreign tax laws.

Incentive Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares of common stock issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after the longer of two years from the date of grant and one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) the Company will generally not be entitled to any deduction for federal income tax purposes, except in the case of a disqualifying disposition. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If shares of common stock acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the option price thereof, and (ii) we will be entitled to deduct such amount. Any gain realized in excess of this amount will generally be considered as capital gain. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares of common stock.

If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive option will not be eligible for the tax treatment described above unless, at all times during the period beginning on the option grant date and ending on the day three months before the option was exercised, the optionee remains our employee or an employee of a related corporation (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options. No income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of common stock on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, gain or loss after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of common stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Awards of Restricted Stock or Stock Bonus Awards. No taxable income is recognized by a Participant receiving a restricted stock award or a stock bonus award upon the grant of such award, provided that the award is subject to restrictions on transfer and is subject to a substantial risk of forfeiture, and we are not allowed a tax deduction for the award on such date. However, a Participant’s receipt of a restricted stock award or stock bonus award under the Incentive Plan will incur taxable income based on the fair market value of the our common stock when the forfeiture provisions on such Participant’s award, or any portion thereof, lapse, and we generally will be allowed a corresponding tax deduction at that time. Such taxable income will generally be recognized as ordinary income to the Participant. Any gain upon a later disposition of the stock in excess of this amount will generally be considered capital gain.

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A Participant receiving a restricted stock award or a stock bonus award may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income the fair market value of the award on the date of issuance in the year such Participant receives the award. In such case, we generally will be allowed a corresponding federal income tax deduction at that time. If the Section 83(b) election is made, the Participant will not recognize any additional income as and when the forfeiture provisions lapse. However, any gain upon a later disposition of the stock will generally be considered as capital gain. If the shares of common stock subject to such Section 83(b) election are later forfeited, the Participant will not be entitled to any deduction, refund, or loss (other than any amount paid for the stock) for tax purposes.

Parachute Payments. The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change of control (such as a sale event) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to us, in whole or in part, and may subject the Participant receiving such award to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on Deductions. Under Section 162(m) of the Code, our deduction for certain awards under the Incentive Plan may be limited to the extent that our Chief Executive Officer or certain of our other most highly compensated officers receives compensation in excess of $1 million a year (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code). The Incentive Plan is structured to allow certain awards to qualify as performance-based compensation.

Code Section 409A. The Plan is intended to be administered in a manner generally consistent with the requirements Section 409A of the Code. If an award is subject to Section 409A (which relates to nonqualified deferred compensation plans), and if the requirements of Section 409A are not met, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties to a participant and to a loss of deduction by us.

The foregoing tax discussion is intended for the general information of stockholders and not as tax guidance to Participants in the Incentive Plan. Participants in the Incentive Plan should consult their own tax advisors regarding the federal, state, local, foreign and other tax consequences to them of participating in the Incentive Plan.

110

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC under the Exchange Act relating to our business, financial condition and other matters. Such reports and other information may be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may obtain more information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Copies of such information may be obtained by mail, upon payment of the SEC’s customary charges, by writing to the SEC’s principal office at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. The SEC also maintains an internet website located at www.sec.gov, which contains reports, proxy statements and other information that we file with the SEC electronically via the EDGAR system.

INFORMATION INCORPORATED BY REFERENCE

Pursuant to Item 13(b) to Schedule 14A and Section 14(a) of the Exchange Act, we incorporate by reference our 10-K (attached hereto as Annex E).

111

U.S. GAS & ELECTRIC, INC.

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders

of U.S. Gas & Electric, Inc.

We have audited the accompanying consolidated balance sheets of U.S. Gas & Electric, Inc. (the “Company”) as of December 31, 2016, and the related consolidated statements of operations, changes in stockholders’ equity and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States) and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of U.S. Gas & Electric, Inc., as of December 31, 2016, and the consolidated results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Marcum llp

Fort Lauderdale, Florida
March 17, 2017

F-1

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of

U.S. Gas & Electric, Inc.

Report on the Financial Statements

We have audited the accompanying consolidated financial statements of U.S. Gas & Electric, Inc. (the “Company”), which comprise the consolidated balance sheet as of December 31, 2015, and the related consolidated statements of operations, changes in owners’ equity and cash flows for each of the years in the two-year period ended December 31, 2015, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

F-2

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of U.S. Gas & Electric, Inc. as of December 31, 2015, and the consolidated results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2015 in accordance with accounting principles generally accepted in the United States of America.

Fort Lauderdale, FL

March 28, 2016

F-3

U.S. GAS & ELECTRIC, INC.
CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 2016 AND 2015
(in thousands)	2016	2015
Assets
Current Assets
Cash and cash equivalents	$5,602	$15,975
Accounts receivable, net	22,600	21,230
Accrued and unbilled receivables	32,136	23,142
Prepaid gas	3,443	1,906
Derivative asset	300	—
Other prepaid expenses and current assets	4,336	2,964
Total Current Assets	68,417	65,217

Deferred taxes	2,897	6,842
Furniture, fixtures and equipment, net	3,212	4,232
Goodwill	26,449	26,449
Intangible assets, net	2,569	3,614
Other assets	1,270	1,613
Total Assets	$104,814	$107,967

(continued on the following page)

The accompanying notes are an integral part of these consolidated financial statements.

F-4

U.S. GAS & ELECTRIC, INC.
CONSOLIDATED BALANCE SHEETS – (CONTINUED)
DECEMBER 31, 2016 AND 2015
(in thousands)	2016	2015
Current Liabilities
Accounts payable	$21,085	$14,838
Accrued expenses and other liabilities	26,293	28,235
Derivative liability	—	9,998
Unbilled gas	10,760	6,716
Unearned revenue	4,649	3,506
Equipment note and capital lease obligation, current portion	540	519
Notes payable to former executives	—	1,031
Total Current Liabilities	63,327	64,843

Non-Current Liabilities
Subordinated debt, stockholder	10,832	10,700
Equipment note and capital lease obligation, net of current portion	1,156	1,699
Macquarie warrants	781	921
Other long-term liabilities	793	519
Total Non-Current Liabilities	13,562	13,839
Total Liabilities	$76,889	$78,682

Commitments and Contingencies

Owners' Equity
Class I members equity	$27	$47
Preferred stock class A, $.0001 par value; 705,891 shares authorized,
issued and outstanding (liquidation preference of $1,997,672)	—	—
Preferred stock class D, $.0001 par value; 8,216.191 shares
authorized; 565.599 shares issued and outstanding	—	—
Preferred stock class G, $.0001 par value; 1,534.884 shares
authorized, issued and outstanding	—	—
Preferred stock class H, $.0001 par value; 1 share authorized,
issued and outstanding	—	—
Preferred stock class I, $.0001 par value; 32,200.362 shares
authorized, issued and outstanding	—	—
Preferred stock class J, $.0001 par value; 8,216.191 shares
authorized, issued and outstanding	—	—
Preferred stock class L, $.0001 par value, 10,000 shares authorized,
issued and outstanding (liquidation preference of $10,000,000)	—	—
Preferred stock class M, $.0001 par value; 1 share authorized,
issued and outstanding (liquidation preference of $1,000)	—	—
Common shares class A, $.0001 par value; 100,000,000 authorized;	—	—
7,215,237 shares issued and outstanding	1	1
Additional paid-in capital	20,406	20,406
Retained earnings	5,028	6,286
Total U.S. Gas & Electric Owners' Equity	25,462	26,740
Noncontrolling Interests	2,463	2,545
Total Owners' Equity	27,925	29,285
Total Liabilities and Owners' Equity	$104,814	$107,967

The accompanying notes are an integral part of these consolidated financial statements.

F-5

U.S. GAS & ELECTRIC, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2016, 2015, AND 2014
(in thousands)	2016	2015	2014
Net Sales
Electricity	$190,624	$189,832	$242,303
Gas	64,759	66,643	105,487
Other	12	47	64
Total Net Sales	255,395	256,522	347,854

Operating Costs and Expenses
Cost of retail electricity sales	138,750	139,226	220,123
Cost of retail gas sales	40,960	49,578	87,479
Other operating costs	76	12	35
Unrealized (gain) loss on derivatives	(10,167)	508	11,645
Depreciation, amortization and depletion	2,861	2,871	3,070
Selling, general and administrative	44,733	39,046	39,591
Total Operating Costs and Expenses	217,213	231,241	361,943

Operating Income	38,182	25,281	(14,089)

Other Expense
Settlement and other losses	(7,730)	(974)	(4,872)
Interest & financing expense, net of interest income	(3,692)	(3,620)	(2,946)
Transaction expenses	(1,012)	(55)	(994)
Total Other Expense	(12,434)	(4,649)	(8,812)
Income Before Taxes	25,748	20,631	(22,901)
Income Tax (Expense) Benefit	(11,504)	(9,338)	8,478
Net Income (Loss)	14,244	11,293	(14,423)
Loss Attributable to Noncontrolling Interests	82	39	33
Net Income (Loss) Attributable to
Controlling Interest	$14,326	$11,332	$(14,390)

The accompanying notes are an integral part of these consolidated financial statements.

F-6

U.S. GAS & ELECTRIC, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014
(in thousands)	2016	2015	2014
Cash Flows from Operating Activities:
Net income (loss)	$14,244	$11,293	$(14,423)
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation, amortization and depletion	2,861	2,871	3,070
Other non-cash losses	76	—	1,000
Forgiveness of promissory note	1,558	—	—
Unrealized (gain) loss on derivatives	(10,167)	508	11,645
Deferred income taxes	3,945	(935)	(5,657)
Amortization of deferred financing costs	252	288	546
Non-cash interest	256	1,065	372
Share based compensation	637	616	—
Deferred consulting fees	258	—	—
Increase in fair value of Macquarie warrants	979	—	—
Change in operating assets and liabilities:
(Increase) decrease in:
Accounts receivable	(1,370)	4,995	6,976
Accrued and unbilled receivables	(8,994)	4,014	14,357
Prepaid gas	(1,537)	958	117
Other prepaid expenses and current assets	(1,373)	2,481	(850)
Increase (decrease) in:
Unbilled gas	4,044	(943)	(2,750)
Unearned revenue	1,142	519	(147)
Accounts payable and accrued liabilities	3,509	(5,199)	(3,859)
Total Adjustments	(3,924)	11,238	24,820
Net Cash Provided by Operating Activities	10,320	22,531	10,397
Cash Flows from Investing Activities:
Purchase of furniture, fixtures, equipment and
intangible assets	(788)	(1,709)	(1,658)
Cash paid for acquisition	—	—	(1,195)
Cash refunded for security deposits and other assets	7	83	3,921
Net Cash Provided by (Used in) Investing Activities	(781)	(1,626)	1,068

(continued on the following page)

The accompanying notes are an integral part of these consolidated financial statements.

F-7

U.S. GAS & ELECTRIC, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS – (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AN 2014
(in thousands)	2016	2015	2014
Cash Flows from Financing Activities:
Payment of Macquarie warrant dividend rights	(1,119)	—	(530)
Purchase of stock from former officer	—	—	(3,000)
Payment on notes to former officers	(1,031)	(3,781)	—
Payments of financing costs	—	—	(70)
Payments on revolving line of credit, net	—	—	(2,900)
Payments on loans from MLM partner	—	—	(3,940)
Borrowings on subordinated debt (net)	—	—	38
Payments on other loans payable	(601)	(702)	(613)
Common stock dividends	(16,561)	—	—
Preferred stock dividends	(600)	(600)	(600)
Net Cash Used in Financing Activities	(19,912)	(5,083)	(11,615)
Net Increase (Decrease) in Cash	(10,373)	15,822	(149)
Cash - Beginning	15,975	153	302
Cash - Ending	$5,602	$15,975	$153
Supplemental Disclosure of Cash Flow Information:
Cash paid for interest	$2,691	$2,079	$1,945
Cash paid for income tax	$9,599	$5,378	$2,000
Noncash Investing and Financing Transactions:
Issuance of purchase money debt to acquire
computer equipment	$—	$704	$1,776

The accompanying notes are an integral part of these consolidated financial statements.

F-8

	U.S. GAS & ELECTRIC, INC. CONSOLIDATED STATEMENTS OF OWNERS' EQUITY FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

	Class I																					Additional	Management	Retained Earnings/	Non-	Total
	Members'	Preferred Stock		Preferred Stock		Preferred Stock		Preferred Stock		Preferred Stock		Preferred Stock		Preferred Stock		Preferred Stock		Preferred Stock		Common Stock		Paid-In	Promissory	Accumulated	Controlling	Owners'
	Equity	Class A		Class D		Class E		Class G		Class H		Class I		Class J		Class L		Class M		Class A		Capital	Notes	Deficit	Interest	Equity
(in thousands except share amounts)	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Amount	Amount	Amount	Amount	Amount
Balance - December 31, 2013	$64	705,891	$—	5,133	$—	5,582	$—	1,535	$—	1	$—	32,200	$—	8,216	$—	10,000	$—	1	$—	7,652,737	$1	$20,280	$(1,551)	$20,017	$2,617	$41,427

Stock issued pursuant to settlement	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Stock acquired from former officers and retired	—	—	—	(3,625)	—	(4,431)	—	—	—	—	—	—	—	—	—	—	—	—	—	(400,000)	—	(883)	1,494	(6,360)	—	(5,750)
Forgiveness of promissory note	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(57)	57	—	—	—
Correct Series H - par value $.0001	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net loss	(7)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(14,383)	(33)	(14,423)
Preferred stock dividends	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(600)	—	(600)

Balance - December 31, 2014	57	705,891	—	1,508	—	1,151	—	1,535	—	1	—	32,200	—	8,216	—	10,000	—	1	—	7,252,737	1	19,339	—	(1,327)	2,585	20,655

Stock acquired from former officers and retired	—	—	—	(942)	—	(1,151)	—	—	—	—	—	—	—	—	—	—	—	—	—	(37,500)	—	1,067	—	(3,129)	—	(2,063)
Net income (loss)	(10)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	11,342	(40)	11,293
Dividends	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(600)	—	(600)

Balance - December 31, 2015	47	705,891	—	566	—	—	—	1,535	—	1	—	32,200	—	8,216	—	10,000	—	1	—	7,215,237	1	20,406	—	6,286	2,545	29,285

Forgiveness of promissory note	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,558	—	1,558
Net income (loss)	(20)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	14,347	(82)	14,244
Dividends	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(17,162)	—	(17,162)

Balance - December 31, 2016	$27	705,891	$—	566	$—	—	$—	1,535	$—	1	$—	32,200	$—	8,216	$—	10,000	$—	1	$—	7,215,237	$1	$20,406	$—	$5,028	$2,463	$27,925

The accompanying notes are an integral part of these consolidated financial statements.

F-9

U.S. GAS & ELECTRIC, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Note 1 - Summary of Significant Accounting Policies

Nature of Operations

U.S. Gas & Electric, Inc. (the “Company”), operating with its wholly-owned subsidiaries, is a licensed retail energy marketer engaged in the purchase and resale of natural gas and electricity to commercial and residential customers in deregulated markets.

Principles of Consolidation

The consolidated financial statements include the accounts of U.S. Gas & Electric, Inc., its wholly-owned subsidiaries, Energy Services Providers, Inc. (“ESPI”), USG&E Solar, Inc. (“USG&E Solar”) and American Power Partners, LLC (“APP”), and ESPI’s wholly-owned subsidiaries: Massachusetts Gas & Electric, Inc., Connecticut Gas & Electric, Inc., Kansas State Gas & Electric, Inc., Texas Gas & Electric, Inc. and Creative Marketing Resources, Inc.; and USG&E Gas Drilling I, LLC, USG&E Gas Drilling II, LLC and USG&E Gas Drilling III, LLC (the “Drilling Cos”), which are variable interest entities (“VIE’s”) for which the Company is considered the primary beneficiary. Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 810, Consolidation, requires a VIE to be consolidated by a reporting entity with a controlling financial interest in the VIE, if the reporting entity has both of the following characteristics:

a)	The power to direct the activities of the VIE that most significantly impact the VIE’s economic performance.
b)	The obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE.

All material inter-company transactions and balances have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ materially from those estimates.

F-10

U.S. GAS & ELECTRIC, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Note 1 - Summary of Significant Accounting Policies (continued)

Use of Estimates (continued)

Items subject to significant estimate include, but are not limited to, revenue, unearned revenue, allowance for doubtful accounts, rebates, potential impairments of long lived assets, intangible assets and goodwill, derivative instruments, share based compensation, and obligations incurred in connection with the purchase of electricity and gas.

Revenue Recognition

Revenues from the sale of natural gas and electricity are recognized when the gas or electricity is consumed by the customer.

The Company offers products that generate rebates to qualifying customers. These rebates are estimated and recorded as a reserve over the period in which the customer earns the discount. Information considered in developing the estimated reserves includes rebate criteria and continued customer eligibility patterns. Estimates of rebates are subject to change in future periods to the extent management determines it necessary to make adjustments based on information that is available at that time. Customer rebates are reviewed for adequacy on a monthly basis. The Company may also offer refunds to customers from time to time in the normal course of its customer service activities. The Company recorded rebates related to its product offerings and normal course activities of approximately $2.2 million, $0.4 million and $0.2 million as a reduction of revenue, for the years ended December 31, 2016, 2015 and 2014, respectively.

In addition, during 2014 the Company recorded refunds of approximately $6.0 million as a reduction of revenue, which were offered to customers to assist with their unusually high winter bills experienced during the polar vortex, which were the result of extraordinarily high spikes in wholesale energy prices in the northeast United States due to extreme weather conditions. The polar vortex significantly reduced the Company’s customer count, gross margins, and results of operations for the year ended December 31, 2014.

Accrued and Unbilled Receivables

Accrued and unbilled receivables consist of two components: (a) amounts due from customers for gas and electric that has been consumed but for which the Company has not yet submitted an invoice due to the customers’ billing cycle; and (b) amounts relating to noncancellable contracts executed prior to the end of each month for the purchase and resale of gas to be consumed in the subsequent month. Those amounts are as follows:

F-11

U.S. GAS & ELECTRIC, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Note 1 - Summary of Significant Accounting Policies (continued)

Accrued and Unbilled Receivables (Continued)

	2016	2015
	(in thousands)
Consumed, not invoiced	$16,727	$11,740
Noncancellable contracts executed	15,409	11,402
Total accrued and unbilled receivables	$32,136	$23,142

Reporting of Natural Gas and Oil Producing Activities

The Company uses the successful efforts method of accounting for natural gas producing activities. The Company capitalizes the costs to acquire interests in natural gas properties and to equip and drill the wells. Depletion is computed on a well-by-well basis using the unit-of-production method based on periodic estimates of natural gas reserves.

Management periodically assesses the wells for impairment of value using estimates of future cash flows to evaluate whether the carrying amount of these assets may not be recoverable. Any loss will be recognized at the time of impairment by providing an impairment allowance.

Management has determined the carrying values of assets, liabilities and equity and results of operations of the Drilling companies to be immaterial.

Furniture, Fixtures and Equipment

Furniture, fixtures and equipment are stated at cost. Expenditures for major improvements are capitalized while repairs and maintenance are charged to expense. Depreciation is expensed on a straight-line basis over the estimated useful lives of the respective assets.

Sale-Leaseback Transaction and Capital Lease

In May 2014, the Company entered into a sale-leaseback agreement under which leasehold improvements, furniture, fixtures and equipment owned by the Company were sold to a third party and subsequently leased back to the Company pursuant to a five-year lease, which the Company has recorded as a capital lease. The assets subject to the capital lease are included in furniture, fixtures and equipment in the consolidated balance sheet and are amortized over the shorter of their estimated useful lives or the lease term, and the balance of the present value of the minimum lease payments is included in non-current liabilities in the consolidated balance sheet (see Note 9).

F-12

U.S. GAS & ELECTRIC, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Note 1 - Summary of Significant Accounting Policies (continued)

Goodwill and Intangible Assets

Goodwill and other intangible assets with indefinite lives are not amortized, but are reviewed annually for impairment. Acquired intangibles with definite lives are amortized over their useful lives.

On at least an annual basis, management assesses whether there has been any impairment in the value of goodwill or intangible assets with indefinite lives. If a qualitative analysis of the circumstances indicates that an impairment is more likely than not, an analysis is conducted by comparing the fair value to the net carrying value of the applicable reporting unit. If the carrying value exceeds the estimated fair value, an impairment loss is recognized if the implied fair value of the asset tested is less than its carrying value.

Long-Lived Assets

The Company evaluates its long-lived assets for possible impairment whenever circumstances indicate that the carrying amount of the asset, or related group of assets, may not be recoverable from estimated future cash flows. If the analysis concludes the recorded amounts cannot be recovered, when compared to estimated future undiscounted cash flows, the carrying values of such assets are reduced to fair value.

Income Taxes

Deferred tax liabilities are recognized for future taxable amounts and deferred tax assets are recognized for future deductions and operating loss carry forwards. A valuation allowance is recognized, if deemed applicable, to reduce the net deferred tax assets to amounts that are more likely than not to be realized.

In November 2015, the FASB issued ASU 2015-17, Income Taxes (Topic 740): Balance Sheet Classification of Deferred Taxes (“ASU 2015-17”), which simplifies the presentation of deferred income taxes. ASU 2015-17 requires that deferred tax assets and liabilities be classified as noncurrent in a classified statement of financial position. ASU 2015-17 is effective for financial statements issued for fiscal years beginning after December 15, 2016 (and interim periods within those fiscal years) with early adoption permitted. ASU 2015-17 may be either applied prospectively to all deferred tax assets and liabilities or retrospectively to all periods presented. The Company elected to early adopt ASU 2015-17 prospectively in the fourth quarter of 2015. As a result, the Company has presented all deferred tax assets and liabilities as noncurrent on the consolidated balance sheet as of December 31, 2016 and 2015. There was no impact on the Company’s results of operations as a result of the adoption of ASU 2015-17.

F-13

U.S. GAS & ELECTRIC, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Note 1 - Summary of Significant Accounting Policies (continued)

Income Taxes (Continued)

The Company evaluates and accounts, if necessary, for uncertain positions taken on open income tax returns and positions expected to be taken in a soon to be filed tax return. The standard discusses the recognition threshold methodology for financial statement recognition and guidance on de-recognition, classification, interest and penalties and disclosure. In addition, the Company routinely assesses uncertain tax positions and, if applicable, accrues for tax positions that are not more-likely-than-not to be sustained upon examination by taxing authorities.

Prepaid gas

For a number of the local distribution company (“LDC”) programs in which the Company operates, the LDCs require the Company to purchase storage gas, which is accumulated during the seven-month summer injection period and withdrawn for consumption during the five-month winter heating season. The storage gas is recorded at cost and as a prepaid asset.

Deferred financing costs

In April 2015, the Financial Accounting Standard Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-03, Simplifying the Presentation of Debt Issuance Costs. The objective of this update is to require that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct reduction from the carrying amount of that debt liability, consistent with debt discounts. In August 2015, the FASB issued ASU 2015-15, Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements. This ASU amends ASU 2015-03, which had not addressed the balance sheet presentation of debt issuance costs incurred in connection with line-of-credit arrangements. Under ASU 2015-15, a Company may defer debt issuance costs associated with line-of-credit arrangements and present such costs as an asset, subsequently amortizing the deferred debt issuance costs ratably over the term of the line-of-credit arrangement, regardless of whether there are any outstanding borrowings. ASU 2015-03 and ASU 2015-15 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2015, and should be applied retrospectively and represent a change in accounting principle. The Company elected to continue presenting its debt issuance costs, which were approximately $0.5 million and $0.8 million, net of accumulated amortization, in other assets in the balance sheet as of December 31, 2016 and 2015, respectively.

F-14

U.S. GAS & ELECTRIC, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Note 1 - Summary of Significant Accounting Policies (continued)

Concentrations of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash, cash equivalents and accounts receivable.

Cash and Cash Equivalents

The Company maintains deposit balances at financial institutions that, from time to time, may exceed federally insured limits. Federally insured amounts are currently insured up to $0.3 million per company per institution by the FDIC. The Company maintains its cash and cash equivalents with high quality financial institutions, which the Company believes limits these risks.

Accounts Receivable

Accounts receivable are customer obligations due under normal trade terms. Management reviews accounts receivable on a regular basis to evaluate collectability. The Company includes any accounts receivable balances that are determined to be uncollectible, along with a general reserve, in its overall allowance for doubtful accounts. The Company believes that collection risk is limited because the Company operates primarily in markets where the LDCs purchase the Company’s receivables on a non-recourse basis (“POR”). Based on the available information, the Company believes that its allowance for doubtful accounts is adequate.

Renewable Energy Credits

The Company must obtain a portion of its power supply from renewable energy sources in order to meet the requirements of the renewable portfolio standards in the states in which it operates. This requirement may be met by obtaining renewable energy credits (“RECs”) that provide evidence that electricity has been generated by a qualifying renewable facility or resource. At December 31, 2016 and 2015, the Company has accrued $4.4 million and $5.5 million, respectively, for the estimated costs of RECs required for energy already consumed by customers, which have not yet been purchased. These accruals are presented in accrued expenses and other liabilities as power costs in the accompanying consolidated balance sheets. The cost of RECs is included in cost of retail electricity sales in the accompanying consolidated statements of operations.

F-15

U.S. GAS & ELECTRIC, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Note 1 - Summary of Significant Accounting Policies (continued)

Derivatives

The Company purchases fixed-priced, forward, NYMEX natural gas swap contracts NYMEX natural gas option contracts (“Gas Options”) and other financial instruments (the “NG Hedges”), as well as various financial instruments for power (the “Power Hedges”), in order to hedge commodity price volatility (NG Hedges and Power Hedges collectively referred to as the “Hedges”). The NG Hedges, except for the Gas Options, for which a cash premium is paid at acquisition, are net settled three business days prior to the start of the contract month, and the net increase/(decrease) in the settled value of the contract is received from/(paid to) Macquarie in the following month. The Power Hedges settle on a daily basis against the various ISO’s day-ahead market prices and are net settled with Macquarie on the last day of the month after the flow month. The Company may enter into other Power Hedges directly with the ISO, for which the settlement amounts due from/to the ISO are due as prescribed by ISO requirements.

These contracts are considered derivative instruments under the guidance for derivative instruments and hedging activities, and are recorded at fair value in the Company’s consolidated financial statements with unrealized gains and losses reported in the statement of operations.

Unrealized gains/(losses) of approximately $0.3 million and ($10.0 million) relating to unsettled NG Hedges and Power Hedges have been included in net derivative asset (liability) in the accompanying consolidated balance sheets at December 31, 2016 and 2015, respectively.

Fair Value of Financial Instruments

The respective carrying value of the Company’s financial instruments approximates their fair values. These instruments include cash and cash equivalents, accounts receivable, accounts payable, accrued expenses and debt. Carrying values are assumed to approximate fair values for those financial instruments, which are short-term in nature or are receivable or payable on demand. The Company estimates the fair value of debt based on current rates offered to them for debt of comparable maturities and similar collateral requirements.

F-16

U.S. GAS & ELECTRIC, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Note 1 - Summary of Significant Accounting Policies (continued)

Fair Value of Financial Instruments (Continued)

The accounting guidance on fair value measurements and disclosures establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs that market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The hierarchy is broken down into three levels based on the reliability of the inputs as follows:

1.	Level 1 Inputs – Quoted prices (unadjusted) in active markets for identical assets or liabilities.
2.	Level 2 Inputs – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
3.	Level 3 Inputs – Inputs that are unobservable for the asset or liability.

Fair value is a market-based measure considered from the perspective of a market participant who holds the asset or owes the liability rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Company’s assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date.

Assets and liabilities that are recorded at fair value have been categorized based upon the fair value hierarchy. The Company’s Level 1 items would consist of any assets or liabilities recorded related to certain of the NG Hedges, if material. The Company’s Level 2 items would consist of any assets or liabilities recorded related to certain other NG Hedges and the

Power Hedges, if material. The Company estimates forward contract prices for the NG Hedges and Power Hedges using data from various sources, including independent exchanges, brokers, ISO auctions, historical observation and settlement reports from Macquarie. The Company’s Level 3 items consist of the Warrants (see Note 7) issued to Macquarie; Stock Appreciation Rights (“the SARs”), other shared-based rights and deferred bonuses issued to members of management (see Note 12) and Intangible Assets (see Note 5).

F-17

U.S. GAS & ELECTRIC, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Note 1 - Summary of Significant Accounting Policies (continued)

Fair Value of Financial Instruments (continued)

The Company computed the fair value of the Warrants using a Black Scholes option pricing model. The assumptions used in estimating the fair value of the Warrant liability as of December 31, 2016 and 2015 are as follows:

	2016	2015
Stock price	$2.1672	$2.0856
Strike price	$2.95	$2.95
Expected volatility	22.37%	19.26%
Expected term	2.9 years	3.9 years
Risk free interest rate	1.43%	1.36%
Dividend rate	0%	0%

The stock price is based upon management’s estimate of the equity value of the Company and most recent stock transactions. The strike price is based on the Warrant Agreements as further described in Note 7. Expected volatility is based on the historical volatilities of comparable companies, industry indexes and other factors. The expected term is based on the weighted average probability of a liquidity event occurring. The risk-free rate represents the yield on U.S. Treasury bonds with a maturity equal to the expected term. The fair value of the Warrants also includes the net present value of estimated potential dividends attributable to the Warrants.

The Company computed the fair value of the SARs using a Black Scholes option pricing model and the assumptions used in estimating the fair value of the SARs liability as of December 31, 2016 and 2015 are as follows:

	2016	2015
Stock price	$2.1672	$2.0856
Strike price	$2.58 - $3.02	$2.58 - $3.02
Expected volatility	22.37%	19.26%
Expected term	3.1 years	4.0 years
Risk free interest rate	1.43%	1.36%
Dividend rate	0%	0%

F-18

U.S. GAS & ELECTRIC, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Note 1 - Summary of Significant Accounting Policies (continued)

Fair Value of Financial Instruments (continued)

The stock price is based upon management’s estimate of the equity value of the Company and most recent stock transactions. The strike price is based on the Employment Agreements with certain management personnel. The expected volatility is based on the historical volatilities of comparable companies, industry indexes and other factors. The expected term is based on the weighted average probability of a liquidity event occurring. The risk-free rate represents the yield on U.S. Treasury bonds with a maturity equal to the expected term. The fair value of the SARs also includes the net present value of estimated potential dividends attributable to the SARs.

The Company’s financial instruments for the years ended December 31, 2016 and 2015, respectively, are summarized as follows:

The following chart represents the activity in the Company’s Level 3 Warrant liability for the years ended December 31, 2016 and 2015. The change in the fair value of the Warrant liability is presented in financing costs in the accompanying consolidated statement of operations.

	2016	2015
	(in thousands)
Beginning balance	$921	$921
Change in fair value of warrant liability	979	—
Payment of accrued dividend liability	(1,119)	—
Ending balance	$781	$921

F-19

U.S. GAS & ELECTRIC, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Note 1 - Summary of Significant Accounting Policies (continued)

Fair Value of Financial Instruments (continued)

The following chart represents the activity in the Company’s Level 3 SARs liability for the years ended December 31, 2016 and 2015. The change in fair value of the SARs liability is presented in selling, general and administrative expenses in the accompanying consolidated statements of operations.

	2016	2015
	(in thousands)
Beginning balance	$735	$735
Change in fair value of SARS liability	135	—
Payment of accrued SARS dividend	(493)	—
Ending balance	$377	$735

The following table represents the Company's fair value hierarchy for its financial instruments measured at fair value on a recurring basis as of December 31, 2016 and 2015 (in thousands):

	For the Year Ended December 31, 2016
	Balance at December 31, 2016	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Warrants liability	$781	$—	$—	$781
SARs liability	377	—	—	377
Derivative asset	300	—	300	—

F-20

U.S. GAS & ELECTRIC, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Note 1 - Summary of Significant Accounting Policies (continued)

	For the Year Ended December 31, 2015
	Balance at December 31, 2015	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Warrants liability	$921	$—	$—	$921
SARs liability	735	—	—	735
Derivative liability	9,998	—	9,998	—

Reclassifications

Certain accounts in the prior year consolidated financial statements have been reclassified for comparative purposes to conform with the presentation in the current year consolidated financial statements. These reclassifications have no effect on previously reported income.

Note 2 - Accounts Receivable

	2016	2015
	(in thousands)
Accounts receivable	$22,628	$21,243
Allowance for doubtful accounts	(28)	(13)
Total accounts receivable	$22,600	$21,230

The Company operates under POR programs, in all but a few of the jurisdictions in which it operates, and sells its accounts receivable to the utilities under these POR programs. Non-POR accounts receivables were approximately $0.2 million and $38.0 thousand at December 31, 2016 and 2015, respectively. The Company has established an allowance for doubtful accounts of $28 thousand and $13 thousand at December 31, 2016 and 2015, respectively, for potential delinquency of balances resulting from non-POR jurisdictions and limited circumstances in the POR jurisdictions when the Company bills its customers directly.

F-21

U.S. GAS & ELECTRIC, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Note 3 – Furniture, Fixtures and Equipment

			Estimated
	2016	2015	Useful Lives
	(in thousands)
Computer equipment	$6,340	$6,076	5 years
Furniture and fixtures	1,193	1,188	5 years
Construction in progress	—	78	—
Leasehold improvements	1,435	1,425	5 years
Vehicle	31	31	4 years
Office equipment	489	489	5 years
Total	9,488	9,287
Less accumulated depreciation	6,276	5,055
Furniture, fixtures and equipment, net	$3,212	$4,232

Depreciation and amortization expense for Furniture, Fixtures and Equipment was approximately $1.3 million, $1.3 million and $1.1 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Note 4 – 2014 Acquisition

Effective February 28, 2014 (the “APP Acquisition Date”), pursuant to a Members Interest Purchase Agreement (the “MIPA”), the Company acquired 100% of the member interests of APP, a retail energy marketer licensed to do business in Pennsylvania, Maryland, Illinois, Ohio, Delaware and Washington, D.C. The purchase price for APP was $1.0 million, which was paid at the closing in cash, plus the net working capital as of the closing date.

Shortly after acquiring APP, the Company discontinued the operations of APP, and has since surrendered APP’s licenses to operate as a retail energy marketer in all the states in which it holds licenses. As of December 31, 2014, APP had no customers. The Company had deemed all APP assets otherwise recorded at December 31, 2014 impaired and has included their cost, the cost of the acquisition, along with losses incurred in connection with APP totaling approximately $22 thousand and $1.5 million in 2015 and 2014, respectively, in settlement and other losses in the statement of operations.

F-22

U.S. GAS & ELECTRIC, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Note 5 – Goodwill and Intangible Assets

Goodwill represents the purchase price and related costs over the fair value assigned to the net tangible and intangible assets acquired in the July 2009 acquisition of 100% of the stock of ESPI (the “ESPI Acquisition”). The Company tests goodwill for impairment annually. Before applying the two-step goodwill impairment test the Company makes a qualitative assessment of whether it is more likely than not that a reporting unit's fair value is less than its carrying amount. If it is concluded that it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, the Company does not perform the two-step impairment test. Goodwill is also tested for impairment on an interim basis if circumstances change or an event occurs between annual tests that would more likely than not reduce the fair value of the reporting unit below its carrying amount. Significant judgment is applied when goodwill is assessed for impairment. This judgment includes developing cash flow projections, selecting appropriate discount rates, identifying relevant market comparables and incorporating general economic and market conditions. The selection and weighting of the various fair value techniques may result in a higher or lower fair value. Judgment is applied in determining the weighting that is most representative of fair value. Based on management’s qualitative assessment, the Company was not required to perform the two-step impairment test and no impairment of goodwill was recorded as of December 31, 2016.

Intangible assets with an indefinite life are evaluated annually for impairment or whenever events or circumstances occur which indicate that those assets might be impaired.

The carrying values and accumulated amortization of intangible assets at December 31, 2016 and 2015 were as follows (in thousands):

	December 31, 2016
Intangible assets	Gross Amount	Accumulated Amortization	Net Amount
Non-compete agreements	$620	$620	$—
Customer relationships	12,990	12,365	625
Internally developed technology and software	5,558	4,380	1,178
Trademarks	2,280	1,824	456
Subtotal	21,448	19,189	2,259
Indefinite-lived intangible assets	310	—	310
Total	$21,758	$19,189	$2,569

F-23

U.S. GAS & ELECTRIC, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Note 5 – Goodwill and Intangible Assets (continued)

	December 31, 2015
Intangible Assets	Gross Amount	Accumulated Amortization	Net Amount
Non-compete agreements	$620	$586	$34
Customer relationships	12,990	11,875	1,115
Internally developed technology and software	5,054	3,811	1,243
Trademarks	2,280	1,368	912
Subtotal	20,944	17,640	3,304
Indefinite-lived intangible assets	310	—	310
Total	$21,254	$17,640	$3,614

Amortization expense was approximately $1.6 million, $1.6 million and $1.9 million for the years ended December 31, 2016, 2015 and 2014, respectively. The Company estimates future annual amortization expense for intangible assets as follows (in thousands):

Future Amortization
For the Year Ending
December 31,	Amount
2017	$1,500
2018	622
2019	137
Total	$2,259

F-24

U.S. GAS & ELECTRIC, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Note 6 – Accrued Expenses and Other Liabilities

	2016	2015
	(in thousands)
Power costs	$5,347	$5,948
Settlements reserve	4,050	3,766
Employee compensation & benefits	3,137	3,300
Other	2,984	1,806
Income taxes	2,506	4,674
Rebates & guaranteed savings	2,405	1,103
Other taxes	1,977	838
Shared-based/deferred compensation	1,495	1,351
Rent	847	861
Interest	612	1,057
Gas costs	477	2,997
Deferred revenue - budget billing	456	534
Total accrued expenses and other liabilities	$26,293	$28,235

Note 7 – Senior Revolving Credit and Supply Facility

On March 31, 2010, the Company entered into a senior secured trade credit supply facility (the “Facility”) with Macquarie Energy, LLC (“Macquarie”), which has been subject to amendment from time to time, the most recent of which was executed on December 29, 2016 (the “Fall 2016 MQ Amendment”). Under the terms of the Facility, the Company must purchase all of its natural gas and electricity supply from Macquarie unless Macquarie is unable to meet the Company’s supply requirements or cannot offer favorable enough pricing, as defined in the Facility. For any commodity purchases not supplied by Macquarie, the Company can choose to have those purchases “credit sleeved” by Macquarie, such that Macquarie will provide any required credit for such purchases on the Company’s behalf. Macquarie has a first priority security interest in all of the assets of the Company.

Total borrowings and commitments under the Facility are available at rates from 80% - 100% of certain eligible assets, including cash, prepaid storage gas, accounts receivable, accrued receivables, imbalance receivables and the value of customer contracts, as defined in the Facility documents (the “Credit Base”).

F-25

U.S. GAS & ELECTRIC, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Note 7 – Senior Revolving Credit And Supply Facility (continued)

The current terms of the Facility include, among other things: (1) Facility size up to $85.0 million, with conditions for increases to $150.0 million with Macquarie’s approval, (2) Maturity date of December 31, 2018, (3) Revolver sublimit of $35.0 million, (4) Deferral of accounts payable to Macquarie of up to $10.0 million for 30 days (no such amounts were deferred as of December 31, 2016 or 2015), (5) Interest rate on the Revolver, standby letters of credit, Deferred Payables and Storage Loans of 5.5% plus the 30-day LIBOR (6.27 % at December 31, 2016), per annum, payable monthly and (6) Commitment fee of 0.5%, per annum, payable quarterly, on the average daily unused amount of the Revolver Sublimit (the “Unused Revolver Fees”).

The Facility provides for advances under a revolving line of credit (the “Revolver”) that can be used for working capital and other purposes. Revolver advances are subject to a sublimit of $35.0 million (the “Revolver Sublimit”). No cash advances were outstanding under the Revolver at December 31, 2016 and 2015, respectively.

The Facility provides for the issuance of standby letters of credit, which the Company utilizes for collateral postings with various entities. The total notional value of standby letters of credit outstanding at December 31, 2016 and 2015 was approximately $8.1 million and $7.6 million, respectively.

The Facility allows for Storage Loans for gas purchased during the months of May through October of each year. The aggregate quantity of prepaid storage gas for which payment is deferred cannot exceed ten billion cubic feet. As the prepaid storage gas is withdrawn in the winter, the Storage Loans must be repaid to the extent the prepaid storage gas balance falls below the outstanding balance of the Storage Loans. Any balance remaining on Storage Loans must be paid in full by the supply purchases payment due date in the following April. Storage Loans accrue interest annually at the same rate as cash advances under the Revolver. No amounts were outstanding under Storage Loans at December 31, 2016 or 2015.

The Company incurred supply fees for gas and electricity purchased from Macquarie of approximately $3.1 million, $3.0 million and $3.7 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Interest expense under the Facility totaled approximately $0.4 million, $0.4 million and $0.6 million for the years ended December 31, 2016, 2015 and 2014, respectively. Commitment fees for the unused portion of the Revolver Sublimit totaled approximately $0.1 million for each of the years ended December 31, 2016, 2015 and 2014.

F-26

U.S. GAS & ELECTRIC, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Note 7 – Senior Revolving Credit And Supply Facility (continued)

In connection with amendments to the Facility, the Company issued to Macquarie two warrants for the purchase of 3,063,163 total shares of the Company’s Class A Common Stock (the “Warrants”), at a strike price per share of $2.95. The Warrants will expire, if not otherwise exercised or converted pursuant to their terms, which include settlement upon a change of control or liquidity event, on December 31, 2024. One Warrant, issued for 1,358,641 shares, was subject to a quarterly vesting schedule, beginning September 30, 2014, and fully vested on March 31, 2016. The total shares vested under the Warrants as of December 31, 2016 and 2015 were 3,063,163 and 2,836,723, respectively. To the extent the Warrants are not previously exercised, and if the current fair market value of the Class A Common Stock is greater than the strike price, the Warrants will be deemed automatically exercised immediately before the expiration date.

The significant assumptions used to determine the calculated value of the Warrants at December 31, 2016 and 2015 are described in Note 1.

Each time a dividend is paid to the holders of the Company’s Class A Common Stock, Macquarie will accrue the right to receive an amount equal to the product of (a) the number of shares associated with the unexercised portion of the vested Warrants times (b) the per share amount payable to holders of the Company’s Class A Common Stock. All such amounts will be payable to the holder of the Warrants (or holders of the Company’s Class A Common Stock for the portions of the Warrants already exercised or converted) on the date that is the earliest of (a) the occurrence of a Change in Control, (b) the occurrence of a Specified Event, (c) the Termination Date—each as defined in the Facility agreements and related amendments--or (d) the exercise of the Warrants.

The Warrants and related dividend rights were estimated to have a fair value of approximately $0.8 million and $0.9 million as of December 31, 2016 and 2015, respectively.

Approximately $1.1 million was paid to Macquarie during 2016 for its Warrant dividend rights related to dividends declared and paid during 2016.

The Facility is subject to certain financial and non-financial covenants as described in the Facility agreements, including a minimum requirement for tangible net worth, operating margin and interest coverage ratio, as well as a maximum leverage ratio and financial reporting

Obligations.

F-27

U.S. GAS & ELECTRIC, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Note 8 – Subordinated Debt – MVC Capital, Inc.

During July 2007, the Company completed a transaction (the “2007 Recapitalization”) in which MVC Capital, Inc. (“MVC”), a New York Stock Exchange-listed investment fund, assisted the Company with the arrangement of $43.0 million of financing, including: (i) a senior revolving credit facility in the amount of $35.0 million, (ii) a $5.5 million five-year, second lien term loan by MVC, (iii) a standby commitment by MVC to loan an additional $2.0 million to the Company under certain circumstances, and (iv) a $0.5 million equity investment in convertible preferred stock of the Company by MVC. The MVC $2.0 million standby commitment was funded during 2008 and combined with the second lien term loan in 2009.

In connection with the ESPI Acquisition, the MVC term loans were combined (the “MVC Sub Debt”) under an amended and restated loan agreement on July 1, 2009, and the maturity date of the MVC Sub Debt was extended to June 30, 2014. On April 5, 2013, MVC provided the Company a letter extending the maturity date of the MVC Sub Debt to July 25, 2015.

On May 30, 2014, the Company paid 100% of the accrued paid-in-kind (“PIK”) interest of approximately $3.0 million, and the terms of the MVC Sub Debt were amended in a Third Amendment to Amended and Restated Loan and Security Agreement (the “Third MVC Sub Debt Amendment”). Pursuant to the Third MVC Sub Debt Amendment, the interest rate for the MVC Sub Debt was revised to 13% per annum, payable on a monthly basis, and the maturity date was extended to July 1, 2019. Prior to the Third MVC Sub Debt Amendment, the interest rate for the MVC Sub Debt was 14% per annum, of which 9% was paid on a monthly basis and the remaining 5% was PIK. The monthly accrued PIK interest increased the balance of the MVC Sub Debt upon which the monthly interest calculations were made. The MVC Sub Debt is a second lien loan secured by all of the assets of the Company subject to a senior lien granted by the Company to Macquarie. The balance of the MVC Sub Debt was $7.5 million at December 31, 2016 and December 31, 2015.

On May 30, 2014, MVC loaned the Company $3.0 million in exchange for an unsecured promissory note (the “MVC Promissory Note”). The MVC Promissory Note matures on July 1, 2018 and bears interest at 14% per annum, of which 10% is payable monthly and 4% is PIK. The monthly accrued PIK interest increases the balance of the MVC Promissory Note upon which the monthly interest calculations are made. The balance of the MVC Promissory Note was approximately $3.3 million and $3.2 million at December 31, 2016 and 2015, respectively, of which approximately $0.3 million and $0.2 million represents PIK interest accrued at December 31, 2016 and 2015, respectively.

F-28

U.S. GAS & ELECTRIC, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Note 8 – Subordinated Debt – MVC Capital, Inc. (continued)

The Company incurred management fees, loan fees and interest (including PIK interest) of approximately $2.4 million, $2.1 million and $2.1 million due to MVC in the years ended December 31, 2016, 2015 and 2014, respectively. As of December 31, 2016 and 2015, the Company owed MVC approximately $0.2 million and $0.3 million, respectively, in connection with these fees and interest, which are included in accounts payable in the accompanying consolidated balance sheets. In addition, the Company has accrued approximately $0.7 million and $0.5 million, respectively for management and consulting fees due to MVC, which is included in other long-term liabilities in the accompanying consolidated balance sheets for the years ended December 31, 2016 and 2015.

The MVC Sub Debt is subject to certain financial and non-financial covenants as described in the Third MVC Sub Debt Amendment, including a minimum EBITDA requirement, interest coverage ratio and leverage ratio.

Note 9 – Notes Payable and Capital Lease Obligation

Capital Lease under Sale-Leaseback

In May 2014, the Company entered into a sale-leaseback agreement under which leasehold improvements, furniture, fixtures and equipment owned by the Company were sold to a third party for approximately $1.8 million in proceeds and subsequently leased back to the Company pursuant to a five-year lease. The lease agreement calls for quarterly lease payments of approximately $93 thousand through April 2019. The balance of the lease at December 31, 2016 and 2015 was approximately $1.0 million and $1.3 million, respectively.

Equipment Note

Pursuant to a 2011 loan agreement, which was amended in February 2015, for the purchases of computer equipment (the “Equipment Note”), the Company is required to make annual lease payments of approximately $0.2 million on August 1st of each year through 2019. The balance of the Equipment Note at December 31, 2016 and 2015 was approximately $0.7 million and $0.9 million, respectively.

F-29

U.S. GAS & ELECTRIC, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Note 9 – Notes Payable and Capital Lease Obligation (continued)

Equipment Note (continued)

Future minimum lease payments under the capital lease and equipment note and the balance included in non-current liabilities as of December 31, 2016 are as follows (in thousands):

For the Year Ending December 31,	Amount
2017	$601
2018	601
2019	593
Thereafter	—
Total minimum lease payments	1,795
Less amount representing interest	99
Present value of net minimum lease payments	1,696
Less current portion	540
Long-term portion	$1,156

Assets held through capital lease agreements at December 31, 2016 and 2015 were as follows:

	December 31,
	2016	2015
	(in thousands)
Office equipment, furniture and fixtures
and computer equipment	$2,481	$2,481
Less accumulated depreciation	1,326	835
Net book value	$1,155	$1,646

Note Payable To Former Officers

In connection with the Company’s purchase of stock from two of the Company’s former vice presidents (the “Former VPs”) in February 2015, (see Note 13), the Company issued non-interest bearing, unsecured promissory notes to the Former VPs totaling approximately $2.1 million. The balance outstanding under the promissory notes was $0 and approximately $1.0 million at December 31, 2016 and 2015, respectively.

F-30

U.S. GAS & ELECTRIC, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Note 10 – Income Taxes

The components of income taxes are as follows (in thousands):

	2016	2015
Current
Federal	$4,567	$6,876
State	2,992	3,397
Total current	7,559	10,273

Deferred
Federal	3,544	(973)
State	401	38
Total deferred	3,945	(935)

Total income tax expense	$11,504	$9,338

The differences between income taxes expected at the U.S. federal statutory income rate of 35% and income taxes provided are set forth below (in thousands, except percents):

	2016	%
Income tax expense at statutory rate	$9,012	35.00
State income tax expense, net of federal benefit	2,455	9.53
Permanent differences	37	0.15
Total	$11,504	44.68

F-31

U.S. GAS & ELECTRIC, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Note 10 – Income Taxes (continued)

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s net deferred tax assets, based on an approximate tax rate of 39.08%, are as follows (in thousands):

	2016	2015
Deferred tax assets
Depreciation and amortization	$1,605	$1,258
Settlements reserve	2,799	2,634
Rebate reserve	395	212
Share-based/deferred compensation	739	535
Acquisition costs	488	544
Deferred costs	282	179
Net operating loss	235	614
Other	190	195
Derivatives	—	3,849
Deferred tax assets	6,733	10,020

Deferred tax liabilities
Goodwill	(3,280)	(2,800)
Prepaid costs	(282)	(223)
Basis difference in LLC investments	(157)	(155)
Derivatives	(117)	—
Deferred tax liabilities	(3,836)	(3,178)
Net deferred tax assets	$2,897	$6,842

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets, which primarily consist of future tax benefits related to depreciation and amortization, net operating loss carryforwards and acquisition costs, is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment.

F-32

U.S. GAS & ELECTRIC, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Note 10 – Income Taxes (continued)

As of December 31, 2016, management has determined, based on an evaluation of all available evidence, including current and forecasted earnings, that it is more likely than not that the Company will realize the benefit of the net deferred tax assets and, therefore, a valuation allowance is not necessary.

At December 31, 2016, the Company had net operating loss carryforwards available for U.S. and state income tax purposes of approximately $0.4 million and $1.4 million, respectively. The U.S. carryforwards expire through 2026 and the state carryforwards expire through 2034. In accordance with certain provisions of the Tax Reform Act of 1986, a change in ownership of greater than 50% of a corporation within a three year period will place an annual limitation on the corporation’s ability to utilize its existing tax benefit carryforwards. Such a change in ownership occurred in connection with the 2007 Recapitalization.

Additionally, the Company’s utilization of its tax benefit carryforwards may be restricted in the event of possible future changes in the ownership of the Company from exercise of convertible preferred stock, or other future issuances of common stock. There can be no assurance that the Company will be able to avail itself of all net operating loss carryforwards.

The Company accounts for uncertainty in income taxes by calculating interest costs and related penalties, if applicable, related to any unrecognized tax benefits. As of December 31, 2016 and 2015, no liability for unrecognized tax benefits was required to be recorded.

If applicable, any interest recorded would be included in interest expense and any penalties recorded would be included in income tax expense.

As of December 31, 2016, the tax years 2013 forward remain open to examination by the Internal Revenue Service and 2012 forward for various state and local authorities.

Note 11 – Equity Transactions

2007

The stock issued in 2007 was as follows:

Series B Preferred Stock. 32,200.362 shares of the Company's Series B Preferred Stock (the "Series B Shares"), issued to MVC. The Series B Shares had a second liquidation preference equal to an aggregate of $0.5 million plus an annual return of 12%. The Series B Shares were convertible into shares of the Company's Class A Common Stock on the basis of 1,000 shares of Class A Common Stock for each Series B Share outstanding.

F-33

U.S. GAS & ELECTRIC, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Note 11 – Equity Transactions (continued)

2007 (continued)

The Series B Shares voted with the Class A Common Stock (as a single voting group) on an as-converted basis. The Series B Shares were exchanged for a like number of Series I Share (and cancelled) in 2008 in connection with the Reorganization.

Series C and D Preferred Stock. 8,216.191 shares of the Company's Series C Preferred Stock (the "Series C Shares"), issued to MVC. The Series C Shares have no liquidation preference. The Series C Shares are convertible into shares of the Company's Class A Common Stock (under certain circumstances) on the basis of 1,000 shares of Class A Common Stock for each Series C Share outstanding. The Series C Shares were converted to Series J shares in 2008, as noted below.

The Company issued 6,214.402 shares of a security identical to the Series C Shares (other than being designated as Series D Preferred Stock (the "Series D Shares")), which did not have any rights unless and until certain performance hurdles (the “Performance Hurdles”) were met in fiscal 2007 and 2008, to the Company's management and others as follows:

-	5,194.724 Series D Shares issued to the Company's existing management,
-	536.673 Series D Shares issued to Jan Wild, the Company’s former Chief Market Officer and
-	483.005 Series D Shares issued to Robert Paladino ("Paladino"), a former Board member.

The Series D Shares have no liquidation preference or voting rights, and are convertible into shares of Class A Common Stock to the extent the Company met the Performance Hurdles in fiscal 2007 and 2008. If the performance hurdles were fully met in one of those fiscal years, each of the Series C Shares and Series D Shares would have become convertible into 500 Shares of Class A Common Stock and have the right to vote on an as-converted basis. If the performance hurdles were met in both fiscal years, each of the Series D Shares would become convertible into 1,000 shares of Class A Common Stock and would have the right to vote on an as-converted basis, and all of the Series C Shares would be cancelled. If none of the performance hurdles were met, each of the Series C Shares would remain convertible into 1,000 shares of Class A Common Stock and would have the right to vote on an as-converted basis, and all of the Series D Shares would be cancelled.

F-34

U.S. GAS & ELECTRIC, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Note 11 – Equity Transactions (continued)

2007 (continued)

During 2009, pursuant to the determination that the 2007 and 2008 Performance Hurdles were met, the Company recognized compensation expense of approximately $0.9 million relating to these Series D shares.

As of December 31, 2016, 3,076.924 Series D Shares were available for issuance to Company personnel.

To the extent that any of the Series D Shares reserved for issuance to Company personnel are not issued prior to a Liquidity Event, certain shares will be issued to MVC immediately prior to the Liquidity Event. As of December 31, 2016, the number of Series D Shares that are issuable to MVC in such event is 1,946.333.

The Series D Shares vote with Class A Common Stock (as a single voting group) on an as-converted basis.

Series E Preferred Stock. 6,349.106 shares of Series E Preferred Stock (the "Series E Shares") acquired by management. Those shares, along with the 5,731.397 Series D Preferred shares issued to management as noted above, were acquired for an aggregate purchase price of $0.2 million. The purchase price for the Series E Shares was paid by delivery of promissory notes (the “Stock Purchase Notes”), which bear interest at the rate of 9% per annum. The Series E Shares had a third liquidation preference equal to $31.50 per share plus a 12% annual return. The Series E Shares were convertible into shares of the Company's Class A Common Stock on the basis of 1,000 shares of Class A Common Stock for each Series E Share outstanding.

The Series E Shares voted with Class A Common Stock (as a single voting group) on an as-converted basis.

All Series E Shares were retired in connection with the stock purchase agreements executed with the former CEO and the VPs, as described later in Note 11. The principal and accrued but unpaid interest due on the Stock Purchase Notes will be forgiven based on the terms of these stock purchase agreements.

Series F and G Preferred Stock. 1,534.884 shares of the Company Series F Preferred Stock (the "Series F Shares") issued to MVC. The Series F Shares had no liquidation preference.

F-35

U.S. GAS & ELECTRIC, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Note 11 – Equity Transactions (continued)

2007 (continued)

The Series F Shares were convertible into shares of the Company's Class A Common Stock (under certain circumstances) on the basis of 1,000 shares of Class A Common Stock for each Series F Share outstanding.

The Company issued 590.34 Series G Shares, which are identical to the Series F Shares (other than being designated as Series G Preferred Stock (the "Series G Shares") to Paladino, and two other unrelated individuals for services. An identical number of Series F Shares were cancelled simultaneously with the issuance of these Series G Shares, and the Company recorded compensation expense of approximately $10 thousand.

In May 2007, the Company issued $.01 warrants to Victor Ferreira (“Ferreira”) who controlled the Company’s former aggregator, Big Apple Energy (“BAE”), for the purchase of 16,250 shares of the Company’s Class A Common Stock, and Ferreira exercised these warrants in December 2007. The Company issued BAE 50,000 shares of its common stock in July 2007. Pursuant to a consulting agreement, which terminated on September 30, 2008 (the “Ferreira Agreement”), the Company issued to Ferreira 536.673 shares of the Series D Shares and 944.544 shares of the Series G shares.

Pursuant to a Settlement Agreement and General Release between the Company, BAE, Ferreira and Karen Ferreira, dated November 24, 2010 (the “Settlement Agreement”), the parties agreed, among other things, that Ferreira owns no equity securities (or instruments convertible into equity securities) of the Company, except for the 944.544 Series G Shares and 16,250 shares of the Class A Common Stock that were previously issued to Ferreira, and BAE owns no equity securities (or instruments convertible into equity securities) of the Company, except for the 50,000 shares of Class A Common Stock that were previously issued to BAE.

Other Features of the Series B, Series C, Series D, Series E, Series F and Series G Share

The Series B Shares, the Series C Shares, the Series D Shares, the Series E Shares, the Series F Shares and the Series G Shares (collectively, the "New Preferred Shares") will automatically convert into shares of Class A Common Stock on the closing of a public offering of the Company's Class A Common Stock and acceptance of the Class A Common Stock for trading on a national securities exchange or on the NASDAQ Global Market or Capital Market. Further, the holders of the New Preferred Shares will have certain registration rights with respect to the shares of Class A Common Stock into which the New Preferred Shares are convertible.

F-36

U.S. GAS & ELECTRIC, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Note 11 – Equity Transactions (continued)

2008

The stock issued in 2008, was as follows:

Series F and G Preferred Stock. 944.544 Series F Shares were cancelled simultaneously with the issuance of the Series G Shares issued to Ferreira.

The Series G Shares vote with the Class A Common Stock (as a single voting group) on an as-converted basis.

In connection with the Company’s tax free plan of reorganization in June 2008 (“the Reorganization”), in which the Company desired to recapitalize and revise its capital structure, the Company's Board of Directors approved the creation of four new series of preferred stock. The four new series, Preferred H, I, J and K, all have a par value of $0.0001.

Series H Preferred Stock. One share of the Company's Series H Preferred Stock (the "Series H Shares"), which was issued to Stephen Grossman, a Board member (in March 2014, Stephen Grossman assigned the ownership of his Series H Share to David Phillips, another Board member). The Series H Shares have no liquidation preferences. The Series H Shares are convertible into shares of the Company's Class A Common Stock on the basis of 1 share of Class A Common Stock for each Series H Share outstanding. The Series H Shares vote with the Class A Common Stock (as a single voting group) with each whole share of the Series H Preferred Stock being entitled to the number of votes equal to the aggregate number of full shares of Class A Common Stock into which the outstanding shares of Series I, J and K Preferred Stock could be converted (by conversion into Series B, C and F Preferred Stock, respectively, followed by immediate conversion into Class A Common Stock). Notwithstanding the foregoing, the Series H Preferred Stock has no voting rights after all of the outstanding Series I, J and K Preferred Stock have been converted into Series B, C and F Preferred Stock, respectively.

Series I Preferred Stock. 32,200.362 shares of the Company’s Series B Shares issued to MVC were converted into 32.200.362 shares of Series I Preferred Stock (the “Series I Shares”). The Series I Shares shall receive at the same time and in the same amount any dividends or other distributions payable to the holders of the Series B Preferred Stock which would have been paid with respect to the Series B Preferred Stock issuable upon conversion of the Series I Preferred Stock had all of the outstanding Series B Preferred Stock been converted immediately prior to the record date for the dividend or distribution. The Series I shares are convertible into one share of the Company's Series B Preferred Stock. The Series I Shares have no voting rights.

F-37

U.S. GAS & ELECTRIC, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Note 11 – Equity Transactions (continued)

Other Features of the Series B, Series C, Series D, Series E, Series F and Series G Share (continued)

2008 (continued)

Series J Preferred Stock. 8,216.191 shares of the Company’s Series C Shares issued to MVC were converted into 8,216.191 shares of Series J Preferred Stock (the “Series J Shares”). The Series J Shares shall receive at the same time and in the same amount any dividends or other distributions payable to the holders of the Series C Preferred Stock which would have been paid with respect to the Series C Preferred Stock issuable upon conversion of the Series J Preferred Stock had all of the outstanding Series C Preferred Stock been converted immediately prior to the record date for the dividend or distribution. The Series J shares are convertible into one share of the Company's Series C Preferred Stock.

Other Features of the Series H, Series I, Series J, and Series K Shares

The Series H Shares will automatically convert into shares of Class A Common Stock, while the Series I Shares, the Series J Shares, and the Series K Shares (collectively, the "New Preferred Shares") will automatically convert into shares of Series B Preferred Stock, Series C Preferred Stock, and Series F Preferred Stock on the earlier to occur of any of the following dates and times: (i) immediately prior to the closing of a firm commitment for an underwritten public offering by the Company of shares of Common Stock of the Company, where (a) shares of Class A Common Stock of the Company are sold to the public in an underwritten public offering, and (b) the aggregate gross proceeds to the Company from the public offering are in excess of $20 million; (ii) at such time as the Class A Common Stock of the Company is listed for trading on a national securities exchange or quoted on the NASDAQ; and (iii) immediately prior to the consummation of a liquidation event.

2009

The stock issued in 2009 was as follows:

Class A Common Stock. In July 2009, in connection with the ESPI Acquisition, 3,425,570 shares of Class A Common Stock were issued to a previous shareholder of ESPI and former Board member of the Company.

F-38

U.S. GAS & ELECTRIC, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Note 11 – Equity Transactions (continued)

2009 (continued)

Series L Stock. On July 7, 2009, in connection with the ESPI Acquisition, the Company’s Board of Directors approved the creation of, and issued on July 31, 2009, a new series of preferred stock – Series L (the “Series L Shares”), which has a par value of $0.0001 and consists of 10,000 shares. The Series L Shares are not convertible into any other equity security of the Company. Series L Shares are not entitled to vote on any matter, except as specifically required by law or by the Certificate of Incorporation, as amended. However, as long as any Series L Shares are issued and outstanding, the Company will not issue any additional Series L Shares, amend, alter or repeal any provision of the Certificate of Designation of Series L Shares or the Certificate of Incorporation or Bylaws of the Corporation in a manner that adversely affects the Series L Shares shareholders without prior written consent of the majority of the outstanding Series L Shares.

In the event of any Liquidation Event, the holders of the Series L Shares will be entitled to receive, prior to and in preference to any distribution of the proceeds of such Liquidation Event to the holders of any capital stock of the Corporation, now existing or herein after issued, including, but not limited to the Corporation’s Series A through Series K Preferred Stock and Class A and Class B Common Stock, an amount per share equal to the Issue Price of $1,000 per share, plus all accrued and unpaid dividends. Dividends accrue on the Series L shares at a rate of 6% of the liquidation preference of $1,000 per share per annum and are payable quarterly unless otherwise restricted.

2010

In February 2010, the Company purchased and retired its former Chief Financial Officer’s entire equity interest in the Company (627.907 Series D Shares, 767.442 Series E Shares and 25,000 shares of Class A Common Stock), representing 792,442 shares of the Company’s Class A Common Stock, on an as-converted basis, for $1.0 million.

The stock issued in 2010 was as follows:

Series M Preferred Stock. In March 2010, one share of the Company’s Series M Preferred Stock (the Series M Share”), was issued to Macquarie Energy LLC. In the event of a Liquidation Event, the holder of the Series M Share will be entitled to receive $1 thousand.

F-39

U.S. GAS & ELECTRIC, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Note 11 – Equity Transactions (continued)

2010 (continued)

The holder of the Series M share is not entitled to any dividend or distribution and does not have any conversion rights. The Series M share carries voting rights such that an affirmative vote is required in order for the Company to institute proceedings to be adjudicated bankrupt, consent to insolvency proceedings, file a petition seeking reorganization, consent to appointment of a receiver or similar official, make an assignment for the benefit of creditors or admit to the inability of the Company to pay its debts.

Class A Common Stock. On May 25, 2010, the Company entered into a Confidential Settlement Agreement and General Release (the “RP Settlement Agreement”) with Paladino and Jasper Energy, LLC (“Jasper”), an entity for which Paladino was the majority equity holder and principal officer. In exchange for the mutual releases of the parties, the RP Settlement Agreement provided, among other things, for the issuance by the Company to Jasper and parties affiliated with Paladino and Jasper of 152,893 shares of its Class A Common Stock.

2011

Pursuant to the separation agreement with the Company’s former CMO, in March 2011, the Company purchased and retired its former CMO’s entire equity interest in the Company (536.673 Series D Shares), representing 536,673 shares of the Company’s Class A Common Stock, on an as-converted basis, for approximately $0.4 million, which was paid over the twelve-month period following the date of the separation agreement.

2012

During the year ended December 31, 2012, no shares of stock were issued or retired.

2013

In January 2013, the Company’s Board of Directors approved the issuance of 82.593 Series D Shares to two existing shareholders, who are affiliated with Paladino and Jasper, in exchange for release documents (the “Releases”) executed by both parties, pursuant to which these parties release and covenant not to sue the Company and its past and present employees, directors and affiliates for any errors or omissions that may have occurred with respect to these parties’ equity holdings or potential equity holdings in the Company from the beginning of time to the date of the Releases.

F-40

U.S. GAS & ELECTRIC, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Note 11 – Equity Transactions (continued)

2014

In November 2014, pursuant to a separation agreement with its former CEO (see Note 12), the Company purchased and retired its former CEO’s entire equity interest in the Company (400,000 shares of Class A Common Stock, 4,430.501 Series E Shares and 3,624.956 Series D Shares), representing 8,455,457 shares of the Company’s Class A Common Stock, on an as-converted basis, for approximately $5.8 million. The separation agreement also provides for the forgiveness of related management promissory notes and accrued interest in the amount of approximately $1.6 million when various conditions have been satisfied. The Company deemed these conditions satisfied during 2016 and has recorded a charge to income in the statement of operations for the year ended December 31, 2016 for the full amount of the management promissory notes and accrued interest (see Note 12).

2015

In February 2015, pursuant to stock purchase agreements entered into with the VPs, the Company purchased and retired the VPs’ entire equity interest in the Company (37,500 shares of the Class A Common Stock, 1,151.163 Series E Shares and 941.861 Series D Shares), representing 2,130,524 shares of the Company’s Class A Common Stock, on an as-converted basis, for a total of approximately $2.1 million. The Company satisfied this obligation in accordance with a promissory note issued to the VPs by making six equal quarterly payments to the VPs, beginning May 4, 2015 (see Note 9). The balance outstanding under these promissory notes was $0 and approximately $1.0 million at December 31, 2016 and 2015, respectively. In addition, the Company has forgiven related management promissory notes in the amount of $61 thousand for the VPs, which were used for the original purchase of the stock, under the terms of the stock purchase agreements.

2016

During the year ended December 31, 2016, no shares of stock were issued or retired. On March 2, 2016 and July 26, 2016 the Company’s Board of Directors approved the declaration of approximately $14.5 million and $3.6 million, respectively, in dividends to holders of record of the Company’s Class A Common Stock and stock appreciation rights, Macquarie, in respect to Warrants, and any other employees holding dividend rights by written contract as of March 3, 2016 and July 22, 2016, respectively.

F-41

U.S. GAS & ELECTRIC, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Note 12 – Commitments and Contingencies

Operating Leases

The Company occupies approximately 47,000 square feet of office space in Miramar, FL for its headquarters and call center operations under a 128-month lease, which commenced on December 1, 2013. The lease provided for free rent for the first twelve months and includes stated increases each year; however, the Company recognizes rent expense on a straight-line basis for the total base rent payments (including stated increases) to be made over the life of the lease. In addition, the Company pays its allocable share of the building’s operating expenses, which are included in rent expense.

The Company subleases approximately 13,500 square feet of the Miramar, FL office space under a 60-month commercial sublease agreement (the “Sublease”), which commenced on September 1, 2015. The subtenant has the option to extend the Sublease term for one, 47-month period following the end of the initial Sublease term.

The Company also occupies office space for sales activities in Mendham, NJ, subject to a lease executed on April 1, 2016, which expires on March 31, 2017. The base rent for this space is approximately $1,500 per month.

Future minimum lease payments, before reduction for Sublease income, under these operating leases are as follows (in thousands):

For the Year Ending December 31:	Amount
2017	$892
2018	909
2019	932
2020	955
2021	979
Thereafter	2,647
Total	$7,314

Rent expense, including operating costs, net of Sublease income of approximately $0.4 million, $0.1 million and $0, under these lease arrangements totaled approximately $1.2 million, $1.5 million and $1.5 million for the years ended December 31, 2016, 2015 and 2014, respectively.

F-42

U.S. GAS & ELECTRIC, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Note 12 – Commitments and Contingencies (continued)

Employment Agreements

The Company has entered into employment arrangements in various forms with certain members of management (each an “Executive”). In the event the Executive separates from the Company, the arrangements provide that the Company will be obligated to continue to pay the remainder of the Executive’s salary when it would otherwise have been due for periods ranging from six to twelve months, depending on the Executive and the reason for separation from the Company (the “Severance”). The total Severance under all arrangements, assuming the maximum that could be paid pursuant to the terms of the arrangements and base salaries in place at December 31, 2016, is approximately $1.2 million.

The terms of the arrangements also provide for SARs or the payment of additional compensation (the “Deferred Compensation”), which, depending on the Executive, is tied to the Company’s value upon a Liquidity Event or Change of Control, as defined in the arrangement, the payment of Company dividends, the termination of the Executive’s arrangement under certain conditions and/or the passage of time. The Company estimates that the fair value of the total obligation for the Deferred Compensation, which has been recorded in accrued expenses and other liabilities in the consolidated balance sheet, was approximately $1.5 million, $1.4 million and $0.7 million at December 31, 2016, 2015 and 2014, respectively (see Note 6). The significant assumptions used to determine the calculated value of the deferred compensation at December 31, 2016, 2015 and 2014 are described in Note 1.

In November 2014, pursuant to a separation agreement entered into with its former CEO, the Company purchased and retired its former CEO’s entire equity interest in the Company (see Note 11), agreed to pay the former CEO severance, benefits and his legal costs, and make certain other payments to a third party affiliated with the former CEO. These obligations, which were recorded as a charge against income in the year ended December 31, 2014, totaled approximately $0.9 million. Approximately $0.5 million of this amount was paid to the former CEO for severance and benefits over twelve months, beginning 60 days following the former CEO’s separation date of July 26, 2014, in accordance with regular payroll practices, and approximately $0.3 million was paid to the third party in twenty-four equal monthly installments, beginning December 1, 2014. Approximately $0.1 million of the total obligation remained unpaid at the end of 2015 and is included in accrued expenses and other liabilities in the consolidated balance sheet at December 31, 2015.

F-43

U.S. GAS & ELECTRIC, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Note 12 – Commitments and Contingencies (continued)

Employment Agreements (continued)

In addition, the former CEO’s separation agreement called for the forgiveness of outstanding promissory notes issued by the former CEO to the Company, plus any accrued interest thereon, once certain conditions outlined in the separation agreement are met. The Company deemed these conditions satisfied during 2016 and has recorded a charge to income in the statement of operations for the year ended December 31, 2016 for the full amount of the management promissory notes and accrued interest. The balance of the promissory notes and accrued interest, which was originally recorded as a reduction of Owners’ Equity in the consolidated balance sheets, and which was fully reserved for, was approximately $1.6 million at December 31, 2015 (see Note 11).

Tax Matters

In February 2016, the Company settled sales and use tax audits for periods through November 30, 2015 for USG&E and ESPI with the New York State Department of Taxation & Finance for a total of approximately $0.4 million (including taxes and interest). Such expenses were included in settlement losses and interest expense in the consolidated statement of operations for the year ended December 31, 2015.

ESPI received assessments from the Pennsylvania Department of Revenue (“PA”) for 2012, 2013 and 2014 for corporate income tax in the combined amount of approximately $3.2 million, plus interest. ESPI’s position is that it does not owe the taxes and has filed appeals with the Board of Finance and Revenue. Nonetheless, in an effort to minimize legal costs and bring the matter to a close, ESPI is in the process of negotiating a settlement with the state. The Company has recorded approximately $2.1 million for potential taxes due to PA for tax years 2012 through 2016, net of federal income tax benefit, which is included in income tax expense in the statement of operations for the year ended December 31, 2016 and accrued expenses and other liabilities in the balance sheet at December 31, 2016.

In September 2016, the Company submitted an application for Voluntary Disclosure to the New York City Department of Finance (“NYC”) for corporate income taxes. The Company has reached an agreement with NYC, which limits the “look back” period for filing prior period returns to tax years 2012 through 2015. The estimated liability for those years of approximately $0.2 million has been recorded in income tax expense in the statement of operations for the year ended December 31, 2016 and in accrued expenses and other liabilities in the balance sheet at December 31, 2016.

F-44

U.S. GAS & ELECTRIC, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Note 12 – Commitments and Contingencies (continued)

Tax Matters (Continued)

In September 2016, ESPI submitted an application for Voluntary Disclosure to NYC for utility taxes. ESPI has reached an agreement with NYC, which limits the “look back” period for filing prior period returns to tax periods from July 1, 2013 through October 31, 2016. The estimated liability for those periods of $1.0 million has been recorded in settlement and other losses in the statement of operations for the year ended December 31, 2016 and in accrued expenses and other liabilities in the balance sheet at December 31, 2016.

In September 2016, the Company and ESPI settled a corporate income tax audit with the New York State Department of Taxation and Finance covering the period January 1, 2011 through December 31, 2013 for a total of $2.2 million, including approximately $0.5 million of interest. The respective tax and interest portions are, included in income tax and interest expense in the statement of operations for the year ended December 31, 2015 and accrued expenses and other liabilities in the balance sheet at December 31, 2015. The settlement amount was paid in full during 2016.

In February 2017, the Company received notice from the Internal Revenue Service that the audit for corporate income tax covering the tax years 2012 and 2014 was complete and no adjustments are required.

Impact of Adverse Weather Conditions

Due to the extreme cold weather experienced in connection with the “polar vortex” in the first quarter of 2014 and other circumstances causing natural gas supply constraints, wholesale electric prices, especially at the end of January 2014, spiked dramatically. Because the Company offered primarily variable-priced products and volumes were unusually high, beginning in late January 2014, many of its customers, especially in Pennsylvania, despite the Company’s efforts to shield them by absorbing losses, received much higher bills than they had in previous months. In turn, the Company’s customer complaint activity in early 2014, was at levels much higher than normal.

Similar customer issues faced many of the Company’s competitors, and the Public Utility Commissions and Public Service Commissions (the “PUCs”) in various states fielded much higher than normal consumer complaint activity surrounding variable electricity pricing by energy marketers. Thus, investigations by state Attorneys General and PUCs have been initiated. Although the Company believes it has done nothing wrong, it has engaged counsel to advise and represent it with respect to any such matters.

F-45

U.S. GAS & ELECTRIC, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Note 12 – Commitments and Contingencies (continued)

Pennsylvania Office of Consumer Advocate and Attorney General (“PA OCA & AG”) - Joint Complaint served by the Pennsylvania PUC

PA OCA & AG initiated a joint complaint, which was received by the Company on June 24, 2014, pertaining to pricing, customer complaints and alleged deceptive marketing. After filing a response on July 10, 2014, the Company received data requests regarding customer complaints filed through the PA OCA & AG. Responses were filed by the Company on September 2, 2014. The parties entered into a settlement agreement, which was approved by the PUC, effective March 16, 2016. The settlement agreement entails certain measures of injunctive relief and the establishment of a restitution fund for customers, a contribution to the PUC’s hardship fund, administrative fees and a small fine, totaling approximately $2.6 million combined, which was recorded in 2014. The Company has made all payments except approximately $31 thousand of the administrative fees yet to be incurred as of December 31, 2016.

State of New York Office of Attorney General (“NY AG”) - Subpoena

NY AG initiated requests of information to the Company regarding customer complaints, pricing, and marketing practices from January 1, 2010 to present. An initial response was due to NY AG on February 19, 2015. NY AG and Company counsel have agreed to an open ended extension, with NY AG requesting that the Company submit discovery responses as they are prepared. NY AG also agreed to revise the dates for data request items to January 1, 2012 through January 20, 2015, with the scope of data requests limited to New York only. The Company has responded to all data requests received to date and began pre-settlement discussions with NY AG in August 2016. To date, no additional correspondence has been received from NY AG since December 2016. The Company cannot determine the probable outcome of this matter at this time.

State of New Jersey Office of Attorney General (“NJ AG”) – Subpoena

On February 18, 2016, NJ AG initiated requests for information from the Company regarding its customer agreements, pricing and complaints received. The original deadline for production of the information was March 11, 2016, although the Company was granted an open-ended extension of time. The Company has provided NJ AG all requested information, the last of which was submitted on June 9, 2016. To date, no additional correspondence has been received from NJ AG. The Company cannot determine the probable outcome of this matter at this time.

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U.S. GAS & ELECTRIC, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Note 12 – Commitments and Contingencies (continued)

Customer Suits – Pennsylvania and New Jersey

Two separate complaints have been filed against the Company by customers, which involve various allegations around marketing and pricing practices and breach of contract. The plaintiffs are seeking class status. The complaints have been amended several times by the plaintiffs after objections were raised by the Company.

During 2016, the Company reached agreements in principle to settle both cases, and the proposed settlement agreements are in the process of being reviewed by the courts for approval. The Company recorded approximately $4.1 million, which is included in settlement and other losses in the statement of operations for the year ended December 31, 2016, and accrued expenses and other liabilities in the balance sheet at December 31, 2016, for these proposed settlements.

Former Executive Lawsuit

In July 2016, the Company settled a lawsuit with a former executive of the Company regarding allegations of an equity interest, prior bonus, benefits, unused vacation hours and salary for approximately $0.6 million, which was included in settlement and other losses in the statement of operations for the year ended December 31, 2016.

Former Executive Claim

In April 2016, the Company reached a settlement with a former executive of the Company for various claims regarding his prior employment, including wrongful termination, for approximately $0.9 million, of which $0.4 million and $0.5 million was included in settlement and other losses in the statement of operations for the years ended 2016 and 2015, respectively. A reserve of approximately $0.5 million is included in accrued expenses and other liabilities in the consolidated balance sheet at December 31, 2015 (see Note 6).

New York Public Service Commission Orders

Since 1998, the New York Public Service Commission (the “NY PSC”) has initiated various cases--and orders, evidentiary hearings and interrogatories related to these cases--with respect to the retail energy industry and energy service companies (“ESCOs”). The most recent orders and proceedings, which were initiated in 2016 and early 2017, involve the ability of the NY PSC to (a) regulate the products and prices offered by ESCOs in the marketplace (the “Resetting Order”) and (b) prohibit ESCOs from offering its products and services to low income customers (the “Low Income Order”), except under very specific conditions.

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U.S. GAS & ELECTRIC, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Note 12 – Commitments and Contingencies (continued)

New York Public Service Commission Orders (continued)

On March 4, 2016, a temporary restraining order (“TRO”) and order to show cause, which blocked implementation of the Resetting Order, was granted by the Albany County Supreme Court (the “Court”), and on July 22, 2016, the Court issued its final decision/order in conjunction with the TRO and the Resetting Order, ruling in favor of the petitioners, which included the Company, by vacating the primary provisions of the Resetting Order. With respect to the Low Income Order, various legal proceedings including a TRO, were undertaken during 2016 by the ESCO industry in opposition to a NY PSC order calling for a moratorium on ESCOs to service low income customers. On December 15, 2016, the NY PSC issued the Low Income Order, which prohibits ESCOs from serving low income customers unless an ESCO was granted a waiver to provide certain products to these customers. On January 17, 2017, ESCO industry coalitions filed letters and petitions for rehearing and clarification of the Low Income Order and indicating their intent to challenge the Low Income Order in court. On January 25, 2017, the NY PSC issued a notice granting an extension to comply with the Low Income Order to May 26, 2017 in order to allow time for the Court to issue a ruling. The Company has determined that the portion of its New York customer base designated to be low income, as reported to the Company by the utilities, is immaterial to its ongoing operations.

Other Legal Matters

The Company is subject to legal proceedings and claims arising in the normal course of business. There are currently no pending legal proceedings, other than described above, to which the Company is a party that management believes will have a material effect on the Company's financial position or results of operations.

Note 13 – Employee Benefit Plan

The Company has established a profit-sharing plan (the “Plan”) under Section 401(k) of the Internal Revenue Code, whereby all eligible employees are entitled to defer a portion of their eligible annual salary. Substantially all employees are eligible to participate in the Plan depending on the length of service and attainment of minimum age requirements.

Under the terms of the Plan, the Company must make “safe harbor” contributions of 3% of total compensation to the Plan for all eligible employees and may contribute discretionary matching and profit sharing contributions as determined annually by the Company's Board of Directors. Employer contributions to the Plan were approximately $0.4 million for each of the years ended December 31, 2016, 2015 and 2014, respectively.

F-48

U.S. GAS & ELECTRIC, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Note 14 – Subsequent Events

The Company has evaluated subsequent events through March 17, 2017, which is the date the consolidated financial statements were available to be issued.

F-49

Annex A — Merger Agreement

Annex B — Opinion of Jefferies LLC

Annex C — Restated Certificate of Incorporation

Annex D — 2017 Equity Incentive Plan

Annex E — The Company’s Annual Report on Form 10-K for the Year Ended December 31, 2016

ANNEX A

Merger Agreement

STOCK PURCHASE AGREEMENT AND PLAN OF MERGER

by and among

Equus Total Return, Inc.,
a Delaware corporation,

ETR Merger Sub, Inc.,
a Delaware corporation,

U.S. GAS & ELECTRIC, INC.,
a Delaware corporation,

MVC CAPITAL, INC.,
a Delaware corporation, as a Seller and Sellers’ Representative

and

each other Person set forth on the signature page hereto under the heading “Sellers”

Dated as of April 24, 2017

i

ii

iii

iv

EXHIBITS AND SCHEDULES

EXHIBITS

Exhibit A	Certificate of Designation
Exhibit B	Fully-Diluted Common Shares and Percentages
Exhibit C	Payment Schedule
Exhibit D	Form of Letter of Transmittal
Exhibit E	Macquarie Amendment
Exhibit F	Restated Buyer Organizational Documents
Exhibit G	Form of Exchange Agent Agreement
Exhibit H	Form of Lock-Up Agreement
Exhibit I	Form of Cancellation and Release Agreement
Exhibit J	Post-Closing Boards
Exhibit K	Buyer Stock Legends
Exhibit L	Form of SAR Cancellation Agreement
Exhibit M	Form of Stockholder Agreement
Exhibit N	Hardy Consulting Agreement Terms

SCHEDULES
Schedule 1.01(OOO)	Liens Securing Indebtedness to MVC
Schedule 2.02	Series D Liquidity Shares
Schedule 4.02	Seller Noncontravention; Absence of Restrictions and Conflicts
Schedule 4.03	Title to Interests
Schedule 4.04	Seller Litigation
Schedule 4.05	Seller Brokers, Finders and Investment Bankers
Schedule 5.01	Organization
Schedule 5.02(a)(i)	Capital Stock
Schedule 5.02(b)	Other Equity Interests
Schedule 5.03	Subsidiaries
Schedule 5.04(a)	Noncontravention; Absence of Restrictions and Conflicts
Schedule 5.04(b) & (c)	Consents
Schedule 5.05(a)	Leased Real Property
Schedule 5.05(b)	Title to Properties
Schedule 5.06	Financial Statements
Schedule 5.07	Absence of Undisclosed Liabilities
Schedule 5.09	Absence of Certain Developments
Schedule 5.10	Litigation
Schedule 5.11	Compliance with Laws
Schedule 5.11(b)	Material Permits
Schedule 5.12(a)	Contracts and Commitments
Schedule 5.12(b)	Validity of Company Contracts
Schedule 5.13	Tax Matters
Schedule 5.14	Employees
Schedule 5.15	Employee Plans and Benefit Arrangements
Schedule 5.15(g)	Employee Plans and Benefit Arrangements

v

Schedule 5.16(a)	Owned Intellectual Property
Schedule 5.16(b)	Licensed Intellectual Property
Schedule 5.16(c)	Title to Intellectual Property
Schedule 5.18	Environmental Matters
Schedule 5.19(b)(i)	USG&E ESCOs
Schedule 5.19(b)(ii)	Licenses
Schedule 5.19(b)(iii)	FERC Tariffs
Schedule 5.19(d)	Regulatory Matters
Schedule 5.20	Transactions with Affiliates
Schedule 5.21	Company Transaction Bonuses
Schedule 5.23	Brokers, Finders and Investment Bankers
Schedule 5.24	Insurance
Schedule 6.03	Required Filings and Consents
Schedule 6.08	Brokers, Finders and Investment Bankers
Schedule 6.09	Buyer Equity Interests
Schedule 6.10	Latest Buyer Balance Sheet
Schedule 6.11	Buyer Absence of Undisclosed Liabilities
Schedule 6.13	Buyer Litigation
Schedule 6.14	Buyer Compliance with Laws
Schedule 6.20(b)	Buyer Capitalization; Subsidiaries
Schedule 6.20(c)	Buyer Equity Rights
Schedule 6.20(d)	Buyer Post-Closing Pro Forma Capitalization
Schedule 6.21	Buyer Compensation Agreements
Schedule 7.01(b)	Company Interim Period Actions
Schedule 7.01(c)	Buyer Interim Period Actions
Schedule 8.02(c)	Required Initial Closing Consents
Schedule 8.03(c)	Buyer Consents

VI

STOCK PURCHASE AGREEMENT AND PLAN OF MERGER

This STOCK PURCHASE AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of April 24, 2017 (the “Effective Date”), is made and entered into by and among Equus Total Return, Inc., a Delaware corporation (“Buyer”); ETR Merger Sub, Inc., a Delaware corporation (“Merger Sub”); U.S. Gas & Electric, Inc., a Delaware corporation (the “Company”); MVC Capital, Inc., a Delaware corporation (“MVC”), in its capacity as a Seller and as Sellers’ Representative as set forth in Article 11 (“Sellers’ Representative”); and each other Person set forth on the signature page hereto under the heading “Sellers” (collectively with MVC, the “Sellers”). In this Agreement, Buyer, Merger Sub, the Company, and the Sellers are sometimes referred to individually as a “Party” and collectively as the “Parties.”

BACKGROUND:

(A)       Buyer owns all of the issued and outstanding capital stock of Merger Sub.

(B)       Each Seller owns the shares of capital stock of the Company set forth opposite such Seller’s name on Schedule 4.03, which collectively will represent as of immediately prior to the Initial Closing, after giving effect to the redemption of the Series L Preferred Stock contemplated by Section 8.02(d), the redemption of the Series M Preferred Stock contemplated by the Macquarie Amendment (as defined below), and the conversion of certain shares of Series I Preferred Stock held by MVC into Series B Preferred Stock and the subsequent conversion of such shares into shares of Common Stock (the “MVC Conversion”), greater than ninety percent (90%) of each of (i) the Common Stock of the Company outstanding, (ii) the Preferred Stock of the Company outstanding and (iii) the Common Stock and Preferred Stock, collectively, of the Company (on an as-converted basis) (collectively, the “Seller Shares”).

(C)       The Company owns all of the issued and outstanding capital stock of Energy Services Providers, Inc., a New York corporation (“ESPI”), and USG&E Solar, Inc., a Delaware corporation (“USG&E Solar”), and all of the issued and outstanding membership interests of American Power Partners, LLC, a Delaware limited liability company (“APP”). ESPI owns all of the outstanding capital stock of Creative Marketing Resources, Inc., a Delaware corporation (“CMRI”), Massachusetts Gas & Electric, Inc., a Massachusetts corporation (“MAG&E”), Connecticut Gas & Electric, Inc., a Delaware corporation (“CTG&E”), Texas Gas & Electric, Inc., a Delaware corporation (“TXG&E”), and Kansas State Gas & Electric, Inc., a Kansas corporation (“KSG&E”). In this Agreement, CMRI, MAG&E, CTG&E, TXG&E and KSG&E are sometimes referred to individually as an “ESPI Subsidiary” and collectively as the “ESPI Subsidiaries.” The USG&E ESCOs engage in the businesses of providing natural gas to commercial and residential customers and marketing electricity to mass-market customers (such business, the “Business”) in Connecticut, the District of Columbia, Illinois, Indiana, Kentucky, Massachusetts, Maryland, Michigan, New Jersey, New York, Ohio and Pennsylvania.

(D)       The Company and Macquarie (as defined below) have entered into that certain Omnibus Amendment to the Macquarie Financing Documents (as defined below) attached hereto as Exhibit E (the “Macquarie Amendment”), pursuant to which, among other things, Macquarie has confirmed its commitment to lend at least $10 million to the Company.

(E)       The respective boards of directors of Buyer and Merger Sub, including the independent members thereof, have approved and declared advisable in accordance with Buyer’s intended shift to a retail energy marketing strategy, the acquisition by Buyer of the Seller Shares from the Sellers, issuance of the Common Stock Consideration and Preferred Stock Consideration as contemplated hereunder and subsequent merger of Merger Sub with and into the Company upon the terms and subject to the conditions of this Agreement and in accordance with the DGCL.

(F)       Concurrently with the execution and delivery of this Agreement, Buyer Stockholders holding that number of outstanding shares of Buyer’s Common Stock sufficient to constitute the Necessary Buyer Stockholder Approval have consented irrevocably in writing, as permitted by and pursuant to DGCL Section 228, to the adoption of this Agreement, the issuance of the Common Stock Consideration and Preferred Stock Consideration pursuant to this Agreement, the restatement of the certificate of incorporation and bylaws of Buyer as contemplated by Section 7.20; and Buyer has received the requisite approval to create Buyer’s Series A Preferred Stock pursuant to the Certificate of Designation and to consummate the transactions contemplated by this Agreement in accordance with each of the DGCL, the rules and regulations of the New York Stock Exchange (the “NYSE”) and the Organizational Documents of Buyer.

(G)       For United States federal income tax purposes, the Parties intend that the Initial Closing and the Merger, taken together as part of a single integrated plan, shall qualify as a “reorganization” under the provisions of Code Section 368(a)(1)(B) and, to extent applicable, a “reorganization” under the provisions of Code Section 368(a)(2)(E), and the Parties intend for this Agreement to constitute a “plan of reorganization” within the meaning of Code Section 368(a) and the Treasury Regulations promulgated thereunder.

(H)       The Board of Directors of Buyer and the Board of Directors of the Company have each received a fairness opinion from each of their respective financial advisors as described in Sections 6.22 and 5.26 respectively.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants, agreements and conditions hereinafter set forth, and intending to be legally bound hereby, the Parties agree as follows:

Article 1

DEFINITIONS

Section 1.01         Definitions. The following capitalized terms shall have the following meanings:

(A) “Acquisition Proposal” shall mean any offer or proposal (other than the transactions contemplated by this Agreement) relating to (i) any purchase or acquisition by any Person or “group” (as defined under Section 13(d) of the 1934 Act and the rules and regulations thereunder) of more than five percent (5%) of the outstanding voting securities of a Person and its Subsidiaries on a consolidated basis or any merger,

2

consolidation, business combination or similar transaction involving such Person and its Subsidiaries on a consolidated basis; or (ii) any sale, lease, exchange, transfer, license, acquisition or disposition of all or substantially all of the properties or assets of a Person and its Subsidiaries on a consolidated basis (other than in the Ordinary Course of Business).

(B) “Action” means any claim, controversy, action, cause of action, charge, suit, litigation, arbitration, investigation, complaint, audit or other legal proceeding (whether sounding in contract, tort or otherwise, whether civil or criminal and whether brought at law or in equity) that is commenced, brought, conducted, tried or heard by or before, or otherwise involving, any Governmental Authority, arbitrator or arbitration panel.

(C) “Affiliate” means with respect to any Person, (i) if such Person is an individual, a member of such Person’s immediate family as defined in Rule 16(a)-1(e) promulgated under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and (ii) if such Person is a corporation, partnership, limited liability company, trust or other entity, then as defined in Rule 12b-2 promulgated under the 1934 Act.

(D) “Aggregate Purchase Consideration” means $146,991,823.

(E) “Ancillary Documents” means the Exchange Agent Agreement, the Lock-Up Agreement, Cancellation and Release Agreement and any other certificate, agreement, document or other instrument required to be executed and delivered in connection with the transactions contemplated by this Agreement. Where the term Ancillary Documents is used in the context of a given Party to this Agreement, it shall be deemed to refer only to those Ancillary Documents to which such Party is a party unless otherwise provided in the relevant provision.

(F) “Assets and Properties” means, with respect to any Person, all assets and properties of every kind, nature, characteristic and description (whether real, personal or mixed, whether tangible or intangible, whether absolute, accrued, contingent, fixed or otherwise and wherever situated), including the goodwill related thereto, operated, owned or leased by such Person, including cash, cash equivalents, investments, accounts and notes receivable, chattel paper, documents, instruments, general intangibles, real estate, equipment, inventory, goods and Intellectual Property.

(G) “Benefit Arrangement” means each employee benefit, welfare, vacation, supplemental unemployment benefit, bonus, commission, pension, retirement, profit sharing, executive compensation, change in control, employment (other than offer letters, at will arrangements, and agreements that do not provide for severance, in each case for which any USG&E Company has aggregate liability not in excess of $200,000), consulting, retention, severance, deferred compensation, incentive compensation, stock or stock-based compensation, stock purchase, stock option, stock appreciation, phantom stock, employee stock ownership, health or other medical, dental, life, disability, fringe benefit, or other insurance plan, program, contract, agreement or arrangement (whether written or oral) that (i) is not an Employee Plan and (ii) which is sponsored, maintained or contributed to, or required to be sponsored, maintained or contributed to, by any USG&E Company or under which any USG&E Company has any obligation or Liability, including any obligation or Liability to provide benefits or compensation to or for the benefit of any current or former employee, director, consultant or other service provider of the USG&E Companies, or the spouses, beneficiaries or other dependents thereof, as a result of such individual’s service with the USG&E Companies.

3

(H) “Business Day” means any day except Saturday, Sunday or any day on which banks are not required to be open for business in New York, New York.

(I) “Buyer’s Common Stock” means the Common Stock, par value $0.001 per share, of Buyer.

(J) “Buyer’s Series A Preferred Stock” means the Series A Preferred Stock, par value $0.001 per share, of Buyer, as set forth in the Certificate of Designation.

(K) “Buyer Stockholder” means any holder, as of the date hereof, of any Buyer’s Common Stock.

(L) “Buyer Subsidiary” means each of Equus Energy, LLC, Equus Media Development Company, LLC, and Merger Sub.

(M) “Cash” means, as of any date of determination, the USG&E Companies’ actual consolidated cash (bank) balances (net of any bank overdrafts and net of any restricted cash balances), as adjusted for any deposits in transit, any outstanding checks and any other proper reconciling items, in each case as determined in accordance with GAAP on a basis consistent with the methodologies, practices and principles used in the preparation of the Audited Financial Statements (without regard to any purchase accounting adjustments arising out of the transactions contemplated hereby).

(N) “Certificate of Designation” means a Certificate of Designation to the Second Restated Certificate of Incorporation of Buyer, in the form attached hereto as Exhibit A, setting forth the powers, designations, preferences, and rights of Buyer’s Series A Preferred Stock.

(O) “Class A Common” means the Company’s class A common stock, par value $0.0001 per share.

(P) “Class B Common” means the Company’s class B common stock, par value $0.0001 per share.

(Q) “Code” means the Internal Revenue Code of 1986, as amended.

(R) “Common Stock” means the Class A Common and the Class B Common.

(S) “Common Stock Consideration” means a number of shares of Buyer’s Common Stock determined by dividing the (i) Common Stock Consideration Value by (ii) the Per Share Buyer Common Stock Deemed Value, rounded to the nearest whole share, which equals, due to rounding, 32,606,539 shares.

(T) “Common Stock Consideration Value” means an amount equal to the Aggregate Purchase Consideration minus the Preferred Stock Consideration Value.

(U) “Company Holder” means any Company Stockholder, Company SAR Grantee or Company Warrantholder.

(V) “Company SAR” or “Company SARs” means stock appreciation rights granted to a SAR Grantee by the Company pursuant to an agreement between the Company and a SAR Grantee.

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(W) “Company SAR Grantee” means an individual to whom the Company has awarded a Company SAR, which Company SAR is outstanding immediately prior to the Initial Closing Date (without giving effect to vesting or forfeiture restrictions).

(X) “Company Stock” means the Common Stock and the Preferred Stock.

(Y) “Company Stockholder” means any holder, as of the date hereof, and as of immediately prior to the Initial Closing, of any Company Stock.

(Z) “Company Transaction Bonuses” means (i) any and all transaction bonuses paid or payable by any USG&E Company to any present or former director, stockholder, employee, independent contractor or consultant of any USG&E Company in connection with the Initial Closing, and (ii) any bonus, severance, retention, change of control or other payment or other form of compensation that is created, accelerated, accrues, vests or becomes payable by any USG&E Company as a result of the transactions contemplated hereby to any present or former director, stockholder, employee, independent contractor or consultant thereof, including pursuant to any employment agreement, independent contractor agreement, benefit plan or any other Contractual Obligation, in each case, as set forth in more detail on Schedule 5.21.

(AA) “Company Warrant” means (i) the Class A Common Stock Purchase Warrant issued to Macquarie on October 23, 2014, and (ii) the Amended and Restated Class A Common Stock Purchase Warrant issued to Macquarie on October 23, 2014.

(BB) “Company Warrantholder” means any Person who holds a Company Warrant.

(CC) “Contractual Obligation” means, with respect to any Person, any contract, agreement, deed, mortgage, lease, sublease, license, sublicense or other legally enforceable commitment, undertaking, obligation or arrangement, whether written or oral, to which or by which such Person is a party or otherwise subject or bound or to which or by which any property, business, operation or right of such Person is subject or bound.

(DD) “Customer” means any customer of any USG&E Company that has a contract to receive “residential”, “commercial” or “industrial” natural gas or electric service, in any retail natural gas or electricity customer program for the purchase and sale of natural gas or electricity related to the Business and under contract as of the Initial Closing Date.

(EE) “C&D Agreement” means that certain Agreement Regarding Series C and Series D Preferred Stock dated as of April 7, 2010, by and among the Company, MVC, Douglas Marcille, Al Johnston, Joseph Casey and Jan Wild.

(FF) “DGCL” means the Delaware General Corporation Law, as amended.

(GG) “Dollars” or “$” means United States dollars, unless otherwise indicated.

(HH) “Employee Plan” means each “employee benefit plan” as such term is defined in Section 3(3) of ERISA, that (i)(A) is subject to ERISA and (B) is sponsored, maintained or contributed to, or required to be sponsored, maintained or contributed to, by any USG&E Company, or under which any USG&E Company has any Liability or obligation, including any obligation or Liability to provide benefits for the benefit of any current or former employee, director, consultant or other service provider of the USG&E Companies, or (ii)(A)

5

is subject to any provision of Title IV of ERISA and (B) is sponsored, maintained or contributed to, or required to be sponsored, maintained or contributed to, by any ERISA Affiliate, or under which any ERISA Affiliate has any Liability or obligation, including any obligation or Liability to provide benefits.

(II) “Environmental Laws” means all local, state and federal Laws relating to (i) human health and safety or pollution or protection of the environment or natural resources or (ii) the use, handling, transport, disposal, treatment, release of or exposure of any Person to Hazardous Materials.

(JJ) “Environmental Permits” means all Permits required under applicable Environmental Laws.

(KK) “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

(LL) “ERISA Affiliate” means any Person (whether incorporated or unincorporated) which is (or at any relevant time was) a member of a “controlled group or corporations” with, under “common control” with, or a member of an “affiliated service group” with, any of the USG&E Companies, as described in Section 414(b), (c), (m) or (o) of the Code.

(MM) “Exchange Agent” means American Stock Transfer & Trust.

(NN) “FERC” means the Federal Energy Regulatory Commission, or any successor entity.

(OO) “FPA” means the Federal Power Act, as amended.

(PP) “Fully-Diluted Common Shares” means, with respect to any Company Holder, the sum of (i) the number of shares of Common Stock held by such Company Holder immediately prior to Initial Closing, and (ii) the number of shares of Common Stock issuable upon the conversion of all Preferred Stock held by such Company Holder immediately prior to Initial Closing in accordance with the applicable Preferred Conversion Ratios (excluding any shares of Preferred Stock that are not convertible into shares of Common Stock and shares of Preferred Stock that will be redeemed or cancelled prior to the Initial Closing). The Fully-Diluted Common Shares, together with the number of shares of Preferred Stock that are not convertible into shares of Common Stock are set forth on Exhibit B, as updated by the Company immediately prior to the Initial Closing Date.

(QQ) “Fully-Diluted Percentage” means, with respect to any Company Holder, a fraction (expressed as a percentage), prepared in reasonable good faith by the Sellers and the Company, (i) the numerator of which equals the sum of (A) the number of shares of Common Stock held by such Company Holder immediately prior to Initial Closing, and (B) the number of shares of Common Stock issuable upon the conversion of all Preferred Stock held by such Company Holder immediately prior to Initial Closing in accordance with the applicable Preferred Conversion Ratios (excluding any shares of Preferred Stock that are not convertible into shares of Common Stock and shares of Preferred Stock that will be redeemed or cancelled prior to the Initial Closing), and (ii) the denominator of which equals the Fully-Diluted Common Shares held by

6

all Company Holders. The Fully-Diluted Percentages based on each Company Holder’s respective holdings of shares of Common Stock and Preferred Stock as of the Effective Date are set forth on Exhibit B, as updated by the Company immediately prior to the Initial Closing Date.

(RR) “Fundamental Representations” means the representations and warranties in Section 4.01, Section 4.02(a)(i), Section 4.03, Section 4.05, Section 5.01, Section 5.02, Section 5.03, Section 5.04(a)(i), Section 5.23, Section 6.01, Section 6.04(a), and Section 6.08.

(SS) “GAAP” means generally accepted accounting principles as in force in the United States of America at the date of the determination thereof, consistently applied.

(TT) “Governmental Authority” means any foreign, federal, national, regional, state, municipal or local government or political subdivision thereof, or any governmental, judicial, public or statutory instrumentality, independent system operator, regional transmission organization or independent market monitoring organization thereof, electric reliability organization, tribunal, agency, court or body of any such governmental authority exercising executive, legislative, judicial, regulatory, administrative or legal jurisdiction or functions over the matter or Person in question.

(UU) “Guarantee” means, with respect to any Person, (i) any guarantee of the payment or performance of, or any contingent obligation in respect of, any Indebtedness or other Liability of any other Person, (ii) any other arrangement whereby credit is extended to any obligor (other than such Person) on the basis of any promise or undertaking of such Person (A) to pay the Indebtedness or other Liability of such obligor, (B) to purchase any obligation owed by such obligor, (C) to purchase or lease assets under circumstances that are designed to enable such obligor to discharge one or more of its obligations, or (D) to maintain the capital, working capital, solvency or general financial condition of such obligor and (iii) any Liability as a general partner of a partnership or any direct Liability in respect of Indebtedness or other Liabilities of such partnership or venture by virtue of being a venture in such joint venture.

(VV) “Hazardous Materials” means (i) any substance that is regulated, listed or classified as hazardous or toxic or a pollutant or contaminant or words of similar intent under any Environmental Laws; or (ii) any petroleum product or by product, asbestos-containing material, lead-containing paint or plumbing, polychlorinated biphenyls, radioactive material, toxic molds, pesticides or radon.

(WW) “Indebtedness” means, as to any Person, (i) all Liabilities of such Person for borrowed money (including reimbursement and all other obligations with respect to surety bonds, letters of credit and bankers’ acceptances, whether or not matured), (ii) all interest rate and currency swaps, caps, collars and similar agreements or hedging devices under which payments are obligated to be made by such Person, whether periodically or upon the happening of a contingency, (iii) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the Company or lender under such agreement in the event of default are limited to repossession or sale of such property), (iv) all outstanding obligations in respect of letters of credit, (v) all Liabilities of such Person under leases that have been or should be, in accordance with GAAP, recorded as capital leases, (vi) all indebtedness secured by any Lien, encumbrance, pledge, mortgage or other security interest on any property or asset owned or held by that Person, (vii) any contingent Liability of such Person and (viii) all Guarantees of the obligations described in clauses (i) through (vii) above of any other Person. For the avoidance of doubt, trade payables do not constitute Indebtedness.

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(XX) “Initial Stock Consideration” means 29,627,500 shares of Buyer’s Common Stock and 363,455 shares of Buyer’s Series A Preferred Stock, all of which shall be subject to a registration statement on Form S-3, which registration thereunder shall be effective concurrently with the effectiveness of the Registration Statement.

(YY) “Intellectual Property” means with respect to the USG&E Companies, all patents, patent applications, patent disclosures and inventions; trademarks, service marks, trade dress, logos, trade names, corporate names and Internet domain names; copyrights and copyrightable works; information systems, databases and software, websites; tradenames, trademarks, service marks, corporate names that are the same or similar to the names of any of the USG&E Companies, or that use the term “Gas & Electric”, owned by, used by or registered in the name of MVC; licenses, registrations, applications and renewals for any of the forgoing; and Trade Secrets.

(ZZ) “Knowledge” means (1) with respect to the Company, that (i) Puneet Sanan has actual knowledge of the fact or other matter at issue or (ii) one or more of David Weinberg, Eric Hansen, or Kevin McMinn (a) has actual knowledge of the fact or other matter at issue or (b) should have had actual knowledge of such fact or other matter assuming reasonable investigation, and (2) with respect to Buyer, that one or more of John Hardy, Kenneth Denos and L’Sheryl D. Hudson (i) has actual knowledge of the fact or other matter at issue or (ii) should have had actual knowledge of such fact or other matter assuming reasonable investigation; provided, however, the term “Knowledge” as used in Section 5.13 shall not include clause (1)(ii)(b) of this definition.

(AAA) “Laws” means all statutes, rules, codes, regulations, restrictions, ordinances, orders, decrees, approvals, directives, judgments, injunctions, writs, awards and decrees of, or issued by, all Governmental Authorities.

(BBB) “Lewis” means Franklin C. Lewis.

(CCC) “Liability” or “Liabilities” means any direct or indirect Indebtedness, liability, obligation, commitment, claim, settlement payment obligation, award, judgment, or deficiency, fixed or unfixed, asserted or unasserted, due or to become due, choate or inchoate, liquidated or unliquidated, secured or unsecured, accrued, absolute, contingent, direct or indirect or otherwise, including reasonable costs and expenses, and whether or not accruing after the giving of notice or the lapse of time or both and any interest, penalties, fees and premiums thereon or with respect thereto and whether or not required under GAAP to be accrued on the financial statements of such Person.

(DDD) “Liens” means (i) any mortgage, deed of trust, pledge, security interest, equitable interest, encumbrance, restriction, lien, hypothecation, limitation, license, option, right of way, easement, encroachment, servitude, right of first offer or first refusal, buy/sell agreement and any other restriction or covenant with respect to, or condition governing the use, construction, voting (in the case of any security), transfer, receipt of income or exercise of any other attribute of ownership (other than, in the case of a security, any restriction on the transfer of such security arising solely under federal and state securities Laws) or charge of any kind or nature (including, any conditional sale or other title retention agreement or lease in the nature thereof), (ii) any filing or agreement to file a financing statement as debtor under the Uniform Commercial Code or any similar statute or (iii) any subordination arrangement in favor of any Person.

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(EEE) “Macquarie” means Macquarie Energy LLC, a Delaware limited liability company.

(FFF) “Macquarie Financing Documents” means the Master Transaction Agreement among Macquarie, the Company and certain other parties thereto, dated as of March 31, 2010, as amended from time to time, and the documents entered into in connection therewith, including the following (in each case, as may be amended or restated from time to time):  (i) Common Terms Agreement, dated as of March 31, 2010, among Macquarie, the Company and certain other parties thereto, (ii) Credit Agreement, dated as of March 31, 2010, among Macquarie, the Company and certain other parties thereto, (iii) Collateral Agency and Intercreditor Agreement (First Lien), dated as of March 31, 2010, among Macquarie, the Company and certain other parties thereto, (iv) Pledge and Security Agreement (First Lien), dated as of March 31, 2010, among Macquarie, the Company and certain other parties thereto, (v) ISDA 2002 Master Agreement, dated as of March 31, 2010, between Macquarie and the Company, and any other agreements, documents or instruments executed in connection therewith, (vi) ISDA 2002 Master Agreement, dated as of October 1, 2010, between Macquarie and ESPI, and any other agreements, documents or instruments executed in connection therewith, and (vii) Guaranty and Contribution Agreement, dated as of October 1, 2010, given by CMRI, Energy Services Providers of Texas, Inc., MAG&E, and ESPI Wholesale, Inc.

(GGG) “Material Adverse Effect” means, with respect to any Party, any event, condition, development, occurrence, change or circumstance that has or could reasonably be expected to have a material adverse effect on the assets, Liabilities, business, results of operations or condition (financial or otherwise) of such Party and its subsidiaries (taken as a whole) but does not include effects resulting from: (i) any change in the general business or economic conditions relating to the industry or territory in which the Party operates, (ii) any natural or international political or social conditions including the outbreak of hostilities or terrorist actions, (iii) any fluctuations in the financial, banking or securities markets, (iv) any adverse change relating to changes in GAAP, (v) any adverse change relating to changes (occurring after the date hereof) in Law or (vi) the announcement of this Agreement and the transactions contemplated hereby.

(HHH) “MVC Buyer Shares” means the shares of Buyer’s Common Stock held by MVC as of the Effective Date.

(III) “Ordinary Course of Business” means an action taken by any Person in the ordinary course of such Person’s business consistent with past practice of such Person in the past twelve (12) months (including with respect to collection of accounts receivable, purchases of supplies, repairs and maintenance, payment of accounts payable and accrued expenses, terms of sale, levels of capital expenditures, and operation of cash management practices generally) and that is taken in the ordinary course of the normal day-to-day operations of such Person.

(JJJ) “Organizational Documents” means, with respect to any Person (other than an individual), (i) the certificate or articles of incorporation or organization and any joint venture, limited liability company, operating or partnership agreement and other similar documents adopted or filed in connection with the creation, formation or organization of such Person and (ii) all by-laws, shareholders agreements, voting agreements and similar documents, instruments or agreements relating to the organization or governance of such Person, in each case, as amended or supplemented.

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(KKK) “Payment Schedule” means the schedule attached hereto as Exhibit C, as updated by the Company immediately prior to the Initial Closing Date, that sets forth (i) the Preferred Conversion Ratios for each series of Preferred Stock, (ii) the Seller Sharing Percentage for each Seller and (iii) the allocation of the Common Stock Consideration and the Preferred Stock Consideration among (a) each Company Holder in accordance with such Company Holder’s Fully-Diluted Percentage, and (b) MVC and Lewis in respect of the Series D Liquidity Shares on an as-converted to Common Stock basis.

(LLL) “Per Share Buyer Common Stock Deemed Value” means $3.28.

(MMM) “Per Share Buyer Preferred Stock Deemed Value” means $100.00.

(NNN) “Permit” means any permit, license, accreditation, consent, certificate, approval, exemption, order, franchise, permission, agreement, qualification, authorization, filing or registration with any Governmental Authority.

(OOO) “Permitted Liens” means (i) Liens for Taxes that are not yet due and payable or are being contested in good faith, (ii) statutory Liens of landlords, (iii) Liens of carriers, warehousemen, mechanics, materialmen and repairmen incurred in the Ordinary Course of Business and not yet delinquent, (iv) Liens in favor of utility and local distribution companies securing interests in accounts receivable in connection with “purchase of receivables” or other similar programs conducted by such utility and local distribution companies, (v) Liens in favor of Macquarie or its Affiliates securing the obligations of the USG&E Companies under the Macquarie Financing Documents, (vi) Liens in favor of MVC securing the obligations of the USG&E Companies under their Indebtedness to MVC, as set forth on Schedule 1.01(OOO), and (vii) in the case of owned or leased real property, zoning, building, or other restrictions, variances, covenants, rights of way, encumbrances, easements and other minor irregularities in title, none of which, individually or in the aggregate, (a) would be violated by or interfere in any material respect with the present use of or occupancy of the affected parcel by the relevant USG&E Company, (b) have more than an immaterial effect on the value thereof or its use or (c) would impair the ability of such parcel to be sold for its present use.

(PPP) “Person” means an individual, a partnership, a corporation, a limited liability company, any other entity, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a Governmental Authority.

(QQQ) “Preferred Conversion Ratio” means the ratio at which one share of a particular series of Preferred Stock converts into Class A Common, as set forth on the Payment Schedule.

(RRR) “Preferred Stock” means the Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred, Series E Preferred, Series F Preferred, Series G Preferred, Series H Preferred, Series I Preferred, Series J Preferred, Series K Preferred, Series L Preferred and Series M Preferred.

(SSS) “Preferred Stock Consideration” means a number of shares of Buyer’s Series A Preferred Stock determined by dividing (i) the Preferred Stock Consideration Value by (ii) the Per Share Buyer Preferred Stock Deemed Value, rounded to the nearest whole share, which equals, due to rounding, 399,994 shares.

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(TTT) “Preferred Stock Consideration Value” means forty million dollars ($40,000,000).

(UUU) “Proposed Reverse Split” means the 1-for-3 reverse stock split of Buyer’s Common Stock contemplated to be effectuated by Buyer after the Initial Closing but prior to the Merger Closing in accordance with the form of the restated certificate of incorporation of Buyer attached hereto on Exhibit F and to be filed with the Secretary of State of Delaware in accordance with Section 7.20.

(VVV) “Remaining Company Stockholders” means each Company Stockholder immediately after the Initial Closing other than Buyer.

(WWW) “Representative” means with, as to any Person, such Person’s directors, officers, partners, managers, employees, accountants, investment bankers, financial advisors, attorneys, agents and other advisors or representatives.

(XXX) “SAR Cancellation Agreement” means an agreement, in the form attached as Exhibit L hereto, signed by a Company SAR Grantee acknowledging that, subject to the terms of this Agreement, the Company SARs held by such SAR Grantee will be terminated, cancelled and void and such SAR Grantee will have no other rights with respect to any Company SARs, whether pursuant to an award agreement from the Company or otherwise, effective and conditioned upon the occurrence of Initial Closing.

(YYY) “SEC” shall mean the United States Securities and Exchange Commission.

(ZZZ) “Seller Sharing Percentage” means, in reference to a particular amount payable by a particular Seller or for which such Seller is liable or for certain voting purposes, the percentage of such amount or votes as set forth in the Payment Schedule.

(AAAA) “Series A Preferred” means the Company’s series A preferred stock, par value $0.0001 per share.

(BBBB) “Series B Preferred” means the Company’s series B preferred stock, par value $0.0001 per share.

(CCCC) “Series C Preferred” means the Company’s series C preferred stock, par value $0.0001 per share.

(DDDD) “Series D Letter Agreement” means that certain letter agreement regarding Series D Preferred among the Company, MVC and Lewis dated as of April 24, 2017.

(EEEE) “Series D Liquidity Shares” means all shares of Series D Preferred that are issuable to MVC pursuant to the C&D Agreement and all shares of Series D Preferred that are issuable to Lewis pursuant to the Series D Letter Agreement, which shares are set forth on Schedule 2.02 hereto.

(FFFF) “Series D Preferred” means the Company’s series D preferred stock, par value $0.0001 per share.

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(GGGG) “Series E Preferred” means the Company’s series E preferred stock, par value $0.0001 per share.

(HHHH) “Series F Preferred” means the Company’s series F preferred stock, par value $0.0001 per share.

(IIII) “Series G Preferred” means the Company’s series G preferred stock, par value $0.0001 per share.

(JJJJ) “Series H Preferred” means the Company’s series H preferred stock, par value $0.0001 per share.

(KKKK) “Series I Preferred” means the Company’s series I preferred stock, par value $0.0001 per share.

(LLLL) “Series J Preferred” means the Company’s series J preferred stock, par value $0.0001 per share.

(MMMM) “Series K Preferred” means the Company’s series K preferred stock, par value $0.0001 per share.

(NNNN) “Series L Preferred” means the Company’s series L preferred stock, par value $0.0001 per share.

(OOOO) “Series M Preferred” means the Company’s series M preferred stock, par value $0.0001 per share.

(PPPP) “Subsidiary” of any Person shall mean (i) any corporation of which a majority of the equity interests entitled to vote generally in the election of directors thereof, at the time as of which any determination is being made, are owned, directly or indirectly, by such Person and (ii) any joint venture, general or limited partnership, limited liability company or other legal entity in which such Person is the record or beneficial owner, directly or indirectly, of a majority of the voting interests or the general partner or the managing member.

(QQQQ) “Tax” or “Taxes” (and with correlative meaning, “Taxable”) means all United States national, federal, state and local, and all foreign, income, profits, franchise, gross receipts, payroll, transfer, sales, employment, use, property, excise, value added, ad valorem, license, severance, occupation, premium, windfall profits, capital stock, social security, unemployment, disability, registration, estimated, stamp, alternative or add-on minimum, recapture, environmental, withholding and any other taxes imposed by any Taxing Authority, together with all interest, penalties and additions (whether disputed or not) imposed on or with respect to such amounts.

(RRRR) “Tax Return” means a declaration, statement, report, return, request for refund or other document or information required to be filed or supplied to a Governmental Authority with respect to Taxes including, where permitted or required, combined or consolidated returns for any group of entities, and including any amendment thereof.

(SSSS) “Taxing Authority” means any Governmental Authority having jurisdiction over the assessment, determination, collection, or imposition of any Tax.

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(TTTT) “Trade Secrets” means information, including, but not limited to, technical or non-technical data, a formula, pattern, compilation, program, including computer software and related source codes, device, method, technique, drawing, process, financial data, financial plan, product plan, list of actual or potential customers or suppliers, or other information similar to any of the foregoing, which derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can derive economic value from its disclosure or use.

(UUUU) “Transfer Taxes” means any transfer, documentary, sales, use, stamp, registration, value added, and other such similar Taxes and related amounts, including interest and penalties, incurred in connection with this Agreement or the transactions contemplated by this Agreement.

(VVVV) “USG&E Companies” means the Company, ESPI, USG&E Solar, APP, CMRI, MAG&E, CTG&E, TXG&E, and KSG&E and “USG&E Company” means any one of them.

(WWWW) “Willful Breach” means any breach that is a consequence of an act undertaken or a failure to act by the breaching party with the knowledge that the taking of such act or such failure to act would, or would reasonably be expected to, cause a breach of this Agreement.

(XXXX) “Written Consent” means the irrevocable action by written consent executed by certain Buyer Stockholders on the date hereof adopting this Agreement and approving the transactions contemplated by this Agreement pursuant to Sections 228(a) of the DGCL.

Section 1.02         Certain Matters of Construction.

(a)                The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

(b)               Except as otherwise explicitly specified to the contrary herein, (i) the words “hereof,” “herein,” “hereunder” and words of similar import shall refer to this Agreement as a whole and not to any particular Section or subsection of this Agreement and reference to a particular Section of this Agreement shall include all subsections thereof, (ii) references to a Section, Exhibit, Annex or Schedule means a Section of, or Exhibit, Annex or Schedule to this Agreement, unless another agreement is specified, (iii) definitions shall be equally applicable to both the singular and plural forms of the terms defined, and references to the masculine, feminine or neuter gender shall include each other gender, (iv) the word “including” means including without limitation and (v) references to a particular statute or regulation include all rules and regulations thereunder and any successor statute, rule or regulation, in each case as amended or otherwise modified from time to time.

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(c)                Only that information which has been made available to Buyer in the “virtual data room” maintained through the Company created for purposes of the sale of the USG&E Companies as such data room existed as of 12:01 A.M. Eastern Time on the date prior to the date of this Agreement or which was actually physically delivered or delivered by email prior to the date hereof to Buyer or its counsel shall be considered to have been “delivered” or “made available” to Buyer for purposes of this Agreement.

The Parties intend that each representation, warranty and covenant contained herein will have independent significance. If any Party has breached or violated, or if there is an inaccuracy in, any representation, warranty or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached or violated, or in respect of which there is not an inaccuracy, will not detract from or mitigate the fact that the Party has breached or violated, or there is an inaccuracy in, the first representation, warranty or covenant.

(d)               Unless the context clearly requires otherwise, when used herein “or” shall not be exclusive (i.e., “or” shall mean “and/or”).

(e)                Time is of the essence with regard to all dates and time periods set forth or referred to in this Agreement.

Section 1.03         Cross Reference. The following capitalized terms shall have the meanings assigned to them in the following sections:

Section
Term	Reference

14C Information Statement	Section 7.15(c)
1933 Act	Section 4.06(a)
1934 Act	Section 1.01(C)
1940 Act	Section 6.05(b)
Acceptable Confidentiality Agreement	Section 7.06(c)(i)
Acquisition Transaction	Section 3.01(a)
Agreement	Preamble
Antitrust Laws	Section 7.10(a)
APP	Recitals
Audited Financial Statements	Section 5.06(a)
Blue Sky Laws	Section 7.15(d)(ii)
Business	Recitals
Buyer	Preamble
Buyer Indemnified Parties	Section 9.01(a)
Buyer Losses	Section 9.01(b)
Buyer SEC Documents	Section 6.05(a)
Claim Notice	Section 9.02(a)
CMRI	Recitals
Company	Preamble
Company Contracts	Section 5.12(b)
Confidentiality Agreement	Section 7.04
Consulting Agreement	Section 7.21

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Section
Term	Reference
Continuation Period	Section 7.12(a)
Continuing Employees	Section 7.12(a)
Covered Party	Section 7.11(c)
CTG&E	Recitals
Designation Notice	Section 7.18
Dissenting Shares	Section 3.03(d)
Effective Date	Preamble
ESCO	Section 5.19(b)
ESCO Requirements	Section 5.19(c)
ESPI	Recitals
ESPI Subsidiary or ESPI Subsidiaries	Recitals
Exchange Agent Agreement	Section 8.04(e)
Expenses	Section 7.14
Financial Statements	Section 5.06(b)
Government Antitrust Entity	Section 7.10(a)
Hardy	Section 7.21
HSR Act	Section 7.10(a)
Indemnifying Party	Section 9.02(a)
Initial Closing	Section 2.03
Initial Closing Date	Section 2.03
Insurance Policies	Section 5.24
KSG&E	Recitals
Latest Balance Sheet	Section 5.06(b)
Latest Buyer Balance Sheet	Section 6.10(b)
Law Firms	Section 12.14
Leased Real Property	Section 5.05(a)
Legal Dispute	Section 12.07
Letter of Transmittal	Section 2.04
Letters of Resignation	Section 8.05(j)
Lock-Up Agreement	Section 8.04(f)
Losses	Section 9.01(a)
Macquarie Amendment	Recitals
MAG&E	Recitals
Majority Sellers	Section 11.01(a)
Merger	Section 3.01(a)
Merger Closing	Section 3.02(a)
Merger Closing Date	Section 3.02(a)
Merger Certificate	Section 3.02(a)
Merger Sub	Preamble
MVC	Preamble
MVC Conversion	Recitals
Necessary Buyer Stockholder Approval	Section 6.03(b)
New Agreement	Section 7.21
NGA	Section 5.19(a)
NYSE	Recitals

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Section
Term	Reference
Original Filing Date	Section 7.10(a)
Outside Date	Section 10.01(c)(ii)
Party or Parties	Preamble
Privileged Communications	Section 12.14
PUHCA	Section 5.19(a)
Real Property Leases	Section 5.05(c)
Receiving Party	Section 7.06(b)
Registration Statement	Section 7.15(b)
Remaining Stockholder Package	Section 2.04
Required Post-Closing Filings and Approvals	Section 5.04(c)
Required Pre-Closing Filings and Approvals	Section 5.04(b)
S-3 Effectiveness Date	Section 7.15(d)(i)
S-3 Registration Statement	Section 7.15(d)(i)
Sarbanes-Oxley Act	Section 6.05(a)
Seller Shares	Recitals
Sellers	Preamble
Sellers’ Representative	Preamble
Sellers’ Representative Indemnitees	Section 11.03(b)
Series D Assignment Agreement	Section 8.04(d)
Series D Rights Sale	Section 2.02(a)
Stockholder Agreement	Section 8.04(l)
Superior Proposal	Section 7.06(c)(i)
Superior Proposal Termination	Section 7.06(c)(i)
Surviving Corporation	Section 3.01(a)
Tax Opinion	Section 8.01(g)
Termination Date	Section 10.01
Termination Election	Section 7.06(d)(i)(A)
Termination Fee	Section 10.02
Third Party Claimant	Section 9.02(c)
TXG&E	Recitals
USG&E ESCO	Section 5.20(b)
USG&E Solar	Recitals
WARN Act	Section 5.14(b)

Article 2
STOCK PURCHASE

Section 2.01         Stock Purchase. Upon the terms and subject to the conditions of this Agreement, including the Parties’ intentions to consummate the Merger Closing and the delivery of the Initial Stock Consideration to the Sellers pursuant to Section 8.05, at the Initial Closing, Buyer shall purchase from Sellers, and Sellers shall sell, convey, assign, transfer and deliver to Buyer, all of the Seller Shares, free and clear of all Liens (other than restrictions on transfer arising under securities Laws), and following the Initial Closing, Buyer shall contribute, convey, assign, transfer and deliver the Seller Shares to Merger Sub. Each Party hereto acknowledges and agrees that the transactions contemplated by Section 2.01 and Section 2.02 are being entered into as part of an integrated plan to consummate the Merger.

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Section 2.02         Sale of Right to Liquidity Shares.

(a)                Upon the terms and subject to the conditions of this Agreement, at the Initial Closing, Buyer shall purchase from MVC and Lewis, and MVC and Lewis shall sell, convey, assign, transfer and deliver to Buyer, all of their respective rights to receive the Series D Liquidity Shares, free and clear of all Liens (other than restrictions on transfer arising under securities Laws) (the “Series D Rights Sale”), and Buyer shall contribute, convey, assign, transfer and deliver the Series D Rights Sale to Merger Sub. At the Initial Closing, (i) MVC shall assign to Buyer, and Buyer shall assume, the C&D Agreement, and (ii) Lewis shall assign to Buyer, and Buyer shall assume, the Series D Letter Agreement, and following the Initial Closing, Buyer shall contribute, convey, assign, and transfer the C&D Agreement and the Series D Letter Agreement to Merger Sub. The effect of the Series D Rights Sale shall be that, upon the Initial Closing, all rights of MVC and Lewis to be issued the Series D Liquidity Shares pursuant to the C&D Agreement and the Series D Letter Agreement, respectively, shall be assigned to Merger Sub such that, when issuable, the Series D Liquidity Shares shall be issued to Merger Sub and not to MVC or Lewis.

(b)               In consideration of the Series D Rights Sale, Buyer shall pay and MVC and Lewis shall be entitled to receive at the Initial Closing the Initial Stock Consideration with respect to each of the Series D Liquidity Shares that is the subject of the Series D Rights Sale, on the same basis as if the Series D Liquidity Shares were owned by MVC and Lewis, respectively, and sold to Buyer (and, following the Initial Closing, contributed to Merger Sub) at the time of the Initial Closing and as set forth on the Payment Schedule.

Section 2.03         Closing of the Stock Purchase and Series D Rights Sale. The consummation of the transactions contemplated by Section 2.01 and Section 2.02 of this Agreement (the “Initial Closing”) will take place remotely by the exchange of documents (with (a) original stock certificates of the Sellers in the Company delivered in escrow to Buyer’s legal counsel prior to the Initial Closing, (b) the original stock certificates of Buyer representing the portion of the Initial Stock Consideration to be issued to MVC delivered in escrow to MVC’s legal counsel on or prior to the Initial Closing Date, (c) the original stock certificate of Buyer representing the Buyer’s Series A Preferred Stock to be issued to Lewis delivered in escrow to Lewis’s legal counsel on or prior to the Initial Closing Date, and (d) the original stock certificates of Buyer representing the Buyer’s Series A Preferred Stock to be issued to the Sellers other than MVC and Lewis delivered in escrow to the Company’s legal counsel for subsequent distribution to the Sellers on or prior to the Initial Closing Date) and signatures at 10:00 A.M., Eastern Time, two (2) Business Days following the satisfaction or waiver of the conditions (other than conditions which by their nature can only be satisfied at the Initial Closing) set forth in Article 8 that are contemplated to be satisfied at or prior to the Initial Closing, or on such other date as Buyer and Sellers’ Representative may agree (such date, the “Initial Closing Date”).

Section 2.04         Mailings to Remaining Company Stockholders. Promptly following the Initial Closing (but in any event within five (5) Business Days thereafter), Buyer shall prepare and mail to each Remaining Company Stockholder a notice (the “Remaining Stockholder Package”) that, among other disclosures set forth therein, (a) provides a statement to the effect that the Sellers have sold their respective Company Stock to Buyer in accordance with this Agreement and that, promptly following the effectiveness of the Registration Statement, Buyer intends to consummate the Merger, (b) provides a letter of transmittal in the form of Exhibit D

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(the “Letter of Transmittal”) and instructions for the execution and delivery thereof to surrender such Remaining Company Stockholder’s stock certificates (or, in lieu thereof, a lost certificate indemnity agreement), in exchange for the applicable portion of Common Stock Consideration and Preferred Stock Consideration in accordance with the terms of this Agreement, and (c) in compliance with Section 262 of the DGCL, notifies Company Stockholders of appraisal rights.

Article 3
MERGER

Section 3.01         The Merger.

(a)                Upon the terms and subject to the conditions of this Agreement, in accordance with Section 253 of the DGCL, at the Merger Closing, Merger Sub will merge with and into the Company, and the separate existence of Merger Sub shall thereupon cease (the “Merger” and together with the Initial Closing, the “Acquisition Transaction”). The Company will be the surviving corporation in the Merger (sometimes referred to herein as the “Surviving Corporation”) and will continue to be governed by the laws of Delaware.

(b)               At the Merger Closing, the effect of the Merger shall be as provided in this Agreement and in the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Merger Closing, except as otherwise agreed to pursuant to the terms of this Agreement, all of the property, rights, privileges, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.

Section 3.02         Closing of the Merger; Merger Closing Deliveries.

The consummation of the transactions contemplated by Section 3.01(a) of this Agreement (the “Merger Closing”) will take place promptly, but no more than five (5) Business Days, following the effectiveness of the Registration Statement by filing, by Buyer, in the offices of the Secretary of State of the State of Delaware the certificate of merger (the “Merger Certificate”) in accordance with applicable Law, and the Merger will become effective upon such filing of the Merger Certificate or at such later date and time as may be set forth in the Merger Certificate (the “Merger Closing Date”). For the avoidance of doubt, the Merger Closing will occur so long as the Initial Closing has occurred, and the consideration payable for each Fully-Diluted Common Share and share of Preferred Stock that is not convertible to Common Stock held by the Remaining Company Stockholders upon the Merger Closing shall be identical to the consideration paid for each Fully-Diluted Common Share and share of Preferred Stock that is not convertible to Common Stock held by Sellers upon the Initial Closing, except that the consideration payable upon the Merger Closing will be subject to the Registration Statement being declared effective and the consideration payable upon the Initial Closing will be subject to a registration statement on Form S-3.

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(a)                At the Merger Closing:

(i)                 The certificate of incorporation of the Surviving Corporation shall be amended and restated as of the Merger Closing to be identical to the certificate of incorporation of Merger Sub as in effect immediately prior to the Merger Closing, until thereafter amended in accordance with the DGCL and as provided in such certificate of incorporation; provided, however, that at the Merger Closing, Article I of the certificate of incorporation of the Surviving Corporation shall be amended and restated in its entirety to read as follows: “The name of the corporation is U.S. Gas & Electric, Inc.”

(ii)               The bylaws of Merger Sub, as in effect immediately prior to the Merger Closing, shall be the bylaws of the Surviving Corporation at the Merger Closing until thereafter amended in accordance with the DGCL and as provided in the certificate of incorporation of the Surviving Corporation and such bylaws.

(iii)             Buyer will deliver the applicable Common Stock Consideration and Preferred Stock Consideration to the Exchange Agent to be disbursed in accordance with the Payment Schedule to a Remaining Company Stockholder upon the receipt by the Exchange Agent of a duly completed Letter of Transmittal of such Remaining Company Stockholder. Notwithstanding the foregoing, in the event that there are any Dissenting Shares, Buyer shall deduct and withhold from the amounts that would otherwise be delivered by Buyer pursuant to this Section 3.02(b)(iii) the applicable Common Stock Consideration and Preferred Stock Consideration attributable to such Dissenting Shares if such Dissenting Shares were not Dissenting Shares.

Section 3.03         Effect of the Merger on Securities of Merger Sub and the Company.

(a)                Merger Sub. At the Merger Closing, each share of stock of Merger Sub that is outstanding immediately prior to the Merger Closing shall, by virtue of the Merger and without any action on the part of the holders thereof, be converted into and become one share of common stock of the Surviving Corporation.

Preferred Stock. At the Merger Closing, each share of Preferred Stock held by a Company Holder (other than Merger Sub) that is outstanding immediately prior to the Merger Closing (other than Dissenting Shares) shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the right to receive the applicable portion of the Common Stock Consideration and the Preferred Stock Consideration in accordance with the Payment Schedule. Each share of Preferred Stock held by Merger Sub immediately prior to the Merger Closing shall be cancelled for no consideration. For the avoidance of doubt, each Fully-Diluted Common Share and share of Preferred Stock that is not convertible to Common Stock shall be entitled to the same per share consideration as each other Fully-Diluted Common Share and share of Preferred Stock that is not convertible to Common Stock, regardless of whether such share is Preferred Stock or Common Stock.

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(b)               Common Stock. At the Merger Closing, each share of Common Stock held by a Company Holder (other than Merger Sub) that is outstanding immediately prior to the Merger Closing (other than Dissenting Shares) shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the right to receive the applicable portion of the Common Stock Consideration and the Preferred Stock Consideration in accordance with the Payment Schedule. Each share of Common Stock held by Merger Sub immediately prior to the Merger Closing shall be cancelled for no consideration.

(c)                Dissenting Shares. Notwithstanding anything in this Agreement to the contrary, shares of Company Stock that are issued and outstanding immediately prior to the Merger Closing and that are held by a Remaining Company Stockholder who shall not have voted in favor of the Merger or consented thereto in writing and who is entitled to demand and properly demands payment for such Remaining Company Stockholder’s shares in accordance with Section 262 of the DGCL (“Dissenting Shares”) shall not be converted into or be exchangeable for the right to receive the Common Stock Consideration and Preferred Stock Consideration, but instead shall be only entitled to such rights as are provided by the DGCL with respect to such Dissenting Shares, unless and until such Remaining Company Stockholder shall have failed to perfect or shall have effectively withdrawn, waived or lost such Company Stockholder’s right under the DGCL. If any such Remaining Company Stockholder shall have failed to perfect or shall have effectively withdrawn or lost such right, each Dissenting Share held by such Remaining Company Stockholder shall be treated as a share of Company Stock that had been converted as of the Merger Closing into the right to receive, and become exchangeable for, the applicable portion of the Common Stock Consideration and Preferred Stock Consideration, without interest, in accordance with Section 3.03(b) and Section 3.03(c). Other than as set forth in the preceding sentence, any payments made in respect of Dissenting Shares shall be made by the Surviving Corporation, but only from the historic assets of the Company without any reimbursement therefor from Buyer using assets of the Company held prior to the Initial Closing.

Section 3.04         Tax Treatment. Each party hereto agrees and intends that the Acquisition Transaction constitutes: (i) a reorganization described in Code Section 368(a)(1)(B), and (ii) to the extent applicable, a reorganization described in Code Section 368(a)(1)(A) by reason of Code Section 368(a)(2)(E). This Agreement is intended to constitute, and the parties to this Agreement hereby adopt this Agreement as, a “plan of reorganization” within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3(a). The parties hereto shall treat the Acquisition Transaction as a reorganization pursuant to Code Section 368(a)(1)(B) and, to the extent applicable, Code Section 368(a)(2)(E), for all Tax purposes, and shall file all Tax Returns and reports consistent with such treatment and shall not take any actions (or cause any actions to be taken) inconsistent therewith.

Section 3.05         Exchange Procedures for the Merger.

(a)                Upon providing to the Exchange Agent certificates representing Company Stock held by a Remaining Company Stockholder, a duly-executed Letter of Transmittal and such other documents as may be reasonably required by Buyer or the Exchange Agent, such Remaining Company Stockholder (other than any holder of Dissenting Shares), at the Merger Closing, shall be entitled to receive in exchange therefor the applicable portion of the Common Stock Consideration (represented as book-entry shares and confirmed as issued by the Exchange Agent) and Preferred Stock

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Consideration (represented by a certificate to be delivered to the applicable Remaining Company Stockholder by the Exchange Agent) allocated to such Remaining Company Stockholder in accordance with this Agreement and as set forth in the Payment Schedule, and the certificates representing Company Stock provided by such Remaining Company Stockholder to the Exchange Agent shall be cancelled. No interest shall be paid or shall accrue on any amounts payable upon surrender of any Company Stock pursuant to this Section 3.05(a). There shall be no further registration or transfers on the records of the Surviving Corporation of the shares of Company Stock that were outstanding immediately prior to the Merger Closing. The Company shall provide all information required with respect to the Exchange Agent Agreement in addition to any other information reasonably requested by the Exchange Agent with respect thereto.

(b)               Lost Certificates. If any certificate or other instrument representing Company Stock has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such certificate to be lost, stolen or destroyed and subject to such other reasonable conditions as may be imposed by the Exchange Agent, and, if required by the Exchange Agent, the posting by such Person of a bond in such reasonable amount as the Exchange Agent may reasonably direct as indemnity against any claim that may be made against it with respect to such certificate or instrument, the Exchange Agent shall deliver in respect of such lost, stolen or destroyed certificate or other instrument the applicable portion of the Common Stock Consideration and Preferred Stock Consideration, as applicable.

Unclaimed Consideration. Any portion of the Common Stock Consideration and Preferred Stock Consideration that remains unclaimed by the Remaining Company Stockholders twelve (12) months after the Merger Closing shall be delivered to Buyer, and thereafter any such Remaining Company Stockholders who have not theretofore complied with this Article 3 shall thereafter look only to Buyer for delivery of their claim for Common Stock Consideration and Preferred Stock Consideration as unsecured creditors. Neither Buyer nor the Exchange Agent shall be liable to any Person in respect of any Common Stock Consideration and Preferred Stock Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar law. Notwithstanding anything to the contrary contained herein, if any certificate or other instrument representing Company Stock has not been surrendered prior to the date on which the Common Stock Consideration and Preferred Stock Consideration in respect of such certificate or other instrument would otherwise escheat to or become the property of any Governmental Authority, any amounts payable in respect of such certificate or instrument shall, to the extent permitted by applicable Law, become the property of Buyer, but remaining subject to the claims or interests of any former Remaining Company Stockholders previously entitled thereto.

Section 3.06         Effect of Stock Split. For the avoidance of doubt, to the extent the Buyer’s Common Stock undergoes a stock dividend, stock split, stock combination or other similar transaction prior to the Merger Closing (including the Proposed Reverse Split), the Common Stock Consideration issuable to the Remaining Company Stockholders shall be adjusted to account for such stock split. Additionally, following the effectiveness of the Proposed Reverse Split, Buyer shall deliver to the Sellers who received certificated shares

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of Buyer’s Common Stock in accordance with Section 2.03, upon the surrender of such certificates to the Company for cancellation, new share certificates of Buyer’s Common Stock reflecting such Seller’s ownership of Buyer’s Common Stock after giving effect to the Proposed Reverse Split.

Article 4
REPRESENTATIONS AND WARRANTIES OF THE SELLERS

Each Seller, severally and not jointly, solely as to itself, hereby represents and warrants to Buyer as follows:

Section 4.01         Capacity and Authorization. Such Seller has full power, authority and capacity to execute and deliver this Agreement and any Ancillary Document to which it is a party and to perform its obligations under this Agreement and the Ancillary Documents to which it is a party and to consummate the transactions contemplated by this Agreement and any Ancillary Documents to which it is a party. If such Seller is an entity, the execution and delivery by such Seller of this Agreement and Ancillary Documents, the performance by it of its respective obligations under this Agreement and the Ancillary Documents, and the consummation of the transactions provided for in this Agreement and the Ancillary Documents have been or will be duly and validly authorized by all necessary action on the part of the board of directors or other managing authority of such Seller. This Agreement has been and, as of the Initial Closing Date, the Ancillary Documents to which such Seller is a party will be, duly executed and delivered by such Seller and do or will, as the case may be, constitute valid and binding agreements of such Seller, enforceable against it in accordance with their respective terms, subject to applicable bankruptcy, insolvency and other similar laws affecting the enforceability of creditors’ rights generally, general equitable principles and the discretion of courts in granting equitable remedies.

Section 4.02         Noncontravention; Absence of Restrictions and Conflicts. Except as set forth on Schedule 4.02:

(a)                the execution, delivery and performance by such Seller of this Agreement and any Ancillary Documents to which it is a party, the consummation of the transactions contemplated by this Agreement and the Ancillary Documents, and the fulfillment by such Seller of and compliance by such Seller with the terms and conditions of this Agreement and the Ancillary Documents do not or will not (as the case may be), with the passing of time or the giving of notice or both, violate or conflict with, constitute a breach of or default under (i) any term or provision of the Organizational Documents of such Seller (if applicable); (ii) any judgment, decree or order of any Governmental Authority to which such Seller is a party or by which such Seller or its Assets and Properties are bound; or (iii) any Law applicable to such Seller;

(b)               no consent, approval, order or authorization of, or registration, declaration, filing or other Permit with, any Governmental Authority or third party is required prior to the Initial Closing with respect to such Seller in connection with the execution, delivery or performance by such Seller of this Agreement or the Ancillary Documents or the consummation of the transactions contemplated hereby and thereby; and

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(c)                no consent, approval, order or authorization of, or registration, declaration or filing or other Permit with, any Governmental Authority or third party is required after the Initial Closing with respect to such Seller in connection with the execution, delivery or performance by such Seller of this Agreement or the Ancillary Documents or the consummation of the transactions contemplated thereby.

Section 4.03         Title to Interests. Such Seller is the beneficial and record owner of the Company Stock as set forth opposite such Seller’s name on Schedule 4.03, free and clear of all Liens (other than restrictions on transfer arising under securities Laws). Other than as set forth on Schedule 4.03, such Seller does not have any (a) outstanding options, warrants, rights, calls, commitments, conversion rights, rights of exchange, rights of first refusal, rights of first offer, preemptive rights, subscriptions, claims of any character, agreements, obligations, convertible or exchangeable securities or other plans or commitments, contingent or otherwise, relating to the capital stock of any USG&E Company; or (b) outstanding Contractual Obligations or other agreements of any USG&E Company to purchase or otherwise acquire any outstanding shares of the capital stock of any USG&E Company, or securities or obligations of any kind convertible into any shares of the capital stock of any USG&E Company.

Section 4.04         Litigation. Except as set forth on Schedule 4.04, such Seller is not subject to any judgment, order, decree, injunction, award, determination or ruling of any Governmental Authority, arbitrator or arbitration panel which would materially affect such Seller’s ability to consummate the transactions contemplated by this Agreement and the Ancillary Agreements. Such Seller is not a debtor in a bankruptcy proceeding. There is no involuntary bankruptcy petition pending against such Seller.

Section 4.05         Brokers, Finders and Investment Bankers. Except as provided on Schedule 4.05, such Seller has not employed any broker, finder or investment banker or incurred any liability for any investment banking fees, financial advisory fees, brokerage fees or finders’ fees in connection with the transactions contemplated by this Agreement and the Ancillary Agreements.

Section 4.06         Securities Laws Matters.

(a)                Such Seller (i) is acquiring its portion of the Initial Stock Consideration solely for investment with no present intention to distribute any of such stock to any Person in violation of applicable securities Laws, (ii) will not sell or otherwise dispose of any such Initial Stock Consideration, except in compliance with the registration requirements or exemption provisions of the Securities Act of 1933, as amended (the “1933 Act”) and any other applicable securities Laws, (iii) is an “accredited investor” (as that term is defined by Rule 501(a) of Regulation D under the 1933 Act), and (iv) (x) has had access to and has received such financial and other information regarding Buyer and the Initial Stock Consideration, as applicable, that it deems necessary to make an informed investment decision regarding such Initial Stock Consideration and (y) can bear the economic risk of an investment in the Initial Stock Consideration indefinitely.

(b)               Such Seller acknowledges that the certificates representing the Initial Stock Consideration to be acquired pursuant hereto shall bear the legends set forth in Section 12.16 (in addition to any legend required under applicable state securities Laws).

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Section 4.07         No Other Buyer or Merger Sub Representations or Warranties. Except for the representations and warranties set forth in Article 6, such Seller hereby acknowledges and agrees that none of Buyer or Merger Sub, their respective Affiliates, equity holders, directors, officers, employees, agents, Representatives or advisors, or any other Person has made or is making, and such Seller is not relying upon, any other express or implied representation or warranty with respect to Buyer, Merger Sub or any of their respective Affiliates or their respective business or operations, including any representation or warranty as to the accuracy or completeness of any information regarding Buyer’s business furnished or made available to such Seller (including any information, documents or material conveyed to such Seller by any Representative of Buyer, delivered to such Seller or made available to such Seller in the data room for the transactions contemplated hereby or provided in any other form in expectation of the transactions contemplated hereby) or as to the future revenue, profitability or success of Buyer’s business, or any representation or warranty arising from statute or otherwise in Law.

Article 5
REPRESENTATIONS AND WARRANTIES REGARDING THE USG&E COMPANIES

The Company hereby represents and warrants to Buyer as follows:

Section 5.01         Organization. Each USG&E Company is a corporation or limited liability company duly formed, validly existing, and in good standing under the laws of its state of incorporation or formation. Each USG&E Company (a) has all requisite power and authority to own, lease and operate its Assets and Properties and to carry on its Business as now being conducted, and (b) is duly qualified or registered to transact business, and is in good standing, under the laws of each jurisdiction where the character of its activities or the location of the Assets and Properties owned or leased by it requires such qualification or registration except where failure to be so registered is not reasonably likely to have a Material Adverse Effect. Schedule 5.01 contains a true and correct list of the jurisdiction of formation or organization of each USG&E Company and the jurisdictions in which each USG&E Company is qualified or registered to do business. The Company has made available to Buyer complete and accurate copies as of the date hereof of each USG&E Company’s Organizational Documents. Schedule 5.01 sets forth a list of each director and officer of each USG&E Company.

Section 5.02         Capital Stock.

(a)                As of the Effective Date, the entire authorized capital stock of the Company consists of: 100,000,000 shares of Class A Common, 507,500 shares of Class B Common, 708,891 shares of Series A Preferred, 32,200.362 shares of Series B Preferred, 8,216.191 shares of Series C Preferred, 8,216.191 shares of Series D Preferred, 6,349.106 shares of Series E Preferred, 1,534.884 shares of Series F Preferred, 1,534.884 shares of Series G Preferred, one share of Series H Preferred, 32,200.362 shares of Series I Preferred, 8,216.191 shares of Series J Preferred, 1,534.884 shares of Series K Preferred, 10,000 shares of Series L Preferred and one share of Series M Preferred. All of the outstanding capital stock of the USG&E Companies are held of record by the Persons in the respective amounts set forth on Schedule 5.02(a)(i). The Company has delivered to Buyer accurate and complete copies of the stock ledger (or equivalent records) of each USG&E Company, which records reflect all issuances, transfers, repurchases and cancellations of shares of capital stock of each USG&E

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Company. All of the issued and outstanding shares of capital stock of each USG&E Company have been duly authorized and are validly issued, fully paid and non-assessable.

Except as provided on Schedule 5.02(b), there are no (i) outstanding options, warrants, rights, calls, commitments, conversion rights, rights of exchange, rights of first refusal, rights of first offer, preemptive rights, subscriptions, claims of any character, agreements, obligations, convertible or exchangeable securities or other plans or commitments, contingent or otherwise, relating to the capital stock of any USG&E Company, other than as contemplated by this Agreement; (ii) outstanding Contractual Obligations or other agreements of any USG&E Company to purchase, redeem or otherwise acquire any outstanding shares of the capital stock of any USG&E Company, or securities or obligations of any kind convertible into any shares of the capital stock of any USG&E Company; (iii) dividends that have accrued or been declared but are unpaid on the capital stock of any USG&E Company; (iv) there are no Liens on, or other Contractual Obligations of a USG&E Company (other than the Company) relating to, the ownership, transfer or voting of any capital stock in any USG&E Company (other than the Company), or otherwise affecting the rights of any holder of the capital stock in any USG&E Company (other than the Company); (v) to the Company’s Knowledge, there are no Liens on, or other Contractual Obligations of the Company relating to, the ownership, transfer or voting of any capital stock in the Company, or otherwise affecting the rights of any holder of the capital stock in the Company; (vi) there are no existing rights with respect to registration under the 1933 Act of any capital stock in any USG&E Company; and (vii) outstanding or authorized stock appreciation, phantom stock, stock plans or similar rights with respect to any USG&E Company.

Section 5.03         Subsidiaries. Except as set forth on Schedule 5.03, no USG&E Company currently owns, directly or indirectly, any capital stock or other equities, securities or interests in any Person or is subject to any obligation to make any investment (in the form of a loan, capital contribution or otherwise) in any Person. The Company is the true, lawful record and beneficial owner, free and clear of any Liens (other than Permitted Liens and restrictions under securities Laws), of all of the issued and outstanding capital stock of ESPI, USG&E Solar and APP, ESPI is the true, lawful record and beneficial owner, free and clear of any Liens (other than Permitted Liens and restrictions under securities Laws), of all of the issued and outstanding capital stock of the ESPI Subsidiaries.

Section 5.04         Noncontravention; Absence of Restrictions and Conflicts. Except as set forth on Schedule 5.04:

(a)                the execution, delivery and performance of this Agreement by the Company and any Ancillary Documents to which it is a party, the consummation of the transactions contemplated by this Agreement and the Ancillary Documents, and the fulfillment by the Company of and compliance by the Company with the terms and conditions of this Agreement and the Ancillary Documents to which it is a party do not or will not (as the case may be), with the passing of time or the giving of notice or both, violate or conflict with, constitute a breach of or default under (i) any term or provision of the Organizational Documents of any USG&E Company; (ii) any judgment, decree or order of any Governmental Authority to which a USG&E Company is a party or by which a USG&E Company or its Assets and Properties are bound; (iii) any Law applicable to a USG&E Company; or (iv) the Company Contracts; excluding from the foregoing clauses (iii) and (iv), any non-material violation, breach, default, acceleration or creation of a right;

(b)               no material consent, approval, order or authorization of, or registration, declaration, filing or other Permit with, any Governmental Authority or third party is required prior to the Initial Closing with respect to any USG&E Company in connection with the execution, delivery or

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performance by any USG&E Company of this Agreement or the Ancillary Documents or the consummation of the transactions contemplated hereby and thereby (the “Required Pre-Closing Filings and Approvals”); and

(c)                no material consent, approval, order or authorization of, or registration, declaration or filing or other Permit with, any Governmental Authority or third party is required after the Initial Closing with respect to any USG&E Company in connection with the execution, delivery or performance by any USG&E Company of this Agreement or the Ancillary Documents or the consummation of the transactions contemplated thereby (the “Required Post-Closing Filings and Approvals”).

Section 5.05         Assets.

(a)                No USG&E Company owns in fee any real property. Schedule 5.05(a) contains a true, correct and complete list of all real property leased or subleased by any USG&E Company (collectively, the “Leased Real Property”).

(b)               Except as set forth on Schedule 5.05(b), each USG&E Company has good and marketable title to, or a valid leasehold interest in, all material Assets and Properties or Leased Real Property used by it, located on its premises or shown on the Financial Statements, free and clear of all Liens (other than Assets and Properties disposed of for fair consideration in the Ordinary Course of Business since the dates of such balance sheets and except for Liens disclosed on such balance sheets (including any notes thereto) and Permitted Liens). Except as set forth on Schedule 5.05(b), all of the material buildings (including all components of such buildings, structures and other improvements), equipment, machinery, fixtures, and other tangible assets (whether owned or leased) of each USG&E Company are in good condition and repair (ordinary wear and tear excepted) and are fit for use in the Ordinary Course of Business as presently conducted.

(c)                The Company has previously delivered to Buyer complete and accurate copies of each of the leases for the Leased Real Property (the “Real Property Leases”). With respect to each Real Property Lease: (i) such Real Property Lease is legal, valid, binding, enforceable and in full force and effect; (ii) neither the USG&E Company party to such Real Property Lease nor, to the Company’s Knowledge, any other party to the Real Property Lease is in breach or default, and no event has occurred which, with notice or lapse of time or both, would constitute such a breach or default or permit termination, modification or acceleration under the Real Property Lease; (iii) the Real Property Lease has not been modified, except to the extent that such modifications are disclosed by the documents delivered to Buyer; and (iv) the USG&E Company party to such Real Property Lease has not assigned, transferred, conveyed, mortgaged, deeded in trust or encumbered any interest in such Real Property Lease.

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Section 5.06         Financial Statements. Attached as Schedule 5.06 are the following financial statements:

(a)                the audited consolidated balance sheet of the USG&E Companies as of December 31, 2015, December 31, 2014 and December 31, 2013, and the related statements of income and cash flows (or the equivalent) for the fiscal years then ended (the “Audited Financial Statements”); and

(b)               the unaudited consolidated balance sheet of the USG&E Companies as of December 31, 2016 (the “Latest Balance Sheet”, and together with the Audited Financial Statements, the “Financial Statements”), and the related statements of income and cash flows (or the equivalent) for the twelve month period then ended.

Each of the Financial Statements referenced above (including in all cases the notes thereto, if any), fairly presents in all material respects the financial condition of the USG&E Companies as of the respective dates thereof and the operating results of the USG&E Companies for the periods covered thereby and has been prepared in accordance with GAAP consistently applied throughout the periods covered thereby, subject in the case of the unaudited financial statements to the absence of footnote disclosures and changes resulting from normal year-end adjustments for recurring accruals and income Taxes (none of which footnote disclosures or changes would, alone or in the aggregate, be material to the Business, operations, Assets and Properties, liabilities, financial condition, operating results, value, cash flow or net worth of the USG&E Companies taken as a whole).

Section 5.07         Absence of Undisclosed Liabilities. Except as set forth on Schedule 5.07, none of the USG&E Companies has or will have any obligation or Liability (whether accrued, absolute, contingent, unliquidated or otherwise, whether due or to become due and regardless of when or by whom asserted) arising out of any transaction entered at or prior to the date hereof, or any action or inaction at or prior to the date hereof, or any state of facts existing at or prior to the date hereof, other than (a) Liabilities reflected on the Latest Balance Sheet, (b) Liabilities and obligations which have arisen after the date of the Latest Balance Sheet in the Ordinary Course of Business (none of which is a Liability for breach of contract, breach of warranty, tort, infringement, violation of law, or any Action), (c) the Company Contracts, the Real Property Leases or under contracts and commitments which are not required to be disclosed on another Schedule in this Article 5 (but not Liabilities for any breach of any such contract or commitment occurring on or prior to the Initial Closing Date), and (d) other Liabilities and obligations expressly disclosed in the other Schedules referred to in this Article 5.

Section 5.08         Material Adverse Effect. There has occurred no fact, event or circumstance which has had or would reasonably be expected to have a Material Adverse Effect on the USG&E Companies. Since the date of the Latest Balance Sheet, each USG&E Company has conducted its business only in the Ordinary Course of Business (other than conduct taken in furtherance of the transactions contemplated hereby).

Section 5.09         Absence of Certain Developments. Except as set forth on Schedule 5.09, since the date of the Latest Balance Sheet, no USG&E Company has:

(a)                issued any notes, bonds or other debt securities, any equity securities or any securities or rights convertible, exchangeable or exercisable into equity securities;

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(b)               borrowed any amount or incurred, or become subject to, any material Liabilities, except current Indebtedness incurred in the Ordinary Course of Business and Indebtedness to Macquarie pursuant to the Macquarie Financing Documents, as amended from time to time;

(c)                discharged or satisfied any material Lien or paid any material obligation or Liability, other than current Liabilities paid in the Ordinary Course of Business;

(d)               declared, set aside or made any payment or distribution of cash or other property to any of its equity holders, or purchased, redeemed or otherwise acquired any equity securities (including any warrants, options or other rights to acquire any equity securities);

(e)                mortgaged or pledged any of its Assets and Properties or subjected them to any Lien, except for Permitted Liens;

(f)                sold, assigned, transferred, leased, licensed or otherwise encumbered any of its material tangible or intangible Assets and Properties, except in the Ordinary Course of Business, or canceled any material debts or claims;

(g)               sold, assigned, transferred, leased, licensed or otherwise encumbered any material Intellectual Property, disclosed any material proprietary confidential information to any Person (other than to Buyer and its Representatives or to a Person who is bound by a non-disclosure or confidentiality agreement to maintain such Intellectual Property as confidential), or abandoned or permitted to lapse any material Intellectual Property;

(h)               made or granted any bonus or any wage or salary increase to any employee or group of employees (except as required by the Company Contracts in effect on the date hereof and disclosed pursuant to Schedule 5.15 or in the Ordinary Course of Business), or made or granted any increase in any Employee Plan or Benefit Arrangement, or amended or terminated any existing Employee Plan or Benefit Arrangement, or adopted any new Employee Plan or Benefit Arrangement, or entered into any agreement or otherwise made a commitment to adopt or contribute to any new Employee Plan or Benefit Arrangement;

(i)                 suffered any damage, destruction or casualty loss exceeding in the aggregate $1,000,000, whether or not covered by insurance;

(j)                 made capital expenditures or commitments therefor that aggregate in excess of $1,000,000;

(k)               made any change in any method of accounting or accounting policies or made any write down in the value of its inventory that is material or that is other than in the usual, regular and Ordinary Course of Business or reversed any accruals other than in the Ordinary Course of Business;

(l)                 taken any steps to incorporate or organize any Subsidiary;

(m)             amended its Organizational Documents;

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(n)               entered into any Contractual Obligation or other arrangement prohibiting or restricting it from freely engaging in any business or otherwise restricting the conduct of its Business anywhere in the world;

(o)               entered into any material contract other than in the Ordinary Course of Business; or

(p)               agreed, whether orally or in writing, to do any of the foregoing.

Section 5.10         Litigation. Except as set forth on Schedule 5.10, there are no (and, since January 1, 2013, there have not been any) Actions commenced, pending or, to Company’s Knowledge, threatened in writing against, relating to or involving any USG&E Company, their Businesses or their Assets and Properties. Except as set forth on Schedule 5.10, there are no pending claims against any USG&E Company under any workers’ compensation plan or policy or for long-term disability. Except as set forth on Schedule 5.10, no USG&E Company is subject to any judgment, order, decree, injunction, award, determination or ruling of any Governmental Authority, arbitrator or arbitration panel. No USG&E Company is a debtor in a bankruptcy proceeding. There is no involuntary bankruptcy petition pending against any USG&E Company.

Section 5.11         Compliance with Laws. Except as set forth on Schedule 5.11:

(a)                Each USG&E Company has since January 1, 2013 complied in all material respects with, and is in compliance in all material respects with, all applicable Laws relating to the ownership or operation of their Businesses and Assets and Properties, including, without limitation, the Telephone Consumer Protection Act of 1991, the Telemarketing and Consumer Fraud and Abuse Prevention Act, the Telemarketing Sales Rule, and any similar federal and state legislation regarding call recordings, disclaimers and use of mobile numbers, and telephone marketing in performing all telemarketing services, supplying any lead lists, and otherwise. No USG&E Company has received a written notice alleging a violation of any Laws.

(b)               Each USG&E Company holds and is in compliance with all material Permits required for the conduct of its Business and the ownership or operation of its Assets and Properties, and Schedule 5.11(b) sets forth a list of all of such material Permits. No written notices have been received by any USG&E Company during the past three (3) years alleging the failure to hold any of the foregoing. Subject to required filings with Governmental Authorities disclosed on Schedule 5.04, all of such Permits will be available for use by the USG&E Companies immediately after the Initial Closing.

Section 5.12         Contracts and Commitments.

(a)                Except as expressly contemplated by this Agreement or as set forth on Schedule 5.12(a), no USG&E Company is a party to or bound by any of the following Contractual Obligations relating to or arising out of:

(i)                 the employment of any officer, individual employee or other Person on a full time, part time, consulting or other basis or relating to loans to officers, directors or Affiliates,

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and any agreement with an employee providing for deferred or other compensation (including any bonuses or other remuneration and whether in cash or otherwise);

(ii)               the advance or loan by any USG&E Company to any other Person of amounts in the aggregate exceeding $250,000;

(iii)             borrowed money, other Indebtedness, or the mortgaging, pledging or otherwise placing a Lien on any material Assets and Properties of any USG&E Company;

(iv)             any Guarantee;

(v)               the Real Property Leases

(vi)             each lease or agreement under which any USG&E Company is a lessee of or holds or operates any personal property owned by any other party, except for any lease of personal property under which the aggregate annual rental payments do not exceed $100,000;

(vii)           lease or agreement under which any USG&E Company is lessor of or permits any third party to hold or operate any property, real or personal, owned or controlled by such USG&E Company;

(viii)         assignment, license, indemnification or agreement with respect to any intangible property (including any Intellectual Property) granted or made to any USG&E Company, or granted or made by any USG&E Company to third parties, except licenses to any USG&E Company of commercially available, unmodified, “off the shelf” software used solely for their own internal use for an aggregate fee, royalty or other consideration for any such software or group of related software licenses of no more than $100,000;

(ix)             Contractual Obligation prohibiting any USG&E Company from freely engaging in any business or competing anywhere in the world;

(x)               any Contractual Obligation with any Governmental Authority or with a public utility company (A) for the sale or purchase of electric power, (B) that is a master agreement for electric power supply, (C) that is a hedging or derivative instrument or agreement or (D) that is an agreement for the purchase or sale of natural gas, renewable energy certificates, environmental attributes or any other energy-related product or service, in each case involving consideration of at least $1,000,000 annually;

(xi)             any Contractual Obligation set forth on Schedule 5.21;

(xii)           any partnership, joint venture or other similar arrangement involving sharing of profits, losses, costs or Liabilities;

(xiii)         any Contractual Obligation relating to the acquisition or disposition of any Person, business organization or division thereof or collection of Assets and Properties constituting all or substantially all of a business or business unit (whether by merger, sale of

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stock, sale of assets or otherwise), in each case pursuant to which any USG&E Company has any remaining financial or other material obligations; or

(xiv)         any other agreement which is material to its operations and business prospects or involves consideration in excess of $1,000,000 annually.

(b)               All of the Contractual Obligations set forth or required to be set forth on Schedule 5.12(a) (the “Company Contracts”) are valid, binding and enforceable in accordance with their respective terms. Except as set forth on Schedule 5.12(b), (i) each USG&E Company has performed all material obligations required to be performed by it and is not in default under or in breach of nor in receipt of any claim of default or breach under any Company Contract; and (ii) to the Company’s Knowledge, no other party to any Company Contract is in material breach of such Company Contract. There are no renegotiations of, attempts or requests to renegotiate or outstanding rights to renegotiate, any terms of any of any Company Contract.

(c)                The Company has delivered to Buyer a copy of each Company Contract and an accurate description of each of the oral arrangements, contracts and agreements which are referred to on Schedule 5.12(a), together with all amendments, waivers or other changes thereto, in each case that are true and correct in all material respects.

Section 5.13         Tax Matters.

(a)                Each USG&E Company has timely filed all federal and state income Tax Returns and all other material Tax Returns required to be filed by it (taking into account all extensions of due dates, including extensions as a result of an agreement by a USG&E Company and a Governmental Authority), each such Tax Return has been prepared in compliance with all applicable Laws, and all such Tax Returns were true, correct, and complete in all material respects.

(b)               All Taxes due and payable by each USG&E Company (taking into account all extensions of due dates, including extensions as a result of an agreement by a USG&E Company and a Governmental Authority) have been paid, and each USG&E Company has withheld and paid over to the appropriate Taxing Authority all Taxes which they are required to withhold from amounts paid or owing to any employee, stockholder, creditor or other third party, whether or not shown as due on any Tax Return. The unpaid Taxes of the Company and its Subsidiaries did not, as of date of the Latest Balance Sheet exceed the reserve for actual Taxes (as opposed to any reserve for deferred Taxes established to reflect timing differences between book and Tax income) as shown on the Latest Balance Sheet and will not exceed such reserve as adjusted for the passage of time through the Initial Closing Date in accordance with the reasonable past custom and practice of the Company and its Subsidiaries in filing Tax Returns.

(c)                Except as set forth on Schedule 5.13:

(i)                 no USG&E Company has requested or been granted an extension of the time for filing any Tax Return which has not yet been filed;

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(ii)               no USG&E Company has: (A) consented to extend the time in which any material Tax may be assessed or collected by any Taxing Authority, which extension remains in effect; (B) entered into an agreement or waiver, or been requested to enter into an agreement or waiver, of any statute of limitations in respect of Taxes, which remains open; (C) granted a power-of-attorney relating to Tax matters to any person, which remains in effect; or (D) within the past six years, applied for and/or received a ruling or determination from any Taxing Authority;

(iii)             no deficiency or proposed adjustment for any amount of Tax has been, to the Company’s Knowledge, proposed or asserted, or assessed by any Taxing Authority, against any USG&E Company which has not been settled or otherwise resolved;

(iv)             there is no Action now in progress, or to the Company’s Knowledge, pending or threatened against or with respect to any USG&E Company with respect to Taxes;

(v)               to the Company’s Knowledge, no claim has ever been made by a Taxing Authority in a jurisdiction where a USG&E Company does not file Tax Returns that such USG&E Company is or may be subject to Tax by that jurisdiction, and no USG&E Company has a “permanent establishment” within the meaning of an applicable income Tax treaty, or otherwise has a fixed place of business in a jurisdiction outside of the United States which subjects it to Tax or to the requirement to file a Tax Return in such jurisdiction;

(vi)             no USG&E Company will be required to include in income, or exclude any item of deduction from, Taxable income for (x) a Taxable period beginning after the Initial Closing Date, or (y) with respect to a Taxable period that begins before and ends after the Initial Closing Date, the portion of such Taxable period that begins after the Initial Closing Date and ends thereafter, as a result of any (A) adjustment under either Code Sections 481(a) or 482 (or any corresponding or similar provision of federal, state, local or foreign Tax Law) by reason of a change in method of accounting or otherwise for a Taxable period ending on or prior to the Initial Closing; (B) “closing agreement” described in Code Section 7121 (or any corresponding or similar provision of federal, state, local or foreign Tax Law) entered into prior to the Initial Closing; (C) intercompany transactions or any excess loss account described in Treasury Regulations under Code Section 1502 attributable to a Taxable period ending on or before the Initial Closing; (D) installment sale or open transaction disposition made on or prior to the Initial Closing; (E) prepaid amount received on or prior to the Initial Closing; or (F) election under Code Section 108(i) (or any corresponding or similar provision of federal, state, local or foreign Tax Law) made on or prior to the Initial Closing;

(vii)           no USG&E Company is or has been a party to any “listed transaction” as defined in Regulation Section 1.6011-4;

(viii)         no USG&E Company is a party to or bound by any Tax allocation or Tax sharing agreement;

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(ix)             no USG&E Company (A) has been a member of an affiliated, consolidated, combined or unitary group filing a consolidated federal income Tax Return (other than one of which the Company is the common parent) or (B) has any Liability for the Taxes of any Person (other than any USG&E Company) under Treasury Regulation § 1.1502-6 (or any similar provision of state, local, or foreign Law), as a transferee or successor, by contract, or otherwise (except for contracts entered into in the ordinary course of business the primary purpose of which is not related to Taxes);

(x)               no USG&E Company is a party to any joint venture, partnership or other arrangement that is in fact or properly treated as a partnership for U.S. federal income Tax purposes;

(xi)             no USG&E Company has been either a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) with respect to a transaction that was described in, or intended to qualify as a Tax-free transaction pursuant to, Section 355 of the Code in the preceding two (2) years;

(xii)           there are no Liens for Taxes (other than Permitted Liens) upon any of the assets of any USG&E Company; and

(xiii)         as of the Initial Closing, none of the USG&E Companies has any intention to dispose of or discontinue its active trade or business.

(d)               Schedule 5.13 lists all the states with respect to which any USG&E Company files income or franchise Tax Returns.

Section 5.14         Employees.

Schedule 5.14 correctly sets forth the name, current annual salary (or hourly wages, as the case may be), target and actual annual bonus or commission (if any), target and actual long-term incentives (if any) and total compensation for the years 2015 and 2016 of each employee of the USG&E Companies who has annual compensation of at least $150,000, and whether any such employees are absent from active employment, including leave of absence or disability. Except as set forth on Schedule 5.14, to the Company’s Knowledge: (a) no executive or key employee of any USG&E Company or any group of employees of any USG&E Company has notified a USG&E Company in writing of its plans to terminate employment with the USG&E Companies; (b) there are currently none, and since January 1, 2013, there have been no labor relations problems (including any union organization activities, threatened or actual strikes or work stoppages or material grievances) with any USG&E Company; and (c) none of the USG&E Companies’ employees are subject to, any noncompete, nondisclosure, confidentiality, or similar agreements relating to, or in conflict with the present Business activities of the USG&E Companies, except for agreements between the USG&E Companies and their present and former employees.

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(a)                Since July 26, 2007, there have been no collective bargaining or other labor union contracts applicable to any employees of the USG&E Companies and, to Sellers’ Knowledge, no union organization campaign is in progress with respect to any employees of the USG&E Companies. There is no, and since January 1, 2014, there has not been any, labor dispute, strike, work stoppage, picketing, walkout or lockout or, to Sellers’ Knowledge, threat thereof by or with respect to any employee of the USG&E Companies. Since January 1, 2013, there have not been any “plant closings” or “mass layoffs” (as those terms are defined in the Worker Adjustment and Retraining Notification Act, or any local or state Law, hereinafter the “WARN Act”), by any USG&E Company that would create any obligations under the WARN Act in relation to any plant closings or mass layoffs of employees. Each USG&E Company has timely prepared and filed all appropriate Immigration and Naturalization Service Form I-9’s required by any relevant Governmental Authority. Each USG&E Company has been and is in compliance in all material respects with all applicable Laws respecting employment and employment practices, terms and conditions of employment, wages and hours, fair labor standards, equal employment opportunity, unemployment insurance, worker’s compensation, immigration control, workplace health and safety at its facilities and work sites and in other work areas and any other labor and employment related matters, and no USG&E Company is liable for any arrears of wages or penalties for failure to comply with any of the foregoing, in each case, that could cause any USG&E Company to incur any material Liability. No USG&E Company has engaged in any unfair labor practice or discriminated on the basis of race, color, religion, sex, sexual orientation, national origin, age, disability or handicap or any other status, characteristic or activity protected by Law in its employment conditions or practices that would reasonably be expected to cause any USG&E Company to incur any material Liability. Except as described on Schedule 5.10, there are no racial, color, religious, sex, sexual orientation, national origin, age, disability or handicap discrimination charges or complaints, or any charges or complaints based on any other status, characteristic or activity protected by Law, or immigration control, or any other unfair labor practices charges or complaints, pending or threatened against any USG&E Company before any Governmental Entity. No USG&E Company is liable for any payment to any trust or other fund or to any Governmental Authority with respect to unemployment compensation benefits, social security, disability, paid family leave or other benefits or obligations as required by state or federal statute (other than routine payments to be made in the ordinary course of business consistent with past practice). No USG&E Company is in violation of any Laws concerning retention or classification of independent contractors that could reasonably be expected to cause any USG&E Company to incur any material Liability.

Section 5.15         Employee Plans and Benefit Arrangements.

(a)                Schedule 5.15 sets forth a list of each material Employee Plan and each material Benefit Arrangement, true, correct and complete copies or descriptions of which have previously been made available to Buyer. Additionally, the Company has made available to Buyer, as applicable, (i) the three most recent Annual Reports Form 5500 series for each applicable Employee Plan or Benefit Arrangement, (ii) the most recent IRS determination or opinion letter for each applicable Employee Plan, (iii) the most recent summary plan description for each applicable Employee Plan or Benefit Arrangement for which a summary plan description is required by applicable Law and all related

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summaries of material modifications, and (iv) each trust agreement and the most recent financial statements or auditor’s reports relating to any applicable Employee Plan or Benefit Arrangement.

(b)               No USG&E Company is a party to any agreement, contract, arrangement or plan that has resulted or could result, separately or in the aggregate, in the payment of any amount that will not be fully deductible as a result of Section 162(m) of the Code (or any corresponding provision of state, local, or non-U.S. Tax Law).

(c)                No Benefit Arrangement exists that, as a result of the execution of this Agreement or the transactions contemplated by this Agreement, would result, separately or in the aggregate, in the payment of any “excess parachute payment” within the meaning of Section 280G of the Code (or any corresponding provision of state, federal or foreign Laws) to any employee of any USG&E Company.

(d)               No USG&E Company or any of their ERISA Affiliates, either currently or at any time during the six (6) year period ending on the date hereof, maintains, sponsors, contributes to, has any obligation to contribute to, or has any Liability or potential Liability under or with respect to (i) a “multiemployer plan” (as defined in Section 3(37) of ERISA) or (ii) any plan subject to Title IV of ERISA or Section 412 or Section 430 of the Code. No USG&E Company or any of their ERISA Affiliates has incurred or reasonably expects to incur any Liability under Title IV or Section 302 of ERISA.

(e)                To the Company’s Knowledge, no nonexempt “prohibited transaction” (as defined in Section 406 of ERISA or Section 4975 of the Code) has occurred, or could be expected to occur, with respect to any Employee Plan that could subject any USG&E Company to any Tax or penalty, or other remedial action, under Section 4975 of the Code or ERISA.

(f)                Each Employee Plan that is intended to be qualified under Section 401(a) of the Code has received a favorable determination or is comprised of a master or prototype plan that has received an opinion letter from the IRS as to qualified status and, to the Company’s Knowledge, no event has occurred that could reasonably be expected to cause the loss of such qualification. Each Employee Plan and each Benefit Arrangement has been established and maintained in compliance in all material respects with its terms and all applicable Laws. All contributions required to be made to the Employee Plans and Benefit Arrangements by each of the USG&E Companies with respect to any period prior to the Initial Closing have been timely made or have been accrued on the Latest Balance Sheet. Other than routine claims for benefits, there are no actions or proceedings pending, or to the Company’s Knowledge, threatened in writing against or involving any Employee Plan or Benefit Arrangement or asserting any rights to or claims for benefits under any Employee Plan or Benefit Arrangement. No Employee Plan is a “multiple employer welfare plan” or “multiple employer welfare arrangement” within the meaning of Section 514(b)(6) of ERISA.

(g)                Except as required under Section 4980B of the Code or similar applicable Law or as set forth on Schedule 5.15(g), the USG&E Companies do not have any obligation to provide health, medical or life insurance benefits to any employee or director of the USG&E Companies (whether current, former or retired) following termination of employment for any reason.

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Section 5.16         Intellectual Property.

(a)                Schedule 5.16(a) sets forth a true, correct and complete list of: (i) each patent or registration that has been issued to any USG&E Company with respect to any of the Intellectual Property; (ii) each pending patent application or application for registration which any USG&E Company has made with respect to any of the Intellectual Property; and (iii) each registered trademark, service mark, and material trade name owned by any USG&E Company. Copies of all such patents, registrations, applications, licenses and agreements (as amended to date) have been made available to Buyer. Except as set forth on Schedule 5.16(a), with respect to each item of Intellectual Property required to be identified on Schedule 5.16(a): (A) the item is not subject to any outstanding injunction, judgment, order, decree or ruling prohibiting the USG&E Companies’ use thereof; (B) no Action is pending that challenges the legality, validity, enforceability, use or ownership of the item; and (C) the USG&E Companies are the owner of all right, title and interest in such Intellectual Property free and clear of any Liens (other than Permitted Liens).

(b)               Schedule 5.16(b) sets forth a true, correct and complete list of each item of Intellectual Property that any third party owns and that any USG&E Company uses pursuant to a written license or agreement. True and correct copies of all such material licenses and agreements have been made available to Buyer. With respect to each such item of Intellectual Property required to be identified on Schedule 5.16(b): (x) the license or agreement covering the item is legal, valid, binding, enforceable by the applicable USG&E Company, and in full force and effect in all material respects; and (y) the applicable USG&E Company is not in default or material breach of the license or agreement and has not received any written notice that any USG&E Company is in default or material breach; and (z) no USG&E Company has granted any sublicense or similar right with respect to the license or agreement. To the Company’s Knowledge, the Intellectual Property owned by the USG&E Companies and the business methods and operations of the USG&E Companies as in effect prior to Initial Closing do not violate, breach or infringe the patent, trademark, copyright or other intellectual property rights of any other Person.

(c)                Except as set forth on Schedule 5.16(c), the USG&E Companies own, free of Liens (other than Permitted Liens), or have a valid and binding license or right to use, all Intellectual Property material to the conduct of the Business as currently conducted.

(d)               To the Company’s Knowledge, none of the USG&E Companies have experienced any incident in which personally identifiable information of the USG&E Companies’ customers was stolen or improperly accessed and there are no facts indicating the occurrence of such an incident, including any breach of security suffered by the USG&E Companies with respect to such information or any written notices or complaints received by the USG&E Companies from any Person regarding improper use or disclosure of personally identifiable information, except as individually or in the aggregate would not reasonably be expected to be material to the Business of the USG&E Companies; and (ii) the collection, use, storage, processing, import, export and disclosure of personally identifiable information or other protected information relating to individuals by the USG&E Companies have complied with during the past three (3) years, and are currently in compliance with, their respective privacy policies

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and all Laws relating to data collection, use, privacy or protection, except as individually or in the aggregate would not reasonably be expected to be material to the Business of the USG&E Companies taken as a whole.

Section 5.17         Customer Contracts. To the Company’s Knowledge, no USG&E Company has received any written notice to the effect that any Customer intends to terminate its business relations with the USG&E Companies: (i) as a result of the transactions contemplated by this Agreement, or (ii) otherwise, other than any termination by a Customer that represents less than $1,000,000 in gross profit.

Section 5.18         Environmental Matters. Except set forth on Schedule 5.18, (a) each USG&E Company is in compliance in all material respects with all Environmental Permits and Environmental Laws for the operation of such USG&E Company as presently conducted; (b) during the past three (3) years, each USG&E Company has held all Environmental Permits required for the lawful conduct of such USG&E Company and materially complied with the terms of all Environmental Laws; (c) no USG&E Company has received any written notice in the past three (3) years that it is or may be potentially responsible with respect to any investigation or cleanup of any threatened or actual release of Hazardous Materials, nor is any USG&E Company participating as a potentially responsible party in connection with any such investigation or cleanup; (d) to the Company’s Knowledge, there have been no Hazardous Materials generated by any USG&E Company that are the subject of a response action pursuant to any Environmental Law; (e) to the Company’s Knowledge, no USG&E Company has caused a release of Hazardous Materials at properties that it has owned or leased, for which response actions are required pursuant to Environmental Law; and (f) the Company has made available to Buyer all environmental assessment reports currently in the possession of, under the control of, or received by the USG&E Companies that address properties the USG&E Companies have owned or leased.

Section 5.19         Regulatory Matters. Except as set forth on Schedule 5.19:

(a)                No USG&E Company is engaged, or has been engaged, in any activity, including wholesale sales of electricity or natural gas, that could subject the USG&E Company to: (i) regulation as a “gas corporation”, an “electric corporation”, an “electric utility”, an “electric utility company”, a “gas utility”, a “gas utility company”, a “public utility”, a “public utility company” or similar entity under the laws administered by or the regulations of any state, (ii) regulation as a “public utility” under the FPA, except to the extent that the USG&E Company, as of the date of this Agreement, is a “public utility” under the FPA by reason of any FERC consent or approval that permits the USG&E Company, as applicable, to charge market-based rates for its wholesale sale of energy, capacity or ancillary services, (iii) regulation as a “natural gas company” under the Natural Gas Act, as amended, and the regulations and orders thereunder (all collectively, the “NGA”), (iv) regulation as a “public utility company”, “gas utility company”, an “electric utility company” or a “holding company,” as those terms are defined under the Public Utility Holding Company Act of 2005, and the regulations and orders thereunder (all collectively, “PUHCA”), (v) an actual violation of any rule, regulation, order, tariff, or requirement under any of the FPA, the NGA or the PUHCA, or (vi) regulation under any public utilities code or any other applicable law regarding its authority to incur indebtedness or grant liens on, or otherwise transfer, sell, lease, license or otherwise dispose of, its property.

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(b)               Each USG&E Company set forth in Schedule 5.19(b)(i) (each, a “USG&E ESCO”) is, and is duly authorized to be, an “energy service company” or other retail electric or natural gas supplier (an “ESCO”) under the law of the jurisdiction(s) in which it conducts, or is authorized to conduct, business, and holds all necessary approvals and authorizations to sell electricity and/or natural gas at retail for delivery in such jurisdictions and to be and act as an ESCO consistent with all applicable law. Schedule 5.19(b)(ii) sets forth all retail electric and natural gas supplier licenses and Schedule 5.19(b)(iii) sets forth, if applicable, each FERC market-based tariff for each USG&E ESCO. The USG&E ESCOs are in material compliance with such licenses and tariffs and the Laws related thereto and no USG&E ESCO is subject to any refund liability with respect to such licenses and tariffs, other than any liability that would not reasonably be expect to be material to the USG&E ESCOs, taken as a whole.

(c)                Each USG&E ESCO is in material compliance with the governmental regulations and orders applicable to it as an ESCO in all jurisdictions in which it conducts, or is authorized to conduct, business as an ESCO (all collectively, the “ESCO Requirements”).

(d)               The status and standing of each USG&E ESCO as an ESCO consistent with the ESCO Requirements is not subject to review, challenge, termination, revocation, decertification, discipline, or penalty in any proceeding, whether pending, threatened, or anticipated (and whether or not the USG&E Company, as applicable, has received formal or written or other notice thereof).

(e)                No USG&E Company has been advised or received notice of any kind (whether formal or written or not) of any proceeding, whether pending, threatened, or asserted, in which it is or is expected to be claimed that the authorization held by any USG&E ESCO to be and to act as an ESCO is subject to challenge, non-renewal, termination, or limitation not otherwise generally applicable to an ESCO.

(f)                Each USG&E Company is not, and has not been advised or received notice of any kind (whether formal or written or not) of any proceeding, whether pending, threatened, or asserted, in which it is, or is expected to be claimed that the USG&E Company is, subject to: (i) regulation as a “gas corporation”, an “electric corporation”, an “electric utility”, an “electric utility company”, a “gas utility”, a “gas utility company”, a “public utility”, a “public utility company” or similar entity under the laws administered by or the regulations of any state, (ii) regulation as a “public utility” under the FPA, except to the extent that the USG&E Company, as of the date of this Agreement, is a “public utility” under the FPA by reason of FERC consent or approval that permits the USG&E Company to charge market-based rates for its wholesale sale of energy, capacity or ancillary services, (iii) regulation as a “natural gas company” under the NGA, (iv) regulation as a “public utility company”, “gas utility company”, an “electric utility company” or a “holding company,” as those terms are defined under PUHCA, (v) an actual violation of any rule, regulation, order, tariff, or requirement under any of the FPA, the NGA or the PUHCA, or (vi) regulation under any public utilities code or any other applicable law regarding its authority to incur Indebtedness or grant liens on, or otherwise transfer, sell, lease, license or otherwise dispose of, its property.

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(g)               Since June 30, 2014, the USG&E Companies have maintained commercially reasonable procedures, which procedures have been disclosed to Buyer and acknowledged by Buyer to be adequate, to (i) require their employees not to contact potential customers in violation of listings on the National Do Not Call Registry and similar state registries, (ii) request that their outside telemarketing agents comply with the National Do Not Call Registry and similar state registries, and (iii) review any customers received from outside telemarketing agents so as to avoid accepting customers contacted in violation of listings on the National Do Not Call Registry and similar state registries. While the USG&E Companies have repeatedly admonished their outside telemarketing agents that the USG&E Companies will not accept customers on the National Do Not Call Registry or similar state registries, the USG&E Companies make no representation or warranty as to their outside telemarketing agents’ actual conduct.

Section 5.20         Transactions with Affiliates. Except as set forth in Schedule 5.20, no Seller, officer or director of any Seller or USG&E Company, or any Affiliate of an officer or director of any Seller or USG&E Company (other than a publicly held corporation whose stock is traded on a national securities exchange or quotation market in the over-the-counter market and less than five percent (5%) of the stock of which is beneficially owned by all such Persons in the aggregate) has any interest in: (a) any contract, arrangement or understanding with, or relating to, any USG&E Company or its Assets and Properties; (b) any loan, arrangement, understanding, agreement or contract for or relating to any USG&E Company or its Assets and Properties; or (c) any property (real, personal or mixed), tangible or intangible, used or currently intended to be used by any USG&E Company. Schedule 5.20 sets forth a true, correct and complete list of all contracts between any USG&E Company and another USG&E Company or any other Affiliate.

Section 5.21         Company Transaction Bonuses. Schedule 5.21 contains a detailed listing of all Company Transaction Bonuses, including, with respect to each Company Transaction Bonus, the payee, the amount of such bonus, the payment terms, and the name of the plan under which such Company Transaction Bonus is being granted. Except for the Company Transaction Bonuses set forth on Schedule 5.21, there are no bonuses, severance or other similar compensation (discretionary or otherwise) payable to any employee of any USG&E Company in connection with or arising out of the transactions contemplated hereby.

Section 5.22         No Other Buyer or Merger Sub Representations or Warranties. Except for the representations and warranties set forth in Article 6, the Company hereby acknowledges and agrees that none of Buyer or Merger Sub, their respective Affiliates, equity holders, directors, officers, employees, agents, Representatives or advisors, or any other Person has made or is making, and the Company is not relying upon, any other express or implied representation or warranty with respect to Buyer, Merger Sub or any of their respective Affiliates or their respective business or operations, including any representation or warranty as to the accuracy or completeness of any information regarding Buyer’s business furnished or made available to the Company and its Representatives (including any information, documents or material conveyed to the Company by any Representative of Buyer, delivered to the Company or made available to the Company in the data room for the transactions contemplated hereby or provided in any other form in expectation of the transactions contemplated hereby) or as to the future revenue, profitability or success of Buyer’s business, or any representation or warranty arising from statute or otherwise in Law.

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Section 5.23         Brokers, Finders and Investment Bankers. Except as provided on Schedule 5.23, none of the USG&E Companies have employed any broker, finder or investment banker or incurred any liability for any investment banking fees, financial advisory fees, brokerage fees or finders’ fees in connection with the transactions contemplated by this Agreement.

Section 5.24         Insurance. Each insurance policy covering any of the USG&E Companies or any of the Assets and Properties is set forth on Schedule 5.24 (the “Insurance Policies”) and is in full force and effect. None of the USG&E Companies have received written notice from any insurer or agent of any intent to cancel, cancellation or termination of any such Insurance Policy. Except as set forth on Schedule 5.24, there is no claim by any of the USG&E Companies pending under any Insurance Policy. None of the Insurance Policies or the coverages provided thereunder has been denied or disputed by the underwriters of such policies or in respect of which such underwriters have reserved their rights in writing. The USG&E Companies do not participate in, and have no Liabilities relating to, any self-insurance policies or similar arrangements.

Section 5.25         Information Statement and SEC Filings. None of the information supplied or to be supplied in writing by or on behalf of the Sellers or the USG&E Companies for inclusion or incorporation by reference in any information statement sent by the Company in connection with the transactions contemplated by this Agreement to the Company Holders will, at the date it is first mailed to the Company Holders, at any time it is amended or supplemented, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. None of the information supplied or to be supplied in writing by or on behalf of the Sellers or the USG&E Companies for inclusion in the 14C Information Statement, Registration Statement, the S-3 Registration Statement or other filings to be made by Buyer with the SEC or with any stock exchange or other regulatory authority in connection with the transactions contemplated hereby will, at the time filed with the SEC, any stock exchange or other regulatory authority (as the case may be), at any time such document is amended or supplemented, at the time such document is declared effective by the SEC or at the time first distributed to Company Holders or Buyer Stockholders, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

Section 5.26         Opinion of Financial Advisor. JMP Securities LLC has delivered to the board of directors of the Company its written opinion (or oral opinion to be confirmed in writing), dated as of the Effective Date, to the effect that, as of such date, and based upon, and subject to, the factors, assumptions and limitations set forth therein, the consideration to be received by the Sellers at the Initial Closing and by the Remaining Company Stockholders in connection with the Merger is fair, from a financial point of view, to the Sellers or Remaining Company Stockholders, as applicable.

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Article 6
REPRESENTATIONS AND WARRANTIES OF BUYER AND MERGER SUB

Except as set forth in any Buyer SEC Document filed or furnished on or after January 1, 2014 and publicly available at least two (2) Business Days prior to the Effective Date (but excluding any forward-looking disclosures set forth in any “risk factors” section, any disclosures in any “forward-looking statements” section and any other disclosures included therein to the extent they are predictive or forward-looking in nature, it being understood that any factual information contained within such sections shall not be excluded), Buyer and Merger Sub hereby represent and warrant to the Sellers as follows:

Section 6.01         Organization of Buyer and Merger Sub. Buyer is a Delaware corporation duly organized, validly existing and in good standing under the laws of the jurisdiction set forth in the introductory paragraph of this Agreement and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Merger Sub is a Delaware corporation duly organized, validly existing and in good standing under the laws of the jurisdiction set forth in the introductory paragraph of this Agreement and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Merger Sub is a newly-formed entity, formed solely for the purposes of consummating the transactions contemplated by this Agreement, and it neither has nor has it ever had any other assets (other than cash contributed by Buyer upon incorporation) or activities. Merger Sub is, and immediately prior to the Acquisition Transaction will be, a wholly-owned subsidiary of Buyer.

Section 6.02         Authorization. Each of Buyer and Merger Sub has full corporate power and authority to execute and deliver this Agreement and any Ancillary Documents to which it is a party, to perform its obligations under this Agreement and any Ancillary Documents to which it is a party and to consummate the transactions contemplated by this Agreement and any Ancillary Documents to which it is a party. The execution and delivery by Buyer and Merger Sub of this Agreement and Ancillary Documents, the performance by Buyer and Merger Sub of their obligations under this Agreement and the Ancillary Documents, and the consummation of the transactions provided for in this Agreement and the Ancillary Documents have been duly and validly authorized by all necessary organizational action on the part of Buyer and Merger Sub respectively. This Agreement has been and, as of the Initial Closing Date, the Ancillary Documents to which each of Buyer and Merger Sub are a party will be, duly executed and delivered by Buyer and Merger Sub and do or will, as the case may be, constitute the valid and binding agreements of Buyer and Merger, enforceable against Buyer and Merger Sub in accordance with their respective terms, subject to applicable bankruptcy, insolvency and other similar laws affecting the enforceability of creditors’ rights generally, general equitable principles and the discretion of courts in granting equitable remedies.

Section 6.03         Required Filings and Consents.

(a)                The execution, delivery and performance of this Agreement by Buyer and Merger Sub and the consummation by Buyer and Merger Sub of the transactions contemplated by this Agreement do not and will not require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority or third party, other than the Necessary Buyer Stockholder Approval and any other consent, approval or other authorization of, or filing with or notification to, any Governmental Authority identified in Schedule 6.03.

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The consent of Buyer Stockholders holding a majority of the outstanding shares of Buyer’s Common Stock (the “Necessary Buyer Stockholder Approval”), is the only approval of the holders of any class or series of Buyer’s capital stock necessary to approve the transactions contemplated by this Agreement and adopt this Agreement and to restate the certificate of incorporation and bylaws of Buyer as contemplated by Section 7.20. The Necessary Buyer Stockholder Approval with respect to the adoption of this Agreement, the performance of the transactions contemplated by this Agreement, and the restatement of the certificate of incorporation and bylaws of Buyer as contemplated by Section 7.20 has been obtained, and the holders of a majority of the outstanding shares of Buyer’s Common Stock have each signed and delivered the Written Consent to Buyer, a true, correct and complete copy of which has been delivered to Sellers and the Company. No other affirmative vote of the holders of any class or series of Buyer’s capital stock is required to approve any transaction contemplated hereby. The creation of Buyer’s Series A Preferred Stock pursuant to the Certificate of Designation and the issuance of the shares of Buyer’s Common Stock and Buyer’s Series A Preferred Stock as part of the Initial Stock Consideration and the Merger requires the vote or approval of the Buyer Stockholders under the rules of the NYSE, which consent has been obtained as part of the Written Consent.

(b)               The action by a majority of, or the written consent of all of, the members of the board of directors of Buyer remaining in office after giving effect to the Letters of Resignation is the only approval of the board of directors of Buyer or the holders of any class or series of Buyer’s capital stock necessary to effect the appointments of the individuals set forth in the Designation Notice to Buyer’s board of directors.

Section 6.04         Non-Contravention. The execution, delivery and performance of this Agreement by Buyer and Merger Sub and the consummation by Buyer and Merger Sub of the transactions contemplated by this Agreement do not and will not:

(a)                conflict with, or result in any breach of any provision of the Organizational Documents of Buyer or Merger Sub;

(b)               result in any violation of or the breach of or constitute a default (with notice or lapse of time or both) under (or give rise to any right of termination, cancellation or acceleration or guaranteed payments under or to, a loss of a material benefit or result in the creation or imposition of a lien under) any of the terms, conditions or provisions of any contract to which Buyer or any Buyer Subsidiary, is a party or may be bound except for such violations, breaches, defaults, or rights of termination, cancellation or acceleration, losses or the imposition of Liens as to which requisite waivers or consents have been obtained or will be obtained prior to the Initial Closing or which would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect on Buyer or Merger Sub or would not reasonably be expected to prevent or materially delay the consummation of the transactions contemplated hereby or Buyer’s or Merger Sub’s ability to perform its obligations hereunder; or

(c)                violate the provisions of any Law applicable to either Buyer or Merger Sub, in such a manner as would reasonably be expected to prevent or materially delay the consummation of the transaction contemplated hereby or the ability of Buyer or Merger Sub to perform its obligations hereunder.

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Section 6.05         SEC Filings.

Since January 1, 2015, Buyer has timely filed or otherwise furnished (as applicable) all registration statements, prospectuses, forms, reports, proxy statements, schedules, statements and other documents (including exhibits) required to be filed or furnished (as applicable) by it under the 1933 Act or the 1934 Act, as the case may be, together with all certifications required pursuant to the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) (such documents and any other documents filed by Buyer with the SEC since January 1, 2015, as have been supplemented, modified or amended since the time of filing, collectively, the “Buyer SEC Documents”). None of the Buyer Subsidiaries is currently, or since becoming a Buyer Subsidiary has been, required to file any forms, reports or other documents with the SEC.

(a)                As of their respective effective dates (in the case of the Buyer SEC Documents that are registration statements filed pursuant to the requirements of the 1933 Act) and as of their respective SEC filing dates (in the case of all other Buyer SEC Documents), or in each case, if amended prior to the Effective Date, as of the date of the last such amendment, the Buyer SEC Documents complied in all material respects with the applicable requirements of the 1934 Act, the 1933 Act or the Investment Company Act of 1940, as amended (the “1940 Act”), as the case may be, the Sarbanes-Oxley Act and the applicable rules and regulations of the SEC thereunder. As of their respective effective dates (in the case of the Buyer SEC Documents that are registration statements filed pursuant to the requirements of the 1933 Act) and as of their respective SEC filing dates (in the case of all other Buyer SEC Documents), or in each case, if amended prior to the Effective Date, as of the date of the last such amendment, the Buyer SEC Documents did not, and any Buyer SEC Documents filed with or furnished to the SEC subsequent to the Effective Date will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading.

(b)               None of the Buyer SEC Documents is the subject of ongoing SEC review or outstanding SEC comment. There are no internal investigations, any SEC inquiries or investigations or other governmental inquiries or investigations pending or, to the Knowledge of Buyer, threatened, in each case regarding any accounting practices of Buyer.

(c)                Buyer is eligible to use Form S-3 to register the Buyer’s Common Stock and Buyer’s Series A Preferred Stock to be issued to Sellers pursuant to this Agreement and the MVC Buyer Shares for sale or other disposition as contemplated by Section 7.15(d).

Section 6.06         NYSE Compliance. Buyer is in compliance in all material respects with the applicable listing and corporate governance rules and regulations of the NYSE.

Section 6.07         No Other Seller or USG&E Company Representations or Warranties. Except for the representations and warranties set forth in Article 4 and Article 5, Buyer and Merger Sub hereby acknowledge and agree that none of the Sellers, the USG&E Companies, their respective Affiliates, equity holders, directors, officers, employees, agents, Representatives or advisors, or any other Person has made or is making, and Buyer and Merger Sub are not relying upon, any other express or implied representation or

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warranty with respect to the Seller Shares, Sellers, any USG&E Company or their respective business or operations, including any representation or warranty as to the accuracy or completeness of any information regarding the Business furnished or made available to Buyer and its Representatives (including any information, documents or material conveyed to Buyer by any Representative of the Company, delivered to Buyer or made available to Buyer in the data room for the transactions contemplated hereby or provided in any other form in expectation of the transactions contemplated hereby) or as to the future revenue, profitability or success of the Business, or any representation or warranty arising from statute or otherwise in law.

Section 6.08         Brokers, Finders and Investment Bankers. Other than as set forth on Schedule 6.08, none of Buyer, Merger Sub or any of their respective officers, directors, employees or Affiliates, has employed any broker, finder or investment banker or incurred any liability for any investment banking fees, financial advisory fees, brokerage fees or finders’ fees in connection with the transactions contemplated by this Agreement.

Section 6.09         Equity Interest. Schedule 6.09 sets forth a list of all of the equity interests owned by Buyer.

Section 6.10         Financial Statements. Each of the consolidated financial statements (including in all cases the notes thereto, if any) contained in or incorporated by reference into the Buyer SEC Documents (a) complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto as of their respective dates; (b) was prepared in accordance with GAAP consistently applied throughout the periods covered thereby, except as may be indicated in the notes thereto and subject in the case of the unaudited financial statements to the absence of footnote disclosures and changes resulting from normal year-end adjustments for recurring accruals and (c) fairly presented in all material respects in accordance with GAAP the consolidated financial position and the results of operations, changes in stockholders' equity, and cash flows of Buyer and its consolidated subsidiaries as of the respective dates of and for the periods referred to in such financial statements, subject, in the case of unaudited interim financial statements, to normal and year-end audit adjustments as permitted by GAAP and the applicable rules and regulations of the SEC (but only if the effect of such adjustments would not, individually or in the aggregate, be material). Attached as Schedule 6.10 are the unaudited consolidated balance sheet of Buyer and its consolidated subsidiaries as of December 31, 2016 (the “Latest Buyer Balance Sheet”), and the related statements of income and cash flows (or the equivalent) for the twelve month period then ended.

Section 6.11         Absence of Undisclosed Liabilities. Except as set forth on Schedule 6.11, none of Buyer, Merger Sub, or, to Buyer’s Knowledge, the other Buyer Subsidiaries has or will have any obligation or Liability (whether accrued, absolute, contingent, unliquidated or otherwise, whether due or to become due and regardless of when or by whom asserted) arising out of any transaction entered at or prior to the date hereof, or any action or inaction at or prior to the date hereof, or any state of facts existing at or prior to the date hereof, other than (a) Liabilities reflected on the Latest Buyer Balance Sheet, (b) Liabilities and obligations which have arisen after the date of the Latest Buyer Balance Sheet in the Ordinary Course of Business (none of which is a Liability for breach of contract, breach of warranty, tort, infringement, violation of law, or any Action), (c) under contracts and commitments entered into in the Ordinary Course of Business (but not Liabilities for any breach of any such contract or commitment occurring on or prior to the Initial Closing Date), and (d) other Liabilities and obligations expressly disclosed in the other Schedules referred to in this Article 6.

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Section 6.12         Material Adverse Effect. There has occurred no fact, event or circumstance which has had or would reasonably be expected to have a Material Adverse Effect on Buyer. Since December 31, 2016, Buyer has conducted its business in the Ordinary Course of Business (other than conduct taken in furtherance of the transactions contemplated hereby).

Section 6.13         Litigation. Except as set forth on Schedule 6.13, there are no (and, during the three (3) years preceding the date hereof, there have not been any) Actions commenced, pending or, to Buyer’s Knowledge, threatened in writing against, relating to or involving Buyer its Assets and Properties or, to Buyer’s Knowledge, the Buyer Subsidiaries. Except as set forth on Schedule 6.13, neither Buyer nor any of the Buyer Subsidiaries is subject to any material judgment, order, decree, injunction, award, determination or ruling of any Governmental Authority, arbitrator or arbitration panel. Neither Buyer nor any of the Buyer Subsidiaries is a debtor in a bankruptcy proceeding. There is no involuntary bankruptcy petition pending against Buyer, Merger Sub, or to Buyer’s Knowledge, any of the other Buyer Subsidiaries.

Section 6.14         Compliance with Laws. Except as set forth on Schedule 6.14:

(a)                Buyer and, to the Buyer’s Knowledge, each of the Buyer Subsidiaries has during the past three years complied with, and is in compliance with, all applicable Laws relating to the ownership or operation of their businesses and Assets and Properties except as would not have a Material Adverse Effect on Buyer and the Buyer Subsidiaries taken as a whole or the ability of Buyer to fulfill and comply with the terms and conditions of this Agreement and the Ancillary Documents to which it is a party. Buyer has not received a written notice during the past three (3) years alleging a material violation of any Laws by Buyer or any of the Buyer Subsidiaries.

(b)               Buyer and, to the Buyer’s Knowledge, each of the Buyer Subsidiaries holds and is in compliance with all Permits required for the conduct of their businesses and the ownership or operation of their Assets and Properties except as would not have a Material Adverse Effect on Buyer and the Buyer Subsidiaries taken as a whole or the ability of Buyer to fulfill and comply with the terms and conditions of this Agreement and the Ancillary Documents to which it is a party. No written notices have been received by Buyer during the past three (3) years alleging the failure to hold any of the foregoing. Subject to required filings with Governmental Authorities disclosed on Schedule 6.03, all of such Permits will be available for use by Buyer and, to the Buyer’s Knowledge, the Buyer Subsidiaries immediately after the Initial Closing.

Section 6.15         Tax Matters.

(a)                Each of Merger Sub and Buyer are treated as “C” corporations for applicable United States federal income Tax purposes; no election has been made to treat either of such entities as a partnership or disregarded entity for such purposes.

(b)               Merger Sub is not an “investment company” as such term is defined in Sections 368(a)(2)(F)(iii) and (iv) of the Code.

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(c)                Buyer and its Affiliates have no plan or intention to liquidate the Surviving Corporation (including any transaction that would be treated as a liquidation for U.S. federal income Tax purposes) or merge the Surviving Corporation with or into any other corporation or entity, or to sell or otherwise dispose of the stock of the Surviving Corporation which Buyer will acquire in the Acquisition Transaction, or to cause the Surviving Corporation to sell or otherwise dispose of any of its assets, all except in the ordinary course of business consistent with past practice or if such liquidation, merger, or disposition is described in Section 368(a)(2)(C) of the Code or Treasury Regulation Section 1.368-1(d)(4) or Section 1.368-2(k).

(d)               Prior to the Initial Closing, the Buyer has not acquired any shares of the Company (and no related person to the Buyer within the meaning of Treasury Regulation 1.368-1(e)(3) has acquired any stock of the Company) either directly or through any transaction, agreement, or arrangement with another person.

(e)                Buyer has no plan or intention to (i) reacquire any Buyer stock that is issued in connection with the Initial Closing or the Merger, or (ii) make any distributions after and in connection with the Acquisition Transaction to holders of the stock of Buyer, other than dividends, if any, that may be paid in the ordinary course of business consistent with past practice.

(f)                Buyer and Merger Sub are not under the jurisdiction of a court in a case under Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(g)               Following the Initial Closing and the completion of the Acquisition Transaction, Buyer intends to cause the Surviving Corporation to continue the Company’s historic business or to use a significant portion of the Company’s historic business assets in a business as required by Section 368 of the Code and the Treasury Regulations promulgated thereunder.

(h)               Neither the Buyer nor any Buyer Subsidiary or, to the Knowledge of Buyer, any of Buyer’s Affiliates, (i) has taken or agreed to take any action, or (ii) is aware of any fact or circumstances, in each case, (A) that would prevent the consummation of the Acquisition Transaction from qualifying as a “reorganization” within the meaning of Sections 368(a)(1)(A) by reason of Section 368(a)(2)(E) of the Code (to the extent applicable) and 368(a)(1)(B) of the Code, and (B) as to which Buyer or such Subsidiary or Affiliate has Knowledge as of the Initial Closing Date that such action or such facts or circumstances would prevent the consummation of the Acquisition Transaction from qualifying as a “reorganization” within the meaning of Sections 368(a)(1)(A) by reason of Section 368(a)(2)(E) of the Code (to the extent applicable) and 368(a)(1)(B) of the Code.

Section 6.16         Investment Company Matters. As of the Initial Closing Date (a) Buyer is not an investment company as defined by the 1940 Act and Buyer has ceased to be a Business Development Company under the 1940 Act and (b) Buyer will operate its business in a manner so as not to fall within the definition of investment company under the 1940 Act.

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Section 6.17         Information Statement and SEC Filing. None of the information supplied or to be supplied by or on behalf of Buyer or Merger Sub in writing for inclusion or incorporation by reference in any information statement sent by the Company in connection with the transactions contemplated by this Agreement to the Company Holders will, at the date it is first mailed to the Company Holders or at any time it is amended or supplemented, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. None of the information supplied or to be supplied by or on behalf of Buyer or Merger Sub for inclusion or incorporation by reference in the 14C Information Statement, Registration Statement, the S-3 Registration Statement or other filings to be made by Buyer with the SEC or with any stock exchange or other regulatory authority in connection with the transactions contemplated hereby will, at the time filed with the SEC, any stock exchange or other regulatory authority (as the case may be), at any time such document is amended or supplemented, at the time such document is declared effective by the SEC or at the time first distributed to Company Holders or Buyer Stockholders, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. When distributed, the 14C Information Statement shall comply in all material respects with the notification requirements set forth in DGCL Section 228(e) and shall comply as to form in all material respects with respect to the 1934 Act.

Section 6.18         Private Placement. Assuming the accuracy of the representations and warranties of Sellers in Section 4.06, the offer and sale by Buyer of the Initial Stock Consideration to Sellers as contemplated hereby is exempt from the registration requirements of the 1933 Act.

Section 6.19         Valid Issuance. The shares of Buyer’s Common Stock and Buyer’s Series A Preferred Stock issuable as part of the Initial Stock Consideration and the Merger will have been duly authorized and, when issued and delivered at the Initial Closing and Merger Closing in accordance with the terms of this Agreement, as applicable, will be validly issued, fully paid and non-assessable free and clear of all Liens and other contractual or other restrictions of transferability or voting (other than restrictions on transfer arising under securities Laws) and will not have been issued in violation of, or subject to, any pre-emptive rights or other contractual rights to purchase securities. Upon the due conversion of any shares of Buyer’s Series A Preferred Stock, the shares of Buyer’s Common Stock issuable upon such conversion will be duly authorized and validly issued, fully paid and non-assessable free and clear of all Liens and other contractual or other restrictions of transferability or voting (other than restrictions on transfer arising under securities Laws) and will not have been issued in violation of, or subject to, any pre-emptive rights or other contractual rights to purchase securities. Buyer has reserved a sufficient number of shares of Buyer’s Common Stock for issuance upon the conversion of Buyer’s Series A Preferred Stock.

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Section 6.20         Capitalization; Subsidiaries.

(a)                The authorized capital stock of Buyer as of the Effective Date consists of 50,000,000 shares of Buyer’s Common Stock, of which 13,518,146 are issued and outstanding, and none of which are held in treasury. All of the issued and outstanding shares of Buyer’s capital stock have been duly authorized, validly issued and are fully paid and non-assessable and were not issued in violation of the preemptive, subscription or similar rights of any Person. No shares of capital stock or other equity interest in Buyer or a Buyer Subsidiary were issued in violation of any Law.

(b)               The authorized equity capital of each Buyer Subsidiary as of the Effective Date is set forth on Schedule 6.20(b), which accurately reflects the percentage ownership interest of Buyer or another Buyer Subsidiary in each Buyer Subsidiary. The outstanding equity interests of each Buyer Subsidiary are duly authorized and validly issued, fully paid and non-assessable, and are held of record and beneficially in the amounts by Buyer or another Buyer Subsidiary as set forth on Schedule 6.20(b). All equity interests in each Buyer Subsidiary are owned free and clear of any and all Liens by Buyer or another Buyer Subsidiary (other than restrictions on transfer arising under securities Laws). Except as set forth on Schedule 6.20(b), neither Buyer nor any Buyer Subsidiary owns any stock or other equity interest (or any rights exercisable for or convertible into any of the foregoing) of any other Person.

(c)                Except as set forth in Section 6.20(a) above, Schedule 6.20(b) or Schedule 6.20(c), there are no (i) outstanding shares of capital stock of or other equity interests in Buyer or a Buyer Subsidiary; (ii) outstanding options, warrants, rights, calls, commitments, conversion rights, rights of exchange, rights of first refusal, rights of first offer, preemptive rights, subscriptions, claims of any character, agreements, obligations, convertible or exchangeable securities or other plans or commitments, contingent or otherwise, relating to the capital stock of or other equity interests in Buyer or any Buyer Subsidiary; (iii) outstanding Contractual Obligations or other agreements of Buyer or any Buyer Subsidiary to grant, issue, purchase, sell, redeem or otherwise acquire any outstanding shares of the capital stock of or other equity interests in Buyer or any Buyer Subsidiary, or securities or obligations of any kind convertible into any shares of the capital stock of equity interests in Buyer or any Buyer Subsidiary; (iv) dividends that have accrued or been declared but are unpaid on the capital stock of or other equity interests in Buyer or any Buyer Subsidiary; (v) voting trusts, proxies, equity holder agreements or other agreements or understandings with respect to the voting of any shares of capital stock of or other equity interests in Buyer or a Buyer Subsidiary or to which Buyer or any Buyer Subsidiary is a party or by which Buyer or any Buyer Subsidiary is bound with respect to the voting of any shares of capital stock of or other equity interests in Buyer or any Buyer Subsidiary or any such agreements or understandings to which Buyer or any Buyer Subsidiary is a party which restrict the ownership, transfer or voting of any such shares or interests or otherwise affecting the rights of any holder of the capital stock or equity interests in Buyer or any Buyer Subsidiary; (vi) existing rights with respect to registration under the 1933 Act of any capital stock of or other equity interests in Buyer or a Buyer Subsidiary; and (vii) outstanding or authorized stock appreciation, phantom stock, stock plans or similar rights with respect to Buyer or any Buyer Subsidiary, including restricted shares, restricted share

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units, stock appreciation rights, performance shares, contingent value rights or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock of, or other equity interests in, Buyer or a Buyer Subsidiary.

(d)               Schedule 6.20(d) sets forth the pro forma capitalization of Buyer as of immediately following the consummation of the Initial Closing and as of immediately following the consummation of the Merger Closing. Immediately following the Initial Closing, the shares of Buyer’s Common Stock issued at the Initial Closing shall represent at least 68.7% of the outstanding shares of Buyer’s Common Stock on a fully diluted basis and immediately following the Merger Closing, the shares of Buyer’s Common Stock issued at the Initial Closing and in connection with the Merger Closing shall represent, in the aggregate, at least 70.7% of the outstanding shares of Buyer’s Common Stock on a fully diluted basis.

Section 6.21         Compensation Arrangements. Except as set forth on Schedule 6.21, neither Buyer nor any of its Affiliates is a party to or bound by any Contractual Obligations relating to or arising out of (a) the employment or engagement of any director or officer of Buyer on a full time, part time, consulting or other basis, (b) any loans to any director or officer of Buyer, and (c) any arrangement with any director or officer of Buyer providing for deferred or other compensation (including any bonuses or other remuneration and whether in cash or otherwise).

Section 6.22         Opinion of Financial Advisor. Jefferies LLC has delivered to the board of directors of Buyer its written opinion to the effect that, as of the date of such opinion and based upon, and subject to, the factors, assumptions and limitations set forth in such written opinion, the aggregate consideration (consisting of, collectively, the Common Stock Consideration and the Preferred Stock Consideration) to be paid by Buyer pursuant to this Agreement is fair, from a financial point of view, to Buyer.

Article 7
CERTAIN COVENANTS AND AGREEMENTS

Section 7.01         Conduct of Business Pending the Initial Closing.

(a)                For the period commencing on the Effective Date and ending on the earlier of the Initial Closing Date or the Termination Date, Sellers and the Company shall, and the Company and Sellers will cause each USG&E Company, except as expressly required by the terms of this Agreement, pursuant to any agreement or other binding obligation of any USG&E Company existing as of the Effective Date or as otherwise consented to in advance in writing by Buyer, such consent not to be unreasonably withheld, delayed or conditioned, to: (i) conduct the Business in the Ordinary Course of Business and in compliance in all material respects with all applicable Laws; (ii) use commercially reasonable efforts to maintain the value of the Business as a going concern; (iii) use commercially reasonable efforts to preserve the goodwill and business relationships with customers, suppliers, distributors, licensors, licensees, lessors, joint venture partners and others having business relationships with any USG&E Company; and (iv) make no capital expenditure equal to or greater than One Million Dollars ($1,000,000). For the period commencing on the Effective Date and ending on the earlier of the Initial Closing Date or the Termination Date, Buyer and Merger Sub shall, except as expressly required by the terms of this Agreement, pursuant to any agreement or other binding obligation of Buyer or

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Merger Sub existing as of the Effective Date or as otherwise consented to in advance in writing by Sellers’ Representative, such consent not to be unreasonably withheld, delayed or conditioned, to: (i) conduct the Buyer’s business in the Ordinary Course of Business and in compliance in all material respects with all applicable Laws; and (ii) make no capital expenditure or investment equal to or greater than One Million Dollars ($1,000,000).

(b)               Without limiting the generality or effect of Section 7.01(a), from the Effective Date until the Initial Closing, or the earlier termination of this Agreement in accordance with Article 10, without the prior written consent of Buyer, which consent shall not be unreasonably withheld, delayed or conditioned, and except to the extent described on Schedule 7.01(b), the Company shall not, and the Sellers and the Company shall not cause or permit any of the USG&E Companies to, take any of the following actions:

(i)                 amend its Organizational Documents, effect any split, combination, reclassification or similar action with respect to its capital stock or other equity interests or adopt or carry out any plan of complete or partial liquidation or dissolution;

(ii)               issue, sell, grant or otherwise dispose of any of its capital stock or other securities (including options and warrants), or amend any term of any of its outstanding capital stock or other securities (including options and warrants), other than the conversion, redemption or cancellation of securities as contemplated by this Agreement;

(iii)             (A) make any declaration or payment of, or set aside funds for, any dividend or other distribution with respect to any of its capital stock (other than cash dividends and cash distributions by a Subsidiary of the Company to the Company or a wholly-owned Subsidiary of the Company); or (B) repurchase, redeem, or otherwise acquire or cancel any of its capital stock, except as contemplated by this Agreement or pursuant to employment agreements;

(iv)             (A) incur, assume or otherwise become liable for any Indebtedness, contingent or otherwise, other than in the Ordinary Course of Business, pursuant to the Macquarie Financing Documents, or equal to or in excess of One Million Dollars ($1,000,000), (B) issue any debt securities, (C) become liable in respect of any Guarantee (other than a Guarantee by a USG&E Company of a Liability of the Company or a wholly-owned Subsidiary of the Company that is made in the Ordinary Course of Business), or (D) agree to any amendment, restatement, supplement or modification of or to the Macquarie Financing Documents in any material respect;

(v)               (A) merge or consolidate with any Person, (B) acquire (by merger, consolidation, acquisition of shares, assets or otherwise), directly or indirectly, any material amount of assets, securities, properties, interests or businesses, other than acquisitions of supplies and inventories in the Ordinary Course of Business; or (C) make any loan, advance or capital contribution to, or otherwise make any investment in, any Person (other than loans or

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advances to, or investments in, wholly-owned Subsidiaries of the Company existing on the date of this Agreement that are made in the Ordinary Course of Business);

(vi)             enter into any trades, other than hedging or otherwise in the Ordinary Course of Business;

(vii)           settle or compromise any pending or threatened claim (including, without limitation, making payments required by the terms of such settlement or compromise) in an amount in excess of One Hundred Thousand Dollars ($100,000);

(viii)         permit any of its Assets and Properties to become subject to a Lien (other than a Permitted Lien and blanket Liens in existence on the date of this Agreement or Liens arising in the Ordinary Course of Business) or sell, lease, license or otherwise dispose of any of its Assets and Properties other than sales of Assets and Properties in the Ordinary Course of Business;

(ix)             except as may be required by Law or pursuant to the terms of an Employee Plan or Benefit Arrangement disclosed on Schedule 5.15, (A) grant any profit sharing, severance, termination, option, appreciation right, performance unit, equity equivalent or deferred compensation to any manager, officer, director, independent contractor or employee of the USG&E Companies, (B) materially increase the compensation or fringe benefits of any manager, officer, director, independent contractor or employee of the USG&E Companies or pay any benefit not required by an Employee Plan or Benefit Arrangement as in effect as of the date hereof, other than regular compensation increases in the Ordinary Course of Business, (C) grant any material increase in severance or termination pay to any manager, officer, director, independent contractor or employee of the USG&E Companies, (D) enter into, adopt, amend or terminate any Employee Plan or Benefit Arrangement (or any arrangement that would be an Employee Plan or Benefit Arrangement if in existence as of the date of this Agreement), other than the replacement of any Employee Plan or Benefit Arrangement with a similar Employee Plan or Benefit Arrangement with materially the same benefits, (E) negotiate, enter into, amend or extend any collective bargaining or other agreement with a labor union or other labor organization, or (F) take any action to accelerate any payment or benefit, or the funding of any payment or benefit, payable or to become payable to any managers, officers, directors, independent contractors or employees of the USG&E Companies;

(x)               hire or engage any employee or independent contractor who will earn annual base compensation that exceeds $150,000 or terminate the employment or engagement of any employee or independent contractor who earns annual base compensation that exceeds $150,000, except to the extent the termination is for cause or for performance based reasons;

(xi)             (A) make any material change in its methods of accounting or accounting practices (including with respect to reserves) or its pricing policies or payment or credit practices or (B) grant any extensions of credit other than extensions of credit in the Ordinary Course of Business;

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(xii)           make, change or revoke any material written Tax election; elect or change any material method of accounting for Tax purposes; settle any Action in respect of material Taxes; or enter into any material Contractual Obligation in respect of Taxes with any Governmental Authority, except, in each case, as set forth on Schedule 7.01(b);

(xiii)         materially change the billing, collection or credit policies and procedures applicable to customers;

(xiv)         write up or write down in any material respect any of its Assets and Properties or revalue its inventory, in each case, except in the Ordinary Course of Business;

(xv)           cancel, terminate or otherwise modify any of the Insurance Policies listed on Schedule 5.24; other than a regular renewal in the Ordinary Course of Business;

(xvi)         license or otherwise dispose of the rights to use any material patent, trademark or other Intellectual Property rights or disclose material trade secrets to a third party;

(xvii)       form or commence the operation of any business or any partnership, joint venture or other similar business organization or enter into a new line of business that is material to the USG&E Companies, taken as a whole;

(xviii)     take any action or omit to take any action the primary purpose of which is to prevent, materially delay or impede consummation of the Initial Closing or the Merger Closing; or

(xix)         enter into any Contractual Obligation or otherwise commit to do any of the things referred to elsewhere in this Section 7.01(b).

(c)                Without limiting the generality or effect of Section 7.01(a), from the Effective Date until the Initial Closing, or the earlier termination of this Agreement in accordance with Article 10, without the prior written consent of Sellers’ Representative, which consent shall not be unreasonably withheld, delayed or conditioned, and except to the extent described on Schedule 7.01(c), Buyer shall not, and shall not cause or permit any Buyer Subsidiary to, take any of the following actions:

(i)                 amend its Organizational Documents, effect any split, combination, reclassification or similar action with respect to its capital stock or other equity interests or adopt or carry out any plan of complete or partial liquidation or dissolution;

(ii)               issue, sell, grant or otherwise dispose of any of its capital stock or other securities (including options and warrants) except for the granting of capital stock upon the exercise or conversion of securities pursuant to their terms, or amend any term of any of its outstanding capital stock or other securities (including options and warrants), other than the conversion, redemption or cancellation of securities as contemplated by this Agreement;

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(iii)             (A) make any declaration or payment of, or set aside funds for, any dividend or other distribution with respect to any of its capital stock; or (B) repurchase, redeem, or otherwise acquire or cancel any of its capital stock, except as contemplated by this Agreement or pursuant to employment agreements;

(iv)             (A) incur, assume or otherwise become liable for any Indebtedness, contingent or otherwise, other than in the Ordinary Course of Business or equal to or in excess of One Million Dollars ($1,000,000), (B) issue any debt securities, or (C) become liable in respect of any Guarantee;

(v)               (A) merge or consolidate with any Person, (B) acquire (by merger, consolidation, acquisition of shares, assets or otherwise), directly or indirectly, any material amount of assets, securities, properties, interests or businesses, other than acquisitions of supplies and inventories in the Ordinary Course of Business; or (C) make any loan, advance or capital contribution to, or otherwise make any investment in, any Person (other than loans or advances to, or investments in, wholly-owned Subsidiaries of Buyer existing on the date of this Agreement that are made in the Ordinary Course of Business);

(vi)             except (A) as may be required by Law, (B) for the granting of capital stock upon the exercise or conversion of securities pursuant to their terms, or (C) as previously agreed by contract and disclosed to the Company and Sellers’ Representative, (1) grant any profit sharing, severance, termination, option, appreciation right, performance unit, equity equivalent or deferred compensation to any manager, officer, director, independent contractor or employee of Buyer or a Buyer Subsidiary, (2) negotiate, enter into, amend or extend any collective bargaining or other agreement with a labor union or other labor organization, or (3) take any action to accelerate any payment or benefit, or the funding of any payment or benefit, payable or to become payable to any managers, officers, directors, independent contractors or employees of Buyer or a Buyer Subsidiary; or

(vii)           enter into any Contractual Obligation or otherwise commit to do any of the things referred to elsewhere in this Section 7.01(c).

Section 7.02         Additional Covenants. Except as otherwise expressly provided in this Agreement, and except as prohibited by Law, during the period commencing on the Effective Date and ending on earlier of the Initial Closing Date and the Termination Date, Sellers and the Company will, and will cause each USG&E Company to, (a) promptly notify Buyer of any material incident in which personally identifiable information or other similarly protected information of any of the USG&E Companies’ customers has been stolen or improperly accessed, and (b) promptly provide Buyer with any material notices received by any of the USG&E Companies from Macquarie of any default or notice (whether written or oral) alleging an event of default under the Macquarie Financing Documents.

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Section 7.03         Inspection and Access to Information.

(a)                During the period commencing on the Effective Date and ending on earlier of the Initial Closing Date and the Termination Date, Sellers and the Company will, and will cause each of the USG&E Companies to, afford Buyer and those of its Representatives who need such access in order to allow Buyer to pursue the transactions contemplated hereunder reasonable access during normal business hours and upon reasonable advance notice (but no less than one Business Day’s advance notice) to the USG&E Companies’ personnel, properties, contracts, books and records, Tax Returns and other financial, operating and other data and information as Buyer may reasonably request; provided, that the Representative shall treat such nonpublic information as confidential. The foregoing covenant will not require any of the USG&E Companies to provide Buyer with access to any personnel, properties, contracts, books and records or other financial, operating or other data and information (i) that may be covered by any attorney-client, work product or similar legal privilege, provided that the Company shall use commercially reasonable efforts to provide such information and communications to Buyer in a manner that would not waive any such applicable privileges and protections; or (ii) that permit Buyer to conduct any Phase II or other invasive environmental testing procedures, including conducting soil, ground water, air emissions or other testing relating to any real property owned or leased by any of the USG&E Companies.

(b)               Buyer agrees that, without the prior consent of Sellers’ Representative (which may not be unreasonably withheld, conditioned or delayed), neither Buyer nor any of Buyer’s Representatives will have any discussion, correspondence or other contact or communication, or otherwise cause any of the foregoing to be initiated with any employee (other than senior management) of any USG&E Company or any customer, supplier or equity holder (other than MVC) of any USG&E Company concerning the Business or the transactions contemplated hereunder other than with or in the presence of Sellers’ Representative, the senior management of the Company or its designated Representatives.

(c)                The Company shall prepare and furnish to Buyer, promptly after becoming available and in any event within forty-five (45) days of the end of each calendar month, the unaudited consolidated and consolidating balance sheet of the USG&E Companies, and the related unaudited consolidated and consolidating statements of income, cash flow and changes in stockholders’ equity of the USG&E Companies for each month following the date of the Latest Balance Sheet through the Initial Closing Date.

(d)               During the period commencing on the Effective Date and ending on earlier of the Initial Closing Date and the Termination Date, Buyer and Merger Sub will afford the Company, Sellers’ Representative and those of their respective Representatives who need such access in order to allow the Company and the Sellers to pursue the transactions contemplated hereunder reasonable access during normal business hours and upon reasonable advance notice (but no less than one Business Day’s advance notice) to Buyer’s and Merger Sub’s executive management, properties, contracts, books and records, Tax Returns and other financial, operating and other data and information as the Company or Sellers’ Representative may reasonably request; provided, that the Representative shall treat such nonpublic information as confidential. The foregoing covenant will not require Buyer or Merger Sub to

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provide the Company, Sellers’ Representative or their Representatives with access to any personnel, properties, contracts, books and records or other financial, operating or other data and information (i) that may be covered by any attorney-client, work product or similar legal privilege, provided that Buyer shall use commercially reasonable efforts to provide such information and communications to the Company, Sellers’ Representatives and their Representatives in a manner that would not waive any such applicable privileges and protections or (ii) that permit the Company, any Seller or the Sellers’ Representative to conduct any Phase II or other invasive environmental testing procedures, including conducting soil, ground water, air emissions or other testing relating to any real property owned or leased by Buyer or any Buyer Subsidiary.

Section 7.04         Restricted Use of Confidential Information. Each of the Company and Buyer acknowledges and agrees that the confidentiality agreement contained Section 11 of the Letter of Intent, dated as of March 8, 2016, between Buyer and the Company (the “Confidentiality Agreement”) remains in full force and effect and, in addition, covenants and agrees to keep confidential, in accordance with the provisions of the Confidentiality Agreement, all information provided in any form to Buyer, the Company, Sellers’ Representative, Sellers or any of their respective Representatives pursuant to this Agreement. If this Agreement is, for any reason, terminated prior to the Initial Closing, the Confidentiality Agreement and the provisions of this Section 7.04 shall nonetheless continue in full force and effect in accordance with their terms.

Section 7.05         Notices of Certain Events. Each Party shall promptly notify the other Parties in writing upon becoming aware (a) that any representation or warranty made by such Party in this Agreement was when made, or has subsequently become, untrue or inaccurate in any material respect, (b) of the occurrence or non-occurrence of any event the occurrence or non-occurrence of which has caused or may reasonably be expected to cause any condition to the obligations of any Party hereto to effect the transactions contemplated hereby not to be satisfied, (c) of the failure of such Party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by such Party pursuant to this Agreement or any Ancillary Document, (d) of any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated hereby, (e) any notice or other communication from any Governmental Authority in connection with the transactions contemplated hereby; (f) of the commencement or initiation or written threat of commencement or initiation of any Action regarding the transactions contemplated hereby, any Ancillary Document or otherwise involving any USG&E Company or the Business or Buyer or a Buyer Subsidiary or (g) of any material development in any pending Action regarding the transactions contemplated hereby, any Ancillary Document or otherwise involving any USG&E Company or the Business or Buyer or a Buyer Subsidiary. The delivery of any notice pursuant to this Section 7.05 shall not cure any breach of any representation or warranty requiring disclosure of such matter or any breach of any covenant, condition or agreement contained in this Agreement or any Ancillary Document or otherwise limit or affect the rights of, or the remedies available to the Parties, including the rights and remedies specified in Article 8 or Article 9 of this Agreement. For the avoidance of doubt, the closing conditions set forth in Section 8.01, Section 8.02 and Section 8.03 shall be read without giving effect to any written notices delivered pursuant to this Section 7.05.

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Section 7.06         Solicitation of Transactions.

(a)                No Solicitation or Negotiation. Buyer, on the one hand, and Sellers and the Company, on the other hand, shall, and shall cause their respective Affiliates and their and their Affiliates’ directors, officers, employees and Representatives to:

(i)                 immediately cease and cause to be terminated any discussions or negotiations with any Person conducted prior to the Effective Date with respect to an Acquisition Proposal; and

(ii)               not, directly or indirectly (A) solicit, initiate, cause, induce, knowingly facilitate or knowingly encourage (including by way of furnishing information) any inquiries that constitute, or may reasonably be expected to lead to, any Acquisition Proposal, (B) participate in any discussions or negotiations with any Person regarding any Acquisition Proposal, (C) disclose any information relating to, or afford access to, their respective Assets and Properties or businesses, or knowingly assist, participate in, facilitate or encourage any effort by, any Person that is seeking to make, or has made, any Acquisition Proposal or any inquiry with respect thereto, (D) approve, endorse or recommend, or propose to approve, endorse or recommend, any Acquisition Proposal or (E) enter into any merger or other agreement, agreement in principle, letter of intent, term sheet, joint venture agreement, partnership agreement, Contractual Obligation or other similar instrument with respect to or contemplating an Acquisition Proposal.

(b)               Conduct Following the Date Hereof. Notwithstanding anything in this Agreement to the contrary, at any time following the Effective Date, if either Buyer, on the one hand, or the Company or MVC, on the other hand, receives an unsolicited, bona fide written Acquisition Proposal with respect to Buyer, on the one hand, or the Company and its Subsidiaries, on the other hand, from any Person or group of Persons, (i) the Party in receipt of the offer (the “Receiving Party”) and its Representatives may contact such Person or group of Persons to clarify the terms and conditions thereof, (ii) the Receiving Party and its Representatives may provide non-public information and data concerning Buyer or the Company and their respective Affiliates, as applicable (for the avoidance of doubt, with respect to MVC, including the USG&E Companies), to such Person or group of Persons and their Representatives, their Affiliates and their prospective equity and debt financing sources if the Receiving Party receives from such Person an Acceptable Confidentiality Agreement; provided, that the Receiving Party shall promptly make available to Buyer (in respect of an Acquisition Proposal received by the Company or MVC) or Sellers’ Representative (in respect of an Acquisition Proposal received by Buyer), as applicable, any information concerning Buyer or the Company and their respective Affiliates, as applicable, that the Receiving Party made available to any such Person or group of Persons and their Representatives, their Affiliates and their prospective equity and debt financing sources if such information was not previously made available to the other Parties hereto, and (iii) the Receiving Party and its Representatives may engage or participate in any discussions or negotiations with such Person or group of Persons if and only to the extent that, in each such case referred to in clause (ii) or (iii) above, the board of directors of the Receiving Party has determined in good faith that such Acquisition Proposal constitutes or could reasonably be expected to lead to a Superior Proposal.

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(c)                Definitions. For purposes of this Agreement:

(i)                 “Acceptable Confidentiality Agreement” means any confidentiality agreement that contains provisions that are not in the aggregate materially less favorable to the Receiving Party than those contained in the Confidentiality Agreement; provided, that such confidentiality agreement need not contain standstill provisions or prohibit the making or amendment of an Acquisition Proposal and further, provided, that such confidentiality agreement does not (A) provide the counterparty an exclusive right to negotiate with the Receiving Party or (B) prohibit disclosure to the other Parties of the identity of such counterparty or any terms of such counterparty’s Acquisition Proposal pursuant to Section 7.06(b) and Section 7.06(c).

(ii)               “Superior Proposal” means an unsolicited bona fide written Acquisition Proposal with respect to Buyer or the Company and its Subsidiaries, as applicable (provided, that for purpose of this definition, the percentages in the definition of Acquisition Proposal shall be fifty percent (50%) rather than five percent (5%)) made by a third party for a transaction that is on terms that the board of directors of the Receiving Party determines, in good faith, (A) is reasonably likely to be consummated in accordance with its terms, taking into account all the terms and conditions of such proposal and the Person making such proposal that are deemed relevant by the board of directors of the Receiving Party, and (B) to be more favorable to the Receiving Party, its business and strategy, and its stockholders, taken as a whole, than the transactions contemplated hereby, taking into account all of the legal, financial, regulatory and other terms and conditions of such Acquisition Proposal and this Agreement (including any offer by the other Parties hereto to amend the terms of this Agreement) that are deemed relevant by the board of directors of the Receiving Party.

(d)               No Termination Election.

(i)                 Except as set forth in this Section 7.06(d), the board of directors of the Receiving Party shall not:

(A)             approve and direct its officers to effect, the termination of this Agreement and the transactions contemplated hereby pursuant to Section 10.01(c)(iii) or Section 10.01(d)(i) (a “Termination Election”); or

(B)              authorize, adopt, approve, recommend or otherwise declare advisable or cause or permit the Receiving Party or any of its Affiliates to enter into any letter of intent, definitive transaction documentation or other similar Contractual Obligation (other than an Acceptable Confidentiality Agreement) relating to any Acquisition Proposal.

(ii)               Notwithstanding anything to the contrary set forth in this Agreement, at any time after the Effective Date, but not after the Initial Closing, if the board of directors of the Receiving Party has received an Acquisition Proposal that the board of directors of the Receiving Party determines in good faith constitutes a Superior Proposal, the board of directors of the Receiving Party may make a Termination Election and terminate this Agreement pursuant

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to Section 10.01(c)(iii) or Section 10.01(d)(i), as applicable (a “Superior Proposal Termination”); provided, however, that the Receiving Party shall not make a Termination Election in connection with a Superior Proposal or effect a Superior Proposal Termination pursuant to Section 10.01(c)(iii) or Section 10.01(d)(i), as applicable, with respect to a Superior Proposal unless: (A) the Receiving Party notifies the Buyer or Sellers’ Representative, as applicable, in writing, at least three (3) Business Days in advance, that it intends to make a Termination Election in connection with a Superior Proposal or effect a Superior Proposal Termination pursuant to Section 10.01(c)(iii) or Section 10.01(d)(i), as applicable, with respect to a Superior Proposal, which notice shall specify the identity of the Person who made such Superior Proposal and attach the most current version of such Superior Proposal; (B) after providing such notice and prior to making a Termination Election in connection with a Superior Proposal or effecting a Superior Proposal Termination pursuant to Section 10.01(c)(iii) or Section 10.01(d)(i), as applicable, with respect to a Superior Proposal, if requested by Buyer, MVC or the Sellers’ Representative on behalf of the Company, as applicable, the Receiving Party shall negotiate in good faith with Buyer, MVC or the Sellers’ Representative, as applicable, during such three (3) Business Day period to make such revisions to the terms of this Agreement so that the terms of this Agreement are superior to the Superior Proposal (consistent with the standards for determining a Superior Proposal contained in the definition thereof); and (C) the board of directors of the Receiving Party shall have considered in good faith any changes to this Agreement in a manner that would form a binding contract if accepted by the other Parties hereto and shall have determined in good faith that the Superior Proposal would continue to constitute a Superior Proposal if such changes offered in writing by Buyer, MVC or the Sellers’ Representative, as applicable, were to be given effect. Any material amendment to the terms of such Superior Proposal shall require a new notice from the Receiving Party pursuant to clause (A) above, and the Receiving Party shall again be required to comply with the requirement of this Section 7.06(d)(ii); provided that the time periods contemplated by clauses (A) and (B) above shall be reduced to two (2) Business Days.

(e)                Nothing contained in this Agreement shall prohibit Buyer or its board of directors from (i) taking and disclosing to Buyer’s Stockholders a position contemplated by Rule 14d-9 and Rule 14e-2(a) promulgated under the 1934 Act (or any similar communication to shareholders in connection with the making or amendment of a tender offer or exchange offer) or from making any legally required disclosure to shareholders with regard to the transactions contemplated by this Agreement or an Acquisition Proposal or (ii) issuing a “stop, look and listen” disclosure or similar communication of the type contemplated by Rule 14d-9(f) promulgated under the 1934 Act.

Section 7.07         Commercially Reasonable Efforts; Further Assurances; Cooperation.

(a)                Subject to the terms and conditions of this Agreement, including Section 7.10, each Party will use its commercially reasonable efforts to take, or cause to be taken, and to assist and cooperate with the other Parties in taking, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws to consummate and make effective the transactions contemplated by this Agreement and the Ancillary Documents, and fulfill its own express

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obligations under this Agreement, as promptly as practicable, including using commercially reasonable efforts to cause the satisfaction of all conditions to the Initial Closing. Following the Initial Closing, Buyer will use its commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws to consummate the Merger. For the avoidance of doubt, neither the Company nor any Seller will be obligated to bring any legal Action against Macquarie to enforce the Macquarie Amendment.

(b)               Subject to Section 7.10, each Party shall (i) give all notices to third parties required to be given by such Party hereunder and use its commercially reasonable efforts (in consultation with the other Parties, when appropriate) to obtain all third-party consents required to be obtained by such Party hereunder, (ii) prepare and file, as soon as is practical following the Effective Date, all necessary filings in connection with the transactions contemplated by this Agreement that may be required to be filed by such Party with FERC or under any other federal, state or local Laws, including the Required Pre-Closing Filings and Approvals, provided that the Company shall be the Party to prepare, in consultation with Buyer, such FERC filings and notifications and (iii) avoid taking any action that would reasonably be expected to materially delay the obtaining of, or result in not obtaining, any approval, consent or order from any Person prior to the Initial Closing. The Parties shall request expedited and confidential treatment of any such filings (provided, that for any Required Pre-Closing Filings and Approvals from FERC, confidential treatment will be requested to the extent deemed appropriate by the Parties’ counsel), shall promptly furnish each other with copies of any notices, correspondence or other written communication from the relevant Governmental Authority, shall promptly make any appropriate or necessary subsequent or supplemental filings and shall cooperate in the preparation of such filings as is reasonably necessary and appropriate.

Section 7.08         Public Announcements. Neither the Sellers, the Company nor Buyer will, and Sellers shall cause the Company not to, issue (or cause or permit any of the USG&E Companies to issue) any press release or otherwise make any public statement with respect to this Agreement and the transactions contemplated hereby without the prior written consent of the other (which consent will not be unreasonably withheld), except (a) as may be required by applicable Law (in which case the disclosing Party will provide the other Parties with the opportunity to review and comment in advance of such disclosure) or (b) any disclosure made in connection with the enforcement of any right or remedy relating to this Agreement or any Ancillary Document or the transactions contemplated hereby or thereby. Notwithstanding anything in this Section 7.08 to the contrary, the Company, MVC and Buyer may mutually agree to issue a press release and/or make public statements (together or independently) regarding this Agreement and the transactions contemplated hereby upon the Initial Closing and will, to the extent practicable, consult with each other before issuing, and provide each other a reasonable prior opportunity to review and comment upon, any such press release or other public statements whether or not required by applicable Law. Except for communications authorized in accordance with this Section 7.08 or pursuant to Section 7.15 or as otherwise expressly contemplated by this Agreement, all Parties shall keep the terms of this Agreement and the transactions contemplated hereby confidential.

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Section 7.09         Tax Matters.

(a)                Buyer will have control of the Surviving Corporation immediately after the Initial Closing and the completion of the Acquisition Transaction (within the meaning of Section 368(c) of the Code). Buyer and its Affiliates have no plan or intention to and shall not (i) cause the Surviving Corporation to issue additional shares of stock or any other security of the Surviving Corporation to any person other than to Buyer, or (ii) take any other action (including issuing any rights to acquire stock of the Surviving Corporation or transferring stock of the Surviving Corporation to any other Person) that could result in Buyer losing control of the Surviving Corporation within the meaning of Section 368(c) of the Code.

(b)               None of the Company, the Surviving Corporation, the Buyer, the Merger Sub, or the Sellers shall take, omit to take, or otherwise agree, commit, or propose to take or omit to take any action, and no such party shall allow an Affiliate of such party to take, omit to take, or otherwise agree, commit, or propose to take or omit to take any action, if such action or failure to act could prevent or impede the transactions contemplated by this agreement from qualifying as a “reorganization” within the meaning of Section 368(a)(1)(B) of the Code and, to the extent applicable, Section 368(a)(1)(A) (by reason of Section 368(a)(2)(E) of the Code). Unless otherwise required by a “determination” within the meaning of Section 1313 of the Code, none of the Company, the Buyer, the Merger Sub, or the Sellers or any of their Affiliates shall take any position on any Tax Return or for any Tax purposes that is inconsistent with the transactions contemplated by this agreement from qualifying as a “reorganization” within the meaning of Section 368(a)(1)(B) of the Code and, to the extent applicable, Section 368(a)(1)(A) (by reason of Section 368(a)(2)(E) of the Code). Without limiting the generality of the foregoing, from and after the Initial Closing Date and from and after the Merger Closing Date, Buyer will (A) continue, or cause to be continued, the Company’s historic business either directly or through one or more members of Buyer’s qualified group (within the meaning of Treasury Regulations Section 1.368-1(d)(4)(ii)), (B) not dispose of the stock of the Company or assets owned by the Company that could prevent or impede the transactions contemplated by this Agreement from qualifying as a “reorganization” within the meaning of Section 368(a)(1)(B) of the Code and, to the extent applicable, Section 368(a)(1)(A) (by reason of Section 368(a)(2)(E) of the Code).

(c)                Merger Sub shall not transfer to the Surviving Corporation any assets subject to liabilities in the Acquisition Transaction. In addition, Merger Sub shall have no liabilities assumed by the Surviving Corporation in the Acquisition Transaction.

(d)               Buyer and Merger Sub shall pay their expenses, if any, incurred in connection with the Acquisition Transaction. Buyer, Merger Sub, and their Affiliates have not paid and shall not pay, directly or indirectly, any expenses incurred by the USG&E Companies or any Company Holder in connection with the Acquisition Transaction. The Company Holders shall pay their own expenses, if any, incurred in connection with the Acquisition Transaction, such as Company Holder’s legal, accounting, and investment advisory fees. Buyer and Merger Sub, on the one hand, and the Company Holders, on the other hand, shall pay all Transfer Taxes in accordance with the allocation thereof by applicable Laws.

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(e)                Survival of Obligations. Notwithstanding anything to the contrary in this Agreement, the obligations of the Parties set forth in clauses (a)-(d) of this Section 7.09, shall be unconditional and absolute and will remain in effect until the expiration of the applicable statute of limitations plus 120 days. The obligations of the Parties set forth in this Section 7.09 are intended to be for the benefit of and shall be enforceable by the Company Holders.

Section 7.10         Hart-Scott-Rodino.

(a)                MVC and Buyer will file the notification report, and all other documents to be filed in connection therewith, required by the Hart Scott Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) and the notification rules promulgated thereunder with the United States Federal Trade Commission and the United States Department of Justice, as well as any other filings required under the Antitrust Laws of any other jurisdiction, as soon as practicable following the Effective Date, but in any event within five (5) Business Days following the Effective Date with respect to filings required under the HSR Act (the date on which such filing is made, the “Original Filing Date”). Each of the Company and Buyer will pay directly to the applicable Government Authority with jurisdiction over the enforcement of any applicable Antitrust Laws (“Government Antitrust Entity”) one-half of the applicable filing fee required in connection with any HSR Act notification or other antitrust filing required in connection with this Agreement. MVC and Buyer will respond promptly to any request for information that may be issued by any Government Antitrust Entity. Subject to the terms and conditions herein, MVC and Buyer will use commercially reasonable efforts to cause the waiting periods under the HSR Act and the Antitrust Laws of any other jurisdiction, as applicable, to terminate or expire at the earliest possible date after the Original Filing Date. For purposes of this Agreement, “Antitrust Laws” shall mean the HSR Act and any other Laws that are designed to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade.

(b)               Subject to applicable Laws and subject to all applicable privileges, including the attorney client privilege, MVC and Buyer will reasonably consult and cooperate with one another in connection with any analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of any party hereto relating to proceedings under the HSR Act or any other Antitrust Law, and shall promptly inform the other of any oral communication with, and provide copies of written communications with, any Governmental Antitrust Entity regarding any such filings or this transaction. To the extent reasonably practicable, neither MVC nor Buyer shall, nor shall they permit their respective Representatives to, participate independently in any meeting or engage in any substantive conversation with any Governmental Antitrust Entity in respect of any filing, investigation or other inquiry without giving the other party prior notice of such meeting or conversation and, to the extent permitted by applicable Law, without giving the other party a reasonable opportunity to attend or participate.

(c)                Notwithstanding the foregoing, nothing in this Section 7.10 shall require, or be construed to require, MVC, Buyer, Merger Sub or any of their respective Affiliates to agree to (i) sell, hold, divest, discontinue or limit, before or after the Initial Closing Date, any assets, businesses or interests of MVC, Buyer, Merger Sub or any of their respective Affiliates; or (ii) any conditions relating to, or changes or restrictions in, the operations of any such assets, businesses or interests which, in

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either case of clauses (i) or (ii), could reasonably be expected to result in a Material Adverse Effect or materially and adversely impact the economic or business benefits to MVC, on the one hand, or Buyer or Merger Sub, on the other hand, of the transactions contemplated hereby; or (iii) any material modification or waiver of the terms and conditions of this Agreement.

Section 7.11         Directors’ and Officers’ Insurance.

(a)                The USG&E Companies will, and Sellers will cause them to, purchase prior to the Initial Closing, and Buyer will cause the USG&E Companies to maintain after the Initial Closing, a directors and officers liability tail policy covering the pre-Initial Closing directors and officers of the USG&E Companies for a period of six (6) years immediately following the Initial Closing Date and for such longer period as necessary to ensure coverage through the final disposition of any claim or claims asserted during such six (6) year period. The insurance purchased pursuant to this Section 7.11(a) will be prepaid in full at or prior to the Initial Closing and will be non-cancelable.

(b)               Following the Initial Closing, the USG&E Companies will, and Buyer will cause them to, include and maintain in effect in their respective Organizational Documents for a period of six years after the Initial Closing, provisions regarding the elimination of liability of directors (or their equivalent), indemnification of officers and directors thereof and advancement of expenses that are, with respect to each such entity, no less advantageous to the intended beneficiaries than the corresponding provisions contained in such Organizational Documents as of the Effective Date.

(c)                The provisions of this Section 7.11 will survive the Initial Closing and are intended to be for the benefit of, and will be enforceable by, each present or former director or officer of any USG&E Company (each, a “Covered Party”) and its successors and representatives after the Initial Closing, and their rights under this Section 7.11 are in addition to, and will not be deemed to be exclusive of, any other rights to which a Covered Party is entitled, whether pursuant to Law, contract or the Organizational Documents of any USG&E Company or Buyer.

(d)               If Buyer or any USG&E Company or any of its successors or assigns (i) consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any Person, then, and in each such case, Buyer and such USG&E Company will cause proper provisions to be made so that the successors and assigns of Buyer or such USG&E Company (or acquiror of such assets) will assume all of the obligations of Buyer or such USG&E Company set forth in this Section 7.11.

Section 7.12         Employees; Benefit Plans.

(a)                For a period of six (6) months following the Initial Closing Date (or, if earlier, the date of termination of the applicable Continuing Employee (the “Continuation Period”), Buyer will cause the Company to provide each current management-level employee of the Company as of the Initial Closing who elects to continue employment with the Company (including employees on temporary leave as of the Initial Closing) (collectively, the “Continuing Employees”) with (i) an annual rate of salary or wages and annual incentive opportunities (excluding equity or equity-based compensation or

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incentive opportunities) that are substantially comparable, in the aggregate, to those provided by the applicable USG&E Company immediately prior to the Initial Closing, and (ii) employee benefits (excluding equity or equity-based compensation or incentive opportunities) that are substantially comparable, in the aggregate, to the employee benefits provided by either, at the discretion of Buyer, (x) the applicable USG&E Company immediately prior to the Initial Closing or (y) Buyer and its Affiliates (including the Surviving Corporation) to their similarly situated employees from time to time.

(b)               During the Continuation Period, Buyer will cause the Company not to relocate any Continuing Employee’s place of employment.

(c)                Subject to Section 7.12(a) above, during the Continuation Period, Buyer will cause the USG&E Companies to honor all of their Employee Plans and Benefit Arrangements (including any severance, retention, change of control and similar plans, agreements and written arrangements) set forth in Section 5.15(a) in accordance with their terms as in effect immediately prior to the Initial Closing, subject to any amendment or termination thereof that is permitted by such plans, agreements or written arrangements. During the Continuation Period, Buyer will cause the USG&E Companies to provide all employees who suffer a termination of employment with severance benefits no less favorable than those that would have been provided to such employees under the USG&E Companies’ severance policies and plans as in effect immediately prior to the Initial Closing.

(d)               Notwithstanding the generality of Section 12.10, the provisions of this Section 7.12 are solely for the benefit of the Parties, and no current or former employee, individual consultant, individual independent contractor, individual self-employed contractor, leased employee or director of any USG&E Company or any other individual associated therewith shall be regarded for any purpose as a third-party beneficiary of this Section 7.12. In no event shall the terms of this Agreement be deemed to confer upon any such Persons any right to continued employment with Buyer or any of its Affiliates (including, following the Merger Closing, the Surviving Corporation). Nothing herein shall be deemed to establish, amend, modify or cause to be adopted any Employee Plan or any other benefit plan, program, agreement or arrangement maintained or sponsored by Buyer, the Company or any of their respective Affiliates.

Section 7.13         Integration. Buyer shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate of Buyer shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the 1933 Act) that will be integrated with the offer or sale of the Initial Stock Consideration in a manner that would require the registration under the 1933 Act of the sale of the Initial Stock Consideration to the Sellers, or that will be integrated with the offer or sale of the Initial Stock Consideration for purposes of the rules and regulations of any trading market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

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Section 7.14         Fees and Expenses. Whether or not the transactions contemplated by this Agreement are consummated, except as otherwise expressly set forth herein, all fees, costs and expenses incurred by any Party or on its behalf in connection with this Agreement and the transactions contemplated by this Agreement (“Expenses”) will be paid by the Party incurring those Expenses; provided, that all filing or application fees and related costs and expenses (excluding, for avoidance of doubt, attorneys’ fees, which shall be borne by the Party incurring such fees) (a) required in connection with the filings and notifications under the HSR Act shall be paid one-half by the Company and one-half by the Buyer, (b) required in connection with the filings and notifications to FERC, including in connection with obtaining FERC Section 203 approval, shall be paid one-half by the Company and one-half by the Buyer and (c) required in connection with the filings and notifications to state Governmental Authorities shall be paid by the Company.

Section 7.15         Preparation of Documents.

(a)                As promptly as reasonably practicable, but in no event more than four (4) Business Days following the execution of this Agreement, Buyer shall prepare and file a Form 8-K with the SEC, as required by the rules and regulations of the SEC. Buyer shall provide Sellers’ Representative with a reasonable opportunity to review and comment on the Form 8-K prior to filing with the SEC and will provide Sellers’ Representative with a copy of such filing made with the SEC.

(b)               Buyer will prepare and file with the SEC a registration statement on Form S-4 relating to Buyer’s Common Stock and Buyer’s Series A Preferred Stock to be issued as a result of the Merger (the “Registration Statement”) as soon as practicable following the Initial Closing Date, but in no event more than 20 Business Days following the date on which the Company and Sellers have provided to Buyer all information reasonably requested by Buyer and necessary for the completion thereof, and thereafter Buyer will use its commercially reasonable efforts to have the Registration Statement declared effective by the SEC as soon as practicable. The Parties shall file or furnish in connection with the Registration Statement any statement or schedule relating to this Agreement and the transactions contemplated by this Agreement that is required by applicable SEC rules or requested by the staff of the SEC. Sellers and the Company shall use their commercially reasonable efforts to furnish to Buyer the information required by the SEC to be included in the Registration Statement with respect to the Sellers and the USG&E Companies, including the required financial statements and pro forma financial information. Buyer shall use commercially reasonable efforts to resolve all SEC comments with respect to the Registration Statement as promptly as reasonably practicable after receipt thereof. Buyer shall provide Sellers with a reasonable opportunity to review and comment on the Registration Statement prior to filing with the SEC and will promptly notify the Sellers upon the receipt of any comments or correspondence from the SEC and thereafter provide Sellers with a reasonable opportunity to review and comment on all proposed revisions or amendments to the Registration Statement. If at any time prior to the Merger Closing any information relating to the Parties, or any of their respective Affiliates, directors or officers, or the transactions disclosed in the Registration Statement is discovered by such Party that should be set forth in an amendment or supplement to the Registration Statement so that such document would include in all material respects all the information required to be included in it and would not include any misstatement of a material fact or omit to state

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any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, such Party shall promptly notify Buyer and Buyer shall promptly file an appropriate amendment or supplement describing such information with the SEC and, to the extent required by Law or requested by the staff of the SEC, disseminate the same to the Buyer Stockholders.

(c)                As promptly as reasonably practicable following the execution of this Agreement, Buyer shall prepare and file a preliminary Schedule 14C Information Statement accurately describing this Agreement and the transactions contemplated hereby, including the creation of Buyer’s Series A Preferred Stock, the issuance of the Common Stock Consideration and Preferred Stock Consideration, and the restatement of the certificate of incorporation and bylaws of Buyer as contemplated by Section 7.20 (the “14C Information Statement”) with the SEC and distribute a definitive 14C Information Statement to its stockholders. Buyer shall provide Sellers’ Representative with a reasonable opportunity to review and comment on the preliminary 14C Information Statement prior to filing with the SEC and distribution to Buyer’s stockholders and will provide Sellers’ Representative with a copy of such filing made with the SEC. Buyer shall use commercially reasonable efforts to promptly resolve all SEC comments to the 14C Information Statement in order to permit the distribution thereof to its stockholders. The Parties shall file or furnish in connection with the 14C Information Statement any statement or schedule relating to this Agreement and the transactions contemplated by this Agreement that is required by applicable SEC rules or requested by the staff of the SEC. Sellers and the Company shall use their commercially reasonable efforts to furnish to Buyer the information required by the SEC to be included in the 14C Information Statement with respect to the Sellers and the USG&E Companies, including the required financial statements and pro forma financial information. If at any time prior to the Merger Closing any information relating to the Parties, or any of their respective Affiliates, directors or officers, or the transactions disclosed in the 14C Information Statement is discovered by such Party that should be set forth in an amendment or supplement to the 14C Information Statement so that such document would include in all material respects all the information required to be included in it and would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, such Party shall promptly notify Buyer and Buyer shall promptly file an appropriate amendment or supplement describing such information with the SEC and, to the extent required by Law or requested by the staff of the SEC, disseminate the same to the Buyer Stockholders.

(d)               S-3 Registration Statement.

(i)                 Buyer shall prepare and file with the SEC a registration statement under the 1933 Act on Form S-3 (together with the prospectus and any amendments, including post-effective amendments, or supplements thereto, and all exhibits and all material incorporated by reference therein, the “S-3 Registration Statement”) within 20 Business Days following the date on which the Company and Sellers have provided to Buyer all information reasonably requested by Buyer and necessary for the completion thereof, providing for the registration for resale by Sellers under the 1933 Act of the applicable number of shares of the Buyer’s Common Stock and Buyer’s Series A Preferred Stock to be issued to Sellers

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pursuant to this Agreement and the MVC Buyer Shares. Buyer shall use its commercially reasonable efforts to cause the S-3 Registration Statement to be declared effective under the 1933 Act at the same time as the effectiveness of the Registration Statement (the “S-3 Effectiveness Date”). The S-3 Registration Statement shall comply in all material respects with the requirements of the 1933 Act and the SEC form and shall include all information, financial statements, financial statement schedules, and exhibits required by the SEC to be included therein. Upon the S-3 Effectiveness Date, Buyer will keep such S-3 Registration Statement continuously effective and to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such S-3 Registration Statement until the earlier of such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the sellers thereof set forth in such S-3 Registration Statement or until all such securities have been sold or may be sold pursuant to Rule 144 of the 1933 Act without the requirement to be in compliance with Rule 144(c)(1) of the 1933 Act and otherwise without volume or other restriction pursuant to Rule 144 of the 1933 Act. Notwithstanding anything to the contrary in this Section 7.15(d), in the event that the SEC does not permit Buyer to register all of the shares of Buyer’s Common Stock and Buyer’s Series A Preferred Stock to be issued to Sellers pursuant to this Agreement and MVC Buyer Shares, Buyer shall promptly notify Sellers and thereafter register in the initial S-3 Registration Statement the maximum number of shares on behalf of Sellers as permitted by the SEC. In the event that the SEC does not permit Buyer to register all of the shares of Buyer’s Common Stock and Buyer’s Series A Preferred Stock to be issued to Sellers and MVC Buyer Shares in the initial S-3 Registration Statement, Buyer shall prepare and file subsequent registration statements to register the shares that were not registered in the initial S-3 Registration Statement as promptly as practicable and in a manner permitted by the SEC. Sellers and the Company shall provide Buyer with such information to be included in the S-3 Registration Statement as Buyer may reasonably request. Buyer shall make any and all filings and take any and all other actions that may be necessary, appropriate, or advisable under the applicable state securities laws in furtherance of the offer and sale of the applicable shares of Buyer’s Common Stock and Buyer’s Series A Preferred Stock to be issued to Sellers hereunder and MVC Buyer Shares. Buyer shall furnish, without charge, and on a timely basis, to each holder of the Buyer’s Common Stock, Buyer’s Series A Preferred Stock and MVC Buyer Shares named as a selling shareholder in the S-3 Registration Statement such number of copies of the S-3 Registration Statement (including the prospectus), each amendment and supplement thereto, and such other documents as such holder may reasonably request in order to facilitate the disposition of the shares of Buyer’s Common Stock, Buyer’s Series A Preferred Stock and MVC Buyer Shares included therein owned by such holder, including any opinion of counsel reasonably requested by Buyer's transfer agent to effect a resale of shares under the S-3 Registration Statement, and Buyer hereby consents to the use of each prospectus and such other documents by each such holder in connection with the offering and sale of the shares of the Buyer’s Common Stock, Buyer’s Series A Preferred Stock and MVC Buyer Shares covered by the S-3 Registration Statement. Buyer agrees to

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cause the shares of the Buyer’s Common Stock, shares of Buyer’s Common Stock issuable upon conversion of Buyer’s Series A Preferred Stock, and MVC Buyer Shares (whether included in the S-3 Registration Statement or not) to be listed on the NYSE.

(ii)               Buyer agrees to indemnify and reimburse and hold harmless, to the fullest extent permitted by Law, each holder of shares of Buyer’s Common Stock, Buyer’s Series A Preferred Stock and MVC Buyer Shares named as a selling shareholder in the S-3 Registration Statement against all losses, claims, damages, liabilities and expense (including reasonable legal expenses and any expenses incurred in investigating any claims) caused by any untrue or alleged untrue statement of material fact contained in the S-3 Registration Statement or prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or any other violation or breach of the 1933 Act, the 1934 Act, or any state securities or blue sky laws (“Blue Sky Laws”) by Buyer or any other Person acting on Buyer’s behalf; provided, however, that the indemnity agreement contained in this Section 7.15(d)(ii) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Buyer (which consent shall not be unreasonably withheld), nor shall the Buyer be liable to any Seller, for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon any written information furnished expressly for use in connection with such S-3 Registration Statement by any such Seller.

(iii)             In connection with the S-3 Registration Statement, Buyer shall use its commercially reasonable efforts to: (i) promptly prepare and file with the SEC any such amendments to the S-3 Registration Statement and supplements to the prospectus contained therein as may be necessary to keep the S-3 Registration Statement effective for the period of time set forth in Section 7.15(d)(i) above; and (ii) prepare and promptly file with the SEC and promptly notify the selling shareholders named in the S-3 Registration Statement of the filing of such amendment or supplement to the S-3 Registration Statement or prospectus that is part of the S-3 Registration Statement as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the 1933 Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading. Notwithstanding Buyer’s obligations set forth in the sentence above, Buyer shall have the right to suspend Sellers’ use of the S-3 Registration Statement if the board of directors of Buyer has determined in good faith that suspension is necessary in order to prevent premature disclosure of any material non-public information related to material corporate developments, the premature disclosure of which would reasonably be expected to materially adversely affect Buyer, by delivering notice of such suspension to Sellers, provided, however, that Buyer may exercise the right to such suspension only once in any 12-month period and for a period not to exceed ninety (90) days. From and after the date of a notice of suspension under this Section 7.15(d)(iii) each Seller agrees not to

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use the S-3 Registration Statement or the related prospectus for resale of any Buyer Common Stock, Buyer’s Series A Preferred Stock or MVC Buyer Shares until the earlier of (1) notice from Buyer that such suspension has been lifted or (2) the ninetieth (90th) day following the giving of the notice of suspension.

(iv)             Buyer shall pay all of its own expenses incident to its performance of or compliance with this Section 7.15(d), including all registration and filing fees, printing, messenger, telephone and delivery expenses, fees and disbursements of counsel for Buyer and fees and disbursements of all independent auditors of Buyer. Each Seller named as a selling shareholder in the S-3 Registration Statement shall pay all of its own expenses.

(v)               Notwithstanding anything to the contrary contained herein, all or any portion of the rights under this Section 7.15(d) shall be automatically assignable (but only with all related obligations) by a Seller to any transferee or assignee (as the case may be) of all or a portion of such securities if: (A) such Seller agrees in writing with such transferee or assignee (as the case may be) to assign all or any portion of such rights, and a copy of such agreement is furnished to Buyer within a reasonable time after such transfer or assignment (as the case may be); (B) Buyer is, within a reasonable time after such transfer or assignment (as the case may be), furnished with written notice of (x) the name and address of such transferee or assignee (as the case may be), and (y) the securities with respect to which such registration rights are being transferred or assigned (as the case may be); (C) at or before the time Buyer receives the written notice contemplated by clause (B) of this sentence such transferee or assignee (as the case may be) agrees in writing to be bound by all of the provisions contained herein; (D) such transfer or assignment (as the case may be) shall have been conducted in accordance with all applicable federal and state securities laws, and such Seller’s counsel shall have provided Buyer a legal opinion confirming such compliance with applicable federal and state securities laws; and (E) such transferee or assignee shall provide Buyer any and all documentation and information reasonably requested to file amendments to the S-3 Registration Statement or prospectus supplements in connection therewith to document the transfer or assignment.

(vi)             In the event that Buyer is unable to cause the S-3 Registration Statement to be declared effective by the SEC before the S-3 Effectiveness Date or otherwise declared effective by the date that is the three-month anniversary of the Initial Closing, without limitation to any rights or remedies Sellers may have under this Agreement, in law or equity, Buyer will, with a view to making available to Sellers the benefits of Rule 144 under the 1933 Act and any other rule or regulation of the SEC that may at any time permit a holder to sell securities of Buyer to the public without registration or pursuant to a registration on Form S-3 (or any successor form):

(A)             make and keep public information available, as those terms are understood and defined in Rule 144 under the 1933 Act, at all times after the Initial Closing Date;

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(B)              use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of Buyer under the 1933 Act and the 1934 Act;

(C)              take such further action as a Seller may reasonably request, to the extent required to enable such Seller to sell without registration its Buyer’s Common Stock, Buyer’s Series A Preferred Stock and MVC Buyer Shares pursuant to Rule 144 under the 1933 Act or any similar rule or regulation thereafter adopted by the SEC; and

(D)             so long as a Seller owns MVC Buyer Shares or shares of Buyer’s Common Stock or Buyer’s Series A Preferred Stock issued pursuant to this Agreement, furnish to such Seller, promptly following such Seller’s written request therefor, a written statement by Buyer as to its compliance with the reporting requirements of (x) Rule 144 of the 1933 Act, (y) the 1933 Act and (z) the 1934 Act, together with a copy of the most recent annual or quarterly report of Buyer, and such other information as may be reasonably requested in availing any such Seller of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to Form S-3.

Section 7.16         Consummation of Merger. Promptly following the effectiveness of the Registration Statement, but no more than five (5) Business Days thereafter, Buyer and Merger Sub shall consummate the Merger on the Merger Closing Date in accordance with Article 3.

Section 7.17         Monetization of Buyer Assets. Buyer covenants and agrees that it shall use its good faith commercially reasonable efforts to monetize and liquidate, as soon as reasonably practicable after the Initial Closing, certain of its assets that are inconsistent with its planned change in strategy to focus on retail energy marketing.

Section 7.18         Post-Closing Boards. The Parties shall take all actions necessary to ensure that, effective immediately following the Initial Closing, (a) the entire board of directors of Buyer shall be comprised of nine (9) directors, five (5) of whom shall be designated by MVC and four (4) of whom shall be as set forth on Exhibit A to the Stockholder Agreement, and (b) the entire boards of directors of the USG&E Companies shall be comprised of the individuals set forth on Exhibit J, or as otherwise mutually agreed by Buyer and Sellers’ Representative prior to the Initial Closing.  With respect to such individuals to serve on the board of directors of Buyer to be designated by MVC pursuant to the Stockholder Agreement, MVC will provide notice to Buyer (a “Designation Notice”) of the identities of such individuals within a reasonable period of time prior to the Initial Closing but in any event at least three (3) Business Days prior to the Initial Closing.

Section 7.19         Redemption of Series L Preferred Stock. Prior to the Initial Closing and upon receipt of sufficient funds from Macquarie or other sources pursuant to Macquarie Amendment, the Company shall, and the Sellers shall cause the Company to, redeem all shares of the Series L Preferred Stock.

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Section 7.20         Buyer Organizational Documents. Buyer shall adopt and file with the Secretary of State of the State of Delaware (i) the Certificate of Designation at least three (3) Business Days prior to the Initial Closing, and (ii) a restated certificate of incorporation and bylaws, substantially in the forms attached hereto as Exhibit F, within one (1) Business Day following the Initial Closing Date. Prior to the Initial Closing, Buyer shall provide the Sellers with evidence that the Certificate of Designation and the restated certificate of incorporation and bylaws, substantially in the forms attached hereto as Exhibit F, have been approved and adopted by all necessary action of the Buyer’s board of directors and stockholders.

Section 7.21         Consulting Agreement. The Consulting Agreement dated as of June 1, 2010, between Buyer and John A. Hardy (“Hardy”), as amended by that certain amendment dated August 9, 2011 and that certain second amendment dated as of April 1, 2017 (as amended, the “Consulting Agreement”), shall remain in full force and effect until Buyer and Hardy enter into an amended and restated consulting agreement, reasonably acceptable to Sellers’ Representative, to be effective as of the Initial Closing, or such other date as mutually agreed (the “New Agreement”), which shall supersede and replace the Consulting Agreement. The New Agreement shall contain the terms set forth on Exhibit N. Subject to the provisions of Exhibit N and potential revisions to the terms of Sections 3.3 and 3.4 of the Consulting Agreement as agreed by Buyer and Hardy, and reasonably acceptable to Sellers’ Representative, in the New Agreement, the New Agreement shall otherwise be on terms materially no less advantageous to Hardy than the Consulting Agreement. Upon the effectiveness of the New Agreement, the Consulting Agreement shall be deemed terminated in its entirety, with no termination fee, severance or other amounts payable thereunder as a result of such termination.

Article 8
CONDITIONS TO INITIAL CLOSING

Section 8.01         Conditions to Each Party’s Obligations. The respective obligations of each Party to effect the Initial Closing and the transactions contemplated to occur at or after Initial Closing will be subject to the fulfillment (or written waiver) at or prior to the Initial Closing of each of the following conditions:

(a)                Injunction. There will be no effective injunction, writ or preliminary restraining order or any order of any nature issued by a Governmental Authority of competent jurisdiction to the effect that the Merger or the sale of the Seller Shares may not be consummated as provided in this Agreement.

(b)               HSR Act. If required by applicable Law, the Parties shall have completed and filed the notification and report forms necessary under the HSR Act, and all applicable waiting periods (and any extensions thereof) under the HSR Act shall have expired or otherwise been terminated.

(c)                FERC Authorization. If required by applicable Law, the applicable Parties shall have received authorization from FERC of the transactions contemplated by this Agreement under Section 203 of the FPA, which authorization shall be in full force and effect.

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(d)               NYSE Communications. Buyer shall have (i) notified the NYSE of the Proposed Reverse Split and (ii) received approval from the NYSE with respect to the listing of the Buyer’s Common Stock portion of the Initial Stock Consideration, shares of Buyer’s Common Stock issuable upon conversion of all shares of Buyer’s Series A Preferred Stock, and MVC Buyer Shares.

(e)                Company Financing. Macquarie, pursuant to the Macquarie Amendment and the Macquarie Financing Documents, as amended, shall have funded at least $10 million to the Company.

(f)                14C Information Statement. Buyer shall have resolved all SEC comments to the 14C Information Statement and 20 days shall have passed since distribution of the 14C Information Statement to Buyer’s stockholders.

(g)               Tax Opinion. The Company shall have received a legal opinion confirming the qualification of the transactions contemplated by this Agreement when consummated as a reorganization described in Section 368(a)(1)(B) and/or (a)(2)(E) of the Code (the “Tax Opinion”), as of the Initial Closing Date, issued to the Company from Locke Lord LLP or, if Locke Lord LLP is unable or unwilling to provide the Tax Opinion as of the Initial Closing Date, a legal opinion from a nationally recognized law firm reasonably acceptable to the Company and Buyer. In rendering such Tax Opinion, Locke Lord LLP (or such other nationally recognized law firm) shall be entitled to receive and rely upon representations, warranties, and covenants of officers of the Company and Buyer and any of their respective affiliates (but, for the avoidance of doubt, not including any stockholder of the Company) as to such matters as such counsel may reasonably request; provided, however, that such representations, warranties, and covenants are provided to Buyer within a reasonable time prior to the Initial Closing Date.

(h)               MVC Conversion. The MVC Conversion shall have been completed.

Section 8.02         Conditions to Buyer’s and Merger Sub’s Obligations. The obligations of Buyer and Merger Sub to effect the transactions contemplated by this Agreement will be subject to the fulfillment (or written waiver by Buyer) at or prior to the Initial Closing of each of the following conditions:

(a)                Representations and Warranties. (i) The representations and warranties of the Company and the Sellers set forth in this Agreement (other than the Fundamental Representations) (disregarding any qualifications as to materiality or “Material Adverse Effect”) shall be true and correct in all respects, except for inaccuracies that would not, individually or in the aggregate, constitute a Material Adverse Effect with respect to Sellers or the USG&E Companies, as applicable, at and as of the Initial Closing Date as though made at and as of the Initial Closing Date; and (ii) the Fundamental Representations of the Sellers and the Company shall be true and correct in all respects at and as of the Initial Closing Date as though made at and as of the Initial Closing Date except for inaccuracies that would not, individual or in the aggregate, exceed $100,000; provided, however, that representations and warranties that are made as of a particular date or period must be true and correct (in the manner set forth in clauses (i) or (ii), as applicable) only as of such date or period.

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(b)               Covenants. The Company and the Sellers have performed in all material respects each and every covenant and agreement required to be performed by them hereunder at or prior to the Initial Closing.

(c)                Consents. The Company has sent all notices, made all filings and obtained all written consents, orders, clearances, authorizations, Permits or waivers of any Person that are (i) required to consummate, or required in connection with, the transactions contemplated by this Agreement, or (ii) required for the Surviving Corporation and the USG&E Companies to operate the Business from and after the Initial Closing in the same manner, in all material respects, in which the Business has been conducted, and is currently being conducted, by such USG&E Company and to own, operate, use and maintain the Assets and Properties, in each such case as set forth in Schedule 8.02(c) and without any material adverse condition, restriction or limitation on the Business or Assets and Properties of any USG&E Company or any of its Affiliates and without any adverse modification of any Contractual Obligation. All such notices, filings, consents and orders shall be in form and substance reasonably satisfactory to Buyer, and none of such clearances, authorizations, Permits or consents shall have been revoked or expires earlier than the expiration date of the applicable clearance, authorization, Permit or consent held by the applicable USG&E Company on the Effective Date.

(d)               Redemption of Series L Preferred. Buyer has received, in form and substance reasonably satisfactory to Buyer, evidence that all shares of Series L Preferred Stock outstanding have been redeemed in full prior to the Initial Closing Date.

(e)                Deliveries. The Company and Sellers’ Representative (on behalf of the Sellers) shall have complied with their respective delivery obligations set forth under Section 8.04 and each of such items set forth in Section 8.04 shall have been delivered to Buyer.

(f)                Withholding. Buyer has reasonably determined in good faith, after consultation with the Company, and after the delivery of any applicable Tax forms, that applicable law does not impose an obligation on Buyer to deduct and withhold Taxes from any consideration payable to the Company Stockholders under this Agreement.

Section 8.03         Conditions to the Obligations of the Sellers and the Company. The obligations of Sellers and the Company to effect the transactions contemplated by this Agreement will be subject to the fulfillment (or written waiver made by the Company or Sellers’ Representative, as applicable) at or prior to Initial Closing of each of the following conditions:

(a)                Representations and Warranties. (i) The representations and warranties of Buyer and Merger Sub set forth in this Agreement (other than the Fundamental Representations) (disregarding any qualification as to materiality or “Material Adverse Effect”) shall be true and correct in all respects except for inaccuracies that would not, individually or in the aggregate, constitute a Material Adverse Effect with respect to Buyer and Merger Sub, as applicable, at and as of the Initial Closing Date as though made at and as of the Initial Closing Date; and (ii) the Fundamental Representations of Buyer and Merger Sub shall be true and correct in all respects and as of the Initial Closing Date as though made at and as of the Initial Closing Date except for inaccuracies that would not, individual or in the aggregate, exceed $100,000; provided, however, that representations and warranties that are made as

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of a particular date or period must be true and correct (in the manner set forth in clauses (i) or (ii), as applicable) only as of such date or period.

(b)               Covenants. Buyer and Merger Sub have performed in all material respects all covenants and agreements required to be performed by them hereunder at or prior to the Initial Closing.

(c)                Consents. Buyer and Merger Sub have obtained any third party consents set forth on Schedule 8.03(c) required to be procured by them for consummation of the transactions contemplated hereunder and without any material adverse condition, restriction or limitation on the business, assets or properties of Buyer, any Buyer Subsidiaries, the USG&E Companies or any of their Affiliates and without any adverse modification of any contractual obligation. All such consents shall be in customary form, and none of such consents shall have been revoked or expired.

(d)               Withdrawal of Buyer’s Election to be Treated as a Business Development Company. Buyer shall have ceased to operate as a Business Development Company under the Investment Company Act of 1940, and the Company shall have received, in form and substance reasonably satisfactory to the Company, evidence that Buyer has filed a notification on Form N-54C with the Securities and Exchange Commission withdrawing its election to be regulated as a Business Development Company under the 1940 Act.

(e)                Deliveries. Buyer and Merger Sub shall have complied with their delivery obligations set forth under Section 8.05.

Section 8.04         Deliveries by the Sellers and the Company. At or prior to the Initial Closing, the Company, Sellers’ Representative and the Sellers, as applicable, shall deliver, or cause to be delivered, the following to Buyer and Merger Sub:

(a)                a closing certificate, dated as of the Initial Closing Date, signed by an executive officer of the Company certifying the Company’s compliance with the conditions set forth in Section 8.02(a) and Section 8.02(b) (which, for the avoidance of doubt, will only be in respect of the Company’s representations, warranties and covenants);

(b)               a closing certificate, dated as of the Initial Closing Date, signed by each Seller certifying such Seller’s compliance with the conditions set forth in Section 8.02(a) and Section 8.02(b) (which, for the avoidance of doubt, will only be in respect of each Seller’s representations, warranties and covenants);

(c)                stock certificates evidencing all of the Seller Shares, duly endorsed in blank or accompanied by stock powers or other instruments of transfer duly executed in blank, with all required stock Transfer Tax stamps affixed thereto; or lost certificate affidavits in lieu thereof;

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(d)               (i) an assignment agreement in respect of the Series D Rights Sale and C&D Agreement, in form and substance mutually satisfactory to Buyer and MVC, duly executed by MVC, and (ii) an assignment agreement in respect of the Series D Rights Sale and Series D Letter Agreement, in form and substance substantially the same as the form contemplated by clause (i), duly executed by Lewis (the “Series D Assignment Agreements”);

(e)                an exchange agent agreement, substantially in the form attached hereto as Exhibit G (the “Exchange Agent Agreement”), duly executed by the Company;

(f)                a Lock-Up Agreement, in the form attached hereto as Exhibit H (the “Lock-Up Agreement”), duly executed by MVC;

(g)               cancellations, and releases in respect of Liabilities thereunder, of the Consulting Agreement, dated July 26, 2007, between MVC Financial Services, Inc. and Company, and Management Services Agreement, dated July 1, 2009, between MVC Financial Services, Inc. and ESPI, each in the form of Exhibit I, duly executed by each Person identified thereon;

(h)               with respect to each Company SAR, a SAR Cancellation Agreement duly executed by each Company SAR Grantee and the Company;

(i)                 an appropriate certification, in form and substance reasonably acceptable to Buyer, providing that the Company is not a U.S. real property holding corporation for purposes of Sections 897 and 1445 of the Code;

(j)                 a certificate (in customary form), dated as of the Initial Closing Date, signed by the secretary of the Company certifying as to (i) the Organizational Documents of each USG&E Company and (ii) all resolutions and consents adopted by the board of directors of the Company and Company Stockholders in connection with this Agreement and the transactions contemplated thereby;

(k)               certificates of good standing with respect to each of the USG&E Companies issued by the relevant Governmental Authorities of the USG&E Companies’ respective jurisdictions of organization, each as of a recent date; and

(l)                 a stockholder agreement between Buyer and MVC, in the form attached hereto as Exhibit M (the “Stockholder Agreement”), duly executed by MVC.

Section 8.05         Deliveries by Buyer and Merger Sub to Sellers and the Company. At the Initial Closing, Buyer shall deliver, or cause to be delivered, the following to the Sellers and the Company:

(a)                (i) certificates representing (1) the portion of the Initial Stock Consideration to be issued to MVC, delivered to MVC, (2) the Buyer’s Series A Preferred Stock to be issued to Lewis, delivered to Lewis, and (3) the Buyer’s Series A Preferred Stock to be issued to the Sellers other than MVC and Lewis, delivered to such Sellers, and (ii) evidence from the Exchange Agent reasonably acceptable to the Sellers other than MVC that the Buyer’s Common Stock to be issued to the Sellers other than MVC has been issued and properly reflected as book-entry shares of Buyer;

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(b)               the Exchange Agent Agreement, duly executed by Buyer and the Exchange Agent;

(c)                the Lock-Up Agreement, duly executed by Buyer;

(d)               the Series D Assignment Agreements, duly executed by Buyer;

(e)                indemnification agreements with each newly-appointed member of Buyer’s board of directors as of the Initial Closing, in substantially the same form as the Buyer’s indemnification agreements with pre-Initial Closing directors, with such changes as may be reasonably agreed by MVC and Buyer, duly executed by Buyer;

(f)                a certificate (in customary form), dated as of the Initial Closing Date, signed by the secretary of Buyer certifying as to (i) the Organizational Documents of Buyer and each Buyer Subsidiary and (ii) all resolutions and consents adopted by the board of directors of Buyer and the Buyer Stockholders in connection with this Agreement and the transactions contemplated thereby;

(g)               a closing certificate, dated as of the Initial Closing Date, signed by an executive officer of Buyer and Merger Sub, certifying Buyer’s and Merger Sub’s compliance with the conditions set forth in Section 8.03(a), Section 8.03(b) and Section 8.03(d);

(h)               evidence from the Secretary of State of the State of Delaware that Buyer has filed the Certificate of Designation as an amendment to Buyer’s Second Restated Certificate of Incorporation with the Secretary of State of the State of Delaware;

(i)                 the Stockholder Agreement, duly executed by Buyer;

(j)                 a letter of resignation, in customary form, of each member of Buyer’s board of directors who is not listed on Exhibit A of the Stockholder Agreement, effective as of the Initial Closing, resigning as a member of the board of directors or similar governing body of Buyer and each of its Subsidiaries (collectively, the “Letters of Resignation”); and

(k)               a unanimous written consent of the members of the board of directors of Buyer (taking into account the resignation of those directors pursuant to the Letters of Resignation), accepting the resignations set forth in the Letters of Resignation and appointing and electing the individuals set forth in the Designation Notice as members of the board of directors of Buyer, to fill the vacancies on the board of directors of Buyer created by the resignations of directors pursuant to the Letters of Resignation, to be effective immediately following the Initial Closing, duly executed by such members of the board of directors of Buyer and in form reasonably acceptable to the Sellers’ Representative.

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Article 9
INDEMNIFICATION

Section 9.01         Indemnification Obligations to Buyer.

(a)                From and after the Initial Closing Date, subject to the limitations and other provisions set forth in this Article 9, each Seller will, severally (and not jointly and severally) as to himself, herself or itself only, indemnify and hold harmless Buyer and each of its Affiliates and their respective Representatives, and each of their respective heirs, executors, insurers, successors and assigns (collectively, the “Buyer Indemnified Parties”), from, against and in respect of and shall pay, compensate and reimburse the Buyer Indemnified Parties for any and all claims, Liabilities, obligations, losses, costs, expenses, penalties, fines and judgments and damages whenever arising or incurred (including, without limitation, amounts paid in settlement, costs of investigation and reasonable attorneys’ fees and expenses) (collectively, “Losses”), arising out of or relating to (and regardless of whether those damages relate to a Third Party Claimant) any breach or inaccuracy of any representation or warranty made by such Seller in Article 4 of this Agreement.

(b)               The claims, Liabilities, obligations, losses, costs, expenses, penalties, fines and damages of the Buyer Indemnified Parties described in Section 9.01(a), as to which the Buyer Indemnified Parties are entitled to indemnification hereunder, are hereinafter referred to as the “Buyer Losses.”

Section 9.02         Direct Claims.

(a)                Except as otherwise provided herein, in order for a Buyer Indemnified Party to make a proper claim for indemnification hereunder, such Buyer Indemnified Party must, within the Claims Period, give to the applicable Seller (such applicable Seller, the “Indemnifying Party”) a notice in writing (a “Claim Notice”) describing in reasonable detail any claim for indemnification hereunder and the facts giving rise to such claim.

(b)               If a Buyer Indemnified Party sends a Claim Notice, then the Buyer Indemnified Party and the Indemnifying Party shall attempt in good faith to resolve any disputed claim within thirty (30) days after the Indemnifying Party’s receipt thereof. If the Indemnifying Party does not so respond within such thirty (30) days period, the Indemnifying Party shall be deemed to have accepted such claim, in which case, the Buyer Indemnified Party shall be free to pursue such remedies as may be available to the Buyer Indemnified Party on the terms and subject to the provisions of this Agreement.

(c)                Notwithstanding the foregoing, this Section 9.02 does not apply with respect to a claim made by a Person that is not a Party to this Agreement (any such Person, a “Third Party Claimant”) against a Buyer Indemnified Party, which claims are governed by Section 7.09 and Section 9.03.

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Section 9.03         Third Party Claims.

(a)                Promptly after receipt by a Buyer Indemnified Party under this Article 9 of a Claim Notice by a Third Party Claimant of any notice or commencement of any Action with respect to which such Buyer Indemnified Party may be entitled to indemnification under this Article 9 for any Buyer Losses, such Buyer Indemnified Party will notify the Indemnifying Party, promptly following the Buyer Indemnified Party’s receipt of such notice or commencement of such Action, in any event no later than twenty (20) days after receipt of such Claim Notice by a Third Party Claimant, but to the extent reasonably practicable, not less than five (5) Business Days prior to any deadline for any response.

(b)               The Indemnifying Party will have the right, upon written notice delivered to the Buyer Indemnified Party within twenty (20) days thereafter, to accept full responsibility (subject to the limitations set forth in Section 9.05 and Section 9.06) for any Buyer Losses resulting from such Action, and to assume the defense of such Action, including the employment of counsel reasonably satisfactory to the Buyer Indemnified Party and the payment of the fees and disbursements of such counsel. In the event, however, that the Indemnifying Party declines or fails to assume the defense of the Action on the terms provided above or to employ counsel reasonably satisfactory to the Buyer Indemnified Party, in either case within such twenty (20) day period, then such Buyer Indemnified Party may employ counsel to represent or defend it in any such Action and the Indemnifying Party will pay the reasonable fees and disbursements of such counsel as incurred (subject to the limitations set forth in Section 9.05 and only to the extent the Indemnifying Party is finally determined to be liable to indemnify under this Article 9 under any of the provisions of Section 9.01(a)); provided, however, that the Indemnifying Party will not be required to pay the fees and disbursements of more than one counsel for all Buyer Indemnified Parties in any jurisdiction in any single Action. In any Action with respect to which indemnification is being sought hereunder, the Buyer Indemnified Party or the Indemnifying Party, whichever is not assuming the defense of such Action, will have the right to participate in such matter and to retain its own counsel at such Party’s own expense.

(c)                The Indemnifying Party or the Buyer Indemnified Party, as the case may be, will at all times use reasonable efforts to keep the Indemnifying Party or the Buyer Indemnified Party, as the case may be, reasonably apprised of the status of the defense of any matter the defense of which they are maintaining and to cooperate in good faith with each other with respect to the defense of any such matter. No Buyer Indemnified Party may settle or compromise any claim or consent to the entry of any judgment with respect to which indemnification is being sought hereunder without the prior written consent of the Indemnifying Party in its sole discretion, unless the Indemnifying Party fails to assume and maintain the defense of such claim pursuant to Section 9.03(a), in which case such settlement or compromise shall be subject to the consent of the Indemnifying Party not to be unreasonably withheld, conditioned or delayed. An Indemnifying Party may not, without the prior written consent of the Buyer Indemnified Party (which shall not be unreasonably withheld, conditioned or delayed), settle or compromise any claim or consent to the entry of any judgment with respect to which indemnification is being sought hereunder unless (i) such settlement, compromise or consent includes an unconditional release of the Buyer Indemnified Party from all liability arising out of such claim, (ii) does not contain

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any admission or statement suggesting any wrongdoing or Liability on behalf of the Buyer Indemnified Party and (iii) does not contain any equitable order, judgment or term which in any manner affects, restrains or interferes with the business of the Buyer Indemnified Party or any of the Buyer Indemnified Party’s Affiliates.

Section 9.04         Claims Period. For purposes of this Agreement, a “Claims Period” is the period during which a claim for indemnification may be asserted under this Agreement by a Buyer Indemnified Party. The Claims Period for all claims pursuant to Section 9.01(a) will begin on the Initial Closing Date and terminate on the fifteen (15) month anniversary of the Initial Closing Date, except that the Claims Period for indemnification claims will begin on the Initial Closing Date and terminate on for breaches of the Fundamental Representations, on the date that is the seventh (7th) year anniversary of the Initial Closing Date.

Section 9.05         Limitations on Indemnity.

(a)                The indemnification provided in this Article 9 shall be the exclusive post-Initial Closing remedy available to any Buyer Indemnified Party for any breach of any representation or warranty by a Seller contained herein or in any of the documents contemplated hereby.

(b)               The parties agree that any indemnification payment made under this Article 9 shall be treated as an adjustment to the Initial Stock Consideration for all Tax purposes unless otherwise required by applicable Law.

Section 9.06         Recovery.

(a)                Notwithstanding anything to the contrary set forth herein, the Buyer Indemnified Parties shall not be entitled to recover and shall not make a claim against any Seller for indemnification for Buyer Losses in excess of the consideration actually received by such Seller at the Initial Closing. All indemnification obligations of a Seller shall be satisfied by cancellation, termination or surrender first of Seller’s shares of Buyer’s Series A Preferred Stock issued as Initial Stock Consideration to such Seller, with each such share being valued equal to its liquidation preference set forth in the Certificate of Designation (as may be amended from time to time) and second of Seller’s shares of Buyer’s Common Stock, with each such share being valued at its then-fair market value, as determined based on Buyer’s trading price.

(b)               Notwithstanding anything in this Agreement to the contrary, in no event shall any Buyer Indemnified Party be entitled to recover under this Agreement for special, exemplary or punitive damages of any kind whatsoever, including lost profits (except to the extent such damages are actually paid to a third party).

Section 9.07         Non-Survival of Representations and Warranties. Except for the representations and warranties made by the Sellers in Article 4 of this Agreement, which shall survive for the applicable Claims Period, none of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Initial Closing. This Section 9.07 shall not limit any covenant or agreement of the Parties which by its terms contemplates performance after the Initial Closing.

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Article 10
TERMINATION

Section 10.01     Termination. This Agreement may be terminated prior to the Initial Closing:

(a)                by the mutual written consent of Buyer, the Company and Sellers’ Representative;

(b)               by either Buyer, on the one hand, or the Company and Sellers’ Representative, on the other hand, in the event (i) there shall be any applicable Law, permanent injunction or other order, ruling or decree issued by a court of competent jurisdiction permanently restraining, making illegal or otherwise prohibiting consummation of (A) the acquisition of the Seller Shares by Buyer or (B) the Merger, and (ii) such injunction or order, ruling or decree is or shall have become final and non-appealable; provided, that the Party seeking to terminate this Agreement pursuant to this Section 10.01(b) shall have used its commercially reasonable efforts to have such injunction or other order, ruling or decree vacated or made inapplicable to the transactions contemplated by this Agreement;

(c)                by the Company and Sellers’ Representative (or MVC pursuant to clause (iii) below), if:

(i)                 Buyer or Merger Sub has breached or failed to perform any of their representations, warranties, covenants or agreements contained in this Agreement, which breach or failure to perform, either individually or in the aggregate, (x) would result in a failure of a condition set forth in Section 8.03(a) or Section 8.03(b), and (y) cannot be cured on or before the Outside Date or, if curable, is not cured by Buyer or Merger Sub within twenty (20) days of receipt by Buyer of written notice of such breach or failure; provided that Sellers shall not have the right to terminate this Agreement pursuant to this Section 10.01(c)(i) if the Sellers or the Company are then in material breach of any of their representations, warranties, covenants or agreements contained in this Agreement such that the conditions in Section 8.02(a) or Section 8.02(b) would not be satisfied;

(ii)               the Initial Closing has not occurred on or before the four (4) month anniversary of the Effective Date (the “Outside Date”) provided, that Sellers shall not be entitled to terminate this Agreement pursuant to this Section 10.01(c)(ii) if Sellers’ failure to comply in all material respects with their obligations under this Agreement has prevented the consummation of the transactions contemplated by this Agreement; or

(iii)             the board of directors of the Company or MVC, as applicable, authorizes the Company or MVC, as applicable, subject to complying with the terms of this Agreement, to enter into definitive transaction documentation providing for a Superior Proposal.

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(d)               by Buyer, if

(i)                 the board of directors of Buyer authorizes Buyer, subject to complying with the terms of this Agreement, to enter into definitive transaction documentation providing for a Superior Proposal;

(ii)               the Sellers or the Company have breached or failed to perform any representation, warranty, covenant or agreement contained in this Agreement, which breach or failure to perform, either individually or in the aggregate, (x) would result in a failure of a condition set forth in Section 8.02(a) or Section 8.02(b), and (y) cannot be cured on or before the Outside Date or, if curable, is not cured by the Sellers or the Company, as applicable, within twenty (20) days of receipt by the Sellers of written notice of such breach or failure; provided that Buyer shall not have the right to terminate this Agreement pursuant to this Section 10.01(d)(ii) if Buyer or Merger Sub is then in material breach of any of its representations, warranties, covenants or agreements contained in this Agreement such that the conditions in Section 8.03(a) or Section 8.03(b) would not be satisfied; or

(iii)             the Initial Closing has not occurred by the Outside Date; provided, that Buyer shall not be entitled to terminate this Agreement pursuant to this Section 10.01(d)(iii) if Buyer’s failure to comply in all material respects with its obligations under this Agreement has prevented the consummation of the transactions contemplated by this Agreement.

The date on which a termination pursuant to this Section 10.01 occurs shall be referred to herein as the “Termination Date.”

Section 10.02     Effect of Termination.

(a)                In the event of termination of this Agreement pursuant to Section 10.01, there shall be no liability or obligation on the part of any Party hereto other than as provided in this Section 10.02 and this Agreement shall forthwith become void (except the provisions of Section 7.04 (Restricted Use of Confidential Information), Section 7.08 (Public Announcements), Section 7.14 (Fees and Expenses), Section 10.01 (Termination), Section 10.02 (Effect of Termination), Article 11 (Sellers’ Representative) and Article 12 (Miscellaneous); provided, however, that nothing herein shall relieve any Party from liabilities for damages incurred or suffered by any other Party as a result of Willful Breach of any representations, warranties, covenants or other agreements set forth in this Agreement.

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(b)               Notwithstanding the foregoing, if this Agreement is terminated by (i) (x) the Company and the Sellers’ Representative or (y) MVC, as applicable, pursuant to Section 10.01(c)(iii) or (ii) Buyer pursuant to Section 10.01(d)(i), then (A) (if this Agreement was terminated by (x) the Company and the Sellers’ Representative or (y) MVC, as applicable), the Company shall pay Buyer a termination fee equal to Two Million Five Hundred Thousand Dollars ($2,500,000), or (B) (if this Agreement was terminated by Buyer), Buyer shall pay the Company a termination fee equal to One Million Five Hundred Thousand Dollars ($1,500,000) (either such fee, a “Termination Fee”).

(c)                If any Party fails to pay when due any amount due pursuant to this Section 10.02, then (i) such Party shall reimburse the Party to which such payment is due for reasonable costs and expenses (including reasonable fees and disbursements of counsel) incurred in connection with the collection of such overdue amount, and (ii) such Party shall pay to the Party to which such payment is due interest on such overdue amount (for the period commencing as of the date such overdue amount was originally required to be paid and ending on the date such overdue amount is actually paid in full) at a rate per annum equal to the “U.S. Prime Rate” (as published in the Wall Street Journal) in effect on the date such overdue amount was originally required to be paid.

(d)               In the event this Agreement is terminated and a Party is entitled to a Termination Fee pursuant to Section 10.02, such Termination Fee shall be the sole and exclusive remedy of such Party and its respective Affiliates (which, with respect to the Company and for purposes of this Section 10.02(d), shall include Sellers), on the one hand, against the other Parties, their Affiliates and their respective former, current or future shareholders, directors, officers, agents or other Representatives, on the other hand, in each case, for any loss suffered as a result of any breach of any representation, warranty, covenant or agreement in this Agreement, the Ancillary Agreements or the transactions contemplated hereby or thereby. Upon payment of the Termination Fee by Buyer or the Company, as applicable, the Party making such payment, its Affiliates and their respective former, current or future shareholders, directors, officers, agents or other Representatives shall have no further liability or obligation relating to or arising out of this Agreement or the transactions contemplated hereby.

Notwithstanding anything to the contrary contained in this Agreement, in no event shall a Party be required to pay a Termination Fee more than once.

Article 11
SELLERS’ REPRESENTATIVE

Section 11.01     Designation and Replacement of the Sellers’ Representative.

(a)                The Parties have agreed that it is desirable to designate a representative to act on behalf of the Sellers to represent the interests of the Sellers with respect to certain matters arising under this Agreement as specifically delegated to the Sellers’ Representative hereunder. Each Seller hereby irrevocably constitutes, designates and appoints, effective as of the Effective Date, MVC as the agent and attorney-in-fact of such Seller, and to act as the initial Sellers’ Representative under this Agreement. The Sellers’ Representative shall have such powers and authority as are necessary or appropriate to carry out the functions assigned to it under this Agreement in its absolute discretion. The

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Sellers’ Representative may resign at any time upon notice to Sellers and Buyer, and may be removed by the vote of Sellers representing a majority of the Seller Sharing Percentage (the “Majority Sellers”). Upon the resignation of the Sellers’ Representative, the Sellers shall promptly designate a replacement Sellers’ Representative by vote of the Majority Sellers. Any successor Sellers’ Representative shall be deemed automatically to be the “Sellers’ Representative” under this Agreement. The duties of the Sellers’ Responsibilities shall cease upon the Initial Closing.

(b)               Without limiting the generality of the foregoing, the Sellers’ Representative has been authorized by each Seller, for and on his, her or its behalf and directed to act, in each case, without having to seek or obtain the consent of any Person under any circumstance to:

(i)                 take all actions required by, and exercise all rights granted to, the Sellers’ Representative in this Agreement;

(ii)               receive all notices or other documents given or to be given to any Seller by Buyer pursuant to this Agreement;

(iii)             execute and deliver all agreements, certificates and documents required or deemed appropriate by the Sellers’ Representative in connection with any of the transactions contemplated under this Agreement;

(iv)             engage special counsel, accountants and other advisors and incur such other expenses in connection with any of the transactions contemplated under this Agreement;

(v)               waive or refrain from enforcing any right of the Sellers and/or the Sellers’ Representative arising out of or under or in any manner relating to this Agreement;

(vi)             negotiate any amendment to this Agreement as contemplated by Section 7.06 and take all other actions as contemplated by Section 7.06;

(vii)           agree or otherwise determine to terminate this Agreement prior to the Initial Closing in accordance with Article 10; and

(viii)         take such other action as the Sellers’ Representative may deem appropriate, including (x) agreeing to any waiver, modification or amendment of this Agreement, and executing and delivering an agreement of such waiver, modification or amendment, and (y) all such other matters as the Sellers’ Representative may deem necessary or appropriate to carry out the intents and purposes of this Agreement; provided, however, that the authorization contemplated by this clause (viii) shall not permit the Sellers’ Representative to take any such action if such action would be reasonably expected to result in a materially adverse impact on the Sellers or any of them.

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(c)                Each Seller makes, constitutes and appoints the Sellers’ Representative as such Person’s true and lawful attorney-in-fact for and in such Person’s name, place, and stead and for its use and benefit, to prepare, execute, certify, acknowledge, swear to, file, deliver, or record any and all agreements, instruments or other documents, and to take any and all actions, that are within the scope and authority of the Sellers’ Representative provided for in this Section 11.01. The grant of authority provided for in this Section 11.01 is coupled with an interest and is being granted, in part, as an inducement to the Parties to enter into this Agreement and shall be irrevocable and survive the death, incompetency, bankruptcy or liquidation of any Seller and shall be binding on any successor, administrator, executor, heir or assign thereto. Notwithstanding anything to the contrary contained herein, each Sellers acknowledges that as of the Effective Date MVC is a significant stockholder of Buyer and such Seller expressly waives any conflict of interest resulting from such stockholding by MVC in its role as Sellers’ Representative.

(d)               The Sellers’ Representative will provide to the Sellers a copy of any material notice delivered pursuant to this Agreement to the Sellers’ Representative in its capacity as such for the Sellers within a reasonable period of time after receipt by the Sellers’ Representative.

(e)                Notwithstanding anything to the contrary contained in this Agreement, the Sellers’ Representative may not take any action that will result or is reasonably expected to result in (i) any Seller being (x) adversely impacted in a manner disproportionate to any other Seller with respect to the Initial Stock Consideration to be received by such Seller or any liability of such Seller hereunder, or (y) materially adversely impacted in a manner disproportionate to any other Seller with respect to any matter other than the matters contemplated by the preceding clause (x), in each case without such disproportionately impacted Seller’s written consent, or (ii) MVC or any of its Affiliates receiving a benefit in its capacity as a Seller without a proportionate benefit to each other Seller.

Section 11.02     Certain Agreements of Sellers. Each Seller (a) agrees that all actions taken by the Sellers’ Representative pursuant to this Agreement shall be binding upon such Seller and such Seller’s successors as if expressly confirmed and ratified in writing by such Seller, (b) waives any and all defenses which may be available to contest, negate or disaffirm the action of the Sellers’ Representative taken in good faith under this Agreement and (c) grants the Sellers’ Representative full power and authority to interpret all terms and provisions of this Agreement. The Sellers’ Representative shall at all times be entitled to (but not required to) rely on any directions received from the Majority Sellers. As among the Sellers, each Seller acknowledges and agrees to its Seller Sharing Percentage and portion of the Initial Stock Consideration, in each case, as set forth in the Payment Schedule. Buyer and Merger Sub may rely upon any decision, act, consent or instruction of Sellers’ Representative as being the decision, act, consent or instruction of the Sellers.

Section 11.03     Limitation of Liability; Indemnification.

(a)                The Sellers’ Representative shall incur no liability to the Sellers of any kind whatsoever with respect to any action or inaction taken or failed to be taken, by it or by its agents, in connection with its services pursuant to this Agreement, except in the event of liability directly resulting from its own willful misconduct or gross negligence. Sellers’ Representative may act in reliance upon any signature

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believed by it to be genuine and may reasonably assume that such person has proper authorization to sign on behalf of the applicable Seller or other party. In all questions arising under this Agreement, Sellers’ Representative may rely on the advice of counsel, accountants or other skilled persons, and Sellers’ Representative will not be liable to the Sellers or any other Person for anything done, omitted or suffered in good faith by Sellers’ Representative based on such advice of counsel, accountants or other skilled persons, as the case may be.

(b)               The Sellers shall, severally and not jointly, on a pro rata basis based on each Seller’s Seller Sharing Percentage, indemnify, defend and save harmless Sellers’ Representative and its members, managers, partners, directors, equity holders, officers, agents and employees (the “Sellers’ Representative Indemnitees”) from and against any and all Losses arising out of or in connection with Sellers’ Representative’s execution and performance of this Agreement, or otherwise in connection with acting as the Sellers’ Representative, in each case as such Loss is suffered or incurred; provided, that in the event that any such Loss or any portion thereof is finally adjudicated to have been directly caused by the gross negligence or willful misconduct of any Sellers’ Representative Indemnitee, Sellers’ Representative shall repay to the Sellers the amount of such indemnified Loss to the extent attributable to such gross negligence or willful misconduct. In no event will the Sellers’ Representative be required to advance its own funds on behalf of a Seller or otherwise. The Sellers shall, severally and not jointly, on a pro rata basis based on each Seller’s Seller Sharing Percentage, upon demand reimburse Sellers’ Representative for all expenses incurred by Sellers’ Representative in connection with Sellers’ Representative’s performance of this Agreement and acting as the Sellers’ Representative hereunder. The Sellers acknowledge and agree that the foregoing indemnities shall survive the resignation or removal of the Sellers’ Representative or the termination of this Agreement.

(c)                The Parties agree that to the extent Sellers’ Representative receives documents, spreadsheets or other forms of information from any Party and Sellers’ Representative is required to deliver any such document, spreadsheet or other form of information to another Party, Sellers’ Representative is not responsible for the content of such materials, nor is Sellers’ Representative responsible for confirming the accuracy of any information contained in such materials or reconciling the content of any such materials with any other documents, spreadsheets or other information.

(d)               Notwithstanding anything in this Agreement to the contrary, in no event shall Sellers’ Representative be liable under this Agreement to the Sellers for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), regardless of whether or not any such damages were foreseeable or contemplated and even if Sellers’ Representative has been advised of the likelihood of such loss or damage, no matter the form of action.

Article 12
MISCELLANEOUS

Section 12.01     Notices. All notices, communications and deliveries under this Agreement will be made in writing signed by or on behalf of the Party making the same, will specify the Section under this Agreement pursuant to which it is given or being made, and will be delivered personally, sent by registered or certified mail

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(return receipt requested), by reputable national courier (with evidence of delivery and postage and other fees prepaid) or by electronic mail (with receipt confirmed) to the address set forth on the recipient’s signature page to this Agreement or to such other representative or at such other address of a recipient as such Party may furnish to the other Parties in writing. All notices, communications and deliveries shall be deemed delivered: (a) when delivered by hand; (b) on the third day after the date mailed, by registered or certified mail; (c) when received by the addressee if sent by reputable national courier; or (d) on the date sent by email (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient.

Section 12.02     Exhibits and Schedules. The Exhibits and Schedules to this Agreement are hereby incorporated into this Agreement and are hereby made a part of this Agreement as if set out in full in this Agreement.

Section 12.03     Assignment; Successors in Interest. No assignment or transfer by any Party of its rights and obligations under this Agreement may be made except with the prior written consent of each other Party to this Agreement; provided that (a) Buyer may assign this Agreement and any or all of its rights and interests hereunder to one or more of its Affiliates or designate one or more of its Affiliates to perform its obligations hereunder, in each case, so long as Buyer is not relieved of any liability or obligations hereunder and in no event can such assignment by Buyer modify the Initial Stock Consideration, (b) following the Merger Closing, Buyer may assign this Agreement and any or all of its rights and interest hereunder to any purchaser of all or substantially all its assets or designate such purchaser to perform its obligations hereunder and (c) following the Merger Closing, Buyer may collaterally assign any or all of its rights and obligations hereunder to any of its Affiliates so long as Buyer is not relieved of its obligations. This Agreement will be binding upon and will inure to the benefit of the Parties and their successors and permitted assigns, and any reference to a Party will also be a reference to a successor or permitted assign.

Section 12.04     Number; Gender. Whenever the context so requires, the singular number will include the plural and the plural will include the singular, and the gender of any pronoun will include the other genders.

Section 12.05     Captions. The titles, headings, subheadings, captions and table of contents contained in this Agreement are inserted in this Agreement only as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision of this Agreement. Unless otherwise specified to the contrary, all references to Sections are references to Sections of this Agreement and all references to Schedules are references to Schedules to this Agreement.

Section 12.06     Controlling Law. This Agreement and any Legal Dispute will be governed by and construed and enforced in accordance with the laws of the State of Delaware without reference to choice of law rules of any jurisdiction.

Section 12.07     Consent to Jurisdiction, Waiver of Jury Trial, Etc.. EACH OF THE PARTIES HEREBY IRREVOCABLY CONSENTS AND AGREES THAT ANY ACTION, SUIT OR PROCEEDING ARISING IN CONNECTION WITH ANY DISAGREEMENT, DISPUTE, CONTROVERSY OR CLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY RELATED DOCUMENT (FOR PURPOSES OF THIS SECTION, A “LEGAL DISPUTE”) MAY ONLY BE BROUGHT IN THE STATE OR FEDERAL COURTS LOCATED IN THE COUNTY OF

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NEW CASTLE AND STATE OF DELAWARE. THE PARTIES AGREE THAT ALL ACTIONS, SUITS OR PROCEEDINGS WITH RESPECT TO ANY LEGAL DISPUTE SHALL BE SUBJECT TO THE EXCLUSIVE JURISDICTION OF SUCH COURT. EACH OF THE PARTIES HEREBY WAIVES THE RIGHT TO ASSERT, AND AGREES NOT TO ASSERT, AS A DEFENSE IN ANY LEGAL DISPUTE, THAT IT IS NOT SUBJECT THERETO OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SUCH COURT OR THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM EXECUTION, THAT THE ACTION, SUIT OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF THE ACTION, SUIT OR PROCEEDING IS IMPROPER. EACH PARTY ALSO AGREES TO WAIVE, AND HEREBY WAIVES, ANY RIGHT TO TRIAL BY JURY IN RESPECT OF ANY LEGAL DISPUTE. EACH PARTY HERETO AGREES THAT A FINAL JUDGMENT IN ANY ACTION, SUIT OR PROCEEDING DESCRIBED IN THIS Section 12.07 AFTER THE EXPIRATION OF ANY PERIOD PERMITTED FOR APPEAL AND SUBJECT TO ANY STAY DURING APPEAL SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY APPLICABLE LAWS.

Section 12.08     Severability. The provisions of this Agreement are severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions of this Agreement. If any provision of this Agreement, or the application of that provision to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision will be substituted for that provision in order to carry out, so far as may be valid and enforceable, the intent and purpose of the invalid or unenforceable provision and (b) the remainder of this Agreement and the application of that provision to other Persons or circumstances will not be affected by such invalidity or unenforceability.

Section 12.09     Counterparts. This Agreement may be executed in any number of counterparts and any Party hereto may execute any such counterpart, each of which when executed and delivered will be deemed to be an original, and all of which counterparts taken together constitute but one and the same instrument. Facsimile signature pages and signature pages scanned electronically will be deemed originals for all purposes and may be attached to copies of this Agreement as originals.

Section 12.10     Enforcement of Certain Rights. Other than as set forth in Section 7.11(c) and Section 11.03 with respect to Sellers’ Representative Indemnitees, nothing in this Agreement is intended, or will be construed, to confer upon or give any Person other than the Parties, and their successors or permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, or result in such Person being deemed a third party beneficiary of this Agreement.

Section 12.11     Amendment and Waiver. This Agreement may be amended or supplemented at any time by additional written agreements signed by, or on behalf of the Parties, as may mutually be determined by the Parties to be necessary, desirable or expedient to further the purpose of this Agreement or to clarify the intention of the Parties. No provision of this Agreement may be waived or extended except by a written instrument signed by the Party against whom the waiver or extension is to be effective. No failure or delay on the part of any Party in the exercise of any right hereunder shall impair such right or be construed to be a waiver

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of, or acquiescence in, any breach of any representation, warranty or agreement in this Agreement, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or of any other right.

Section 12.12     Integration. This Agreement and the agreements and documents executed pursuant to this Agreement supersede all negotiations, agreements and understandings among the Parties with respect to the subject matter of this Agreement and constitutes the entire agreement between the Parties, except for that certain Confidentiality Agreement, which shall remain in force and effect until the Initial Closing or, if the Initial Closing does not occur, until said Confidentiality Agreement expires in accordance with its terms.

Section 12.13     Cooperation. After the Initial Closing Date, each of the Parties shall execute and deliver to the others such further instruments and agreements as the other Party shall reasonably request to consummate or confirm the transactions provided for in this Agreement, to accomplish the purpose of this Agreement or to assure to the other Party the benefits of this Agreement.

Section 12.14     Provision Regarding Legal Representation. It is acknowledged by each of the Parties that certain of the USG&E Companies and/or MVC have retained Locke Lord LLP, Kramer Levin Naftalis & Frankel LLP and Davis Wright Tremaine LLP (collectively, the “Law Firms”) to act as its counsel in connection with the transactions contemplated by this Agreement, that the Law Firms have not acted as counsel for any other Party in connection with the transactions contemplated hereby, and that none of the other Parties has the status of a client of the Law Firms for conflict of interest or any other purposes as a result thereof. Each Party hereby agrees that, in the event that a dispute arises after the Initial Closing between Buyer, any USG&E Company and/or any of their respective Affiliates on the one hand, and any Seller or its Affiliates, on the other hand, the Law Firms may represent any Seller and/or such Affiliates in such dispute even though the interests of such Seller and/or such Affiliates may be directly adverse to Buyer, any USG&E Company and/or any of their respective Affiliates, and even though the Law Firms may have represented the USG&E Companies or their respective Affiliates in a matter substantially related to such dispute, or may be handling ongoing matters for Buyer, any USG&E Company and/or any of their respective Affiliates. Buyer further agrees that, as to all communications among any Law Firm, the USG&E Companies, MVC and/or any of their respective Affiliates that relate to the transactions contemplated by this Agreement (collectively, the “Privileged Communications”), the attorney–client privilege and the expectation of client confidence belongs to MVC and may be controlled by MVC and shall not pass to or be claimed by Buyer, any USG&E Company or any of their respective Affiliates. The Privileged Communications are the property of MVC, and from and after the Initial Closing none of the USG&E Companies, their respective Affiliates or any Person purporting to act on behalf of or through any USG&E Company or its Affiliate will seek to obtain such communications, whether by seeking a waiver of the attorney-client privilege or through other means. The Privileged Communications may be used by MVC and/or any of its Affiliates in connection with any dispute that relates in any way to the transactions contemplated by this Agreement. Notwithstanding the foregoing, in the event that a dispute arises between Buyer, any USG&E Company or any of their respective Affiliates and a third party (other than a Party to this Agreement or any of their respective Affiliates) after the Initial Closing, the USG&E Companies and their Affiliates may assert the attorney-client privilege to prevent disclosure of confidential communications by the Law Firms to such third party; provided, however, that neither the USG&E Companies nor any of their Affiliates may waive such privilege without the prior written consent of MVC.

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Section 12.15     Schedule and SEC Document References.

(a)                The Parties agree that any reference in a particular Section of the Schedules attached to this Agreement shall only be deemed to be an exception to (or, as applicable, a disclosure for purposes of) (i) the representations and warranties (or covenants, as applicable) of the relevant Party that are contained in the corresponding Section of this Agreement and (ii) any other representations and warranties of such Party that is contained in this Agreement, but only if the relevance of that reference as an exception to (or a disclosure for purposes of) such representations and warranties is reasonably apparent. The mere inclusion of an item in the Schedules attached to this Agreement as an exception to a representation or warranty shall not be deemed an admission that (and no Party shall use, in a dispute or controversy, the inclusion of such items in such Schedule as evidence that) such item represents a material exception or material fact, event or circumstance or that such item has had or would reasonably be expected to have a Material Adverse Effect on a Party.

(b)               The Parties agree that any information (excluding any forward-looking disclosures set forth in any “risk factors” section, any disclosures in any “forward-looking statements” section and any other disclosures included therein to the extent they are predictive or forward-looking in nature, it being understood that any factual information contained within such sections shall not be excluded) contained in any part of any Buyer SEC Document shall only be deemed to be an exception to (or a disclosure for purposes of) Buyer’s representations and warranties contained in this Agreement if the relevance of that information as an exception to (or a disclosure for purposes of) such representations and warranties is reasonably apparent.

Section 12.16     Buyer Stock Legends. Any certificates representing the Initial Stock Consideration shall bear, and any book-entry account statement representing the Initial Stock Consideration will be endorsed with, the legends set forth on Exhibit K (in addition to any legend required under applicable state securities Laws). The foregoing legends shall cease to be required, and Buyer shall cause such legends to be removed promptly upon a Seller’s request, (a) with respect to any legend regarding the restrictions arising under the Lock-Up Agreement, after the Lock-Up Agreement has expired or if MVC desires to transfer Initial Stock Consideration pursuant to an exception under the Lock-Up Agreement, and (b) with respect to any other legend, after the applicable shares are registered following the effectiveness of the S-3 Registration Statement or are tradeable without restriction pursuant to Rule 144 under the 1933 Act and under other applicable Laws.

Section 12.17     No Presumption Against Drafters; Non-Reliance. This Agreement has been negotiated by the Parties with the assistance of their respective counsel, and the language used in this Agreement expresses their mutual intent. Any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in interpreting this Agreement. Each of the Parties hereto acknowledges and agrees that it has conducted its own independent investigation, review and analysis of the details of the transactions contemplated hereby and has entered into this Agreement of its own volition in reliance solely on its own investigation and the representations and warranties contained herein, and not in reliance on any other representations and warranties of any kind or nature.

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Section 12.18     Specific Performance. The Parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms of this Agreement and that the Parties shall be entitled to injunctive relief to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions of this Agreement, in addition to any other remedy to which they are entitled at Law or in equity.

Section 12.19     Releases.

(a)                Each Seller hereby agrees that it shall not (and shall cause its controlled Affiliates not to) make any claim for indemnification against Buyer, Merger Sub, the Company, the Surviving Corporation or any of their respective Affiliates by reason of the fact that any Seller or any controlled Affiliate of any Seller is or was a stockholder of any of the USG&E Companies (whether such claim is for judgments, damages, penalties, fines, costs, amounts paid in settlement, losses, expenses or otherwise and whether such claim is pursuant to any statute, charter document, bylaw, agreement or otherwise), other than pursuant to this Agreement and any of the other agreements or certificates executed and delivered by Buyer or Merger Sub in favor of the Sellers in connection herewith. Effective upon the Initial Closing, each Seller (on its own behalf and on behalf of its controlled Affiliates) hereby irrevocably waives, releases and discharges the Company and its Affiliates from any and all liabilities and obligations to it of any kind or nature whatsoever that it may have as a result of such Seller being a stockholder of any of the USG&E Companies and solely in the capacity of such (including in respect of any rights of contribution or indemnification as a stockholder of the USG&E Companies), in each case whether absolute or contingent, liquidated or unliquidated, known or unknown, and whether arising under any agreement or understanding (other than pursuant to this Agreement and any of the other agreements or certificates executed and delivered by Buyer or Merger Sub in favor of the Sellers in connection herewith) or otherwise at law or equity (collectively, the “Seller Released Claims”), and each Seller agrees that it shall not (and that it shall cause its controlled Affiliates not to) seek to recover any amounts in connection with any Seller Released Claims from the Company or any of its Affiliates. EACH SELLER (ON ITS OWN BEHALF AND ON BEHALF OF ITS AFFILIATES) EXPRESSLY WAIVES AND RELINQUISHES ALL RIGHTS AND BENEFITS AFFORDED BY SECTION 1542 OF THE CIVIL CODE OF THE STATE OF CALIFORNIA, WHICH STATES AS FOLLOWS:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THIS RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.”

(b)               In no event shall Buyer, Merger Sub, the Company, the Surviving Corporation or any of their respective Affiliates have any liability whatsoever to any Seller (or any Affiliate of any Seller) for breaches of the representations, warranties, agreements or covenants of Sellers or the Company hereunder, and no Seller shall (and shall cause its Affiliates not to) in any event seek contribution from Buyer, Merger Sub, the Company, the Surviving Corporation or any of their respective Affiliates in respect of any indemnification payments required to be made by any Seller pursuant to Article 9 of this Agreement.

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(c)                Effective upon the Initial Closing, the Company (on its own behalf and on behalf of the USG&E Companies) hereby irrevocably waives, releases and discharges each of the Sellers and its Affiliates from any and all liabilities and obligations to it of any kind or nature whatsoever that it may have as a result of such Seller or any Affiliate of such Seller being a stockholder of any of the USG&E Companies and solely in the capacity of such (including in respect of any rights of contribution or indemnification), in each case whether absolute or contingent, liquidated or unliquidated, known or unknown, and whether arising under any agreement or understanding (other than pursuant to this Agreement and any of the other agreements or certificates executed and delivered by such Seller in connection herewith) or otherwise at law or equity (collectively, the “Company Released Claims”), and the Company agrees that it shall not (and that it shall cause its Affiliates not to) seek to recover any amounts in connection with any Company Released Claims from the Sellers or any of their respective Affiliates.

[Signatures follow on next page]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed, as of the date first above written.

Equus Total Return, Inc.

By: ____________________________
Name:
Title:

Address for Notices:

ETR Merger Sub, Inc.

By: ____________________________
Name:
Title:

Address for Notices:

[Signature Page to Stock Purchase Agreement and Plan of Merger]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed, as of the date first above written.

U.S. GAS & ELECTRIC, INC.

By: ____________________________
Name:
Title:

Address for Notices:

MVC CAPITAL, INC. as a Seller and Sellers’ Representative

By: ____________________________
Name:
Title:

Address for Notices:

[Signature Page to Stock Purchase Agreement and Plan of Merger]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed, as of the date first above written.

“SELLERS”

Phillip George

Address for Notices:

[Signature Page to Stock Purchase Agreement and Plan of Merger]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed, as of the date first above written.

“SELLERS”

Franklin C. Lewis

Address for Notices:

[Signature Page to Stock Purchase Agreement and Plan of Merger]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed, as of the date first above written.

“SELLERS”

James Wiser

Address for Notices:

[Signature Page to Stock Purchase Agreement and Plan of Merger]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed, as of the date first above written.

“SELLERS”

James Pinto

Address for Notices:

[Signature Page to Stock Purchase Agreement and Plan of Merger]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed, as of the date first above written.

“SELLERS”

Robert Paladino

Address for Notices:

[Signature Page to Stock Purchase Agreement and Plan of Merger]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed, as of the date first above written.

“SELLERS”

Victor Ferreira

Address for Notices:

Big Apple Energy, LLC

By:
Name:
Title:

Address for Notices:

[Signature Page to Stock Purchase Agreement and Plan of Merger]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed, as of the date first above written.

“SELLERS”

Barry J. Gross

Address for Notices:

[Signature Page to Stock Purchase Agreement and Plan of Merger]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed, as of the date first above written.

“SELLERS”

Allan G. Anderson

Address for Notices:

[Signature Page to Stock Purchase Agreement and Plan of Merger]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed, as of the date first above written.

“SELLERS”

Mark Srour

Address for Notices:

[Signature Page to Stock Purchase Agreement and Plan of Merger]

Exhibit A

Certificate of Designation

See attached

Exhibit A to Stock Purchase Agreement and Plan of Merger

Exhibit B

Fully-Diluted Common Shares and Percentages

See attached.

Exhibit B to Stock Purchase Agreement and Plan of Merger

Exhibit C

Payment Schedule

See attached.

Exhibit C to Stock Purchase Agreement and Plan of Merger

Exhibit D

Form of Letter of Transmittal

See attached.

Exhibit D to Stock Purchase Agreement and Plan of Merger

Exhibit E

Macquarie Amendment

See attached.

Exhibit E to Stock Purchase Agreement and Plan of Merger

Exhibit F

Restated Buyer Organization Documents

See attached.

Exhibit F to Stock Purchase Agreement and Plan of Merger

Exhibit G

Form of Exchange Agent Agreement

See attached.

Exhibit G to Stock Purchase Agreement and Plan of Merger

Exhibit H

Form of Lock-Up Agreement

See attached.

Exhibit H to Stock Purchase Agreement and Plan of Merger

Form of Lock-Up Agreement

[●], 2017

Equus Total Return, Inc.,
700 Louisiana Street, 48th Floor,
Houston, TX 77002

Ladies and Gentlemen:

This letter is being delivered to you in connection with the Stock Purchase Agreement and Plan of Merger, dated as of April 24, 2017 (the “Agreement”), by and among Equus Total Return, Inc., a Delaware corporation (“ETR”), U.S. Gas & Electric, Inc., a Delaware corporation (“USG&E”), MVC Capital, Inc., a Delaware corporation (“MVC”), and each other person that is a signatory thereto under the heading “Sellers”, pursuant to which, among other things, ETR will issue to MVC, at the Initial Closing, certain shares of ETR’s common stock, par value $0.001 per share (such shares as issued to MVC at the Initial Closing pursuant the Agreement, the “Common Stock”) and ETR’s Series A Preferred Stock, par value $0.001 per share (such shares as issued to MVC at the Initial Closing pursuant the Agreement, the “Preferred Stock”) in consideration for the acquisition by ETR, on the Initial Closing Date, of the outstanding capital stock of USG&E held by MVC (the “Transaction”). Capitalized terms not otherwise defined herein shall have the meanings given to them in the Agreement.

To induce you to close the Transaction in accordance with the Agreement, the undersigned hereby agrees that, during the period commencing on the Initial Closing Date and ending on the twelve (12) month anniversary of the Initial Closing Date (the “Restricted Period”), it will not (and will not permit any of its Affiliates to), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, the Common Stock or the Preferred Stock beneficially owned (as such term is used in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) by the undersigned or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock or the Preferred Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of the Common Stock or the Preferred Stock or such other securities, in cash or otherwise or publicly announce any intention to do any of the foregoing.

The foregoing paragraph shall not apply to:

(a) transfers of the Common Stock or the Preferred Stock to or among Affiliates of the undersigned (including, for the avoidance of doubt, such investment funds or other business entities controlled or managed by, or that controls or manages, or under common management with, the undersigned) or charitable organizations as long as (i) no filing under Section 16(a) of the Exchange Act shall be required or shall be voluntarily made in connection with such transfer or disposition and (ii) each transferee shall execute and deliver to ETR a lock-up letter in the form of this letter agreement or a joinder to this letter agreement;

(b) transfers of the Common Stock or the Preferred Stock made pursuant to a merger, stock exchange, stock acquisition, take-over bid or other similar transaction that results in the acquisition by, or transfer to, a third party or group of related parties, of a majority of the voting securities of ETR issued and outstanding; provided that in the event such transaction is not completed, any securities shall remain subject to the restrictions contained in this letter agreement;

(c) any transfers of the Common Stock or the Preferred Stock to ETR pursuant to agreements under which ETR has the option to repurchase such Common Stock or Preferred Stock or ETR has a right of first refusal with respect to transfers of such Common Stock or Preferred Stock, or pursuant to other repurchase plans of ETR;

(d) transactions relating to the Common Stock or the Preferred Stock or other securities acquired in open market transactions after the Initial Closing Date, as long as no filing under Section 16(a) of the Exchange Act shall be required or shall be voluntarily made in connection with such acquisitions;

(e) transfers of the Common Stock or the Preferred Stock in connection with an underwritten public offering of ETR’s common stock or Series A Preferred Stock following the date hereof (a “Secondary Offering”), it being acknowledged and agreed that ETR shall provide MVC with a right to participate in any Secondary Offering in respect of the Common Stock or the Preferred Stock, as the case may be, upon written notice to MVC delivered no less than thirty (30) days prior to the commencement of any such Secondary Offering; or

(f) transfers of the capital stock of MVC by the stockholders of MVC.

Additionally, nothing contained herein shall limit or restrict the ability of the undersigned or its permitted transferee to exercise any options or warrants or to convert or exchange the Common Stock or the Preferred Stock, or any other securities of ETR into shares of ETR common stock or Series A Preferred Stock, as the case may be, including, without limitation, through any “cashless” or “net” exercise or any exercise effected by the delivery of Common Stock or Preferred Stock to ETR held by the undersigned, in each case to cover the applicable aggregate exercise price and/or withholding tax obligations, provided that any ETR capital stock received upon such exercise, conversion or exchange, other than Common Stock or Preferred Stock to be sold by or for the undersigned or its permitted transferee in connection with any such cashless exercise, will also be subject to this letter agreement.

Additionally, the undersigned or its permitted transferee will be permitted to dispose of the Common Stock and the Preferred Stock during the Restricted Period to the extent necessary so that (a) its holdings of the Common Stock and the Preferred Stock (together with any other shares of ETR capital stock held by the undersigned or its Affiliates) do not cause it to fail to satisfy the diversification requirements of Section 851(b)(3) of the Code, or (b) it can satisfy the requirements of Section 851(d)(2)(A)(iii)(I) of the Code.

In addition, except as expressly set forth herein, the undersigned agrees that, without the prior written consent of ETR, it will not, during the Restricted Period, make any demand for or exercise any right with respect to, the registration of any of the Common Stock or the Preferred Stock; provided that nothing herein shall modify or otherwise limit MVC’s rights under the Agreement. Subject to the above referenced exceptions to transfer restrictions, the undersigned also agrees and consents to the entry of stop transfer instructions with ETR’s transfer agent and registrar against the transfer of the undersigned’s Common Stock or Preferred Stock except in compliance with the foregoing restrictions.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this letter agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

This letter agreement and any claim, controversy or dispute arising under or related to this letter agreement shall be governed by and construed in accordance with Sections 12.06 and 12.07 of the Agreement, which are, in each case, incorporated herein by reference. The parties acknowledge that MVC may disclose this letter agreement to any potential transferee of the Common Stock or the Preferred Stock.

Very truly yours,

MVC CAPITAL, INC.

By: ___________________________
Name:

Title:

Acknowledged and Agreed:

EQUUS TOTAL RETURN, INC.

By: ________________________
Name:

Title:

Exhibit I

Form of Cancellation and Release Agreement

See attached.

Exhibit I to Stock Purchase Agreement and Plan of Merger

Exhibit J

Post-Closing Boards

See attached.

Exhibit J to Stock Purchase Agreement and Plan of Merger

Exhibit K

Buyer Stock Legends

Legends to be included on all Initial Stock Consideration:

THE SECURITIES REFERENCED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR UNDER APPLICABLE STATE SECURITIES ACTS (THE “STATE ACTS”) IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE ACT. ACCORDINGLY, SUCH SECURITIES MAY NOT BE SOLD, DISTRIBUTED OR DISPOSED OF UNLESS REGISTERED UNDER THE ACT AND THE STATE ACTS, EXCEPT UPON DELIVERY TO THE CORPORATION OF AN OPINION OF COUNSEL IN A FORM REASONABLY SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR THE STATE ACTS or upon submission to the Corporation of evidence reasonably satisfactory to the Corporation that any such sale, distribution or disposition will not be in violation of the Act or the State Acts or any rule or regulation promulgated thereunder.

ANY STOCKHOLDER MAY OBTAIN, WITHOUT CHARGE, BY WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS A COPY OF A STATEMENT OF THE RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS GRANTED TO OR IMPOSED UPON THE SHARES REPRESENTED HEREBY.

Legends to be including on shares of Buyer Common Stock and Buyer Preferred Stock issued as Initial Stock Consideration to MVC:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN AGREEMENT BY THE HOLDER HEREOF NOT TO SELL SUCH SHARES, SUBJECT TO CERTAIN EXCEPTIONS AS SET FORTH IN SUCH AGREEMENT, FOR A PERIOD OF TWELVE MONTHS FOLLOWING THE ORIGINAL DATE OF ISSUANCE OF THESE SHARES

Exhibit K to Stock Purchase Agreement and Plan of Merger

Exhibit L

Form of SAR Cancellation Agreement

See attached.

Exhibit L to Stock Purchase Agreement and Plan of Merger

Exhibit M

Form of Stockholder Agreement

See attached.

Exhibit M to Stock Purchase Agreement and Plan of Merger

FORM OF STOCKHOLDER AGREEMENT

This STOCKHOLDER AGREEMENT (this “Agreement”), dated as of [___], 2017, is made and entered into by and between Equus Total Return, Inc., a Delaware corporation (“Buyer” or the “Company”), and MVC Capital, Inc. (“MVC”), a Delaware corporation and a holder of certain voting shares of the Company as more particularly described herein, collectively referred to hereinafter as the “Parties” and individually as a “Party”.

W I T N E S S E T H:

WHEREAS, the Company and MVC, among others, are parties to that certain Stock Purchase Agreement and Plan of Merger, dated as of April 24, 2017 (the “Merger Agreement”), providing for, among other things, the acquisition of U.S. Gas & Electric, Inc., a subsidiary of MVC, by the Company as more particularly described therein; and

WHEREAS, as of the date of the Merger Agreement, MVC was the beneficial holder of 4,444,644 shares of common stock of the Company (the “Original Holding”); and

WHEREAS, upon the Initial Closing and in connection with the transactions contemplated by the Merger Agreement, the Company is issuing and delivering to MVC additional shares of Buyer’s Common Stock and newly issued shares of Buyer’s Series A Preferred Stock, in each case, in the amounts as set forth in the Merger Agreement (together with the Original Holding, the “Shares”); and

WHEREAS, by virtue of the voting rights attached to the Shares, MVC will be able to control the election of the board of directors of the Company (collectively, the “Board”) and the appointment of directors; and

WHEREAS, pursuant to that certain Written Consent of Holders of a Majority of the Outstanding Voting Shares of the Company dated [___], 2017 and as contemplated by the Merger Agreement, subject to the Initial Closing, the individuals contemplated by Section 2.1 hereof have been elected to the Board, to serve as a director until the next annual meeting of the Company’s stockholders following the Initial Closing or until such person’s earlier death, disability, retirement, resignation or removal; and

WHEREAS, the Parties desire to enter into this Agreement for the limited purpose of ensuring the continuity of the Legacy Directors (as defined below) for the duration of the Transition Term (as defined below); and

WHEREAS, the execution and delivery of this Agreement by the Parties concurrent with the Initial Closing in contemplated by, and a condition precedent to the consummation of the Initial Closing under, the Merger Agreement; and

WHEREAS, capitalized terms not otherwise defined herein shall have the meanings ascribed to them as set forth in the Merger Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual premises, representations, warranties, covenants, agreements contained herein, and other good and valuable consideration the receipt of such is sufficient, the Parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1	Definitions.

For purposes of this Agreement:

(i)     “Beneficial Ownership” means beneficial ownership within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended.

(ii)   “Cause” means, with respect to a director, one or more of the following: (i) the conviction of (or plea of guilty or nolo contendere to) a felony or other criminal offense involving dishonesty; (ii) the commission of any other act or omission involving fraud or embezzlement with respect to the Company or any of its subsidiaries; or (iii) engaging in conduct which brings such director, the Company or any of its subsidiaries into disrepute and which results in material financial detriment to the Company or such subsidiary.

(iii) “Necessary Action” means with respect to a specified result, all actions that are permitted by law and reasonably necessary to cause such result, including without limitation (i) voting or providing a written consent or proxy with respect to the voting stock of the Company, including the Shares, (ii) causing the adoption of resolutions of the stockholders of the Company and amendments to the Organizational Documents, (iii) causing members of the Board (to the extent such members were nominated or designated by the Person obligated to undertake the Necessary Action, and subject to any fiduciary duties that such members may have as directors of the Company) to act in a certain manner or causing them to be removed in the event they do not act in such a manner, (iv) executing agreements and instruments, and (v) making, or causing to be made, with governmental, administrative or regulatory authorities, all filings, registrations or similar actions that are required to achieve such result.

(iv) “Organizational Documents” means the Certificate of Incorporation and Bylaws of the Company, each as amended from time to time.

(v)   “Person” means an individual, corporation, limited liability company, partnership, association, trust, unincorporated organization, other entity or group.

(vi) “Transition Term” means the period commencing on the date hereof and ending ten (10) months thereafter.

ARTICLE II

BOARD OF DIRECTORS

2.1       Board Composition. The Parties shall take all Necessary Action to cause the Board to be comprised of nine (9) directors, (i) five (5) of whom shall be designated by MVC and (ii) four (4) of whom shall be the individuals set forth on Exhibit A hereto (such directors as set forth in this clause (ii), collectively, the “Legacy Directors” and individually, a “Legacy Director”). For purposes of this Agreement, the Legacy Directors will be deemed designated by the Company.

2.2       Removal of Directors. MVC shall not take any action to remove a Legacy Director as a director without Cause.

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2.3       Vacancies. In the event that a vacancy is created at any time by the death, disability, retirement, resignation or removal (pursuant to Section 2.2 hereof) of a Legacy Director, the remaining Legacy Directors, if any, shall nominate another individual to fill such vacancy, who shall be reasonably acceptable to MVC, and the Parties shall take all Necessary Action as may be required to facilitate and implement such nomination and filling of such vacancy on the Board for the unexpired term of the Legacy Director who is being replaced. In the absence of any nomination by the remaining Legacy Directors as so reasonably agreed by MVC, any vacancy created by a Legacy Director ceasing to serve on the Board following the date hereof shall remain vacant until such nominee is chosen, and the remaining directors shall continue to operate as a fully functioning Board.

2.4       Voting Agreement. Except as expressly set forth in this Article II, MVC shall be entitled to vote the Shares on all other matters as it deems fit in its sole discretion. The Parties acknowledge and agree that notwithstanding anything to the contrary contained herein, the covenants contained herein, including the Necessary Actions and related nominations of directors, shall not apply with respect to any annual meeting of stockholders of the Company occurring after the expiration of the Transition Term.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1       Organization. Each Party represents and warrants to the other that it has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Party.

3.2       No Conflicts. Each Party further represents and warrants to the other that none of the execution and delivery of this Agreement by such Party or compliance by such Party with any of the provisions hereof shall (A) conflict with or result in any breach of the organizational documents of such Party, (B) result in, or give rise to, a violation or breach of or a default under any of the terms of any material contract, understanding, agreement or other instrument or obligation to which such Party is subject or may be bound, or (C) violate any applicable order, writ, injunction, decree, judgment, statute, rule or regulation binding on such Party, except for any of the foregoing as could not reasonably be expected to materially impair such Party’s ability to perform its obligations under this Agreement.

ARTICLE IV

TERMINATION

4.1        Termination. This Agreement shall terminate automatically upon the earliest to occur of the following:

(i)	the mutual written consent of MVC and the Company, with Board approval, including the approval of a majority of the Legacy Directors;

(ii)	the expiration of the Transition Term; or

(iii)	the date on which MVC ceases to Beneficially Own (directly or indirectly) a majority of the voting capital stock of the Company.

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ARTICLE V

MISCELLANEOUS

5.1        Publication. The Parties hereby permit each other to publish and disclose, in any report filed with the Securities and Exchange Commission, the nature of the commitments, arrangements and understandings pursuant to this Agreement.

5.2        Further Actions. Each of the Parties agrees that it shall execute and deliver any additional certificates and documents and do and perform or cause to be done and performed any Necessary Action and such additional acts and things that are reasonably necessary, appropriate or advisable in order to carry out the intent and accomplish the purposes of this Agreement and effectuate and perform the provisions of this Agreement and the consummation of the transactions contemplated hereby.

5.3       Effect of Certain Transactions. In the event of a stock dividend or distribution, or any change in the Shares by reason of any stock dividend or distribution, stock split, recapitalization, combination, exchange of shares or the like, the term “Shares” shall be deemed to refer to and include the Shares as well as all such stock dividends and distributions and any securities into which or for which any or all of the Shares may be changed or exchanged or which are received in such transaction.

5.4        Amendments, Waivers, etc. This Agreement may not be amended, changed, supplemented, waived or otherwise modified, except upon the execution and delivery of a written agreement executed by the Company, with Board approval (including approval of a majority of the Legacy Directors), and MVC. The failure of any Party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other Party hereto with its obligations hereunder, and any custom or practice of the Parties at variance with the terms hereof shall not constitute a waiver by such Party of its right to exercise any such or other right, power or remedy or to demand such compliance.

5.5        Notices. Any notices or other communications required or permitted under, or otherwise in connection with this Agreement shall be in writing and shall be deemed to have been duly given when delivered in person or upon confirmation of receipt when transmitted by facsimile transmission (with confirmation) or on receipt after dispatch by registered or certified mail, postage prepaid, addressed, or on the next business day if transmitted by national overnight courier, in each case to the respective addresses of the Parties set forth in the Merger Agreement.

5.6        Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

5.7        Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

5.8        Entire Agreement. This Agreement constitutes the entire agreement of the Parties and supersedes all prior agreements and undertakings, both written and oral, between the Parties, or any of them, with respect to the subject matter hereof.

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5.9       Assignment. This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of each of the Parties.

5.10       Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each

Party hereto and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

5.11       No Presumption Against Drafters. This Agreement has been negotiated by the Parties with the assistance of their respective counsel, and the language used in this Agreement expresses their mutual intent. Any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in interpreting this Agreement.

5.12       Counterparts. This Agreement may be executed in counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Facsimile signature pages and signature pages scanned electronically will be deemed originals for all purposes and may be attached to copies of this Agreement as originals.

5.13       Governing Law. This Agreement and any dispute, claim or controversy arising hereunder will be governed by and construed and enforced in accordance with the laws of the State of Delaware without reference to choice of law rules of any jurisdiction.

5.14       Jurisdiction and Venue. Each of the Parties hereby consents to the jurisdiction of the State of Delaware for the adjudication of any dispute that may arise between them hereunder. The Parties further agree that venue shall be properly held in the courts located in the county of New Castle, State of Delaware.

5.15       Waiver of Jury Trail. EACH PARTY AGREES TO WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING TO THIS AGREEMENT.

5.16       Remedies; Specific Performance. Each Party shall have all remedies available at law, in equity or otherwise in the event of any breach or violation of this Agreement or any default hereunder by the other Party. Without limiting the generality of the foregoing, the Parties acknowledge and agree that in the event of any breach of this Agreement, in addition to any other remedies which may be available, each of the Parties shall be entitled to specific performance of the obligations of the other Party hereunder and, in addition, to such other equitable remedies (including, without limitation, preliminary or temporary relief) as may be appropriate in the circumstances, and each Party further agrees to waive (to the extent legally permissible) any legal conditions required to be met for the obtaining of any such injunctive or equitable relief (including posting any bond in order to obtain any equitable relief).

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be duly executed by its authorized representatives as of the date first set forth above.

“MVC”	the “Company”
MVC CAPITAL, INC.	EQUUS TOTAL RETURN, INC.

By: ________________________________	By:_____________________________________

Name/Title:_______________________________	Name/Title:______________________________

Counterpart Signature Page

Stockholder Agreement

Exhibit A

Legacy Directors

•	Fraser Atkinson
•	Henry W. Hankinson
•	John A. Hardy
•	Robert L. Knauss

Exhibit A to

Stockholder Agreement

ANNEX B

Opinion of Jefferies LLC

Jefferies LLC

520 Madison Avenue
New York, NY 10022
tel 212.284.2300
Jefferies.com

April 18, 2017

The Board of Directors

Equus Total Return, Inc.

700 Louisiana St., 48th Floor

Houston, Texas 77002

Members of the Board:

We understand that Equus Total Return, Inc. (“Equus”), ETR Merger Sub, Inc., a wholly-owned subsidiary of Equus (“Merger Sub”), U.S. Gas & Electric, Inc. (“USG&E”), MVC Capital, Inc. (“MVC”), in its capacity as a stockholder of USG&E and as sellers’ representative, and certain other stockholders of USG&E named therein (such stockholders, together with MVC, the “Sellers”), propose to enter into a Stock Purchase Agreement and Plan of Merger (the “Agreement”), pursuant to which, among other things, Equus will acquire shares of capital stock of USG&E from the Sellers (the “Stock Purchase”), which collectively will represent as of immediately prior to the consummation of the Stock Purchase, more than 90% of each of (i) the outstanding common stock, par value $0.0001 per share, of USG&E (“USG&E Common Stock”), (ii) the outstanding preferred stock, par value $0.0001 per share, of USG&E (“USG&E Preferred Stock”) and (iii) the USG&E Common Stock and USG&E Preferred Stock, collectively, on an as-converted basis, in exchange for consideration consisting of shares of common stock, par value $0.001 per share, of Equus (“Equus Common Stock”) and shares of Series A Convertible Preferred Stock, par value $0.001 per share, of Equus (“Equus Preferred Stock”) (such aggregate number of shares, collectively, the “Stock Purchase Consideration”). The Agreement provides that, following the consummation of the Stock Purchase, Equus will contribute to Merger Sub the shares of USG&E Common Stock and USG&E Preferred Stock it acquired in the Stock Purchase, and Merger Sub will merge with and into USG&E (the “Merger” and, together with the Stock Purchase, the “Transaction”) in a transaction in which the outstanding shares of USG&E Common Stock and USG&E Preferred Stock (in each case, other than the shares of USG&E Common Stock and USG&E Preferred Stock held by Merger Sub, all of which shares will be cancelled for no consideration, or as to which dissenters rights have been properly exercised), will be converted into the right to receive consideration consisting of shares of Equus Common Stock and shares of Equus Preferred Stock (such aggregate number of shares, collectively, the “Merger Consideration,” and, together with the Stock Purchase Consideration, the “Aggregate Consideration”). The Agreement further provides that the Aggregate Consideration will consist of 32,606,539 shares of Equus Common Stock and 399,994 shares of Equus Preferred Stock. The terms and conditions of the Transaction are more fully set forth in the Agreement.

You have asked for our opinion as to whether the Aggregate Consideration to be paid by Equus pursuant to the Agreement is fair, from a financial point of view, to Equus.

In arriving at our opinion, we have, among other things:

i.	reviewed a draft dated April 14, 2017 of the Agreement, including a draft dated April 14, 2017 of the Certificate of Designation of Equus Preferred Stock (the “Certificate of Designation”);

ii.	reviewed certain publicly available financial and other information about Equus;

iii.	reviewed certain publicly available financial and other information about USG&E;

iv.	reviewed certain information furnished to us by Equus’s management relating to the business, operations and prospects of Equus, including net asset value information and analyses;

v.	reviewed certain information furnished to us by USG&E’s management and MVC’s management, respectively, relating to the business, operations and prospects of USG&E, including financial forecasts and analyses prepared by USG&E’s management, as such financial forecasts have been adjusted and approved for our use by Equus’s management, and fair value information and analyses relating to USG&E prepared by MVC’s management and approved for our use by Equus;

vi.	held discussions with members of senior management of Equus concerning the matters described in clauses (ii) through (v) above;

vii.	held discussions with members of senior management of USG&E concerning the matters described in clauses (iii) and (v) above;

viii.	reviewed the share trading price history for Equus and the share trading price history and valuation multiples of certain publicly traded companies that we deemed relevant;

ix.	compared the proposed financial terms of the Transaction with the financial terms of certain other transactions that we deemed relevant; and

x.	conducted such other financial studies, analyses and investigations as we deemed appropriate.

In our review and analysis and in rendering this opinion, we have assumed and relied upon, but have not assumed any responsibility to independently investigate or verify, the accuracy and completeness of all financial and other information that was supplied or otherwise made available by Equus, MVC or USG&E or that was publicly available to us (including, without limitation, the information described above), or that was otherwise reviewed by us. We have relied on assurances of the management of Equus that it is not aware of any facts or circumstances that would make such information inaccurate or misleading. In our review, we did not obtain any independent evaluation or appraisal of any of the assets or liabilities (contingent, off-balance sheet or otherwise) of, nor did we conduct a physical inspection of any of the properties or facilities of, Equus, USG&E or any other entity, and, other than the net asset and fair value information relating to Equus and USG&E referred to above, we have not been furnished with, and assume no responsibility to obtain, any such evaluations, appraisals or physical inspections.

As you are aware, we did not receive any financial forecasts related to Equus. With respect to the financial forecasts provided to and examined by us relating to USG&E prepared by USG&E’s management, and such financial forecasts as adjusted and approved for our use by Equus’s management, we note that projecting future results of any company is inherently subject to uncertainty. We have assumed, that such financial forecasts were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the managements of USG&E and Equus, respectively, as to the future financial performance of USG&E. At your direction, in our review and analysis and in rendering this opinion, we have relied upon the financial forecasts for USG&E as adjusted and approved for our use by Equus. We express no opinion as to any such financial forecasts or the assumptions on which they are made. Our opinion is based on economic, monetary, regulatory, market and other conditions existing and which can be evaluated as of the date hereof. We expressly disclaim any undertaking or obligation to advise any person of any change in any fact or matter affecting our opinion of which we become aware after the date hereof.

We have made no independent investigation of any legal, regulatory, accounting or tax matters affecting Equus, USG&E or the Transaction, and we have assumed the correctness in all respects material to our analysis of all legal, regulatory, accounting and tax advice given to Equus and its Board of Directors, including, without limitation, advice as to the legal, regulatory, accounting and tax consequences of the terms of, and transactions contemplated by, the Agreement. In addition, in preparing this opinion, we have not taken into account any tax consequences of the Stock Purchase or the Merger to Equus, any holder of capital stock of Equus or USG&E. You have advised us that the Transaction will qualify as a tax-free reorganization for federal income tax purposes. We have assumed that the final forms of the Agreement and the Certificate of Designation will be substantially similar to the last drafts reviewed by us. We have also assumed that in the course of obtaining the necessary regulatory or third party approvals, consents and releases for the Transaction, no delay, limitation, restriction or condition will be imposed that would have an adverse effect on Equus, USG&E or the contemplated benefits of the Transaction.

In addition, we were not requested to and did not provide advice concerning the structure, the specific amount of the Aggregate Consideration, or any other aspects of the Transaction, or to provide services other than the delivery of this opinion. We were not authorized to and did not solicit any expressions of interest from any other parties with respect to the sale of all or any part of Equus or any other alternative transaction. We did not participate in negotiations with respect to the terms of the Transaction and related transactions. Consequently, we have assumed that such terms are the most beneficial terms from Equus’s perspective that could under the circumstances be negotiated among the parties to such transactions, and no opinion is expressed whether any alternative transaction might result in consideration more favorable to Equus or Equus’s stockholders than that contemplated by the Agreement.

It is understood that our opinion is for the use and benefit of the Board of Directors of Equus in its consideration of the Transaction, and our opinion does not address the relative merits of the transactions contemplated by the Agreement as compared to any alternative transaction or opportunity that might be available to Equus, nor does it address the underlying business decision by Equus to engage in the Transaction or the terms of the Agreement or the documents referred to therein. Our opinion addresses the fairness, from a financial point of view, to Equus of the Aggregate Consideration to be paid by Equus pursuant to the Agreement and does not address the fairness, from a financial point of view, to Equus of either the Stock Purchase Consideration or the Merger Consideration, taken individually. Our opinion does not constitute a recommendation as to how any stockholder should vote or act in connection with the Transaction or any matter related thereto. In addition, you have not asked us to address, and this opinion does not address, the fairness to, or any other consideration of, the holders of any class of securities, creditors or other constituencies of Equus or any other party to the Transaction. We express no opinion as to the actual value of Equus Common Stock or Equus Preferred Stock when issued in the Transaction or the price at which shares of Equus Common Stock or Equus Preferred Stock will trade at any time. Furthermore, we do not express any view or opinion as to the fairness, financial or otherwise, of the amount or nature of any compensation to be received by any officers, directors or employees of any party to the Transaction, or any class of such persons, in connection with the Transaction relative to the Aggregate Consideration or otherwise. Our opinion has been authorized by the Fairness Committee of Jefferies LLC.

We have been engaged by the Board of Directors of Equus to act as financial advisor to Equus in connection with the delivery of this opinion and will receive a fee for our services which is payable upon the delivery of this opinion. We also will be reimbursed for expenses incurred. Equus has agreed to indemnify us against liabilities arising out of or in connection with the services rendered and to be rendered by us under such engagement. In addition, we maintain a market in the securities of MVC and, in the ordinary course of our business, we and our affiliates may trade or hold securities of Equus, MVC or USG&E and/or their respective affiliates for our own account and for the accounts of our customers and, accordingly, may at any time hold long or short positions in those securities. In addition, we may seek to, in the future, provide financial advisory and financing services to Equus, MVC, USG&E or entities that are affiliated with Equus, MVC or USG&E, for which we would expect to receive compensation. Except as otherwise expressly provided in our engagement letter with Equus, our opinion may not be used or referred to by Equus, or quoted or disclosed to any person in any manner, without our prior written consent.

Based upon and subject to the foregoing, we are of the opinion that, as of the date hereof, the Aggregate Consideration to be paid by Equus pursuant to the Agreement is fair, from a financial point of view, to Equus.

Very truly yours,

JEFFERIES LLC

ANNEX C

Restated Certificate of Incorporation

Third RESTATED CERTIFICATE

OF

INCORPORATION

OF

EQUUS TOTAL RETURN, Inc.

Equus Total Return, Inc., a Delaware corporation (the “Corporation”), does hereby certify that:

1. The name under which the Corporation was originally incorporated is Equus II Incorporated. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on August 16, 1991, and the first Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on March 4, 1992. The second Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on June 14, 2007, which also changed the name of the Corporation from Equus II Incorporated to Equus Total Return, Inc.

2. The Third Restated Certificate of Incorporation of the Corporation set forth below was duly adopted in accordance with Section 245 of the Delaware General Corporation Law (the “DGCL”) and shall become effective upon filing with the Secretary of State of Delaware. It amends and restates the second Restated Certificate of Incorporation of the Corporation, as amended to the date of this certificate, in its entirety and changes the name of the Corporation from Equus Total Return, Inc. to USG&E, Inc.

3. This Third Restated Certificate of Incorporation was proposed by the Board of Directors of the Corporation and approved and adopted by the stockholders of the Corporation in the manner and the vote prescribed by section 242 of the DGCL through the written consent of a majority of the stockholders in accordance with the provisions of Section 228 of the DGCL, and written notice has been given as provided in such section.

Article I

The name of the corporation is USG&E, Inc. (the “Corporation”).

Article II

The address of the Corporation’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street in the city of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

Article III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law (the “DGCL”).

Article IV

(A)             The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Corporation is authorized to issue is 105,000,000 shares, consisting of 100,000,000 shares of Common Stock, par value $0.001 per share, and 5,000,000 shares of Preferred Stock, par value $0.001 per share.

(B)              Upon the filing and effectiveness pursuant to the DGCL of this Third Restated Certificate of Incorporation (the “Effective Time”), each three (3) shares of Common Stock of the Corporation issued and outstanding immediately prior to the Effective Time shall, automatically and without action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock (the “Reverse Stock Split”). No fractional share shall be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares of Common Stock following the Reverse Stock Split shall be entitled to receive cash (without interest or deduction) from the Corporation in lieu of such fractional share interests upon the submission of a transmission letter by any such stockholder holding the shares in book-entry form and, where any such stockholder’s shares are held in certificated form, upon the surrender of that stockholder’s Old Certificates (as defined below), in an amount equal to the product obtained by multiplying (a) the closing bid price per share of Common Stock listed on the New York Stock Exchange on [●], 2017, by (b) the fraction of one share owned by the stockholder, rounded up to the nearest penny. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.

(C)              The Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware (such certificate being hereinafter referred to as a “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote thereon, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders, voting as a separate class, is required pursuant to the terms of any Preferred Stock Designation.

(D)             Unless a vote of any such holders is required pursuant to the terms of any Preferred Stock Designation or the resolution originally fixing the number of shares of any such series, the Board of Directors is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series, the number of which was fixed by it, subsequent to the issuance of shares of such series then outstanding, by filing a certificate pursuant to the applicable law of the State of Delaware. If the number of shares of any series is so decreased,

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then the shares so specified in the certificate shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

(E)              Except as otherwise provided by law, each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the Corporation for their vote; provided, however, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Third Restated Certificate of Incorporation (including any Preferred Stock Designation relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Third Restated Certificate of Incorporation (including any Preferred Stock Designation relating to any series of Preferred Stock).

Article V

The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by this Third Restated Certificate of Incorporation or the Amended and Restated Bylaws of the Corporation, as may be amended in accordance with the terms hereof and thereof (the “Bylaws”), the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors of the Corporation shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the members of the Board of Directors.

Article VI

Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall, unless otherwise required by law or by resolution of the Board of Directors, be filled only by a majority vote of the directors then in office, though less than a quorum (and not by the stockholders), and directors so chosen shall serve for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been elected expires or until such director’s successor shall have been duly elected and qualified. No decrease in the number of authorized directors shall shorten the term of any incumbent director.

Subject to the rights of the holders of any series of Preferred Stock then outstanding, any director, or the entire Board of Directors, may be removed from office at any time, with or without cause, by the affirmative vote of the holders of a majority of the shares then entitled to vote at an election of directors, voting together as a single class.

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Article VII

In the election of directors, each holder of shares of any class or series of capital stock of the Corporation shall be entitled to one vote for each share held. No stockholder will be permitted to cumulate votes at any election of directors.

Article VIII

Notwithstanding any other provision of the Bylaws or any provision of law which might otherwise permit a lesser or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the capital stock of the Corporation required by law, this Third Restated Certificate of Incorporation may not be altered, amended or repealed without the affirmative vote of the holders of at least a majority of the voting power of all of the then-outstanding shares of the voting stock of the Corporation entitled to vote, voting together as a single class.

Article IX

(A)             The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.

(B)              If any provision or provisions of this Third Restated Certificate of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Third Restated Certificate of Incorporation (including, without limitation, each portion of any sentence of this Third Restated Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

Article X

Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

Article XI

(A)             To the fullest extent permitted by the DGCL, as the same exists or may be amended from time to time, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the DGCL is hereafter amended to authorize corporate action further eliminating or limiting the personal liability of a corporation’s directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

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(B)              No repeal or modification of the foregoing provisions of this Article XI shall apply to or have any effect on any right or protection of a director of the Corporation with respect to any acts or omissions of such director occurring prior to such repeal or modification.

Article XII

The Corporation, to the fullest extent permitted by the provisions of Section 145 of the DGCL, as the same exists or may be amended from time to time, shall indemnify each person who is or was a director of the Corporation and each person who serves or served as a director of any other corporation, partnership, joint venture, trust or other enterprise at the request of the Corporation and may indemnify any and all other persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such position, and shall continue as to a person who has ceased to be a director and shall inure to the benefit of the heirs, executors, and administrators of such a person.

Article XIII

Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (A) any derivative action or proceeding brought on behalf of the Corporation, (B) any action or proceeding asserting a claim of breach of a fiduciary duty owed by any director, officer, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, (C) any action or proceeding asserting a claim against the Corporation arising pursuant to any provision of the DGCL, this Third Restated Certificate of Incorporation or the Bylaws, or (D) any action or proceeding asserting a claim governed by the internal affairs doctrine, in each case subject to said Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein.

Article XIV

The effective time of this Third Restated Certificate of Incorporation shall be the date and time that this Third Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware.

Article XV

Except as otherwise agreed in writing between such director or stockholder and the Corporation, or as provided below, to the fullest extent permitted by law, no director of the Corporation (other than any director who is an officer or employee of the Corporation) or stockholder (other than any stockholder who is an officer or employee of the Corporation) shall have any duty (fiduciary or otherwise) or obligation, if any, to refrain from (a) engaging in the same or similar activities or lines of business as the Corporation or any of its subsidiaries or (b) doing business with any client, customer or vendor of the Corporation or any of its subsidiaries, including, in the cases of clauses (a) or (b), any such matters as may be Corporate Opportunities.

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“Corporate Opportunity” means any potential transaction, investment or business opportunity or prospective economic or competitive advantage in which the Corporation or any of its subsidiaries could have any expectancy or interest.

Without limiting the foregoing, the Corporation and its subsidiaries shall have no interest or expectation in, nor right to be informed of, any Corporate Opportunity, and in the event that any director of the Corporation (other than any director who is an officer or employee of the Corporation) or stockholder (other than any stockholder who is an officer or employee of the Corporation) acquires knowledge of a potential transaction or matter which may be a Corporate Opportunity, such director or stockholder shall, to the fullest extent permitted by law, have no duty (fiduciary or otherwise) or obligation to communicate or offer such Corporate Opportunity to the Corporation or any of its subsidiaries or to any other director or stockholder of the Corporation and shall not, to the fullest extent permitted by law, be liable to the Corporation or any of its subsidiaries or stockholders for breach of any fiduciary duty as a director or stockholder of the Corporation or any of its subsidiaries solely by reason of the fact that any director of the Corporation (other than any director who is an officer or employee of the Corporation) or stockholder (other than any stockholder who is an officer or employee of the Corporation) acquires or seeks such Corporate Opportunity for itself, directs such Corporate Opportunity to another individual, partnership, joint venture, corporation, association, joint stock company, limited liability company, trust, unincorporated organization or government or a department or agency or political subdivision thereof, or otherwise does not communicate information regarding such Corporate Opportunity to the Corporation or its subsidiaries, and the Corporation and its subsidiaries, to the fullest extent permitted by law, waive and renounce any claim that such business opportunity constituted a Corporate Opportunity that should have been presented to the Corporation or its subsidiaries.

Article XVI

       The corporation shall not be governed by or subject to Section 203 of the DGCL.

* * *

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IN WITNESS WHEREOF, Equus Total Return, Inc. has caused this Third Restated Certificate of Incorporation to be signed by its [ ] this [ ] day of [ ], 2017.

EQUUS TOTAL RETURN, INC.

By:   ________________________________

Name:

Title:

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ANNEX D

2017 Equity Incentive Plan

USG&E, INC.

2017 EQUITY INCENTIVE PLAN

1.                   PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, and any Subsidiaries that exist now or in the future, by offering them an opportunity to participate in the Company’s future performance through the grant of Awards. Capitalized terms not defined elsewhere in the text are defined in Section 27.

2.                   SHARES SUBJECT TO THE PLAN.

2.1.              Number of Shares Available. Subject to Sections 2.5 and 21 and any other applicable provisions hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Plan, as of the effective date of the Reverse Split, is SIX HUNDRED AND FIFTY THOUSAND (650,000) Shares.

2.2.              Lapsed, Returned Awards. Shares subject to Awards, and Shares issued under the Plan under any Award, will again be available for grant and issuance in connection with subsequent Awards under this Plan to the extent such Shares: (a) are subject to issuance upon exercise of an Option or SAR granted under this Plan but which cease to be subject to the Option or SAR for any reason other than exercise of the Option or SAR; (b) are subject to Awards granted under this Plan that are forfeited or are repurchased by the Company at the original issue price; (c) are subject to Awards granted under this Plan that otherwise terminate without such Shares being issued; or (d) are surrendered pursuant to an Exchange Program. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Shares used or withheld to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan. For the avoidance of doubt, Shares that otherwise become available for grant and issuance because of the provisions of this Section 2.2 shall not include Shares subject to Awards that initially became available because of the substitution clause in Section 21.2 hereof.

2.3.              Minimum Share Reserve. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Awards granted under this Plan.

2.4.              Limitations. No more than Four Hundred Thousand (400,000) Shares shall be issued pursuant to the exercise of ISOs.

2.5.              Adjustment of Shares. With the exception of the Reverse Split, if the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company, without consideration, then (a) the number of Shares reserved for issuance and future grant under the Plan set forth in Section 2.1, (b) the Exercise Prices of and number of Shares subject to outstanding Options and SARs, (c) the number of Shares subject to other outstanding Awards, (d) the maximum number of shares that may be issued as ISOs set forth in Section 2.4, (e) the maximum number of Shares that may be issued to an individual or to a new Employee in any one calendar year set forth in Section 3 and (f) the number of Shares that are granted as Awards to Non-Employee Directors as set forth in Section 12, shall be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and in compliance with applicable securities laws; provided that fractions of a Share will not be issued.

3.                   ELIGIBILITY. ISOs may be granted only to Employees. All other Awards may be granted to Employees, Consultants, Directors and Non-Employee Directors of the Company or any Subsidiary of the Company; provided such Consultants, Directors and Non-Employee Directors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction.

4.                   ADMINISTRATION.

4.1.              Committee Composition; Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan, except, however, the Board shall establish the terms for the grant of an Award to Non-Employee Directors. The Committee will have the authority to:

(a)            construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

(b)            prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

(c)            select persons to receive Awards;

(d)            determine the form and terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may vest and be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Committee will determine;

(e)            determine the number of Shares or other consideration subject to Awards;

(f)            determine the Fair Market Value in good faith and interpret the applicable provisions of this Plan and the definition of Fair Market Value in connection with circumstances that impact the Fair Market Value, if necessary;

(g)            determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Subsidiary of the Company;

(h)            grant waivers of Plan or Award conditions;

(i)            determine the vesting, exercisability and payment of Awards;

(j)            correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

(k)            determine whether an Award has been earned;

(l)            determine the terms and conditions of any, and to institute any Exchange Program;

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(m)            reduce or waive any criteria with respect to Performance Factors;

(n)            adjust Performance Factors to take into account changes in law and accounting or tax rules as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships provided that such adjustments are consistent with the regulations promulgated under Section 162(m) of the Code with respect to persons whose compensation is subject to Section 162(m) of the Code;

(o)            adopt rules and/or procedures (including the adoption of any subplan under this Plan) relating to the operation and administration of the Plan to accommodate requirements of local law and procedures outside of the United States;

(p)            make all other determinations necessary or advisable for the administration of this Plan; and

(q)            delegate any of the foregoing to a subcommittee consisting of one or more executive officers pursuant to a specific delegation.

4.2.              Committee Interpretation and Discretion. Any determination made by the Committee with respect to any Award shall be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Award under the Plan. Any dispute regarding the interpretation of the Plan or any Award Agreement shall be submitted by the Participant or Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and the Participant. The Committee may delegate to one or more executive officers the authority to review and resolve disputes with respect to Awards held by Participants who are not Insiders, and such resolution shall be final and binding on the Company and the Participant.

4.3.              Section 162(m) of the Code and Section 16 of the Exchange Act. When necessary or desirable for an Award to qualify as “performance-based compensation” under Section 162(m) of the Code the Committee shall include at least two persons who are “outside directors” (as defined under Section 162(m) of the Code) and at least two (or a majority if more than two then serve on the Committee) such “outside directors” shall approve the grant of such Award and timely determine (as applicable) the Performance Period and any Performance Factors upon which vesting or settlement of any portion of such Award is to be subject. When required by Section 162(m) of the Code, prior to settlement of any such Award at least two (or a majority if more than two then serve on the Committee) such “outside directors” then serving on the Committee shall determine and certify in writing the extent to which such Performance Factors have been timely achieved and the extent to which the Shares subject to such Award have thereby been earned. Awards granted to Participants who are subject to Section 16 of the Exchange Act must be approved by two or more “non-employee directors” (as defined in the regulations promulgated under Section 16 of the Exchange Act). With respect to Participants whose compensation is subject to Section 162(m) of the Code, and provided that such adjustments are consistent with the regulations promulgated under Section 162(m) of the Code, the Committee may adjust the performance goals to account for changes in law and accounting and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships, including without limitation (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (iii) a change in accounting standards required by generally accepted accounting principles.

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4.4.              Documentation. The Award Agreement for a given Award, the Plan and any other documents may be delivered to, and accepted by, a Participant or any other person in any manner (including electronic distribution or posting) that meets applicable legal requirements.

5.                   OPTIONS. The Committee may grant Options to Participants and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NQSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may vest and be exercised, and all other terms and conditions of the Option, subject to the following:

5.1.              Option Grant. Each Option granted under this Plan will identify the Option as an ISO or an NQSO. An Option may be, but need not be, awarded upon satisfaction of such Performance Factors during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the Option is being earned upon the satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for each Option; and (y) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to Options that are subject to different performance goals and other criteria.

5.2.              Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, or a specified future date. The Award Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

5.3.              Exercise Period. Options may be vested and exercisable within the times or upon the conditions as set forth in the Award Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who, at the time the ISO is granted, directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company (“Ten Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

5.4.              Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted; provided that: (i) the Exercise Price of an Option will be not less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 11 and the Award Agreement and in accordance with any procedures established by the Company.

5.5.              Method of Exercise. Any Option granted hereunder will be vested and exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Committee and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Committee may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Committee and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares

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promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 2.5 of the Plan. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

5.6.              Termination. The exercise of an Option will be subject to the following (except as may be otherwise provided in an Award Agreement):

(a)            If the Participant is Terminated for any reason except for Cause or the Participant’s death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable by the Participant on the Termination Date no later than ninety (90) days after the Termination Date (or such shorter time period or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be the exercise of an NQSO), but in any event no later than the expiration date of the Options.

(b)            If the Participant is Terminated because of the Participant’s death (or the Participant dies within ninety (90) days after a Termination other than for Cause or because of the Participant’s Disability), then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant’s legal representative, or authorized assignee, no later than twelve (12) months after the Termination Date (or such shorter time period not less than six (6) months or longer time period not exceeding five (5) years as may be determined by the Committee), but in any event no later than the expiration date of the Options.

(c)            If the Participant is Terminated because of the Participant’s Disability, then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant (or the Participant’s legal representative or authorized assignee) no later than six (6) months after the Termination Date (with any exercise beyond (a) three (3) months after the Termination Date when the Termination is for a Disability that is not a “permanent and total disability” as defined in Section 22(e)(3) of the Code, or (b) twelve (12) months after the Termination Date when the Termination is for a Disability that is a “permanent and total disability” as defined in Section 22(e)(3) of the Code, deemed to be exercise of an NQSO), but in any event no later than the expiration date of the Options.

(d)            If the Participant is terminated for Cause, then Participant’s Options shall expire on such Participant’s Termination Date, or at such later time and on such conditions as are determined by the Committee, but in any no event later than the expiration date of the Options. Unless otherwise provided in the Award Agreement, Cause will have the meaning set forth in the Plan.

5.7.              Limitations on Exercise. The Committee may specify a minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent any Participant from exercising the Option for the full number of Shares for which it is then exercisable.

5.8.              Limitations on ISOs. With respect to Awards granted as ISOs, to the extent that the aggregate Fair Market Value of the Shares with respect to which such ISOs are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as NQSOs. For purposes of this Section 5.8, ISOs will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be

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determined as of the time the Option with respect to such Shares is granted. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

5.9.              Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. Subject to Section 18 of this Plan, by written notice to affected Participants, the Committee may reduce the Exercise Price of outstanding Options without the consent of such Participants; provided, however, that the Exercise Price may not be reduced below the Fair Market Value on the date the action is taken to reduce the Exercise Price.

5.10.           No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

6.                   RESTRICTED STOCK AWARDS.

6.1.              Awards of Restricted Stock. A Restricted Stock Award is an offer by the Company to sell to a Participant Shares that are subject to restrictions (“Restricted Stock”). The Committee will determine to whom an offer will be made, the number of Shares the Participant may purchase, the Purchase Price, the restrictions under which the Shares will be subject and all other terms and conditions of the Restricted Stock Award, subject to the Plan.

6.2.              Restricted Stock Purchase Agreement. All purchases under a Restricted Stock Award will be evidenced by an Award Agreement. Except as may otherwise be provided in an Award Agreement, a Participant accepts a Restricted Stock Award by signing and delivering to the Company an Award Agreement with full payment of the Purchase Price, within thirty (30) days from the date the Award Agreement was delivered to the Participant. If the Participant does not accept such Award within thirty (30) days, then the offer of such Restricted Stock Award will terminate, unless the Committee determines otherwise.

6.3.              Purchase Price. The Purchase Price for a Restricted Stock Award will be determined by the Committee and may be less than Fair Market Value on the date the Restricted Stock Award is granted. Payment of the Purchase Price must be made in accordance with Section 11 of the Plan, and the Award Agreement and in accordance with any procedures established by the Company.

6.4.              Terms of Restricted Stock Awards. Restricted Stock Awards will be subject to such restrictions as the Committee may impose or are required by law. These restrictions may be based on completion of a specified number of years of service with the Company or upon completion of Performance Factors, if any, during any Performance Period as set out in advance in the Participant’s Award Agreement. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.

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6.5.              Termination of Participant. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

7.                   STOCK BONUS AWARDS.

7.1.              Awards of Stock Bonuses. A Stock Bonus Award is an award to an eligible person of Shares for services to be rendered or for past services already rendered to the Company or any Subsidiary. All Stock Bonus Awards shall be made pursuant to an Award Agreement. No payment from the Participant will be required for Shares awarded pursuant to a Stock Bonus Award.

7.2.              Terms of Stock Bonus Awards. The Committee will determine the number of Shares to be awarded to the Participant under a Stock Bonus Award and any restrictions thereon. These restrictions may be based upon completion of a specified number of years of service with the Company or upon satisfaction of performance goals based on Performance Factors during any Performance Period as set out in advance in the Participant’s Stock Bonus Agreement. Prior to the grant of any Stock Bonus Award the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Stock Bonus Award; (b) select from among the Performance Factors to be used to measure performance goals; and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Stock Bonus Awards that are subject to different Performance Periods and different performance goals and other criteria.

7.3.              Form of Payment to Participant. Payment may be made in the form of cash, whole Shares, or a combination thereof, based on the Fair Market Value of the Shares earned under a Stock Bonus Award on the date of payment, as determined in the sole discretion of the Committee.

7.4.              Termination of Participation. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

8.                   STOCK APPRECIATION RIGHTS.

8.1.              Awards of SARs. A Stock Appreciation Right (“SAR”) is an award to a Participant that may be settled in cash, or Shares (which may consist of Restricted Stock), having a value equal to (a) the difference between the Fair Market Value on the date of exercise over the Exercise Price multiplied by (b) the number of Shares with respect to which the SAR is being settled (subject to any maximum number of Shares that may be issuable as specified in an Award Agreement). All SARs shall be made pursuant to an Award Agreement.

8.2.              Terms of SARs. The Committee will determine the terms of each SAR including, without limitation: (a) the number of Shares subject to the SAR; (b) the Exercise Price and the time or times during which the SAR may be settled; (c) the consideration to be distributed on settlement of the SAR; and (d) the effect of the Participant’s Termination on each SAR. The Exercise Price of the SAR will be determined by the Committee when the SAR is granted, and may not be less than Fair Market Value. A SAR may be awarded upon satisfaction of Performance Factors, if any, during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the SAR is being earned upon the satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for each SAR; and (y) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to SARs that are subject to different Performance Factors and other criteria.

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8.3.              Exercise Period and Expiration Date. A SAR will be exercisable within the times or upon the occurrence of events determined by the Committee and set forth in the Award Agreement governing such SAR. The SAR Agreement shall set forth the expiration date; provided that no SAR will be exercisable after the expiration of ten (10) years from the date the SAR is granted. The Committee may also provide for SARs to become exercisable at one time or from time to time, periodically or otherwise (including, without limitation, upon the attainment during a Performance Period of performance goals based on Performance Factors), in such number of Shares or percentage of the Shares subject to the SAR as the Committee determines. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee). Notwithstanding the foregoing, the rules of Section 5.6 also will apply to SARs.

8.4.              Form of Settlement. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying (i) the difference between the Fair Market Value of a Share on the date of exercise over the Exercise Price; times (ii) the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment from the Company for the SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof. The portion of a SAR being settled may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee determines, provided that the terms of the SAR and any deferral satisfy the requirements of Section 409A of the Code.

8.5.              Termination of Participation. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

9.                   RESTRICTED STOCK UNITS.

9.1.              Awards of Restricted Stock Units. A Restricted Stock Unit (“RSU”) is an award to a Participant covering a number of Shares that may be settled in cash, or by issuance of those Shares (which may consist of Restricted Stock). All RSUs shall be made pursuant to an Award Agreement.

9.2.              Terms of RSUs. The Committee will determine the terms of an RSU including, without limitation: (a) the number of Shares subject to the RSU; (b) the time or times during which the RSU may be settled; (c) the consideration to be distributed on settlement; and (d) the effect of the Participant’s Termination on each RSU. An RSU may be awarded upon satisfaction of such performance goals based on Performance Factors during any Performance Period as are set out in advance in the Participant’s Award Agreement. If the RSU is being earned upon satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for the RSU; (y) select from among the Performance Factors to be used to measure the performance, if any; and (z) determine the number of Shares deemed subject to the RSU. Performance Periods may overlap and participants may participate simultaneously with respect to RSUs that are subject to different Performance Periods and different performance goals and other criteria.

9.3.              Form and Timing of Settlement. Payment of earned RSUs shall be made as soon as practicable after the date(s) determined by the Committee and set forth in the Award Agreement. The Committee, in its sole discretion, may settle earned RSUs in cash, Shares, or a combination of both. The Committee may also permit a Participant to defer payment under a RSU to a date or dates after the RSU is earned provided that the terms of the RSU and any deferral satisfy the requirements of Section 409A of the Code.

9.4.              Termination of Participant. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

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10.                PERFORMANCE AWARDS.

10.1.           Performance Awards. A Performance Award is an award to a Participant of a cash bonus or a Performance Share bonus. Grants of Performance Awards shall be made pursuant to an Award Agreement.

10.2.           Terms of Performance Awards. The Committee will determine, and each Award Agreement shall set forth, the terms of each award of Performance Award including, without limitation: (a) the amount of any cash bonus; (b) the number of Shares deemed subject to a Performance Share bonus; (c) the Performance Factors and Performance Period that shall determine the time and extent to which each Performance Award shall be settled; (d) the consideration to be distributed on settlement; and (e) the effect of the Participant’s Termination on each Performance Award. In establishing Performance Factors and the Performance Period the Committee will: (x) determine the nature, length and starting date of any Performance Period; and (y) select from among the Performance Factors to be used. Prior to settlement the Committee shall determine the extent to which Performance Awards have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Performance Awards that are subject to different Performance Periods and different performance goals and other criteria. No Participant will be eligible to receive more than $10,000,000 in Performance Awards in any calendar year under this Plan.

10.3.           Value, Earning and Timing of Performance Shares. Any Performance Share bonus will have an initial value equal to the Fair Market Value of a Share on the date of grant. After the applicable Performance Period has ended, the holder of a Performance Share bonus will be entitled to receive a payout of the number of Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Factors or other vesting provisions have been achieved. The Committee, in its sole discretion, may pay an earned Performance Share bonus in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Shares at the close of the applicable Performance Period) or in a combination thereof. Performance Share bonuses may also be settled in Restricted Stock.

10.4.           Termination of Participant. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

11.                PAYMENT FOR SHARE PURCHASES.

Payment from a Participant for Shares purchased pursuant to this Plan may be made in cash or by check or, where expressly approved for the Participant by the Committee and where permitted by law (and to the extent not otherwise set forth in the applicable Award Agreement):

(a)            by cancellation of indebtedness of the Company to the Participant;

(b)            by surrender of shares of the Company held by the Participant that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Award will be exercised or settled;

(c)            by waiver of compensation due or accrued to the Participant for services rendered or to be rendered to the Company or a Subsidiary of the Company;

(d)            by consideration received by the Company pursuant to a broker-assisted or other form of cashless exercise program implemented by the Company in connection with the Plan;

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(e)            by any combination of the foregoing; or

(f)            by any other method of payment as is permitted by applicable law.

12.                GRANTS TO NON-EMPLOYEE DIRECTORS.

12.1.           Types of Awards. Non-Employee Directors are eligible to receive any type of Award offered under this Plan except ISOs. Awards pursuant to this Section 12 may be automatically made pursuant to policy adopted by the Board, or made from time to time as determined in the discretion of the Board.

12.2.           Eligibility. Awards pursuant to this Section 12 shall be granted only to Non-Employee Directors. A Non-Employee Director who is elected or re-elected as a member of the Board will be eligible to receive an Award under this Section 12.

12.3.           Vesting, Exercisability and Settlement. Except as set forth in Section 21, Awards shall vest, become exercisable and be settled as determined by the Board. With respect to Options and SARs, the exercise price granted to Non-Employee Directors shall not be less than the Fair Market Value of the Shares at the time that such Option or SAR is granted.

12.4.           Election to receive Awards in Lieu of Cash. A Non-Employee Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash or Awards or a combination thereof, as determined by the Committee. Such Awards shall be issued under the Plan. An election under this Section 12.4 shall be filed with the Company on the form prescribed by the Company.

13.                WITHHOLDING TAXES.

13.1.           Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company, or to the Subsidiary employing the Participant, an amount sufficient to satisfy applicable U.S. federal, state, local and international withholding tax requirements or any other tax liability legally due from the Participant prior to the delivery of Shares pursuant to exercise or settlement of any Award. Whenever payments in satisfaction of Awards granted under this Plan are to be made in cash, such payment will be net of an amount sufficient to satisfy applicable U.S. federal, state, local and international withholding tax requirements or any other tax liability legally due from the Participant.

13.2.           Stock Withholding. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time and to limitations of local law, may require or permit a Participant to satisfy such tax withholding obligation or any other tax liability legally due from the Participant, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld, or (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

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14.                TRANSFERABILITY.

14.1.           Transfer Generally. Unless determined otherwise by the Committee or pursuant to Section 14.2, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. If the Committee makes an Award transferable, including, without limitation, by instrument to an inter vivos or testamentary trust in which the Awards are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift to a Permitted Transferee, such Award will contain such additional terms and conditions as the Committee deems appropriate. All Awards shall be exercisable: (i) during the Participant’s lifetime only by (A) the Participant, or (B) the Participant’s guardian or legal representative; (ii) after the Participant’s death, by the legal representative of the Participant’s heirs or legatees; and (iii) in the case of all awards except ISOs, by a Permitted Transferee.

14.2.           Award Transfer Program. Notwithstanding any contrary provision of the Plan, the Committee shall have all discretion and authority to determine and implement the terms and conditions of any Award Transfer Program instituted pursuant to this Section 14.2 and shall have the authority to amend the terms of any Award participating, or otherwise eligible to participate in, the Award Transfer Program, including (but not limited to) the authority to (i) amend (including to extend) the expiration date, post-termination exercise period and/or forfeiture conditions of any such Award, (ii) amend or remove any provisions of the Award relating to the Award holder’s continued service to the Company, (iii) amend the permissible payment methods with respect to the exercise or purchase of any such Award, (iv) amend the adjustments to be implemented in the event of changes in the capitalization and other similar events with respect to such Award, and (v) make such other changes to the terms of such Award as the Committee deems necessary or appropriate in its sole discretion.

15.                PRIVILEGES OF STOCK OWNERSHIP; RESTRICTIONS ON SHARES.

15.1.           Voting and Dividends. Unless otherwise set forth in a Participant’s Award Agreement, no Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant; provided however, that after Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant’s Purchase Price or Exercise Price, as the case may be, pursuant to Section 15.2.

15.2.           Restrictions on Shares. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) a right to repurchase (a “Right of Repurchase”) a portion of any or all Unvested Shares held by a Participant following such Participant’s Termination at any time within ninety (90) days after the later of the Participant’s Termination Date and the date the Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant’s Purchase Price or Exercise Price, as the case may be.

16.                CERTIFICATES. All Shares or other securities whether or not certificated, delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable U.S. federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted and any non-U.S. exchange controls or securities law restrictions to which the Shares are subject.

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17.                ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of the Participant’s obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

18.                REPRICING; EXCHANGE AND BUYOUT OF AWARDS. Without prior stockholder approval the Committee may (i) reprice Options or SARS (and where such repricing is a reduction in the Exercise Price of outstanding Options or SARS, the consent of the affected Participants is not required provided written notice is provided to them, notwithstanding any adverse tax consequences to them arising from the repricing), and (ii) with the consent of the respective Participants (unless not required pursuant to Section 5.9 of the Plan), pay cash or issue new Awards in exchange for the surrender and cancellation of any, or all, outstanding Awards.

19.                SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable U.S. and foreign federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any foreign or state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

20.                NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant’s employment or other relationship at any time.

21.                CORPORATE TRANSACTIONS.

21.1.           Assumption or Replacement of Awards by Successor. Except as may otherwise be set forth in a Participant’s Award Agreement, in the event of a Corporate Transaction any or all outstanding Awards may be assumed or replaced by the successor corporation, which assumption or replacement shall be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the

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Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a Corporate Transaction, then notwithstanding any other provision in this Plan to the contrary, such Awards shall have their vesting accelerate as to all shares subject to such Award (and any applicable right of repurchase fully lapse) immediately prior to the Corporate Transaction unless otherwise determined by the Board and then such Awards will terminate. In addition, in the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a Corporate Transaction, the Committee will notify the Participant in writing or electronically that such Award will be exercisable for a period of time determined by the Committee in its sole discretion, and such Award will terminate upon the expiration of such period. Awards need not be treated similarly in a Corporate Transaction.

21.2.           Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company’s award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the Purchase Price or the Exercise Price, as the case may be, and the number and nature of Shares issuable upon exercise or settlement of any such Award will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option in substitution rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

21.3.           Acceleration. The Committee shall have the power to accelerate the time at which an Award or any portion thereof vests or may first be exercised, regardless of the tax or other consequences to the Participant or the Participant’s Permitted Transferee resulting from such acceleration.

22.                ADOPTION AND STOCKHOLDER APPROVAL. This Plan shall be submitted for the approval of the Company’s stockholders, consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board.

23.                TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will become effective on the Effective Date and will terminate ten (10) years from the date this Plan is adopted by the Board. This Plan and all Awards granted hereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

24.                AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including, without limitation, amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval; provided further, that a Participant’s Award shall be governed by the version of this Plan then in effect at the time such Award was granted.

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25.                NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock awards and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

26.                INSIDER TRADING POLICY. Each Participant who receives an Award shall comply with any policy adopted by the Company from time to time covering transactions in the Company’s securities by Employees, officers and/or directors of the Company.

27.                DEFINITIONS. As used in this Plan, and except as elsewhere defined herein, the following terms will have the following meanings:

“Award” means any award under the Plan, including any Option, Restricted Stock, Stock Bonus, Stock Appreciation Right, Restricted Stock Unit or award of Performance Shares.

“Award Agreement” means, with respect to each Award, the written or electronic agreement between the Company and the Participant setting forth the terms and conditions of the Award, which shall be in substantially a form (which need not be the same for each Participant) that the Committee has from time to time approved, and will comply with and be subject to the terms and conditions of this Plan.

“Award Transfer Program” means any program instituted by the Committee which would permit Participants the opportunity to transfer any outstanding Awards to a financial institution or other person or entity approved by the Committee.

“Board” means the Board of Directors of the Company.

“Cause” means (i) Participant’s willful failure substantially to perform his or her duties and responsibilities to the Company or deliberate violation of a Company policy; (ii) Participant’s commission of any act of fraud, embezzlement, dishonesty or any other willful misconduct that has caused or is reasonably expected to result in material injury to the Company; (iii) unauthorized use or disclosure by Participant of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant’s willful breach of any of his, her, or its obligations under any written agreement or covenant with the Company. The determination as to whether a Participant is being terminated for Cause shall be made in good faith by the Company and shall be final and binding on the Participant. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time as provided in Section 20 above, and the term “Company” will be interpreted to include any relevant Subsidiary, as appropriate.

“Change of Control” shall mean the first to occur of the following:

(i) Any Person (including one or more Persons acting as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of securities of the Company) other than (a) a trustee or other fiduciary holding securities under an employee benefit plan of the Company, or (b) a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of Shares of the Company, is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing forty percent (40%) or more of the total voting power represented by the Company’s then-outstanding voting securities; or

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(ii) During any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board plus any new Director whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds (2/3) of the Board at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(iii) The shareholders of the Company approve a merger or consolidation of the Company with any other corporation (and such merger or consolidation is in fact consummated), other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least eighty percent (80%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company’s assets , provided that such merger, consolidation, liquidation, sale or disposition, as the case may be, is actually consummated.

However, in no event shall a Change of Control be deemed to have occurred, with respect to a Participant, if such Participant is part of a purchasing group which consummates the transaction resulting in the Change of Control. The Participant shall be deemed “part of a purchasing group.” For purposes of the preceding sentence, if the Participant is an equity participant in the purchasing company or group (except for (i) passive ownership of less than three percent (3%) of the stock (or membership or partnership units, as the case may be) of the purchasing company or group which is otherwise not significant, as reasonably determined prior to the Change of Control by a majority of the Directors who were members of the Board at least six (6) months prior to the Change of Control).

“Code” means the United States Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

“Committee” means the Compensation Committee of the Board or those persons to whom administration of the Plan, or part of the Plan, has been delegated as permitted by law.

“Common Stock” means the common stock of the Company.

“Company” means USG&E, Inc., or any successor corporation.

“Consultant” means any person, including an advisor or independent contractor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

“Corporate Transaction” means the occurrence of any of the following events: (i) a Change of Control; or (ii) any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company).

“Director” means a member of the Board.

“Disability” means in the case of incentive stock options, total and permanent disability as defined in Section 22(e)(3) of the Code and in the case of other Awards, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

“Effective Date” means the date that the Plan is approved by the shareholders of the Company.

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“Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Exchange Program” means a program pursuant to which outstanding Awards are surrendered, cancelled or exchanged for cash, the same type of Award or a different Award (or combination thereof).

“Exercise Price” means, with respect to an Option, the price at which a holder may purchase the Shares issuable upon exercise of an Option and with respect to a SAR, the price at which the SAR is granted to the holder thereof.

“Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:

(a)            if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(b)            if such Common Stock is publicly traded but is neither listed nor admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(c)            in the case of an Option or SAR grant made on the Effective Date, the price per share at which shares of the Company’s Common Stock are initially offered for sale to the public by the Company’s underwriters in the initial public offering of the Company’s Common Stock pursuant to a registration statement filed with the SEC under the Securities Act; or

(d)            if none of the foregoing is applicable, by the Board or the Committee in good faith.

“Insider” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.

“Non-Employee Director” means a Director who is not an Employee of the Company or any Parent or Subsidiary.

“Option” means an award of an option to purchase Shares pursuant to Section 5.

“Participant” means a person who holds an Award under this Plan.

“Performance Award” means cash or stock granted pursuant to Section 10 or Section 12 of the Plan.

“Performance Factors” means any of the factors selected by the Committee and specified in an Award Agreement, from among the following objective measures, either individually, alternatively or in any combination, applied to the Company as a whole or any business unit or Subsidiary, either individually, alternatively, or in any combination, on a GAAP or non-GAAP basis, and measured, to the extent applicable on an absolute basis or relative

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to a pre-established target, to determine whether the performance goals established by the Committee with respect to applicable Awards have been satisfied:

•       (a) Profit Before Tax;

•       (b) Revenue;

•       (c) Net revenue;

•       (d) Earnings (which may include earnings before interest and taxes, earnings before taxes, and net earnings);

•       (e) Operating income;

•       (f) Operating margin;

•       (g) Operating profit;

•       (h) Net Profit;

•       (i) Gross margin;

•       (j) Operating expenses or operating expenses as a percentage of revenue;

•       (k) Net income;

•       (l) Earnings per share;

•       (m) Total stockholder return;

•       (n) Market share;

•       (o) Return on assets or net assets;

•       (p) The Company’s stock price;

•       (q) Growth in stockholder value relative to a pre-determined index;

•       (r) Return on equity;

•       (s) Return on invested capital;

•       (t) Cash Flow (including free cash flow or operating cash flows)

•       (u) Cash conversion cycle;

•       (v) Economic value added;

•       (w) Individual confidential business objectives;

•       (x) Overhead or other expense reduction;

•       (y) Credit rating;

•       (z) Strategic plan development and implementation;

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•       (aa) Succession plan development and implementation;

•       (bb) Customer indicators;

•       (cc) Improvements in productivity;

•       (dd) Attainment of objective operating goals and employee metrics; and

•       (ee) Any other metric, whether qualitative or quantitative, as determined by the Committee.

The Committee may, in recognition of unusual or non-recurring items such as acquisition-related activities or changes in applicable accounting rules, provide for one or more equitable adjustments (based on objective standards) to the Performance Factors to preserve the Committee’s original intent regarding the Performance Factors at the time of the initial award grant. It is within the sole discretion of the Committee to make or not make any such equitable adjustments.

“Performance Period” means the period of service determined by the Committee, during which years of service or performance is to be measured for the Award.

“Performance Share” means a performance share bonus granted as a Performance Award.

“Permitted Transferee” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships) of the Employee, any person sharing the Employee’s household (other than a tenant or employee), a trust in which these persons (or the Employee) have more than 50% of the beneficial interest, a foundation in which these persons (or the Employee) control the management of assets, and any other entity in which these persons (or the Employee) own more than 50% of the voting interests.

“Person” means any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

“Plan” means this USG&E, Inc. 2017 Equity Incentive Plan.

“Purchase Price” means the price to be paid for Shares acquired under the Plan, other than Shares acquired upon exercise of an Option or SAR.

“Restricted Stock Award” means an award of Shares pursuant to Section 6 or Section 12 of the Plan, or issued pursuant to the early exercise of an Option.

“Restricted Stock Unit” means an Award granted pursuant to Section 9 or Section 12 of the Plan.

“Reverse Split” means the 3-for-1 reverse split of the Company’s outstanding Shares approved by the Company’s shareholders contemporaneous with their approval of the Plan.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Shares” means shares of the Company’s Common Stock and the common stock of any successor security.

“Stock Appreciation Right” means an Award granted pursuant to Section 8 or Section 12 of the Plan.

“Stock Bonus” means an Award granted pursuant to Section 7 or Section 12 of the Plan.

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“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor or advisor to the Company or a Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee; provided, that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary of the Company as it may deem appropriate, except that in no event may an Award be exercised after the expiration of the term set forth in the applicable Award Agreement. In the event of military leave, if required by applicable laws, vesting shall continue for the longest period that vesting continues under any other statutory or Company approved leave of absence and, upon a Participant’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given vesting credit with respect to Awards to the same extent as would have applied had the Participant continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave. An employee shall have terminated employment as of the date he or she ceases to be employed (regardless of whether the termination is in breach of local laws or is later found to be invalid) and employment shall not be extended by any notice period or garden leave mandated by local law. The Committee will have sole discretion to determine whether a Participant has ceased to provide services for purposes of the Plan and the effective date on which the Participant ceased to provide services (the “Termination Date”).

“Unvested Shares” means Shares that have not yet vested or are subject to a right of repurchase in favor of the Company (or any successor thereto).

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ANNEX E

The Company’s Annual Report on Form 10-K for the Year Ended December 31, 2016

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-K

(Mark One)

☒	ANNUAL REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the year ended December 31, 2016

Or

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from to

Commission File Number 814-00098

EQUUS TOTAL RETURN, INC.

(Exact name of registrant as specified in its charter)

Delaware	76-0345915
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

700 Louisiana St. 48th Floor, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 529-0900

Registrant’s telephone number, including area code:

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Name of each exchange on which registered
Common Stock	New York Stock Exchange

Securities registered pursuant to Section 12(g) of the Act: None

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. Yes ☐ No ☒

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act. Yes ☐ No ☒

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒ No ☐

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant’s knowledge, in the definitive proxy or information statement incorporated by reference in Part III of this 10-K. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☒ (Do not check if a smaller reporting company)	Smaller reporting company ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Act). Yes ☐ No ☒

Approximate aggregate market value of common stock held by non-affiliates of the registrant: $10,599,895 computed on the basis of $1.78 per share, the closing price of the registrant’s common stock on the New York Stock Exchange on June 30, 2016. For purposes of calculating this amount only, all directors and executive officers of the registrant have been treated as affiliates. There were 12,673,646 shares of the registrant’s common stock, $.001 par value, outstanding as of March 13, 2017. The net asset value of a share of the Registrant as of December 31, 2016 was $3.37.

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate website, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T during the preceding 12 months (or such shorter period that the registrant was required to submit and post such files). ☐

Portions of the Proxy Statement (to be filed) for the 2017 Annual Shareholder’s meeting are incorporated by reference in Parts II and III.

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PART I

Item 1. Business

Equus Total Return, Inc. (“we,” “us,” “our,” “Equus” the “Company” or the “Fund”), a Delaware corporation, was formed by Equus Investments II, L.P. (the “Partnership”) on August 16, 1991. On July 1, 1992, the Partnership was reorganized and all of the assets and liabilities of the Partnership were transferred to the Fund in exchange for shares of common stock of the Fund. On August 11, 2006, our shareholders approved the change of the Fund’s investment strategy to a total return investment objective. This strategy seeks to provide the highest total return, consisting of capital appreciation and current income. In connection with this strategic investment change, the shareholders also approved the change of name from Equus II Incorporated to Equus Total Return, Inc.

We attempt to maximize the return to stockholders in the form of current investment income and long-term capital gains by investing in the debt and equity securities of companies with a total enterprise value between $5.0 million and $75.0 million, although we may engage in transactions with smaller or larger investee companies from time to time. We seek to invest primarily in companies pursuing growth either through acquisition or organically, leveraged buyouts, management buyouts and recapitalizations of existing businesses or special situations. Our income-producing investments consist principally of debt securities including bonds, subordinated debt, debt convertible into common or preferred stock, or debt combined with warrants and common and preferred stock. Debt and preferred equity financing may also be used to create long-term capital appreciation through the exercise and sale of warrants received in connection with the financing. We seek to achieve capital appreciation by making investments in equity and equity-oriented securities issued by privately-owned companies or smaller public companies in transactions negotiated directly with such companies. Given market conditions over the past several years and the performance of our portfolio, our management and board of directors believe it prudent to continue to review alternatives to refine and further clarify the current strategies.

Equus is a closed-end management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940 (“1940 Act”). In order to remain a BDC, we must meet certain specified requirements under the 1940 Act, including investing at least 70% of our assets in eligible portfolio companies and limiting the amount of leverage we incur (See “Significant Developments – Authorization to Withdraw BDC Election” below). Equus is also a regulated investment company (“RIC”) under Subchapter M of the U.S. Internal Revenue Code of 1986. As such, we are not required to pay corporate-level income tax on the Fund’s investment income. So long as we remain a BDC, we intend to maintain our RIC status, which requires that we qualify annually as a RIC by meeting certain specified requirements. For a discussion of these requirements necessary to maintain our status as a BDC and as a RIC, please see “Business Development Company Requirements” and “Regulated Investment Company Tax Status,” respectively.

Our principal office is located at 700 Louisiana St., 48th Floor, Houston, Texas, 77002, and the telephone number is 1-888-323-4533. Our corporate website is located at www.equuscap.com. We make available free of charge on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and all amendments to those reports as soon as reasonably practicable after such material is electronically filed or furnished to the Securities and Exchange Commission (“SEC”). Our shares are traded on The New York Stock Exchange ("NYSE”) under the ticker symbol “EQS”.

Significant Developments

Plan of Reorganization and Share Exchange with MVC Capital. On May 14, 2014, we announced that the Fund intended to effect a reorganization pursuant to Section 2(a)(33) of the 1940 Act (hereinafter, the “Plan of Reorganization”). As a first step to consummating the Plan of Reorganization, we sold to MVC Capital, Inc. (“MVC”) 2,112,000 newly-issued shares of the Fund’s common stock in exchange for 395,839 shares of MVC (such transaction is hereinafter referred to as the “Share Exchange”). MVC is a business development company traded on the NYSE that provides long-term debt and equity investment capital to fund growth, acquisitions and recapitalizations of companies in a variety of industries. The Share Exchange was calculated based on the Fund’s and MVC’s respective net asset value per share. At the time of the Share Exchange, the number of MVC shares received by Equus represented approximately 1.73% of MVC’s total outstanding shares of common stock.

Pursuant to the terms of a Share Exchange Agreement, dated May 12, 2014, entered into by Equus and MVC which memorialized the Share Exchange, we intend to finalize the Plan of Reorganization by pursuing a merger or consolidation with MVC, a subsidiary of MVC, or one or more of MVC’s portfolio companies (the “Consolidation”). Absent Equus merging or consolidating with/into MVC or a subsidiary thereof, our current intention is for Equus to (i) consummate the Consolidation with a portfolio company of MVC, (ii) terminate its election to be classified as a BDC under the 1940 Act, and (iii) be restructured as a publicly-traded operating company focused on the energy and/or financial services sector. Our management is currently evaluating these alternatives and expects to commence and/or consummate a Consolidation during 2017.

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Authorization to Withdraw BDC Election. On January 6, 2017, holders of a majority of the outstanding common stock of the Fund approved our cessation as a BDC under the 1940 Act and authorized our Board of Directors (sometimes referred to hereinafter as the “Board”) to cause the Fund’s withdrawal of its election to be classified as a BDC, each effective as of a date designated by the Board and our Chief Executive Officer, but in no event later than July 31, 2017. The authorization given to our Board is a consequence of the Plan of Reorganization described above. Notwithstanding this authorization to withdraw our BDC election, we will not submit any such withdrawal unless and until Equus has entered into a definitive agreement to effect a Consolidation. Further, although our shareholders have authorized us to withdraw our election as a BDC, we will require a subsequent affirmative vote from holders of a majority of our outstanding voting shares to enter into any such definitive agreement or change the nature of our business.

Portfolio Investments. On January 29, 2016, we invested $2.0 million in Biogenic Reagents, LLC, a developer and producer of high value carbon products from renewable biomass, in the form of a senior secured promissory note bearing cash and PIK interest at the combined rate of 16% per annum.

Outlook. Our Board and management of the Fund (“Management”) continue to believe that current market conditions and recent portfolio performance dictate the need to pursue a more active role in the management of our remaining investments and to seek liquidity events at the appropriate time to protect and enhance shareholder value. These activities include continuous monitoring and intensive reviews of portfolio company performance and expectations, providing follow-on capital when necessary, and the exploration of liquidity events for certain portfolio companies to position the Fund to maximize investment returns and, to the extent we intend to remain a BDC, actively pursuing suitable new investments for the Fund.

Investment Objective

To the extent we remain a BDC and do not complete the Consolidation as described above, our investment objective is to maximize the total return to our stockholders in the form of current investment income and long-term capital gains by investing in the debt and equity securities of small and middle market capitalization companies that are generally not publicly traded at the time of our investment. As a result of our endeavors in the energy sector, we also seek to purchase working interests and revenue leasehold interests in oil and gas properties, although we remain open to exploring investment opportunities in a variety of other sectors. Should we continue to grow and develop Equus as a closed-end fund instead of an operating company, we intend to include investments in progressively larger enterprises.

Investment Strategy

Our investment strategy attempts to strike a balance between the potential for gain and the risk of loss. With respect to capital appreciation, Equus is a “growth-at-reasonable-price” investor that seeks to identify and acquire securities that meet our criteria for selling at reasonable prices. We give priority to cash producing investments wherein we invest principally in debt or preferred equity financing with the objective of generating regular interest and dividend income back to the Fund. Debt and preferred equity financing may also be used to create long-term capital appreciation through the exercise and sale of warrants received in connection with the financing. Given market conditions over the past several years and the performance of our portfolio, our Management and Board believe it prudent to continue to review alternatives to refine and further clarify the current strategies.

Investment Criteria

Consistent with our investment objective and strategy, our Management evaluates prospective investments based upon the criteria set forth below. We may modify some or all of these criteria from time to time.

Management Competency and Ownership. We seek to invest in companies with experienced management teams who have demonstrated a track record of successful performance. Further, we desire to invest in companies with significant management ownership. We believe that significant management ownership in small capitalization and middle market companies provides appropriate incentives and an alignment of interests for management to maximize shareholder value. In addition, we will seek to design compensation and incentive arrangements that align the interests of the portfolio company’s management with those of the Fund to enhance potential returns.

Substantial Target Market. We desire to focus on companies whose products or services have favorable growth potential and strong competitive positions in their respective markets. These positions may be as leadership positions within a given industry or market niche positions in which the product or service has a demonstrated competitive advantage. The market in which a potential portfolio company operates should either be sizeable or have significant growth potential.

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History of Profitability and Favorable Growth Potential. We target companies that have demonstrated a history of profitability or a reasonable expectation of a return to profitability in the near future.

Ability to Provide Regular Cash Interest and Distributions. We look for companies with strong cash flow models sufficient to provide regular and consistent interest and/or preferred dividend payments.

Management Assistance and Substantial Equity. Given the requirements of a BDC under the 1940 Act, we seek to invest in companies that will permit substantial managerial assistance including representation on the board of directors of the company or its equivalent. With regard to equity investments, we desire to obtain a substantial investment position in portfolio companies. This position may be as a minority shareholder with certain contractual rights and powers, or as a majority shareholder, and should otherwise allow us to have substantive input on the direction and strategies of the portfolio company.

Plausible Exit and Potential for Appreciation. Prior to investing in a portfolio company, we will seek to analyze potential exit strategies and pursue those investments with such strategies as may be achievable.

Investment Operations

Our investment operations consist principally of the following basic activities:

Investment Selection. Historically, many of our investment opportunities have come from Management, members of our Board, other private equity investors, direct approaches from prospective portfolio companies and referrals from investment banks, business brokers, commercial, regional and local banks, attorneys, accountants and other members of the financial community. Subject to the approval of our Board, we may compensate certain referrals with finder’s fees to the extent permissible under applicable law and consistent with industry practice.

Due Diligence. Once a potential investment is identified, we undertake a due diligence review using information provided by the prospective portfolio companies and publicly available information. Management may also seek input from consultants, investment bankers and other knowledgeable sources. The due diligence review will typically include, but is not limited to:

•	Review of historical and prospective financial information including audits and budgets;
•	On-site visits;
•	Interviews with management, employees, customers and vendors of the potential portfolio company;
•	Review of existing loan documents and credit arrangements, if any;
•	Background checks on members of management; and
•	Research relating to the company, its management, industry, markets, products and services and competitors.

Structuring Investments. We typically negotiate investments in private transactions directly with the owner or issuer of the securities acquired. Management structures the terms of a proposed investment, including the purchase price, the type of security to be purchased and our future involvement in the portfolio company’s business. We seek to structure the terms of the investment to provide for the capital needs of the portfolio company while maximizing our opportunities for current income and capital appreciation. In addition, we may invest with other co-investors including private equity firms, business development companies, small business investment companies, venture capital groups, institutional investors and individual investors.

Providing Management Assistance and Monitoring of Investments. Successful private equity investments typically require active monitoring of, and significant participation in, major business decisions of portfolio companies. In several cases, officers and directors of the Fund serve as members of the governing boards of portfolio companies. Such management assistance is required of a BDC under the 1940 Act. We seek to provide guidance and management assistance with respect to such matters as capital structure, acquisitions, budgets, profit goals, corporate strategy, portfolio management and potential sale of the company or other exit strategies. In connection with their service as directors of portfolio companies, officers and directors of the Fund may receive and retain directors’ fees or reimbursement for expenses incurred, and may participate in incentive stock option plans for non-employee directors, if any. When necessary and as requested by any portfolio company, Management, on behalf of the Fund, may also assign staff professionals with financial or management expertise to assist portfolio company management.

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Follow-On Investments

Following our initial investment, a portfolio company may request that we make follow-on investments by providing additional equity or loans needed to fully implement its business plans to develop a new line of business or to recover from unexpected business problems or other purposes. In addition, follow-on investments may be made to exercise warrants or other preferential rights granted to the Fund or otherwise to increase our position in a portfolio company. We may make follow-on investments in portfolio companies from cash on hand or borrow all or a portion of the funds required. If we are unable to make follow-on investments due to lack of available capital, the portfolio company in need of the investment may be negatively impacted, we may be required to subordinate our debt interest in the portfolio company to a new lender, and our equity interest in the portfolio company may be diluted if outside equity capital is required.

Disposition of Investments

The method and timing of the disposition of our investments in portfolio companies are critical to our ability to realize capital gains and minimize capital losses. We may dispose of our portfolio securities through a variety of transactions, including recapitalizations, refinancings, management buy-outs, repayments from cash flow, acquisitions of portfolio companies by a third party and outright sales of the Fund’s securities in a portfolio company. In addition, under certain circumstances we may distribute our portfolio securities in-kind to our stockholders. In structuring our investments, we endeavor to reach an understanding with the management of the prospective portfolio company as to the appropriate method and timing of the disposition of the investment. In some cases, we seek registration rights for our portfolio securities at the time of investment which typically provide that the portfolio company will bear the cost of registration. To the extent not paid by the portfolio company, the Fund typically bears the costs of disposing of our portfolio investments.

Current Portfolio Companies

For a description of our current portfolio company investments, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations–Portfolio Securities.”

Valuation

On a quarterly basis, Management values its portfolio investments. These valuations are subject to the approval and adoption of the Board. Valuations of our portfolio securities at “fair value” are performed in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

The fair value of investments for which no market exists (which includes most of our investments) is determined through procedures established in good faith by the Board. As a general principle, the current “fair value” of an investment is the amount the Fund might reasonably expect to receive upon its sale in an orderly manner. There are a range of values that are reasonable for such investments at any particular time.

We base our adjustments to fair value upon such factors as the portfolio company’s earnings, cash flow and net worth, the market prices for similar securities of comparable companies, an assessment of the company’s current and future financial prospects and various other factors and assumptions. In the case of unsuccessful or substantially declining operations, we may base a portfolio company’s fair value upon the company’s estimated liquidation value. Fair valuations are inherently subjective, and our estimate of fair value may differ materially from amounts actually received upon the disposition of its portfolio securities. Also, any failure by a portfolio company to achieve its business plan or obtain and maintain its financing arrangements could result in increased volatility and result in a significant and rapid change in its value.

Our general intent is to hold our loans to maturity when appraising our privately held debt investments. As such, we believe that the fair value will not exceed the cost of the investment; however, we perform a yield analysis to determine if a debt security has been impaired.

Our Management may engage independent, third-party valuation firms to conduct independent appraisals and review Management’s preliminary valuations of each privately-held investment in order to make their own independent assessment. Any third-party valuation data would be considered as one of many factors in a fair value determination. Management would then present its fair value recommendations to the Audit Committee of the Board of Directors for review. Following review and any adjustments required thereby, the Audit Committee would, in turn, recommend the fair values for all of the Fund’s portfolio investments to the Board of Directors for final approval.

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To the extent that market quotations are readily available for our investments and such investments are freely transferable, we value them at the closing market price on the date of valuation. For securities which are of the same class as a class of public securities but are restricted from free trading (such as Rule 144 stock), we establish our valuation by discounting the closing market price to reflect the estimated impact of illiquidity caused by such restrictions. We generally hold investments in debt securities to maturity. Accordingly, we determine the fair value of debt securities on the basis of the terms of the debt securities and the financial condition of the issuer. We value certificates of deposit at their face value, plus interest accrued to the date of valuation.

Our Board reviews the valuation policies on a quarterly basis to determine their appropriateness and reserves the right to hire and, from time to time, utilizes independent valuation firms to review Management’s valuation methodology or to conduct an independent valuation.

On a daily basis, we adjust net asset value for changes in the value of publicly held securities, if any, and for material changes in the value of investments in securities issued by private companies. We report these amounts to Lipper Analytical Services, Inc. Our weekly and daily net asset values appear in various publications, including Barron’s and The Wall Street Journal.

Competition

We compete with a large number of public and private equity and mezzanine funds and other financing sources, including traditional financial services companies such as finance companies and commercial banks. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. Our competitors may have a lower cost of funds and many have access to funding sources that are not available to us. In addition, certain of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships and build their market shares. In addition, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC.

We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. In addition, because of this competition, we may not be able to take advantage of attractive investment opportunities and may not be able to identify and make investments that satisfy our investment objectives or meet our investment goals.

Properties

Our principal executive offices are located at 700 Louisiana St., 48th Floor, Houston, Texas 77002. We believe that our office facilities are suitable and adequate for our operations as currently conducted and contemplated.

Business Development Company Requirements

Qualifying Assets. As a BDC, we may not acquire any asset other than qualifying assets, as defined by the 1940 Act, unless, at the time the acquisition is made, the value of our qualifying assets represent at least 70% of the value of our total assets. The principal categories of qualifying assets relevant to our business are the following:

•

Securities purchased in transactions not involving any public offering from an issuer that is an eligible portfolio company.  An eligible portfolio company is any issuer that (a) is organized and has its principal place of business in the United States, (b) is not an investment company other than a small business investment company wholly-owned by the BDC, and (c) either (i) (A) does not have any class of securities with respect to which a broker or dealer may extend margin credit, (B) is controlled by the BDC either singly or as part of a group and an affiliated person of the BDC is a member of the issuer’s board of directors, or (C) has total assets of not more than $4 million and capital and surplus of at least $2 million, or (ii) does not have any class of securities listed on a national securities exchange, unless the total market capitalization of such issuer does not exceed $250 million. Qualifying assets may also include follow-on investments in a company that was a particular type of eligible portfolio company at the time of the BDC’s initial investment, but subsequently did not meet the definition;

•	Securities received in exchange for or distributed with respect to securities described above, or pursuant to the exercise of options, warrants or rights relating to such securities; and
•	Cash, cash items, government securities, or high quality debt securities maturing in one year or less from the time of investment.

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We may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC unless authorized by vote of the holders of the majority of our outstanding voting securities, as defined in the 1940 Act. On January 6, 2017, we received this authorization from our shareholders to withdraw our BDC election. This authorization was provided as a consequence of our Plan of Reorganization announced on May 14, 2014, wherein we stated that we intended to: (i) consummate a Consolidation with MVC or one of its subsidiaries, (ii) terminate the Fund’s election to be classified as a BDC under the 1940 Act, and (iii) be restructured as a publicly-traded operating company focused on the energy and/or financial services sector. While we have received authorization from our shareholders to withdraw our BDC election, we will require a separate affirmative vote of the holders of a majority of our outstanding voting securities to consummate a Consolidation and change the nature of our business (see “Significant Developments−Plan of Reorganization” and “−Authorization to Withdraw BDC Election” above).

To include certain securities above as qualifying assets for the purpose of the 70% test, a BDC must make available to the issuer of those securities significant managerial assistance, such as providing significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We offer to provide significant managerial assistance to each of our portfolio companies.

Temporary Investments. Pending investment in portfolio companies, we invest our available funds in interest-bearing bank accounts, money market mutual funds, U.S. Treasury securities and/or certificates of deposit with maturities of less than one year (collectively, “Temporary Investments”). Temporary Investments may also include commercial paper (rated or unrated) and other short-term securities. Temporary Investments constituting cash, cash items, securities issued or guaranteed by the U.S. Treasury or U.S. Government agencies and high quality debt securities (commercial paper rated in the two highest rating categories by Moody’s Investor Services, Inc. or Standard & Poor’s Corporation, or if not rated, issued by a company having an outstanding debt issue so rated, with maturities of less than one year at the time of investment) will qualify for determining whether we have 70% of our total assets invested in qualifying assets or in qualified Temporary Investments for purposes of the BDC provisions of the 1940 Act.

Leverage. We are permitted by the 1940 Act, under specified conditions, to issue multiple classes of senior debt and a single class of preferred stock senior to the common stock if our asset coverage, as defined in the 1940 Act, is at least 200% after the issuance of the debt or the senior stockholders’ interests. In addition, provisions must be made to prohibit any distribution to common stockholders or the repurchase of any shares unless the asset coverage ratio is at least 200% at the time of the distribution or repurchase.

Fund Share Sales Below Net Asset Value. To the extent we remain a BDC, we generally may sell our common stock at a price that is below the prevailing net asset value per share only upon the approval of the policy by stockholders holding a majority of our issued shares, including a majority of shares held by nonaffiliated stockholders. We may, in accordance with certain conditions established by the SEC, sell shares below net asset value in connection with the distribution of rights to all of our stockholders. We may also issue shares at less than net asset value in payment of dividends to existing stockholders.

No Redemption Rights. Since we are a closed-end BDC, our stockholders have no right to present their shares to the Fund for redemption. Recognizing the possibility that our shares might trade at a discount, our Board has determined that it would be in the best interest of our stockholders for the Fund to be authorized to attempt to reduce or eliminate a market value discount from net asset value. Accordingly, from time to time we may, but are not required to, repurchase our shares (including by means of tender offers) to attempt to reduce or eliminate any discount or to increase the net asset value of our shares.

Affiliated Transactions. Many of the transactions involving the Fund and its affiliates (as well as affiliates of such affiliates) require the prior approval of a majority of the independent directors and a majority of the independent directors having no financial interest in the transactions. However, certain transactions involving closely affiliated persons of the Fund require the prior approval of the SEC.

Regulated Investment Company Tax Status

As a BDC, we operate to qualify as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If we qualify as a RIC and annually distribute to our stockholders in a timely manner at least 90% of our investment company taxable income, we will not be subject to federal income tax on the portion of our taxable income and capital gains we distribute to our stockholders. Taxable income generally differs from net income as defined by accounting principles generally accepted in the United States of America due to temporary and permanent timing differences in the recognition of income and expenses, returns of capital and net unrealized appreciation or depreciation.

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Generally, in order to maintain our status as a RIC, we must (i) continue to qualify as a BDC; (ii) distribute to our stockholders in a timely manner at least 90% of our investment company taxable income, as defined by the Code; (iii) derive in each taxable year at least 90% of our gross investment company income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or other securities or other income derived with respect to our business of investing in such stock or securities as defined by the Code; and (iv) meet investment diversification requirements. The diversification requirements generally require us at the end of each quarter of the taxable year to have (a) at least 50% of the value of our assets consist of cash, cash items, government securities, securities of other RICs and other securities if such other securities of any one issuer do not represent more than 5% of our assets and 10% of the outstanding voting securities of the issuer and (b) no more than 25% of the value of our assets invested in the securities of one issuer (other than U.S. government securities and securities of other RICs), or of two or more issuers that are controlled by us and are engaged in the same or similar or related trades or businesses.

In addition, with respect to each calendar year, if we distribute or have treated as having distributed (including amounts retained but designated as deemed distributed) in a timely manner 98% of our net capital gain income for each one-year period ending on October 31, and distribute 98.2% of our investment company net ordinary income for such calendar year (as well as any ordinary income not distributed in prior years), we will not be subject to the 4% nondeductible Federal excise tax imposed with respect to certain undistributed income of RICs.

If we fail to satisfy the 90% distribution requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to tax in such year on all of our taxable income, regardless of whether we make any distribution to our stockholders. In addition, in that case, all of our distributions to our stockholders will be characterized as ordinary income (to the extent of our current and accumulated earnings and profits). We have distributed and currently intend to distribute sufficient dividends to eliminate our investment company taxable income; however, none have been necessary in recent years.

Custodian

We act as the custodian of our securities to the extent permitted under the 1940 Act and are subject to the restrictions imposed on self-custodians by the 1940 Act and the rules and regulations thereunder. We have also entered into an agreement with Amegy Bank with respect to the safekeeping of our securities. The principal business office of Amegy Bank is 1717 West Loop South, Houston, Texas 77027.

Transfer and Disbursing Agent

We employ American Stock Transfer & Trust Company as our transfer agent to record transfers of our shares, maintain proxy records and to process distributions. The principal business office of our transfer agent is 6201 15th Avenue, 2nd Floor, Brooklyn, NY 11219.

Certifications

In July 2016, pursuant to Section 303A.12(a) of the NYSE Listed Company Manual, we submitted to the NYSE an unqualified certification of our Chief Executive Officer. In addition, certifications by our Chief Executive Officer and Chief Financial Officer have been filed as exhibits to this annual report on Form 10-K as required by the Securities Exchange Act of 1934, as amended, and the Sarbanes-Oxley Act of 2002.

Forward-Looking Statements

All statements contained herein that are not historical facts including, but not limited to, statements regarding anticipated activity are “forward-looking statements” within the meaning of the federal securities laws, involve a number of risks and uncertainties, and are based on the beliefs and assumptions of Management, based on information currently available to Management. Actual results may differ materially. In some cases, readers can identify forward-looking statements by words such as “may,” “will,” “should,” “expect,” “objective,” “plan,” “intend,” “anticipate,” “believe,” “Management believes,” “estimate,” “predict,” “project,” “potential,” “forecast,” “continue,” “strategy,” or “position” or the negative of such terms or other variations of them or by comparable terminology. In particular, statements, express or implied, concerning future actions, conditions, or events, future operating results, or the ability to generate sales, income, or cash flow are forward-looking statements.

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Among the factors that could cause actual results to differ materially are the following: (i) changes in the economic conditions in which we operate negatively impacting our financial resources; (ii) certain of our competitors have substantially greater financial resources than the Fund reducing the number of suitable investment opportunities offered or reducing the yield necessary to consummate the investment; (iii) there is uncertainty regarding the value of our privately held securities that require a good faith estimate of fair value for which a change in estimate could affect the Fund’s net asset value; (iv) our investments in securities of privately held companies may be illiquid which could affect our ability to realize a gain; (v) our portfolio companies could default on their loans or provide no returns on its investments which could affect the Fund’s operating results; (vi) we are dependent on external financing to grow our business; (vii) our ability to retain key management personnel; (viii) an economic downturn or recession could impair our portfolio companies and therefore harm our operating results; (iv) our borrowing arrangements impose certain restrictions; (x) changes in interest rates may affect our cost of capital and net operating income; (xi) we cannot incur additional indebtedness unless the Fund maintains an asset coverage of at least 200%, which may affect returns to our stockholders; (xii) we may fail to continue to qualify for our pass-through treatment as a RIC which could have an effect on stockholder returns; (xiii) our common stock price may be volatile; (xiv) general business and economic conditions and other risk factors described in its reports filed from time to time with the SEC; and (xv) risks related to our Plan of Reorganization. We caution readers not to place undue reliance on any such forward-looking statements, which statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made.

Item 1A. Risk Factors

An investment in our securities involves certain risks relating to our structure and investment objectives. The risks and uncertainties described below are not the only ones facing Equus. You should carefully consider these risks, together with all of the other information included in the annual report on Form 10-K, including our financial statements and the related notes thereto.

Additional risks and uncertainties not presently known to us, or not presently deemed material by us, may also impair our operations and performance.

If any of the following risks actually occur, our business, financial condition or results of operations could be materially adversely affected. If that happens, the trading price of our common stock could decline and you may lose all or part of your investment.

Risks Related to Our Investments

Investments in small capitalization companies present certain risks that may not exist to the same degree as investments in larger, more established companies and will cause such investments to be volatile and speculative.

We have invested and may continue to invest, in private, small and/or new companies that may be in their early stages of development. Investments in these types of companies involve a number of significant risks, including the following:

•

They typically have shorter operating histories, narrower product lines and smaller market shares than public companies, which tend to render them more vulnerable to competitors’ actions and market conditions as well as general economic downturns;

•

They may have no earnings or experienced losses or may have limited financial resources and may be unable to meet their obligations under their securities, which may be accompanied by a deterioration in the value of their equity securities or any collateral or guarantees provided with respect to their debt;

•

They are more likely to depend on the management talents and efforts of a small group of persons and, as a result, the death, disability, resignation or termination of one or more of those persons could have a material adverse effect on their business and prospects and, in turn, on our investment;

•	They may have difficulty accessing the capital markets to meet future capital needs;
•

They generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

•	Generally little public information exists regarding these companies, and investors in these companies generally must rely on the ability of the equity sponsor to obtain adequate information for the purposes of evaluating potential returns and making a fully informed investment decision.

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There is uncertainty regarding the value of our privately held securities.

Our net asset value is based on the value we assign to our portfolio investments. For investments that are not listed on a securities exchange or quotation medium, we determine the value of our investments in securities for which market quotations are not available as of the end of each calendar quarter, unless there is a significant event requiring a change in valuation in the interim. Because of the inherent uncertainty of the valuation of portfolio securities that do not have readily ascertainable market values, our fair value determination may differ materially from the value that would have been used had a ready market existed for the securities. We determine the fair value of investments for which no market quotations are available based upon a methodology that we believe reaches a reasonable estimation of fair value. However, we do not necessarily apply multiple valuation metrics in reaching this determination and, in some cases, we do not obtain any third party valuations before reaching this determination. Our determinations of the fair value of our investments have a material impact on our net earnings through the recording of unrealized appreciation or depreciation of investments as well as our assessment of interest income recognition. Our net asset value could be affected materially if our determinations of the fair value of our investments differ significantly from values based on a ready market for these securities.

We depend upon Management for our future investment success.

We depend upon the diligence and skill of our Management to select, structure, close and monitor our investments. Management is responsible for identifying, structuring, evaluating, monitoring, and disposing of our investments, and the services they collectively provide significantly impact our results of operations. Our future success will depend to a significant extent on the continued service and coordination of Management. Our success will depend on our ability to retain our existing Management and to recruit additional other highly qualified individuals. If we are unable to integrate new investment and management personnel, we may be unable to achieve our desired investment results.

Management may not be able to implement our investment objective successfully.

Our Board is taking a more opportunistic approach to our portfolio investment strategy, shifting our investment emphasis from manufacturing and services to other sectors, such as energy. In order to implement our investment strategy, Management must analyze, conduct due diligence, invest in, monitor and sell investment interests in industries in which many of them have not previously been involved. Also, we expect that our investment strategy will continue to require Management to investigate and monitor investments that are much more broadly dispersed geographically. In addition, Management is required to provide valuations for investments in a broader range of securities, including debt securities, which may require expertise beyond that previously required. We cannot assure investors that the overall risk of their investment in the Fund will be reduced as a result of our investment strategy. If we cannot achieve our investment objective successfully, the value of your investment in our common stock could decline substantially.

We may not realize gains from our equity investments.

We frequently invest in the equity securities of our portfolio companies. Also, when we make a loan, we sometimes receive warrants to acquire stock issued by the borrower. Ultimately, our goal is to sell these equity interests and realize gains. These equity interests may not appreciate and, in fact, may depreciate in value. Some of our portfolio companies have experienced net losses in recent years or have negative net worth as of their most recent available balance sheet date. At December 31, 2016, several of our portfolio investments had estimated fair values, based upon our valuation methodologies, significantly below the initial cost of such investments. At December 31, 2016, the cost basis of our portfolio investments was $19.4 million and our estimated fair value was $29.7 million, although our equity investments in Equus Media Development Company, LLC, Equus Energy, LLC, and MVC had an aggregate fair value of $10.5 million versus a cost basis of $16.1 million. Also, the market value of our equity investments may fall below our estimate of the fair value of such investments before we sell them. Given these factors, there is a risk that we will not realize gains upon the sale of those or other equity interests that we hold.

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Our holdings in Equus Energy are subject to commodity price declines endemic to oil and gas companies.

The oil and gas business is fundamentally a commodity-based enterprise. This means that the operations and earnings of Equus Energy, LLC (“Equus Energy”) may be significantly affected by changes in prices of oil, gas and natural gas liquids. The prices of these products are also dependent upon local, regional and global events or conditions that affect supply and demand for the relevant commodity. In addition, the pricing of these commodities are highly dependent upon technological improvements in energy production and development, energy efficiency, and seasonal weather patterns. Moreover, as a worldwide commodity, the price of oil and natural gas is also influenced by changes in currency exchange rates, interest rates, and inflation. Equus Energy does not employ any hedging strategies in respect of its oil and gas holdings, and is therefore subject to price fluctuations resulting from these and other factors. The operational results and financial condition of Equus Energy, as well as the economic attractiveness of future capital expenditures for new drilling and recompletions, may be materially adversely affected as a result of lower oil and gas prices.

We may not be able to make additional investments in our portfolio companies from time to time, which may dilute our interests in such companies.

After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company, or may have the opportunity to increase our investment in that company through the exercise of a warrant to purchase common stock or through follow-on investments in the debt or equity of that company. We cannot assure you that we will make, or have sufficient funds to make, any such follow-on investments. Any decision by us not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of investment and may result in a missed opportunity for us to increase our participation in a successful operation. A decision not to make a follow-on investment may also require us to subordinate our debt interest to a new lender or dilute our equity interest in, or reduce the expected yield on, our investment.

We have invested in a limited number of portfolio companies.

The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means we are not limited in the proportion of our assets that may be invested in the securities of a single issuer. As a matter of policy, we generally have not initially invested more than 25% of the value of our net assets in a single portfolio company. In view of the net asset value of the Fund as of December 31, 2016, however, we would expect that any new investments may exceed this percentage for the immediate future. Moreover, follow-on investments, disproportionate increases or decreases in the fair value of certain portfolio companies or sales of investments may result in more than 25% of our net assets being invested in a single portfolio company at a particular time.

A consequence of a limited number of investments is that changes in business or industry trends or in the financial condition, results of operations or the market’s assessment of any single portfolio company will affect our net asset value and the market price of our common stock to a greater extent than would be the case if we were a “diversified” company holding a greater number of investments.

The lack of liquidity of our privately held securities may adversely affect our business

Our portfolio investments consist principally of securities that are subject to restrictions on sale because they are not listed or publicly traded securities. If any of these securities were to become publicly traded, our ability to sell them may still be restricted because we acquired them from the issuer in “private placement” transactions or because we may be deemed to be an affiliate of the issuer. We will not be able to sell these securities publicly without the expense and time required to register the securities under the Securities Act and applicable state securities laws, unless an exemption from such registration requirements is available. In addition, contractual or practical limitations may restrict our ability to liquidate our securities in portfolio companies because those securities are privately held and we may own a relatively large percentage of the issuer’s outstanding securities. Sales also may be limited by market conditions, which may be unfavorable for sales of securities of particular issuers or generally. The illiquidity of our investments may preclude or delay any disposition of such securities, which may make it difficult for us to obtain cash equal to the value at which we record our investments if the need arises.

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In situations where we hold junior priority liens, our ability to control decisions with respect to our portfolio companies may be limited by lenders holding superior liens. In a default scenario, the value of collateral may be insufficient to repay us after the senior priority lenders are paid in full.

We make certain loans to portfolio companies that are secured by a junior priority security interest in the same collateral pledged to secure debt owed to lenders with liens senior to ours. Often, the senior lender has procured covenants from the portfolio company prohibiting the incurrence of additional secured debt without the senior lender's consent. As a condition of permitting the portfolio company to incur junior secured indebtedness, the senior lender will require that we, as junior lender, enter into an intercreditor agreement that, among other things, will establish the senior lender's right to control the disposition of any collateral in the event of an insolvency proceeding or other default situation. In addition, intercreditor agreements generally will expressly subordinate junior liens to senior liens as well as the repayment of junior debt to senior debt.

Because of the control we may cede to senior lenders under intercreditor agreements, we may be unable to control the manner or timing of collateral disposition. In addition, the value of collateral securing our debt investment will ultimately depend on market and economic conditions at the time of disposal, the availability of buyers and other factors. Therefore, we cannot assure you that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by our liens. There is also a risk that such collateral securing our investments will be difficult to sell in a timely manner or to appraise. If the proceeds of the collateral are insufficient to repay our loans, then we will have an unsecured claim to the extent of the deficiency against any of the company's remaining assets, which claim will likely be shared with many other unsecured creditors.

As a debt or minority equity investor in a portfolio company, we may have little direct influence over the entity. The stockholders and management of the portfolio company may make decisions that could decrease the value of our portfolio holdings.

We make both debt and minority equity investments. Should a portfolio company make business decisions with which we disagree, or the stockholders and management of that company take risks or otherwise act in ways that do not serve our interests, the value of our portfolio holdings could decrease and have an adverse effect on our financial position and results of operations.

We may choose to waive or defer enforcement of covenants in the debt securities held in our portfolio, which may cause us to lose all or part of our investment in these companies.

We structure the debt investments in our portfolio companies to include business and financial covenants placing affirmative and negative obligations on the operation of the company’s business and its financial condition. However, from time to time we may elect to waive breaches of these covenants, including our right to payment, or waive or defer enforcement of remedies, such as acceleration of obligations or foreclosure on collateral, depending upon the financial condition and prospects of the particular portfolio company. These actions may reduce the likelihood of our receiving the full amount of future payments of interest or principal and be accompanied by a deterioration in the value of the underlying collateral as many of these companies may have limited financial resources, may be unable to meet future obligations and may go bankrupt. This could negatively impact our ability to pay dividends, could adversely affect our results of operation and financial condition and cause the loss of all or part of your investment.

We have limited public information regarding the companies in which we invest.

Except for our holdings in MVC, our portfolio consists entirely of securities issued by privately-held companies. There is generally little or no publicly available information about such companies, and we must rely on the diligence of Management to obtain the information necessary for our decision to invest in them and in order to monitor them effectively. We cannot assure you that such diligence efforts will uncover all material information about such privately held businesses necessary to make fully informed investment decisions.

Our portfolio companies may be highly leveraged.

Investments in leveraged buyouts and in highly leveraged companies involve a high degree of business and financial risk and can result in substantial losses. A leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used. The use of leverage by portfolio companies also magnifies the increase or decrease in the value of our investment as compared to the overall change in the enterprise value of a portfolio company.

Many of our portfolio companies have incurred substantial debt in relation to their equity capital. Such indebtedness generally has a term that will require that the balance of the loan be refinanced when it matures. If a portfolio company cannot generate adequate cash flow to meet the principal and interest payments on its debt or is not successful in refinancing the debt upon its maturity, our investment could be reduced or eliminated through foreclosure on the portfolio company’s assets or by the portfolio company’s reorganization or bankruptcy.

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A substantial portion of the debt incurred by portfolio companies may bear interest at rates that fluctuate in accordance with a stated interest rate index or the prime lending rate. The cash flow of a portfolio company may not be sufficient to meet increases in interest payments on its debt. Accordingly, the profitability of our portfolio companies, as well as the value of our investments in such companies, will depend significantly upon prevailing interest rates. In recent months, the level of interest rates has increased, which will have an adverse effect on the ability of our portfolio companies to service their floating rate debt and on their profits.

Leverage may impair the ability of our portfolio companies to finance their future operations and capital needs. As a result, the ability of our portfolio companies to respond to changing business and economic conditions and to business opportunities may be limited.

The use of leverage may adversely affect our performance.

We may utilize leverage for the Fund or its subsidiaries by borrowing or issuing preferred stock or short-term debt securities. Borrowings and other capital generated from leverage will result in lenders and other creditors with fixed dollar claims on our assets that are superior to the claims of our common shareholders. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Leverage is generally considered a speculative investment technique.

Our business depends on external financing.

Our business requires a substantial amount of cash to operate. We may borrow funds to pay contingencies or expenses or to make investments, to maintain our pass-through tax status as a RIC under Subchapter M of the Code. We are permitted under the 1940 Act to borrow if, immediately after the borrowing, we have an asset coverage ratio of at least 200%. That is, we may borrow an amount equal to as much as 50% of the fair value of our total assets (including investments made with borrowed funds). The amount and nature of any such borrowings depend upon a number of factors over which we have no control, including general economic conditions, conditions in the financial markets and the impact of the financing on the tax treatment of our stockholders. The use of leverage, even on a short-term basis, could have the effect of magnifying increases or decreases in our net asset value.

While the “spread” between the current yields on our investments and the cost of any loan would augment the return to our stockholders, if the spread narrows (because of an increase in the cost of debt or insufficient income on our investments), distributions to our stockholders could be adversely affected. This may render us unable to meet our obligations to our lenders, which might then require us to liquidate some or all of our investments. We cannot assure you that we would realize full value for our investments or recoup all of our capital if we needed to liquidate our portfolio investments.

Many financial institutions are unwilling to lend against a portfolio of illiquid, private securities. The make-up of our portfolio has made it more difficult for us to borrow at the level and on the terms that we desire. Our borrowings have historically consisted of a revolving line of credit which has since expired, and a margin account used quarterly to enable us to achieve adequate diversification to maintain our pass-through tax status as a RIC. Although we believe the Fund’s liquidity is sufficient for our operating expenses for the next twelve months, we could be wrong. If we are wrong, we would have to obtain capital from other sources to pay Fund expenses, which could involve selling one or more of our portfolio holdings at an inopportune time and at a price that may be less than would be received if such holding were sold in a more competitive and orderly manner.

The costs of borrowing money may exceed the income from the portfolio securities we purchase with the borrowed money. We will suffer a decline in net asset value if the investment performance of the additional securities purchased with borrowed money fails to cover their cost to the Fund (including any interest paid on the money borrowed). A decline in net asset value could affect our ability to make distributions on our common stock. Our failure to distribute a sufficient portion of our net investment income and net realized capital gains could result in a loss of pass-through tax status or subject us to a 4% excise tax. If the asset coverage for debt securities issued by the Fund declines to less than 200% (as a result of market fluctuations or otherwise), we may be required to sell a portion of our investments when it is disadvantageous to do so. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

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We have had a net investment losses in the past five years.

We have had net investment losses in the past five years, with a net investment loss of $2.5 million for the year ended December 31, 2016. We cannot assure you that we will be able to increase our net assets or generate net investment income. If we fail to increase the Fund’s net assets or generate net investment income, such failure will likely have a material adverse effect upon the Fund, its results of operation, and its financial condition. You could lose all or a substantial amount of your investment in the Fund as a result.

We do not currently intend to recommence our managed distribution policy and you might not receive dividends on your shares.

On March 24, 2009, we announced a suspension of our managed distribution policy and payment of quarterly dividends for an indefinite period, following the distribution of the first quarter 2009 dividend paid on March 30, 2009. As originally implemented, the policy provided for quarterly dividends at an annualized rate equal to 10% of the Fund’s market value per share as at the end of the preceding calendar year. We subsequently undertook certain changes in our Board and Management. These changes have been pursued, in part, with the objective of increasing the number of attractive investment opportunities to us and revising our investment strategy to include more recurrent cash income producing investments, all of which could ultimately result in the resumption of our managed distribution policy at some time in the future. The implementation of these revisions to our investment strategy and the recurrent generation of cash income from our investments, however, cannot be guaranteed and will not occur if we complete the Consolidation. If we were unable to resume our managed distribution policy and were further unable to profitably sell or otherwise dispose of our portfolio company investments, you might not receive dividends on your shares.

We operate in a highly competitive market for investment opportunities

We compete with a large number of private equity funds and mezzanine funds, investment banks and other equity and non-equity based investment funds, investment entities, foreign investors and individuals and other sources of financing, including traditional financial services companies such as commercial banks. In recent years, the number of investment vehicles seeking small capitalization investments has increased dramatically. Many of our competitors are substantially larger and have considerably greater financial resources than we do, and some may be subject to different and frequently less stringent regulation. As our portfolio size increases, we expect that some of our investments will be larger. We believe that we will face increased competition to participate in these larger transactions. These competitors may have a lower cost of funds and many have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships and build their market shares. As a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations.

An economic downturn could affect our operating results.

An economic downturn may have a particularly adverse effect upon small and medium-sized companies, which are our primary market for investments. During periods of volatile economic conditions such as presently exists generally in the United States, these companies often experience decreased revenues, financial losses, difficulty in obtaining access to financing and increased funding costs. During such periods, these companies also may have difficulty expanding their businesses and operations and may be unable to meet their debt service obligations or other expenses as they become due. Any of the foregoing developments could cause the value of our investments in these companies to decline. In addition, during periods of adverse economic conditions, we may have difficulty accessing financial markets, which could make it more difficult or impossible for us to obtain funding for additional investments. Any of these events could have a material adverse effect on our business, financial condition and results of operations.

We may experience fluctuations in our quarterly results.

We may experience fluctuations in our quarterly operating results due to a number of factors, including variations in, and the timing of, the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets, the ability to find and close suitable investments and general economic conditions. The volatility of our results is exacerbated by our relatively small number of investments. As a result of these factors, you should not rely on our results for any period as being indicative of performance in future periods.

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The due diligence process that we undertake in connection with our investments may not reveal all facts that may be relevant in connection with an investment.

Before making our investments, we conduct due diligence that we deem reasonable and appropriate based on the facts and circumstances applicable to each investment. The objective of the due diligence process is to identify attractive investment opportunities based on the facts and circumstances surrounding an investment and to prepare a framework that may be used from the date of an acquisition to drive operational achievement and value creation. When conducting due diligence, we evaluate a number of important business, financial, tax, accounting, environmental and legal issues in determining whether or not to proceed with an investment. Our due diligence review with respect to a potential portfolio company typically includes, but is not limited to, a review of historical and prospective financial information including audits and budgets, on-site visits and interviews with management, employees, customers and vendors, a review of business plans and an analysis of the consistency of operations with those plans, and other research relating to the company, management, industry, markets, products and services, and competitors. Outside consultants, legal advisers, accountants and investment banks are expected to be involved in the due diligence process in varying degrees depending on the type of investment. Nevertheless, when conducting due diligence and making an assessment regarding an investment, we are required to rely on resources available to us, including information provided by the portfolio company and, in some circumstances, third party investigations. The due diligence process may at times be subjective, including with respect to newly organized companies for which only limited information is available. Accordingly, we cannot assure you that the due diligence investigation that we will carry out with respect to any investment opportunity will reveal or highlight all relevant facts that may be necessary or helpful in evaluating such investment opportunity. We also cannot assure you that such an investigation will result in an investment being successful.

Risks Related to Our Business and Structure

Our ability to invest in private companies may be limited in certain circumstances.

If we maintain our status as a BDC and do not complete the Consolidation with MVC or one of its portfolio companies, we must not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. A principal category of qualifying assets relevant to our business is securities purchased in transactions not involving any public offer from issuers that are eligible portfolio companies under the 1940 Act. Investments in companies organized outside of the United States or having a principal place of business outside of the United States are not eligible portfolio companies.

Any failure on our part to maintain the Fund’s status as a BDC could reduce our operating flexibility.

If we do not maintain the Fund’s status as a BDC and we do not complete the Consolidation, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act. This could impose tighter limitations on Equus in terms of the use of leverage and transactions with affiliated entities. Such developments could correspondingly decrease our operating flexibility.

We may not continue to qualify as a RIC under the Code.

To remain entitled to the tax benefits accorded to RICs under the Code while we maintain our status as a BDC, we must meet certain income source, asset diversification and annual distribution requirements. To qualify as a RIC, we must derive each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities or foreign currencies, or other income derived with respect to our business of investing in such stock or securities or currencies and net income from interests in certain “qualified” publicly traded partnerships. The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our ordinary net taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders on an annual basis. As discussed above in “Our business is dependent on external financing,” we historically have borrowed funds necessary to make qualifying investments to satisfy the Subchapter M diversification requirements. If we fail to satisfy such diversification requirements and cease to qualify for conduit tax treatment, we will be subject to income tax on our income and gains and will not be permitted to deduct distributions paid to stockholders. In addition, our distributions will be taxable as dividends to the extent paid from earnings and profits. We may also cease to qualify as a RIC, or be subject to income tax and/or a 4% excise tax, if we fail to distribute a sufficient portion of our net investment income and net realized capital gains. The loss of our RIC qualification would have a material adverse effect on the total return, if any, obtainable from an investment in our common stock.

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Because we intend to distribute substantially all of our income and net realized capital gains to our stockholders, if we continue to operate as a BDC and as a RIC, we will need additional capital to finance our growth.

In order to qualify as a RIC, to avoid payment of excise taxes and to minimize or avoid payment of income taxes, for so long as we maintain our status as a BDC, we intend to distribute to our stockholders substantially all of our net ordinary income and realized net capital gains except for certain net long-term capital gains (which we may retain, pay applicable income taxes with respect thereto, and elect to treat as deemed distributions to our stockholders). As a BDC, we are generally required to meet a coverage ratio of total assets to total senior securities, which includes all of our borrowings and any preferred stock we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow. Because we will continue to need capital to grow our investment portfolio, this limitation may prevent us from incurring debt and require us to issue additional equity at a time when it may be disadvantageous to do so. We cannot assure you that debt and equity financing will be available to us on favorable terms, or at all, and debt financings may be restricted by the terms of any of our outstanding borrowings. In addition, as a BDC, except for limited situations such as this offering, we are generally not permitted to issue equity securities priced below net asset value without stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new lending and investment activities, and our net asset value could decline.

Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Our Board of Directors has the authority to modify or waive certain of our operating policies and strategies without prior notice (except as required by the 1940 Act) and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. As described above under “Significant Developments – Authorization to Withdraw BDC Election”, our shareholders have provided this authorization, although we will not withdraw our election as a BDC unless and until we have entered into a definitive agreement to effect a Consolidation. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our stock. Nevertheless, any such effects may adversely affect our business and impact our ability to make distributions.

Risks Related to Our Operation as a BDC

Our ability to enter into transactions with our affiliates is restricted.

As an investment company, we are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities is our affiliate for purposes of the 1940 Act, and we generally are prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we are prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates.

Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.

Our business requires a substantial amount of additional capital. We may acquire additional capital from the issuance of senior securities or other indebtedness, the issuance of additional shares of our common stock or from securitization transactions. However, we may not be able to raise additional capital in the future on favorable terms or at all. We may issue debt securities or preferred securities, which we refer to collectively as “senior securities,” and we may borrow money from banks or other financial institutions, up to the maximum amount permitted by the 1940 Act. The 1940 Act permits us to issue senior securities or incur indebtedness only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such issuance or incurrence. Our ability to pay dividends or issue additional senior securities would be restricted if our asset coverage ratio were not at least 200%. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such sales may be disadvantageous.

Senior Securities. As a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred securities, they would rank “senior” to common stock in our capital structure. Preferred stockholders would have separate voting rights and may have rights, preferences or privileges more favorable than that of our common stockholders. Furthermore, the issuance of preferred securities could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for our common stockholders or otherwise be in your best interest.

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Additional Common Stock. Our Board of Directors may decide to issue common stock to finance our operations rather than issuing debt or other senior securities. As a BDC, we are generally not able to issue our common stock at a price below net asset value without first obtaining required approvals from our stockholders and our independent directors. In any such case, the price at which our securities are to be issued and sold may not be less than a price, that in the determination of our Board of Directors, closely approximates the market value of such securities (less any commission or discount). We may also make rights offerings to our stockholders at prices per share less than the net asset value per share, subject to the 1940 Act. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease, and you may experience dilution.

Changes in the laws or regulations governing our business, or changes in the interpretations thereof, and any failure by us to comply with these laws or regulations, could negatively affect the profitability of our operations.

To the extent we remain a BDC, changes in the laws or regulations or the interpretations of the laws and regulations that govern BDCs, RICs or non-depository commercial lenders, could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including our loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures and other trade practices. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, we may have to incur significant expenses in order to comply or we might have to restrict our operations. In addition, if we do not comply with applicable laws, regulations and decisions, we may lose licenses needed for the conduct of our business and be subject to civil fines and criminal penalties, any of which could have a material adverse effect upon our business, results of operations or financial condition.

Risks Related to Our Announced Plan of Reorganization

Pursuant to our Plan of Reorganization, we are exploring and evaluating strategic alternatives for the Fund and we cannot assure you that we will be successful in identifying a strategic alternative, that such strategic alternative will yield additional value for our stockholders or that the process will not have an adverse impact on our business.

On May 14, 2014, we announced that we had adopted a Plan of Reorganization within the meaning of Section 2(a)(33) of the 1940 Act. The Plan of Reorganization contemplates the possible merger of the Fund with and into another BDC, or the restructuring of the Fund as an operating company no longer subject to the 1940 Act, which is referred to in the Plan of Reorganization as a “Consolidation”. A Consolidation could constitute, among other things, a sale of Equus, a restructuring, a recapitalization, merger, or other business combination. We cannot provide any assurance that the exploration of strategic alternatives will result in the identification or consummation of a Consolidation. Similarly, any strategic decision will involve risks and uncertainties, and we cannot provide any assurance that any strategic alternative, if identified, evaluated and consummated, will provide the anticipated benefits or otherwise enhance stockholder value. The process is ongoing and, although we believe we will consummate a Consolidation during 2017, we may be wrong. Our Board of Directors has not set a timetable for completion of the evaluation of a potential Consolidation.

We expect to incur substantial costs associated with identifying and evaluating potential strategic alternatives incident to a Consolidation. Any potential transaction would be dependent upon a number of factors that may be beyond our control, including, among other factors, market conditions, industry trends, the interest of third parties in our business, stockholder approval and the availability of financing to potential buyers or to Equus on reasonable terms. The process of exploring strategic alternatives may be time consuming and disruptive to our business operations. We are also subject to other risks in connection with the uncertainty created by the strategic review process, including stock price volatility and the ability to retain qualified employees. We do not currently intend to disclose further developments with respect to this process, unless and until our Board of Directors approves a specific transaction or otherwise concludes the review of strategic alternatives.

If we are unable to effectively manage the strategic review process, our business, financial condition, liquidity and results of operations could be adversely affected (see “Significant Developments—Plan of Reorganization” above).

If we reorganize as an operating company, we will likely not continue to qualify as a RIC under the Code.

Pursuant to our Plan of Reorganization, if we were to reorganize as an operating company, we may lose our status as a RIC. If we fail to qualify as a RIC, we will be subject to corporate income tax, which would substantially reduce the amount of income we might otherwise distribute to our shareholders (see “Significant Developments—Plan of Reorganization” above).

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If we reorganize as an operating company, we will not continue to operate as a BDC.

We have elected to be classified as a BDC under the 1940 Act. In connection with our announcement on May 14, 2014 to effect a Plan of Reorganization, if we effect a reorganization of the Fund into an operating company, we will seek to terminate our BDC classification. On January 6, 2017, holders of a majority of our outstanding common stock approved our cessation as a BDC and authorized our Board to withdraw our BDC election on or prior to July 31, 2017. If we were to terminate our election to be classified as a BDC and were still determined by the SEC to constitute an “investment company,” we would be subject to significantly greater regulatory requirements and constraints than under those which we presently operate, the result of which could have a material adverse effect on our results and financial condition.

If we reorganize as an operating company, we may not be able to utilize our capital losses.

As of December 31, 2016, we have incurred cumulative capital losses of $31.3 million, of which $14.4 million will begin expiring after 2017, with the remainder carried over indefinitely. Pursuant to the Plan of Reorganization announced on May 14, 2014, we may reorganize as an operating company. If we reorganize as an operating company, we may lose our ability to offset future income against our cumulative capital losses, including capital losses that would otherwise continue past 2017. If we reorganized as an operating company and were unable to offset future income against these capital losses, the result could have a material adverse effect on our future operating results and our financial condition.

If we reorganize as an operating company, our stockholders will no longer have certain protections under the 1940 Act.

If we withdraw the Fund’s election to be treated as a BDC, Equus will no longer be subject to regulation under the 1940 Act, which is designed to protect the interests of investors in investment companies. Specifically, our stockholders would no longer have the following protections of the 1940 Act:

•	Leverage Limits. We would no longer be subject to the requirement in Section 61 of the 1940 Act that we maintain a ratio of assets to senior securities (such as senior debt or preferred stock) of at least 200% and we would not be limited by statute or regulation to the amount of leverage we could incur.

•	Range of Investments. We would no longer be prohibited from investing in certain types of companies, such as brokerage firms, insurance, companies, and investment companies.

•	Changes in Financial Reporting. While the conversion of Equus into an operating company will enable us to consolidate the financial results of entities we control, a change in our method of accounting could also reduce the reported value of our investments in controlled privately-held companies by eliminating our ability to report an increase in the fair value of these holdings.

•	Protection of Directors and Officers. We would no longer be prohibited from protecting any director or officer against any liability to the Fund or our stockholders arising from willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of that person’s office, although there are similar limitations under Delaware law, our Certificate of Incorporation, and our Bylaws that would still apply.

•	Fidelity Bond. We would no longer be required to provide and maintain an investment company blanket bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement.

•	Director Independence. We would no longer be required to ensure that a majority of our directors are persons who are not “interested persons,” as that term is defined in the 1940 Act, and certain persons, such as investment bankers, that would be prevented from serving on our Board if we were a BDC. However, assuming we can comply with the NYSE’s listing standards for operating companies, we will remain subject to NYSE listing standards that require the majority of directors of a listed company and all members of its compensation, audit and nominating committees to be “independent” as defined under NYSE rules.

•	Affiliate Transactions. We would no longer be subject to provisions of the 1940 Act regulating transactions between BDCs and certain affiliates, although we would still be subject to conflict of interest rules and governance procedures that exist under Delaware law and NYSE rules.

•	Share Issuances. We would no longer be subject to provisions of the 1940 Act restricting our ability to issue shares below NAV or in exchange for services, nor would we be restricted in issuing more than one class of equity securities or instruments that could be converted into other classes of equity securities.

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•	Share Repurchases. We would no longer be restricted under the 1940 Act in our ability to repurchase shares from our stockholders, and would instead be subject only to NYSE rules and Delaware corporate law requirements for such repurchases.

•	Change of Business. We would be able to change the nature of our business and fundamental investment policies without having to obtain the approval of our stockholders.

•	Director and Officer Incentives. We would no longer require exemptive relief from the SEC before implementing incentive compensation plans for our key executives and non-executive directors.

Item 1B. Unresolved Staff Comments

None.

Item 2. Properties

We do not own any real estate or other physical properties. Our principal executive offices are located at 700 Louisiana St. 48th Floor, Houston, Texas 77002. We believe that these leased office facilities are suitable and adequate for the business as it is contemplated to be conducted.

Item 3. Legal Proceedings

Shareholder Complaint—On November 16, 2016, Samuel Zalmanoff filed a lawsuit against the Fund and members of the Board of Directors in the Court of Chancery in the State of Delaware. The lawsuit was filed in connection with the Fund’s 2016 Equity Incentive Plan (“Incentive Plan”) which was adopted by the Board of Directors on April 15, 2016, approved by the Equus shareholders on June 13, 2016, and approved, with certain standard exceptions, by the Securities and Exchange Commission on January 10, 2017. Mr. Zalmanoff’s complaint, which purports to be on behalf of all non-affiliate Equus shareholders entitled to vote for the Incentive Plan, alleges a breach by the Board of Directors of its fiduciary duties of disclosure in connection with the Incentive Plan, and seeks an order from the court: (i) enjoining implementation of the Incentive Plan, (ii) requiring the Fund to revise its disclosures relating to the Incentive Plan, and (iii) for an award of costs, attorneys’ fees, and expenses. We believe this lawsuit is without merit and intend to vigorously dispute the claims made therein. Accordingly, on January 9, 2017, we filed a Motion to Dismiss the complaint, which was followed on January 27, 2017 with a supporting brief and other corroborative items. Mr. Zalmanoff is required to file a response to this motion no later than March 13, 2017.

Champion Window Arbitration Settlement—In January 2006, we sold our 31.5% ownership interest in Champion Window, Inc. (“Champion”), a portfolio company of the Fund, to Atrium Companies Inc. (“Atrium”) pursuant to a Stock Purchase Agreement (“SPA”) dated December 22, 2005. The SPA contained certain limited rights of indemnification for Atrium in connection with its purchase of such ownership interest.

More than five years after the closing of the sale of our Champion interest, Atrium filed suit in Texas state court, which was subsequently consolidated into an Arbitration Action, against two former officers of Champion, Equus, and another former Champion shareholder. The suit alleged breaches of fiduciary duty against Champion’s former officers for hiring undocumented workers that were discovered as a result of an investigation by the U.S. Immigration and Customs Enforcement agency (“ICE”) into Atrium’s hiring practices. The suit also sought indemnification under the SPA from these officers, Equus, and another former Champion shareholder, for a payment of $2.0 million made to ICE in settlement of the investigation and associated legal costs, as well as for claimed lost profits as a result of the investigation.

On February 4, 2015, without admitting to any liability on the part of Equus, we entered into a settlement agreement with Atrium and its associated companies. Pursuant to the settlement agreement and in view of the estimated costs of protracted litigation and the associated disruption to the operations of the Fund, we agreed to pay $500,000, in complete settlement of the lawsuit, as being in the best interests of the Fund and its shareholders. This amount was accrued as of December 31, 2014. The settlement payment was made on February 6, 2015. Atrium filed a motion to dismiss the lawsuit with prejudice on February 4, 2015.

From time to time, the Fund is also a party to certain proceedings incidental to the normal course of our business including the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot at this time be predicted with certainty, we do not expect that these proceedings will have a material effect upon the Fund’s financial condition or results of operations.

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Item 4. Mine Safety Disclosures

Not applicable.

PART II

Item 5. Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities

Our common stock is listed on the NYSE under the symbol “EQS”. We had approximately 2,267 stockholders as of December 31, 2016, 705 of whom were registered holders. Registered holders do not include those stockholders whose stock has been issued in street name. As of December 31, 2016, our net asset value per share was $3.37.

The following table reflects the high and low closing sales prices per share of our common stock on the NYSE, and net asset value (“NAV”) per share for the two years ended December 31, 2016, by quarter:

	2016				2015
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
High	$1.77	$1.85	$1.86	$2.04	$2.10	$1.97	$1.68	$1.79
Low	1.45	1.59	1.60	1.77	1.90	1.84	1.93	1.47
NAV	2.96	3.13	3.27	3.37	2.79	3.00	2.97	2.94

As a RIC, we are required to distribute to our stockholders, in a timely manner, at least 90% of our taxable net investment income each year. If we do not distribute, in a timely manner, 98.2% of our taxable net capital gains and 90% of our taxable net investment income each year (as well as any portion of the respective 2% balances not distributed in the previous year), we will be subject to a 4% non-deductible federal excise tax on certain undistributed income of regulated investment companies. Under the 1940 Act, we are not permitted to pay dividends to stockholders unless we meet certain asset coverage requirements. If taxable net investment income is retained, we will be subject to federal income and excise taxes. We reserve the right to retain net long-term capital gains in excess of net short-term capital losses for reinvestment or to pay contingencies and expenses. Such retained amounts, if any, will be taxable to the Fund as long-term capital gains and our stockholders will be able to claim their proportionate share of the federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liabilities. Stockholders will also be entitled to increase the adjusted tax basis of their fund shares by the difference between their undistributed capital gains and their tax credit.

We invest in companies that are believed to have a high potential for capital appreciation, and we intend to realize the majority of our profits upon the sale of our investments in portfolio companies. Consequently, most of the companies in which we invest do not have established policies of paying annual dividends. However, a portion of the investments in portfolio securities held by the Fund consists of interest-bearing subordinated debt securities or dividend-paying preferred stock.

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Item 6. Selected Financial Data

The following is a summary of selected financial data and per share data of the Fund for the five years ended December 31, 2016 (in thousands, except per share data):

	2016	2015	2014	2013	2012
Total investment income	$748	$446	$965	$7	$516
Net investment loss	(2,451)	(2,351)	(2,418)	(3,129)	(2,653)
Net realized (loss) gain of portfolio securities	(13)	(2,483)	660	(9,795)	(2,797)
Net change in unrealized appreciation (depreciation) of portfolio securities	7,347	6,755	2,116	13,266	177
Net change in unrealized depreciation of portfolio securities - related party	549	(814)	(1,725)	—	—
Net increase (decrease) in net assets resulting
from operations	5,432	1,107	(1,367)	342	(5,273)
Total assets	73,146	52,530	52,038	48,349	33,283
Net assets	42,740	37,308	36,201	33,217	32,875
Net cash (used in) provided by operating activities	(20,069)	1,338	(3,367)	(19,662)	12,874
Shares outstanding at end of year	12,674	12,674	12,674	10,562	10,562
Weighted average shares outstanding, basic	12,674	12,674	11,904	10,562	10,562

Per Share Data:
	2016	2015	2014	2013	2012
Net investment loss	$(0.19)	$(0.19)	$(0.20)	$(0.30)	$(0.25)
Net realized (loss) gain of portfolio securities	—	(0.20)	0.06	(0.93)	(0.27)
Net change in unrealized appreciation (depreciation)
of portfolio securities	0.62	0.47	0.03	1.26	0.02
Net increase (decrease) in net amounts resulting from
operations per share, basic and diluted	0.43	0.08	(0.11)	0.03	(0.50)
Net asset value (including unrealized appreciation)	3.37	2.94	2.86	3.14	3.11

Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Overview

Equus is a BDC that provides financing solutions for privately held middle market and small capitalization companies. We began operations in 1983 and have been a publicly traded closed-end fund since 1991. Our investment objective is to seek the highest total return, consisting of capital appreciation and current income. On May 15, 2014, we announced that the Fund had adopted a Plan of Reorganization that would, if effected, transform Equus into an operating company. On January 6, 2017, our shareholders authorized our Board to withdraw our BDC election, although we will not withdraw this election unless and until we have entered into a definitive agreement to effect a Consolidation. Further, we will require a subsequent affirmative vote from holders of a majority of our outstanding voting shares to enter into any such definitive agreement or change the nature of our business. See “Significant Developments – Plan of Reorganization and Share Exchange with MVC Capital” and “– Authorization to Withdraw BDC Election” above.

As a BDC, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of the Fund’s total assets in “qualifying assets,” including securities of private U.S. companies, certain public U.S. companies with a total market capitalization not in excess of $250 million, cash, cash equivalents, U.S. government securities and short-term high-quality debt investments. Equus is a RIC under Subchapter M of the Code. To qualify as a RIC, we must meet certain source of income and asset diversification requirements. If we comply with the provisions of Subchapter M, the Fund generally does not have to pay corporate-level income taxes on any income that distributed to our stockholders.

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Investment Income. We generate investment income from interest payable on the debt securities that the Fund holds, dividends received on equity interests in our portfolio companies and capital gains, if any, realized upon sales of equity and, to a lesser extent, debt securities in the investment portfolio. Our equity investments may include shares of common and preferred stock, membership interests in limited liability companies and warrants to purchase additional equity interests. These equity securities may or may not pay dividends, and the exercise prices of warrants that we acquire in connection with debt investments, if any, vary by investment. Our debt investments in portfolio companies may be in the form of senior or subordinated loans and may be unsecured or have a first or second lien on some or all of the assets of the borrower. Our loans typically have a term of three to seven years and bear interest at fixed or floating rates. Interest on these debt securities is generally payable either quarterly or semiannually. Some promissory notes held by the Fund provide that a portfolio company may elect to pay interest in cash or provide that discount interest may accrete in the form of original issue discount or payment-in-kind (PIK) over the life of the notes by adding unpaid interest amounts to the principal balance. Amortization of principal on our debt investments is generally deferred for several years from the date of initial investment. The principal amount of these debt securities and any accrued but unpaid interest generally will become due at maturity. We also earn interest income at market rates on investments in short-term marketable securities. From time to time, we generate income from time to time in the form of commitment, origination, structuring, and extension fees in connection with our investments. We recognize all such fees when earned.

Expenses. Currently, our primary operating expenses include director fees and expenses, professional fees, compensation expense, general and administrative fees, and professional fees incurred in connection with our Plan of Reorganization. During 2016 and 2015, we did not incur any non-recurring expenses. During 2014, we incurred non-recurring expenses, including settlement expenses of $0.5 million, and legal expenses of $0.1 million related to certain legal proceedings described in Item 3 above.

Non-Operating Subsidiary. We have established Equus Total Return (Canada) Inc. as a wholly-owned subsidiary to facilitate payments to Canadian personnel and contractors who provide services to the Fund. We consider Equus Total Return (Canada) Inc. a disregarded entity for accounting purposes, inasmuch as it does not have active operations.

Operating Activities. We use cash to make new investments and follow-on investments in our existing portfolio companies. We record these investments at cost on the applicable trade date. Realized gains or losses are computed using the specific identification method. On an ongoing basis, we carry our investments in our financial statements at fair value, as determined by our board of directors. See “Critical Accounting Policies – Valuation of Investments” below. As of December 31, 2016, we had invested 86.4% of our assets in securities of portfolio companies that constituted qualifying investments under the 1940 Act. At that time, we had invested 47.3% by value in shares of common stock, 15.1% in membership interests in limited liability companies, and 7.0% in various debt instruments.

Commitments. Under certain circumstances, we make follow-on investments in some of our portfolio companies. As of December 31, 2016, we had no outstanding commitments to our portfolio company investments.

Financing Activities. From time to time, we use leverage to finance a portion of our investments. We then repay such debt from the sale of portfolio securities. Under the 1940 Act, we have the ability to borrow funds and issue debt securities or preferred stock that are referred to as senior securities, subject to certain restrictions including an overall limitation on the amount of outstanding debt, or leverage, relative to equity of 1:1. Because of the nature and size of our portfolio investments, we periodically borrow funds to make qualifying investments in order to maintain our qualification as a RIC. During 2016 and 2015, we borrowed such funds by accessing a margin account with a securities brokerage firm. We invest the proceeds of these margin loans in high-quality securities such as U.S. Treasury securities until they are repaid. We refer to these high-quality investments as “restricted assets” because they are not generally available for investment in portfolio companies under the terms of borrowing. If, in the future, we cannot borrow funds to make such qualifying investments at the end of any future quarter, we may not qualify as a RIC and would become subject to corporate-level income tax on our net investment income and realized capital gains, if any. In addition, our distributions to stockholders would be taxable as ordinary dividends to the extent paid from earnings and profits. See “Federal Income Tax Considerations.”

Distributions. So long as we remain a BDC, we will continue to pay out net investment income and/or realized capital gains, if any, on an annual basis as required under the 1940 Act.

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Possible Share Repurchase. As a closed-end BDC, our shares of common stock are not redeemable at the option of stockholders, and our shares currently trade at a discount to their net asset value. Our Board has determined that it would be in the best interests of our stockholders to reduce or eliminate this market value discount. Accordingly, we have been authorized to, and may from time to time, repurchase shares of our outstanding common stock (including by means of tender offers or privately negotiated transactions) in an effort to reduce or eliminate this market discount or to increase the net asset value of our shares. We are not required to undertake, and we have not previously undertaken, any such share repurchases, nor do we further anticipate taking any such action in 2017.

2016 Equity Incentive Plan

On June 13, 2016, our shareholders approved the adoption of our Incentive Plan. On January 10, 2017, the SEC issued an order approving the Incentive Plan and certain awards intended to be made thereunder.  The Incentive Plan is intended to promote the interests of the Fund by encouraging officers, employees, and directors of the Fund and its affiliates to acquire or increase their equity interest in the Fund and to provide a means whereby they may develop a proprietary interest in the development and financial success of the Fund, to encourage them to remain with and devote their best efforts to the business of the Fund, thereby advancing the interests of the Fund and its stockholders. The Incentive Plan is also intended to enhance the ability of the Fund and its affiliates to attract and retain the services of individuals who are essential for the growth and profitability of the Fund.  The Incentive Plan permits the award of restricted stock as well as common stock purchase options.  The maximum number of shares of common stock that are subject to awards granted under the Incentive Plan is 2,434,728 shares.  The term of the Incentive Plan will expire on June 13, 2026.  No awards have yet been granted under the Incentive Plan and, consequently, no compensation expense has been recorded for the year ended December 31, 2016.

Critical Accounting Policies and Estimates

We follow the accounting and reporting guidance in FASB Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.” Our financial statements are based on the selection and application of significant accounting policies, which require management to make significant estimates and assumptions. We believe that the following are some of the more critical judgment areas in the application of our accounting policies that currently affect our financial condition and results of operations.

Valuation of Investments

For most of our investments, market quotations are not available. With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board has approved a multi-step valuation process each quarter, as described below:

1.	Each portfolio company or investment is reviewed by our investment professionals;

2.	With respect to investments with a fair value exceeding $2.5 million that have been held for more than one year, we engage independent valuation firms to assist our investment professionals. These independent valuation firms conduct independent valuations and make their own independent assessments;

3.	Our Management produces a report that summarized each of our portfolio investments and recommends a fair value of each such investment as of the date of the report;

4.	The Audit Committee of our Board reviews and discusses the preliminary valuation of our portfolio investments as recommended by Management in their report and any reports or recommendations of the independent valuation firms, and then approves and recommends the fair values of our investments so determined to our Board for final approval; and

5.	The Board discusses valuations and determines the fair value of each portfolio investment in good faith based on the input of our Management, the respective independent valuation firm, as applicable, and the Audit Committee.

During the first twelve months after an investment is made, we rely on the original investment amount to determine the fair value unless significant developments have occurred during this twelve month period which would indicate a material effect on the portfolio company (such as results of operations or changes in general market conditions).

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Investments are valued utilizing a yield analysis, enterprise value (“EV”) analysis, net asset value analysis, liquidation analysis, discounted cash flow analysis, or a combination of methods, as appropriate. The yield analysis uses loan spreads and other relevant information implied by market data involving identical or comparable assets or liabilities. Under the EV analysis, the EV of a portfolio company is first determined and allocated over the portfolio company’s securities in order of their preference relative to one another (i.e., “waterfall” allocation). To determine the EV, we typically use a market multiples approach that considers relevant and applicable market trading data of guideline public companies, transaction metrics from precedent M&A transactions and/or a discounted cash flow analysis. The net asset value analysis is used to derive a value of an underlying investment (such as real estate property) by dividing a relevant earnings stream by an appropriate capitalization rate.

For this purpose, we consider capitalization rates for similar properties as may be obtained from guideline public companies and/or relevant transactions. The liquidation analysis is intended to approximate the net recovery value of an investment based on, among other things, assumptions regarding liquidation proceeds based on a hypothetical liquidation of a portfolio company’s assets. The discounted cash flow analysis uses valuation techniques to convert future cash flows or earnings to a range of fair values from which a single estimate may be derived utilizing an appropriate discount rate. The measurement is based on the net present value indicated by current market expectations about those future amounts.

In applying these methodologies, additional factors that we consider in fair value pricing our investments may include, as we deem relevant: security covenants, call protection provisions, and information rights; the nature and realizable value of any collateral; the portfolio company’s ability to make payments; the principal markets in which the portfolio company does business; publicly available financial ratios of peer companies; the principal market; and enterprise values, among other factors. Also, any failure by a portfolio company to achieve its business plan or obtain and maintain its financing arrangements could result in increased volatility and result in a significant and rapid change in its value.

Our general intent is to hold our loans to maturity when appraising our privately held debt investments. As such, we believe that the fair value will not exceed the cost of the investment. However, in addition to the previously described analysis involving allocation of value to the debt instrument, we perform a yield analysis assuming a hypothetical current sale of the security to determine if a debt security has been impaired. The yield analysis considers changes in interest rates and changes in leverage levels of the portfolio company as compared to the market interest rates and leverage levels. Assuming the credit quality of the portfolio company remains stable, the Fund will use the value determined by the yield analysis as the fair value for that security if less than the cost of the investment.

We will record unrealized depreciation on investments when we determine that the fair value of a security is less than its cost basis, and will record unrealized appreciation when we determine that the fair value is greater than its cost basis.

Because of the inherent uncertainty of the valuation of portfolio securities which do not have readily ascertainable market values, amounting to $25.6 million and $16.2 million as of December 31, 2016 and 2015, respectively, our fair value determinations may materially differ from the values that would have been used had a ready market existed for the securities. As of December 31, 2016 and December 31, 2015, one of our portfolio investments, MVC, was publicly listed on the NYSE with 468,608 common shares and 428,662 common shares, respectively.

We adjust our net asset value for the changes in the value of our publicly held securities, if applicable, and material changes in the value of private securities, generally determined on a quarterly basis or as announced in a press release, and report those amounts to Lipper Analytical Services, Inc. Our net asset value appears in various publications, including Barron’s and The Wall Street Journal.

Federal Income Taxes

So long as we maintain our status as a BDC, we intend to comply with the requirements of the Code necessary for us to qualify as a RIC. So long as we comply with these requirements, we generally will not be subject to corporate-level federal income taxes on otherwise taxable income (including net realized capital gains) distributed to stockholders. Therefore, we did not record a provision for federal income taxes in our financial statements. As of December 31, 2016, we had a capital loss carry forward of $31.3 million which may be used to offset future capital gains. We may borrow money from time to time to maintain our status as a RIC under the Code. See “Overview – Financing Activities” above.

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Interest Income Recognition

We record interest income, adjusted for amortization of premium and accretion of discount, on an accrual basis to the extent that we expect to collect such amounts. We stop accruing interest on investments when we determine that interest is no longer collectible. We may also impair the accrued interest when we determine that all or a portion of the current accrual is uncollectible. If we receive any cash after determining that interest is no longer collectible, we treat such cash as payment on the principal balance until the entire principal balance has been repaid, before we recognize any additional interest income. We accrete or amortize discounts and premiums on securities purchased over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discount and/or amortization of premium on debt securities.

Payment in Kind Interest

We have loans in our portfolio that may pay PIK interest. We add PIK interest, if any, computed at the contractual rate specified in each loan agreement, to the principal balance of the loan and recorded as interest income. To maintain our status as a RIC, we must pay out to our stockholders this non-cash source of income in the form of dividends even if we have not yet collected any cash in respect of such investments.

Recent Accounting Pronouncements

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606). ASU 2014-09 supersedes the revenue recognition requirements under ASC 606, Revenue Recognition, and most industry-specific guidance throughout the Industry Topics of the ASC. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which an entity expects to be entitled in exchange for those goods or services. Under the new guidance, an entity is required to perform the following five steps: (1) identify the contract(s) with a customer; (2) identify the performance obligations in the contract; (3) determine the transaction price; (4) allocate the transaction price to the performance obligations in the contract, and (5) recognize revenue when (or as) the entity satisfies a performance obligation. The new guidance will significantly enhance comparability of revenue recognition practices across entities, industries, jurisdictions and capital markets. Additionally, the guidance requires improved disclosures as to the nature, amount, timing and uncertainty of revenue that is recognized. In March 2016, the FASB issued ASU 2016-08, Revenue from Contracts with Customers (Topic 606): Principal versus Agent Considerations (Reporting Revenue Gross versus Net), which clarified the implementation guidance on principal versus agent considerations. In April 2016, the FASB issued ASU 2016-10, Revenue from Contracts with Customers (Topic 606): Identifying Performance Obligations and Licensing, which clarified the implementation guidance regarding performance obligations and licensing arrangements. In May 2016, the FASB issued ASU No. 2016-12, Revenue from Contracts with Customers (Topic 606) — Narrow-Scope Improvements and Practical Expedients, which clarified guidance on assessing collectability, presenting sales tax, measuring noncash consideration, and certain transition matters. The new guidance will be effective for the annual reporting period beginning after December 15, 2017, including interim periods within that reporting period. Early adoption would be permitted for annual reporting periods beginning after December 15, 2016. The Company expects to complete its assessment of the impact of adoption of ASU 2014-09 during the first half of 2017.

In August 2014, the FASB issued ASU 2014-15, Presentation of Financial Statements—Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern (“ASU 2014-15”), which requires management to assess an entity’s ability to continue as a going concern, and to provide related footnote disclosures in certain circumstances. The amendments in this update are effective for the annual period ending after December 15, 2016, and for annual periods and interim periods thereafter. Early application is permitted. The Fund adopted ASU 2014-15 as of and for the annual period ended December 31, 2016, which did not have any impact on its financial statements.

In May 2015, the FASB issued ASU 2015-07, Fair Value Measurements — Disclosures for Certain Entities that Calculate Net Asset Value per Share. This amendment updates guidance intended to eliminate the diversity in practice surrounding how investments measured at net asset value under the practical expedient with future redemption dates have been categorized in the fair value hierarchy. Under the updated guidance, investments for which fair value is measured at net asset value per share using the practical expedient should no longer be categorized in the fair value hierarchy, while investments for which fair value is measured at net asset value per share but the practical expedient is not applied should continue to be categorized in the fair value hierarchy. The updated guidance requires retrospective adoption for all periods presented and is effective for interim and annual reporting periods beginning after December 15, 2015, with early adoption permitted. The Company adopted this standard during the three months ended March 31, 2016. There was no impact of the adoption of this new accounting standard on the Company’s financial statements as none of its investments are measured through the use of the practical expedient.

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In January 2016, the FASB issued ASU No. 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities.  Among other things, this ASU requires that pubic business entities use the exit price notion when measuring the fair value of financial instruments for disclosure purposes.  ASU No. 2016-01 is effective for public entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2017.  Our adoption of ASU No. 2016-01 is not anticipated to have a material effect on our financial statements.

In February 2016, the FASB issued ASU 2016 02, Leases, which requires lessees to recognize on the balance sheet a right of use asset, representing its right to use the underlying asset for the lease term, and a lease liability for all leases with terms greater than 12 months. The guidance also requires qualitative and quantitative disclosures designed to assess the amount, timing, and uncertainty of cash flows arising from leases. The standard requires the use of a modified retrospective transition approach, which includes a number of optional practical expedients that entities may elect to apply. The new guidance is effective for annual periods beginning after December 15, 2018, and interim periods therein. Early application is permitted. The adoption of ASU 2016-02 will not have an impact on our financial statements as we currently have no operating leases and our principal offices are under a month-to-month lease arrangement.

In March 2016, the FASB issued ASU No. 2016-09, Compensation-Stock Compensation (Topic 718) —Improvements to Employee Share-Based Payment Accounting (“ASU 2016-09”), which is intended to improve the accounting for share-based payments and affects all organizations that issue share-based payment awards to their employees. ASU 2016-09 primarily simplifies the accounting for and classification of, income taxes related to share-based payment awards, including the impact of income taxes withheld on the classification of awards as equity or liabilities and the classification of income taxes on the statement of cash flows. ASU 2016-09 also permits an entity to elect a forfeiture rate assumption based on the estimated number of awards expected to vest or to account for forfeitures when they occur. ASU 2016-09 is effective for fiscal years beginning after December 15, 2016, and interim periods within those fiscal years. Early adoption is permitted, including adoption in an interim period. We elected to early adopt ASU 2016-09 effective January 1, 2016. The provisions of ASU 2019-06 should be adopted on a modified retrospective, retrospective or prospective basis, depending on the provision. We recently adopted an incentive plan for management; however, no issuances or awards have occurred to date. We are currently evaluating the impact ASU 2016-13 will have on future issuances and awards.

In June 2016, the FASB issued ASU No. 2016-13, Financial Instruments-Credit Losses (Topic 326) —Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”), which amends the financial instruments impairment guidance so that an entity is required to measure expected credit losses for financial assets based on historical experience, current conditions and reasonable and supportable forecasts. As such, an entity will use forward-looking information to estimate credit losses. ASU 2016-13 also amends the guidance in FASB ASC Subtopic No. 325-40, Investments-Other, Beneficial Interests in Securitized Financial Assets, related to the subsequent measurement of accretable yield recognized as interest income over the life of a beneficial interest in securitized financial assets under the effective yield method. ASU 2016-13 is effective for public business entities that meet the U.S. GAAP definition of an SEC filer, for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Early adoption is permitted as of the fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. We are currently evaluating the impact of ASU 2016-13 on our financial statements.

In August 2016, the FASB issued ASU No. 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments (a consensus of the Emerging Issues Task Force) (“ASU 2016-15”), which addresses the diversity in practice in how certain cash receipts and cash payments are presented and classified in the statement of cash flows under ASC 230, Statement of Cash Flows, and other topics. ASU 2016-15 provides guidance on eight specific cash flow issues including the statement of cash flows treatment of beneficial interests in securitized financial transactions as well as the treatment of debt prepayment and extinguishment costs. ASU 2016-15 also provides guidance on the predominance principle to clarify when cash receipts and cash payments should be separated into more than one class of cash flows. ASU 2016-15 is effective for public business entities for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. Early adoption is permitted, including adoption in an interim period. We are currently evaluating the impact of ASU 2016-15 on our statements of cash flows.

From time to time, new accounting pronouncements are issued by the FASB or other standards setting bodies that are adopted by the Company as of the specified effective date. Management believes that the impact of recently issued standards and any that are not yet effective will not have a material impact on its financial statements upon adoption.

Current Market Conditions

Overall economic conditions in the United States have improved, albeit slowly, since the market downturn of 2008-09. The U.S. economy is experiencing relatively low unemployment, but grew at only 1.6% in 2016, down from 2.6% in 2015, and the International Monetary Fund is forecasting somewhat higher growth in 2017 and 2018 at 2.3% and 2.5%, respectively. However, global growth for 2017 and 2018 is predicted at 3.4% and 3.6%, respectively, largely driven by growth in emerging markets. (Sources: Bureau of Economic Analysis and International Monetary Fund).

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Market conditions for business transactions including mergers and acquisitions and private equity investments in 2016 improved to their highest level ($4.3 trillion) since prior to the 2008 financial crisis, as corporations have been deleveraging and are holding significant amounts of cash and many have focused on acquisitions as part of future growth plans. Private equity funds increased their assets under management to a projected $681 billion, up 9% from 2015, as private equity firms as a group enjoyed more success during the year in attracting investment capital. (Source: Forbes)

During 2016, our net asset value increased from $2.94 per share to $3.37 per share, an increase of 14.6%. As of December 31, 2016, our common stock was trading at a 40.4% discount to our net asset value as compared to 39.1% as of December 31, 2015.

Over the past several years, we have executed certain initiatives to enhance liquidity, achieve a lower operational cost structure, provide more assistance to portfolio companies and realize certain of our portfolio investments. Specifically, we changed the composition of our Board of Directors and Management, terminated certain of our follow-on investments, internalized the management of the Fund, suspended our managed distribution policy, modified our investment strategy to pursue shorter term liquidation opportunities, pursued non-cash investment opportunities, and sold certain of our legacy and underperforming investment holdings. We believe these actions continue to be necessary to protect capital and liquidity during the turbulent oil and gas market downturn in order to preserve and enhance shareholder value. Because our Management is internalized, certain of our expenses should not increase commensurate with an increase in the size of the Fund and, therefore, if we remain a BDC, we expect to achieve efficiencies in our cost structure if we are able to grow the Fund.

Liquidity and Capital Resources

We generate cash primarily from maturities, sales of securities and borrowings, as well as capital gains realized upon the sale of portfolio investments. We use cash primarily to make additional investments, either in new companies or as follow-on investments in the existing portfolio companies and to pay the dividends to our stockholders.

Because of the nature and size of the portfolio investments, we may periodically borrow funds to make qualifying investments to maintain our tax status as a RIC. We often borrow such funds by utilizing a margin account with a securities brokerage firm. There is no assurance that such arrangement will be available in the future. If the Fund is unable to borrow funds to make qualifying investments, it may no longer qualify as a RIC. The Fund would then be subject to corporate income tax on its net investment income and realized capital gains, and distributions to stockholders would be subject to income tax as ordinary dividends.

The Fund has the ability to borrow funds and issue forms of senior securities representing indebtedness or stock, such as preferred stock, subject to certain restrictions. Net taxable investment income and net taxable realized gains from the sales of portfolio investments are intended to be distributed at least annually, to the extent such amounts are not reserved for payment of expenses and contingencies or to make follow-on or new investments.

The Fund reserves the right to retain net long-term capital gains in excess of net short-term capital losses for reinvestment or to pay contingencies and expenses. Such retained amounts, if any, will be taxable to the Fund as long-term capital gains and stockholders will be able to claim their proportionate share of the federal income taxes paid on such gains as a credit against their own federal income tax liabilities. Stockholders will also be entitled to increase the adjusted tax basis of their Fund shares by the difference between their undistributed capital gains and their tax credit.

We are evaluating the impact of current market conditions on our portfolio company valuations and their ability to provide current income. We have followed valuation techniques in a consistent manner; however, we are cognizant of current market conditions that might affect future valuations of portfolio securities. We believe that our operating cash flow and cash on hand will be sufficient to meet operating requirements and to finance routine capital expenditures through the next twelve months. If we effect a Consolidation of the Fund as described under “Significant Developments – Plan of Reorganization and Share Exchange with MVC Capital” and “– Authorization to Withdraw BDC Election” above, we may utilize some or a substantial portion of our current liquidity in connection with a contemplated transaction as payment of the purchase price and to pay associated legal, due diligence, accounting, and other fees. Further, we may borrow funds from financial institutions or other providers of debt capital to provide and pay for a part of the consideration and expenses necessary to effect a Consolidation.

Year Ended December 31, 2016

As of December 31, 2016, we had total assets of $73.1 million, of which $29.7 million were invested in portfolio investments and $12.0 million were invested in cash and cash equivalents. Among our portfolio investments, $3.0 million (at fair value) or 7.0% of net asset value were in the form of notes receivable from portfolio companies as of December 31, 2016.

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As of December 31, 2016, we also had $30.3 million of temporary cash investments and restricted cash, including primarily the proceeds of a quarter-end margin loan that we incurred to maintain the diversification requirements applicable to a RIC. Of this amount, $30.0 million was invested in U.S. Treasury bills and $0.3 million represented a required 1% brokerage margin deposit. These securities were held by a securities brokerage firm and pledged along with other assets to secure repayment of the margin loan. The U.S. Treasury bills were sold on January 3, 2017 and we subsequently repaid this margin loan. The margin interest was paid on February 3, 2017.

Operating Activities. We used $20.1 million in cash for operating activities in 2016. In 2016, we made new investments of $2.0 million in portfolio companies. We paid fees to our professional advisers, directors, banks and others of $3.2 million, while realizing a loss of $13 thousand from the disposition of temporary cash investments.

Financing Activities. We provided $15.0 million in cash from financing activities for 2016. We did not declare any dividends in 2016.

Year Ended December 31, 2015

As of December 31, 2015, we had total assets of $52.5 million, of which $19.4 million were invested in portfolio investments and $17.0 million were invested in cash and cash equivalents. Among our portfolio investments, $0.9 million (at fair value) or 2.5% of net asset value were in the form of notes receivable from portfolio companies as of December 31, 2015.

As of December 31, 2015, we also had $15.1 million of temporary cash investments and restricted cash, including primarily the proceeds of a quarter-end margin loan that we incurred to maintain the diversification requirements applicable to a RIC. Of this amount, $15.0 million was invested in U.S. Treasury bills and $0.1 million represented a required 1% brokerage margin deposit. These securities were held by a securities brokerage firm and pledged along with other assets to secure repayment of the margin loan. The U.S. Treasury bills were sold on January 4, 2016 and we subsequently repaid this margin loan. The margin interest was paid on February 3, 2016.

Operating Activities. We provided $1.3 million in cash for operating activities in 2015. In 2015, we made no new investments in portfolio companies. We paid fees to our professional advisers, directors, banks and others of $2.8 million, while realizing a loss of $2.5 million from the disposition of portfolio securities.

Financing Activities. We provided $1.0 thousand in cash from financing activities for 2015. We did not declare any dividends in 2015.

Year Ended December 31, 2014

As of December 31, 2014, we had total assets of $52.0 million, of which $19.6 million were invested in portfolio investments and $15.7 million were invested in cash and cash equivalents. Among our portfolio investments, $4.7 million (at fair value) or 12.9% of net asset value were in the form of notes receivable from portfolio companies as of December 31, 2014. We continued to classify the promissory note issued by Spectrum Management, LLC (“Spectrum”), $3.2 at million (fair value), as non-income producing.

As of December 31, 2014, we also had $15.1 million of restricted cash and cash equivalents, including primarily the proceeds of a quarter-end margin loan that we incurred to maintain the diversification requirements applicable to a RIC. Of this amount, $15.0 million was invested in U.S. Treasury bills and $0.1 million represented a required 1% brokerage margin deposit. These securities were held by a securities brokerage firm and pledged along with other assets to secure repayment of the margin loan. The U.S. Treasury bills were sold on January 2, 2015 and we subsequently repaid this margin loan. The margin interest was paid on February 4, 2015.

Operating Activities. We used $3.4 million in cash for operating activities in 2014. In 2014, we made investments in portfolio companies of $0.8 million and paid fees to our professional advisers, directors, banks and others of $2.5 million, while realizing a gain of $0.7 million from the disposition of portfolio securities. During 2014, we incurred non-recurring expenses including settlement expenses of $0.5 million and legal expenses of $0.1 million related to the various legal proceedings described in Item 3.

Financing Activities. We used $1.0 thousand in cash from financing activities for 2014. We did not declare any dividends in 2014.

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Results of Operations

Investment Income and Expense

Year Ended December 31, 2016 as compared to Year Ended December 31, 2015

Total income from portfolio securities increased $0.3 million in 2016 due to the increase in interest-bearing investments.

Professional fees increased to $1.2 million during 2016 from $0.6 million during 2015. These increases were principally due to increases in consulting and legal fees associated with our Plan of Reorganization and due diligence and other activities incidental to a potential Consolidation as described in the Plan.

Compensation expense decreased to $1.1 million from $1.3 million in 2016 primarily due to officer bonuses earned during 2015.

General and administrative expenses were comparable from 2015 to 2016, and were $0.3 million and $0.4 million respectively.

As a result of the factors described above, net investment loss after expenses was $2.5 million for 2016 as compared to a net investment loss of $2.4 million in 2015.

Year Ended December 31, 2015 as compared to Year Ended December 31, 2014

Total income from portfolio securities decreased $0.5 million in 2015 due to the decrease in interest-bearing investments resulting from the sale of our interests in Spectrum Management, LLC (“Spectrum”) and Orco Property Group, S. A. (“OPG”) in January 2015 and February 2015, respectively.

Professional fees decreased to $0.6 million during 2015 from $1.1 million during 2014. These decreases were due to the absence of legal proceedings in 2015 as compared to 2014 which required the services of various law firms and consultants during the year.

Compensation expense was increased to $1.3 million from $0.9 million in 2014 during 2015 primarily due to officer and employee bonuses earned during 2015. Based on our management’s review of the Fund’s operations during 2014 and, in view of formal and informal criteria used to determine staff bonuses, no officer or employee bonuses were earned or paid during 2014.

General and administrative expenses were comparable from 2014 to 2015, and were $0.3 million in each of these years.

There were no settlement expenses in 2015 as compared to the $0.5 million in settlement expenses for 2014 related to certain legal proceedings.

As a result of the factors described above, net investment loss after expenses was relatively unchanged at $2.4 million for both 2015 and 2014.

Summary of Portfolio Investment Activity

Year Ended December 31, 2016

During the year ended December 31, 2016, we had investment activity of $2.4 million in three portfolio companies. We invested $2.0 million in Biogenic Reagents, LLC (“Biogenic”) in the form of a senior secured promissory note, bearing cash and PIK interest at the combined rate of 16% per annum. During 2016, we received $0.04 million in semi-annual interest and $13 thousand in PIK’d interest in respect of this note. During 2016, we received 22,863 shares of MVC in the form of stock dividend payments. We received $50 thousand in PIK’d interest in respect to our loan to 5TH Element Tracking, LLC (“5TH Element”).

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The following table includes significant investment activity during the year ended December 31, 2016 (in thousands):

	Investment Activity
	New Investments		Existing Investments
Portfolio Company	Cash	Non-Cash	Follow-On	PIK	Total
Biogenic Reagents, LLC	$2,000	$—	$—	$13	$2,013
MVC Capital, Inc.	—	—	—	313	313
5TH Element Tracking, LLC	—	—	—	50	50
	$2,000	$—	$—	$376	$2,376

Year Ended December 31, 2015

During the year ended December 31, 2015, we received a one-year subordinated note from 5TH Element in the original principal amount of $0.9 million, bearing interest at the rate of 14% per annum in connection with the sale of our interest in Spectrum. We also received 23,694 shares of MVC in the form of dividend payments.

The following table includes significant investment activity during the year ended December 31, 2015 (in thousands):

	Investment Activity
	New Investments		Existing Investments
Portfolio Company	Cash	Non-Cash	Follow-On	PIK	Total
MVC Capital, Inc.	$—	$—	$—	$222	$222
5TH Element Tracking, LLC	—	915	—	—	915
	$—	$915	$—	$222	$1,137

Year Ended December 31, 2014

During the year ended December 31, 2014, we capitalized legal and consulting expenses of $0.3 million relating to Spectrum. We also received a semi-annual interest payment of $0.04 million in cash and $0.2 million in the form of PIK’d interest in respect of our €1.2 million [$1.5 million] in OPG notes. On May 14, 2014, we sold to MVC 2,112,000 newly-issued shares of our common stock in exchange for 395,839 shares of MVC (see “Significant Events−Plan of Reorganization” above). During the year ended December 31, 2014, we also received 9,129 shares of MVC in the form of dividend payments.

The following table includes significant investment activity during the year ended December 31, 2014 (in thousands):

	Investment Activity
	New Investments		Existing Investments
Portfolio Company	Cash	Non-Cash	Follow-On	PIK	Total
MVC Capital, Inc.	$524	$5,075	$—	$107	$5,706
Orco Property Group, S. A.	—	—	—	171	171
Spectrum Management, LLC	—	—	269	—	269
	$524	$5,075	$269	$278	$6,146

Realized Gains and Losses on Sales of Portfolio Securities

Year Ended December 31, 2016

During 2016, we realized capital losses of $13 thousand as a result of disposition of temporary cash investments.

Year Ended December 31, 2015

During 2015, we realized capital losses of $2.5 million, including the following significant transactions:

Portfolio Company	Industry	Type	Transaction Type	Realized Gain (Loss)
Spectrum Management, LLC	Business products and services	Control	Disposition	$(2,850)
Orco Property Group S. A.	Real estate	Non-affiliate	Disposition	372
Various others			Disposition	(5)
				$(2,483)

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Year Ended December 31, 2014

During 2014, we realized capital gains of $0.7 million, including the following significant transactions:

Portfolio Company	Industry	Type	Transaction Type	Realized Gain (Loss)
Orco Property Group S. A.	Real estate	Non-affiliate	Disposition	$(63)
MVC Capital, Inc.	Financial services	Non-affiliate	Share exchange	724
Various others			Disposition	(1)
				$660

Changes in Unrealized Appreciation/Depreciation of Portfolio Securities

Year Ended December 31, 2016

During 2016, we recorded an increase of $7.9 million in net unrealized appreciation, from $2.4 million at December 31, 2015 to $10.3 million at December 31, 2016, in our portfolio securities. Such increase resulted primarily from the following changes:

(i)	Increase in the fair value of our shareholding in MVC of $0.5 million due to an increase in the MVC share price during 2016 and the receipt of dividend payments in the form of additional shares of MVC;

(ii)	Increase in fair value of our shareholding in PalletOne, Inc. (“PalletOne”) of $6.6 million due to continued strong revenue and earnings growth, as well as an overall improvement in comparable industry sectors; and

(iii)	Increase in the fair value of our holdings in Equus Energy of $0.8 million, principally due to an increase in comparable transactions for mineral leases, a combination of increased production, and a continued increase in short- and long-term prices for crude oil and natural gas.

Year Ended December 31, 2015

During 2015, we recorded a net decrease in unrealized depreciation of $5.9 million, to arrive at a net unrealized appreciation of our portfolio securities of $2.4 million, resulting principally from the following:

(i)

Decrease in the fair value of our holdings in Equus Energy of $4.3 million, principally due to a combination of production without a corresponding increases in proved reserves and declining short- and long-term prices for crude oil and natural gas;

(ii)

Decrease in the fair value of our shareholding in MVC of $0.8 million due to a decrease in the MVC share price during the period, which was partially offset by $0.2 million in dividends received in the form of additional MVC shares and $0.2 million in purchase price adjustment;

(iii)

Increase in fair value of our shareholding in PalletOne of $8.6 million due to an overall improvement in the industry sector for packaging companies, as well as continued revenue and earnings growth for the company;

(iv)	Transfer of unrealized depreciation to realized gain on our holding of OPG Notes of $0.4 million in connection with the sale of our interest in the OPG Notes; and
(v)	Transfer of unrealized depreciation to realized loss on our holdings in Spectrum of $2.9 million in connection with the sale of our interest in Spectrum.

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Year Ended December 31, 2014

During 2014, we recorded a net decrease in unrealized depreciation of $0.4 million, to arrive at a net unrealized depreciation of $3.6 million as of December 31, 2014. Such change in depreciation resulted primarily from the following changes:

(i)

Increase in fair value of our holding in Equus Energy of $1.8 million due to an increase in comparable transactions for mineral leases, increased oil and gas production, as well as additional proved developed producing and proved developed producing behind-pipe reserves from new drilling and recompletion activities;

(ii)	Decrease in fair value of Equus Media Development Company, LLC of $0.1 million due to a net operating loss for the period equal to the amount of the decrease;
(iii)	Decrease in fair value of MVC of $1.7 million due to the decline in the stock price of MVC, which was partially offset by $0.1 million in dividends received in the form of additional MVC shares;
(iv)	Decrease in fair value of our holding of OPG Notes of $0.1 million due to adverse changes in the USD-EUR exchange rate; and
(v)	Increase in fair value of our shareholding in PalletOne of $0.7 million due to an improvement in the industry sector for packaging companies and continued revenue and earnings growth.

Portfolio Securities

As of December 31, 2016, we had active investments in the following entities or portfolio companies:

5TH Element Tracking, LLC

5TH Element is a technology holding company based outside of Boston, Massachusetts. On January 6, 2015, in connection with the sale of the Fund’s interest in Spectrum to 5TH Element, we received a subordinated note in the original principal amount of $0.9 million maturing March 31, 2017 and bearing interest at the rate of 14% per annum. As of December 31, 2016, we valued the promissory note at its original investment amount of $0.9 million plus certain PIK interest, as accrued.

Biogenic Reagents, LLC

Biogenic was organized as a developer and producer of high value carbon products from renewable biomass, headquartered in Minneapolis. The company developed and partially commercialized a low-cost platform technology to make carbon products such as activated carbon for use in purification of air, water, food and pharmaceuticals and agricultural carbon to improve crop production. On January 29, 2016, we invested $2.0 million in Biogenic in the form of a senior secured promissory note bearing cash and PIK interest at the combined rate of 16% per annum. Although this note is presently in default, we hold a senior security interest in the assets of Biogenic which have been appraised at an amount that is considerably in excess of the face amount of the note. As of December 31, 2016, we valued the promissory note at its original investment amount of $2.0 million, plus PIK interest accrued in the amount of $13 thousand.

Equus Energy, LLC

We formed Equus Energy, as a wholly-owned subsidiary of the Fund, to make investments in companies in the energy sector, with particular emphasis on income-producing oil & gas properties. In December 2011, we contributed $250,000 to the capital of Equus Energy. On December 27, 2012, we invested an additional $6.8 million in Equus Energy for the purpose of additional working capital and to fund the purchase of $6.6 million in working interests presently represented by 111 producing and non-producing oil and gas wells, including associated development rights of approximately 20,900 acres situated on 12 separate properties in Texas and Oklahoma. The working interests range from a de minimus amount to 50% of the leasehold production of these wells. The wells are operated by a number of experienced operators such as Apache, Chesapeake, and Chevron, which has operating responsibility for leasehold interests in the Conger Field, representing approximately one-third of the producing well interests. The assets were purchased from Warren American Oil Company, LLC, a Tulsa-based oil and gas firm. During the fourth quarter of 2016, Equus Energy sold a small working interest it held in the Permian Basin in west Texas for an aggregate selling price of $250,000, or approximately $12,500 per acre. Due to forward commodity price increases and increased acreage values, particularly in respect of Equus Energy’s other holdings in the Permian Basin, the fair value of this holding increased to approximately $6.3 million at December 31, 2016 from $5.5 million at December 31, 2015.

54

Equus Media Development Company, LLC

Equus Media Development Company, LLC (“EMDC”) is a company engaged in the acquisition and development of creative properties with the purpose of developing the properties for release in various entertainment mediums. We formed EMDC in 2007 as a wholly-owned subsidiary of the Fund in connection with a management and development agreement with Kopelson Entertainment (“KE”).

The concept of the business of EMDC is to partner with creators, developers and producers of creative work, such as scripts, short stories or books, by providing capital necessary to enhance the creative development and package the assets to companies, such as major and independent studios, to produce and release. In December 2011, our agreement with KE expired and EMDC distributed $1 million to the Fund. As of December 31, 2016, we valued EMDC at $0.2 million, which was unchanged from December 31, 2015.

MVC Capital, Inc.

MVC is a BDC traded on the NYSE that provides long-term debt and equity investment capital to fund growth, acquisitions and recapitalizations of companies in a variety of industries. On May 14, 2014, as part of our Plan of Reorganization, we sold to MVC 2,112,000 newly-issued shares of the Fund’s common stock in exchange for 395,839 shares of MVC (see “Significant Events−Plan of Reorganization” above). During 2016, we received 22,863 additional shares in the form of dividend payments. As of December 31, 2016, we valued our 468,608 MVC shares at $4.0 million, an increase from $3.2 million at December 31, 2015. The value of our MVC shares was based on MVC’s closing trading price on the NYSE as of such dates.

PalletOne, Inc.

PalletOne is considered one of the largest wooden pallet manufacturer in the United States, operating 19 facilities in 11 states, with approximately 1,400 employees. The company manufactures and recycles a variety of pallet types and pressure-treated lumber. The company also sells its byproducts of mulch and scrap metal. PalletOne also owns and operates three wood treating plants. PalletOne has a diverse customer base and competes with numerous other manufacturers on a regional basis. Its largest pallet customers are agricultural and construction related companies including growers, grocery stores, and housing construction companies, and home-improvement chains. We believe PalletOne’s numerous locations allows for a slight advantage in pursuing large corporate accounts, as sales of pallets and pressure-treated wood are typically regionalized to specific locations. The pallet manufacturing industry is mature and is experiencing continuing slow growth as the number of participants shrinks due to consolidation and underutilized plants, which have been eliminated. However, demand continues to increase for pressure-treated lumber for residential fencing and decking which has been the principal contributor to the increases in PalletOne’s revenue. We initially invested in PalletOne in October 2001. Our investment in PalletOne presently consists of 350,000 shares of common stock, which represents a fully-diluted equity interest of 18.7%. Due to substantially improved operating performance, we valued our interest in PalletOne as of December 31, 2016 as of $16.2 million, an increase from $9.6 million from December 31, 2015.

Off Balance Sheet Arrangements

We had an operating lease for office space that expired in September 2014. Our current office space lease as of December 31, 2016 is month-to-month. Rent expense under the operating lease agreement, inclusive of common area maintenance costs, was $61,000 for the year ended December 31, 2014.

Contractual Obligations

As of December 31, 2016, we had no outstanding commitments to our portfolio company investments.

Dividends

We will continue to pay out net investment income and/or realized capital gains, if any, on an annual basis as required under the 1940 Act.

Subsequent Events

Our Management performed an evaluation of the Fund’s activity through the date the financial statements were issued, noting the following subsequent events:

On January 3, 2017, we sold U. S. Treasury Bills for $30.0 million and repaid our year-end margin loan.

55

On January 6, 2017, holders of a majority of the outstanding common stock of the Fund approved our cessation as a BDC under the 1940 Act and authorized our Board to cause the Fund’s withdrawal of its election to be classified as a BDC, each effective as of a date designated by the Board and our Chief Executive Officer, but in no event later than July 31, 2017. The authorization given to our Board is a consequence of the Plan of Reorganization described above. Notwithstanding this authorization to withdraw our BDC election, we will not submit any such withdrawal unless and until Equus has entered into a definitive agreement to effect a Consolidation. Further, although our shareholders have authorized us to withdraw our election as a BDC, we will require a subsequent affirmative vote from holders of a majority of our outstanding voting shares to enter into any such definitive agreement or change the nature of our business. See “Significant Developments – Plan of Reorganization and Share Exchange with MVC Capital” above.

Item 7A. Quantitative and Qualitative Disclosures About Market Risk

We are subject to financial market risks, including changes in interest rates with respect to investments in debt securities and outstanding debt payable, as well as changes in marketable equity security prices. In the future, we may invest in companies outside the United States, including in Europe and Asia, which would give rise to exposure to foreign currency value fluctuations. We do not use derivative financial instruments to mitigate any of these risks. The return on investments is generally not affected by foreign currency fluctuations.

Our investments in portfolio securities consist of some fixed-rate debt securities. Since the debt securities are generally priced at a fixed rate, changes in interest rates do not directly affect interest income. In addition, changes in market interest rates are not typically a significant factor in the determination of fair value of these debt securities, since the securities are generally held to maturity. We determine their fair values based on the terms of the relevant debt security and the financial condition of the issuer.

A major portion of our investment portfolio consists of debt and equity investments in private companies. Modest changes in public market equity prices generally do not significantly impact the estimated fair value of these investments. However, significant changes in market equity prices can have a longer-term effect on valuations of private companies, which could affect the carrying value and the amount and timing of gains or losses realized on these investments. A small portion of the investment portfolio also consists of common stocks in publicly traded companies. These investments are directly exposed to equity price risk, in that a hypothetical ten percent change in these equity prices would result in a similar percentage change in the fair value of these securities.

We are classified as a “non-diversified” investment company under the 1940 Act, which means we are not limited in the proportion of our assets that may be invested in the securities of a single user. The value of one segment called “Shipping products and services” includes one portfolio company and was 37.9% of our net asset value, 22.1% of our total assets and 54.6% of our investments in portfolio company securities (at fair value) as of December 31, 2016. The value of one segment called “Energy” includes one portfolio company and was 14.6% of our net asset value, 8.5% of our total assets and 21.1% of our investments in portfolio company securities (at fair value) as of December 31, 2016. Changes in business or industry trends or in the financial condition, results of operations, or the market’s assessment of any single portfolio company will affect the net asset value and the market price of our common stock to a greater extent than would be the case if we were a “diversified” company holding numerous investments.

56

Item 8. Financial Statements and Supplementary Data

Report of Independent Registered Public Accounting Firm

To the Board of Directors and

Stockholders of Equus Total Return, Inc.:

We have audited the accompanying balance sheets of Equus Total Return, Inc. (a Delaware corporation) (the “Fund”), including the schedule of investments, as of December 31, 2016 and 2015 and the related statements of operations, changes in net assets and cash flows for the years ended December 31, 2016, 2015 and 2014 and the selected per share data and ratios for the years ended December 31, 2016, 2015 and 2014. These financial statements and selected per share data and ratios are the responsibility of the management of the Fund. Our responsibility is to express an opinion on these financial statements and selected per share data and ratios based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected per share data and ratios are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and selected per share data and ratios. Our procedures included verification by examination or confirmation of securities held by the custodian as of December 31, 2016 and 2015, or by other appropriate auditing procedures where replies were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of Equus Total Return, Inc. as of December 31, 2016 and 2015 and the results of its operations and its cash flows for the years ended December 31, 2016, 2015 and 2014 and the selected per share data and ratios for the years ended December 31, 2016, 2015 and 2014 in conformity with accounting principles generally accepted in the United States of America.

/s/ BDO USA, LLP

Houston, TX

March, 13, 2017

57

Report of Independent Registered Public Accounting Firm

To the Board of Directors and

Stockholders of Equus Total Return, Inc.:

We have audited the accompanying selected per share data and ratios of Equus Total Return, Inc. (a Delaware corporation) (the “Fund”) for each of the two years in the period ended December 31, 2013. These selected per share data and ratios are the responsibility of the management of the Fund. Our responsibility is to express an opinion on these selected per share data and ratios based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the selected per share data and ratios are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the selected per share data and ratios. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the accompanying selected per share data and ratios present fairly, in all material respects, the financial highlights of Equus Total Return, Inc. for each of the two years in the period ended December 31, 2013 in conformity with accounting principles generally accepted in the United States of America.

/s/ UHY LLP

Houston, Texas

March 31, 2014

58

EQUUS TOTAL RETURN, INC.

BALANCE SHEETS

	December 31, 2016	December 31, 2015
(in thousands, except per share amounts)
Assets
Investments in portfolio securities at fair value:
Control investments (cost at $10,050 and $10,050 respectively)	$6,462	$5,715
Affiliate investments (cost at $350 and $350 respectively)	16,200	9,600
Non-affiliate investments - related party (cost at $6,011 and $5,698 respectively)	4,021	3,159
Non-affiliate investments (cost at $2,978 and $915 respectively)	2,978	915
Total investments in portfolio securities at fair value	29,661	19,389
Temporary cash investments	29,994	15,000
Cash and cash equivalents	11,961	17,036
Restricted cash	300	150
Accounts receivable	611	614
Accrued interest receivable	542	128
Accrued dividend receivable	—	130
Other assets	77	83
Total assets	73,146	52,530
Liabilities and net assets
Accounts payable	269	36
Accounts payable to related parties	143	186
Borrowing under margin account	29,994	15,000
Total liabilities	30,406	15,222

Commitments and contingencies (see note 6)

Net assets	$42,740	$37,308

Net assets consist of:
Common stock, par value	$13	$13
Capital in excess of par value	54,213	54,226
Undistributed net investment losses	(21,758)	(19,307)
Unrealized appreciation of portfolio securities, net	12,262	4,915
Unrealized depreciation of portfolio securities - related party	(1,990)	(2,539)
Total net assets	$42,740	$37,308
Shares of common stock issued and outstanding, $.001 par value, 50,000 shares authorized	12,674	12,674
Shares of preferred stock issued and outstanding, $.001 par value, 5,000 shares authorized	—	—
Net asset value per share	$3.37	$2.94

The accompanying notes are an integral part of these financial statements.

59

EQUUS TOTAL RETURN, INC.

STATEMENTS OF OPERATIONS

	Year Ended December 31,
(in thousands, except per share amounts)	2016	2015	2014
Investment income:
Interest and dividend income:
Control investments	$—	$—	$580
Non-affiliate investments - related party	183	297	161
Non-affiliate investments	555	142	224
Total interest and dividend income	738	439	965
Interest from temporary cash investments	10	7	—
Total investment income	748	446	965

Expenses:
Compensation expense	1,145	1,309	937
Professional fees	1,172	637	1,067
Director fees and expenses	383	356	414
General and administrative expense	355	343	293
Mailing, printing and other expenses	114	120	147
Taxes	22	30	25
Interest expense	8	2	—
Settlement expense	—	—	500
Total expenses	3,199	2,797	3,383

Net investment loss	(2,451)	(2,351)	(2,418)

Net realized gain (loss):
Control investments	—	(2,850)	—
Non-affiliate investments - related party	—	—	724
Non-affiliate investments	—	372	(63)
Temporary cash investments	(13)	(5)	(1)
Net realized gain (loss)	(13)	(2,483)	660

Net unrealized appreciation (depreciation) of portfolio securities:
End of period	12,262	4,915	(1,840)
Beginning of period	4,915	(1,840)	(3,956)
Net change in unrealized appreciation (depreciation) of portfolio securities	7,347	6,755	2,116

Net unrealized depreciation of portfolio securities - related party:
End of period	(1,990)	(2,539)	(1,725)
Beginning of period	(2,539)	(1,725)	—
Net change in unrealized depreciation of portfolio securities - related party	549	(814)	(1,725)

Net increase (decrease) in net assets resulting from operations	$5,432	$1,107	$(1,367)

Net increase (decrease) in net assets resulting from operations per share:
Basic and diluted	$0.43	$0.08	$(0.11)
Weighted average shares outstanding:
Basic and diluted	12,674	12,674	11,904

The accompanying notes are an integral part of these financial statements.

60

EQUUS TOTAL RETURN, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
(in thousands)	2016	2015	2014
Net increase (decrease) in net assets resulting from operations	$5,432	$1,107	$(1,367)
Capital share transactions:
Shares issued for portfolio securities - related party	—	—	4,351
Net increase in net assets resulting from capital share transactions	—	—	4,351
Increase in net assets	5,432	1,107	2,984
Net assets at beginning of period	37,308	36,201	33,217
Net assets at end of period	$42,740	$37,308	$36,201

The accompanying notes are an integral part of these financial statements.

61

EQUUS TOTAL RETURN, INC.

STATEMENTS OF CASH FLOWS

	Year Ended December 31,
(in thousands)	2016	2015	2014
Reconciliation of increase (decrease) in net assets resulting from operations to net cash
(used in) provided by operating activities:
Net increase (decrease) in net assets resulting from operations	$5,432	$1,107	$(1,367)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash (used in) provided by operating activities:
Net realized loss	13	2,483	64
Net realized gain - related party	—	—	(724)
Net change in unrealized appreciation of portfolio securities	(7,347)	(6,755)	(2,116)
Net change in unrealized depreciation of portfolio securities - related party	(549)	814	1,725
Changes in operating assets and liabilities:
Purchase of portfolio securities	(2,000)	—	(793)
Net proceeds from dispositions of portfolio securities	—	602	63
Principal payments received from portfolio securities	—	4,255	270
Purchase of temporary cash investments, net	(15,007)	(6)	(1)
Change in restricted cash	(150)	—	—
Decrease (increase) in accounts receivable	3	—	(242)
Increase in accrued interest receivable	(477)	(577)	(868)
Decrease in accrued dividend receivable	(183)	—	—
Decrease (increase) in accounts receivable and other	6	31	(84)
Increase (decrease) in accounts payable	233	(628)	558
(Decrease) increase in accounts payable to related parties	(43)	12	148
Net cash (used in) provided by operating activities	(20,069)	1,338	(3,367)
Cash flows from financing activities:
Borrowings under margin account	102,977	15,000	14,999
Repayments under margin account	(87,983)	(14,999)	(15,000)
Net cash provided by (used in) financing activities	14,994	1	(1)
Net (decrease) increase in cash and cash equivalents	(5,075)	1,339	(3,368)
Cash and cash equivalents at beginning of period	17,036	15,697	19,065

Cash and cash equivalents at end of period	$11,961	$17,036	$15,697
Non-cash operating and financing activities:
Shares issued in lieu of cash for portfolio securities	$—	$—	$4,351
Accrued interest or dividends exchanged for portfolio securities	$63	$915	$171
Accrued dividends exchanged for portfolio securities - related party	$313	$222	$107

Supplemental disclosure of cash flow information:
Interest paid	$7	$2	$2
Income taxes paid	$19	$32	$20

The accompanying notes are an integral part of these financial statements.

62

EQUUS TOTAL RETURN, INC.

SELECTED PER SHARE DATA AND RATIOS

	Year ended December 31,
	2016	2015	2014	2013	2012

Investment income	$0.06	$0.03	$0.08	$0.00	$0.05
Expenses	0.25	0.22	0.28	0.30	0.30

Net investment loss	(0.19)	(0.19)	(0.20)	(0.30)	(0.25)

Net realized gain (loss)	—	(0.20)	0.06	(0.93)	(0.27)
Net change in unrealized appreciation (depreciation) of portfolio securities	0.58	0.47	0.03	1.26	0.02
Net change in unrealized depreciation of portfolio securities - related party	0.04	—	—	—	—
Net increase (decrease) in net assets	0.43	0.08	(0.11)	0.03	(0.50)
Capital transactions:
Shares issued for portfolio securities	—	—	0.37	—	—
Dilutive effect of shares issued	—	—	(0.54)	—	—
Decrease in net assets resulting from capital transactions	—	—	(0.17)	—	—
Net increase (decrease) in net assets	0.43	0.08	(0.28)	0.03	(0.50)
Net assets at beginning of period	2.94	2.86	3.14	3.11	3.61
Net assets at end of period, basic and diluted	$3.37	$2.94	$2.86	$3.14	$3.11
Weighted average number of shares outstanding during period,
in thousands	12,674	12,674	11,904	10,562	10,562
Market price per share:
Beginning of period	$1.79	$2.10	$1.99	$2.36	$2.24
End of period	$2.01	$1.79	$2.10	$1.99	$2.36
Selected information and ratios:
Ratio of expenses to average net assets	7.99%	7.61%	9.75%	9.49%	8.93%
Ratio of net investment loss to average net assets	(6.12%)	(6.40%)	(6.97%)	(9.47%)	(7.47)%
Ratio of net increase (decrease) in net assets resulting from operations to average net assets	13.57%	3.01%	(3.94%)	1.04%	(14.85)%
Total return on market price (1)	12.29%	(14.76%)	5.53%	(15.68%)	(5.36)%

(1) Total return = [(ending market price per share + year-to-date dividends paid - beginning market price per share) / beginning market price per share].

The accompanying notes are an integral part of these financial statements.

63

EQUUS TOTAL RETURN, INC.

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2016

(in thousands, except share data)

Name and Location of		Date of Initial			Cost of	Fair
Portfolio Company	Industry	Investment	Investment	Principal	Investment	Value(1)
Control Investments: Majority-owned (3):
Equus Energy, LLC Houston, TX	Energy	December 2011	Member interest (100%)		$7,050	$6,250
Equus Media Development Company, LLC Houston, TX	Media	January 2007	Member interest (100%)		3,000	212
Total Control Investments: Majority-owned (represents 10.8% of total investments at fair value)					$10,050	$6,462
Affiliate Investments (4):
PalletOne, Inc. Bartow, FL	Shipping products and services	October 2001	350,000 shares of common stock (18.7%)		$350	$16,200
Total Affiliate Investments (represents 27.2% of total investments at fair value)					$350	$16,200
Non-Affiliate Investments - Related Party (less than 5% owned):
MVC Capital, Inc. Purchase, NY	Financial services	May 2014	468,608 shares of common stock (1.7%)		$6,011	$4,021
Total Non-Affiliate Investments - Related Party (represents 6.7% of total investments at fair value)					$6,011	$4,021
Non-Affiliate Investments (less than 5% owned):
5TH Element Tracking, LLC Boston, MA	Business products and services	January 2015	14% promissory note due 3/17 (2)	$965	965	965
Biogenic Reagents, LLC Minneapolis, MN	Industrial products	January 2016	16% promissory note due 6/16 (5)	$2,013	2,013	2,013
Total Non-Affiliate Investments (represents 5.0% of total investments at fair value)					$2,978	$2,978
Total Investment in Portfolio Securities					$19,389	$29,661
Temporary Cash Investments
U.S. Treasury Bill	Government	December 2016	UST 0% 1/17	$30,000	30,000	29,994
Total Temporary Cash Investments (represents 50.3% of total investments at fair value)					$30,000	$29,994
Total Investments					$49,389	$59,655

(1)	See Note 3 to the financial statements, Valuation of Investments.
(2)	Income-producing.
(3)	Majority owned investments are generally defined under the 1940 Act as companies in which we own more than 50% of the voting securities of the company.
(4)	Affiliate investments are generally defined under the 1940 Act as companies in which we own at least 5% but not more than 25% voting securities of the company.
(5)	Income impaired.

The accompanying notes are an integral part of these financial statements.

64

EQUUS TOTAL RETURN, INC.

SCHEDULE OF INVESTMENTS – (Continued)

DECEMBER 31, 2016

(in thousands, except share data)

Except for our holding of shares of MVC, substantially all of our portfolio securities are restricted from public sale without prior registration under the Securities Act of 1933 (hereafter, the “Securities Act”) or other relevant regulatory authority. We negotiate certain aspects of the method and timing of the disposition of our investment in each portfolio company, including registration rights and related costs.

As a BDC, we may invest up to 30% of our assets in non-qualifying portfolio investments, as permitted by the 1940 Act. Specifically, we may invest up to 30% of our assets in entities that are not considered “eligible portfolio companies” (as defined in the 1940 Act), including companies located outside of the United States, entities that are operating pursuant to certain exceptions under the 1940 Act, and publicly-traded entities with a market capitalization exceeding $250 million. As of December 31, 2016, we had invested 86.4% of our assets in securities of portfolio companies that constituted qualifying investments under the 1940 Act. As of December 31, 2016, except for our shares of MVC Capital, Inc. (“MVC”), all of our investments are in enterprises that are considered eligible portfolio companies under the 1940 Act. We provide significant managerial assistance to portfolio companies that comprise 31.8% of the total value of the investments in portfolio securities as of December 31, 2016.

We are classified as a “non-diversified” investment company under the 1940 Act, which means we are not limited in the proportion of our assets that may be invested in the securities of a single user. The value of one segment called “Shipping products and services” includes one portfolio company and was 37.9% of our net asset value, 22.1% of our total assets and 54.6% of our investments in portfolio company securities (at fair value) as of December 31, 2016. The value of one segment called “Energy” includes one portfolio company and was 14.6% of our net asset value, 8.5% of our total assets and 21.1% of our investments in portfolio company securities (at fair value) as of December 31, 2016. Changes in business or industry trends or in the financial condition, results of operations, or the market’s assessment of any single portfolio company will affect the net asset value and the market price of our common stock to a greater extent than would be the case if we were a “diversified” company holding numerous investments.

Our investments in portfolio securities consist of the following types of securities as of December 31, 2016 (in thousands):

Type of Securities	Cost	Fair Value	Fair Value as Percentage of Net Assets
Common stock	$6,361	$20,221	47.3%
Limited liability company investments	10,050	6,462	15.1%
Secured and subordinated debt	2,978	2,978	7.0%
Total	$19,389	$29,661	69.4%

The following is a summary by industry of the Fund’s investments in portfolio securities as of December 31, 2016 (in thousands):

Industry	Fair Value	Fair Value as Percentage of Net Assets
Shipping products and services	$16,200	37.9%
Energy	6,250	14.6%
Financial services	4,021	9.4%
Industrial products	2,013	4.7%
Business products and services	965	2.3%
Media	212	0.5%
Total	$29,661	69.4%

The accompanying notes are an integral part of these financial statements.

65

EQUUS TOTAL RETURN, INC.

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2015

(in thousands, except share data)

Name and Location of		Date of Initial			Cost of	Fair
Portfolio Company	Industry	Investment	Investment	Principal	Investment	Value(1)
Control Investments: Majority-owned (3):
Equus Energy, LLC Houston, TX	Energy	December 2011	Member interest (100%)		$7,050	$5,500
Equus Media Development Company, LLC Houston, TX	Media	January 2007	Member interest (100%)		3,000	215
Total Control Investments: Majority-owned (represents 16.6% of total investments at fair value)					$10,050	$5,715
Affiliate Investments (4):
PalletOne, Inc. Bartow, FL	Shipping products and services	October 2001	350,000 shares of common stock (18.8%)		$350	$9,600
Total Affiliate Investments (represents 27.9% of total investments at fair value)					$350	$9,600
Non-Affiliate Investments - Related Party (less than 5% owned):
MVC Capital, Inc. Purchase, NY	Financial services	May 2014	428,662 shares of common stock (1.7%)		$5,698	$3,159
Total Non-Affiliate Investments - Related Party (represents 9.2% of total investments at fair value)					$5,698	$3,159
Non-Affiliate Investments (less than 5% owned):
5TH Element Tracking, LLC Boston, MA	Business products and services	January 2015	14% promissory note due 1/16 (2)	$915	915	915
Total Non-Affiliate Investments (represents 2.7% of total investments at fair value)					$915	$915
Total Investment in Portfolio Securities					$17,013	$19,389
Temporary Cash Investments
U.S. Treasury Bill	Government	December 2015	UST 0% 1/16	$15,000	15,000	15,000
Total Temporary Cash Investments (represents 43.6% of total investments at fair value)					$15,000	$15,000
Total Investments					$32,013	$34,389

(1)	See Note 3 to the financial statements, Valuation of Investments.
(2)	Income-producing.
(3)	Majority owned investments are generally defined under the 1940 Act as companies in which we own more than 50% of the voting securities of the company.
(4)	Affiliate investments are generally defined under the 1940 Act as companies in which we own at least 5% but not more than 25% voting securities of the company.

The accompanying notes are an integral part of these financial statements.

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EQUUS TOTAL RETURN, INC.

SCHEDULE OF INVESTMENTS – (Continued)

DECEMBER 31, 2015

Except for our holding of shares of MVC, substantially all of our portfolio securities are restricted from public sale without prior registration under the Securities Act or other relevant regulatory authority. We negotiate certain aspects of the method and timing of the disposition of our investment in each portfolio company, including registration rights and related costs.

We may invest up to 30% of our assets in non-qualifying portfolio investments, as permitted by the 1940 Act. Specifically, we may invest up to 30% of our assets in entities that are not considered “eligible portfolio companies” (as defined in the 1940 Act), including companies located outside of the United States, entities that are operating pursuant to certain exceptions under the 1940 Act, and publicly-traded entities with a market capitalization exceeding $250 million. As of December 31, 2015, we had invested 73.0% of our assets in securities of portfolio companies that constituted qualifying investments under the 1940 Act. As of December 31, 2015, except for our shares of MVC, all of our investments are in enterprises that are considered eligible portfolio companies under the 1940 Act. We provide significant managerial assistance to portfolio companies that comprise 29.5% of the total value of the investments in portfolio securities as of December 31, 2015.

Our investments in portfolio securities consist of the following types of securities as of December 31, 2015 (in thousands):

Type of Securities	Cost	Fair Value	Fair Value as Percentage of Net Assets
Common stock	$6,048	$12,759	34.2%
Limited liability company investments	10,050	5,715	15.3%
Secured and subordinated debt	915	915	2.5%
Total	$17,013	$19,389	52.0%

The following is a summary by industry of the Fund’s investments in portfolio securities as of December 31, 2015 (in thousands):

Industry	Fair Value	Fair Value as Percentage of Net Assets
Shipping products and services	$9,600	25.7%
Energy	5,500	14.7%
Financial services	3,159	8.5%
Business products and services	915	2.5%
Media	215	0.6%
Total	$19,389	52.0%

The accompanying notes are an integral part of these financial statements.

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EQUUS TOTAL RETURN, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2016, 2015 AND 2014

(1) ORGANIZATION AND BUSINESS PURPOSE

Equus Total Return, Inc. (“we,” “us,” “our,” “Equus” the “Company” and the “Fund”), a Delaware corporation, was formed by Equus Investments II, L.P. (the “Partnership”) on August 16, 1991. On July 1, 1992, the Partnership was reorganized and all of the assets and liabilities of the Partnership were transferred to the Fund in exchange for shares of common stock of the Fund. Our shares trade on the NYSE under the symbol ‘EQS’. On August 11, 2006, our shareholders approved the change of the Fund’s investment strategy to a total return investment objective. This strategy seeks to provide the highest total return, consisting of capital appreciation and current income. In connection with this strategic investment change, the shareholders also approved the change of name from Equus II Incorporated to Equus Total Return, Inc.

We attempt to maximize the return to stockholders in the form of current investment income and long-term capital gains by investing in the debt and equity securities of companies with a total enterprise value between $5.0 million and $75.0 million, although we may engage in transactions with smaller or larger investee companies from time to time. We seek to invest primarily in companies pursuing growth either through acquisition or organically, leveraged buyouts, management buyouts and recapitalizations of existing businesses or special situations. Our income-producing investments consist principally of debt securities including subordinated debt, debt convertible into common or preferred stock, or debt combined with warrants and common and preferred stock. Debt and preferred equity financing may also be used to create long-term capital appreciation through the exercise and sale of warrants received in connection with the financing. We seek to achieve capital appreciation by making investments in equity and equity-oriented securities issued by privately-owned companies in transactions negotiated directly with such companies. Given market conditions over the past several years and the performance of our portfolio, our Management and Board of Directors believe it prudent to continue to review alternatives to refine and further clarify the current strategies.

We elected to be treated as a BDC under the 1940 Act, although our shareholders have recently authorized us to withdraw this election (see Note 10 “Subsequent Events”). We currently qualify as a regulated investment company RIC for federal income tax purposes and, therefore, are not required to pay corporate income taxes on any income or gains that we distribute to our stockholders. We have certain wholly owned taxable subsidiaries (“Taxable Subsidiaries”) each of which holds one or more portfolio investments listed on our Schedules of Investments. The purpose of these Taxable Subsidiaries is to permit us to hold certain income-producing investments or portfolio companies organized as limited liability companies, or LLCs, (or other forms of pass-through entities) and still satisfy the RIC tax requirement that at least 90% of our gross revenue for income tax purposes must consist of investment income. Absent the Taxable Subsidiaries, a portion of the gross income of these income-producing investments or of any LLC (or other pass-through entity) portfolio investment, as the case may be, would flow through directly to us for the 90% test. To the extent that such income did not consist of investment income, it could jeopardize our ability to qualify as a RIC and, therefore, cause us to incur significant federal income taxes. The income of the LLCs (or other pass-through entities) owned by Taxable Subsidiaries is taxed to the Taxable Subsidiaries and does not flow through to us, thereby helping us preserve our RIC status and resultant tax advantages. We do not consolidate the Taxable Subsidiaries for income tax purposes and they may generate income tax expense because of the Taxable Subsidiaries’ ownership of the portfolio companies. We reflect any such income tax expense on our Statements of Operations.

(2) LIQUIDITY AND FINANCING ARRANGEMENTS

As of December 31, 2016, we had cash and cash equivalents of $12.0 million. We had $30.0 million of our net assets of $42.7 million invested in portfolio securities. We also had $30.3 million of temporary cash investments and restricted cash, including primarily the proceeds of a quarter-end margin loan that we incurred to maintain the diversification requirements applicable to a RIC. Of this amount, $30.0 million was invested in U.S. Treasury bills and $0.3 million represented a required 1% brokerage margin deposit. These securities were held by a securities brokerage firm and pledged along with other assets to secure repayment of the margin loan. The U.S. Treasury bills were sold on January 3, 2017 and we subsequently repaid this margin loan. The margin interest was paid on February 3, 2017.

As of December 31, 2015, we had cash and cash equivalents of $17.0 million. We had $19.4 million of our net assets of $37.3 million invested in portfolio securities. We also had $15.1 million of temporary cash investments and restricted cash, including primarily the proceeds of a quarter-end margin loan that we incurred to maintain the diversification requirements applicable to a RIC. Of this amount, $15.0 million was invested in U.S. Treasury bills and $0.1 million represented a required 1% brokerage margin deposit. These securities were held by a securities brokerage firm and pledged along with other assets to secure repayment of the margin loan. The U.S. Treasury bills were sold on January 4, 2016 and we subsequently repaid this margin loan. The margin interest was paid on February 3, 2016.

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During 2016 and 2015, we borrowed sufficient funds to maintain the Fund’s RIC status by utilizing a margin account with a securities brokerage firm. There is no assurance that such arrangement will be available in the future. If we are unable to borrow funds to make qualifying investments, we may no longer qualify as a RIC. We would then be subject to corporate income tax on the Fund’s net investment income and realized capital gains, and distributions to stockholders would be subject to income tax as ordinary dividends. If we continue to be a BDC, failure to continue to qualify as a RIC could be material to us and our stockholders.

(3) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Use of Estimates—The preparation of financial statements in accordance with GAAP requires us to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Although we believe the estimates and assumptions used in preparing these financial statements and related notes are reasonable in light of known facts and circumstances, actual results could differ from those estimates.

Valuation of Investments—For most of our investments, market quotations are not available. With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board has approved a multi-step valuation process each quarter, as described below:

1.	Each portfolio company or investment is reviewed by our investment professionals;

2.	With respect to investments with a fair value exceeding $2.5 million that have been held for more than one year, we engage independent valuation firms to assist our investment professionals. These independent valuation firms conduct independent valuations and make their own independent assessments;

3.	Our Management produces a report that summarized each of our portfolio investments and recommends a fair value of each such investment as of the date of the report;

4.	The Audit Committee of our Board reviews and discusses the preliminary valuation of our portfolio investments as recommended by Management in their report and any reports or recommendations of the independent valuation firms, and then approves and recommends the fair values of our investments so determined to our Board for final approval; and

5.	The Board discusses valuations and determines the fair value of each portfolio investment in good faith based on the input of our Management, the respective independent valuation firm, as applicable, and the Audit Committee.

During the first twelve months after an investment is made, we rely on the original investment amount to determine the fair value unless significant developments have occurred during this twelve month period which would indicate a material effect on the portfolio company (such as results of operations or changes in general market conditions).

Investments are valued utilizing a yield analysis, enterprise value (“EV”) analysis, net asset value analysis, liquidation analysis, discounted cash flow analysis, or a combination of methods, as appropriate. The yield analysis uses loan spreads and other relevant information implied by market data involving identical or comparable assets or liabilities. Under the EV analysis, the EV of a portfolio company is first determined and allocated over the portfolio company’s securities in order of their preference relative to one another (i.e., “waterfall” allocation). To determine the EV, we typically use a market multiples approach that considers relevant and applicable market trading data of guideline public companies, transaction metrics from precedent M&A transactions and/or a discounted cash flow analysis. The net asset value analysis is used to derive a value of an underlying investment (such as real estate property) by dividing a relevant earnings stream by an appropriate capitalization rate. For this purpose, we consider capitalization rates for similar properties as may be obtained from guideline public companies and/or relevant transactions. The liquidation analysis is intended to approximate the net recovery value of an investment based on, among other things, assumptions regarding liquidation proceeds based on a hypothetical liquidation of a portfolio company’s assets. The discounted cash flow analysis uses valuation techniques to convert future cash flows or earnings to a range of fair values from which a single estimate may be derived utilizing an appropriate discount rate. The measurement is based on the net present value indicated by current market expectations about those future amounts.

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In applying these methodologies, additional factors that we consider in fair value pricing our investments may include, as we deem relevant: security covenants, call protection provisions, and information rights; the nature and realizable value of any collateral; the portfolio company’s ability to make payments; the principal markets in which the portfolio company does business; publicly available financial ratios of peer companies; the principal market; and enterprise values, among other factors. Also, any failure by a portfolio company to achieve its business plan or obtain and maintain its financing arrangements could result in increased volatility and result in a significant and rapid change in its value.

Our general intent is to hold our loans to maturity when appraising our privately held debt investments. As such, we believe that the fair value will not exceed the cost of the investment. However, in addition to the previously described analysis involving allocation of value to the debt instrument, we perform a yield analysis assuming a hypothetical current sale of the security to determine if a debt security has been impaired. The yield analysis considers changes in interest rates and changes in leverage levels of the portfolio company as compared to the market interest rates and leverage levels. Assuming the credit quality of the portfolio company remains stable, the Fund will use the value determined by the yield analysis as the fair value for that security if less than the cost of the investment.

We record unrealized depreciation on investments when we determine that the fair value of a security is less than its cost basis, and will record unrealized appreciation when we determine that the fair value is greater than its cost basis.

Fair Value Measurement—Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date and sets out a fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). Inputs are broadly defined as assumptions market participants would use in pricing an asset or liability. The three levels of the fair value hierarchy are described below:

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.

Level 2—Inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly; and fair value is determined through the use of models or other valuation methodologies.

Level 3—Inputs are unobservable for the asset or liability and include situations where there is little, if any, market activity for the asset or liability. The inputs into the determination of fair value are based upon the best information under the circumstances and may require significant management judgment or estimation.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

Investments for which prices are not observable are generally private investments in the debt and equity securities of operating companies. The primary valuation method used to estimate the fair value of these Level 3 investments is the discounted cash flow method (although a liquidation analysis, option theoretical, or other methodology may be used when more appropriate). The discounted cash flow approach to determine fair value (or a range of fair values) involves applying an appropriate discount rate(s) to the estimated future cash flows using various relevant factors depending on investment type, including comparing the latest arm’s length or market transactions involving the subject security to the selected benchmark credit spread, assumed growth rate (in cash flows), and capitalization rates/multiples (for determining terminal values of underlying portfolio companies). The valuation based on the inputs determined to be the most reasonable and probable is used as the fair value of the investment. The determination of fair value using these methodologies may take into consideration a range of factors including, but not limited to, the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public exchanges for comparable securities, current and projected operating performance, financing transactions subsequent to the acquisition of the investment and anticipated financing transactions after the valuation date.

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To assess the reasonableness of the discounted cash flow approach, the fair value of equity securities, including warrants, in portfolio companies may also consider the market approach—that is, through analyzing and applying to the underlying portfolio companies, market valuation multiples of publicly-traded firms engaged in businesses similar to those of the portfolio companies. The market approach to determining the fair value of a portfolio company’s equity security (or securities) will typically involve: (1) applying to the portfolio company’s trailing twelve months (or current year projected) EBITDA a low to high range of enterprise value to EBITDA multiples that are derived from an analysis of publicly-traded comparable companies, in order to arrive at a range of enterprise values for the portfolio company; (2) subtracting from the range of calculated enterprise values the outstanding balances of any debt or equity securities that would be senior in right of payment to the equity securities we hold; and (3) multiplying the range of equity values derived therefrom by our ownership share of such equity tranche in order to arrive at a range of fair values for our equity security (or securities). Application of these valuation methodologies involves a significant degree of judgment by Management.

Due to the inherent uncertainty of determining the fair value of Level 3 investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be received or settled. Further, such investments are generally subject to legal and other restrictions or otherwise are less liquid than publicly traded instruments. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we might realize significantly less than the value at which such investment had previously been recorded. With respect to Level 3 investments, where sufficient market quotations are not readily available or for which no or an insufficient number of indicative prices from pricing services or brokers or dealers have been received, we undertake, on a quarterly basis, our valuation process as described above.

We assess the levels of the investments at each measurement date, and transfers between levels are recognized on the subsequent measurement date closest in time to the actual date of the event or change in circumstances that caused the transfer. There were no transfers among Level 1, 2 and 3 for the years ended December 31, 2016, 2015 and 2014.

As of December 31, 2016, investments measured at fair value on a recurring basis are categorized in the tables below based on the lowest level of significant input to the valuations:

	Fair Value Measurements as of December 31, 2016
(in thousands)	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Investments:
Control investments	$6,462	$—	$—	$6,462
Affiliate investments	16,200	—	—	16,200
Non-affiliate investments - related party	4,021	4,021	—	—
Non-affiliate investments	2,978	—	—	2,978
Total investments	29,661	4,021	—	25,640
Temporary cash investments	29,994	29,994	—	—
Total investments and temporary cash investments	$59,655	$34,015	$—	$25,640

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As of December 31, 2015, investments measured at fair value on a recurring basis are categorized in the tables below based on the lowest level of significant input to the valuations:

	Fair Value Measurements as of December 31, 2015
(in thousands)	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Investments:
Control investments	$5,715	$—	$—	$5,715
Affiliate investments	9,600	—	—	9,600
Non-affiliate investments - related party	3,159	3,159	—	—
Non-affiliate investments	915	—	—	915
Total investments	19,389	3,159	—	16,230
Temporary cash investments	15,000	15,000	—	—
Total investments and temporary cash investments	$34,389	$18,159	$—	$16,230

The following table provides a reconciliation of fair value changes during 2016 for all investments for which we determine fair value using significant unobservable (Level 3) inputs:

	Fair value measurements using significant unobservable inputs (Level 3)
(in thousands)	Control Investments	Affiliate Investments	Non-affiliate Investments	Total
Fair value as of December 31, 2015	$5,715	$9,600	$915	$16,230
Change in unrealized appreciation (depreciation)	747	6,600	—	7,347
Purchases of portfolio securities	—	—	2,063	2,063
Fair value as of December 31, 2016	$6,462	$16,200	$2,978	$25,640

The following table provides a reconciliation of fair value changes during 2015 for all investments for which we determine fair value using significant unobservable (Level 3) inputs:

	Fair value measurements using significant unobservable inputs (Level 3)
(in thousands)	Control Investments	Affiliate Investments	Non-affiliate Investments	Total
Fair value as of December 31, 2014	$13,173	$960	$1,532	$15,665
Realized losses	(2,850)	—	372	(2,478)
Change in unrealized appreciation (depreciation)	(1,450)	8,640	(435)	6,755
Purchases of portfolio securities	—	—	—	—
Proceeds from sales/dispositions	(3,158)	—	(554)	(3,712)
Fair value as of December 31, 2015	$5,715	$9,600	$915	$16,230

Our investment portfolio is not composed of homogeneous debt and equity securities that can be valued with a small number of inputs. Instead, the majority of our investment portfolio is composed of complex debt and equity securities with distinct contract terms and conditions. As such, our valuation of each investment in our portfolio is unique and complex, often factoring in numerous different inputs, including historical and forecasted financial and operational performance of the portfolio company, project cash flows, market multiples comparable market transactions, the priority of our securities compared with those of other investors, credit risk, interest rates, independent valuations and reviews and other inputs.

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The following table summarizes the significant non-observable inputs in the fair value measurements of our level 3 investments by category of investment and valuation technique as of December 31, 2016:

				Range
(in thousands)	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum	Maximum
Secured and subordinated debt	$2,978	Yield analysis	Discount for lack of marketability	0%	0%
Common stock	16,200	Income/Market approach	EBITDA Multiple/Discount for lack of marketability/Control premium	10%	32.5%
Limited liability company investments	6,462	Asset Approach Discounted cash flow; Guideline transaction method	Recovery rate Reserve adjustment factors	75%	100%
	$25,640

Because of the inherent uncertainty of the valuation of portfolio securities which do not have readily ascertainable market values, amounting to $25.6 million and $16.2 million as of December 31, 2016 and 2015, respectively, our fair value determinations may materially differ from the values that would have been used had a ready market existed for the securities.

We adjust our net asset value for the changes in the value of our publicly held securities, if applicable, and material changes in the value of private securities, generally determined on a quarterly basis or as announced in a press release, and report those amounts to Lipper Analytical Services, Inc. Our net asset value appears in various publications, including Barron’s and The Wall Street Journal.

Foreign Exchange—We record temporary changes in foreign exchange rates of portfolio securities denominated in foreign currencies as changes in fair value. These changes are therefore reflected as unrealized gains or losses until realized.

Investment Transactions—Investment transactions are recorded on the accrual method. Realized gains and losses on investments sold are computed on a specific identification basis.

We classify our investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in companies in which the Fund owns more than 25% of the voting securities or maintains greater than 50% of the board representation. Under the 1940 Act, “Affiliate Investments” are defined as those non-control investments in companies in which we own between 5% and 25% of the voting securities. Under the 1940 Act, “Non-affiliate Investments” are defined as investments that are neither Control Investments nor Affiliate Investments.

Interest Income Recognition—We record interest income, adjusted for amortization of premium and accretion of discount, on an accrual basis to the extent that we expect to collect such amounts. We accrete or amortize discounts and premiums on securities purchased over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discount and/or amortization of premium on debt securities. We stop accruing interest on investments when we determine that interest is no longer collectible. We may also impair the accrued interest when we determine that all or a portion of the current accrual is uncollectible. If we receive any cash after determining that interest is no longer collectible, we treat such cash as payment on the principal balance until the entire principal balance has been repaid, before we recognize any additional interest income. We will write off uncollectible interest upon the occurrence of a definitive event such as a sale, bankruptcy, or reorganization of the relevant portfolio interest.

Payment in Kind Interest (PIK)—We have loans in our portfolio that may pay PIK interest. We add PIK interest, if any, computed at the contractual rate specified in each loan agreement, to the principal balance of the loan and recorded as interest income. To maintain our status as a RIC, we must pay out to stockholders this non-cash source of income in the form of dividends even if we have not yet collected any cash in respect of such investments. We will continue to pay out net investment income and/or realized capital gains, if any, on an annual basis as required under the 1940 Act.

Cash Flows—For purposes of the Statements of Cash Flows, we consider all highly liquid temporary cash investments purchased with an original maturity of three months or less to be cash equivalents. We include our investing activities within cash flows from operations. We exclude “Restricted Cash and Temporary Cash Investments” used for purposes of complying with RIC requirements from cash equivalents.

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Taxes—We intend to comply with the requirements of the Code necessary to qualify as a RIC and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to stockholders. Therefore, no provision for federal income taxes is recorded in the financial statements. We borrow money from time to time to maintain our tax status under the Code as a RIC. See Note 1 for discussion of Taxable Subsidiaries and see Note 2 for further discussion of the Fund’s RIC borrowings.

All corporations incorporated in the State of Delaware are required to file an Annual Report and to pay a franchise tax. As a result, we paid Delaware Franchise tax in the amount of $0.02 million, for each of the years ended December 31, 2016, 2015 and 2014.

Texas margin tax applies to legal entities conducting business in Texas. The margin tax is based on our Texas sourced taxable margin. The tax is calculated by applying a tax rate to a base that considers both revenue and expenses and therefore has the characteristics of an income tax. As a result, we did not owe state income tax for each of the years ended December 31, 2016, 2015 and 2014.

(4) RELATED PARTY TRANSACTIONS AND AGREEMENTS

MVC Capital, Inc. – Share Exchange. On May 14, 2014, we announced that the Fund intended to effect a reorganization pursuant to Section 2(a)(33) of the 1940 Act (“Plan of Reorganization”). As a first step to consummating the Plan or Reorganization, we sold to MVC 2,112,000 newly-issued shares of the Fund’s common stock in exchange for 395,839 shares of MVC (such transaction is hereinafter referred to as the “Share Exchange”). MVC is a BDC traded on the New York Stock Exchange that provides long-term debt and equity investment capital to fund growth, acquisitions and recapitalizations of companies in a variety of industries. The Share Exchange was calculated based on the Fund’s and MVC’s respective net asset value per share. At the time of the Share Exchange, the number of MVC shares received by Equus represented approximately 1.73% of MVC’s total outstanding shares of common stock. During 2016, we received 22,863 additional shares in the form of dividend payments. As of December 31, 2016, we valued our 468,608 MVC shares at $4.0 million, an increase from $3.2 million at December 31, 2015. The value of our MVC shares was based on MVC’s closing trading price on the NYSE as of such dates. Due to the ownership relationship between the Company and MVC, the investment and amounts due to and from MVC have been identified and disclosed as “related party(ies)” in our Consolidated Financial Statements.

Except as noted below, as compensation for services to the Fund, each Independent Director receives an annual fee of $20,000 paid quarterly in arrears, a fee of $2,000 for each meeting of the Board of Directors attended in person, a fee of $1,000 for participation in each telephonic meeting of the Board and a fee of $1,000 for each committee meeting attended, and reimbursement of all out-of-pocket expenses relating to attendance at such meetings. A quarterly fee of $15,000 is paid to the Chairman of the Audit Committee and a quarterly fee of $3,750 is paid to the Chairman of the Independent Directors. We may also pay other one-time or recurring fees to members of our Board of Directors in special circumstances. None of our interested directors receive annual fees for their service on the Board of Directors.

In November 2011, Equus Energy, LLC (“Equus Energy”), a wholly-owned subsidiary of the Fund, entered into a consulting agreement with Global Energy Associates, LLC (“Global Energy”) to provide consulting services for energy related investments. Henry W. Hankinson, Director of the Fund, is a managing partner and co-founder of Global Energy. For each of the years ended December 31, 2016, 2015 and 2014, payments to Global Energy totaled $75,000.

In respect of services provided to the Fund by members of the Board not in connection with their roles and duties as directors, the Fund pays a rate of $250 per hour for services rendered.  During 2016, 2015 and 2014, we paid Kenneth I. Denos, P.C., a professional corporation owned by Kenneth I. Denos, a director of the Fund, $0.4 million, $0.3 million and $0.3 million, respectively, for services provided to the Fund during these years, respectively.

(5) FEDERAL INCOME TAX MATTERS

As a RIC, our tax liability is dependent upon whether an election is made to distribute taxable investment income and capital gains above any statutory requirement. As we have incurred net investment losses and have had no realized gains after taking into account our capital loss carryforwards in 2016, 2015 and 2014, no distributions were required or made.

Our year-end for determining capital gains for purposes of Section 4982 of the Code is October 31.

There are no material book to tax differences for net investment income/losses, realized gains or unrealized appreciation/depreciation. As of December 31, 2016, we had approximately $31.3 million in capital losses of which $15.6 million will begin expiring after 2017 and the remaining $15.7 million can be carried forward indefinitely.

Reclassification of returns of capital had no material book to tax differences for the three years ended December 31, 2016 and therefore has no material book to tax differences impacting accumulated earnings.

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We believe that any aggregate exposure for uncertain tax positions should not have a material impact on our financial statements as of December 31, 2016 or December 31, 2015. An uncertain tax position is measured as the largest amount of tax return benefits that does not have a greater than 50% likelihood of being realized upon ultimate settlement. We have not recorded an adjustment to our financial statements related to any uncertain tax positions. We will continue to evaluate our tax positions and recognize any future impact of uncertain tax positions as a charge to income in the applicable period in accordance with promulgated standards.

The Fund’s accounting policy related to income tax penalties and interest assessments is to accrue for these costs and record a charge to expenses during the period that the Fund takes an uncertain tax position through resolution with the taxing authorities or expiration of the applicable statute of limitations.

All of the Fund’s federal and state tax returns for 2012 through 2016 remain open to examination. We believe that there are no tax positions taken or expected to be taken that would significantly increase or decrease unrecognized tax benefits within 12 months of the reporting date.

(6) COMMITMENTS AND CONTINGENCIES

Lease Commitments. We had an operating lease for office space that expired in September 2014. Our current office space lease as of December 31, 2016 is month-to-month. Rent expense under the operating lease agreement, inclusive of common area maintenance costs, was $89,000, $91,000 and $91,000 for the years ended December 31, 2016, December 31, 2015 and December 31, 2014, respectively.

Portfolio Companies. As of December 31, 2016 and 2015, we had no outstanding commitments to our portfolio company investments; however, under certain circumstances, we may be called on to make follow-on investments in certain portfolio companies. If we do not have sufficient funds to make follow-on investments, the portfolio company in need of the investment may be negatively impacted. Also, our equity interest in the estimated fair value of the portfolio company could be reduced. Follow-on investments may include capital infusions which are expenditures made directly to the portfolio company to ensure that operations are completed, thereby allowing the portfolio company to generate cash flows to service the debt.

Legal Proceedings–Shareholder Complaint. On November 16, 2016, Samuel Zalmanoff filed a lawsuit against the Fund and members of the Board of Directors in the Court of Chancery in the State of Delaware. The lawsuit was filed in connection with the Fund’s 2016 Equity Incentive Plan (“Incentive Plan”) which was adopted by the Board of Directors on April 15, 2016, approved by the Equus shareholders on June 13, 2016, and approved, with certain standard exceptions, by the Securities and Exchange Commission on January 10, 2017. Mr. Zalmanoff’s complaint, which purports to be on behalf of all non-affiliate Equus shareholders entitled to vote for the Incentive Plan, alleges a breach by the Board of Directors of its fiduciary duties of disclosure in connection with the Incentive Plan, and seeks an order from the court: (i) enjoining implementation of the Incentive Plan, (ii) requiring the Fund to revise its disclosures relating to the Incentive Plan, and (iii) for an award of costs, attorneys’ fees, and expenses. We believe this lawsuit is without merit and intend to vigorously dispute the claims made therein. Accordingly, on January 9, 2017, we filed a Motion to Dismiss the complaint, which was followed on January 27, 2017 with a supporting brief and other corroborative items. Mr. Zalmanoff is required to file a response to this motion no later than March 13, 2017.

Legal Proceedings–Champion Window Arbitration Settlement. In January 2006, we sold our 31.5% ownership interest in Champion Window, Inc. (“Champion”), a portfolio company of the Fund, to Atrium Companies Inc. (“Atrium”) pursuant to a Stock Purchase Agreement (“SPA”) dated December 22, 2005. The SPA contained certain limited rights of indemnification for Atrium in connection with its purchase of such ownership interest.

More than five years after the closing of the sale of our Champion interest, Atrium filed suit in Texas state court, which was subsequently consolidated into an Arbitration Action, against two former officers of Champion, Equus, and another former Champion shareholder. The suit alleged breaches of fiduciary duty against Champion’s former officers for hiring undocumented workers that were discovered as a result of an investigation by the U.S. Immigration and Customs Enforcement agency (“ICE”) into Atrium’s hiring practices. The suit also sought indemnification under the SPA from these officers, Equus, and another former Champion shareholder, for a payment of $2.0 million made to ICE in settlement of the investigation and associated legal costs, as well as for claimed lost profits as a result of the investigation.

On February 4, 2015, without admitting to any liability on the part of Equus, we entered into a settlement agreement with Atrium and its associated companies. Pursuant to the settlement agreement and in view of the estimated costs of protracted litigation and the associated disruption to the operations of the Fund, we agreed to pay $500,000, in complete settlement of the lawsuit, as being in the best interests of the Fund and its shareholders. This amount was accrued as of December 31, 2014. The settlement payment was made on February 6, 2015. Atrium filed a motion to dismiss the lawsuit with prejudice on February 4, 2015.

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From time to time, the Fund is also a party to certain proceedings incidental to the normal course of our business including the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot at this time be predicted with certainty, we do not expect that these proceedings will have a material effect upon the Fund’s financial condition or results of operations.

(7) PORTFOLIO SECURITIES

2016 Portfolio Activity

During the year ended December 31, 2016, we had investment activity of $2.4 million in three portfolio companies. We invested $2.0 million in Biogenic Reagents, LLC (“Biogenic”) in the form of a senior secured promissory note, bearing cash and PIK interest at the combined rate of 16% per annum. During 2016, we received $0.04 million in semi-annual interest and $13 thousand in PIK’d interest in respect of our note with 5TH Element Tracking, LLC (“5TH Element”). During 2016, we also received 22,863 shares of MVC in the form of dividend payments.

The following table includes significant investment activity during the year ended December 31, 2016 (in thousands):

	Investment Activity
	New Investments		Existing Investments
Portfolio Company	Cash	Non-Cash	Follow-On	PIK	Total
Biogenic Reagents, LLC	$2,000	$—	$—	$13	$2,013
MVC Capital, Inc.	—	—	—	313	313
5TH Element Tracking, LLC	—	—	—	50	50
	$2,000	$—	$—	$376	$2,376

During 2016, we realized net capital losses of $13 thousand due to the disposition of temporary cash investments.

During 2016, we recorded an increase of $7.9 million in net unrealized appreciation, from $2.4 million at December 31, 2015 to $10.3 million at December 31, 2016, in our portfolio securities. Such increase resulted primarily from the following changes:

(i)	Increase in the fair value of our shareholding in MVC of $0.5 million due to an increase in the MVC share price during 2016 and the receipt of dividend payments in the form of additional shares of MVC;

(ii)	Increase in fair value of our shareholding in PalletOne, Inc. (“PalletOne”) of $6.6 million due to continued strong revenue and earnings growth, and an overall improvement in comparable industry sectors;

(iii)	Increase in the fair value of our holdings in Equus Energy of $0.8 million, principally due to a combination of an increase in comparable transactions for mineral leases, increased production, and a continued increase short- and long-term prices for crude oil and natural gas.

2015 Portfolio Activity

During the year ended December 31, 2015, we received a one-year subordinated note from 5th Element in the original principal amount of $0.9 million, bearing interest at the rate of 14% per annum in connection with the sale of our interest in Spectrum. We also received 23,694 shares of MVC in the form of dividend payments.

The following table includes significant investment activity during the year ended December 31, 2015 (in thousands):

	Investment Activity
	New Investments		Existing Investments
Portfolio Company	Cash	Non-Cash	Follow-On	PIK	Total
MVC Capital, Inc.	$—	$—	$—	$222	$222
5TH Element Tracking, LLC	—	915	—	—	915
	$—	$915	$—	$222	$1,137

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During 2015,we realized capital losses of $2.5 million, including the following significant transactions:

Portfolio Company	Industry	Type	Transaction Type	Realized Gain (Loss)
Spectrum Management, LLC	Business products and services	Control	Disposition	$(2,850)
Orco Property Group S. A.	Real estate	Non-affiliate	Disposition	372
Various others			Disposition	(5)
				$(2,483)

During 2015, we recorded a net decrease in unrealized depreciation of $5.9 million, to arrive at a net unrealized appreciation of our portfolio securities of $2.4 million, resulting principally from the following:

(i)	Decrease in the fair value of our holdings in Equus Energy of $4.3 million, principally due to a combination of production without a corresponding increases in proved reserves and declining short- and long-term prices for crude oil and natural gas;

(ii)	Decrease in the fair value of our shareholding in MVC of $0.8 million due to a decrease in the MVC share price during the period, which was partially offset by $0.2 million in dividends received in the form of additional MVC shares and $0.2 million in purchase price adjustment;

(iii)	Increase in fair value of our shareholding in PalletOne, Inc. of $8.6 million due to an overall improvement in the industry sector for packaging companies, as well as continued revenue and earnings growth for the company;

(iv)	Transfer of unrealized depreciation to realized gain on our holding of Orco Property Group, S. A. (“OPG”) notes of $0.4 million in connection with the sale of our interest in the OPG Notes; and

(iv)	Transfer of unrealized depreciation to realized loss on our holdings in Spectrum of $2.9 million in connection with the sale of our interest in Spectrum.

2014 Portfolio Activity

During the year ended December 31, 2014, we made a capital infusion of $0.3 million relating to Spectrum. We also received a semi-annual interest payment of $0.04 million in cash and $0.2 million in the form of PIK’d interest in respect of our €1.2 million [$1.5 million] in OPG notes. On May 14, 2014, we sold to MVC 2,112,000 newly-issued shares of our common stock in exchange for 395,839 shares of MVC (see Note 10 -“Subsequent Events”). During the year ended December 31, 2014, we also received 9,129 shares of MVC in the form of dividend payments.

The following table includes significant investment activity during the year ended December 31, 2014 (in thousands):

	Investment Activity
	New Investments		Existing Investments
Portfolio Company	Cash	Non-Cash	Follow-On	PIK	Total
MVC Capital, Inc.	$524	$5,075	$—	$107	$5,706
Orco Property Group, S. A.	—	—	—	171	171
Spectrum Management, LLC	—	—	269	—	269
	$524	$5,075	$269	$278	$6,146

During 2014, we realized capital gains of $0.7 million, including the following significant transactions:

Portfolio Company	Industry	Type	Transaction Type	Realized Gain (Loss)
Orco Property Group, S. A.	Real estate	Non-affiliate	Disposition	$(63)
MVC Capital, Inc.	Financial services	Non-affiliate	Share exchange	724
Various others			Disposition	(1)
				$660

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During 2014, we recorded a net change in unrealized depreciation of $0.4 million, to arrive at net unrealized depreciation of $3.6 million as of December 31, 2014. Such change in depreciation resulted primarily from the following changes:

(i)

Increase in fair value of our holding in Equus Energy of $1.8 million due to an increase in comparable transactions for mineral leases, increased oil and gas production, as well as additional proved developed producing and proved developed producing behind-pipe reserves from new drilling and recompletion activities;

(ii)	Decrease in fair value of Equus Media Development Company, LLC of $0.1 million due to a net operating loss for the period equal to the amount of the decrease;
(iii)	Decrease in fair value of MVC of $1.7 million due to the decline in the stock price of MVC, which was partially offset by $0.1 million in dividends received in the form of additional MVC shares;
(iv)	Decrease in fair value of our holding of OPG Notes of $0.1 million due to adverse changes in the USD-EUR exchange rate; and
(v)	Increase in fair value of our shareholding in PalletOne of $0.7 million due to an improvement in the industry sector for packaging companies and continued revenue and earnings growth.

(8) EQUUS ENERGY, LLC

Equus Energy, LLC (“Equus Energy”) was formed in November 2011 as a wholly-owned subsidiary of the Fund to make investments in companies in the energy sector, with particular emphasis on income-producing oil & gas properties. In December 2011, we contributed $250,000 to the capital of Equus Energy. On December 27, 2012, we invested an additional $6.8 million in Equus Energy for the purpose of additional working capital and to fund the purchase of $6.6 million in working interests presently consisting of 111 producing and non-producing oil and gas wells. The working interests include associated development rights of approximately 20,900 acres situated on 12 separate properties in Texas and Oklahoma. The working interests range from a de minimus amount to 50% of the leasehold that includes these wells.

The wells are operated by a number of operators, including Chevron USA, Inc., which has operating responsibility for all of Equus Energy’s 22 producing well interests located in the Conger Field, a productive oil and gas field on the edge of the Permian Basin that has experienced successful gas and hydrocarbon extraction in multiple formations. Equus Energy, which holds a 50% working interest in each of these Conger Field wells, is working with Chevron in a recompletion program of existing Conger Field wells to the Wolfcamp formation, a zone containing oil as well as gas and natural gas liquids. Part of Equus Energy’s acreage rights described above also includes a 50% working interest in possible new drilling to the base of the Canyon formation (appx. 8,500 feet) on 2,400 acres in the Conger Field. Also included in the interests acquired by Equus Energy are working interests of 7.5% and 2.5% in the Burnell and North Pettus Units, respectively, which collectively comprise approximately 13,000 acres located in the area known as the “Eagle Ford Shale” play.

Revenue and Income. During the year ended December 31, 2016, Equus Energy’s revenue, operating revenue less direct operating expenses, and net loss were $0.7 million, $0.05 million, and ($1.0) million, respectively, as compared to revenue, operating revenue less direct operating expenses, and net loss of $1.1 million, ($0.01) million, and ($5.1) million, respectively, for the year ended December 31, 2015 and $2.5 million, $1.3 million, and $0.2 million, respectively for the year ended December 31, 2014.

Capital Expenditures. During the fourth quarter of 2016, Equus Energy received $0.3 million as a result of the sale of a small working interest it held in the Permian Basin for approximately $12,500 per acre.

During 2015, Equus Energy invested $.08 million in capital expenditures for small repairs and improvements. The operators of the various working interest have communicated their intent to wait until later in 2016 or 2017, commensurate with an anticipated gradual rise in the price of crude oil, to commence new drilling and recompletion projects.

During 2014, Equus Energy invested $0.5 million in several drilling and recompletion projects.

We do not consolidate Equus Energy or its wholly-owned subsidiaries and accordingly only the value of our investment in Equus Energy is included on our statement of assets and liabilities. Our investment in Equus Energy is valued in accordance with our normal valuation procedures and is based in part on using a discounted cash flow analysis based on a reserve report prepared for Equus Energy by Lee Keeling & Associates, Inc., an independent petroleum engineering firm, the transactions and values of comparable companies in this sector, and the estimated value of leasehold mineral interests associated with the acreage held by Equus Energy. A valuation of Equus Energy was performed by a third-party valuation firm, who recommended a value range of Equus Energy consistent with the fair value determined by our Management (See Schedule of Investments).

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Below is summarized unaudited consolidated financial information for Equus Energy as of December 31, 2016 and for the year ended December 31, 2016 and selected financial information derived from the audited financial statements for Equus Energy as of December 31, 2015 and 2014 and for each of the years ended December 31, 2015, and 2014 (in thousands):

EQUUS ENERGY, LLC and SUBSIDIARY

Unaudited Condensed Consolidated Balance Sheets

	December 31,	December 31,
	2016	2015

Assets
Current assets:
Cash and cash equivalents	$291	$517
Accounts receivable	91	122
Other current assets	32	32
Total current assets	414	671
Oil and gas properties	8,055	8,269
Less: accumulated depletion, depreciation and amortization	(7,145)	(6,516)
Net oil and gas properties	910	1,753
Total assets	$1,324	$2,424
Liabilities and member's equity
Current liabilities:
Accounts payable and other	$75	$206
Due to affiliate	611	611
Total current liabilities	686	817
Asset retirement obligations	184	178
Total liabilities	870	995
Total member's equity	454	1,429
Total liabilities and member's equity	$1,324	$2,424

 Revenue and direct operating expenses for the various oil and gas assets included in the accompanying statements represent the net collective working and revenue interests acquired by Equus Energy. The revenue and direct operating expenses presented herein relate only to the interests in the producing oil and natural gas properties and do not represent all of the oil and natural gas operations of all of these properties. Direct operating expenses include lease operating expenses and production and other related taxes. General and administrative expenses, depletion, depreciation and amortization (“DD&A”) of oil and gas properties and federal and state taxes have been excluded from direct operating expenses in the accompanying statements of revenues and direct operating expenses because the allocation of certain expenses would be arbitrary and would not be indicative of what such costs would have been had Equus Energy been operated as a stand-alone entity. The statements of revenue and direct operating expenses presented are not indicative of the financial condition or results of operations of Equus Energy on a go forward basis due to changes in the business and the omission of various operating expenses.

EQUUS ENERGY, LLC and SUBSIDIARY

Unaudited Condensed Consolidated Statements of Operations

	Year Ended December 31,
	2016	2015	2014

Operating revenue	$683	$1,091	$2,469
Operating expenses
Direct operating expenses	632	1,103	1,148
General and administrative	392	356	632
Depletion, depreciation, amortization and accretion	369	771	790
Impairment	265	3,978	—
Total operating expenses	1,658	6,208	2,569
Operating loss before income tax expense	(975)	(5,117)	(100)
Income tax benefit (expense)	—	61	(63)
Net loss	$(975)	$(5,056)	$(163)

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EQUUS ENERGY, LLC and SUBSIDIARY

Unaudited Condensed Consolidated Statements of Cash Flows

	Year ended December 31,
	2016	2015	2014

Cash flows from operating activities:
Net loss	$(975)	$(5,056)	$(163)
Adjustments to reconcile net loss to
net cash (used in) provided by operating activities:
Impairment	265	3,978	—
Depletion, depreciation and amortization	369	766	784
Accretion expense	—	5	6
Changes in operating assets and liabilities:
Accounts receivable	31	188	(22)
Prepaid expenses and other current assets	—	4	(35)
Affiliate payable/receivable	—	—	247
Accounts payable and other	(131)	95	(190)
Net cash (used in) provided by operating activities	(441)	(20)	627

Cash flows from investing activities:
Investment in oil & gas properties	(35)	(76)	(500)
Sale of oil & gas properties	250	—	—
Net cash provided by (used in) investing activities	215	(76)	(500)
Net (decrease) increase in cash	(226)	(96)	127
Cash and cash equivalents at beginning of period	517	613	486
Cash and cash equivalents at end of period	$291	$517	$613

Non-cash investing and financing activities:
Revision of net asset retirement obligation	$—	$(11)	$—

Supplemental disclosure of cash flow information
Income taxes refunded (paid)	$—	$21	$—

Critical Accounting Policies for Equus Energy. Equus Energy and its wholly-owned subsidiary EQS Energy Holdings, Inc. (collectively, “the Company”) follow the Full Cost Method of Accounting for oil and gas properties. Under the full cost method, all costs associated with property acquisition, exploration, and development activities are capitalized. Capitalized costs include lease acquisitions, geological and geophysical work, delay rentals, costs of drilling, completing and equipping successful and unsuccessful oil and gas wells and related costs. Gains or losses are normally not recognized on the sale or other disposition of oil and gas properties. Gains or losses are normally reflected as an adjustment to the full cost pool for insignificant sales.

The capitalized costs of oil and gas properties, plus estimated future development costs relating to proved reserves and estimated cost of dismantlement and abandonment, net of salvage value, are amortized on a unit-of-production method over the estimated productive life of the proved oil and gas reserves. Unevaluated oil and gas properties are excluded from this calculation.  Depletion, depreciation, amortization and accretion expense for the Company’s oil and gas properties totaled $0.4 million, $0.8 million and $0.8 million for the years ended December 31, 2016, December 31 2015, and December 31, 2014, respectively.

Capitalized oil and gas property costs are limited to an amount (the ceiling limitation) equal to the sum of the following:

(a)	As of December 31, 2016, the present value of estimated future net revenue from the projected production of proved oil and gas reserves, calculated at the simple arithmetic average, first-day-of-the-month prices during the twelve-month period before the balance sheet date (with consideration of price changes only to the extent provided by contractual arrangements) and a discount factor of 10%;

(b)	The cost of investments in unproved and unevaluated properties excluded from the costs being amortized; and

(c)	The lower of cost or estimated fair value of unproved properties included in the costs being amortized.

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When it is determined that oil and gas property costs exceed the ceiling limitation, an impairment charge is recorded to reduce its carrying value to the ceiling limitation.  Based on calculated reserves at December 31, 2016, the unamortized costs of the Equus Energy’s oil and natural gas properties exceeded the ceiling test limit by $0.3 million, which was recorded as an impairment of oil and gas properties. During 2015, the Company recognized an impairment loss of $4.0 million. No such impairment was necessary in 2014.

The costs of certain unevaluated leasehold acreage and certain wells being drilled are not amortized. The Company excludes all costs until proved reserves are found or until it is determined that the costs are impaired. Costs not amortized are periodically assessed for possible impairment or reduction in value. If a reduction in value has occurred, costs being amortized are increased accordingly.

Revenue Recognition. Revenue recognized for oil and natural gas sales under the sales method of accounting. Under this method, revenue recognized on production as it is taken and delivered to its purchasers. The volumes sold may be more or less than the volumes entitled to, based on the owner’s net leasehold interest. These differences result from production imbalances, which are not significant, and are reflected as adjustments to proven reserves and future cash flows in the unaudited consolidated financial information included herein.

Accounting Policy on DD&A. The Company employs the “Units of Production” method in calculating depletion of its proved oil and gas properties, wherein capitalized costs, as adjusted for future development costs and asset retirement obligations, are amortized over the total estimated proved reserves.

Income Taxes. A limited liability company is not subject to the payment of federal income taxes as items of income and expenses flow through directly to its members. However, the Company may be liable for certain state income taxes. Texas margin tax applies to legal entities conducting business in Texas, and is assessed on the company’s Texas sourced taxable margin. The tax is calculated by applying the appropriate tax rate to a base that considers both revenue and expenses and therefore has the characteristics of an income tax. Taxable Subsidiaries may also generate income tax expense because of the Taxable Subsidiaries’ ownership of the portfolio companies; as such we reflect any such income tax expense on our Statements of Operations.  As of December 31, 2016, December 31, 2015 and December 31, 2014, the Company recorded $0 in federal income taxes.

Asset Retirement Obligations. The fair value of asset retirement obligations are recorded in the period in which they are incurred if a reasonable estimate of fair value can be made, and the corresponding cost is capitalized as part of the carrying amount of the related long-lived asset.  The fair value of the asset retirement obligation is measured using expected future cash outflows discounted at the Company’s credit-adjusted risk-free interest rate.  Fair value, to the extent possible, should include a market risk premium for unforeseeable circumstances.  No market risk premium was included in the Company’s asset retirement obligation fair value estimate since a reasonable estimate could not be made.  The liability is accreted to its then present value each period, and the capitalized cost is depleted or amortized over the estimated recoverable reserves using the units-of-production method.

(9) RECENT ACCOUNTING PRONOUNCEMENTS

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606). ASU 2014-09 supersedes the revenue recognition requirements under ASC 605, Revenue Recognition, and most industry-specific guidance throughout the Industry Topics of the ASC. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which an entity expects to be entitled in exchange for those goods or services. Under the new guidance, an entity is required to perform the following five steps: (1) identify the contract(s) with a customer; (2) identify the performance obligations in the contract; (3) determine the transaction price; (4) allocate the transaction price to the performance obligations in the contract, and (5) recognize revenue when (or as) the entity satisfies a performance obligation. The new guidance will significantly enhance comparability of revenue recognition practices across entities, industries, jurisdictions and capital markets. Additionally, the guidance requires improved disclosures as to the nature, amount, timing and uncertainty of revenue that is recognized. In March 2016, the FASB issued ASU 2016-08, Revenue from Contracts with Customers (Topic 606): Principal versus Agent Considerations (Reporting Revenue Gross versus Net), which clarified the implementation guidance on principal versus agent considerations. In April 2016, the FASB issued ASU 2016-10, Revenue from Contracts with Customers (Topic 606): Identifying Performance Obligations and Licensing, which clarified the implementation guidance regarding performance obligations and licensing arrangements. In May 2016, the FASB issued ASU No. 2016-12, Revenue from Contracts with Customers (Topic 606) — Narrow-Scope Improvements and Practical Expedients, which clarified guidance on assessing collectability, presenting sales tax, measuring noncash consideration, and certain transition matters. The new guidance will be effective for the annual reporting period beginning after December 15, 2017, including interim periods within that reporting period. Early adoption would be permitted for annual reporting periods beginning after December 15, 2016. The Company expects to complete its assessment of the impact of adoption of ASU 2014-09 during the first half of 2017.

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In August 2014, the FASB issued ASU 2014-15, Presentation of Financial Statements—Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern (“ASU 2014-15”), which requires management to assess an entity’s ability to continue as a going concern, and to provide related footnote disclosures in certain circumstances. The amendments in this Update are effective for the annual period ending after December 15, 2016, and for annual periods and interim periods thereafter. Early application is permitted. The Fund adopted ASU 2014-15 as of and for the annual period ended December 31, 2016, which did not have any impact on its financial statements.

In May 2015, the FASB issued ASU 2015-07, Fair Value Measurements— Disclosures for Certain Entities that Calculate Net Asset Value per Share. This amendment updates guidance intended to eliminate the diversity in practice surrounding how investments measured at net asset value under the practical expedient with future redemption dates have been categorized in the fair value hierarchy. Under the updated guidance, investments for which fair value is measured at net asset value per share using the practical expedient should no longer be categorized in the fair value hierarchy, while investments for which fair value is measured at net asset value per share but the practical expedient is not applied should continue to be categorized in the fair value hierarchy. The updated guidance requires retrospective adoption for all periods presented and is effective for interim and annual reporting periods beginning after December 15, 2015, with early adoption permitted. The Company adopted this standard during the three months ended March 31, 2016. There was no impact of the adoption of this new accounting standard on the Company’s financial statements as none of its investments are measured through the use of the practical expedient.

In January 2016, the FASB issued ASU No. 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities.  Among other things, this ASU requires that pubic business entities use the exit price notion when measuring the fair value of financial instruments for disclosure purposes.  ASU No. 2016-01 is effective for public entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2017.  Our adoption of ASU No. 2016-01 is not anticipated to have a material effect on our financial statements.

In February 2016, the FASB issued ASU 2016 02, Leases, which requires lessees to recognize on the balance sheet a right of use asset, representing its right to use the underlying asset for the lease term, and a lease liability for all leases with terms greater than 12 months. The guidance also requires qualitative and quantitative disclosures designed to assess the amount, timing, and uncertainty of cash flows arising from leases. The standard requires the use of a modified retrospective transition approach, which includes a number of optional practical expedients that entities may elect to apply. The new guidance is effective for annual periods beginning after December 15, 2018, and interim periods therein. Early application is permitted. The adoption of ASU 2016-02 will not have an impact on our financial statements as we currently have no operating leases and our principal offices are under a month-to-month lease arrangement.

In March 2016, the FASB issued ASU No. 2016-09, Compensation-Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting (“ASU 2016-09”), which is intended to improve the accounting for share-based payments and affects all organizations that issue share-based payment awards to their employees. ASU 2016-09 primarily simplifies the accounting for and classification of, income taxes related to share-based payment awards, including the impact of income taxes withheld on the classification of awards as equity or liabilities and the classification of income taxes on the statement of cash flows. ASU 2016-09 also permits an entity to elect a forfeiture rate assumption based on the estimated number of awards expected to vest or to account for forfeitures when they occur. ASU 2016-09 is effective for fiscal years beginning after December 15, 2016, and interim periods within those fiscal years. Early adoption is permitted, including adoption in an interim period. We elected to early adopt ASU 2016-09 effective January 1, 2016. The provisions of ASU 2019-06 should be adopted on a modified retrospective, retrospective or prospective basis, depending on the provision. We recently adopted an incentive plan for management; however, no issuances or awards have occurred to date. We are currently evaluating the impact ASU 2016-13 will have on future issuances and awards.

In June 2016, the FASB issued ASU No. 2016-13, Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”), which amends the financial instruments impairment guidance so that an entity is required to measure expected credit losses for financial assets based on historical experience, current conditions and reasonable and supportable forecasts. As such, an entity will use forward-looking information to estimate credit losses. ASU 2016-13 also amends the guidance in FASB ASC Subtopic No. 325-40, Investments-Other, Beneficial Interests in Securitized Financial Assets, related to the subsequent measurement of accretable yield recognized as interest income over the life of a beneficial interest in securitized financial assets under the effective yield method. ASU 2016-13 is effective for public business entities that meet the U.S. GAAP definition of an SEC filer, for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Early adoption is permitted as of the fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. We are currently evaluating the impact of ASU 2016-13 on our financial statements.

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In August 2016, the FASB issued ASU No. 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments (a consensus of the Emerging Issues Task Force) (“ASU 2016-15”), which addresses the diversity in practice in how certain cash receipts and cash payments are presented and classified in the statement of cash flows under ASC 230, Statement of Cash Flows, and other topics. ASU 2016-15 provides guidance on eight specific cash flow issues including the statement of cash flows treatment of beneficial interests in securitized financial transactions as well as the treatment of debt prepayment and extinguishment costs. ASU 2016-15 also provides guidance on the predominance principle to clarify when cash receipts and cash payments should be separated into more than one class of cash flows. ASU 2016-15 is effective for public business entities for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. Early adoption is permitted, including adoption in an interim period. We are currently evaluating the impact of ASU 2016-15 on our consolidated statements of cash flows.

From time to time, new accounting pronouncements are issued by the FASB or other standards setting bodies that are adopted by the Company as of the specified effective date. Management believes that the impact of recently issued standards and any that are not yet effective will not have a material impact on its consolidated financial statements upon adoption.

(10) SUBSEQUENT EVENTS

Our Management performed an evaluation of the Fund’s activity through the date the financial statements were issued, noting the following subsequent events:

On January 3, 2017, we sold U. S. Treasury Bills for $30.0 million and repaid our year-end margin loan.

On January 6, 2017, holders of a majority of the outstanding common stock of the Fund approved our cessation as a BDC under the 1940 Act and authorized our Board of Directors to cause the Fund’s withdrawal of its election to be classified as a BDC, each effective as of a date designated by the Board and our Chief Executive Officer, but in no event later than July 31, 2017. The authorization given to our Board is a consequence of the Plan of Reorganization described above. Notwithstanding this authorization to withdraw our BDC election, we will not submit any such withdrawal unless and until Equus has entered into a definitive agreement to effect a Consolidation. Further, although our shareholders have authorized us to withdraw our election as a BDC, we will require a subsequent affirmative vote from holders of a majority of our outstanding voting shares to enter into any such definitive agreement or change the nature of our business. See Note 4 “Related Party Transactions and Agreements.”

(11) SELECTED QUARTERLY DATA

(in thousands, except per share amounts)	Year Ended December 31, 2016
	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended
	March 31,	June 30,	September 30,	December 31,	Total
Total investment income	$138	$227	$191	$192	$748
Net investment loss	(733)	(452)	(570)	(696)	(2,451)
Increase in net assets resulting
from operations	242	2,067	1,889	1,234	5,432

Basic and diluted earnings per share (1)	0.02	0.17	0.16	0.08	0.43

(in thousands, except per share amounts)	Year Ended December 31, 2015
	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended
	March 31,	June 30,	September 30,	December 31,	Total
Total investment income	$44	$89	$91	$222	$446
Net investment loss	(1,074)	(594)	(370)	(313)	(2,351)
Increase (decrease) in net assets resulting
from operations	(839)	2,623	(333)	(344)	1,107

Basic and diluted earnings (loss) per share (1)	(0.07)	0.21	(0.03)	(0.03)	0.08

(1) The sum of quarterly per share amount may not equal per share amounts reported for year-to-date periods due to changes in the number of weighted average shares outstanding and the effects of rounding.

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Item 9. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Item 9A. Controls and Procedures

Attached as exhibits to this Form 10-K are certifications of our Chief Executive Officer and Chief Financial Officer (CFO), which are required in accordance with Rule 13a-14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This section includes information concerning the controls and controls evaluation referred to in those certifications and should be read in conjunction with the certifications for a more complete understanding of the topics presented.

Evaluation of Disclosure Controls and Procedures

We maintain disclosure controls and procedures that are designed to ensure that information required to be disclosed in our reports filed pursuant to the Exchange Act is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, and that such information is accumulated and communicated to our management, including our Chief Executive Officer and Chief Financial Officer, as appropriate, to allow timely decisions regarding required disclosure based on the definition of “disclosure controls and procedures” as promulgated under the Exchange Act. In designing and evaluating the disclosure controls and procedures, management recognized that any controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives, and management necessarily was required to apply its judgment in evaluating the cost-benefit relationship of possible controls and procedures.

The Fund, including our Chief Executive Officer and Chief Financial Officer, evaluated the effectiveness of the design and operation of our disclosure controls and procedures as of December 31, 2016. Based on the foregoing, our Chief Executive Officer and Chief Financial Officer concluded that our disclosure controls and procedures were effective.

Management Report on Internal Control Over Financial Reporting

Our Management is responsible for establishing and maintaining adequate internal control over financial reporting to provide reasonable assurance regarding the reliability of our financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Fund are being made only in accordance with authorizations of Management and directors of the Fund; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Fund’s assets that could have a material effect on the financial statements.

We assessed our internal control over financial reporting as of December 31, 2016, the end of our most recent fiscal year. We based our assessment on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in “Internal Control-Integrated Framework” published in 2013. Our assessment included evaluation of such elements as the design and operating effectiveness of key financial reporting controls, process documentation, accounting policies, and our overall control environment. This assessment is supported by testing and monitoring performed both by a third-party consultant and our accounting department.

Based on our assessment, we have concluded that our internal control over financial reporting was effective as of the end of the fiscal year to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external reporting purposes in accordance with generally accepted accounting principles. The results of our assessment have been reviewed with the Audit Committee of our Board of Directors.

Item 9B. Other Information

None.

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PART III

Item 10. Directors, Executive Officers and Corporate Governance

Information about our Directors and Executive Officers, our Audit Committee and the Nominating and Corporate Governance Committee, our code of ethics applicable to the principal executive officer and principal financial officer, and Section 16(a) Beneficial Ownership Reporting Compliance is incorporated by reference to our Definitive Proxy Statement for the 2015 Annual Meeting of Stockholders, to be filed pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, on or prior to April 30, 2017 (the “2017 Proxy Statement”).

We have adopted a code of business conduct and ethics applicable to our directors, officers (including our principal executive officer, principal financial officer and controller) and employees, known as the Code of Business Conduct and Ethics. A copy of the Code of Business Conduct and Ethics is available to any person, without charge, upon request addressed to Equus Total Return, Inc., Attention: Corporate Secretary, 700 Louisiana Street, 48th Floor, Houston, TX 77002. In the event that we amend or waive any of the provisions of the Code of Business Conduct and Ethics applicable to our principal executive officer, principal financial officer, or controller, we intend to disclose the same on its website at www.equuscap.com.

Item 11. Executive Compensation

Information regarding Executive Compensation is incorporated by reference to our 2017 Proxy Statement.

Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

Information regarding Security Ownership of Certain Beneficial Owners and Management and Securities Authorized for Issuance under Equity Compensation Plans is incorporated by reference to our 2016 Proxy Statement.

Item 13. Certain Relationships and Related Transactions and Director Independence

Information regarding Certain Relationships and Related Transactions is incorporated by reference to our 2017 Proxy Statement.

Item 14. Principal Accountant Fees and Services

Information regarding Principal Accountant Fees and Services is incorporated by reference to our 2016 Proxy Statement.

PART IV

Item 15. Exhibits and Financial Statement Schedules

(a)(1) The following financial statement schedules are filed herewith:

Report of Independent Registered Public Accounting Firm—BDO USA, LLP	66
Schedule 12-14 Investments in and Advances to Affiliates	67

Item 16. Form 10-K Summary

Not applicable.

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Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders

of Equus Total Return, Inc.:

We have audited the balance sheet of Equus Total Return, Inc. (a Delaware corporation), including the schedule of investments, as of December 31, 2016 and the related statements of operations, changes in net assets and cash flows for the year ended December 31, 2016 and the selected per share data and ratios for the year ended December 31, 2016, and have issued our report thereon dated March 13, 2017 (included elsewhere in this Form 10-K). Our audit also included the Schedule 12-14 listed in Item 15(a)(1) of this Form 10-K. The Schedule 12-14 is the responsibility of the management of Equus Total Return, Inc. Our responsibility is to express an opinion based on our audit.

In our opinion, the Schedule 12-14 referred to above, when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

/s/ BDO USA, LLP

Houston, Texas

March 13, 2017

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SCHEDULE 12-14

EQUUS TOTAL RETURN, INC.

SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES

(in thousands)
		Year Ended December 31, 2016
Portfolio Company	Investment(a)	Amount of Interest or Dividend Credited to Income(d)	As of December 31, 2015 Fair Value	Gross Additions(b)	Gross Reductions(c)	As of December 31, 2016 Fair Value
Control investments: Majority-owned
Equus Energy, LLC	Member interest (100%)	$—	$5,500	$750	$—	$6,250
Equus Media Development Company, LLC	Member interest (100%)	—	215	—	(3)	212
Total Control investments: Majority-owned		—	5,715	750	(3)	6,462
Total Control investments		—	5,715	750	(3)	6,462
Affiliate Investments
PalletOne, Inc.	350,000 shares of common stock	—	9,600	6,600	—	16,200
Total Affiliate investments		—	9,600	6,600	—	16,200
Total Investments In and Advances to Affiliates		$—	$15,315	$7,350	$(3)	$22,662

This schedule should be read in conjunction with our Financial Statements, including our Schedule of Investments and Notes 3 and 4 to the Financial Statements.

(a)	Common stock, warrants, options and equity interests are generally non-income producing and restricted. In some cases, preferred stock may also be non-income producing. The principal amount for debt and the number of shares of common stock and preferred stock is shown in the Schedule of Portfolio Securities as of December 31, 2016.
(b)	Gross additions include increases in investments resulting from new portfolio company investments, paid-in-kind interest or dividends, the amortization of discounts and fees, and the exchange of one or more existing securities for one or more new securities. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation.
(c)	Gross reductions include decreases in investments resulting from principal collections related to investment repayments or sales and the exchange of one or more existing securities for one or more new securities. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation.
(d)	Represents the total amount of interest or dividends credited to income for the portion of the year an investment was a control investment (more than 25% owned) or an affiliate investment (5% to 25% owned), respectively. All dividend income is non-cash unless otherwise noted.

87

(a)(2) Exhibits

3.	Articles of Incorporation and by-laws.

(a)	Restated Certificate of Incorporation of the Fund, as amended. [Incorporated by reference to Exhibit 3(a) to Registrant’s Annual Report on Form 10-K for the year ended December 31, 2007.]

(b)	Certificate of Merger dated June 30, 1993, between the Fund and Equus Investments Incorporated. [Incorporated by reference to Exhibit 3(b) to Registrant’s Annual Report on Form 10-K for the year ended December 31, 2007.]

(c)	Amended and Restated Bylaws of the Fund. [Incorporated by reference to Exhibit 3(b) to Registrant’s Current Report on Form 8-K filed on December 16, 2010.]

10.	Material Contracts.

(c)	Safekeeping Agreement between the Fund and Amegy Bank dated August 16, 2008. [Incorporated by reference to Exhibit 10(g) to Registrant’s Annual Report on Form 10-K for the year ended December 31, 2008.]

(d)	Form of Indemnification Agreement between the Fund and certain of its directors and officers. [Incorporated by reference to Exhibit 10(d) to Registrant’s Annual Report on Form 10-K for the year ended December 31, 2011]

(e)	Form of Release Agreement between the Fund and certain of its officers and former officers. [Incorporated by reference to Exhibit 10(h) to Registrant’s Annual Report on Form 10-K for the year ended December 31, 2004.]

(f)	Code of Ethics of the Fund (Rule 17j-1) [Incorporated by reference to Exhibit 10(f) to Registrant’s Annual Report on Form 10-K for the year ended December 31, 2009.]

(g)	Share Exchange Agreement between the Fund and MVC Capital, Inc., dated May 14, 2014 [Incorporated by reference to Exhibit 10.1 to Registrant’s Current Report on Form 8-K filed on May 15, 2015.]

(h)	Plan of Reorganization of the Registrant, dated as of May 13, 2014 [Incorporated by reference to Exhibit 2.1 to Registrant’s Current Report on Form 8-K filed on May 15, 2015.]
(i)	2016 Equity Incentive Plan, adopted June 13, 2016 [Incorporated by reference to Exhibit 1 to Registrant’s Definitive Proxy Statement filed on May 5, 2016.]

31.	Rule 13a-14(a)/15d-14(a) Certifications

(1)	Certification by Chief Executive Officer

(2)	Certification by Chief Financial Officer

32.	Section 1350 Certification

(1)	Certification by Chief Executive Officer

(2)	Certification by Chief Financial Officer

99.	Equus Energy, LLC and Subsidiary

(1)	Consolidated Financial Statements of Equus Energy, LLC and Subsidiary for the years ended December 31, 2015, 2014 and 2013 [Incorporated by reference to Exhibit 99.1 to Registrant’s Current Report on Form 10-K filed on March 30 2016.]

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Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed by the undersigned, thereunto duly authorized.

EQUUS TOTAL RETURN, INC.

Date: March 13, 2017	/S/ JOHN A. HARDY
John A. Hardy
Chief Executive Officer (Principal Executive Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Signature	Title	Date

/S/ FRASER ATKINSON	Director	March 13, 2017
Fraser Atkinson

/S/ RICHARD F. BERGNER	Director	March 13, 2017
Richard F. Bergner

/S/ KENNETH I. DENOS	Director, Secretary and Chief Compliance Officer	March 13, 2017
Kenneth I. Denos

/S/ HENRY W. HANKINSON	Director	March 13, 2017
Henry W. Hankinson

/S/ ROBERT L. KNAUSS	Director	March 13, 2017
Robert L. Knauss

/S/ BERTRAND DES PALLIERES	Director	March 13, 2017
Bertrand des Pallieres

/S/ JOHN A. HARDY	Director, Chief Executive Officer (Principal Executive Officer)	March 13, 2017
John A. Hardy

/S/ L’SHERYL D. HUDSON	Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)	March 13, 2017
L’Sheryl D. Hudson

89